UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CHC Group Ltd.

(Exact name of Registrant as specified in its charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2.	Form, Schedule or Registration Statement No.:

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4.	Date Filed:

CHC Group Ltd.
190 Elgin Avenue
George Town
Grand Cayman, KY1-9005
Cayman Islands
(604) 276-7500

October 10, 2014

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of CHC Group Ltd. (the “Company”), I cordially invite you to attend an Extraordinary General Meeting of Shareholders. The meeting will be held on Friday, November 7, 2014 at 10:00 a.m. local time at the offices of Cooley LLP, 1114 Avenue of the Americas, New York, NY 10036, USA. The notice of meeting and proxy statement that follow describe the business that we will consider at the meeting.

At this important meeting, you will be asked to vote on a set of proposals relating to an investment by Clayton, Dubilier & Rice Fund IX, L.P. or one or more of its affiliates (who we refer to as the “Investor”), in newly created convertible preferred shares of CHC Group Ltd., which we refer to as the “preferred shares.” On August 21, 2014, we entered into an investment agreement with the Investor whereby we agreed to sell to the Investor for an aggregate purchase price of up to $600 million, at a purchase price of $1,000 per preferred share, (i) upon the first closing, a number of preferred shares, which, if converted to ordinary shares immediately, would constitute 19.9% of the total ordinary shares issued and outstanding immediately prior to the issuance of the preferred shares, less preferred shares issuable in respect of amounts of accrued preferred dividends on the first two preferred dividend payment dates (as described below), (ii) upon the second closing, 500,000 preferred shares less the preferred shares sold upon the first closing, and (iii) upon the third closing, up to 100,000 additional preferred shares (which number may be reduced by the number of preferred shares sold pursuant to a rights offering to existing holders of the Company’s ordinary shares).

During the Extraordinary General Meeting of Shareholders, shareholders will consider and vote upon:

1.  the issuance of the preferred shares to the Investor, which are convertible into ordinary shares representing more than 20% of our issued and outstanding ordinary shares, and the issuance of any additional preferred shares in respect of amounts of accrued preferred dividends on the preferred shares;

2.  the granting to the Investor of certain preemptive rights to participate in future Company issuances of its ordinary shares or securities convertible into or exercisable for its ordinary shares to the extent that upon such issuance or conversion the Investor would receive more than 1% of the number or voting power of the Company’s then-outstanding ordinary shares and that such issuances occur prior to the earlier of our annual general meeting of shareholders in 2019 or November 7, 2019;

3.  the amendment of the Amended and Restated Memorandum and Articles of Association of the Company adopted on January 3, 2014 (the “Articles”) to make explicit (i) the Board’s ability to pay dividends in shares as well as in cash and (ii) the availability of proxy voting via telephone, Internet, or other means as approved by our Board;

4.  the adjournment of the Extraordinary General Meeting of Shareholders, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Extraordinary General Meeting of Shareholders to approve the transactions contemplated by the investment agreement; and

5.  such other business as may properly come before the  Extraordinary General Meeting of Shareholders.

We cannot complete some or all of the transactions contemplated by the investment agreement unless the specified conditions are satisfied or waived. The conditions to completion of the transactions contemplated by the investment agreement

i

that must be satisfied include, among other conditions, the receipt of specified governmental and regulatory approvals and, with respect to the Second Closing and the Third Closing, obtaining the approval of our shareholders to Proposal 1 set forth above. 6922767 Holding (Cayman) Inc., a holding company owned by affiliates of First Reserve Corporation, and which owns approximately 57.2% of our issued and outstanding ordinary shares, has entered into a voting agreement with the Investor, pursuant to which, among other things, it has agreed to vote its ordinary shares in favor Proposal 1, Proposal 2 and Proposal 4 set forth above. We currently expect that the transactions will be completed before the end of calendar year 2014.

Our Board of Directors has unanimously determined that the investment agreement and the transactions contemplated by the investment agreement, including the issuance of the preferred shares and the grant of preemptive rights to the Investor as described above (which we collectively refer to as the “Private Placement”), are in the best interests of the Company, and has approved and adopted the Private Placement. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO PERMIT THE ISSUANCE OF THE PREFERRED SHARES, “FOR” THE GRANTING OF PREEMPTIVE RIGHTS TO THE INVESTOR, “FOR” THE AMENDMENT OF THE ARTICLES TO MAKE EXPLICIT (I) THE BOARD’S ABILITY TO PAY DIVIDENDS IN SHARES AND (II) THE AVAILABILITY OF PROXY VOTING VIA TELEPHONE, INTERNET OR OTHER MEANS AS APPROVED BY THE BOARD, AND “FOR” THE PROPOSAL TO ADJOURN THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS, IF NECESSARY, TO PERMIT FURTHER SOLICITATION OF PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO APPROVE THE ISSUANCE.

We expect to complete a rights offering to existing holders of the Company’s ordinary shares of up to $100 million in preferred shares prior to the date that is 90 days after the first closing of the sale of the preferred shares. We have filed a registration statement relating to such rights offering. We will complete the sale of preferred shares in the rights offering in accordance with applicable law and the terms stated in the registration statement. The rights offering will be made only by means of a prospectus filed as part of a registration statement. These proxy materials do not constitute an offer to sell or a solicitation of an offer to buy any securities in the rights offering. If you are a shareholder as of the record date for the rights offering, you will receive a prospectus relating to the rights offering and related offering materials following the effectiveness of the registration statement. Those materials will describe in detail the procedures for participation in the rights offering.

We urge you to review carefully the accompanying material and to return the enclosed proxy card promptly. Whether or not you plan to attend the Extraordinary General Meeting of Shareholders, please sign, date and return the enclosed proxy card without delay or vote by Internet or telephone. If you attend the Extraordinary General Meeting of Shareholders, you may vote in person even if you have previously mailed a proxy.

Sincerely yours,

William J. Amelio
President and Chief Executive Officer

YOUR VOTE IS VERY IMPORTANT. PLEASE ENSURE THAT YOUR VOTE COUNTS
BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY.

The date of this proxy statement is October 10, 2014.

The approximate date of mailing for this proxy statement and proxy card(s) is October 10, 2014.

CHC Group Ltd.
190 Elgin Avenue
George Town
Grand Cayman, KY1-9005
Cayman Islands
(604) 276-7500

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

To Be Held On November 7, 2014

NOTICE IS HEREBY GIVEN that the Extraordinary General Meeting of Shareholders of CHC Group Ltd. (“we” or the “Company”) will be held at the offices of Cooley LLP, 1114 Avenue of the Americas, New York, NY 10036, USA, on Friday, November 7, 2014, at 10:00 a.m. local time, to consider the following proposals:

1.  To approve the issuance of the preferred shares to the Investor, which are convertible into ordinary shares representing more than 20% of the Company’s issued and outstanding ordinary shares, and the issuance of any additional preferred shares in respect of amounts of accrued preferred dividends on the preferred shares;

2.  To approve the granting to the Investor of certain preemptive rights to participate in future Company issuances of its ordinary shares or securities convertible into or exercisable for its ordinary shares to the extent that the Investor upon such issuance or conversion would receive more than 1% of the number or voting power of the Company’s then-outstanding ordinary shares and that such issuances occur prior to the earlier of our annual general meeting of shareholders in 2019 or November 7, 2019;

3.  To amend the Articles to make explicit (i) the Board’s ability to pay dividends in shares as well as in cash and (ii) the availability of proxy voting via telephone, Internet, or other means as approved by our Board;

4.  To adjourn the Extraordinary General Meeting of Shareholders, if necessary, to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the Extraordinary General Meeting of Shareholders to approve the Private Placement; and

5.  To consider such other business as may properly come before the Extraordinary General Meeting of Shareholders or any adjournments thereof.

Information concerning the matters to be acted upon at the Extraordinary General Meeting of Shareholders is set forth in the accompanying proxy statement (the “Proxy Statement”).

The record date for the Extraordinary General Meeting of Shareholders is October 9, 2014. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to
Be Held on November 7, 2014 at the offices of Cooley LLP, 1114 Avenue of the Americas,
New York, NY 10036, USA.

The proxy statement is

available at www.envisionreports.com/HELI

By Order of the Board of Directors

Russ Hill
Corporate Secretary

George Town, Grand Cayman, Cayman Islands
October 10, 2014

Shareholders are urged to complete, date, sign and return the enclosed proxy card in the accompanying envelope, which does not require postage if mailed in the United States, whether or not they plan to attend. Signing and returning a proxy card will not prohibit you from attending the Extraordinary General Meeting of Shareholders or voting in person if you attend the Extraordinary General Meeting of Shareholders.

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CERTAIN FREQUENTLY USED TERMS

“Board” means the Board of Directors of CHC Group Ltd.

“CHC Cayman” means 6922767 Holding (Cayman) Inc.

“Company” or “we” or “us” means CHC Group Ltd., unless the context requires otherwise.

“investment agreement” means the investment agreement dated as of August 21, 2014 between CHC Group Ltd., the Investor and the Investor Manager, as it may be amended from time to time.

“Investor” means Clayton, Dubilier & Rice Fund IX, L.P., a Cayman Islands exempted limited company, or one or more of its affiliates.

“Investor Manager” means Clayton, Dubilier and Rice, LLC, a Delaware limited liability company.

“non-voting ordinary shares” means the non-voting ordinary shares of a nominal or par value of US$0.0001 of CHC Group Ltd.

“ordinary shares” means the ordinary shares of a nominal or par value of US$0.0001 of CHC Group Ltd.

“preferred shares” means the convertible preferred shares of a nominal or par value of US$0.0001 of CHC Group Ltd.

“Private Placement” means the transactions contemplated by the investment agreement, including without limitation the issuance of the preferred shares on the terms contemplated therein.

“Shareholders” means the holders of our ordinary shares.

FORWARD-LOOKING STATEMENTS

This Proxy Statement and the other proxy materials attached hereto contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995, the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended and other applicable securities legislation. All statements, other than statements of historical fact included in these proxy materials regarding the benefits of the transactions, as well as our strategy, future operations, projections, conclusions, forecasts, and other statements are “forward-looking statements”. While these forward-looking statements represent our best current judgment, actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking statements. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include: our ability to obtain the approval of the transaction by our shareholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the proposed terms and timeframe; the possibility that the transaction does not close when expected or at all, or that we may be required to modify aspects of the transaction to achieve regulatory approval; the ability to realize the expected reduction of debt and interest expense from the transaction in the amounts or in the timeframe anticipated; as well as competition in the markets we serve, our ability to secure and maintain long-term support contracts, our ability to maintain standards of acceptable safety performance, political, economic, and regulatory uncertainty, problems with our non-wholly owned entities, including potential conflicts with the other owners of such entities, exposure to credit risks, our ability to continue funding our working capital requirements, risks inherent in the operation of helicopters, unanticipated costs or cost increases associated with our business operations, exchange rate fluctuations, trade industry exposure, inflation, ability to continue maintaining government issued licenses, necessary aircraft or insurance, loss of key personnel, work stoppages due to labor disputes, and future material acquisitions or dispositions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to our annual report on Form 10-K and quarterly reports on Form 10-Q, and our other filings, in particular any discussion of risk factors or forward-looking statements, which are filed with the Securities and Exchange Commission, or SEC, and available free of charge at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein.

CHC Group Ltd.

190 Elgin Avenue
George Town
Grand Cayman, KY1-9005
Cayman Islands

PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 7, 2014

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

We are providing you with these proxy materials because our Board is soliciting your proxy to vote at an Extraordinary General Meeting of Shareholders, including at any adjournments or postponements thereof, to be held on Friday, November 7, 2014 at 10:00 a.m. local time at the offices of Cooley LLP, 1114 Avenue of the Americas, New York, NY 10036, USA. You are invited to attend the Extraordinary General Meeting of Shareholders to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Extraordinary General Meeting of Shareholders to vote your ordinary shares. Instead, you may simply follow the instructions below to submit your proxy. The proxy materials are being distributed or made available on or about October 10, 2014.

How do I attend the Extraordinary General Meeting of Shareholders?

The Extraordinary General Meeting of Shareholders will be held on Friday, November 7, 2014 at 10:00 a.m. local time at the offices of Cooley LLP, 1114 Avenue of the Americas, New York, NY 10036, USA. Directions to the Extraordinary General Meeting of Shareholders are as follows:

From La Guardia Airport: Take Grand Central Parkway. Brooklyn Queens Expy E, I-278 W and I-495 W to Tunnel Exit Street. Exit from I-495 W. Turn right onto Tunnel Exit Street. Turn left onto E 39th St. Turn right onto Avenue of the Americas. The location of the Extraordinary General Meeting of Shareholders is on the right.

From John F. Kennedy International Airport: Take I-678 N from 130th Pl. Follow I-678 N and I495 W to Tunnel Exit Street. Exit from I-495 W. Turn right onto Tunnel Exit Street. Turn left onto E 39th St. Turn right onto Avenue of the Americas. The location of the Extraordinary General Meeting of Shareholders is on the right.

From Newark International Airport: Take I-78E from Newark International Airport Street. Take I-95 N and NJ-495E to Dyer Ave in Manhattan. Exit from New York 495 E. Take the W 40th Street to Avenue of the Americas. The location of the Extraordinary General Meeting of Shareholders is on the right.

Information on how to vote in person at the Extraordinary General Meeting of Shareholders is discussed below.

Who can vote at the Extraordinary General Meeting of Shareholders?

Only shareholders of record at the close of business on October 9, 2014 will be entitled to vote at the Extraordinary General Meeting of Shareholders. On this record date, there were 81,344,469 ordinary shares issued and outstanding and entitled to vote, including 744,501 restricted ordinary shares that were unvested as of the record date.

Shareholder of Record: Ordinary Shares Registered in Your Name

If on October 9, 2014 your ordinary shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting of Shareholders or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting of Shareholders, we urge you to return the enclosed proxy card or vote your shares electronically over the Internet or by telephone to ensure your vote is counted.

Beneficial Owner: Ordinary Shares Registered in the Name of a Broker or Bank

If on October 9, 2014 your ordinary shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of ordinary shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Extraordinary General Meeting of Shareholders. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the ordinary shares in your account. You are also invited to attend the Extraordinary General Meeting of Shareholders. However, since you are not the shareholder of record, you may not vote your ordinary shares in person at the Extraordinary General Meeting of Shareholders unless you request and obtain a valid proxy from your broker or other agent.

What am I being asked to vote on at the Extraordinary General Meeting of Shareholders?

There are four matters scheduled for a vote:

1.  Approval of the issuance of the preferred shares to the Investor, which are convertible into ordinary shares representing more than 20% of the Company’s issued and outstanding ordinary shares, and the issuance of any additional preferred shares in respect of amounts of accrued preferred dividends on the preferred shares;

2.  Approval of the granting to the Investor of certain preemptive rights to participate in future Company issuances of ordinary shares or securities convertible into or exercisable for ordinary shares to the extent that upon such issuance or conversion the Investor would receive more than 1% of the number or voting power of the Company’s then-outstanding ordinary shares and that such issuances occur prior to the earlier of our annual general meeting of shareholders in 2019 or November 7, 2019;

3.  Amendment of the Articles to make explicit (i) the Board’s ability to pay dividends in shares as well as in cash and (ii) the availability of proxy voting via telephone, Internet, or other means as approved by the Board; and

4.  Adjournment of the Extraordinary General Meeting of Shareholders, if necessary, to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the Extraordinary General Meeting of Shareholders to approve the Private Placement.

What are the Board’s recommendations?

The Board recommends a vote:

•   “For” the issuance of the preferred shares;

•   “For” the granting of certain preemptive rights to the Investor; and

•   “For” the amendment of the Articles to make explicit (i) the Board’s ability to pay dividends in shares and (ii) the availability of proxy voting via telephone, Internet, or other means as approved by the Board; and

•   “For” adjournment of the Extraordinary General Meeting of Shareholders, if necessary, to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the Extraordinary General Meeting of Shareholders to approve the Private Placement.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Extraordinary General Meeting of Shareholders. If any other matters are properly brought before the Extraordinary General Meeting of Shareholders, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

For each of the matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Extraordinary General Meeting of Shareholders, by proxy using the enclosed proxy card, by telephone or through the Internet. Whether or not you plan to attend the Extraordinary General

Meeting of Shareholders, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Extraordinary General Meeting of Shareholders and vote in person even if you have already voted by proxy.

•   To vote in person, come to the Extraordinary General Meeting of Shareholders and we will give you a ballot when you arrive.

•   To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Extraordinary General Meeting of Shareholders, we will vote your ordinary shares as you direct.

•   To vote over the telephone, dial toll-free  1-800-652-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m., Eastern Time on November 6, 2014 to be counted.

•   To vote through the Internet, go to   www.envisionreports.com/HELI to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your Internet vote must be received by 11:59 p.m. Eastern Time on November 6, 2014 to be counted.

Beneficial Owner: Ordinary Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of ordinary shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Extraordinary General Meeting of Shareholders, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your ordinary shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each ordinary share you own as of October 9, 2014.

What happens if I do not vote?

Shareholder of Record: Ordinary Shares Registered in Your Name

If you are a shareholder of record and do not vote by completing your proxy card, by telephone, through the Internet, or in person at the Extraordinary General Meeting of Shareholders, your shares will not be voted.

Beneficial Owner: Ordinary Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your ordinary shares, the question of whether your broker or nominee will still be able to vote your ordinary shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” ordinary shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested), executive compensation (including any advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Proposals 1, 2 and 3 will be considered “non-routine” matters under the rules and interpretations of the NYSE. Accordingly, your broker or nominee may not vote your ordinary shares on Proposals 1, 2 or 3 without your instructions.

What if I return a proxy card or otherwise vote but do not make specific choices?

Shareholder of Record: Ordinary Shares Registered in Your Name

If you are a shareholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your ordinary shares in the manner recommended by the Board on all matters presented in this

Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Extraordinary General Meeting of Shareholders.

Beneficial Owner: Ordinary Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of ordinary shares held in “street name” and you do not provide the organization that holds your ordinary shares with specific instructions, under the rules of various national and regional securities exchanges, the organization that holds your ordinary shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your ordinary shares does not receive instructions from you on how to vote your ordinary shares on a non-routine matter, the organization that holds your ordinary shares will inform our inspector of elections that it does not have the authority to vote on this matter with respect to your ordinary shares. This is generally referred to as a “broker non-vote.” When our inspector of elections tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be counted toward the vote total for any proposal. We encourage you to provide voting instructions to the organization that holds your ordinary shares to ensure that your vote is counted on all four proposals.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees and Georgeson Inc. may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, but Georgeson Inc. will be paid approximately $5,000 plus certain additional fees and out-of-pocket expenses if it solicits proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your ordinary shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy card in the proxy materials to ensure that all of your ordinary shares are voted.

Can I change my vote after submitting my proxy?

Shareholder of Record: Ordinary Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your ordinary shares, you may revoke your proxy in any one of the following ways:

•   You may submit another properly completed proxy card with a later date;

•   You may grant a subsequent proxy by telephone or through the Internet;

•   You may send a timely written notice that you are revoking your proxy to CHC Group Ltd.’s Corporate Secretary at 190 Elgin Avenue George Town, Grand Cayman, KY1-9005, Cayman Islands; or

•   You may attend the Extraordinary General Meeting of Shareholders and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card, telephone or Internet proxy is the one that is counted.

Beneficial Owner: Ordinary Shares Registered in the Name of Broker or Bank

If your ordinary shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting of Shareholders, who will separately count, for all proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions and broker non-votes will have no effect and will not be counted towards the vote total for any proposal.

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What are “broker non-votes”?

As discussed above, when a beneficial owner of ordinary shares held in “street name” does not give instructions to the broker or nominee holding the ordinary shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the ordinary shares. These unvoted ordinary shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

•   To be approved, Proposal 1, the issuance of the preferred shares, which are convertible into ordinary shares representing more than 20% of our issued and outstanding ordinary shares, and the issuance of any additional preferred shares in respect of amounts of accrued preferred dividends on the preferred shares, must receive “For” votes from the holders of a majority of shares either present in person or represented by proxy, entitled to vote and voting. Abstentions and broker non-votes will have no effect. Pursuant to the Pre-Closing Voting Agreement (as defined under “Terms of the Voting Agreements” below), CHC Cayman, which owns approximately 57.2% of our issued and outstanding ordinary shares, has, among other things, agreed to vote its ordinary shares in favor of Proposal 1, Proposal 2 and Proposal 4.

•   To be approved, Proposal 2, the granting of preemptive rights to the Investor, must receive “For” votes from the holders of a majority of ordinary shares either present in person or represented by proxy, entitled to vote and voting. Abstentions and broker non-votes will have no effect.

•   To be approved, Proposal 3, the amendment of the Articles to make explicit (i) the Board’s ability to pay dividends in shares as well as in cash and (ii) the availability of proxy voting via telephone, Internet, or other means as approved by the Board, must receive “For” votes from the holders of at least two-thirds of ordinary shares either present in person or represented by proxy, entitled to vote and voting. Abstentions and broker non-votes will have no effect.

•   To be approved, Proposal 4, adjournment of the Extraordinary General Meeting of Shareholders, if necessary, to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the Extraordinary General Meeting of Shareholders to approve the Private Placement, must receive “For” votes from the holders of a majority of ordinary shares either present in person or represented by proxy, entitled to vote and voting. Abstentions and broker non-votes will have no effect.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of the issued and outstanding ordinary shares entitled to vote are present at the meeting in person or represented by proxy, provided that with respect to Proposal 3, while CHC Cayman holds at least 5% of the issued and outstanding ordinary shares at the record date, CHC Cayman or its representative is also present at the time the meeting proceeds to business and remains present throughout the meeting. On the record date, there were 81,344,469 shares issued and outstanding and entitled to vote, including 744,501 restricted ordinary shares that were unvested as of the record date, and there were 46,519,484 shares held by CHC Cayman. Thus, the holders of 40,672,235 ordinary shares must be present in person or represented by proxy and, with respect to Proposal 3, CHC Cayman or its representative must be present in person at the meeting to have a quorum.

Your ordinary shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, within half an hour from the time appointed for the Extraordinary General Meeting of Shareholders, the Extraordinary General Meeting of Shareholders will stand adjourned to the same day in the next week, at the same time and place.

How can I find out the results of the voting at the Extraordinary General Meeting of Shareholders?

Preliminary voting results will be announced at the Extraordinary General Meeting of Shareholders. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Extraordinary General Meeting of Shareholders. If final voting results are not available to us in time to file a Form 8-K within four business days after the Extraordinary General Meeting of Shareholders, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Am I entitled to dissenter’s rights?

No. Under Cayman Islands law, you do not have any rights of appraisal or similar rights of dissenters, whether you vote for or against the resolutions. You may vote “Against” any proposal.

When are shareholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by April 1, 2015, to Corporate Secretary; 190 Elgin Avenue George Town, Grand Cayman, KY1-9005, Cayman Islands and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Pursuant to our Articles, if you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, you must give notice of such proposal in writing and such proposal must be received by Corporate Secretary not before May 14, 2015 nor after June 13, 2015. However, if our 2015 Annual General Meeting of Shareholders is held before August 12, 2015, or after October 11, 2015, to be timely, notice by the shareholder must be received no earlier than the close of business on the 90th day prior to the 2015 Annual General Meeting of Shareholders and not later than the close of business on the later of the 90th day prior to the 2015 Annual General Meeting of Shareholders or the 10th day following the day on which public announcement of the date of the 2015 Annual General Meeting of Shareholders is first made. You are also advised to review our Articles, which contain additional requirements about advance notice of shareholder proposals and director nominations.

In addition, the proxy solicited by the Board for the 2015 Annual General Meeting of Shareholders will confer discretionary voting authority with respect to (i) any proposal presented by a shareholder at that meeting for which the Company has not been provided with timely notice and (ii) any proposal made in accordance with our Articles, if the 2015 proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, if the shareholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

What proxy materials are available on the Internet?

The letter to shareholders and this Proxy Statement are available at www.envisionreports.com/HELI.

Who can help answer my questions?

If you have any questions about the Extraordinary General Meeting of Shareholders you should contact our Corporate Secretary at 190 Elgin Avenue, George Town, Grand Cayman, KY1-9005, Cayman Islands or (604) 276-7500.

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION

Why did our Board approve the Private Placement?

In approving the Private Placement, the Board considered a variety of factors and risks, including our business and historical and projected financial results, our objectives to reduce leverage and enhance long-term operating and free cash flow and the advantages and disadvantages of potential alternative transactions. Following such considerations, the Board determined that the Private Placement would be in the best interests of the Company and consistent with our financial goals and priorities to strengthen our balance sheet, reduce leverage and fixed charges, improve free cash flow and maximize long-term value creation. For more information on the factors the board considered in approving the Private Placement and the background of the transactions, see “The Transaction.”

How do we intend to use the proceeds from the Private Placement?

We intend to use proceeds from the investment primarily to reduce debt and fixed charges. A portion of the proceeds is expected to be used to redeem $105 million of senior unsecured notes and $130 million of senior secured notes, plus associated premiums. We intend to use the remaining proceeds to adjust the mix of owned versus leased aircraft, to further reduce debt opportunistically and for other general corporate purposes.

What conditions are required to be fulfilled to complete the transaction?

We and the Investor are not required to complete the transactions contemplated by the investment agreement unless specified conditions are satisfied or waived. The conditions to completion of all of the transactions contemplated by the investment agreement that must be satisfied include, among other conditions, the receipt of specified governmental and regulatory approvals and, with respect to the Second Closing and the Third Closing (each as defined below), the approval of our shareholders of the first proposal set forth in this Proxy Statement. For a more complete summary of the conditions that must be satisfied or waived prior to completion of the transaction, see “Terms of the Investment Agreement — Conditions to Closing.”

What governmental and regulatory filings are required?

The transaction is subject to Canadian, Brazilian and European antitrust laws. We and the Investor have filed the required notifications or draft notifications with applicable authorities and await clearance. The transactions may be challenged at any time. For more information on the governmental and regulatory approvals required for completion of the transaction, see “Regulatory Approvals.”

When do we and the Investor expect the transaction to be completed?

We and the Investor are working to complete the transaction as expeditiously as practicable. We currently expect the transaction to be completed before the end of calendar year 2014. However, we cannot predict the exact timing of the completion of the transaction because it is subject to governmental and regulatory approvals and other conditions. See “Terms of the Investment Agreement — Conditions to Closing.”

Who can help answer my questions?

If you have any questions about the Private Placement you should contact our Corporate Secretary at 190 Elgin Avenue, George Town, Grand Cayman, KY1-9005, Cayman Islands or (604) 276-7500.

SUMMARY

This summary highlights selected information contained in this Proxy Statement, but does not contain all of the information that may be important to your voting decision. You should carefully read this entire Proxy Statement, including the attached annexes and the documents incorporated by reference into this document for a more complete understanding of the matters to be considered at the Extraordinary General Meeting of Shareholders.

The Proposals

The Company will issue to the Investor preferred shares that are convertible into ordinary shares. We have agreed to sell to the Investor for an aggregate purchase price of up to $600 million, at a purchase price of $1,000 per preferred share, (i) a number of preferred shares such that, if such preferred shares were immediately converted into ordinary shares, the total number of voting ordinary shares held by the Investor would be equal to (x) 19.9% of the total number of voting ordinary shares issued and outstanding as of immediately before such issuance of the preferred shares less (y) the sum of the number of preferred shares issuable in respect of amounts of accrued preferred dividends on the preferred shares on each of the first two payment dates for the payment of dividends on the preferred shares (the “First Closing”); (ii) 500,000 preferred shares, less the preferred shares sold at the First Closing (the “Second Closing), and (iii) up to 100,000 additional preferred shares (which number may be reduced by the number of preferred shares sold pursuant to a rights offering to existing holders of our ordinary shares) (the “Third Closing”). In the event that the First Closing has not occurred by October 31, 2014, then the First Closing will not occur until such time as the Second Closing Occurs.

The principal terms of the preferred shares are described under “Terms of Preferred Shares” below. In connection with the issuance of the preferred shares, we are asking our shareholders to vote on the following proposals:

1.  To approve the issuance of the preferred shares, which are convertible into ordinary shares representing more than 20% of our issued and outstanding ordinary shares, and the issuance of any additional preferred shares in respect of amounts of accrued preferred dividends on the preferred shares;

2.  To approve the grant of certain preemptive rights to the Investor to participate in future Company issuances of its ordinary shares or securities convertible into or exercisable for its ordinary shares to the extent that the Investor upon such issuance or conversion would receive more than 1% of the number or voting power of the Company’s then-outstanding ordinary shares and that such issuances occur prior to the earlier of our annual general meeting of shareholders in 2019 or November 7, 2019;

3.  To amend the Articles to make explicit (i) the Board’s ability to pay dividends in shares and (ii) the availability of proxy voting via telephone, Internet, or other means as approved by the Board;

4.  To adjourn the Extraordinary General Meeting of Shareholders, if necessary, to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the Extraordinary General Meeting of Shareholders to approve the issuance of the preferred shares; and

5.  To consider such other business as may properly come before the Extraordinary General Meeting of Shareholders or any adjournments thereof.

The approval of Proposal 1 listed above is a condition to completing the issuance of the preferred shares to the Investor under the Second Closing and the Third Closing.

The Parties to the Transactions

Clayton, Dubilier & Rice

Founded in 1978, Clayton, Dubilier & Rice (“CD&R”) is a private equity firm with an investment strategy predicated on producing financial returns through building stronger, more profitable businesses. CD&R manages approximately $21 billion on behalf of its investors and since inception has acquired 62 businesses with an aggregate transaction value of more than $90 billion. For more information, please visit www.cdr-inc.com. The CD&R website address is provided as an inactive textual reference only. The information provided on the CD&R website is not part of this proxy statement, and therefore is not incorporated herein by reference.

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Structure of the Transaction and Terms of the Preferred Shares

Investment Agreement

The investment agreement contemplates the Investor making an investment of up to $600 million in the Company by means of a purchase of preferred shares at a purchase price of $1,000 per share. The preferred shares to be purchased under the investment agreement consist of (i) at the First Closing, a number of preferred shares such that, if such preferred shares were immediately converted into ordinary shares, the total number of voting ordinary shares held by the Investor would be equal to (x) 19.9% of the total number of voting ordinary shares issued and outstanding as of immediately before such issuance of the preferred shares less (y) the sum of the number of preferred shares issuable in respect of amounts of accrued preferred dividends on the preferred shares on each of the first two payment dates for the payment of dividends on the preferred shares, (ii) at the Second Closing, 500,000 preferred shares, less the preferred shares sold at the First Closing, and (iii) at the Third Closing, 100,000 preferred shares, less the number of preferred shares sold in an offering of preferred shares solely to existing holders of our ordinary shares on a pro rata basis. A description of the rights of the preferred shares adopted by the Board (or the “Description of Preferred Shares”) which sets forth the terms of the preferred shares along with a description of the rights of the non-voting ordinary shares (or the “Description of Non-Voting Shares”) is attached hereto as Annex C.

The consummation of the transactions contemplated by the investment agreement is subject to the satisfaction of certain closing conditions, including (i) with respect to the Second Closing and the Third Closing, the approval of the issuance of the preferred shares by the holders of a majority of our issued and outstanding ordinary shares voted in person or by proxy at the Extraordinary General Meeting of Shareholders, (ii) expiration or termination of certain required waiting periods of applicable competition laws, (iii) obtaining certain required third-party consents, (iv) execution of certain shareholder agreements with the Investor and CHC Cayman, (v) resignation of one of the directors designated by CHC Cayman and election of two (2) directors designated by the Investor at or prior to the First Closing and an additional two (2) directors designated by the Investor at or prior to the Second Closing and (vi) absence of a Company Material Adverse Effect (as defined in the investment agreement).

The Company has made representations, warranties and covenants in the investment agreement, including, among others, covenants to conduct its business in the ordinary course between the date of execution of the investment agreement and the First Closing, and certain additional covenants, including, among others, covenants, subject to certain exceptions, (i) to cause an extraordinary general meeting of shareholders to be held to consider approval of the transactions contemplated by the investment agreement and (ii) not to solicit proposals from parties other than the Investor for an acquisition of more than 20% of the assets or securities of the Company. The investment agreement provides that, after the First Closing, the Company will indemnify the Investor and its affiliates for the Company’s breaches of representations, warranties and covenants, subject to certain limitations. In connection with the Private Placement, the Company will reimburse the Investor for the Investor’s reasonable costs and expenses up to $5 million and will pay the Investor Manager an aggregate closing fee of $7.5 million, of which $1.8 million is payable on or about the First Closing and $5.7 million is payable at the Second Closing. The Third Closing will occur following the completion of a rights offering (the “Rights Offering”) to existing holders of the Company’s ordinary shares of up to $100 million in preferred shares prior to the date that is 90 days after the First Closing, subject to the satisfaction of closing conditions.

Terms of the Preferred Shares

The Board has approved the Description of Preferred Shares and the Description of Non-Voting Shares, which set forth the rights and restrictions of the preferred shares and non-voting ordinary shares, respectively. In any liquidation event, the holders of the preferred shares will receive prior to the holders of our ordinary shares the greater of (i) the purchase price of such preferred shares plus accrued dividends, referred to as the liquidation value, or (ii) the amount the holder would have received if such preferred shares had been converted into ordinary shares. Under certain circumstances, the preferred shares will be subject to mandatory conversion into that number of ordinary shares equal to the quotient of (i) the liquidation value divided by (ii) the then-effective conversion price as defined therein, which will initially be $7.50 and increase by 0.25% every quarter after the Second Closing until the eighth anniversary of the Second Closing. The circumstances that would trigger mandatory conversion include when (w) following the second anniversary of the Second Closing, the daily volume-weighted average sale price of an ordinary share, or VWAP, equals or exceeds 175% of the conversion price for 30 consecutive trading days, (x) following a reorganization event, the daily volume-weighted average sales price of the shares of the to-be surviving company equals or exceeds 175% of the adjusted conversion price for 30 consecutive trading days, (y) following the eighth anniversary of the Second Closing, the average VWAP for the 10 preceding trading days equals or exceeds the conversion price, and (z) the liquidation value of all outstanding preferred shares is less than $50 million. In addition, the preferred shares are convertible into ordinary shares at the then-effective conversion price at any time at the option of the holder. The Company may, at its

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option, convert the preferred shares into ordinary shares (a) following the eighth anniversary of the Second Closing based on a conversion price equal to the lesser of the then-effective conversion price and the average VWAP for the 10 preceding trading days or (b) following the fifteenth anniversary of the Second Closing based on a conversion price equal to the lesser of (I) the then-effective conversion price and (II) the greater of the average VWAP for the 10 preceding trading days and fifty (50)% of the then-effective conversion price. Notwithstanding the foregoing, the aggregate voting ordinary shares issued upon conversion of preferred shares held by any holder and its affiliates may not exceed 49.9% of the total voting ordinary shares issued and outstanding immediately after such conversion and, for each voting ordinary share not issued due to this limitation, the holder will receive a non-voting ordinary share.

The preferred shares will be entitled to receive a dividend or distribution with the result that they will participate equally and ratably with the ordinary shares in all dividends or distributions paid on ordinary shares. In addition, holders of the preferred shares are entitled to cumulative dividends accruing daily on a quarterly compounding basis at a rate of 8.50% per annum. Upon a default, the dividend rate will increase to 11.50% per annum and the Company will be restricted from paying dividends on or redeeming securities junior to preferred shares. The preferred dividends accruing up to the second anniversary of the Second Closing will be satisfied by the issuance of preferred shares to the holders of preferred shares. The preferred dividends accruing after such anniversary will be paid either in cash or satisfied by the issuance of preferred shares to the holders of preferred shares at the option of the Company. The preferred dividends will be payable in cash or satisfied by the issuance of preferred shares to the holders of preferred shares quarterly in arrears as authorized by the Board. Each holder of preferred shares may require the redemption of such preferred shares upon a change of control of the Company at a purchase price equal to the liquidation value of such preferred shares. The preferred shares will vote at all shareholders meetings together with, and as part of one class with, the ordinary shares, provided, however, that the preferred shares of any one holder and its affiliates (together with any votes of such holder and its affiliates in respect of any previously issued ordinary shares upon conversion of preferred shares) will not represent more than 49.9% of the total number of votes. In addition, the prior written consent of the holders of a majority of the preferred shares will be required to, among other things, (i) create, or issue additional, equity or convertible securities other than voting or non-voting ordinary shares or (ii) enter into a debt agreement restricting the payment of dividends in kind or a distribution by the issuance of preferred shares or the conversion of preferred shares into ordinary shares.

The non-voting ordinary shares will have the same rights as ordinary shares in all respects, except that (i) they will be non-voting shares (except to the extent required by applicable law) and (ii) they will be convertible into ordinary shares on a one-to-one basis at the option of the holders at any time in connection with or following any transfer of such shares to a person which together with its affiliates will own no more than 49.9% of the total voting ordinary shares immediately following such conversion.

Recommendation and Considerations of the Board

The Board has unanimously determined that the transaction is in the best interests of the Company and unanimously recommends that our shareholders vote “FOR” each of the proposals set forth in this Proxy Statement.

The Board consulted extensively and over an extended time period with senior management and our financial and legal advisors and considered a number of factors in reaching its decisions to enter into the investment agreement and to approve the issuance of the preferred shares, and to recommend that our shareholders vote “FOR” each of the proposals set forth in this Proxy Statement. Some of the factors the Board considered include:

•   the Company’s business and historical and projected financial results;

•   the Company’s objectives to reduce leverage and enhance long-term operating and free cash flow;

•   the advantages and disadvantages of potential alternative transactions, such as a strategic merger or acquisition, public equity financing or other private equity alternatives;

•   the proposed use of proceeds of the investment, which include secured and unsecured debt repurchases and new aircraft purchases, adjusting the mix of owned versus leased aircraft;

•   the terms of the proposed CD&R investment and market terms of other similar securities;

•   the Company’s ability to obtain the approval of the transaction by our shareholders;

•   the Company’s ability to obtain governmental approvals of the transaction and to satisfy other conditions to the transaction on the proposed terms and timeframe;

•   the possibility that the transaction does not close when expected or at all, or that the Company may be required to modify aspects of the transaction to achieve regulatory approval; and

•   the ability to realize the expected reduction of debt and interest expense from the transaction in the amounts or in the timeframe anticipated.

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The factors set forth above represent some, but not all, of the information and factors considered by the Board. In view of the variety of factors considered in connection with its evaluation of the transaction, the Board did not find it practicable to, and did not, quantify or otherwise assign relative or specific weights or values to any of these factors, and individual directors may have given different weights to different factors.

Opinion of Our Financial Advisor

Evercore Partners Inc. (“Evercore”) acted as one of our financial advisors in connection with the transaction. On August 19, 2014, Evercore delivered its oral opinion to the Board, which was subsequently confirmed by delivery of a written opinion, dated as of August 21, 2014, that, as of that date and based upon and subject to the factors and assumptions set forth in the written opinion, (i) the financial terms and conditions of the preferred shares are generally consistent with market terms of other similar securities, when considered in the aggregate, and reflecting the Considerations described under the heading “Opinion of Evercore Partners Inc.” below and (ii) the proceeds to be received by the Company relative to the number of ordinary shares initially issuable upon conversion of the preferred shares is fair, from a financial point of view, to the Company.

The full text of the written opinion of Evercore dated as of August 21, 2014, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Evercore in connection with the opinion, is attached as Annex F to this Proxy Statement. Evercore provided its opinions for the information and the assistance of the Board in connection with its consideration of the transaction. This opinion is not a recommendation as to how any shareholder should vote with respect to the issuance of the preferred shares.

Additional Interests of Directors and Officers in the Transaction

When considering the recommendation by the Board, you should be aware that a number of our directors and executive officers may have interests in the issuance of the preferred shares that are different from, or in addition to, the interests of our shareholders. The Board was aware of these interests and considered them, among other matters, in adopting and approving the issuance of the preferred shares. All these additional interests are described in this Proxy Statement and, except as described in this Proxy Statement, such persons have, to our knowledge, no material interest in the transaction apart from those of our shareholders generally.

Regulatory Approvals

Completion of the issuance of the preferred shares is subject to various regulatory approvals and the completion of certain filings, including, among others, the filing of notification and report forms pursuant to the Canadian, Brazilian and European competition laws and the expirations or early termination of any applicable waiting periods thereunder, as well as certain additional regulatory filings pursuant to antitrust or competition laws in other jurisdictions.

Conditions to Closing

Completion of the issuance of the preferred shares depends on the satisfaction or waiver of a number of conditions, including, among others, the following:

•   with respect to the Second Closing and the Third Closing, the Company has received shareholder approval to issue the preferred shares;

•   the Registration Rights and Shareholders’ Agreements between the Company and CHC Cayman (each as described in this Proxy Statement) have been amended in the form agreed to in the investment agreement;

•   the Company has taken certain steps to address whether the Company or its subsidiaries would be characterized as a “passive foreign investment company,” or a PFIC, or has provided information regarding the income and assets of the Company and its subsidiaries that enables the Investor to reasonably conclude that no such entity would be characterized as a PFIC;

•   the Company has obtained all required consents or waivers from the lenders under the Company’s revolving credit facility;

•   ordinary shares issuable upon conversion of the preferred shares shall have been authorized for listing on the NYSE;

•   the Company has delivered to the Investor an executed resignation letter of one member of the Board or other evidence of such vacancy on the Board;

•   the Company has taken all actions necessary to cause two individuals nominated by the Investor to be elected to the Board immediately upon the First Closing and an additional two individuals nominated by the Investor to be elected to

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the Board immediately upon the Second Closing, with such individuals appointed to committees of the Board as required by the Shareholders’ Agreement between the Company and the Investor; and

•   there has not been a “Company Material Adverse Effect” (as defined in the investment agreement) since April 30, 2014.

Rights Offering

We expect to commence the Rights Offering prior to the date that is 90 days after the First Closing. We have filed a registration statement relating to the Rights Offering. We will complete the sale of preferred shares in the Rights Offering in accordance with applicable law and the terms stated in the registration statement. The Rights Offering will be made only by means of a prospectus filed as part of a registration statement. This proxy does not constitute an offer to sell or a solicitation of an offer to buy any securities in the Rights Offering. If you are a shareholder as of the record date for the Rights Offering, you will receive a prospectus relating to the Rights Offering and related offering materials following the effectiveness of the registration statement. Those materials will describe in detail the procedures for participation in the Rights Offering.

No Solicitation of Alternative Transactions

The investment agreement contains restrictions on our ability to solicit or engage in discussions or negotiations with a third party regarding any acquisition of more than 20% of the assets or securities of the Company.

Termination of the Investment Agreement

The investment agreement may be terminated at any time prior to the First Closing:

•   by mutual written consent of us and the Investor;

•   by either party if the First Closing has not occurred on or before March 31, 2015, except by a party whose failure to fulfill any obligations under the investment agreement has caused the failure of the First Closing to occur; and

•   by either party for a breach of any representation, warranty or covenant by the other party that remains uncured for 30 days after the breaching party receives notice thereof and that would cause the conditions to closing not to be satisfied.

Beneficial Ownership of Shares

As of July 31, 2014, approximately 1.0% of our issued and outstanding ordinary shares were held by our directors and executive officers, and no shares were held by the Investor or any of its affiliates. Immediately following the Second Closing (and without taking into account any preferred shares issued or to be issued in respect of amounts of accrued preferred dividends), the Investor will beneficially own approximately 45.0% of our issued and outstanding ordinary shares (based on the capitalization as of July 31, 2014). Immediately following the Third Closing (and without taking into account any preferred shares issued or to be issued in respect of amounts of accrued preferred dividends), and based on the capitalization as of July 31, 2014, the Investor will beneficially own approximately 49.6% of our issued and outstanding ordinary shares (including unvested restricted ordinary shares), assuming no participation by existing shareholders in the Rights Offering. More detailed information regarding the beneficial ownership of our directors, executive officers and certain existing shareholders is provided below in “Beneficial Ownership of Shares.”

Terms of the Voting Agreements

In connection with the transactions contemplated by the investment agreement, CHC Cayman and the Investor entered into a pre-closing voting agreement (the “Pre-Closing Voting Agreement”) on August 21, 2014, a copy of which is attached hereto as Annex B. Pursuant to the Pre-Closing Voting Agreement, CHC Cayman agreed to, among other things, vote in any shareholder action in favor of the issuance of the preferred shares and any additional action required under the Articles or any rules of the NYSE for such issuance.

CHC Cayman and the Investor also agreed to enter into a post-closing voting agreement (the “Post-Closing Voting Agreement”) as of the date of the First Closing. A copy of the form of the Post-Closing Voting Agreement is attached hereto as an exhibit to the Pre-Closing Voting Agreement, which is attached as Annex B. Under the Post-Closing Voting Agreement, CHC Cayman and the

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Investor will vote in any shareholder action to elect director nominees designated by the Investor pursuant to the Shareholders’ Agreement and by CHC Cayman under CHC Cayman’s shareholder agreement with the Company. Pursuant to the Post-Closing Voting Agreement, CHC Cayman will also vote its shares in any shareholder action in favor of any exercise by the Investor of its preemptive rights to acquire additional securities of the Company in accordance with the Shareholders’ Agreement to the extent such issuance would require shareholder approval due to the Investor’s status as an affiliate of the Company.

Terms of the Shareholders’ Agreement and Registration Rights Agreement

In connection with and as a condition to the First Closing, the Company and the Investor and its affiliates will enter into a Shareholders’ Agreement and Registration Rights Agreement. A copy of the form of each of these agreements is attached hereto as Annexes D and E, respectively, and is incorporated herein by reference.

Under the Shareholders’ Agreement, the Investor and its affiliates (the “Investor Group”) will have the right to designate for nomination the number of directors that is proportionate to their beneficial ownership percentage of the equity of the Company on an as-converted basis. For so long as the Investor Group in the aggregate beneficially owns at least 5% of the issued and outstanding voting shares of the Company, they will be entitled to designate for nomination at least one director. Between the First Closing and Second Closing, the Investor Group will be entitled to designate for nomination the lowest whole number of directors greater than 16²/³% of the total number of the Company’s directors. Also, between the First Closing and Second Closing and following the Second Closing for so long as the Investor Group beneficially owns at least 30% of the Company on an as-converted basis, the Board will have a committee consisting of directors designated by the Investor Group, which committee will have the sole power to identify and appoint the chairman of the Board. For at least one year following the Second Closing, at least one director designated for nomination by the Investor Group will be independent pursuant to the listing standards of the NYSE, provided that the Investor Group has the right to designate for nomination at least four director nominees under the Shareholders’ Agreement.

From the First Closing until the time the Investor Group is no longer entitled to designate for nomination any director nominee to the Board, the Investor or its affiliate, without the prior written consent of a majority of directors not designated by it, may not, and shall use its reasonable best efforts to cause its portfolio companies not to, subject to certain exceptions, (i) acquire the Company’s equity securities, (ii) transfer any of the Company’s equity securities into a voting trust or similar contract, (iii) enter into or propose a merger or similar business combination transaction with the Company, (iv) engage in a proxy solicitation other than on behalf of the Company or for the transactions contemplated by the investment agreement, (v) call a shareholder meeting or initiate a shareholder proposal, (vi) form or join a group with respect to the Company’s equity securities other than with CHC Cayman, (vii) transfer any of the Company’s equity securities to a beneficial owner of greater than 10% of the Company’s ordinary shares (including ordinary shares issued or issuable upon conversion of preferred shares) or (viii) disclose publicly any intention or plan prohibited by the foregoing. Under the Shareholders’ Agreement, the Company will also grant the Investor Group certain information rights and preemptive rights with respect to issuances of equity securities by the Company. In addition, so long as the Investor Group beneficially own at least 30% of the Company (or 20% in the case of a sale of substantially all assets of the Company) on an as-converted basis, the consent of the Investor Group will be required for the Company to undertake certain actions, including a liquidation, merger, acquisition, sale of substantially all assets of the Company, or other change in control transactions.

Pursuant to the Registration Rights Agreement, the Company will grant the Investor certain demand and piggyback registration rights with respect to the ordinary shares issuable upon conversion of the preferred shares. In the event that the securities requested to be included in a registration statement exceeds the number that can be sold in an offering, the priority will be given (i) first to the Company selling for its own account in the case of piggyback registration, (ii) then to CHC Cayman and its affiliates so long as they beneficially own less than 7.5% of all issued and outstanding ordinary shares and ordinary shares issuable upon conversion of the preferred shares and other convertible securities, and (iii) then to the Investor Group and First Reserve Corporation and its affiliates on a pro rata basis.

Amendment to First Reserve Shareholders’ Agreement and Registration Rights Agreement

In connection with and as a condition to the First Closing, the Company, CHC Cayman, a majority shareholder of the Company, and other parties have entered into an Amendment No. 1 to Shareholders’ Agreement (the “FR Shareholders’ Agreement Amendment”) and an Amended and Restated Registration Rights Agreement (the “FR Registration Rights Agreement”), each of which will become effective as of the First Closing. A copy of the form of each of these agreements is attached hereto as Annexes G and H, respectively, and is incorporated herein by reference.

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PROPOSAL 1 — ISSUANCE OF THE PREFERRED SHARES

General

Section 312.03(c) of the NYSE Listed Company Manual requires that companies listed on the NYSE obtain shareholder approval prior to the issuance of common stock (or securities convertible into or exercisable for common stock), in any transaction or series of related transactions if: (1) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock; or (2) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock issued and outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock. The ordinary shares to be issued upon conversion of the preferred shares to be issued pursuant to the investment agreement would exceed 20% of our currently issued and outstanding ordinary shares. As a result, under the applicable NYSE rules shareholder approval of the issuance of such preferred shares is required. Pursuant to the Pre-Closing Voting Agreement, CHC Cayman, which owns approximately 57.2% of our issued and outstanding ordinary shares, has, among other things, agreed to vote its ordinary shares in favor of Proposal 1, Proposal 2 and Proposal 4.

Vote Required

The required vote to approve the issuance to the Investor of the preferred shares, which are convertible into ordinary shares representing more than 20% of our issued and outstanding ordinary shares, and the issuance of any additional preferred shares in respect of amounts of accrued preferred dividends on the preferred shares, is the affirmative vote by ordinary resolution of the holders of at least a majority of our issued and outstanding ordinary shares present and voting in person or by proxy at the Extraordinary General Meeting of Shareholders.

THE BOARD RECOMMENDS A VOTE “FOR” THE ISSUANCE OF THE Preferred SHARES, WHICH ARE CONVERTIBLE INTO ORDINARY SHARES REPRESENTING MORE THAN 20% OF OUR ISSUED AND OUTSTANDING ORDINARY SHARES, AND THE ISSUANCE OF ANY ADDITIONAL PREFERRED SHARES IN RESPECT OF AMOUNTS OF ACCRUED PREFERRED DIVIDENDS ON THE PREFERRED SHARES.

PROPOSAL 2 — GRANT OF PREEMPTIVE RIGHTS

General

Section 312.03(b) of the NYSE Listed Company Manual requires that companies listed on the NYSE obtain shareholder approval prior to any issuance or sale of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of related transactions with any director, officer or substantial security holder of the Company (each a “Related Party”), if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be converted or exercised, exceeds either 1% of the number of shares of common stock or 1% of the voting power outstanding before the issuance or sale. Investor’s percentage ownership of the Company’s issued and outstanding ordinary shares immediately following the Second Closing (and without taking into account any preferred shares issued or to be issued in respect of amounts of accrued preferred dividends) shall be approximately 45.0% on an as-converted basis and, as a result, Investor shall be deemed a Related Party under NYSE rules and regulations. Pursuant to the Shareholders’ Agreement, the Company agreed to provide Investor with certain preemptive rights to participate in the Company’s future equity issuances for so long as Investor owns at least 5% of the Company’s issued and outstanding ordinary shares on an as-converted basis, as more fully described in the Shareholders’ Agreement. As a result, under the applicable NYSE rules shareholder approval of the issuance of the grant of the preemptive rights to the Investor is required. Based on discussions with representatives of the NYSE, we understand that the NYSE policy requires us to seek further shareholder approval of these preemptive rights every five years. Accordingly, we are seeking shareholder approval for only those potential equity issuances by the Company upon exercise of the Investor’s preemptive rights which occur prior to the earlier of our annual general meeting of shareholders in 2019 or November 7, 2019, the five-year anniversary of this extraordinary general meeting.

Vote Required

The required vote to approve the grant of preemptive rights to the Investor is the affirmative vote by ordinary resolution of the holders of at least a majority of our issued and outstanding ordinary shares present and voting in person or by proxy at the Extraordinary General Meeting of Shareholders.

THE BOARD RECOMMENDS A VOTE “FOR” THE GRANT OF PREEMPTIVE RIGHTS TO THE INVESTOR.

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PROPOSAL 3 — AMENDMENT OF ARTICLES

General

As our Articles provide that the Board may fix and determine all of the relative rights (including, without limitation, dividend rights) of the shares of the Company. Our Articles also provide that in paying dividends, the Board may make such payment in cash or in specie. In order to make explicit that the payment of the dividends on issued and outstanding shares of the Company may be paid by issuance of additional shares of the Company, we are recommending for the adoption by shareholders the amendment of the Articles provided below. In addition, while our Articles (i) provide that a shareholder may participate in any general meeting of the shareholders by telephone and (ii) allow an instrument appointing a proxy in any usual or common form or such other form as the Board may approve, the use of telephone or Internet for proxy voting is not explicitly authorized in the Articles. In order to make explicit the availability of proxy voting by means of telephone, Internet, or other means as approved by the Board, we are recommending for the adoption by shareholders the amendment of the Articles provided below.

The amendments to the Articles that are the subject of this proposal are intended solely to clarify that (i) the Company may in the future seek to pay dividends on issued and outstanding shares of the Company by issuance of additional shares of the Company and (ii) shareholders may exercise their right to appoint a proxy by telephone, Internet or other means approved by the Board. The approval of this proposal is not a condition to the closing under the Investment Agreement. If this proposal is not approved, it will have no effect on the ability of the Company to issue preferred shares or ordinary shares to the Investor or any other holder of preferred shares pursuant to the Description of Preferred Shares, and the Company will be permitted to issue preferred shares or ordinary shares to the Investor or any other holder of preferred shares in accordance with the terms thereof, including the issuance of preferred shares in respect of amounts of accured dividends.

Resolution

Resolved, that the following amendments to the Articles of Association of the Company be, and hereby are, approved:

(a)  the replacement of Article 79 of the Articles of Association of the Company with the following new Article 79:

“79.        A proxy may be appointed by:

(a)  an instrument in writing signed by the appointor or his attorney (duly authorised in writing) or, if the appointor is a corporation, either under Seal or signed by a duly authorised officer or attorney; or

(b)  electronic proxy card completed and submitted on the Internet, proxy appointment completed and submitted by means of telephone facility provided by the Company or any other method(s) approved by the Directors, such approval being evidenced by that method of appointment being specified as an applicable method of appointment in the notice convening the meeting and provided always that any such appointment is made in accordance with the requirements set out in the notice convening the meeting.

A proxy need not be a Shareholder.”

(b)  the replacement of Article 136 of the Articles of Association of the Company with the following new Article 136:

“136.      The Directors when paying dividends to the Shareholders in accordance with the foregoing provisions of these Articles may make such payment in cash, in specie or in Shares.”

Vote Required

The required vote to approve the amendment of the Articles to make explicit (i) the Board’s ability to pay dividends in shares as well as in cash and (ii) the availability of proxy voting via telephone, Internet, or other means as approved by the Board, is the affirmative vote by special resolution of the holders of at least two-thirds of our issued and outstanding ordinary shares present and voting in person or by proxy at the Extraordinary General Meeting of Shareholders.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE ARTICLES TO MAKE EXPLICIT (I) THE BOARD’S ABILITY TO PAY DIVIDENDS IN SHARES AND (II) THE AVAILABILITY OF PROXY VOTING VIA TELEPHONE, INTERNET, OR OTHER MEANS AS APPROVED BY THE BOARD.

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CAPITALIZATION

The following table sets forth our cash, cash equivalents and marketable securities as of July 31, 2014:

•   on an actual basis; and

•   on an as adjusted basis giving effect to (1) the First Closing and Second Closing and (2) the Rights Offering and our intended application of proceeds to redeem $105 million of senior unsecured notes and $130 million of senior secured notes.

You should read this table in conjunction with historical consolidated financial statements and the other financial and statistical information included or incorporated by reference herein.

	As of July 31, 2014 (in thousands, except share and per share data)
	Actual	Adjustments from Private Placement(1)	Subtotal	Adjustments from Rights Offering(2)	As Adjusted

Cash and cash equivalents	$119,928	$225,519	$345,447	$98,139	$443,586

Indebtedness:
Senior secured notes(3)	$1,105,000	$(130,000)	$975,000	$—	$975,000
Senior unsecured notes(4)	300,000	(105,000)	195,000	—	195,000
Other long-term obligations	88,730	—	88,730	—	88,730
Total indebtedness	1,493,730	(235,000)	1,258,730	—	1,258,730

Temporary equity:
Preferred Shares, $0.0001 par value per share; 500,000,000 shares authorized, no shares issued and outstanding, actual; 600,000 shares to be issued and outstanding, on an as adjusted basis(5)	—	474,263	474,263	98,139	572,402
Redeemable non-controlling interests	(15,216)	—	(15,216)	—	(15,216)

Shareholders’ equity:
Ordinary shares, $0.0001 par value per share; 1,500,000,000 shares to be authorized, 80,597,912 shares to be issued and outstanding(6)	8	—	8	—	8
Additional paid-in capital	2,042,602	—	2,042,602	—	2,042,602
Accumulated other comprehensive loss	(165,998)	—	(165,998)	—	(165,998)
Deficit(7)	(1,307,203)	(19,249)	(1,326,452)	—	(1,326,452)
Total shareholders’ equity	569,409	(19,249)	550,160	—	550,160
Total capitalization	$2,047,923	$220,014	$2,267,937	$98,139	$2,366,076

(1)   Represents the issuance and sale of 500,000 preferred shares at $1,000 per share net of estimated issue costs after giving effect to the First Closing and Second Closing and bond repurchases described in (7).

(2)   Represents the issuance and sale of 100,000 preferred shares at $1,000 per share net of estimated issue costs.

(3)   Represents the aggregate principal amount of the senior secured notes issued and outstanding.

(4)   Represents the aggregate principal amount of the senior unsecured notes issued and outstanding.

(5)   The preferred shares are classified as temporary equity as they are redeemable for liquidation value on a change of control.

(6)   Excluding unvested restricted shares of 744,501.

(7)   Deficit is adjusted for the loss on extinguishment related to the redemption of $130.0 million of the senior secured notes at a redemption price of 103% of the principal and $105.0 million of the senior unsecured notes at a redemption price of 109.375% of the principal. The loss on extinguishment is comprised of the redemption premium, the unamortized deferred financing costs, and the original issuance discount and premium.

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THE TRANSACTION

Purposes and Effects of the Transaction

If all the conditions to the investment agreement are satisfied or waived in accordance with its terms, the Company will issue an aggregate of 600,000 preferred shares, pursuant to the terms described elsewhere in this Proxy Statement.

The estimated net cash proceeds to us from the sale of the preferred shares, including any shares sold in the Rights Offering, will be $572.4 million, after giving effect to the payment of estimated transaction expenses and the transaction fees to be paid by us to financial advisors and the Investor. We plan to use proceeds from the investment primarily to reduce debt and fixed charges. A portion of the proceeds is expected to be used to redeem $105 million of senior unsecured notes and $130 million of senior secured notes, plus associated premiums. We expect that remaining proceeds will be used to adjust the mix of owned versus leased aircraft, to further reduce debt opportunistically and for other general corporate purposes.

Immediately following the Second Closing (and without taking into account any preferred shares issued or to be issued in respect of amounts of accrued preferred dividends), the Investor will beneficially own approximately 45.0% of our issued and outstanding ordinary shares (based on the capitalization as of July 31, 2014). Immediately following the Third Closing (and without taking into account any preferred shares issued or to be issued in respect of amounts of accrued preferred dividends) and based on the capitalization as of July 31, 2014, the Investor will beneficially own approximately 49.6% of our issued and outstanding ordinary shares (including unvested restricted ordinary shares), assuming no participation by existing shareholders in the Rights Offering. In addition, pursuant to the Registration Rights and Shareholders Agreement, the Investor will have the right to designate for nomination a number of directors to the Board based on its ownership interest.

Recommendation of the Board and its Reasons for the Issuance of the Preferred Shares

The Board has determined that the issuance of the preferred shares is in the best interests of the Company. Accordingly, the Board has approved and adopted the issuance of the preferred shares and the terms of the preferred shares. The Board unanimously recommends that you vote “FOR” each of the proposals set forth in this Proxy Statement. In making this determination, the Board considered a number of factors which supported its decision to approve and adopt the issuance of the preferred shares and the terms of the preferred shares.

In the course of its deliberations, the Board considered a variety of factors and risks, including the following:

•   the Company’s business and historical and projected financial results;

•   the Company’s objectives to reduce leverage and enhance long-term operating and free cash flow;

•   the advantages and disadvantages of potential alternative transactions, such as a strategic merger or acquisition, public equity financing or other private equity alternatives;

•   the proposed use of proceeds of the investment, which include secured and unsecured debt repurchases and new aircraft purchases, adjusting the mix of owned versus leased aircraft;

•   the terms of the proposed CD&R investment and market terms of other similar securities;

•   the Company’s ability to obtain the approval of the transaction by our shareholders;

•   the Company’s ability to obtain governmental approvals of the transaction and to satisfy other conditions to the transaction on the proposed terms and timeframe;

•   the possibility that the transaction does not close when expected or at all, or that the Company may be required to modify aspects of the transaction to achieve regulatory approval; and

•   the ability to realize the expected reduction of debt and interest expense from the transaction in the amounts or in the timeframe anticipated.

Background of the Transaction

This background section is intended to provide a description of the events leading to the Board’s decision to approve the investment agreement.

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At a regular meeting in March 2014, our Board determined that it would be prudent to explore the feasibility of certain strategic transactions to strengthen the Company’s balance sheet, enhance financial flexibility of the Company and to support further growth of the business. During the following months, in contemplation of the foregoing, the Company examined various alternatives, including potential business combination transactions and capital-raising options (including the possibility of issuing our common stock either in a private placement or in a public offering). Ultimately, our Board, with the assistance of Morgan Stanley, determined that issuing the preferred shares to the Investor in a private placement would be the most effective, efficient and timely means to achieve our goals of a stronger balance sheet, enhanced financial flexibility and further growth of the business and would be in the best interests of the Company. In making such determination, our Board considered one or more public offerings of ordinary shares to be suboptimal as compared to a private placement of the ordinary shares because, among other reasons, the Board did not expect that a public offering of ordinary shares would yield a comparable amount of proceeds on acceptable terms as a private placement. Our Board also evaluated a potential business combination that would have likely included a need for additional third-party equity investment in addition to the business combination and which raised potential tax and other regulatory considerations. Consequently, in light of the uncertainties that could make completing this business combination alternative in a timely manner difficult to achieve, our Board chose to pursue a transaction with the Investor, and, following its evaluation and consultation with its financial advisors, authorized the Company to pursue discussions with the Investor and other potential investors for an investment in ordinary shares in a private placement. In addition to the Investor, representatives of the Company contacted three other potential investors with respect to an investment in our ordinary shares in a private placement. Of these three investors, one declined to participate after reviewing publicly available information, one executed a confidentiality agreement but did not review any confidential information and the third indicated a willingness to proceed only with respect to an investment in preferred shares of the Company. Only the Investor indicated a willingness to continue discussions and complete a full due diligence review of the Company on the basis of an investment in ordinary shares.

After substantially completing its due diligence, the Investor concluded that it would only be willing to invest in the Company’s equity through an investment in convertible preferred shares of the Company. The Board evaluated the Investor’s proposed shift from investing in ordinary shares to convertible preferred equity, and took into account the Investor’s strong track record with similar investments in its over 35-year history, as well as the Investor’s proposed nominee for Chairman of the Board, John Krenicki, previously a Vice Chairman of General Electric, who, together with the Investor, would be well positioned to help guide the Company’s strategy and direction moving forward. In light of the Board’s desire to move forward with a transaction that would advance the Company’s balance sheet, financial and performance goals, and utilize the strengths of the Investor and Mr. Krenicki, as noted above, our Board determined to pursue an investment in the preferred shares by the Investor. In particular, the Board was guided in this decision by the considerations noted above with respect to the lack of feasibility of public offerings at an comparable size , the significant obstacles to effecting a business combination, and took into account the high level of interest shown by the Investor in completing an investment in the Company in a timely manner as compared to the other potential investors approached by the Company, as well as the fact that the Investor had substantially completed its detailed due diligence review of the Company while other potential investors had conducted comparatively little or no due diligence. The Board also considered that the Investor had previously communicated that it would be unwilling to continue to pursue an investment in the Company on a non-exclusive basis and was concerned that any delay as a result of seeking third-party capital from potential alternatives sources could jeopardize the Company’s ability to complete a transaction with the Investor. The Board’s determination to proceed with the Investor was subject to negotiating certain terms of the Private Placement, including improved economic terms, permitting the Company to complete the Rights Offering of up to $100 million of preferred shares to our existing shareholders and the Investor agreeing to purchase any preferred shares not purchased pursuant to the Rights Offering, and obtaining an opinion from a reputable financial advisor as to the market consistency of the financial terms and conditions of the Preferred Shares and the fairness of the consideration to be received by the Company from a financial point of view. The Company engaged Morgan Stanley as its placement agent to assist it with optimizing the terms of the Private Placement with the Investor, and Evercore as its independent financial advisor to deliver an opinion as to the financial terms and conditions of the preferred shares, the consistency with prevailing terms in the market and the fairness of the consideration to be received by the Company from a financial point of view. The Company and its representatives engaged in extensive negotiations with the Investor and its representatives, and on August 21, 2014, after consulting with its placement agent and receiving the opinion of its financial advisor, the Board approved the transaction with the Investor, and the investment agreement was executed by the Company and the Investor on the same day.

As previously indicated, the Board believes that the transaction with the Investor is in the best interests of the Company and unanimously recommends that our shareholders vote “FOR” each of the proposals set forth in this Proxy Statement.

Opinion of Evercore Partners Inc.

In connection with the transaction, the Company retained Evercore Partners Inc. (“Evercore”) to act as financial advisor to the Company in connection with the proposed sale of up to $600 million of preferred shares to the Investor. The Company engaged

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Evercore to act as its financial advisor based on its qualifications, experience and reputation. Evercore is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses in connection with mergers and acquisitions, leveraged buyouts, competitive biddings, private placements and valuations for corporate and other purposes. On August 21, 2014, at a meeting of the Board, Evercore rendered its oral opinion, subsequently confirmed by delivery of a written opinion, that, as of August 19, 2014 and based upon and subject to the factors, procedures, assumptions, qualifications and limitations set forth in its opinion, (i) the financial terms and conditions of the preferred shares are generally consistent with market terms of other similar securities, when considered in the aggregate, and reflecting the Considerations (as defined below) and (ii) the proceeds to be received by the Company relative to the number of ordinary shares initially issuable upon the conversion of the preferred shares is fair, from a financial point of view, to the Company.

The full text of the written opinion of Evercore, dated as of August 21, 2014, which sets forth, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion, is attached as Annex F to this Proxy Statement and is incorporated by reference in its entirety into this Proxy Statement. You are urged to read Evercore’s opinion carefully and in its entirety. Evercore’s opinion was addressed to, and provided for the information and benefit of, the Company in connection with its evaluation of the financial terms and conditions of the preferred shares and of the fairness of the consideration to be received by the Company from a financial point of view, and did not address any other aspects or implications of the transaction. Evercore’s opinion should not be construed as creating any fiduciary duty on Evercore’s part to any party and such opinion is not intended to be, and does not constitute, a recommendation to the Company or to any other persons in respect of the transaction, including as to how any shareholder should act or vote in respect of the transaction. The summary of the Evercore opinion set forth herein is qualified in its entirety by reference to the full text of the opinion included as Annex F.

In connection with rendering its opinion and performing its related financial analysis, Evercore, among other things:

•   Reviewed certain publicly available business and financial information relating to the Company that Evercore deemed to be relevant;

•   Reviewed certain non-public historical and projected financial and operating data relating to the Company prepared and furnished to Evercore by management of the Company;

•   Discussed the past and current operations, current financial condition and financial projections of the Company with management of the Company (including their views on the risks and uncertainties of achieving such projections);

•   Reviewed the current capital structure of the Company and potential impact of the transaction on the Company, including on the indebtedness and leverage ratios of the Company;

•   Reviewed the financial terms of certain commercial contracts of the Company and discussed such agreements with management of the Company;

•   Reviewed the general and financial terms of recent issuances of securities comparable to the preferred shares;

•   Reviewed the reported prices and the historical trading activity of the ordinary shares of the Company;

•   Reviewed the financial performance of the Company and its market trading multiples with those of certain other publicly traded companies that Evercore deemed relevant;

•   Reviewed certain historical transactions involving similar assets to those owned by the Company that Evercore deemed relevant;

•   Performed a discounted cash flow analysis based on forecasts and other financial data provided by management of the Company;

•   Considered various factors, including the Company’s historical and expected future financial performance, the offering size of the preferred shares relative to current equity market capitalization, risks related to achieving expected future financial performance, financial leverage, credit quality, liquidity, and such other considerations that Evercore deemed relevant (together, the “Considerations”);

•   Reviewed drafts of the investment agreement, the Description of Preferred Shares, the Shareholders’ Agreement and the Registration Rights Agreement (collectively, the “Agreements”); and

•   Performed such other analyses and examinations, reviewed such other information and considered such other factors that Evercore deemed appropriate.

For purposes of its analysis and opinion, Evercore assumed and relied upon, without undertaking any independent verification of, the accuracy and completeness of all of the information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by Evercore, and Evercore assumes no liability therefor. With respect to the projected financial and operating data relating to the Company referred to above, Evercore assumed that they have been

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reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Company as to the subject matter of such projected financial and operating data under the assumptions reflected therein. With respect to the projections prepared by management of the Company, management has acknowledged that such projections assume an improving market environment and that in a less favorable market environment the actual financial and operating results of the Company could be lower than projected. For purposes of analyzing the future financial performance of the Company and rendering its opinion, Evercore relied on projected financial data relating to the Company prepared by management of the Company. Evercore expresses no view as to any projected financial or operating data relating to the Company or the assumptions on which they are based.

For purposes of rendering its opinion, Evercore assumed, in all respects material to Evercore’s analysis, that the representations and warranties of each party contained in the Agreements, when executed, will be true and correct at the time of execution, that each party will timely perform all of the covenants and agreements required to be performed by it under the Agreements and that all conditions precedent to the consummation of the transaction will be satisfied without material waiver or modification thereof. Evercore further assumed that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the transaction would be obtained without any material delay, limitation, restriction or condition that would have an adverse effect on the Company or the consummation of the transaction or materially reduce the benefits of the transaction to the Company. Evercore assumed that the parties will execute the Agreements, and that the executed versions of the Agreements reviewed by Evercore in draft form will conform in all material respects to the drafts reviewed by Evercore.

Evercore did not negotiate nor assume any responsibility for negotiating the terms of the Agreements. Additionally, Evercore did not make, nor assume any responsibility for making, any inspection, independent valuation or appraisal of the assets or liabilities of the Company, nor was Evercore furnished with any such appraisals, nor did Evercore evaluate the solvency or fair value of the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. Evercore did not evaluate and expresses no opinion as to the recovery that might be available to the holders of any securities of the Company in a bankruptcy proceeding or other restructuring. Evercore’s opinion was necessarily based upon information made available to Evercore as of the date of the opinion and financial, economic, market and other conditions as they existed and as could be evaluated on the date of the opinion. It is understood that subsequent developments may affect Evercore’s opinion and that Evercore does not have any obligation to update, revise or reaffirm its opinion.

Evercore was not asked to pass upon, and expressed no opinion with respect to, any matter other than whether (i) the financial terms and conditions of the preferred shares are generally consistent with market terms of other similar securities, when considered in the aggregate and reflecting the Considerations, and (ii) the proceeds received by the Company relative to the number of ordinary shares issuable initially upon conversion of the preferred shares (assuming such shares are converted immediately upon issuance) is fair, from a financial point of view, as of the date of the opinion, to the Company. Evercore did not express any opinion as to the structure, terms (other than the financial terms) or effect of any other aspect of the transaction, including, without limitation, the tax consequences of the transaction or the corporate governance changes occurring in connection therewith except to the extent that such changes constitute financial terms of the transaction. Evercore did not express any view on, and its opinion does not address, the fairness of any individual element of the Agreements other than the value of the preferred shares issued pursuant to the transaction. Further, Evercore did not express any view on, and its opinion does not address, the fairness to the holders of other securities, creditors or other constituencies of the Company.

Evercore assumed that any modification to the structure of the Agreements will not vary in any respect material to its analysis. Except as to the general consistency of the financial terms and conditions of the preferred shares to market terms of the other securities, when considered in the aggregate, and reflecting the Considerations, Evercore’s opinion did not address the relative merits of the transaction as compared to other business or financial strategies that might be available to the Company, nor did it address the underlying business decision of the Company to engage in the transaction. In arriving at its opinion, Evercore was not authorized to solicit, and did not solicit, interest from any third party with respect to any business combination or other extraordinary transaction involving the Company or any of their respective affiliates. Evercore’s opinion did not constitute a recommendation to the Board or to any other persons in respect of the transaction, including as to how any holder of ordinary shares of the Company should vote in respect of the transaction. Evercore expressed no opinion as to the price at which the preferred shares or the ordinary shares of the Company will trade at any time. Evercore is not a legal, regulatory, accounting or tax expert and has assumed the accuracy and completeness of assessments by the Company and its advisors with respect to legal, regulatory, accounting and tax matters.

Set forth below is a summary of the material financial analyses performed by Evercore and reviewed with the Board on August 21, 2014 in connection with rendering its opinion to the Company. Each analysis was provided to the Company.

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The following summary, however, does not purport to be a complete description of the analyses performed by Evercore. In connection with arriving at its opinion, Evercore considered all of its analyses as a whole, and the order of the analyses described and the results of these analyses do not represent any relative importance or particular weight given to these analyses by Evercore. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data (including the closing prices for the Company’s ordinary shares) that existed on August 20, 2014, and is not necessarily indicative of current market conditions.

Analysis of Terms and Conditions of Preferred Shares

Evercore performed a comparison of key financial terms (“Financial Terms Analysis”) as well as an investor rate of return analysis (“IRR Analysis”) to determine whether the financial terms and conditions of the preferred shares were generally consistent with market terms of other similar securities, when considered in the aggregate. As part of each of the Financial Terms Analysis and the IRR Analysis, Evercore considered various factors, including, but not limited to the Company’s historical and expected future financial performance, the size of the transaction relative to the Company’s current equity market capitalization, risk relating to the Company achieving its projected performance, the Company’s financial leverage and credit quality, the Company’s liquidity and the liquidity of the preferred shares as well as other considerations Evercore deemed relevant.

Assumptions with Respect to the Company

Evercore performed its analysis utilizing the financial projections provided by management of the Company, that incorporate the following assumptions:

•   Helicopter Services Revenue driven by regional heavy equivalent count and rate.

•   Heavy equivalent count calculated as (100% x number of heavy aircraft) + (50% x number of medium aircraft).

○  Plan to add a number of new aircraft and dispose of a number of old aircraft between 2015 and 2019.

○  Heli-One revenue driven by internal work for Helicopter Services and third-party revenue.

•   EBITDAR margin expansion due to higher pricing on new aircraft and renewed contracts at favorable terms as well as continued operating efficiency improvements and scaling of fixed and support costs.

•   Capital expenditures include:

○  Expansionary: non-routine capital expenditures used for growth of business;

○  Maintenance: routine capital expenditures used for replenishing assets; and

○  Disposals: sales of retired fleet and other assets.

Financial Terms Analysis

Evercore performed a Financial Terms Analysis by comparing certain financial terms of the preferred shares to other recent convertible preferred equity issuances, evaluating factors such as the size of the offering relative to equity market capitalization of the issuer, dividend rate on the convertible preferred equity, and the conversion premium. Evercore used a $600.0 million offering size, 8.50% coupon rate, 21.6% conversion premium and 120.7% size to market capitalization ratio to compare terms of 25 other convertible preferred equity issuances during 2013 and 2014. Additionally, Evercore also compared the terms of the preferred shares to a subset of the 25 transactions where the size of the issuance was greater than or equal to 25.0% of total equity market capitalization of the issuer.

IRR Analysis

Evercore performed an IRR Analysis of the terms of the preferred shares by reviewing the projected internal rate of return for the Investor from the transaction based upon financial projections provided by the Company. Evercore utilized an IRR Analysis based on the belief that investors in transactions where the convertible preferred stock represents a very large percentage of the issuer’s market capitalization or float or the issuer is subject to a substantial degree of financial distress utilize an IRR analysis. Evercore calculated the rate of return to the Investor based on an initial $600.0 million investment on August 20, 2014, the value of dividends to the Investor paid in kind for the eight quarters subsequent to the investment date, compounding quarterly, dividends paid in cash thereafter through April 30, 2019 and a terminal value as of April 30, 2019. Evercore calculated the terminal value based on an EBITDAR range based on financial projections provided by management of the Company and an EBITDAR multiple range of 5.5x to 9.5x and subtracted debt outstanding and capitalized operating leases as of April 30, 2019 and added pro forma cash as of April 30, 2019 and determined an Investor internal rate of return based on the pro forma ownership interest of the Investor in the Company as of April 30, 2019.

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Analysis of CHC Group Ltd.

Evercore performed a series of analyses to derive an indicative valuation range for the preferred shares of the Company on an as-converted basis, representing 80.0 million ordinary shares or 49.8% of the Company’s pro forma ordinary shares (excluding unvested restricted ordinary shares) outstanding based on an initial conversion price of $7.50 per share, and compared each of the resulting implied value ranges to the gross proceeds from the issuance of the preferred shares.

Assumptions with Respect to the Company

Evercore performed its analysis utilizing the financial projections provided by management of the Company, which incorporate the assumptions described under “Assumptions with Respect to the Company” above.

Discounted Cash Flow Analysis

Evercore performed a discounted cash flow analysis to derive an implied equity value range for the Company based on the present value of the Company’s projected cash flows as provided by Company management. Evercore calculated the implied equity value range for the Company by utilizing a range of discount rates with a mid-point approximating the Company’s Weighted Average Cost of Capital (“WACC”) as estimated by Evercore based on the Capital Asset Pricing Model (“CAPM”), the Company’s projected unlevered free cash flows for the fiscal years 2015 through 2019, and terminal values as of April 30, 2019, based on a range of EBITDAR exit multiples as well as perpetuity growth rates. Evercore assumed a range of discount rates of 10.5% to 11.5%, a range of EBITDAR multiples of 6.0x to 7.0x and a range of perpetuity growth rates of 1.25% to 1.75%. After adjusting for debt outstanding and capitalized operating leases as of April 30, 2014, and pro forma cash as of April 30, 2014 and applying a minority interest discount of 15.0% to 25.0%, Evercore determined an implied equity value range of 49.8% of the Company’s pro forma ordinary shares (excluding unvested restricted ordinary shares).

Precedent M&A Transaction Analysis

Evercore reviewed selected publicly available information for transactions involving other helicopter service companies announced since February 2004 and selected 16 transactions involving companies that Evercore deemed to have certain characteristics that are similar to those of the Company. Evercore noted that none of the selected transactions or the selected companies that participated in the selected transactions was directly comparable to the Company. Multiples for the selected transactions were based on publicly available information.

Evercore reviewed the transaction value and the historical EBITDA multiples paid in the selected transactions and derived a range of relevant implied multiples of Enterprise Value to EBITDA of 8.0x to 11.0x. Evercore derived its range of EBITDA multiples based on its professional judgment and taking into consideration the low, high, mean and median multiples of 4.4x, 14.4x, 9.4x and 9.7x, respectively. Evercore then applied this range of selected multiples to actual 2014 EBITDA and estimated 2015 EBITDA, discounting the value implied by 2015 EBITDA to an assumed valuation date of August 20, 2014 based on a 11.0% WACC as well as subtracting the present value of growth capital expenditures required to achieve 2015 EBITDA to the assumed valuation date of August 20, 2014 based on the same 11.0% WACC. After adjusting for debt outstanding and pro forma cash as of April 30, 2014 and applying a minority interest discount of 15.0% to 25.0%, Evercore determined an implied equity value range of 49.8% of the Company’s pro forma ordinary shares (excluding unvested restricted ordinary shares).

Peer Group Trading Analysis

Evercore performed a peer group trading analysis of the Company by reviewing and comparing specific financial and operating data relating to the Company to that of a group of selected helicopter service companies that Evercore deemed to have certain characteristics that are similar to those of the Company:

•   Bristow Group, Inc.;

•   Era Group, Inc.;

•   PHI, Inc.; and

•   Air Methods Corporation.

Although the peer group was compared to the Company for purposes of this analysis, no company used in the peer group analysis is identical or directly comparable to the Company.

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As part of its analysis, Evercore calculated and analyzed (i) the ratios of Enterprise Value to 2014 and estimated 2014 and 2015 EBITDAR for the selected companies and (ii) the ratios of Enterprise Value to 2014 and estimated 2015 EBITDAR for the Company. Evercore calculated all multiples based on closing share prices as of August 20, 2014. In order to calculate peer group trading multiples, Evercore relied on publicly available filings and financial projections provided by Wall Street equity research.

The selected trading multiples of Enterprise Value to EBITDAR ranged from 6.6x to 10.1x for 2014 and from 5.7x to 9.1x for 2015, inclusive of the Company’s trading multiples. Based on the resulting range of multiples and due to certain other considerations related to the specific characteristics of the peer group firms, Evercore deemed a range of 6.5x to 8.5x for 2014 and 6.0x to 7.5x for 2015 to be relevant.

Evercore applied the relevant range of selected multiples to the corresponding financial data of the Company and after adjusting for debt outstanding and capitalized operating leases as of April 30, 2014 and pro forma cash as of April 30, 2014, Evercore determined an implied equity value range of 49.8% of the Company’s pro forma ordinary shares (excluding unvested restricted ordinary shares).

Research Analyst Price Targets

Evercore analyzed equity research analyst estimates of the potential future value for the Company’s ordinary shares, commonly referred to as price targets, based on publicly available equity research published with respect to the Company as of August 15, 2014. Evercore discounted the one-year forward price targets for 12 months at an equity cost of capital for the Company ranging between 11.5% and 13.5% based on CAPM.

Evercore applied the low implied price per ordinary share and high implied price per ordinary share to the number of ordinary shares currently outstanding and after adjusting for pro forma changes in cash (net of transaction fees), Evercore determined an implied equity value range of 49.8% of the Company’s pro forma ordinary shares (excluding unvested restricted ordinary shares).

Share Price Since IPO Analysis

Evercore analyzed the trading price of the Company’s ordinary shares since the Company’s initial public offering on January 17, 2014. The initial public offering price per ordinary share was $10.00. The trading price per ordinary share since January 17, 2014 has ranged from a low of $5.88 to a high of $10.25, as reported on the NYSE. Evercore applied this range to the number of ordinary shares outstanding and after adjusting for pro forma changes in cash (net of transaction fees), Evercore determined an implied equity value range of 49.8% of the Company’s pro forma ordinary shares (excluding unvested restricted ordinary shares).

General

The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by Evercore. In connection with the review of the transaction, Evercore performed a variety of financial and comparative analyses for purposes of rendering its opinion to the Company. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary described above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Evercore’s opinion. In arriving at its opinion, Evercore considered the results of all the analyses and did not draw, in isolation, conclusions from or with regard to any one analysis or factor considered by it for purposes of its opinion. Rather, Evercore made its determination as to the financial terms and conditions of the preferred shares and fairness of the consideration basis of its experience and professional judgment after considering the results of all the analyses. In addition, Evercore may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above should not be taken to be the view of Evercore with respect to the actual value of the preferred shares. No company used in the above analyses as a comparison is directly comparable to the Company, and no precedent transaction used is directly comparable to the transaction. Furthermore, Evercore’s analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, partnerships or transactions used, including judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Company and its advisors.

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Evercore prepared these analyses solely for the information and benefit of the Company and for the purpose of providing an opinion to the Company as to whether the (i) financial terms and conditions of the preferred shares are generally consistent with market terms of other similar securities, when considered in the aggregate and reflecting the Considerations, and (ii) proceeds received by the Company relative to the number of ordinary shares issuable initially upon conversion of the preferred shares is fair, from a financial point of view, to the Company. These analyses do not purport to be appraisals or to necessarily reflect the prices at which the business or securities actually may be sold. Any estimates contained in these analyses are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by such estimates. Accordingly, estimates used in, and the results derived from, Evercore’s analyses are inherently subject to substantial uncertainty, and Evercore assumes no responsibility if future results are materially different from those forecasted in such estimates. The issuance of the opinion was approved by an opinion committee of Evercore.

Except as described above, the Company imposed no other instruction or limitation on Evercore with respect to the investigations made or the procedures followed by Evercore in rendering its opinion. The terms and conditions of the preferred shares and the related terms and conditions of the transaction were determined through arm’s-length negotiations between the Company and the Investor, and the Board approved the Agreements. Evercore did not recommend any specific consideration to the Company or recommend that any specific consideration constituted the only appropriate consideration for the preferred shares. Evercore’s opinion was only one of many factors considered by the Company in its evaluation of the transaction and should not be viewed as determinative of the views of the Company with respect to the transaction or the terms of the preferred shares.

Under the terms of Evercore’s engagement letter with the Company, the Company agreed to pay Evercore a fee of $550,000 upon rendering its opinion. Evercore also received a fee of $100,000 upon execution of its engagement letter with the Company. In addition, the Company agreed to reimburse Evercore for its reasonable out-of-pocket expenses (including legal fees, expenses and disbursements) incurred in connection with its engagement and to indemnify Evercore and any of its members, officers, advisors, representatives, employees, agents, affiliates or controlling persons, if any, against certain liabilities and expenses arising out of its engagement, or to contribute to payments which any of such persons might be required to make with respect to such liabilities.

Evercore and its affiliates engage in a wide range of activities for their own accounts and the accounts of customers. In connection with these businesses or otherwise, Evercore and its affiliates and/or their respective employees, as well as investment funds in which any of them may have a financial interest, may at any time, directly or indirectly, hold long or short positions and may trade or otherwise effect transactions for their own accounts or the accounts of customers, in debt or equity securities, senior loans and/or derivative products relating to the Company and its affiliates, for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities or instruments.

During the two-year period prior to August 21, 2014, no material relationship existed between Evercore and its affiliates and the Company pursuant to which compensation was received by Evercore or its affiliates as a result of such a relationship. Evercore may provide financial or other services to the Company in the future and in connection with any such services Evercore may receive compensation.

Certain Tax Considerations for Shareholders

U.S. Holders may be deemed under certain circumstances to receive constructive distributions of shares that may be treated as distributions of property subject to the federal income tax treatment described below.  In particular, the terms of the preferred shares provide that the preferred shares are convertible into ordinary shares initially at a price of $7.50 per share, but with the conversion price increasing by 0.25% every quarter after the second closing until the eighth anniversary of the second closing. The terms of the preferred shares also provide that the amount of its 8.50% per annum cumulative dividend will be satisfied by the issuance of preferred shares until the second anniversary of the second closing and thereafter will be paid either in cash or satisfied by the issuance of preferred shares in lieu of cash at our option, provided, however, that if the requisite shareholder approval is not obtained on or prior to the second dividend payment date following the first closing, preferred dividends will be payable only in cash until such shareholder approval is obtained.

The increases in the conversion price of the preferred shares may result in constructive share distributions to holders of the ordinary shares into which the preferred shares are convertible, which may be treated as distributions of property if they constitute “disproportionate distributions.”  A disproportionate distribution is a distribution (or one of a series of distributions

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of which it is a part, including constructive distributions) that has the effect of (i) the receipt of property (including cash) by some shareholders and (ii) an increase in the proportionate interests of other shareholders in the assets or earnings and profits of the distributing corporation.  If we pay the 8.50% accruing dividend of the preferred shares in cash, then the effect will be that holders of preferred shares will receive cash distributions, while holders of ordinary shares will receive, through the increasing conversion price of the preferred shares, increases in their proportionate interests in our assets or earnings and profits relative to the holders of preferred shares.  In that event, the fair market value of each such increase in the proportionate interests in our assets and earnings and profits of the holders of ordinary shares may be treated as distributions of property subject to the federal income tax treatment of distributions described below.  Such distributions may result in taxable income to a U.S. Holder of ordinary shares even though no cash or other property is distributed to such U.S. Holder.

If as a result of such a “disproportionate distribution” a U.S. Holder is treated as receiving a distribution of property, then such U.S. Holder generally will be required to include the fair market value of such distribution in gross income as a dividend when received to the extent of the U.S. Holder’s pro rata share of our current and/or accumulated earnings and profits, if any (as determined under U.S. federal income tax principles).

As used in this discussion, the term “U.S. Holder” means a beneficial owner of ordinary shares that is, for U.S. federal income tax purposes, (1) an individual who is a citizen or resident of the United States, (2) a corporation (or entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate the income of which is subject to U.S. federal income tax regardless of its source or (4) a trust (x) with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons have the authority to control all of its substantial decisions or (y) that has elected under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes.

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TERMS OF THE INVESTMENT AGREEMENT

The following summary describes selected material provisions of the investment agreement and is qualified by reference to the investment agreement, which is attached to this Proxy Statement as Annex A. This summary may not contain all of the information about the investment agreement that is important to you. You are encouraged to carefully read the investment agreement in its entirety, as it is the legal document that contains the terms and conditions of the transaction.

The description of the investment agreement in this Proxy Statement has been included solely to provide you with information regarding its terms. While we have publicly disclosed the investment agreement and its terms by incorporating the investment agreement into this Proxy Statement, the representations and warranties made in the investment agreement may not accurately characterize the current actual state of facts with respect to us because they were made as of specific dates and are subject to important exceptions, qualifications, limitations and supplemental information agreed to by us and the Investor and in part contained in the confidential disclosure schedules delivered by the parties in connection with negotiating the investment agreement. Moreover, some of those representations and warranties may be subject to a contractual standard of materiality different from the standard applicable to our public filings with the SEC or may have been used for the purpose of allocating risks between us and the Investor rather than establishing matters as facts. Current factual information about us can be found elsewhere in this Proxy Statement, in the documents that have been delivered with this Proxy Statement, and in the public filings we make with the SEC, which are available without charge at www.sec.gov. See “Where You Can Find More Information.”

Structure of the Transaction

If all the conditions to the investment agreement are satisfied or waived in accordance with its terms, we will issue and sell to Investor up to 600,000 preferred shares.

Closings

At the First Closing, Investor will purchase a number of preferred shares such that, if such preferred shares were immediately converted into ordinary shares, the total number of voting ordinary shares held by the Investor would be equal to (i) 19.9% of the total number of voting ordinary shares issued and outstanding as of immediately before such issuance of the preferred shares less (ii) the sum of the number of preferred shares issuable in lieu of a cash dividend on the preferred shares on each of the first two payment dates for the payment of dividends on the preferred shares. The First Closing will occur on the third business day after the conditions to completion contained in the investment agreement have been satisfied or waived, or at another time or date agreed to by us and the Investor; provided, that if the last condition to be satisfied or waived is the expiration or termination of applicable waiting period under applicable competition laws, then the First Closing will occur on the earlier to occur of (y) one business day after the date on which any such applicable waiting periods have been required to expire or be terminated and (z) if such expiration or termination occurs on any other date, twelve business days after the date of such expiration or termination. If the First Closing has not occurred by October 31, 2014, then the First Closing shall not occur until such time as the Second Closing occurs.

At the Second Closing, the Investor will purchase 500,000 preferred shares, less the number of preferred shares purchased at the First Closing. The Second Closing will occur on the third business day after the conditions to completion contained in the investment agreement have been satisfied or waived, or at another time or date agreed to by us and the Investor. If the conditions to the Second Closing have been satisfied or waived at the time the conditions to the First Closing have been satisfied or waived, then the First Closing and Second Closing shall take place simultaneously. If the conditions to the Second Closing have been satisfied or waived prior to October 31, 2014, the Company may elect to have the Second Closing take place on the first business day after October 31, 2014 or at such other time or date agreed to by us and the Investor.

At the Third Closing, the Investor will purchase 100,000 preferred shares, less the number of preferred shares issued pursuant to the Rights Offering. The Third Closing will occur on the third business day after the conditions to completion contained in the investment agreement have been satisfied or waived, or at another time or date agreed to by us and the Investor. If the conditions to the Third Closing have been satisfied or waived at the time the conditions to the First Closing and Second Closing have been satisfied or waived, then the First Closing, Second Closing and Third Closing shall take place simultaneously. If the conditions to the Third Closing have been satisfied or waived prior to October 31, 2014, the Company may elect to have the Third Closing take place on the first business day after October 31, 2014 or at such other time or date agreed to by us and the Investor.

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Sale Consideration

Investor will purchase each preferred share for a purchase price of $1,000 per share.

Representations and Warranties

Our representations and warranties in the investment agreement relate to, among other things:

•   our organization and authority and the organization of our subsidiaries;

•   our capitalization and the capitalization of our subsidiaries;

•   due authorization for the transactions contemplated by the investment agreement;

•   the sale and status of the preferred shares and the ordinary shares issuable upon the conversion of such preferred shares;

•   required reports and other documents with the SEC and financial statements;

•   the absence of undisclosed liabilities;

•   brokers and finders fees and arrangements;

•   litigation involving the Company;

•   taxes;

•   permits and licenses;

•   environmental matters;

•   interests in real property;

•   intellectual property;

•   employee benefits and other labor matters;

•   registration rights;

•   compliance with laws;

•   absence of certain changes since the end of our most recent fiscal year;

•   compliance with anti-corruption and trading laws;

•   listing and maintenance requirements;

•   certain material contracts;

•   jurisdictions of operations; and

•   insurance.

Covenants

Required Filings; Reasonable Best Efforts to Close. Each party is required to use its reasonable best efforts to obtain any governmental consents or approvals or other third-party consents or approvals which are necessary to consummate the investment, provided, that the Company is not required to make any payment or offer or agree to any disposition, sale or hold separate agreement to obtain such approvals.

Shareholders’ Meeting. The Company is required to convene and hold a meeting of its shareholders as promptly as practicable following the signing of the investment agreement for the purpose of approving the issuance of the preferred shares to the Investor. The issuance must be approved by holders of a majority of the ordinary shares present at a shareholder meeting where there is a quorum.

Interim Operating Covenant. The investment agreement contains a customary interim operating covenant requiring the Company to operate in the ordinary course of business. Subject to limited exceptions, the Investor’s consent is required to:

•   declare or make a dividend;

•   repurchase shares of stock;

•   amend the Company’s organizational documents;

•   authorize or issue shares of stock;

•   incur indebtedness in excess of $100 million in the aggregate; or

•   acquire (by merger, asset acquisition or otherwise) any assets outside the ordinary course of business involving consideration in excess of $100 million.

Non-Solicitation. The Company may not solicit any acquisition proposal from a third party, engage in any negotiations concerning an acquisition proposal or furnish information to any potential acquirer in connection with an acquisition proposal.

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Acquisition proposal is generally defined as a transaction that involves a sale or merger involving the disposition of 20% or more of the Company’s assets or the sale or purchase of 20% or more of the issued and outstanding equity securities of the Company.

Conditions to Closing

The obligations of us and the Investor to complete the issuance, sale, and purchase of the preferred shares are subject to the satisfaction or waiver of the following conditions, among others:

•   with respect to the Second Closing and the Third Closing, the Company has received shareholder approval to issue the preferred shares;

•   the Registration Rights Agreement and Shareholders’ Agreement between the Company and CHC Cayman (each as described in this Proxy Statement) have been amended in the form agreed to in the investment agreement;

•   the Company has taken certain steps to address whether the Company or its subsidiaries would be characterized as a PFIC or has provided information regarding the income and assets of the Company and its subsidiaries that enables the Investor to reasonably conclude that no such entity would be characterized as a PFIC;

•   the Company has obtained all required consents or waivers from the lenders under the Company’s revolving credit facility;

•   ordinary shares issuable upon conversion of the preferred shares shall have been authorized for listing on the NYSE;

•   the Company has delivered to the Investor an executed resignation letter of one member of the Board or other evidence of such vacancy on the Board;

•   the Company has taken all actions necessary to cause two individuals nominated by the Investor to be elected to the Board immediately upon the First Closing and an additional two individuals nominated by the Investor to be elected to the Board immediately upon the Second Closing, with such individuals appointed to committees of the Board as required by the Shareholders’ Agreement between the Company and the Investor; and

•   there has not been a “Company Material Adverse Effect” (as defined in the investment agreement) since April 30, 2014.

Termination of the Investment Agreement

The investment agreement may be terminated at any time prior to the First Closing:

•   by mutual written consent of us and the Investor;

•   by either party if the First Closing has not occurred on or before March 31, 2015, except by a party whose failure to fulfill any obligations under the investment agreement has caused the failure of the First Closing to occur; and

•   by either party for a breach of any representation, warranty or covenant by the other party that remains uncured for 30 days after the breaching party receives notice thereof and that would cause the conditions to closing not to be satisfied.

Indemnification

The investment agreement provides for indemnification of the Company and the Investor, the key provisions of which are described below:

Scope of Indemnification

From and after the First Closing, the Company will indemnify the Investor and certain other Investor related persons for breaches of representations and warranties and covenants in the investment agreement. The Investor will indemnify the Company and certain other Company related persons for breaches of representations and warranties and covenants in the investment agreement.

Cap

The aggregate amount of the Company’s indemnity obligations to the Investor and certain other Investor related persons shall not exceed $150,000,000, other than in the case of any “fundamental representation or warranty” to be true and correct. The Company’s fundamental representations and warranties relate to the organization and authority of the Company, the capitalization of the Company, the due authorization of the Company and the sale and status of the preferred shares. There is an overall limitation of liability equal to the purchase price.

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Deductibles and De Minimis Claims

For indemnification claims other than those arising from breach of a representation or warranty made on the applicable closing date, no indemnifying party shall be liable until losses exceed a deductible of $25,000,000, in which case the indemnified party may claim indemnity for the amount of losses in excess of such deductible. Such deductible does not apply to any fundamental representations or warranties. In addition, no indemnifying party shall be liable for any individual breach of any representation or warranty if the claim is for less than $1,000,000, other than in the case of breaches of fundamental representations or warranties. For fundamental representations and warranties, no indemnifying party shall be liable for any individual claim if such claim is for less than $100,000.

For indemnification claims arising from the breach of a representation or warranty that is not qualified by “materiality” or “material adverse effect” made on the applicable closing date, no indemnifying party shall be liable until losses exceed a deductible of $5,000,000, in which case the indemnified party may claim indemnity for the amount of losses in excess of such deductible. Such deductible does not apply to any fundamental representations and warranties. In addition, no indemnifying party shall be liable for breach of any fundamental representation or warranty if the claim is for less than $100,000.

Survival of Representations and Warranties

The representations and warranties survive until the date that is 12 months after the Second Closing, except for fundamental representations and warranties of the Company (which survive until expiration of the statute of limitations), the capitalization representation of the Company (which survives indefinitely) and the fundamental representations and warranties of the Investor (which survive indefinitely).

Fees and Expenses

Upon the First Closing, the Company will pay a transaction fee to the Investor Manager of $1,800,000. Upon the Second Closing, the Company will pay to the Investor Manager a transaction fee equal to $5,700,000. The Company will also be required to reimburse the Investor’s expenses in connection with the transactions contemplated by the investment agreement up to a maximum of $5,000,000.

Amendments

No amendment or waiver of any provision of the investment agreement will be effective with respect to any party unless made in writing and signed by such party.

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TERMS OF THE PREFERRED SHARES

The following summary describes selected material provisions of the Description of Preferred Shares for the preferred shares and is qualified by reference to the Description of Preferred Shares, which is attached to this Proxy Statement as Annex C. This summary may not contain all of the information about the Description of Shares that is important to you. You are encouraged to carefully read the Description of Preferred Shares in its entirety, as it is the legal document that contains the terms and provisions of the preferred shares.

Ranking

The preferred shares will be subordinated in right of payment to all of the Company’s indebtedness.

Liquidation Preference

Upon a liquidation event, the holders of the preferred shares will receive, prior to the holders of the Company’s ordinary shares, the greater of (i) $1,000 per preferred share plus accrued and unpaid dividends (the “Liquidation Value”) and (ii) the amount that a holder of preferred shares (a “Holder”) would have received if the preferred shares were converted into ordinary shares immediately prior to the liquidation.

Dividends

The preferred shares will be entitled to receive a dividend with the result that they will participate equally and ratably with the ordinary shares in all dividends or distributions paid on ordinary shares. In addition, holders of the preferred shares are entitled to cumulative dividends accruing daily on a quarterly compounding basis at a rate of 8.50% per annum. Upon a default (as defined below), the dividend rate will increase to 11.50% per annum and the Company will be restricted from paying dividends on or redeeming securities junior to the preferred shares. The preferred dividends accruing up to the second anniversary of the Second Closing will be satisfied by the issuance of preferred shares to the holders of preferred shares, and the preferred dividends accruing after such anniversary will be paid either in cash or satisfied by the issuance of preferred shares to the holders of preferred shares at the option of the Company, provided, however, that if the requisite shareholder approval is not obtained on or prior to the second dividend payment date following the First Closing, preferred dividends will be payable only in cash until such shareholder approval is obtained. The preferred dividends shall be payable in cash or satisfied by the issuance of preferred shares quarterly in arrears as authorized by the Board.

Conversion

The holder of the preferred shares may convert such shares into ordinary shares at any time at the then-current conversion price, which will initially be $7.50 and increase by 0.25% every quarter after the Second Closing until the eighth anniversary of the Second Closing.

In addition, under certain circumstances, the preferred shares will be subject to mandatory conversion into that number of ordinary shares equal to the quotient of (i) the Liquidation Value divided by (ii) the then-effective conversion price. The circumstances that would trigger mandatory conversion include when (w) following the second anniversary of the Second Closing, the daily volume-weighted average sale price of an ordinary share, or VWAP, equals or exceeds 175% of the conversion price for 30 consecutive trading days, (x) following a reorganization event, the daily volume-weighted average sales price of the shares of the to-be surviving company equals or exceeds 175% of the adjusted conversion price for 30 consecutive trading days, (y) following the eighth anniversary of the Second Closing, the average VWAP for the 10 preceding trading days equals or exceeds the conversion price, and (z) the Liquidation Value of all outstanding preferred shares is less than $50 million. The Company may, at its option, convert the preferred shares into ordinary shares (a) following the eighth anniversary of the Second Closing based on a conversion price equal to the lesser of the then-effective conversion price and the average VWAP for the 10 preceding trading days or (b) following the fifteenth anniversary of the Second Closing based on a conversion price equal to the lesser of (I) the then-effective conversion price and (II) the greater of the average VWAP for the 10 preceding trading days and 50% of the then-effective conversion price; provided that the Company may not force such a conversion at a time when it is, or was during the preceding ten-trading day period, in possession of material non-public information, that, if publicly disclosed, would be reasonably expected to have a material and adverse effect on the closing price of the ordinary shares.

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Notwithstanding the foregoing, the aggregate voting ordinary shares issued upon conversion of preferred shares held by any holder and its affiliates may not exceed 49.9% of the total voting ordinary shares issued and outstanding immediately after such conversion and, for each voting ordinary share not issued due to this limitation, the holder will receive a non-voting ordinary share.

Adjustments to Conversion Price

In addition to the quarterly increase in the conversion price described above, the then-effective conversion will be appropriately adjusted in the event of a subdivision, share split or combination of the ordinary shares.

Change of Control; Merger; Reorganizations

Upon a change of control, Holders may require the Company to redeem all or a portion of their preferred shares at a price equal to the Liquidation Value. In connection with mergers and reorganizations, Holders will be permitted to retain a comparable preferred security in the surviving entity in the merger or reorganization.

Voting Rights

The preferred shares will vote at all shareholders meetings together with, and as part of one class with, the ordinary shares, provided, however, that in no event will the preferred shares and/or any ordinary shares received upon conversion of preferred shares of any one holder and its affiliates (together with the votes of such holder and its affiliates in respect of previously issued ordinary shares upon conversion of preferred shares) represent more than 49.9% of the total number of votes. The aggregate voting ordinary shares issued upon conversion of preferred shares held by any holder and its affiliates may not exceed 49.9% of the total voting ordinary shares issued and outstanding immediately after such conversion and, for each voting ordinary share not issued due to this limitation, the holder will receive a non-voting ordinary share. In addition, the prior written consent of the holders of a majority of the preferred shares will be required to, among other things, (i) create, or issue additional, equity or convertible securities other than voting or non-voting ordinary shares or (ii) enter into a debt agreement restricting the payment of dividends in kind or a distribution by the issuance of preferred shares or the conversion of preferred shares into ordinary shares.

The non-voting ordinary shares will have the same rights as ordinary shares in all respects, except that (i) they will be non-voting shares (except to the extent required by applicable law) and (ii) they will be convertible into ordinary shares on a one-to-one basis at the option of the holders at any time in connection with or following any transfer of such shares to a person which together with its affiliates will own no more than 49.9% of the total voting ordinary shares immediately following such conversion.

So long as preferred shares are outstanding, the Company may not authorize or issue any senior, parity or junior securities (other than voting and non-voting ordinary shares but including convertible debt) without the consent of the holders of a majority of the preferred shares.

Default

Upon a default, the dividend rate increases from 8.50% to 11.50% and the Company will be restricted from paying dividends on or redeeming junior securities.

Default is defined as:

•   the Company’s failure to pay participating dividends with dividends on the ordinary shares;

•   the Company’s failure to pay in cash or satisfy through the issuance of preferred shares, as applicable, any preferred dividend as described under Dividends above;

•   the Company’s failure to pay default interest upon the occurrence of a default;

•   the Company’s failure to comply with its obligations to convert preferred shares or to maintain sufficient authorized ordinary shares to effect a conversion of all issued preferred shares; or

•   the Company’s failure to comply with its obligation to purchase any preferred shares upon a change of control.

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TERMS OF THE SHAREHOLDERS’ AGREEMENT AND
REGISTRATION RIGHTS AGREEMENT

The following summary describes selected material provisions of the Shareholders’ Agreement and Registration Rights Agreement and is qualified by reference to the Shareholders’ Agreement and Registration Rights Agreement, which are attached to this Proxy Statement as Annex D and Annex E, respectively. This summary may not contain all of the information about the Shareholders’ Agreement and Registration Rights Agreement that is important to you. You are encouraged to carefully read the Shareholders’ Agreement and Registration Rights Agreement in their entirety, as they are the legal documents that contains the terms and conditions summarized below.

Shareholders Agreement

At the First Closing, the Company, the Investor and/or its affiliates, and the other parties thereto will enter into a Shareholders’ Agreement.

Board Representation

Pursuant to the Shareholders’ Agreement, the Investor will have the right to designate for nomination to the Board the lowest whole number of directors that is greater than or equal to:

•   40% of the total number of directors comprising the Board until such time as the Investor no longer beneficially owns at least 40% of the outstanding ordinary shares on an as-converted basis;

•   30% of the total number of directors comprising the Board for so long as the Investor beneficially owns at least 30% but no longer beneficially owns at least 40% of the outstanding ordinary shares on an as-converted basis;

•   20% of the total number of directors comprising the Board for so long as Investor beneficially owns at least 20% but no longer beneficially owns at least 30% of the outstanding ordinary shares on an as-converted basis; and

•   10% of the total number of directors comprising the Board for so long as Investor beneficially owns at least 5% but no longer beneficially owns at least 20% of the outstanding ordinary shares on an as-converted basis.

Between the First Closing and the Second Closing and following the Second Closing until such time as the Investor no longer beneficially owns at least 30% of the outstanding ordinary shares on an as-converted basis, the Company will be required to establish a committee of the Board for the purposes of designating the Chairman of the Board and the only members of such committee will be designees of the Investor.

For at least one year following the date of the First Closing, at least one of the Investor’s Board designees must be an independent director if the Investor has the right to designate for nomination four directors.

The Investor will have the right to proportional representation on each committee of the Board, subject to applicable law.

Standstill

From the First Closing until the time the Investor Group is no longer entitled to designate for nomination any director nominee to the Board, the Investor or its affiliates, without the prior written consent of a majority of directors not designated by it, may not, and shall use its reasonable best efforts to cause its portfolio companies not to, subject to certain exceptions, (i) acquire the Company’s equity securities, (ii) transfer any of the Company’s equity securities into a voting trust or similar contract, (iii) enter into or propose a merger or similar business combination transaction with the Company, (iv) engage in a proxy solicitation other than on behalf of the Company or for the transactions contemplated by the investment agreement, (v) call a shareholder meeting or initiate a shareholder proposal, (vi) form or join a group with respect to the Company’s equity securities other than with CHC Cayman or its affiliates, (vii) transfer any of the Company’s equity securities to a beneficial owner of greater than 10% of our ordinary shares (including ordinary issued or issuable upon conversion of preferred shares) or (viii) disclose publicly any intention or plan prohibited by the foregoing.

The standstill terminates when the Investor no longer owns at least 20% of the outstanding ordinary shares on an as-converted basis and: (i) the Company enters into a definitive agreement with respect to a merger, business combination, sale of all or substantially all of its direct and indirect assets, recapitalization or change of control transaction (ii) the Company commences

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a process to solicit proposals with respect to any of the transactions described in clause (i) above, or publicly approves or recommends any of the transactions described in clause (i) above, or (iii) a third party acquires, makes an offer to acquire, or makes a public announcement with respect to its intention to make an offer to acquire (whether by a merger, business combination, sale of assets, recapitalization, restructuring, tender or exchange offer, or otherwise) 20% or more of the Company’s assets, or 20% or more of any class of securities of the Company and the Board publicly recommends such acquisition.

Lockup

Until (i) with respect to the preferred shares, the eighth anniversary of the First Closing and (ii) with respect to any ordinary shares (including those issued upon conversion of the preferred shares), the first anniversary of the First Closing (the “Lockup Period”), the Investor may not transfer, directly or indirectly, any preferred shares or ordinary shares, except:

•   to its affiliates who agree to become bound by the terms of the Shareholders’ Agreement;

•   to the Company or its subsidiaries;

•   as approved by a majority of the members of the Board not designated by the Investor; or

•   if CHC Cayman or its affiliates are selling ordinary shares pursuant to an exercise of such holders’ existing demand or piggyback registration rights, pursuant to an exercise of the Investor’s piggyback registration rights described under “Registration Rights” below.

Preemptive Rights

Subject to customary exceptions, the Investor will have the right to purchase its pro rata share of subsequent issuances of equity securities offered by the Company (including, without limitation, options, warrants and shares).

Consent Rights

Until the Investor no longer beneficially owns at least 30% (or, with respect to a sale of the Company of all or substantially all of its direct and indirect assets, 20%) of the outstanding ordinary shares on an as-converted basis, the following actions by the Company shall require the prior written consent of the Investor:

•   the adoption of any plan of liquidation, dissolution or winding up of the Company or the filing of any voluntary petition for bankruptcy, receivership or similar proceeding;

•   the issuance of any equity securities that would require a stockholder vote or any repurchase of equity securities;

•   any sale or other transfer of the Company of all or substantially all of its direct and indirect assets (including via merger, consolidation or similar transaction);

•   any acquisition or disposition of any business or division involving consideration in excess of $100 million (whether by merger, sale of stock, sale of assets or other similar transaction);

•   incurrence of indebtedness in excess of $100 million; or

•   the hiring or termination of the Chief Executive Officer of the Company.

Tax Matters

For so long as the Investor is entitled to designate for nomination a director to the Board, the Company is required to monitor the status of each of the Company and its subsidiaries and take commercially reasonable actions to ensure no such entity would be characterized as a PFIC. In addition, the Company is also required to use commercially reasonable efforts to furnish to the Investor information to enable the Investor to determine whether the Company or any of its subsidiaries is a PFIC.

Registration Rights Agreement

At the First Closing, the Company, the Investor and/or its affiliates, and the other parties thereto will enter into a Registration Rights Agreement. After the First Closing, the Investor shall have the registration rights set forth below.

Registered Offerings

Following the expiration of the Lockup Period, the Investor will have demand registration rights to require the Company to sell ordinary shares receivable upon conversion of the preferred shares (or, after 8.5 years following the First Closing, preferred shares) held by the Investor in a registered offering.

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Piggyback Rights

Following the expiration of the Lockup Period (or earlier in connection with an exercise by CHC Cayman or its affiliates of their registration rights), the Investor will have customary piggyback registration rights with respect to ordinary shares receivable upon conversion of preferred shares (or, after 8.5 years following the First Closing, preferred shares) on a pro rata basis with other holders of registrable securities. Any registration priority between the Investor and CHC Cayman and its affiliates will be proportionate to such holders’ relative ownership of ordinary shares on an as-converted basis; provided, that if CHC Cayman and its affiliates own less than 7.5% of the outstanding ordinary shares on an as-converted basis, CHC Cayman and its affiliates will be given priority in any registrations.

Lockup

In connection with an underwritten registered offering, the Investor will be subject to a customary lock-up period as reasonably agreed to by the Company.

TERMS OF THE VOTING AGREEMENTS

The following summary describes selected material provisions of the Voting Agreements and is qualified by reference to the Voting Agreements, which are attached to this Proxy Statement as Annex B. This summary may not contain all of the information about the Voting Agreements that is important to you. You are encouraged to carefully read the Voting Agreements in their entirety.

Pre-Closing Voting Agreement

In connection with the transactions contemplated by the investment agreement, CHC Cayman and the Investor entered into the Pre-Closing Voting Agreement, a copy of which is attached hereto as Annex B. Pursuant to the Pre-Closing Voting Agreement, CHC Cayman agreed to vote in any shareholder action in favor of the issuance of the preferred shares and any additional action required under the Articles or any rules of the NYSE for such issuance. Subject to the Board’s recommendation, CHC Cayman also agreed to vote for all other proposals facilitative of the transactions contemplated under the investment agreement. In addition, CHC Cayman agreed to vote in any shareholder action against any action or transaction which would impede the transactions contemplated under the investment agreement. Under the Pre-Closing Voting Agreement, CHC Cayman agreed to refrain from transferring or granting proxies or entering into a voting arrangement with respect to its shares or taking any other action materially limiting its ability to perform its obligation under the Pre-Closing Voting Agreement. The Pre-Closing Voting Agreement will terminate on the earliest of (i) termination of the investment agreement, (ii) the written agreement of the parties to terminate the Pre-Closing Voting Agreement, (iii) March 31, 2015 or (iv) the Second Closing.

Post-Closing Voting Agreement

CHC Cayman and the Investor also agreed to enter into a post-closing voting agreement (the “Post-Closing Voting Agreement”) as of the date of the First Closing. A copy of the form of the Post-Closing Voting Agreement is attached hereto as an exhibit to the Pre-Closing Voting Agreement, which is attached hereto as Annex B. Under the Post-Closing Voting Agreement, CHC Cayman and the Investor will vote in any shareholder action to elect director nominees designated by the Investor pursuant to the Shareholders’ Agreement and by CHC Cayman under CHC Cayman’s shareholder agreement with the Company. Pursuant to the Post-Closing Voting Agreement, CHC Cayman will also vote its shares in any shareholder action in favor of any exercise by the Investor of its preemptive rights to acquire additional securities of the Company in accordance with the Shareholders’ Agreement to the extent such issuance would require shareholder approval due to the Investor’s status as an affiliate of the Company.

The Post-Closing Voting Agreement will terminate when either CHC Cayman or the Investor loses its right to designate for nomination a director nominee under their respective shareholders’ agreements and thus the other party is no longer obligated to vote its shares in favor of the director nominees designated by the other party.

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REGULATORY APPROVALS

Antitrust

Under applicable Canadian, Brazilian and European Union competition laws, the transactions may not be completed until notifications have been given and information furnished to the applicable authorities and until the specified waiting period has expired or been terminated.

At any time before or after completion of the transaction, the applicable authorities could take any action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin completion of the transaction or seeking divestiture of substantial assets of us or the Investor. Private parties could also take action under the antitrust laws, including seeking an injunction prohibiting or delaying the transaction, divestiture or damages under certain circumstances. Additionally, at any time before or after the completion of the transaction, any state could take action under its antitrust laws as it deems necessary or desirable in the public interest.

Comparable notifications and antitrust reviews may be required in one or more other foreign jurisdictions. To the extent required, such filings that are material to the completion of the transaction have been effected and/or will be effected as soon as possible. It is possible that any of the governmental entities with which filings are made may seek, as conditions for granting approval of the transaction, various regulatory concessions. There can be no assurance that the Investor or we will be able to satisfy or comply with these conditions or be able to cause our respective subsidiaries to satisfy or comply with these conditions, or that compliance or noncompliance will not have adverse consequences for the Investor after completion of the transaction, or that the required regulatory approvals will be obtained within the time frame contemplated by the Investor and us or on terms that will be satisfactory to the Investor and us.

Obtaining Regulatory Approvals

Although we and the Investor do not expect that any of the foregoing regulatory authorities will raise any significant concerns in connection with their review of the transaction, there can be no assurance that we and the Investor will obtain all required regulatory approvals, or that those approvals will not include terms, conditions or restrictions that may have a material adverse effect on us or the benefits, taken as a whole, that the Investor reasonably expects to derive from the transaction.

If any additional approval or action is needed we and the Investor may be unable to obtain it, as is the case with respect to other necessary approvals. Even if we and the Investor do obtain all necessary approvals, conditions may be placed on any such approval that could cause the Investor to abandon the transaction.

ADDITIONAL INTERESTS OF DIRECTORS AND OFFICERS IN THE TRANSACTION

When considering the recommendation by the Board, you should be aware that a number of our directors and executive officers may have interests in the transaction that are different from, or in addition to, the interests of our shareholders. The Board was aware of these interests and considered them, among other matters, in adopting and approving the issuance of the preferred shares.

Amendment to First Reserve Shareholders’ Agreement and Registration Rights Agreement

CHC Cayman is owned by funds affiliated with First Reserve Management, L.P., or First Reserve Management. William E. Macaulay is a director of our Company and is Chairman and Chief Executive Officer of First Reserve Management. John Mogford is a director of our Company and is a Managing Director of First Reserve Management. Jeffrey K. Quake is a director of our Company and is a Managing Director of First Reserve Management. Dod E. Wales is a director of our Company and is a Director of First Reserve Management.

On August 21, 2014, in connection with and as a condition to the First Closing, the Company, CHC Cayman and other parties entered into the FR Registration Rights Agreement and the FR Shareholders’ Agreement Amendment, each of which will become effective as of the First Closing. A copy of each of these agreements is attached hereto as Exhibits H and G, respectively.

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The FR Registration Rights Agreement amends and restates the existing Registration Rights Agreement, dated January 17, 2014, by and among the Company, CHC Cayman and its affiliates to harmonize CHC Cayman’s existing demand and piggyback registration rights with the rights given to the Investor under the Registration Rights Agreement. The FR Shareholders’ Agreement Amendment amends the existing Shareholders’ Agreement, dated January 17, 2014, by and among the Company, CHC Cayman, and the other parties thereto, to, among other things, include ordinary shares issuable upon conversion of the preferred shares in the calculation of CHC Cayman’s beneficial ownership for purposes of determining the number of director designees CHC Cayman will be entitled to nominate to the Board. Pursuant to the terms of the FR Shareholders’ Agreement Amendment, the size of the Board will be increased to ten (10) from the current seven (7), and one of the directors designated by CHC Cayman will resign from the Board effective as of the First Closing.

Employment Agreements

In considering the recommendation of the Board that our shareholders vote for the transactions contemplated by the Investment Agreement, you should note that such transactions could potentially be construed to result in a change in control for purposes of our named executive officers’ employment agreements. In the event a named executive officer’s employment is terminated by us without cause (other than due to death or disability) or by him or her for good reason within the 24 months immediately following a change in control, then such named executive officer will be entitled to the severance and benefits described below.

William Amelio

Pursuant to the Employment Agreement by and between the Company and William Amelio, our President and Chief Executive Officer and a director of the Company, Mr. Amelio is entitled to certain severance and other benefits in the event of his termination of employment within 24 months immediately following a change in control by us without cause (other than due to death or disability) or by him for good reason. Receipt of such severance and benefits is subject to Mr. Amelio’s execution, delivery and non-revocation of a release of claims (as well as his continued compliance with certain restrictive covenants). In the event of such a termination, Mr. Amelio will become eligible to receive:

•   a lump sum severance payment in an amount equal to 2.5 times the sum of his annual base salary plus his annual target bonus;

•   continued medical, dental and vision coverage for up to 18 months for himself and any covered dependents; and

•   full vesting of time-based equity awards (including performance-based awards that converted to time-based awards at the time of the change in control).

In the event that payments and benefits received by Mr. Amelio in connection with a change in control would otherwise exceed the limit of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) with respect to the deductibility of compensation, and become subject to the related excise tax on such amounts under Section 4999 of the Code, Mr. Amelio will be eligible to receive the total amount of such payments and  benefits, unless a reduced amount that avoids the excise tax results in an equal or greater net after-tax position for him, in which case the reduced amount would be paid to him, as determined by the independent accounting firm engaged to perform audit services for the Company immediately preceding the change in control.

Joan S. Hooper, Peter Bartolotta, and Michael O’Neill

Pursuant to the Employment Agreements by and between the Company and each of Joan S. Hooper, our Senior Vice President and Chief Financial Officer; Peter Bartolotta, our Chief Operating Officer and President, Helicopter Services, and Michael O’Neill, our Senior Vice President, Legal, each such named executive officer is entitled to certain severance and other benefits in the event of his or her termination of employment within 24 months immediately following a change in control by us without cause (other than due to death or disability) or by him or her for good reason. Receipt of such severance and benefits is subject to such executive’s execution, delivery and non-revocation of a release of claims (as well as his or her continued compliance with certain restrictive covenants). If these circumstances should occur to any of these named executive officers, he or she will become eligible to receive:

•   a lump sum severance payment in an amount equal to two times the sum of annual base salary plus annual target bonus;

•   continued medical, dental and vision coverage for up to 18 months for himself or herself and any covered dependents; and

•   full vesting of time-based equity awards (including performance-based awards that converted to time-based awards at the time of the change in control).

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In the event that payments and benefits received by any of these executives in connection with a change in control would otherwise exceed the limit of Section 280G of the Code with respect to the deductibility of compensation, and become subject to the related excise tax on such amounts under Section 4999 of the Code, the executive will be eligible to receive the total amount of such payments and benefits, unless a reduced amount that avoids the excise tax results in  an equal or greater net after-tax position for him or her, in which case the reduced amount would be paid to him or her, as determined by the independent accounting firm engaged to perform audit services for the Company immediately preceding the change in control.

Change in Control

Under the employment agreements of each of Messrs. Amelio, Bartolotta, and O’Neill and Ms. Hooper, a change in control means:

•   the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of more than 50% (on a fully diluted basis) of either (A) the then outstanding ordinary shares, taking into account as outstanding for this purpose such ordinary shares issuable upon the exercise of options or warrants, the conversion of convertible shares or debt, and the exercise of any similar right to acquire such ordinary shares or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, except in either case for acquisitions by the Company or an affiliate;

•   during any period of twenty-four months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date of such employment agreement, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

•   the sale, transfer or other disposition of all or substantially all of the business or assets of the Company to any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) person that is not an affiliate of the Company; or

•   the consummation of a reorganization, recapitalization, merger, consolidation, or other similar transaction involving the Company (a “Business Combination”), unless immediately following such Business Combination 50% or more of the total voting power of the entity resulting from such Business Combination (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the board of directors (or the analogous governing body) of such resulting entity), is held by the holders of the outstanding company voting securities of the Company immediately prior to such Business Combination.

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BENEFICIAL OWNERSHIP OF SHARES

The following table sets forth certain information regarding the ownership of the Company’s ordinary shares: (i) each director and nominee for director; (ii) each of the named executive officers named in the Summary Compensation Table of our proxy materials for our annual meeting; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its ordinary shares on:

•   An actual basis as of July 31, 2014; and

•   On a pro forma basis to reflect (i) the sale and issuance of 500,000 preferred shares to Investor following the First Closing and the Second Closing, (ii) the sale and issuance of 100,000 preferred shares to Investor following the Third Closing, assuming no participation in the Rights Offering, and (iii) the sale and issuance of 100,000 preferred shares to the existing shareholders in the Rights Offering, assuming no participation by CHC Cayman.

For the pro forma information below, each preferred share is assumed to have a liquidation value of $1,000 and conversion price of $7.50, and it is assumed that no preferred shares have been issued in respect of amounts accrued as preferred dividends.

Beneficial ownership is determined in accordance with the rules of the SEC. Our calculation of beneficial ownership is based on 81,342,413 ordinary shares issued and outstanding on an actual basis as of July 31, 2014, which includes 744,501 unvested restricted ordinary shares. Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o CHC Group Ltd., 190 Elgin Avenue, George Town, Grand Cayman, KY1-9005, Cayman Islands.

Beneficial Ownership
			Pro Forma
	Actual		Upon Second Closing of Private Placement		Upon Third Closing of Private Placement
					No participation in the Rights Offering		Full participation in the Rights Offering
Name of Beneficial Owner	Number	%	Number	%	Number	%	Number	%
CHC Cayman(1)	46,519,484	57.2	46,519,484	31.4	46,519,484	28.8	46,519,484	28.8
Clayton, Dubilier & Rice Fund IX, L.P.	—	—	66,666,666	45.0	80,000,000	49.6	66,666,666	41.3
Entities affiliated with Dmitry Balyasny(2)	4,050,000	5.0	4,050,000	2.7	4,050,000	2.5	5,600,702	3.5
Mast Capital Management, LLC(3)	4,683,011	5.8	4,683,011	3.2	4,683,011	2.9	6,476,086	4.0
Directors and Executive Officers:
William J. Amelio(4)	447,561	*	447,561	*	447,561	*	618,927	*
Francis S. Kalman(5)	20,000	*	20,000	*	20,000	*	27,657	*
Jonathan Lewis(6)	—	—	—	—	—	—	—	—
William E. Macaulay(7)	—	—	—	—	—	—	—	—
John Mogford(7)	—	—	—	—	—	—	—	—
Jeffrey K. Quake(7)	—	—	—	—	—	—	—	—
Dod E. Wales(7)	—	—	—	—	—	—	—	—
Peter Bartolotta(8)	139,694	*	139,694	*	139,694	*	193,181	*
Joan S. Hooper(9)	79,785	*	79,785	*	79,785	*	110,333	*
Michael J. O’Neill(10)	84,785	*	84,785	*	84,785	*	117,248	*
Directors and executive officers as a group (11 persons)	771,825	1.0	771,825	*	771,825	*	1,067,346	*

*      Represents beneficial ownership of less than 1% of the issued and outstanding ordinary shares.

(1)   CHC Cayman refers to 6922767 Holding (Cayman) Inc., the holding company through which First Reserve Corporation and its affiliates acquired our predecessor in 2008. The issued and outstanding equity securities of CHC Cayman consist of 1,870,561,417 of Ordinary A shares, 7,859,869 of Ordinary B shares, one Adjustable C share and 313,000 of Special shares. Funds affiliated with First Reserve own an approximate 98.7% economic and voting interest in CHC Cayman. 1,845,561,417 Ordinary A shares of CHC Cayman are held by Horizon Alpha Limited, or Horizon Alpha, FR XI Horizon Co-Investment I, L.P., or FR XI Horizon Co-Investment I, and FR XI Horizon Co-Investment II, L.P., or FR XI Horizon Co-Investment II. The equity interests of Horizon Alpha are held by First Reserve Fund XII, L.P., or First Reserve Fund XII, FR XII-A Parallel Vehicle, L.P., or FR XII-A and FR Horizon AIV, L.P., or FR Horizon AIV. The general partner of First Reserve Fund XII and FR XII-A is First Reserve GP XII, L.P.,

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whose general partner is First Reserve GP XII Limited. The general partner of FR Horizon AIV is FR Horizon GP, L.P. and the general partner of FR Horizon GP, L.P. is FR Horizon GP Limited. Each of First Reserve GP XII Limited and FR Horizon GP Limited is wholly-owned by First Reserve’s senior managing directors. The general partner of each of FR XI Horizon Co-Investment I and FR XI Horizon Co-Investment II is FR XI Offshore GP Limited. The members of FR XI Offshore GP Limited are First Reserve’s senior managing directors. Each of such First Reserve entities may be deemed to beneficially own the ordinary shares beneficially owned by Horizon Alpha, FR XI Horizon Co-Investment I and FR XI Horizon Co-Investment II directly or indirectly controlled by it, but each disclaims beneficial ownership of such ordinary shares. The address of each of the entities listed in this footnote is c/o First Reserve Management, L.P., One Lafayette Place, Greenwich, Connecticut 06830.

(2)   The indicated ownership is based on a Schedule 13G filed with the SEC by the reporting persons on June 2, 2014, reporting beneficial ownership as of February 19, 2014. According to the Schedule 13G, the reporting persons beneficially own a total of 4,050,000 ordinary shares held by Atlas Master Fund, Ltd., Atlas Enhanced Master Fund, Ltd., BAM Zie Master Fund, Ltd., and Lyxor/Balyasny Atlas Enhanced Fund Limited. Balyasny Asset Management L.P. is the investment manager to its pooled investment funds. Dmitry Balyasny is the sole managing member of the general partner of Balyasny Asset Management L.P. The Schedule 13G filed by the reporting persons provides information only as of February 19, 2014, and consequently, the beneficial ownership of the above-mentioned reporting persons may have changed between February 19, 2014 and July 23, 2014. The address of Balyasny Asset Management L.P. and Dmitry Balyasny is 181 West Madison, Suite 3600, and Chicago, IL 60602.

(3)   The indicated ownership is based on a Schedule 13G filed with the SEC by the reporting persons on August 1, 2014, reporting beneficial ownership as of July 29, 2014. According to the Schedule 13G, the reporting persons beneficially own a total of 4,683,011 ordinary shares held by Mast Credit Opportunities I Master Fund Limited, Mast OC I Master Fund L.P., Mast Select Opportunities Master Fund LP, and Mast Admiral Master Fund L.P. Mast Capital Management, LLC is the investment advisor of each of the above entities, and David J. Steinberg is the manager of Mast Capital Management, LLC. The Schedule 13G filed by the reporting persons provides information only as of July 29, 2014, and consequently, the beneficial ownership of the above-mentioned reporting persons may have changed between July 29, 2014 and July 31, 2014.

(4)   In addition to the amounts listed in the table, Mr. Amelio holds 2,000,000 Ordinary B shares of CHC Cayman.

(5)   In addition to the amounts listed in the table, Mr. Kalman holds 12,500 unvested Restricted Share Units of the Company.

(6)   Mr. Lewis holds (a) 3,841 vested Restricted Share Units (which units are not included in the table because shares will not be issued under the awards until the earlier to occur of June 18, 2017 and the date of a change in control) and (b) 16,351 unvested Restricted Share Units of the Company.

(7)   Messrs. Mogford, Wales, Macaulay and Quake are each employees of First Reserve Management, but each disclaims beneficial ownership of the ordinary shares beneficially owned by First Reserve Management. The address for Messrs. Mogford, Wales, Macaulay and Quake is c/o First Reserve Management, L.P., One Lafayette Place, Greenwich, Connecticut 06830.

(8)   In addition to the amounts listed in the table, Mr. Bartolotta holds (a) 132,040 vested Restricted Share Units of CHC Cayman and (b) 481,928 Ordinary B shares of CHC Cayman.

(9)   In addition to the amounts listed in the table, Ms. Hooper holds (a) 33,010 vested Restricted Share Units of CHC Cayman and (b) 120,482 Ordinary B shares of CHC Cayman.

(10) In addition to the amounts listed in the table, Mr. O’Neill holds (a) 66,020 vested Restricted Share Units of CHC Cayman and (b) 240,964 Ordinary B shares of CHC Cayman.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s shareholders will be “householding” the Company’s proxy materials. A single set of proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or the Company. Direct your written request to Lynn Tyson, Vice President, Investor Relations at 190 Elgin Avenue, George Town, Grand Cayman, KY1-9005, Cayman Islands or contact the same at +1 (914) 485-1150. Shareholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Extraordinary General Meeting of Shareholders. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

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WHERE YOU CAN FIND MORE INFORMATION, INCORPORATION BY REFERENCE

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read any reports, proxy statements or other information that we file with the SEC at the following location of the SEC:

Public Reference Room
100 F Street, N.E. Room 1580
Washington, D.C. 20549

Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at prescribed rates. Our SEC filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.

The SEC allows us to “incorporate by reference” into this Proxy Statement documents we deliver to shareholders along with this Proxy Statement. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement. We incorporate by reference the documents listed below, each of which are being sent to shareholders along with this Proxy Statement:

•   Annual Report on Form 10-K for the year ended April 30, 2014;

•   Annual Report on Form 10-K/A for the year ended April 30, 2014;

•   Quarterly Report on Form 10-Q for the quarter ended July 31, 2014; and

•   each of the Annexes to this Proxy Statement.

You should rely only on the information contained or incorporated by reference into this Proxy Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement or in any of the materials that have been incorporated by reference into this document. This Proxy Statement is dated October 10, 2014. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date. The mailing of this Proxy Statement to shareholders does not create any implication to the contrary.

If you have any questions about the Extraordinary General Meeting of Shareholders after reading this Proxy Statement, or if you would like additional copies of this Proxy Statement or the proxy card, you should contact us as follows:

Corporate Secretary
CHC Group Ltd.
190 Elgin Avenue George Town
Grand Cayman, KY1-9005
Cayman Islands

By Order of the Board of Directors

Russ Hill Corporate Secretary

October 10, 2014

33

Annex A

CHC Group Ltd.
Investment Agreement

Execution Version

INVESTMENT AGREEMENT

dated as of August 21, 2014

by and between

Chc Group Ltd.

 Clayton, Dubilier & Rice Fund Ix, L.p.

and

Clayton, Dubilier & Rice, Llc

i

ii

INVESTMENT AGREEMENT, dated as of August 21, 2014 (this “Agreement”), by and between CHC Group Ltd., a Cayman Islands exempted company (the “Company”), Clayton, Dubilier & Rice Fund IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner, CD&R Associates IX, L.P., a Cayman Islands exempted limited company (the “Purchaser”) and, solely for purposes of Section 1.5(c)(5) and Section 6.1(ii), Clayton, Dubilier and Rice, LLC, a Delaware limited liability company (the “CD&R Manager”).

RECITALS:

WHEREAS, on or prior to the date of this Agreement, and in connection with the transactions contemplated hereby, the board of directors of the Company (the “Board of Directors”) has adopted resolutions designating a series of preferred shares of the Company, of a nominal or par value of $0.0001 per share, as “Convertible Preferred Shares” (the “Preferred Shares”), having the terms set forth in such resolutions, which terms are in the form attached to this Agreement as Exhibit A (the “Authorizing Resolutions”);

WHEREAS, on or prior to the date of this Agreement, and in connection with the transactions contemplated hereby, the Board of Directors has adopted resolutions designating a series of non-voting ordinary shares of the Company, of a nominal or par value of $0.0001 per share, having the terms set forth in the Authorizing Resolutions;

WHEREAS, the Company proposes to issue and sell to the Purchaser (including its assignees pursuant to Section 6.8) Preferred Shares, subject to the terms and conditions set forth in this Agreement;

WHEREAS, subject to the terms and conditions set forth in the Authorizing Resolutions, the Preferred Shares will be convertible into ordinary shares, of a nominal or par value of $0.0001 per share, of the Company (the “Ordinary Shares”);

WHEREAS, on or prior to the date of this Agreement, and in connection with the transactions contemplated hereby, Purchaser, the Company and First Reserve have entered into that certain Pre-Closing Voting Agreement in the form attached hereto as Exhibit B (the “Voting Agreement”);

WHEREAS, substantially concurrently with the closing of the transactions contemplated hereby, the Company and Purchaser intend to enter into a Shareholders’ Agreement, substantially in the form attached hereto as Exhibit C (the “Shareholders’ Agreement”), and a Registration Rights Agreement, in the form attached hereto as Exhibit D (the “Registration Rights Agreement”); and

WHEREAS, capitalized terms used in this Agreement have the meanings set forth in Section 6.9.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

ARTICLE I
Purchase; Closing

Section 1.1  Purchase. On the terms and subject to the conditions herein, the Company agrees to sell and issue to the Purchaser, and the Purchaser agrees to purchase from the Company: (i) a number of Preferred Shares such that, if such Preferred Shares were immediately converted into Ordinary Shares, the total number of voting Ordinary Shares held by the Purchaser would be equal to (x) 19.9% of the total number of voting Ordinary Shares outstanding as of immediately before such issuance of Preferred Shares less (y) the sum of the number of Preferred Shares issuable as a Preferred Dividend (as defined in the Authorizing Resolutions) on each of the first two Preferred Dividend Payment Dates (as defined in the Authorizing Resolutions) to occur following such issuance of Preferred Shares (the “First Closing Shares”), (ii) 500,000 Preferred Shares less the number of First Closing Shares (the “Second Closing Shares”) and (iii) 100,000 Preferred Shares less the number of Preferred Shares issued pursuant to the Permitted Offering, if any (such Preferred Shares, the “Third Closing Shares” and, together with the First Closing Shares and the Second Closing Shares, the “Purchased Shares”), free and clear of any Liens (other than restrictions arising under the Articles, restrictions arising under applicable securities Laws and restrictions set forth in Sections 2.4 and 2.5 of the Shareholders’ Agreement), at a purchase price of $1,000 per Preferred Share.

Section 1.2 First Closing.

(a)    Subject to the satisfaction or waiver of the conditions set forth in Section 1.5(a), (c) and (d), the closing of the purchase and sale by the Purchaser of the First Closing Shares pursuant to this Agreement (the “First Closing”) shall be held at the offices of Debevoise & Plimpton LLP, 919 Third Avenue, New York, New York 10022, at 10:00 a.m. New York time on the third business day after the satisfaction or waiver of the latest to occur of the conditions set forth in Section 1.5(a), (c) and (d) (other than those conditions that by their nature are to be satisfied by actions taken at the First Closing, but subject to their satisfaction) or at such other date, time and place as the Company and the Purchaser agree; provided, that, if the last condition to be satisfied or waived prior to the occurrence of the First Closing (other than conditions that by their nature are to be satisfied by actions taken at the First Closing) is the condition set forth in Section 1.5(a)(2), then the First Closing shall be held on the earlier to occur of (x) one business day after the date on which any applicable waiting periods (including any extension thereof) prescribed by Competition Laws referred to in Section 1.5(a)(2) shall have been required to expire or be terminated and (y) if such expiration or termination occurs on any other date, twelve (12) business days after the date of such expiration or termination (such date, the “First Closing Date”).

(b)    Subject to the satisfaction or waiver at or prior to the First Closing of the applicable conditions to the First Closing in Section 1.5, at the First Closing:

(1)    the Company will deliver to the Purchaser (i) certificates representing the First Closing Shares, (ii) the Shareholders’ Agreement, duly executed by the Company, (iii) the Registration Rights Agreement, duly executed by the Company and (iv) all other documents, instruments and writings required to be delivered by the Company to the Purchaser at or prior to the First Closing pursuant to this Agreement or otherwise required in connection herewith; and

(2)    the Purchaser will deliver or cause to be delivered (i) to a bank account designated by the Company in writing at least two (2) business days prior to the First Closing Date, the First Closing Purchase Price by wire transfer of immediately available funds, (ii) the Shareholders’ Agreement, duly executed by the Purchaser, (iii) the Registration Rights Agreement, duly executed by Purchaser, and (iv) all other documents, instruments and writings required to be delivered by the Purchaser to the Company at or prior to the First Closing pursuant to this Agreement or otherwise required in connection herewith.

(c)     Notwithstanding anything to the contrary herein, if the First Closing has not occurred by October 31, 2014, then the First Closing shall not occur until such time as the Second Closing occurs.

Section 1.3 Second Closing.

(a)    Subject to the satisfaction or waiver of the conditions set forth in this Agreement, the closing of the purchase and sale by the Purchaser of the Second Closing Shares, if any, pursuant to this Agreement (the “Second Closing”) shall be held at the offices of Debevoise & Plimpton LLP, 919 Third Avenue, New York, New York 10022, at 10:00 a.m. New York time on the third business day after the satisfaction or waiver of the latest to occur of the conditions set forth in Section 1.5 (other than those conditions that by their nature are to be satisfied by actions taken at the Second Closing, but subject to their satisfaction or waiver), or at such other date, time and place as the Company and the Purchaser agree. Notwithstanding the foregoing, if at the time the conditions to the First Closing have been satisfied or waived, the conditions to the Second Closing have also been satisfied or waived, the First Closing and the Second Closing shall take place simultaneously; provided, that, if the conditions to the Second Closing set forth in Section 1.5 (other than those conditions that by their nature are to be satisfied by actions taken at the Second Closing, but subject to their satisfaction or waiver) are satisfied or waived prior to October 31, 2014 such that the Second Closing would be required to take place prior to October 31, 2014, at the option of the Company (upon prior written notice delivered to the Purchaser at least twelve business days prior to the date on which the Second Closing would have been required to occur but for this proviso), the Second Closing shall take place on the first business day after October 31, 2014 or at such other date, time and place as the Company and the Purchaser agree.

(b)    Subject to the satisfaction or waiver at or prior to the Second Closing of the applicable conditions to the Second Closing in Section 1.5, at the Second Closing:

(1)    the Company will deliver to the Purchaser (i) certificates representing the Second Closing Shares and (ii) all other documents, instruments and writings required to be delivered by the Company to the Purchaser at or prior to the Second Closing pursuant to this Agreement or otherwise required in connection herewith; and

(2)    the Purchaser will deliver or cause to be delivered (i) to a bank account designated by the Company in writing at least two (2) business days prior to the Second Closing Date, the Second Closing Purchase Price by wire transfer of immediately available funds, and (ii) all other documents, instruments and writings required to be delivered by the Purchaser to the Company at or prior to the Second Closing pursuant to this Agreement or otherwise required in connection herewith.

Section 1.4 Third Closing.

(a)    Subject to the satisfaction or waiver of the conditions set forth in this Agreement, the closing of the purchase and sale by the Purchaser of the Third Closing Shares, if any, pursuant to this Agreement (the “Third Closing”) shall be held at the offices of Debevoise & Plimpton LLP, 919 Third Avenue, New York, New York 10022, at 10:00 a.m. New York time on the later of (i) the third business day after the satisfaction or waiver of the latest to occur of the conditions set forth in Section 1.5 (other than those conditions that by their nature are to be satisfied by actions taken at the Third Closing, but subject to their satisfaction or waiver) and (ii) the twelfth business day after which the Company provides notice to the Purchaser of the number of the Third Closing Shares (but subject to the consummation of the Permitted Offering or the expiration of the period in which the Permitted Offering may be consummated in accordance with the definition thereof (as applicable), or at such other date, time and place as the Company and the Purchaser agree) (such date, the “Third Closing Date” and, together with the First Closing Date and the Second Closing date, the “Closing Dates”). Notwithstanding the foregoing, if at the time the conditions to the First Closing and the Second Closing have been satisfied or waived, the conditions to the Third Closing have also been satisfied or waived, the First Closing, the Second Closing and the Third Closing shall take place simultaneously; provided, that, if the conditions to the Third Closing set forth in Section 1.5 (other than those conditions that by their nature are to be satisfied by actions taken at the Third Closing, but subject to their satisfaction or waiver) are satisfied or waived prior to October 31, 2014 such that the Third Closing would be required to take place prior to October 31, 2014, at the option of the Company (upon prior written notice delivered to the Purchaser at least twelve business days prior to the date on which the Third Closing would have been required to occur but for this proviso), the Third Closing shall take place on the first business day after October 31, 2014 or at such other date, time and place as the Company and the Purchaser agree.

(b)    Subject to the satisfaction or waiver at or prior to the Third Closing of the applicable conditions to the Second Closing in Section 1.5, at the Second Closing:

(1)    the Company will deliver to the Purchaser (i) certificates representing the Third Closing Shares and (ii) all other documents, instruments and writings required to be delivered by the Company to the Purchaser at or prior to the Third Closing pursuant to this Agreement or otherwise required in connection herewith; and

(2)    the Purchaser will deliver or cause to be delivered (i) to a bank account designated by the Company in writing at least two (2) business days prior to the Third Closing Date, the Third Closing Purchase Price by wire transfer of immediately available funds, and (ii) all other documents, instruments and writings required to be delivered by the Purchaser to the Company at or prior to the Third Closing pursuant to this Agreement or otherwise required in connection herewith.

Section 1.5 Closing Conditions.

(a)    The obligation of the Purchaser, on the one hand, and the Company, on the other hand, to effect each of the First Closing, the Second Closing and the Third Closing (together, the “Closings”) is subject to the satisfaction or written waiver by the Purchaser and the Company prior to such Closing of the following conditions:

(1)    no temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any Governmental Entity, and no Law shall be in effect restraining, enjoining, making illegal or otherwise prohibiting the consummation of the transactions contemplated by this Agreement;

(2)    all applicable waiting periods (and any extension thereof) prescribed by Competition Laws in the jurisdictions set forth in Section 1.5(a)(2) of the Disclosure Schedules, shall have expired or shall have been terminated; and

(b)    The obligation of the Purchaser, on the one hand, and the Company, on the other hand, to effect each of the Second Closing and the Third Closing is subject to the satisfaction or written waiver by the Purchaser and the Company prior to such Closing of the following conditions:

(1)    the Company shall have received the Requisite Shareholder Approval prior to the Second Closing Date; and

(2)    the First Closing shall have occurred prior to or simultaneously with the Second Closing.

(c)     The obligation of the Purchaser to effect each Closing is also subject to the satisfaction or written waiver by the Purchaser at or prior to such Closing, as applicable, of the following conditions:

(1)    (i) the representations and warranties of the Company set forth in Article II hereof (other than the Company Fundamental Representations) shall be true and correct (disregarding all qualifications or limitations as to materiality or Company Material Adverse Effect) as of the date of this Agreement and as of the applicable Closing Date as though made on and as of such date (except to the extent that any such representation or warranty speaks to an earlier date, in which case such representation or warranty shall so be true and correct as of such earlier date), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, have a Company Material Adverse Effect, (ii) the representations and warranties of the Company set forth in Section 2.2(b) shall be true and correct in all material respects and (iii) the representations and warranties of the Company set forth in the first and third sentences of Section 2.1(a), Section 2.2(a), Section 2.2(c), Section 2.3(a), and Section 2.4(b) (together with Section 2.2(b), the “Company Fundamental Representations”) shall be true and correct in all but de minimis respects as of the date of this Agreement and as of the applicable Closing Date as though made on and as of such date (except to the extent that any such representation or warranty speaks to an earlier date, in which case such representation or warranty shall so be true and correct as of such earlier date);

(2)    the Company shall have performed in all material respects all obligations required to be performed by it pursuant to this Agreement (other than any obligations set forth in Section 4.7(d)(4)) prior to the applicable Closing;

(3)    at or prior to the applicable Closing, the Purchaser shall have received a certificate signed on behalf of the Company by a duly authorized senior executive officer of the Company certifying to the effect that the conditions set forth in Section 1.5(c)(1), (2) and (13) have been satisfied as of the applicable Closing;

(4)    at or prior to the First Closing, First Reserve and the Company shall have entered into the Amended and Restated First Reserve Registration Rights Agreement and the Amendment to the First Reserve Shareholders’ Agreement;

(5)    substantially contemporaneous with the First Closing, (i) the Company shall have reimbursed the Purchaser for the Purchaser Transaction Expenses incurred on or prior to the First Closing Date up to a maximum amount of $5,000,000 in the aggregate and (ii) the Company shall have paid a closing fee equal to $1,800,000 to the CD&R Manager by wire transfer of immediately available funds to an account or accounts designated by the CD&R Manager in writing no later than two (2) business days prior to the First Closing Date;

(6)    substantially contemporaneous with the Second Closing, (i) the Company shall have reimbursed the Purchaser for the Purchaser Transaction Expenses incurred on or prior to the Second Closing Date up to a maximum amount of $5,000,000 in the aggregate (less the amount of Purchaser Transaction Expenses reimbursed substantially contemporaneous with the First Closing) and (ii) the Company shall have paid a closing fee equal to $5,700,000 to the CD&R Manager by wire transfer of immediately available funds to an account or accounts designated by the CD&R Manager in writing no later than two (2) business days prior to the Second Closing Date;

(7)    substantially contemporaneous with the Third Closing, the Company shall have reimbursed the Purchaser for the Purchaser Transaction Expenses incurred on or prior to the Third Closing Date, up to a maximum amount of $5,000,000 in the aggregate (less the amount of Purchaser Transaction Expenses reimbursed substantially contemporaneous with the First Closing and the Second Closing), by wire transfer of immediately available funds to an account or accounts designated by the Purchaser in writing no later than two (2) business days prior to the Third Closing Date;

(8)    either (i) the Company and each applicable Company Group Member shall have completed each of the items set forth under either Alternative A or Alternative B (at the election and sole discretion of the Company) on Section 1.5(c)(8) of the Disclosure Schedules in all material respects and shall have furnished to the Purchaser either (1) documentary evidence thereof or (2) a certificate of the Vice President for Taxes of the Company to the effect that all such items have been completed in all material respects or (ii) the Company shall have satisfied Alternative C set forth on Section 1.5(c)(8) of the Disclosure Schedules, provided, that the Company shall not elect Alternative C if so doing would reasonably be expected to have material and adverse consequences for the Company. The failure to complete fully any item in the applicable alternative shall be per se inconsistent with a completion in all “material” respects if such failure would or would likely result in any Company Group Member’s being classified as a PFIC, as reasonably determined by the Purchaser;

(9)    the Company shall have obtained the written consents and/or waivers set forth in Section 1.5(c)(9) of the Disclosure Schedules at or prior to the First Closing Date;

(10)  any Ordinary Shares that would be issued upon conversion of the Preferred Shares on the 15th anniversary of the Second Closing assuming all amounts calculated to be payable as Preferred Dividends (as defined in the Authorizing Resolutions) are capitalized by applying such amounts to Capitalisation Issues (as defined in the Authorizing Resolutions) in accordance with the Authorizing Resolutions and conversion of the Preferred Shares at the Initial Conversion Price (as defined in the Authorizing Resolutions) shall have been authorized for listing on the NYSE, subject to official notice of issuance;

(11)  at or prior to the First Closing Date, the Company shall have delivered to the Purchaser a duly executed resignation letter of one member of the Board of Directors designated by First Reserve or, in the case of death or other earlier vacancy, other evidence of such vacancy on the Board of Directors;

(12)  (A) at or prior to the First Closing, the Board of Directors shall have taken all actions necessary to cause to be elected to the Board of Directors, effective immediately upon the First Closing, two individuals designated by the Purchaser in writing at least three (3) business days prior to the First Closing Date, and the Board of Directors shall have appointed individuals to serve on the committees of the Board of Directors in accordance with the Shareholders’ Agreement, and (B) at or prior to the Second Closing, the Board of Directors shall have taken all actions necessary, to cause to be elected to the Board of Directors, effective immediately upon the Second Closing, two additional individuals designated by the Purchaser in writing at least three (3) business days prior to the Second Closing Date, and the Board of Directors shall have appointed individuals to serve on the committees of the Board of Directors in accordance with the Shareholders’ Agreement; and

(13)  since April 30, 2014, there shall not have occurred any Company Material Adverse Effect.

(d)    The obligation of the Company to effect each Closing is also subject to the satisfaction or written waiver by the Company prior to such Closing, as applicable, of the following conditions:

(1)    (i) the representations and warranties of the Purchaser set forth in Article III hereof (other than the Purchaser Fundamental Representations) shall be true and correct (disregarding all qualifications or limitations as to materiality) as of the date of this Agreement and as of the applicable Closing Date as though made on and as of such date (except to the extent that any such representation or warranty speaks of an earlier date, in which case such representation or warranty shall so be true and correct as of such date), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement or the ability of the Purchaser to fully perform its covenants and obligations under this Agreement and (ii) the representations and warranties of the Company set forth in Section 3.1 and Section 3.2(a) (the “Purchaser Fundamental Representations”) shall be true and correct in all but de minimis respects as of the date of this Agreement and as of the applicable Closing Date as though made on and as of such date;

(2)    the Purchaser shall have performed in all material respects all obligations required to be performed by it pursuant to this Agreement prior to the applicable Closing; and

(3)    at or prior to the applicable Closing, the Company shall have received a certificate signed on behalf of the Purchaser by a duly authorized officer of Purchaser certifying to the effect that the conditions set forth in Section 1.5(d)(1) and (2) have been satisfied as of the applicable Closing.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the SEC Documents publicly available before the date of this Agreement or in a correspondingly identified schedule attached hereto (such schedules, collectively, the “Disclosure Schedules”), the Company represents and warrants to the Purchaser, as of the date of this Agreement and as of each Closing Date (except to the extent made only as of a specified date, in which case as of such date) that:

Section 2.1 Organization and Authority.

(a)    The Company is a Cayman Islands exempted company duly incorporated with limited liability and validly existing under the laws of the Cayman Islands, has all requisite corporate power and authority to own its properties and conduct its business as presently conducted. The Company is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and where failure to be so qualified would, individually or in the aggregate, have a Company Material Adverse Effect. True and accurate copies of the memorandum of association of the Company (the “Memorandum”) and the articles of association of the Company (the “Articles”), each as in effect as of the date of this Agreement, have been made available to the Purchaser prior to the date of this Agreement. The memorandum of association, certification of incorporation, charter, articles of association, bylaws or other governing instruments of each material Company Subsidiary that is not directly or indirectly wholly owned by the Company, each as in effect as of the date of this Agreement, have been made available to the Purchaser prior to the date of this Agreement.

(b)    Each material Company Subsidiary is duly organized (or incorporated) and validly existing under the laws of its jurisdiction of organization (or incorporation), has all requisite corporate or other applicable entity power and authority to own its properties and conduct its business as presently conducted, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and where failure to be so qualified would, individually or in the aggregate, have a Company Material Adverse Effect. As used herein, “Subsidiary” means, with respect to any person, any corporation, partnership, joint venture, limited liability company or other entity (i) of which such person or a Subsidiary of such person is a general partner or (ii) of which a majority of the voting securities or other voting interests, or a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or persons performing similar functions with respect to such entity, that is directly or indirectly owned by such person and/or one or more subsidiaries thereof; and “Company Subsidiary”, “Subsidiary of the Company” and any other similar reference herein means any Subsidiary of the Company or any other entity that is deemed to be a variable interest entity in accordance with GAAP in which the Company owns an equity interest or is otherwise listed in Section 2.2(b) of the Disclosure Schedules.

Section 2.2 Capitalization.

(a)    The authorized shares of the Company consists of 1,500,000,000 Ordinary Shares, of a nominal or par value of $0.0001 per share, and 500,000,000 preferred shares, of a nominal or par value of $0.0001 (the “Authorized Preferred Shares”). As of the close of business on July 31, 2014 (the “Capitalization Date”), there were 81,342,413 Ordinary Shares issued, including 806,198 restricted Ordinary Shares, 744,501 of which were then unvested. As of the date of this Agreement, there are no Authorized Preferred Shares issued. As of the close of business on the Capitalization Date, there were (i) outstanding share options granted pursuant to the Omnibus Incentive Plan (“Company Share Options”), which may be exercised for an aggregate of 2,540,189 Ordinary Shares all of which were then unvested, (ii) outstanding restricted share units granted pursuant to the Omnibus Incentive Plan (the “Company RSUs”), which may be settled for an aggregate of 1,405,464 Ordinary Shares all of which were then unvested, (iii) no Ordinary Shares were held by the Company in its treasury and (iv) 2,731,418 Ordinary Shares were available for future awards under the Omnibus Incentive Plan. All of the issued Ordinary Shares have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. All of the Ordinary Shares issuable pursuant to the Omnibus Incentive Plan will upon issuance have been duly authorized and validly issued and fully paid, nonassessable and free of preemptive rights. From the Capitalization Date through and as of the date of this Agreement, no other Ordinary Shares or Authorized Preferred Shares have been issued other than Ordinary Shares issued in respect of the exercise of Company Share Options or Company RSUs in the ordinary course of business. The Company does not have outstanding shareholder purchase rights or “poison pill” or any similar arrangement in effect.

(b)    Except for ownership of less than 5% of the equity interests in any publicly traded person, Section 2.2(b) of the Disclosure Schedules sets forth as of the date of this Agreement (i) the name and jurisdiction of organization (or incorporation) of each person in which the Company directly or indirectly owns an equity interest and that is not directly or indirectly wholly owned by the Company and (ii) the ownership of each such non-wholly owned person. All of the issued and outstanding shares of capital stock or other equity interests of each material Company Subsidiary (x) have been duly authorized, are validly issued and are fully paid, non-assessable and free of preemptive rights and (y) if not directly or indirectly wholly owned by the Company, are owned by the owners thereof as set out in Section 2.2(b) of the Disclosure Schedules free and clear of any Liens. Except as set forth on Section 2.2(b) of the Disclosure Schedules or in the memorandum of association, certification of incorporation, charter, articles of association, bylaws or other governing instruments of any Company Subsidiary disclosed in the Data Room, no material Company Subsidiary has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock, any other equity security or any Voting Debt (as defined below) of each such Company Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock, any other equity security or Voting Debt of each Company Subsidiary.

(c)     No bonds, debentures, notes or other Indebtedness having the right to vote (or convertible into or exchangeable for, securities having the right to vote) on any matters on which the shareholders of the Company may vote (“Voting Debt”) are issued and outstanding. Except (i) pursuant to any cashless exercise provisions of any Company Share Options or pursuant to the surrender of shares to the Company or the withholding of shares by the Company to cover tax withholding obligations under Company Share Options or Company RSUs, and (ii) as set forth in Section 2.2(a), the Company does not have and is not bound by any outstanding options, preemptive rights, rights of first offer, warrants, calls, commitments or other rights or agreements calling for the purchase or issuance of, or securities or rights convertible into, or exchangeable for, any Ordinary Shares or any other equity securities of the Company or Voting Debt or any securities representing the right to purchase or otherwise receive any shares of the Company (including any rights plan or agreement).

Section 2.3 Authorization.

(a)    The Company has the corporate power and authority to enter into this Agreement and the other Transaction Documents and to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors. The Authorizing Resolutions have been duly authorized by the Board of Directors. This Agreement has been, and (as of the First Closing) the other Transaction Documents will be, duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchaser, this Agreement is, and (as of the First Closing) each of the other Transaction Documents will be, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles). No other corporate proceedings are necessary for the execution and delivery by the Company of this Agreement or the other Transaction Documents, and no other corporate proceedings (except the Requisite Shareholder Approval) are necessary for the performance by the Company of its obligations hereunder or thereunder or the consummation by it of the transactions contemplated hereby or thereby.

(b)    Neither the execution and delivery by the Company of this Agreement or the other Transaction Documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance by the Company with any of the provisions hereof or thereof (including the conversion and other provisions relating to the Preferred Shares), will (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any Lien upon any of the material properties or assets of any Company Group Member under any of the terms, conditions or provisions of (i) the Memorandum, the Articles or the memorandum of association, certificate of incorporation, charter, articles of association, bylaws or other governing instruments of any Company Subsidiary or (ii) any note, bond, mortgage, indenture, deed of trust, license, insurance policy, lease, agreement or other instrument or obligation to which any Company Group Member is a party or by which it may be bound, or to which any Company Group Member or any of the properties or assets of any Company Group Member may be subject, or (B) violate any Law, Permit, judgment, ruling, order, writ, injunction or decree applicable to any Company Group Member or any of its respective properties or assets, or result in the revocation, termination or suspension of any such Permit, except in the case of clauses (A)(ii) and (B) for such violations, conflicts and breaches as would not, individually or in the aggregate, have a Company Material Adverse Effect.

(c)     Other than the securities or blue sky laws of the various states with respect to the Requisite Shareholder Approval and approval or expiration of applicable waiting periods under Competition Laws, no notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of any Governmental Entity, nor expiration or termination of any statutory waiting period, is necessary for the consummation by the Company of the transactions contemplated by this Agreement or the other Transaction Documents except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 2.4 Sale and Status of Securities.

(a)    Subject to the accuracy of the representations made by the Purchaser in Section 3.3, the offer, sale and issuance of the Preferred Shares (i) have been and will be made in compliance with applicable exemptions from the registration and prospectus delivery requirements of the Securities Act and (ii) will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable material blue sky laws.

(b)    The issuance of the Preferred Shares to be issued pursuant to this Agreement, and the issuance of the Ordinary Shares (including, if applicable, any non-voting Ordinary Shares pursuant to the Authorizing Resolutions) to be issued upon conversion of the Preferred Shares, have been duly authorized by all necessary corporate action. When issued and sold against receipt of the consideration therefor as provided in this Agreement or the Authorizing Resolutions, the Preferred Shares will be validly issued, fully paid and non-assessable, will not be subject to preemptive rights of any other shareholder of the Company, and will effectively vest in the Purchaser good title to the Preferred Shares, free and clear of all Liens (other than restrictions arising under applicable securities Laws or under the Shareholders’ Agreement). Upon any conversion of any Preferred Shares into Ordinary Shares (including, if applicable, any non-voting Ordinary Shares pursuant to the Authorizing Resolutions) pursuant to the Authorizing Resolutions, the Ordinary Shares (including, if applicable, any non-voting Ordinary Shares pursuant to the Authorizing Resolutions) issued upon such conversion will be validly issued, fully paid and non-assessable, and will not be subject to preemptive rights of any other stockholder of the Company, and will effectively vest in the Purchaser good title to all such securities, free and clear of all Liens (other than restrictions arising under the Articles, applicable securities Laws or the Shareholders’ Agreement). The respective rights, preferences, privileges, and restrictions of the Preferred Shares and the Ordinary Shares are as stated in the Articles, Memorandum and Authorizing Resolutions. The Ordinary Shares to be issued upon any conversion of Preferred Shares into Ordinary Shares have been duly reserved for such issuance.

Section 2.5 SEC Documents; Financial Statements.

(a)    The Company has filed all required reports, proxy statements, forms, and other documents with the Securities and Exchange Commission (the “SEC”) since January 16, 2014 (collectively, the “SEC Documents”). Each of the SEC Documents, as of its respective date, complied in all material respects with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and, except to the extent that information contained in any SEC Document has been revised or superseded by a later filed SEC Document filed and publicly available prior to the date of this Agreement, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)    The Company (i) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) that are reasonably designed to ensure that material information relating to the Company Group is made known to the individuals responsible for the preparation of the Company’s filings with the SEC and (ii) has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s outside auditors and the Board of Director’s audit committee (A) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. As of the date of this Agreement, to the Knowledge of the Company, there is no reason that its outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due.

(c)     The financial statements of the Company and its consolidated subsidiaries included in the SEC Documents (i) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, in each case as of the date such SEC Document was filed, and (ii) have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis during the periods involved (except as may be indicated in such financial statements or the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows of the Company and its consolidated subsidiaries for the periods then ended (subject, in the case of unaudited statements, to the absence of footnote disclosures and normal audit adjustments, which are not, individually or in aggregate, to the Knowledge of the Company, expected to be material).

Section 2.6 Undisclosed Liabilities. Except for (i) those liabilities that are reflected or reserved for in the consolidated financial statements of the Company included in its Annual Report on Form 10-K for the fiscal year ended April 30, 2014, (ii) liabilities incurred since April 30, 2014 in the ordinary course of business consistent with past practice, (iii) liabilities incurred pursuant to the transactions contemplated by this Agreement and the Transaction Documents, (iv) liabilities or obligations discharged or paid in full prior to the applicable Closing in the ordinary course of business consistent with past practice and (v) liabilities that would not, individually or in the aggregate, have a Company Material Adverse Effect, to the Knowledge of the Company, the Company Group does not have any liabilities or obligations of any nature whatsoever (whether accrued, absolute, contingent or otherwise).

Section 2.7 Brokers and Finders. Except for Morgan Stanley & Co. LLC and Evercore Group, L.L.C., the fees and expenses of which will be paid by the Company, no Company Group Member and none of their respective officers, directors, employees or agents has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Company in connection with this Agreement or the transactions contemplated hereby.

Section 2.8 Litigation. There is no action, suit, proceeding or investigation pending or, to the Knowledge of the Company, threatened in writing (including “cease and desist” letters) against, nor any outstanding judgment, order, writ or decree against, any Company Group Member or any of its respective assets before or by any Governmental Entity that (i) in the case of any such action, suit, proceeding or investigation pending, or to the Knowledge of the Company, threatened in writing as of the date of this Agreement and any such judgment, order, writ or decree outstanding as of the date of this Agreement, if adversely determined, would individually or in the aggregate, reasonably be expected to be material to the Company Group, taken as a whole, (ii) in the case of any such action, suit, proceeding or investigation pending or, to the Knowledge of the Company, threatened in writing arising after the date of this Agreement and any such judgment, order, writ or decree arising after the date of this Agreement, is reasonably likely to be adversely determined, and, if adversely determined, would individually or in the aggregate, reasonably be expected to be material to the Company Group, taken as a whole or (iii) arises out of or in connection with any Aircraft Incident. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Group, taken as a whole, no Company Group Member is in default with respect to any judgment, order or decree of any Governmental Entity.

Section 2.9 Taxes.

(a)    Except as would not, individually or in the aggregate, have a Company Material Adverse Effect:

(1)    Each Company Group Member has duly and timely filed (taking into account applicable extensions) all Tax Returns required to have been filed, such Tax Returns were accurate in all material respects, and all Taxes due and payable by the Company Group (whether or not shown on any Tax Return) have been timely paid, except for Taxes which are being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

(2)    All Taxes required to be withheld, collected or deposited by or with respect to each Company Group Member have been timely withheld, collected or deposited as the case may be and, to the extent required, have been paid to the relevant taxing authority except with respect to matters for which adequate reserves have been established in accordance with GAAP; and

(3)    There are no liens or encumbrances for Taxes upon the assets of any Company Group Member except for statutory liens for current Taxes not yet due or liens for Taxes that are being contested in good faith and by appropriate proceedings and in respect of which adequate reserves have been established in accordance with GAAP.

(b)    No unresolved material deficiencies for any Tax Returns referred to in Section 2.9(a)(1) have been proposed or assessed against or with respect to any Company Group Member (and there is no outstanding audit, assessment, dispute or claim concerning any material Tax liability of any Company Group Member pending or raised) in each case by any taxing authority in writing to any Company Group Member, except with respect to matters for which adequate reserves have been established in accordance with GAAP.

(c)     No Company Group Member has engaged in, or has any material liability or material obligation with respect to, any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(c).

(d)    The Company has not been a “distributing corporation” or a “controlled corporation” in any distribution occurring during the last two years intended to qualify under Section 355 of the Code.

(e)     The facts with respect to each Company Group Member set forth on Appendix B and within each of the documents listed on Appendix C are true and correct in all material respects as of the date hereof and will be true and correct in all material respects on the First Closing (as adjusted to take into account ordinary course transactions taking place after the date hereof and the transactions contemplated under this Agreement). Appendix B lists all of the leases pursuant to which a member of the Barbados Group is a lessee that are Passive Assets and does not include any leases that are not Passive Assets.

(f)     Neither Schreiner Airways Panama Operating SA, Schreiner Airways Panama SA, Heli-One Australia Pty Limited, Heli-One American Leasing Inc., nor OSCO & Chi Arabia Ltd holds any material assets or produces any material income and the capital stock of none of such companies has any material value as of the date hereof or will at the First Closing. CHC Chad SA has been liquidated before the date hereof and no longer exists as an entity for U.S. federal income tax purposes.

Notwithstanding the foregoing, the representations and warranties shall not be deemed to address any loss or credit carryforwards of any Company Group Member to any taxable period (or portion thereof) that begins after the applicable Closing. Other than the representations and warranties set forth in Section 2.5, Section 2.15, Section 2.17 and Section 2.19, the representations and warranties set forth in this Section 2.9 contain the exclusive representations and warranties with respect to Taxes and Tax matters.

Section 2.10 Permits and Licenses. The Company Group Members possess all material certificates, authorizations, approvals, licenses and permits issued by each Governmental Entity necessary to conduct their respective businesses as currently conducted (the “Permits”), including all licenses, certificates of authority, permits or other authorizations that are required from any Governmental Entity in connection with the operation, ownership, leasing or chartering of the Aircraft and the provision of aircraft maintenance services, except where the failure to possess any such Permits, individually or in aggregate, would not have a Company Material Adverse Effect and (i) with respect to Permits owned, held, registered by or issued to any Company Group Member, no Company Group Member is in default under, or the subject of a proceeding for suspension, revocation or cancellation of, any of the Permits, and (ii) with respect to Permits owned, held, registered by or issued to any employee or agent of the Company Group or any other person acting for or on behalf of any Company Group Member, to the Knowledge of the Company, no such person is in default under, or the subject of a proceeding for suspension, revocation or cancellation of, any of the Permits, in each case provided in clauses (i) and (ii), except where the failure to possess any such Permits, individually or in the aggregate, would not have a Company Material Adverse Effect.

Section 2.11 Environmental Matters. Except as would not have a Company Material Adverse Effect, each Company Group Member is, and for the past two (2) years has been, in compliance in all material respects with all applicable Environmental Laws. No Company Group Member has released Materials of Environmental Concern in a manner that would reasonably be expected to result in a Company Material Adverse Effect, and Materials of Environmental Concern are not present at, under, in or affecting any Property currently or, to the Knowledge of the Company, formerly owned, leased or used by any Company Group Member, that would reasonably be expected to result in a Company Material Adverse Effect.

Section 2.12 Title. Each Company Group Member (i) has good and marketable title to its Property that is owned real property, (ii) has valid leases to its Property that is leased real property and (iii) good and valid title to or a valid leasehold interest in all of its other Property, other than negligible assets not material to the operations of any Company Group Member, in each case, except as would not, individually or in the aggregate, have a Company Material Adverse Effect.

Section 2.13 Aircraft Owned and Leased. Section 2.13 of the Disclosure Schedules lists each aircraft owned or leased by any Company Group Member as of August 18, 2014. As of August 18, 2014, each such Aircraft is either (i) solely legally and beneficially owned by a Company Group Member, (ii) beneficially owned by a Company Group Member, and legal title to such Aircraft is held by a trustee, or (iii) subject to a right to possess by a Company Group Member under an Aircraft Lease. As of August 18, 2014, each such Aircraft and the interest of any Company Group Member under any Aircraft Lease relating to any Aircraft is free and clear of all Liens, other than any “Permitted Liens” (or any other phrase with substantially similar meaning) under the terms of the relevant Aircraft Lease or pursuant to the terms of Contracts for Indebtedness which have been made available to the Purchaser prior to the date of this Agreement, except as would not, individually or in the aggregate, result in a Company Material Adverse Effect.

Section 2.14 Intellectual Property.

(a)    Except as would not, individually or in the aggregate, have a Company Material Adverse Effect:

(1)    the Company Group exclusively owns, free and clear of all Liens (other than licenses of Intellectual Property and any restriction or covenant associated with any license of Intellectual Property), all (i) Intellectual Property for which registrations and applications have been filed in their names that are not expired or abandoned, which registrations are subsisting and unexpired, and valid and enforceable, and (ii) of the other proprietary Intellectual Property used in the conduct of the business of the Company Group that is not used pursuant to a license; provided, however, the foregoing representations in Section 2.14(a)(1)-(3) are subject to the Knowledge of the Company with respect to patents owned by third parties under which a license may be needed to practice any such Intellectual Property;

(2)    the Company Group owns or has a valid right to use all Intellectual Property necessary and sufficient to conduct the business of the Company Group;

(3)    the conduct of the business of the Company Group does not infringe, dilute, misappropriate or otherwise violate the Intellectual Property of any third party, and, to the Knowledge of the Company, no person is infringing, diluting, misappropriating or otherwise violating any Intellectual Property owned by any Company Group Member; and

(4)    the Company Group takes reasonable actions to protect (i) the trade secrets and confidential information owned by any Company Group Member, including by taking commercially reasonable steps to cause each employee of the Company Group to comply with a policy of maintaining the confidentiality of any trade secret and confidential information, and (ii) the security and operation of their software, websites and systems (and the data therein), and, to the Knowledge of the Company, there have been no breaches or outages of the Company Group’s software, websites and systems (and the data therein).

Section 2.15 Employee Benefits/Labor.

(a)    Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) each Plan (other than any plan to which any Company Group Member contributes (or has an obligation to contribute) pursuant to applicable Law and that is sponsored or maintained by a Governmental Entity) complies with, and has been operated and administered in compliance with its terms and all applicable Laws (including, without limitation, ERISA and the Code and similar provisions of non-U.S. Law), (ii) with respect to any Plan (other than any plan to which any Company Group Member contributes (or has an obligation to contribute) pursuant to applicable Law and that is sponsored or maintained by a Governmental Entity), no actions, Liens, lawsuits, claims or complaints (other than routine claims for benefits, appeals of such claims and domestic relations order proceedings) are pending or, to the Knowledge of the Company, threatened, and, to the Knowledge of the Company, no facts or circumstances exist that would reasonably be expected to give rise to any such actions, Liens, lawsuits, claims or complaints, (iii) to the Knowledge of the Company, (x) none of the Plans (other than any plan to which any Company Group Member contributes (or has an obligation to contribute) pursuant to applicable Law and that is sponsored or maintained by a Governmental Entity) are presently under audit or examination, nor is a potential audit or examination reasonably anticipated, by the IRS, the Department of Labor or any other Governmental Entity and (y) to the Knowledge of the Company, no event has occurred with respect to a Plan which would reasonably be expected to result in a liability of any Company Group Member to any Governmental Entity, (iv) all contributions and premiums required to have been paid by any Company Group Member to any Plan or Multiemployer Plan under the terms of any such plan or its related trust, insurance contract or other funding arrangement, or pursuant to any applicable Law (including ERISA and the Code and similar provisions of non-U.S. Law) or collective bargaining or similar agreements have been paid within the time prescribed by any such plan, agreement or applicable Law and (v) no Plan provides for reimbursement or gross-up of any excise tax under Section 409A or Section 4999 of the Code.

(b)    Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, each Plan (other than any plan to which any Company Group Member contributes (or has an obligation to contribute) pursuant to applicable Law and that is sponsored or maintained by a Governmental Entity) that is an underfunded pension plan or other retirement or termination plan, whether or not subject to minimum funding standards under applicable Law, satisfies such standards, as applicable, no waiver of such funding has been sought or obtained, and no Governmental Entity has issued, or, to the Knowledge of the Company, would reasonably be expected to issue, any contribution notices or financial support directions in respect of such a Plan. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, to the Knowledge of the Company, no Company Group Member has incurred any unsatisfied liability (including withdrawal liability) in respect of any Multiemployer Plan. Except as would not, individually and in the aggregate have a Company Material Adverse Effect, no liability under Title IV or Sections 302, 303 or 304 of ERISA or Sections 412, 430 or 431 of the Code or similar provisions of non-U.S. Law has been incurred by any Company Group Member, and no condition exists that would reasonably be expected to present a risk to any Company Group Member of incurring any such liability, including as a consequence of being considered a single employer with any other person under Section 414 of the Code or Title IV of ERISA or a similar provision of non-U.S. Law.

(c)     Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, neither the execution of, nor the completion of the transactions contemplated by, this Agreement (whether alone or in connection with any other event(s)), will result in (i) severance pay or an increase in severance pay upon termination after the applicable Closing to any current or former employee of any Company Group Member, (ii) any payment or benefit becoming due, or increase in the amount of any payment or benefit due, to any current or former employee, director or independent contractor of any Company Group Member or (iii) acceleration of the time of payment or vesting or result in funding of compensation or benefits to any current or former employee, director or independent contractor of any Company Group Member.

(d)    Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (x) no labor strike, slowdown, work stoppage, picketing, dispute, lockout, concerted refusal to work overtime or other labor controversy is in effect or, to the Knowledge of the Company, threatened with respect to employees of any Company Group Member, and no Company Group Member has experienced any such labor controversy within the past two years, and (y) no action, complaint, charge, inquiry, proceeding or investigation by or on behalf of any current or former employee, labor organization (including any union or works council) or other representative of the employees of any Company Group Member (including persons employed jointly by such entities with any other staffing or other similar entity) is pending or, to the Knowledge of the Company, threatened.

Section 2.16 Registration Rights. Except as provided in the Registration Rights Agreement, the First Reserve Registration Rights Agreement or the Amended and Restated First Reserve Registration Rights Agreement, the Company has not granted or agreed to grant, and is not under any obligation to provide, any rights to register under the Securities Act any of its presently outstanding equity securities or any of its equity securities that may be issued subsequently.

Section 2.17 Compliance with Laws. The Company Group is, and since May 1, 2012 has been, in compliance in all material respects with all applicable Laws that are material to the business and operations of the Company Group, taken as a whole.  No Company Group Member is, to the Knowledge of the Company, being investigated with respect to any applicable Law, except as would not, individually or in the aggregate, have a Company Material Adverse Effect.

Section 2.18 Absence of Changes. Since April 30, 2014, no Company Group Member has taken any action, or failed to take any action, that, if such action or failure to take action occurred between the date of this Agreement and the Second Closing Date, would require the prior written consent of Purchaser pursuant to Section 4.5.

Section 2.19 Anti-Corruption.

(a)    Each Company Group Member and each of its respective officers, directors, employees, agents, distributors and other persons acting for or on behalf of any Company Group Member (collectively, the “Relevant Persons”) have not directly or indirectly violated or taken any act in furtherance of violating any provision of the U.S. Foreign Corrupt Practices Act of 1977 (as amended), the U.K. Bribery Act 2010 or any other anti-corruption or anti-bribery Laws applicable to any Company Group Member (collectively, the “Anti-Corruption Laws”), except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b)    To the Knowledge of the Company, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Relevant Persons have not directly or indirectly taken any act in furtherance of any payment, gift, bribe, rebate, loan, payoff, kickback or any other transfer of value, or offer, promise or authorization thereof, to any person, including any Government Official, for the purpose of: (i) improperly influencing or inducing such person to do or omit to do any act or to make any decision in an official capacity or in violation of a lawful duty; (ii) inducing such person to influence improperly his or her or its employer, public or private, or any Governmental Entity, to affect an act or decision of such employer or Governmental Entity, including to assist any person in obtaining or retaining business; or (iii) securing any improper advantage.

(c)     To the Knowledge of the Company, there is no dispute, allegation, request for information, notice of potential liability, or any other action regarding any actual or possible violation by any Company Group Member of any Anti-Corruption Law pending or, to the Knowledge of the Company, threatened against any Company Group Member that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(d)    To the Knowledge of the Company, none of the Relevant Persons is a Government Official or consultant to any Government Official, and there is no existing family relationship between any officer, director, employee, agent, distributor or other person acting for or on behalf of any Company Group Member and any Government Official.

(e)     To the Knowledge of the Company, the Relevant Persons have not directly or indirectly: (i) circumvented the internal accounting controls of any Company Group Member; (ii) falsified any of the books, records or accounts of any Company Group Member; or (iii) made false or misleading statements to, or attempted to coerce or fraudulently influence, an accountant in connection with any audit, review or examination of the financial statements of any Company Group Member in a manner that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 2.20 Trade Controls.

(a)    To the Knowledge of the Company, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Relevant Persons have not in the course of their actions for, or on behalf of, any Company Group Member engaged directly or indirectly in transactions: (i) connected with any of North Korea, Cuba, Iran, Syria, Myanmar or Sudan; or (ii) connected with any government, country or other entity or person that is the target of U.S. economic sanctions administered by the U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) or by Her Majesty’s Treasury in the U.K., or the target of any applicable U.N., E.U. or other international sanctions regime, including any transactions with specially designated nationals or blocked persons designated by OFAC or with persons on any U.N., E.U. or U.K. assets freeze list; or (iii) that is prohibited by any law administered by OFAC, or by any other economic or trade sanctions law of the U.S. or any other jurisdiction.

(b)    To the Knowledge of the Company except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect,: (i) no Relevant Person is a person whose property or interests in property are blocked or frozen under the economic sanctions laws of the U.S., the E.U. or any other jurisdiction and (ii) no Relevant Person is designated as a denied person by the U.S. Commerce Department Bureau of Industry and Security or as a debarred party by the U.S. State Department’s Directorate of Defense Trade Control.

(c)     To the Knowledge of the Company, the Relevant Persons have not in the course of their actions for, or on behalf of, any Company Group Member exported or reexported (including deemed exportation or reexportation) any merchandise, software or technology in violation of the Export Administration Regulations, the International Traffic in Arms Regulations, or any other export control laws of the U.S. or any other jurisdiction in a manner that would constitute a Company Material Adverse effect.

(d)    To the Knowledge of the Company, except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Relevant Persons have not in the course of their actions for, or on behalf of, any Company Group Member taken any actions, refused to take any actions, or furnished any information in violation of the U.S. laws restricting participation in international boycotts.

Section 2.21 Listing and Maintenance Requirements. The Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to the Knowledge of the Company is reasonably likely to, have the effect of terminating the registration of the Ordinary Shares under the Exchange Act nor has the Company received as of the date of this Agreement any written notification that the SEC intends to terminate such registration.

Section 2.22 Contracts. Section 2.22 of the Disclosure Schedules lists each Material Aircraft Lease. Except for purchase orders issued under any master service agreements, the Company has, prior to the entry into this Agreement, made available to the Purchaser, or provided sufficient opportunity to review, true and complete copies of each Contract referred to in clauses (i) and (ii) of the definition of Material Contract and representative samples of the Contracts referred to in clauses (iii) and (iv) of the definition of Material Contract (and the terms and conditions of any other Contracts referred to in clauses (iii) and (iv) of the definition of Material Contract are not more adverse to the Company in any material respect than those set forth in the representative Contracts provided or made available prior to the date hereof (which representative Contracts for the avoidance of doubt are not required to include a representative Contract from each customer or supplier referred to in clauses (iii) and (iv) of the definition of Material Contracts), in each case, in effect as of the date of this Agreement (including all material modifications and material amendments thereto in effect as of the date of this Agreement). Except as would not, individually or in the aggregate, have a Company Material Adverse Effect: (i) each Material Contract is enforceable against the Company and/or applicable Company Subsidiary that is party thereto and, to the Knowledge of the Company, each other party to such Material Contract in accordance with its terms and (ii) no Company Group Member, or, to the Knowledge of the Company, any other party to a Material Contract or a Contract involving Indebtedness of the Company or any Company Subsidiary exceeding $5 million, (x) is, or is reasonably expected to be, in default or breach of a Material Contract or a Contract involving Indebtedness of the Company or any Company Subsidiary exceeding $5 million, and, to the Knowledge of the Company, there does not exist any event, condition or omission that would constitute such a default or breach (whether by lapse of time or notice or both) or (y) other than pursuant to the terms thereof, has the right to, or, to the Knowledge of the Company, has provided written notice of any intent to, cancel, terminate, not renew or change the scope of rights or obligations under any Material Contract or a Contract involving Indebtedness of the Company or any Company Subsidiary exceeding $5 million.

Section 2.23 Jurisdictions of Operation. The Company maintains an air operator’s certificate to operate aircraft in the manner and jurisdictions in which the Aircraft are currently operated.

Section 2.24 Insurance.

(a)    Except as would not, individually or in the aggregate, have a Company Material Adverse Effect,(i) each Company Group Member is, and has been continuously during the past two (2) years, insured by reputable and financially responsible third party insurers in respect of the operations and assets of the Company Group with policies issued, such policies having terms and providing insurance coverages comparable to those that are customarily carried and insured against by owners of comparable businesses, properties and assets, (ii) the third party insurance policies of the Company Group are in full force and effect in accordance with their terms and no Company Group Member is in material default under the terms of any such policy and (iii) to the Knowledge of the Company, as of the date of this Agreement, there is no threatened termination of, or material premium increase with respect to, any of such policies.

(b)    There is no claim pending under any of the Company Group’s insurance policies that has been denied, rejected, questioned or disputed by any insurer or as to which any insurer has made any reservation of rights or refused to cover all or any portion of such claims that would result in a Company Material Adverse Effect.

Section 2.25 No Additional Representations. Except for the representations and warranties made by the Company in Article II, neither the Company nor any other person makes any express or implied representation or warranty with respect to any Company Group Member or their respective businesses, operations, assets, liabilities, employees, employee benefit plans, conditions or prospects in connection with the transactions contemplated by this Agreement, and the Company hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, neither the Company nor any other person makes or has made any representation or warranty, except if, as and only to the extent set forth in for the representations and warranties made by the Company in this Article II, to the Purchaser, or any of its Affiliates or representatives, including with respect to (i) any financial projection, forecast, estimate, budget or prospect information relating to any Company Group Member or its respective business, or (ii) any oral or written information presented to the Purchaser or any of its Affiliates or representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or in the course of the transactions contemplated hereby, and the Purchaser is not relying on any representations, warranties or other statements of any kind whatsoever, express or implied, except as expressly set forth in this Article II. Notwithstanding anything to the contrary herein, nothing in this Agreement shall limit the right of the Purchaser and its Affiliates to rely on the representations, warranties, covenants and agreements expressly set forth in this Agreement or in the Voting Agreement, nor will anything in this Agreement operate to limit any claim by the Purchaser or any of its Affiliates for fraud.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Company, as of the date of this Agreement and as of each Closing Date (except to the extent made only as of a specified date, in which case as of such date), that:

Section 3.1 Organization and Authority. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and where failure to be so qualified would reasonably be expected to materially and adversely affect the Purchaser’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis, and the Purchaser has the corporate or other power and authority and governmental authorizations to own its properties and assets and to carry on its business as it is now being conducted.

Section 3.2 Authorization.

(a)    The Purchaser has the corporate or other power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Purchaser, and no further approval or authorization by any of its shareholders, partners, members or other equity owners, as the case may be, is required. This Agreement has been duly and validly executed and delivered by the Purchaser and assuming due authorization, execution and delivery by the Company, is a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles).

(b)    None of the execution, delivery and performance by the Purchaser of this Agreement, the consummation of the transactions contemplated hereby, or compliance by the Purchaser with any of the provisions hereof, will (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any Lien upon any of the properties or assets of the Purchaser under any of the terms, conditions or provisions of (i) its governing instruments or (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Purchaser is a party or by which it may be bound, or to which the Purchaser or any of the properties or assets of the Purchaser may be subject, or (B) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any Law, Permit, judgment, ruling, order, writ, injunction or decree applicable to the Purchaser or any of its respective properties or assets except in the case of clauses (A)(ii) and (B) for such violations, conflicts and breaches as would not reasonably be expected to materially and adversely affect the Purchaser’s ability to perform its respective obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis.

(c)     Other than the securities or blue sky laws of the various states, and approval or expiration of applicable waiting periods under Competition Laws, no notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, nor expiration or termination of any statutory waiting period, is necessary for the consummation by the Purchaser of the transactions contemplated by this Agreement.

Section 3.3 Purchase for Investment. The Purchaser acknowledges that the Purchased Shares have not been registered under the Securities Act or under any state securities laws. The Purchaser (1) acknowledges that it is acquiring the Purchased Shares pursuant to an exemption from registration under the Securities Act solely for investment with no present intention to distribute any of the Purchased Shares to any person in violation of applicable securities laws, (2) will not sell or otherwise dispose of any of the Purchased Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws and the Shareholders Agreement, (3) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Purchased Shares and of making an informed investment decision, (4) is an “accredited investor” (as that term is defined by Rule 501 of the Securities Act), (5) is a “qualified institutional buyer” (as that term is defined in Rule 144A of the Securities Act), and (6) (A) has been furnished with or has had full access to all the information that it considers necessary or appropriate to make an informed investment decision with respect to the Purchased Shares, (B) has had an opportunity to discuss with management of the Company the intended business and financial affairs of the Company and to obtain information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to it or to which it had access and (C) can bear the economic risk of (x) an investment in the Purchased Shares indefinitely and (y) a total loss in respect of such investment. The Purchaser has such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of, and form an investment decision with respect to, its investment in the Purchased Shares and to protect its own interest in connection with such investment.

Section 3.4 Financial Capability. The Purchaser currently has capital commitments sufficient to, and at each Closing will have available funds necessary to, consummate each Closing on the terms and conditions contemplated by this Agreement. The Purchaser is not aware of any reason why the funds sufficient to fulfill its obligations under Article I will not be available on the applicable Closing Date upon request of its limited partners.

Section 3.5 Brokers and Finders. Neither the Purchaser nor its Affiliates or any of their respective officers, directors, employees or agents has employed any broker or finder for which the Company will incur any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Purchaser, in connection with this Agreement or the transactions contemplated hereby.

Section 3.6 Ownership. To the Knowledge of the Purchaser, neither the Purchaser nor any of its controlled Affiliates are the owners of record or the beneficial owners of Ordinary Shares or securities convertible into or exchangeable for Ordinary Shares.

Section 3.7 Interests in Competitors. Neither the Purchaser nor any of its Affiliates owns any interest(s) representing a greater than 5% equity interest, nor do any of its respective Affiliates insofar as such Affiliate-owned interests would be attributed to the Purchaser under any applicable Competition Laws own any such interests, in any person that is set forth on Section 3.7 of the Disclosure Schedules.

Section 3.8 No Additional Transactions. There is no agreement or arrangement between the Purchaser or any Affiliate of the Purchaser, on the one hand, and the Company or any of its Affiliates, on the other hand, in connection with the transactions pursuant to this Agreement other than the transactions pursuant to this Agreement and the other Transaction Documents.

ARTICLE IV
Covenants

Section 4.1 Filings; Other Actions.

(a)    During the period commencing on the date of this Agreement and terminating on the earlier to occur of (1) Third Closing and (2) the termination of this Agreement in accordance with the provisions hereof (the “Pre-Closing Period”), each of the Purchaser, on the one hand, and the Company, on the other hand, will cooperate and consult with the other and use reasonable best efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to obtain all necessary permits, consents, orders, approvals and authorizations of, or any exemption by, all third parties and Governmental Entities, and the expiration or termination of any applicable waiting period, necessary or advisable to consummate the transactions contemplated by this Agreement, and to perform the covenants contemplated by this Agreement. Each party shall execute and deliver both before and after each Closing such further certificates, agreements and other documents and take such other actions as the other parties may reasonably request to consummate or implement such transactions or to evidence such events or matters. In particular, the Purchaser and the Company shall use all reasonable best efforts to, as promptly as reasonably practicable, but in no event later than September 8, 2014, make all filings under the applicable Competition Laws, if any, required for the transactions contemplated hereby, including the issuance of the Purchased Shares to the Purchaser (and the issuance of Ordinary Shares (including, if applicable, any non-voting Ordinary Shares pursuant to the Authorizing Resolutions) upon conversion of any Preferred Shares). The Purchaser and the Company will have the right to review in advance, and to the extent practicable each will consult with the other, in each case subject to applicable laws relating to the exchange of information, all the information relating to such other party, and any of their respective Affiliates, which appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto agrees to act reasonably and as promptly as reasonably practicable. Each party hereto agrees to keep the other party apprised of the status of matters referred to in this Section 4.1. The Purchaser shall promptly furnish the Company, and the Company shall promptly furnish the Purchaser, to the extent permitted by Law, with copies of written communications received by it or its Subsidiaries from any Governmental Entity in respect of the transactions contemplated by this Agreement. Notwithstanding anything herein to the contrary, under no circumstances shall any Company Group Member be required to (x) make any payment to any person to secure such person’s consent, approval or authorization (excluding any applicable filing fees or other de minimis expenses that are required to be paid by the Company) or (y) proffer to, or agree to, license, dispose of, sell or otherwise hold separate or restrict the operation of any of its assets, operations or other rights. All filing fees and other charges for the filings required pursuant to this Section 4.1 shall be borne by the Company.

(b)    The Purchaser and its Affiliates shall not (it being understood that any failure of any such Affiliate to comply with this Section 4.1 shall be deemed to constitute a breach of such section by the Purchaser) make any investment or acquisition if, to the Knowledge of the Purchaser at the time of such investment or acquisition, such investment or acquisition would reasonably be expected to prevent or materially impede, interfere with or delay the consummation of the transactions contemplated by this Agreement.

Section 4.2 Reasonable Best Efforts to Close. During the Pre-Closing Period, the Company and the Purchaser will use reasonable best efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, desirable or advisable under applicable laws so as to permit consummation of the transactions contemplated hereby as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and shall cooperate reasonably with the other party hereto to that end, including in relation to the satisfaction of the conditions to each Closing set forth in Section 1.5 and cooperating in seeking to obtain any consent required from Governmental Entities or any other person; provided, that under no circumstances shall the Purchaser or any Company Group Member be required to make any material payment in respect of the obligations set forth in this Section 4.2.

Section 4.3 Corporate Actions.

(a)    Shareholder Approval. As promptly as practicable following the date of this Agreement, the Company shall convene and hold an extraordinary meeting of the shareholders of the Company (the “Company Shareholder Meeting”) in accordance with the Articles for the purpose, in accordance with Section 312.03 of the New York Stock Exchange (the “NYSE”) Listed Company Manual, of seeking the affirmative vote of a majority of the votes cast at the Company Shareholder Meeting (at which a quorum is present) for the approval of the issuance of the Purchased Shares to Purchaser (the “Requisite Shareholder Approval”); provided, however, that the parties hereto acknowledge that such meeting may be postponed or adjourned in accordance with the Articles and the reasons for such postponement may include that (i) there are insufficient Ordinary Shares present or represented by a proxy at the Company Shareholder Meeting to conduct business at the Company Shareholder Meeting, (ii) the Company is required to postpone or adjourn the Company Shareholder Meeting by applicable Law or a request from the SEC or its staff, or (iii) the Company determines in good faith that it is necessary or appropriate to postpone or adjourn the Company Shareholder Meeting in order to give the shareholders of the Company (the “Company Shareholders”) sufficient time to evaluate any information or disclosure that the Company has sent to Company Shareholders or otherwise made available to Company Shareholders by issuing a press release, filing materials with the SEC or otherwise.

(b)    Proxy. In connection with the Company Shareholder Meeting, the Company shall promptly prepare (and the Purchaser will reasonably cooperate with the Company to prepare) and file with the SEC a preliminary proxy statement, shall use its reasonable best efforts to respond to any comments of the SEC or its staff and to cause a definitive proxy statement related to such shareholders’ meeting to be mailed to the Company Shareholders as promptly as practicable after clearance thereof by the SEC, and shall use its reasonable best efforts to solicit proxies for the Requisite Shareholder Approval. The Company shall notify the Purchaser promptly of the receipt of any comments from the SEC or its staff with respect to the proxy statement and of any request by the SEC or its staff for amendments or supplements to such proxy statement or for additional information and will supply the Purchaser with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to such proxy statement. If at any time prior to the Company Shareholder Meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company shall as promptly as practicable prepare and mail to the Company Shareholders such an amendment or supplement. Each of the Purchaser and the Company agrees promptly to correct any information provided by it or on its behalf for use in the proxy statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall as promptly as practicable prepare and furnish to the Company Shareholders an amendment or supplement to correct such information to the extent required by applicable laws and regulations. The Company shall consult with the Purchaser prior to filing any proxy statement, or any amendment or supplement thereto, or responding to any comments from the SEC or its staff with respect thereto, and provide the Purchaser with a reasonable opportunity to comment thereon, and consider in good faith any comments proposed by the Purchaser. At the Company Shareholder Meeting, the Company shall use reasonable best efforts to solicit from the Company Shareholders proxies in favor of the Requisite Shareholder Approval and to obtain such approvals.

(c)     The Purchaser agrees to furnish the Company all information reasonably requested by the Company concerning itself, its Affiliates, directors, officers, partners and stockholders and such other matters as may be reasonably necessary or advisable in connection with the proxy statement in connection with the Company Shareholder Meeting and any other statement, filing, notice or application made by or on behalf of such other party or any of its Subsidiaries to any Governmental Entity in connection with each Closing and the other transactions contemplated by this Agreement.

Section 4.4 Confidentiality. Each party to this Agreement will hold, and will cause its respective Affiliates and their respective directors, managers, officers, employees, agents, consultants, auditors, attorneys, financial advisors, financing sources and other consultants and advisors (“Representatives”) to hold, in strict confidence, unless disclosure to a regulatory authority is necessary in connection with any necessary regulatory approval, examination or inspection or unless disclosure is required by judicial or administrative process or by other requirement of law or the applicable requirements of any regulatory agency or relevant stock exchange (in which case, other than in connection with a disclosure in connection with a routine audit or examination by, or document request from, a regulatory or self-regulatory authority, bank examiner or auditor, the party disclosing such information shall provide the other party with prior written notice of such permitted disclosure), all non-public records, books, contracts, instruments, computer data and other data and information (collectively, “Information”) concerning the other party hereto furnished to it by or on behalf of such other party or its representatives pursuant to this Agreement (except to the extent that such information can be shown to have been (1) previously known by such party from other sources, provided that such source was not known by such party to be bound by a contractual, legal or fiduciary obligation of confidentiality to the other party, (2) in the public domain through no violation of this Section 4.4 by such party or (3) later lawfully acquired from other sources by the party to which it was furnished), and neither party hereto shall release or disclose such Information to any other person, except its Representatives; provided, that nothing herein, or in any confidentiality agreement with the Company entered into prior to the date of this Agreement, shall prevent the Purchaser from disclosing Information on a confidential basis to (i) any advisory committee made up of its or any of its Affiliates’ direct or indirect limited partners, (ii) in connection with any syndication of any indirect equity interest in the Company issued by the Purchaser or its Affiliates to any prospective limited partners or other equity investors and/or their respective Representatives whose investment would be made in an Affiliate of the Purchaser or (iii) any potential Permitted Transferee.

Section 4.5 Negative Covenants. Prior to the Second Closing Date, the Company shall, and shall cause each other Company Group Member to, use its commercially reasonable efforts to operate its business in the ordinary course, and, without the prior written consent of the Purchaser (such consent not to be unreasonably withheld, conditioned or delayed), shall not:

(a)    declare, or make payment in respect of, any dividend or other distribution upon any shares of the Company, other than a distribution of rights with respect to a Permitted Offering;

(b)    redeem, repurchase or acquire any shares or other capital stock of the Company, other than repurchases of shares or other capital stock from employees, officers or directors of any Company Group Member in the ordinary course of business, including pursuant to any Plan in effect on the date hereof;

(c)     amend the Memorandum or Articles in a manner that would affect the Purchaser in an adverse manner as a holder of the Preferred Shares or take or authorize any action to wind up the affairs of the Company or dissolve the Company;

(d)    authorize, grant, issue or reclassify any shares or other capital stock, or securities exercisable for, exchangeable for or convertible into shares or other capital stock (including options, warrants or rights), of the Company other than (i) the authorization and issuance of Preferred Shares, (ii) the authorization and issuance of Ordinary Shares or Preferred Shares, as the case may be, pursuant to the Permitted Offering and (iii) any issuance of shares or other capital stock, or securities exercisable for, exchangeable for or convertible into shares or other capital stock, of the Company employees, officers or directors of any Company Group Member in the ordinary course of business or as may be required under the terms of any Plan in effect as of the date hereof, including upon the exercise or settlement of any Company Share Option or Company RSU;

(e)     incur any Indebtedness or out-of-the-ordinary course restructuring liabilities in excess of $100 million in the aggregate, other than trade accounts payables or short-term working capital financing incurred in the ordinary course of business consistent with past practice;

(f)     acquire (by merger, consolidation, acquisition of stock or assets or otherwise) or lease (as lessee, including by way of capital or operating lease agreement), directly or indirectly, any assets (other than aircraft), securities, properties, interests or businesses outside the ordinary course of business involving consideration in excess of $100 million; or

(g)     agree or commit to do any of the foregoing.

Section 4.6 Non-Solicitation. Without the Purchaser’s prior written consent, the Company shall not, and shall cause the Company Subsidiaries not to, directly or indirectly, take (and the Company shall not authorize or permit any directors, officer or employee of the Company or any Company Subsidiary or, to the extent within the Company’s control, other Affiliates or Representatives to take) any action to (i) encourage (including, without limitation, by way of furnishing non-public information), solicit, initiate or facilitate any Acquisition Proposal, (ii) enter into any agreement with respect to any Acquisition Proposal or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the issuance of the Purchased Shares or any other transaction contemplated by this Agreement or the Transaction Documents or (iii) participate in any way in discussions or negotiations with, or furnish any information to, any person in connection with, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal. The Company shall take all action necessary to ensure that the directors, officers and employees of the Company or any Company Subsidiary and, to the extent within the Company’s control, other Affiliates or Representatives, do not take or do any of the actions referenced in the immediately foregoing sentence. Upon execution of this Agreement, unless the Purchaser otherwise consents in writing, the Company shall cease immediately and cause to be terminated any and all existing discussions or negotiations with any parties conducted heretofore with respect to an Acquisition Proposal. The Company shall, no later than five business days after receipt thereof, advise the Purchaser of any written Acquisition Proposal received by it.

Section 4.7 Tax Matters.

(a)    The Company and its paying agent shall be entitled to withhold Taxes on all payments on the Preferred Shares and the Ordinary Shares to the extent required by law.

(b)    The Company shall pay any and all documentary, stamp and similar issue or transfer tax due upon (i) the issuance of the Preferred Shares and (ii) the issuance of Ordinary Shares (including, if applicable, any non-voting Ordinary Shares pursuant to the Authorizing Resolutions) upon conversion of the Preferred Shares, and the Company will, at its own expense, file all necessary Tax returns and other documentation with respect to all such Taxes and fees and, if required by law, the Purchaser will, and will cause its Affiliates to, join in the execution of any such Tax returns and other documentation; provided, however, in the case of conversion of Preferred Shares, the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of Ordinary Shares in a name other than that of the holder of the shares to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

(c)     Absent a change in law or Internal Revenue Service practice, or a contrary determination, the Purchaser and the Company agree not to treat the Preferred Shares (based on their terms as set forth in the Authorizing Resolutions) as “preferred stock” within the meaning of Section 305 of the Code, and Treasury Regulation Section 1.305-5 for United States federal income tax and withholding tax purposes and shall not take any position inconsistent with such treatment.

(d)

(1)    The parties shall consider in good faith any additions, deletions or substitutions to Section 1.5(c)(8) of the Disclosure Schedules reasonably requested by the other party, but no such addition or deletion shall be made without the written consent of both parties, such consent not to be unreasonably withheld. If such consent is received, Section 1.5(c)(8) of the Disclosure Schedules shall be amended accordingly. It shall be per se reasonable for the Purchaser to withhold consent to any addition, deletion or substitution if the Purchaser reasonably determines that such addition, deletion or substitution would or would be likely to cause any Company Group Member to be classified as a PFIC. If between the date hereof and the First Closing, the information set forth on Appendices B through D is determined to be incorrect, incomplete or inaccurate such that any Company Group Member would reasonably be expected to be classified as a PFIC (notwithstanding the completion of the steps set forth on Section 1.5(c)(8) of the Disclosure Schedules), then the Company shall modify such steps to ensure that such Company Group Member would not reasonably be expected to be a PFIC, and Section 1.5(c)(8) of the Disclosure Schedules shall be amended accordingly.

(2)    After the date hereof, no member of the Barbados Group shall (i) acquire any Passive Assets unless such assets are disposed of prior to the end of each fiscal quarter ending prior to any Closing Date or (ii) cease to hold any assets that are not Passive Assets.

(3)    The Company shall use reasonable best efforts to complete, prior to the First Closing, all of the items set forth in the applicable Alternative A, B or C (as such Alternative may be modified pursuant to this Agreement) on Section 1.5(c)(8) of the Disclosure Schedules. Nothing in this Section 4.7(d)(3) shall require the Company to use reasonable best efforts to complete Alternative C if the Company cannot elect Alternative C pursuant to the proviso in Section 1.5(c)(8).

(4)    Prior to the First Closing, the Company Group Members shall (i) undertake such commercially reasonable actions, as may reasonably be requested by the Purchaser, designed to ensure that, based upon year-to-date figures for assets and income (as determined under Sections 1291-1298 of the Code and the regulation thereunder) and reasonable projections thereof for the remainder of the Relevant Year, no Company Group Member should be characterized as a PFIC for the Relevant Year of such member and (ii) provide to the Purchaser’s tax advisers such information as may reasonably be requested to enable such advisers to analyze the assets and income of such member for such Relevant Year.

Section 4.8 Notifications.

(a)    From time to time to prior to the Third Closing Date, the Company shall be permitted to notify the Purchaser in writing if, to the Knowledge of the Company, there is any occurrence or non-occurrence of any event or the existence of any fact or condition, in each case arising after the date of this Agreement, that would cause or constitute a breach of any of its representations or warranties contained herein had such event, fact or condition been in existence as of the date of this Agreement (collectively, the “Schedule Updates”). The Schedule Updates shall be disregarded for purposes of Section 1.5(c)(1) and Article V; provided, that if any event, fact or condition included in a Schedule Update would result, either individually or in the aggregate with all other Schedule Updates, in the failure to be satisfied of the condition to Closing set forth in Section 1.5(c)(1), and the Purchaser waives such failure of condition hereunder, such Schedule Updates shall be deemed to have cured any misrepresentations or breaches of warranty for all purposes hereunder, including for all purposes of Article V.

(b)    Prior to the Second Closing Date, the Company shall notify the Purchaser in advance of any commitment to directly or indirectly lease, acquire or dispose of any aircraft that is not in accordance with the applicable annual budget for the fiscal year ended April 30, 2015 disclosed to the Purchaser, if such aircraft have a current value in excess of $10 million in the aggregate.

Section 4.9 Access to Information. Subject to applicable Law, from the date of this Agreement until the Second Closing Date, the Company shall give, and shall cause the Company Subsidiaries to give, the Purchaser and its Representatives reasonable access, at reasonable times and upon reasonable prior notice to the Company, to the offices, properties, books and records of the Company Group, to review the books and records of the Company Group and to discuss the affairs, finances and condition of the Company Group with the officers of the Company Group; provided, however, that (i) such access shall not unreasonably disrupt the operations of any Company Group Member and (ii) the Company shall not be required to disclose any privileged information of the Company so long as the Company has used commercially reasonable efforts to enter into an arrangement pursuant to which it may provide such information to the Purchaser without the loss of any such privilege.

ARTICLE V
Indemnity

Section 5.1 Indemnification by the Company. From and after the First Closing, the Company agrees to indemnify the Purchaser and its Affiliates and its and their respective officers, directors, managers, employees, partners, representatives and agents (collectively, “Purchaser Indemnified Parties”) from, and hold each of them harmless against, any and all losses (including losses arising from the diminution in value of the Company as a result of such loss or such indemnification by the Company), damages, actions, suits, proceedings (including any investigations, litigation or inquiries), demands and causes of action, and, in connection therewith, all reasonable costs, losses, liabilities, damages or expenses of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them) (collectively, “Losses”), whether or not involving a Third Party Claim, incurred by or asserted against such Purchaser Indemnified Parties, as a result of or arising out of (i) the failure of the representations or warranties made by the Company contained in Article II to be true and correct or (ii) the breach of any of the covenants of the Company contained herein; provided that in the case of clause (i) above, such claim for indemnification relating to a breach of any representation or warranty is made prior to the expiration of such representation or warranty as set forth in Section 5.5; provided, further, that for purposes of determining when an indemnification claim has been made, the date upon which a Purchaser Indemnified Party shall have given written notice (stating in reasonable detail the basis of the claim for indemnification) to the Company shall constitute the date upon which such claim has been made; provided, further, that for purposes of this Section 5.1, in determining whether a breach of any representation or warranty existed of the date of this Agreement (other than a breach of any Company Fundamental Representation or the representations and warranties set forth in Section 2.5, Section 2.6 or Section 2.24(a)(iii)) and for the purpose of calculating the amount of Losses arising out or resulting from such breach, all materiality and Company Material Adverse Effect qualifiers contained in Article II shall be disregarded, but, for clarity, in determining whether a breach of any Company Fundamental Representation or representation or warranty set forth in Section 2.5, Section 2.6 or Section 2.24(a)(iii) existed as of the applicable Closing Date, and for the purpose of calculating the amount of Losses arising out of or resulting from such breach, such materiality and Company Material Adverse Effect qualifiers shall not be disregarded. Notwithstanding anything in this Agreement to the contrary, this Section 5.1 shall not require the Company to indemnify the Purchaser Indemnified Parties for any Loss (other than any Losses in respect of Losses incurred by the Company or any Company Group Member) attributable to the Company or any Company Group Member being treated as a PFIC for any taxable year (including, for the avoidance of doubt, any Loss attributable to the breach of any covenant or a failure of any representation or warranty to be true and correct); provided, that this sentence shall not apply to any Loss resulting from or arising out of the failure of the representations and warranties made in Section 2.9(e) or Section 2.9(f) to be true and correct or any breach of Section 4.7(d).

Section 5.2 Indemnification by the Purchaser. From and after the First Closing, the Purchaser agrees to indemnify the Company and its respective officers, directors, managers, employees, partners, representatives and agents (collectively, “Company Indemnified Parties”) from, and hold each of them harmless against, any and all Losses, whether or not involving a Third Party Claim, incurred by or asserted against such Company Indemnified Parties as a result of or arising out of (i) the failure of any of the representations or warranties made by the Purchaser contained in Article III to be true and correct or (ii) the breach of any of the covenants of the Purchaser contained herein; provided that in the case of clause (i) above, such claim for indemnification relating to a breach of any representation or warranty is made prior to the expiration of the survival period for such claim as set forth in Section 5.5; provided, further, that for purposes of determining when an indemnification claim has been made, the date upon which a Company Indemnified Party shall have given written notice (stating in reasonable detail the basis of the claim for indemnification) to the Purchaser shall constitute the date upon which such claim has been made.

Section 5.3 Indemnification Procedure.

(a)    A claim for indemnification for any matter not involving a Third Party Claim may be asserted by written notice to the party from whom indemnification is sought; provided, however, that failure to so notify the Indemnifying Party shall not preclude the Indemnified Party from any indemnification that it may claim in accordance with this Article V, except as otherwise provided in Section 5.1 and Section 5.2 and except to the extent that the Indemnifying Party is materially prejudiced by such failure.

(b)    Promptly after any Company Indemnified Party or Purchaser Indemnified Party (hereinafter, the “Indemnified Party”) has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third person, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement (each, a “Third Party Claim”), the Indemnified Party shall give the indemnitor hereunder (the “Indemnifying Party”) written notice of such Third Party Claim, provided, that failure or delay to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure or delay. Such notice shall state the nature and the basis of such Third Party Claim to the extent then known. The Indemnifying Party shall have the right to assume and control the defense of, and settle, at its own expense and by its own counsel, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith. If the Indemnifying Party undertakes to assume and control the defense or settle such Third Party Claim, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all reasonable respects in the defense thereof and/or the settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (i) at its own expense, to participate in the defense of such asserted liability and any negotiations of the settlement thereof and (ii) if (A) the Indemnifying Party has failed to promptly (but in any event not later than 15 days after receipt of notice of a Third Party Claim) assume the defense or settlement of such Third Party Claim and notify the Indemnified Party of such assumption or (B) the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then, in each case, the Indemnified Party shall have the right to select a separate counsel, and, upon prompt notice to the Indemnifying Party, to assume such settlement or legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party; provided, that the Indemnified Parties shall not be entitled to reimbursement of fees and expenses of more than one firm of separate counsel. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the Indemnified Party (such consent not to be unreasonably withheld, conditioned or delayed), unless the settlement thereof imposes no liability, restriction or obligation on, and includes a complete release from liability of, and does not contain any admission of wrongdoing by, the Indemnified Party.

Section 5.4 Tax Matters. All indemnification payments under this Article V, and any payments pursuant to Section 6.1(i), shall be treated as adjustments to the Purchase Price for tax purposes, except as otherwise required by applicable Law.

Section 5.5 Survival. The representations and warranties of the parties contained in this Agreement shall survive for twelve (12) months following the Second Closing, except that (i) the Company Fundamental Representations (other than Section 2.2(a)) will survive until the expiration of the applicable statutes of limitation, (ii) the representations and warranties of the Company contained in Section 2.2(a) will survive indefinitely and (iii) the Purchaser Fundamental Representations shall survive indefinitely. All of the covenants or other agreements of the parties contained in this Agreement shall survive until fully performed or fulfilled, unless and to the extent that non-compliance with such covenants or agreements is waived in writing by the party entitled to such performance.

Section 5.6 Limitations on Indemnification.

(a)    In the case of any matter for which a party may seek indemnification (other than arising out of or resulting from a breach of a representation or warranty occurring on the applicable Closing Date):

(1)    no amounts of such indemnity shall be payable in the case of a claim for indemnification by an Indemnified Party under clause (i) of Section 5.1 or clause (i) of Section 5.2 unless and until the Purchaser Indemnified Parties or the Company Indemnified Parties, as the case may be, have suffered, incurred, sustained or become subject to Losses referred to in Section 5.1 or Section 5.2, respectively, in excess of $25,000,000 (the “Pre-Signing Deductible”), in which event the Indemnified Parties shall be entitled to claim indemnity for the amount of such Losses in excess of the Pre-Signing Deductible; provided, however, that this Section 5.6(a)(1) shall not apply to the failure of any Company Fundamental Representation or Purchaser Fundamental Representation to be true and correct.

(2)    no amounts of indemnity shall be payable (i) in the case of a claim for such indemnification by an Indemnified Party under Section 5.1 or Section 5.2 (other than for the failure of any Company Fundamental Representation (other than Section 2.2(b)) or Purchaser Fundamental Representation to be true and correct) if the amount of Losses with respect to such Claim is less than $1,000,000 and (ii) in the case of a claim for indemnification by an Indemnified Party for the failure of any Company Fundamental Representation (other than Section 2.2(b) or Purchaser Fundamental Representation to be true and correct if the amount of Losses with respect to such Claim is less than $100,000 (each such claim referred to in this Section 5.6(a)(2) and Section 5.6(b)(2), being referred to as a “De Minimis Claim”), and no such De Minimis Claim shall be counted towards the Pre-Signing Deductible.

(b)    In the case of any matter for which a party may seek indemnification arising out of or resulting from a breach of a representation or warranty occurring on the applicable Closing Date:

(1)    no amounts of indemnity shall be payable in the case of a claim for such indemnification by an Indemnified Party with respect to any representation and warranty that is not qualified by “materiality”, “Company Material Adverse Effect” or words of similar import unless and until the Purchaser Indemnified Parties or the Company Indemnified Parties, as the case may be, have suffered, incurred, sustained or become subject to Losses referred to in Section 5.1 or Section 5.2, respectively, in excess of $5,000,000 (the “Post-Signing Deductible”), in which event the Indemnified Parties shall be entitled to claim indemnity for the amount of such Losses in excess of the Post-Signing Deductible; provided, however, that this Section 5.6(b)(1) shall not apply to the failure of any Company Fundamental Representation or Purchaser Fundamental Representation to be true and correct.

(2)    no amounts of indemnity shall be payable in the case of a claim for such indemnification by an Indemnified Party under Section 5.1 or Section 5.2 for the failure of any Company Fundamental Representation or Purchaser Fundamental Representation to be true and correct if the amount of Losses with respect to such Claim is less than $100,000, and no such De Minimis Claim shall be counted towards the Post-Signing Deductible.

(c)     Notwithstanding anything to the contrary contained in this Agreement, including Section 5.7, the aggregate amount of the Company’s indemnity obligations to the Purchaser Indemnified Parties pursuant to Section 5.1 shall not exceed $150,000,000 of the Purchase Price; provided, however, that, subject to Section 5.7, such limitation shall not apply to any failure of any Company Fundamental Representation to be true and correct.

(d)    In calculating amounts payable to an Indemnified Party, the amount of any indemnified Losses shall be determined without duplication of any other Loss for which an indemnification payment has been made, shall be increased by any net Tax detriment (determined on a with and without basis) actually incurred by an Indemnified Party or its Affiliates as a result of the receipt or accrual of the indemnification payment required to be made hereunder in respect of such Losses and shall be computed net of (i) payments actually recovered by the Indemnified Party under any insurance policy with respect to such Losses or pursuant to any contribution rights, (ii) any amounts actually recovered by the Indemnified Party from any person with respect to such Losses (including pursuant to any indemnification agreement or arrangement with any third party) and (iii) any net Tax Benefit (determined on a with and without basis) actually realized by the Indemnified Party, in each of clauses (i), (ii) and (iii), calculated net of any out-of-pocket documented reasonable expenses related to the receipt of such recovery, including any incremental insurance premium costs (it being understood that with respect to (i) and (ii), each Indemnified Party shall use its reasonable best efforts to pursue all available insurance recoveries and indemnification). For the purposes hereof, “Tax Benefit” shall mean any refund of Taxes paid or credit of or reduction in the amount of Taxes which otherwise would have been paid in the year such Losses were incurred or in the following year.

(e)     In respect of any Loss for which indemnification may be sought pursuant to this Article V, nothing herein shall relieve an Indemnified Party from its duty to mitigate its Losses under applicable Laws. If an Indemnified Party shall have failed to mitigate any Loss to the extent required by the preceding sentence, then notwithstanding anything contained in this Agreement to the contrary, neither the Company nor the Purchaser (as the case may be) shall be required to indemnify such Indemnified Party for that portion of the Losses that would reasonably be expected to have been avoided if such Indemnified Party had not failed to mitigate any Loss to the extent required by the preceding sentence.

(f)     Upon making payment to an Indemnified Party for any claim for indemnification pursuant to this Article V, the Indemnifying Party shall be subrogated to the extent of such payment to the rights of the Indemnified Party against any other persons with respect to the subject matter of such claim, and the Indemnified Party shall take such actions, at the cost and expense of the Indemnifying Party, as the Indemnifying Party may reasonably require to perfect such subrogation or to pursue such rights against such other persons as the Indemnified Party or its Affiliates may have; provided, however, that the Indemnifying Party shall not be subrogated with respect to any cost of recovery to an Indemnified Party or any indemnified Losses not covered by reason of a limitation of liability provision set forth in this Article V.

Section 5.7 Limitation on Damages. Notwithstanding any other provision of this Agreement except in the case of fraud, neither party hereto shall have any liability to the other party in excess of the Purchase Price, and neither party shall be liable for any exemplary or punitive damages, remote or speculative losses or any other damages arising out of or in connection with this Agreement or the transactions contemplated hereby to the extent not reasonably foreseeable or damages to the extent arising solely from the special circumstances of an Indemnified Party that have not been communicated to, or are not otherwise known by, the Indemnifying Party (in each case, unless any such damages are awarded pursuant to a Third Party Claim).

Section 5.8 Exclusive Remedy. Except in cases of fraud, from and after the First Closing, recovery pursuant to this Article V shall constitute the Indemnified Parties’ sole and exclusive remedy for any and all Losses relating to or arising from this Agreement and the transactions contemplated hereby; provided, however, that the foregoing shall not be deemed to deny any Party injunctive or equitable relief when it is otherwise available under Section 6.14 or applicable Law.

ARTICLE VI
Miscellaneous

Section 6.1 Expenses. Each party will bear and pay all other costs and expenses incurred by it or on its behalf in connection with the transactions contemplated pursuant to this Agreement; provided, that the Company shall (i) if the First Closing occurs, reimburse the Purchaser for the Purchaser Transaction Expenses up to a maximum amount of $5,000,000 in the aggregate, (ii)(A) upon the First Closing, pay to the CD&R Manager a transaction fee equal to $1,800,000 as provided in Section 1.5 and (B) upon the Second Closing, pay to the CD&R Manager a transaction fee equal to $5,700,000 as provided in Section 1.5.

Section 6.2 Amendment; Waiver. No amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing and signed by an officer or duly authorized representative of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The conditions to each party’s obligation to consummate the Closings are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law. No waiver of any party to this Agreement will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 6.3 Counterparts; Electronic Transmission. For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile or other means of electronic transmission and such facsimiles or other means of electronic transmission will be deemed as sufficient as if actual signature pages had been delivered.

Section 6.4 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan, State of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. The parties hereby irrevocably and unconditionally consent to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of the venue of any such action, suit or proceeding in any such court or that any such action, suit or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 6.6 shall be deemed effective service of process on such party.

Section 6.5 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.6 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by telecopy, facsimile or electronic mail, upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

(a)    If to Purchaser:
c/o Clayton, Dubilier & Rice, LLC
375 Park Avenue, 18th Floor
New York, NY 10152
Attn:  Nathan K. Sleeper
Fax:   (212) 407-5252
Email: nsleeper@cdr-inc.com

with a copy to (which copy alone shall not constitute notice):

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attn:  Kevin A. Rinker
Fax:   (212) 521-7569
Email: karinker@debevoise.com

(b)    If to the Company:
CHC Group Ltd.
c/o Intertrust Corporate Services (Cayman) Ltd.
190 Elgin Avenue
George Town, Grand Cayman KY1-9005, Cayman Islands
Attention: Michael O’Neill
Fax:   604-232-8359
Email:   Mike.ONeill@chc.ca

with a copy to (which copy alone shall not constitute notice):

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attn:  William E. Curbow
Fax:   (212) 455-2502
Email: wcurbow@stblaw.com

and with a copy to (which copy alone shall not constitute notice):

Simpson Thacher & Bartlett LLP
2 Houston Center – Suite 1475
909 Fannin Street
Houston, Texas 77010
Attn:  Christopher R. May
Fax:   (713) 821-5602
Email: cmay@stblaw.com

Section 6.7 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

Section 6.8 Assignment. Neither this Agreement, nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other party, provided, however, that (a) the Purchaser may assign its rights, interests and obligations under this Agreement, in whole or in part, to one or more Permitted Transferees, and (b) in the event of such assignment, the assignee shall agree in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned; provided, that any such assignment (i) shall not relieve the Purchaser of its obligation to fully perform the covenants and obligations hereunder that are necessary, proper, desirable or advisable for the consummation of the Closings (including the payment of the Purchase Price) pursuant to the terms and conditions set forth herein and (ii) shall relieve the Purchaser from any and all indemnification or reimbursement obligations hereunder to the extent that it assigns its rights, interests and obligations under this Agreement to one or more Permitted Transferees.

Section 6.9 Interpretation; Other Definitions. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and, unless specified otherwise, references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex, letter and schedule references not attributed to a particular document shall be references to such exhibits, annexes, letters and schedules to this Agreement. In addition, the following terms are ascribed the following meanings:

(1)    the term “business day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental action to close;

(2)    the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;

(3)    the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;

(4)    the word “or” is not exclusive; and

(5)    the term “person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

(6)    the terms “party” and “parties” and other similar words refer to the Purchaser and the Company (and not, for the avoidance of doubt, the CD&R Manager).

(7)    “Acquisition Proposal” means any proposal or offer from any person relating to any direct or indirect (i) sale, lease or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture or otherwise of assets of the Company or any Subsidiary representing 20% or more of the consolidated assets of the Company Group (other than sales of inventory in the ordinary course of business and consistent with past practice); (ii) issuance, sale or other disposition, directly or indirectly (including, without limitation, by way of merger, consolidation, business combination, share exchange, joint venture or any similar transaction), of securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing 20% or more of any class of equity securities of the Company; (iii) tender offer or exchange offer as defined pursuant to the Exchange Act that, if consummated, would result in any person beneficially owning 20% or more of any class or series (or the voting power of any class or series) of equity securities of the Company or any other transaction in which any person shall acquire beneficial ownership or the right to acquire beneficial ownership, of 20% or more of any class or series (or the voting power of any class or series) of equity securities; (iv) merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving any Company Group Member representing 20% or more of the consolidated assets of the Company Group; or (v) combination of the foregoing (in each case, other than the arrangements contemplated by the Transaction Documents).

(8)    “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person; provided, that (i) portfolio companies in which any person or any of its Affiliates has an investment shall not be deemed an Affiliate of such person (other than for purposes of Section 3.6, Section 3.7 and Section 4.1), (ii) prior to the First Closing Date, no Company Group Member, and none of the Company’s other controlled Affiliates, will be deemed to be Affiliates of Purchaser for purposes of this Agreement and (iii) each Company Subsidiary shall be deemed an Affiliate of the Company and of each other Company Subsidiary. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities, by contract or otherwise.

 (9)  “Agreement” shall have the meaning set forth in the Preamble.

(10)  “Aircraft” means, either collectively or individually, as applicable, the aircraft described in Section 2.13 of the Disclosure Schedules and any other aircraft owned or leased by a Company Group Member which may have been omitted from Section 2.13 of the Disclosure Schedules for any reason.

(11)    “Aircraft Incident” means any accident or incident involving or related to any aircraft that is owned, operated, leased or crewed by a Company Group Member or in relation to which a Company Group Member has provided or currently provides services and resulting in any property damage or personal injury with uninsured Losses reasonably expected to exceed $1,000,000.

(12)    “Aircraft Lease” means, with respect to each Aircraft, any lease agreement relating to that Aircraft between a Company Group Member as lessee and any other person as lessor, together with all related financial covenants.

(13)    “Amended and Restated First Reserve Registration Rights Agreement” means the Amended and Restated First Reserve Registration Rights Agreement in the form attached hereto as Exhibit E.

(14)    “Amendment to the First Reserve Shareholders’ Agreement” means the Amendment to the First Reserve Shareholders Agreement in the form attached hereto as Exhibit F.

(15)  “Anti-Corruption Laws” shall have the meaning set forth in Section 2.19(a).

(16)  “Articles” shall have the meaning set forth in Section 2.1(a).

(17)  “Authorized Preferred Shares” shall have the meaning set forth in Section 2.2(a).

(18)  “Authorizing Resolutions” shall have the meaning set forth in the Recitals.

(19)  “Barbados Group” shall have the meaning set forth on Section 1.5(c)(8) of the Disclosure Schedules

(20)  “Board of Directors” shall have the meaning set forth in the Recitals.

(21)  “Capitalization Date” shall have the meaning set forth in Section 2.2(a).

(22)  “CD&R Manager” shall have the meaning set forth in the Preamble.

(23)  “Closing Dates” shall have the meaning set forth in Section 1.3(a).

(24)  “Closings” shall have the meaning set forth in Section 1.5.

(25)  “Code” means the United States Internal Revenue Code of 1986, as amended.

(26)  “Company” shall have the meaning set forth in the Preamble.

(27)  “Company Fundamental Representations” shall have the meaning set forth in Section 1.5(c)(1).

(28)    “Company Group” means the Company and the Company Subsidiaries from time to time.

(29)    “Company Group Member” means any corporation, partnership, limited liability company, unincorporated association, trust or other entity within the Company Group.

(30)  “Company Indemnified Parties” shall have the meaning set forth in Section 5.2.

(31)    “Company Material Adverse Effect” means, with respect to the Company, any Effect that, individually or taken together with all other Effects that have occurred prior to the date of determination of the occurrence of the Company Material Adverse Effect, is or is reasonably likely to be materially adverse to the business, assets, liabilities, results of operations or financial condition of the Company Group, taken as a whole, provided, however, that in no event shall any of the following occurring, alone or in combination, be deemed to constitute, or be taken into account in determining whether a Company Material Adverse Effect has occurred: (A) any decrease in the market price of the Company’s Ordinary Shares on the NYSE, (B) any failure by the Company to meet any revenue or earnings projections, (C) any Effect that results from changes affecting the industry in which the Company operates, or the United States economy generally, or any Effect that results from changes affecting general worldwide economic or capital market conditions, (D) any Effect caused by the announcement or pendency of the transactions contemplated by this Agreement or the identity of the Purchaser or any of its Affiliates as the purchaser of the Preferred Shares pursuant to the transactions contemplated by this Agreement (including any litigation arising from this Agreement or the transactions contemplated hereby); (E) acts of war or terrorism or natural disasters, (F) the performance of this Agreement and the transactions contemplated hereby, including compliance with the covenants set forth herein, or any actions or omissions of the Company taken or omitted at the written request of the Purchaser; (G) changes in GAAP or other accounting standards (or any interpretation thereof) or (H) changes in any Laws or other binding directives issued by any Governmental Entity or interpretations or enforcement thereof; provided, however, that (x) the exceptions in clause (A) and (B) shall not prevent or otherwise affect a determination that any Effect underlying such change or failure has resulted in, or contributed to, a Company Material Adverse Effect, (y) with respect to clauses (C), (E), (G) and (H), such Effects, alone or in combination, may be deemed to constitute, or be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent such Effects disproportionately affect the Company Group, taken as a whole, relative to other companies operating in the same industry as the Company Group.

(32)  “Company RSUs” shall have the meaning set forth in Section 2.2(a).

(33)  “Company Share Options” shall have the meaning set forth in Section 2.2(a).

(34)  “Company Shareholder Meeting” shall have the meaning set forth in Section 4.3(a).

(35)  “Company Shareholders” shall have the meaning set forth in Section 4.3(a).

(36)  “Company Subsidiary” shall have the meaning set forth in Section 2.1(b).

(37)  “Competition Laws” means all Laws intended to prohibit, restrict or regulate actions having an anti-competitive effect or purpose, including competition, restraint of trade, anti-monopolization, merger control or antitrust Laws.

(38)  “Contract” means any written or oral agreement, arrangement, commitment or other instrument or obligation.

(39)    “Data Room” means the virtual data room at the website https://chclegal.securevdr.com that is being operated by the Company in connection with the transactions contemplated by this Agreement.

(40)  “De Minimis Claim” shall have the meaning set forth in Section 5.6(a)(2).

(41)  “Disclosure Schedules” shall have the meaning set forth in the first paragraph of Article II.

(42)  “Effect” means any change, event, effect, state of facts, occurrence, development or circumstance.

(43)    “Environmental Law” means any Laws regulating, relating to or imposing standards of conduct concerning protection of the environment or of human health and safety.

(44)  “Equity Securities” means the equity securities of the Company, including Preferred Shares and Ordinary Shares.

(45)    “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and all rules, regulations, rulings and interpretations adopted by the Internal Revenue Service or the Department of Labor thereunder.

(46)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(47)  “First Closing” shall have the meaning set forth in Section 1.2(a).

(48)  “First Closing Date” shall have the meaning set forth in Section 1.2(a).

(49)    “First Closing Purchase Price” means the purchase price payable by the Purchaser to the Company in respect of the First Closing Shares (which shall be equal to the product of (x) the number of First Closing Shares and (y) $1,000).

(50)  “First Closing Shares” shall have the meaning set forth in Section 1.1.

(51)  “First Reserve” means 6922767 Holding (Cayman) Inc., a Cayman Islands exempted company.

(52)    “First Reserve Registration Rights Agreement” means the Registration Rights Agreement, dated as of January 17, 2014, by and among the Company, 6922767 Holding (Cayman) Inc., a Cayman Islands exempted company with registered number 204856, and First Reserve (as defined therein), as amended or modified from time to time.

(53)    “First Reserve Shareholders’ Agreement” means the Shareholders’ Agreement, dated as of January 17, 2014, among the Company, 6922767 Holding (Cayman) Inc. and the other parties thereto.

(54)  “GAAP” shall have the meaning set forth in Section 2.5(c).

(55)    “Government Official” means any (i) officer, employee or other person acting for or on behalf of any Governmental Entity or public international organization or (ii) holder of, or candidate for, public office, political party or official thereof or member of a royal family, or any other person acting for or on behalf of the foregoing.

(56)    “Governmental Entity” means any transnational, multinational, domestic or foreign federal, state, provincial or local governmental, regulatory or administrative authority, instrumentality, department, court, arbitrator, agency, commission or official, including any political subdivision thereof, any state-owned or state-controlled enterprise, or any non-governmental self-regulatory agency, commission or authority.

(57)    “Indebtedness” means, with respect to any person, without duplication, (i) all obligations of such person for borrowed money (including accrued and unpaid interest and the full redemption value of any premiums, costs or penalties associated with repaying such obligations), or with respect to deposits or advances of any kind, (ii) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such person upon which interest charges are customarily paid (other than trade payables incurred in the ordinary course of business consistent with past practice), (iv) all obligations of such person under conditional sale or other title retention agreements relating to any property purchased by such person, (v) all obligations of such person incurred or assumed as the deferred purchase price of property or services (excluding obligations of such person to creditors for raw materials, inventory, services and supplies incurred in the ordinary course of business consistent with past practice), (vi) all lease obligations of such person required to be recorded as capital leases under GAAP, (vii) all obligations of others secured by a Lien on property or assets owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (viii) all obligations of such person under interest rate, currency or commodity derivatives or hedging transactions, (ix) all letters of credit or performance bonds issued for the account of such person and (x) all guaranties and arrangements having the economic effect of a guaranty by such person of any Indebtedness of any other person.

(58)  “Indemnified Party” shall have the meaning set forth in Section 5.3(b).

(59)  “Indemnifying Party” shall have the meaning set forth in Section 5.3(b).

(60)  “Information” shall have the meaning set forth in Section 4.4.

(61)    “Intellectual Property” means all worldwide intellectual and industrial property rights, including patents, utility models, trademarks, service marks, trade names, corporate names, trade dress, domain names, and other source indicators (and all goodwill relating thereto), copyrights and copyrighted works, inventions, know-how, trade secrets, methods, processes, formulae, technical or proprietary information, and technology and all registrations, applications, renewals, re-examinations, re-issues, divisions, continuations, continuations-in part and foreign counterparts thereof.

(62)    “Knowledge of the Company” means the knowledge, after reasonable inquiry, of the individuals set forth in Section  6.9(62) of the Disclosure Schedules.

(63)    “Knowledge of the Purchaser” means the knowledge, after reasonable inquiry, of the persons set forth on Section  6.9(63) of the Disclosure Schedules.

(64)    “Law” or “Laws” mean any statute, law, ordinance, treaty, rule, code, regulation or other binding directive issued, promulgated or enforced by any Governmental Entity, including, without limitation, airworthiness directives, Transport Canada regulations, Federal Aviation Regulations, regulations regarding operating certificates, and common carrier obligations.

(65)    “Lien” means any mortgage, deed of trust, pledge, option, power of sale, retention of title, right of pre-emption, right of first refusal, hypothecation, security interest, encumbrance, claim, lien or charge of any kind, or an agreement, arrangement or obligation to create any of the foregoing.

(66)  “Losses” shall have the meaning set forth in Section 5.1.

(67)    “Material Aircraft Leases” means all Aircraft Leases with the Company Group’s ten largest lessors (measured by number of Aircraft leased).

(68)    “Material Contract” means (i) each Material Aircraft Lease, (ii) each Contract involving Indebtedness of the Company or any Company Subsidiary exceeding $20 million, (iii) each Significant Customer Agreement and (iv) each Significant Supplier Agreement.

(69)    “Materials of Environmental Concern” means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactivity, and any other substances that are regulated pursuant to or could give rise to liability under any Environmental Law.

(70)  “Memorandum” shall have the meaning set forth in Section 2.1(a).

(71)  “Multiemployer Plan” means (x) a “multiemployer plan” as defined in Section 3(37) of ERISA that is maintained in the United States and (y) a non-U.S. defined-benefit pension plan (other than plans that are mandated by applicable

Law and administered by a Governmental Authority) for the benefit of employees of multiple unrelated employers, in each case, to which any Company Group Member contributes or is required to contribute and which is not maintained or administered by any Company Group Member.

(72)  “Non-Recourse Party” shall have the meaning set forth in Section 6.17.

(73)  “NYSE” shall have the meaning set forth in Section 4.3(a).

(74)  “OFAC” shall have the meaning set forth in Section 2.20(a).

(75)  “Omnibus Incentive Plan” means the CHC Group Ltd. 2013 Omnibus Incentive Plan, as amended in accordance with its terms and this Agreement.

(76)  “Ordinary Shares” shall have the meaning set forth in the Recitals.

(77)  “Passive Asset” shall mean any asset that produces passive income or that is held for the production of passive income for purposes of the PFIC Provisions taking into account the facts and circumstances that will exist immediately after the Closing.

(78)  “Permits” shall have the meaning set forth in Section 2.10.

(79)    “Permitted Offering” means an offering of Preferred Shares solely to existing holders of Ordinary Shares (excluding First Reserve and any of its Affiliates to the extent that First Reserve and its Affiliates agree not to participate in such offering), pro rata in accordance with their existing ownership percentages (excluding the ownership of Ordinary Shares by First Reserve and any of its Affiliates), at a price per share of $1,000 and for an aggregate amount of no less than $50 million and no more than $100 million, that is consummated not later than the date 90 days following the First Closing (or such other termination time prior to the 90th day following the First Closing as the Company may elect by notice to the Purchaser in the Company’s sole discretion); provided, that the Preferred Shares issued in such offering shall not be transferable until the date that is 8.5 years after the First Closing Date.

(80)    “Permitted Transferee” means, with respect to any person, (i) any Affiliate of such person, (ii) any successor entity of such person and (iii) with respect to any person that is an investment fund, vehicle or similar entity, any other investment fund, vehicle or similar entity of which such person or an Affiliate, advisor or manager of such person serves as the general partner, manager or advisor; provided, however, that no portfolio company of any person shall be a Permitted Transferee.

(81)    “PFIC” means a passive foreign investment company as defined under Sections 1291-1298 of the Code and the regulations thereunder.

(82)    “PFIC Provisions” shall mean Sections 1291 through 1298 of the Code and the regulations thereunder (or any successor to such provisions).

(83)    “Plan” means any employee benefit plan (as defined in Section 3(3) of ERISA, whether or not subject to ERISA) maintained for current or former employees of the Company or any Company Subsidiary or any other person with whom the Company is considered a single employer under Section 414 of the Code or Title IV of ERISA, to which any Company Group Member is required to contribute, including any pension, profit-sharing, retirement, death, disability, supplemental retirement, welfare benefit, retiree health, and life insurance plan, agreement or arrangement, or any other compensation plan, policy, program, agreement or arrangement, including any employment, change in control, bonus, equity or equity-based compensation, retention, severance, termination, deferred compensation or other similar agreement, arrangement, plan, policy or program that any Company Group Member, maintains, sponsors, is a party to, or as to which any Company Group Member otherwise has any material obligation or material liability, but excluding any Multiemployer Plans.

 (84) “Pre-Closing Period” shall have the meaning set forth in Section 4.1.

 (85) “Preferred Shares” shall have the meaning set forth in the Recitals.

 (86) “Pre-Signing Deductible” shall have the meaning set forth in Section 5.6(a)(1).

 (87) “Post-Signing Deductible” shall have the meaning set forth in Section 5.6(b)(1).

 (88)  “Purchase Price” means the amount that is the sum of the First Closing Purchase Price, the Second Closing Purchase Price and the Third Closing Purchase Price (if any).

 (89) “Purchased Shares” shall have the meaning set forth in Section 1.1.

 (90) “Purchaser” shall have the meaning set forth in the Preamble.

 (91) “Purchaser Fundamental Representations” shall have the meaning set forth in Section 1.5(d)(1).

 (92) “Purchaser Indemnified Parties” shall have the meaning set forth in Section 5.1.

 (93)  “Purchaser Transaction Expenses” means the reasonable costs and expenses of Purchaser incurred in connection with the transactions contemplated by this Agreement, including (i) the reasonable fees and expenses of Purchaser’s advisors in connection with each of the foregoing and (ii) and fees for which Purchaser is responsible pursuant to the last sentence of Section 4.1. In order to be included as “Purchaser Transaction Expenses” for which the Company is obligated to reimburse the Purchaser, the Company shall have an opportunity to review and comment on invoices from the Purchaser’s counsel prior to payment thereof.

 (94) “Registration Rights Agreement” shall have the meaning set forth in the Recitals.

 (95)  “Related Party” shall mean, with respect to any Company Group Member, a Company Group Member that is related within the meaning of Section 954(d)(3) of the Code as applied for purposes of the PFIC Provisions.

 (96) “Relevant Persons” shall have the meaning set forth in Section 2.19(a).

 (97)  “Relevant Year” shall mean, with respect to any member of the Company Group Member, the taxable year (as determined for US federal income tax purposes) of such member in which the First Closing occurs.

 (98) “Representatives” shall have the meaning set forth in Section 4.4.

 (99) “Requisite Shareholder Approval” shall have the meaning set forth in Section 4.3(a).

(100) “Schedule Updates” shall have the meaning set forth in Section 4.8(a).

(101) “SEC” shall have the meaning set forth in Section 2.5(a).

(102) “SEC Documents” shall have the meaning set forth in Section 2.5(a).

(103) “Second Closing” shall have the meaning set forth in Section 1.3(a).

(104) “Second Closing Date” shall have the meaning set forth in Section 1.3(a).

(105)     “Second Closing Purchase Price” means the purchase price payable by the Purchaser to the Company in respect of the Second Closing Shares (which shall be equal to the product of (x) the number of Second Closing Shares and (y) $1,000).

(106)     “Second Closing Shares” shall have the meaning set forth in Section 1.1.

(107)     “Shareholders’ Agreement” shall have the meaning set forth in the Recitals.

(108)     “Significant Customer Agreements” means, collectively, the helicopter operational agreements with the Company Group’s ten largest customers (measured by reference to the Company Group’s annual revenue), as set forth on Section 6.9(108) of the Disclosure Schedules, containing the principal terms pursuant to which any Company Group Member provides helicopter support services, including any material amendments thereto.

(109)     “Significant Supplier Agreements” means, collectively, the material agreements with the Company Group’s four largest suppliers (measured by reference to the Company Group’s aggregate annual costs and expenses), as set forth on Section 6.9(109) of the Disclosure Schedules, pursuant to which any Company Group Member was supplied with raw materials, supplies, Aircraft, Aircraft engines or Aircraft parts, including any material amendments thereto.

(110)     “Subsidiary” shall have the meaning set forth in Section 2.1(b).

(111)     “Tax Benefit” shall have the meaning set forth in Section 5.6(d).

(112)     “Tax Return” means any return, declaration, report, statement or other document filed or required to be filed in respect of Taxes (including any attached schedules), including any information return, claim for refund, amended return and declaration of estimated Tax.

(113)     “Taxes” means any U.S. federal, state, local, provincial or non-U.S. taxes, charges, fees, levies or other assessments, including income, capital gains, alternative, minimum, accumulated earnings, personal holding company, franchise, shares, profits, windfall profits, gross receipts, production, goods and services, sales, use, value added, transfer, registration, stamp, premium, excise, customs duties, severance, environmental (including taxes under section 59A of the Code), real property, personal property, ad valorem, occupancy, license, occupation, employment, payroll, social security, disability, unemployment, workers’ compensation, withholding, estimated or other similar tax, duty, fee, assessment or other governmental charge or deficiencies thereof (including all interest and penalties thereon, related liabilities and additions thereto).

(114)     “Third Closing” shall have the meaning set forth in Section 1.4(a).

(115)     “Third Closing Date” shall have the meaning set forth in Section 1.4(a).

(116)     “Third Closing Purchase Price” means the purchase price payable by the Purchaser to the Company in respect of the Third Closing Shares (which shall be equal to the product of (x) the number of Third Closing Shares (if any) and (y) $1,000).

(117)     “Third Closing Shares” shall have the meaning set forth in Section 1.1.

(118)     “Third Party Claim” shall have the meaning set forth in Section 5.3(b).

(119)     “Transaction Documents” means this Agreement, the Shareholders’ Agreement, the Voting Agreement and the Registration Rights Agreement.

(120)     “Voting Agreement” shall have the meaning set forth in the Recitals.

(121)     “Voting Debt” shall have the meaning set forth in Section 2.2(c).

Section 6.10 Captions. The article, section, paragraph and clause captions herein are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

Section 6.11 Severability. If any provision of this Agreement or the application thereof to any person (including the officers and directors of the parties hereto) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

Section 6.12 No Third Party Beneficiaries. Except as expressly provided herein, nothing contained in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto (and their permitted assigns), any benefit, right or remedies.

Section 6.13 Public Announcements. Subject to each party’s disclosure obligations imposed by law or regulation or the rules of any stock exchange, each of the parties hereto will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and any of the transactions contemplated by this Agreement, and neither the Company nor the Purchaser will make any such news release or public disclosure without first consulting with the other, and, in each case, also receiving the other’s consent (which shall not be unreasonably withheld or delayed) and each party shall coordinate with the party whose consent is required with respect to any such news release or public disclosure.

Section 6.14 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, without the necessity of posting bond or other undertaking, the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity, and in the event that any action or suit is brought in equity to enforce the provisions of this Agreement, and no party will allege, and each party hereby waives, the defense or counterclaim that there is an adequate remedy at law.

Section 6.15 Termination. This Agreement may only be terminated prior to the First Closing:

(a)    by mutual written agreement of the Company and the Purchaser;

(b)    by the Company or the Purchaser, upon written notice to the other party given at any time on or after March 31, 2015; provided, however, that the right to terminate this Agreement pursuant to this Section 6.15(b) shall not be available to any party whose failure to fulfill any obligations under this Agreement shall have been the cause of, or shall have resulted in, the failure of the First Closing to occur on or prior to such date;

(c)     by notice given by the Company to the Purchaser, if there have been one or more inaccuracies in or breaches of one or more representations, warranties, covenants or agreements made by the Purchaser in this Agreement such that the conditions in Section 1.5(d) would not be satisfied and which have not been cured by the Purchaser within thirty (30) days after receipt by the Purchaser of written notice from the Company requesting such inaccuracies or breaches to be cured; or

(d)    by notice given by the Purchaser to the Company, if there have been one or more inaccuracies in or breaches of one or more representations, warranties, covenants or agreements made by the Company in this Agreement such that the conditions in Section 1.5(a) would not be satisfied and which have not been cured by the Company within thirty (30) days after receipt by the Company of written notice from the Purchaser requesting such inaccuracies or breaches to be cured.

Section 6.16 Effects of Termination. In the event of any termination of this Agreement in accordance with Section 6.15, neither party (or any of its Affiliates) shall have any liability or obligation to the other (or any of its Affiliates) under or in respect of this Agreement, except to the extent of (A) any liability arising from any breach by such party under this Agreement arising prior to such termination or (B) any fraud of this Agreement. In the event of any such termination, this Agreement shall become void and have no effect, and the transactions contemplated hereby shall be abandoned without further action by the parties hereto, in each case, except (x) as set forth in the preceding sentence and (y) that the provisions of Section 4.4 (Confidentiality), Section 6.2 to Section 6.13 (Amendment, Waiver; Counterparts; Governing Law; Waiver of Jury Trial; Notices; Entire Agreement, Assignment; Interpretation; Other Definitions; Captions; Severability; No Third Party Beneficiaries; Public Announcements) and Section 6.17 (Non-Recourse) shall survive the termination of this Agreement.

Section 6.17 Non-Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto, including entities that become parties hereto after the date of this Agreement, and no former, current or future equityholders, controlling persons, directors, officers, employees, agents or Affiliates of any party hereto or any former, current or future equityholder, controlling person, director, officer, employee, general or limited partner, member, manager, advisor, agent or Affiliate of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith. Without limiting the rights of either party against the other party hereto, in no event shall either party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

Section 6.18 Disclosure Schedules; Data Room.

(a)    Any matter disclosed by the Company in the Disclosure Schedules to this Agreement pursuant to any Section of this Agreement shall be deemed to have been disclosed by the Company for purposes of each other Section of this Agreement to which such disclosure is readily apparent.

(b)    No later than five business days after the date of this Agreement, the Company shall deliver to Purchaser a true and complete electronic copy (in CD-ROM format) of the Data Room as of 12:00 pm New York City time on the date of this Agreement. Any files, information, documents or other data uploaded to the Data Room after 12:00 p.m. New York City time on the date of this Agreement shall not constitute files, information, documents or other data made available or furnished to the Purchaser prior to the entry into this Agreement or for which the Purchaser was provided sufficient opportunity to review prior to the entry into this Agreement for any purpose under this Agreement or otherwise.

[Signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

CHC GROUP LTD.

By:	/s/ Michael J. O’Neill
Name:	Michael J. O’Neill
Title:	Senior Vice President and Chief Legal Officer

CLAYTON, DUBILIER & RICE FUND IX, L.P.
By: CD&R Associates IX, L.P., its general partner
By: CD&R Investment Associates IX, Ltd., its general partner

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Vice President, Treasurer and Assistant Secretary

Solely for purposes of Section 1.5(c)(5) and Section 6.1(ii) hereof:

CLAYTON, DUBILIER & RICE, LLC

By	/s/ Donald J. Gogel
Name:	Donald J. Gogel
Title:	President, Chief Executive Officer and Chairman

[Signature Page to Investment Agreement]

Annex B

CHC Group Ltd.
Voting Agreements

Execution Version

PRE-CLOSING VOTING AGREEMENT

This PRE-CLOSING VOTING AGREEMENT (this “Agreement”) is entered into as of August 21, 2014, by and among Clayton, Dubilier & Rice Fund IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner, CD&R Associates IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner, CD&R Investment Associates IX, Ltd. a Cayman Islands exempted limited company (the “Purchaser”) and 6922767 Holding (Cayman) Inc., a Cayman Islands exempted limited company (“Shareholder”).

RECITALS

WHEREAS, as of the date hereof, Shareholder is the legal and beneficial owner (as defined in Rule 13d-3 of the Exchange Act, which meaning will apply for all purposes of this Agreement whenever the term “beneficial” or “beneficially” is used) of 46,519,484 ordinary shares, of a nominal or par value of $0.0001 per share (the “Ordinary Shares”), of CHC Group Ltd., a Cayman Islands exempted limited company (the “Company”) (such Ordinary Shares, together with any other Ordinary Shares over which Shareholder acquires beneficial ownership during the period from the date hereof through the term of this Agreement are collectively referred to herein as the “Subject Shares”);

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and the Purchaser are entering into an Investment Agreement (the “Investment Agreement”) among the Company, the Purchaser and Clayton, Dubilier and Rice, LLC, a Delaware limited liability company, pursuant to which the Company will issue and sell to the Purchaser, and the Purchaser will purchase from the Company, preferred shares of the Company, of a nominal or par value of $0.0001 per share, designated as “Convertible Preferred Shares” (the “Preferred Shares”), and which are convertible into Ordinary Shares;

WHEREAS, the Company’s shareholders will be required to approve the issuance of the Preferred Shares to the Purchaser (the “Issuance”); and

WHEREAS, as an inducement to the Purchaser’s willingness to enter into the Investment Agreement, the Purchaser and Shareholder are entering into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1 Capitalized Terms. For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Investment Agreement.

ARTICLE II
VOTING AGREEMENT

Section 2.1 Agreement to Vote the Subject Shares During the Voting Period. Shareholder hereby agrees that, during the period from the date hereof through the termination of this Agreement pursuant to Section 5.1 (the “Voting Period”), at any meeting (whether annual or special and each adjourned, reconvened or postponed meeting) of the Company’s shareholders, however called, and in any written resolution of the Company’s shareholders (if applicable) in lieu of such a meeting, Shareholder shall, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause its Subject Shares to be counted as present thereat for purposes of establishing a quorum, and it shall vote or consent (or cause to be voted or consented), irrevocably and unconditionally, in person or by proxy, all of its Subject Shares:

(a)    in favor of a proposal to approve the Issuance;

(b)    in favor of any additional approvals of the shareholders of the Company required under the Articles or any regulation or rule of the New York Stock Exchange, in each case in connection with the Issuance;

(c)     at the request of the Purchaser, in favor of adoption of any other proposal that the Company’s Board of Directors (the “Board”) has (i) determined is reasonably necessary to facilitate the Issuance in accordance with the terms of the Investment Agreement or any other matter contemplated by the Investment Agreement and (ii) recommended to be adopted by the shareholders of the Company; and

(d)    against any other action, agreement or transaction, that is intended, or the effect of which could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the approvals and actions in Sections 2.1(a), (b) and (c) or completion of the transactions contemplated by the Investment Agreement.

ARTICLE III
COVENANTS

Section 3.1 Subject Shares(a). (a) Shareholder agrees that during the Voting Period it shall not, without the Purchaser’s prior written consent, (i) directly or indirectly (A) offer for sale, sell (including short sales), contract to sell, assign, hypothecate, transfer, tender, pledge, grant a security interest in, encumber, assign or otherwise dispose of (including by gift) (collectively, a “Transfer”), or enter into any contract, option, right or warrant to purchase, derivative, hedging or other agreement or arrangement or understanding (including any profit- or loss-sharing arrangement) with respect to or related to a Transfer of any or all of the Subject Shares or consent to or approve any of the foregoing in this clause (i), (ii) grant any proxies or powers of attorney with respect to, or deposit into a voting trust or enter into a voting arrangement, whether by proxy, voting agreement or otherwise with respect to, any or all of the Subject Shares or agree, commit or enter into any understanding to enter into any such voting trust, voting arrangement, proxy or voting agreement or (iii) take any other action that would materially restrict, limit or interfere with the performance of Shareholder’s obligations hereunder; provided, that Shareholder may Transfer any of its Subject Shares or any interest contained therein to any Affiliate of Shareholder; provided; however, that (A) the effectiveness of any such Transfer shall be conditioned on the transferee agreeing in writing to be bound by the provisions of this Agreement, (B) if such Transfer would reasonably be expected to diminish the Purchaser’s ability to enforce this Agreement, such Transfer must be approved in writing by the Purchaser and (C) any such Transfer shall not relieve Shareholder from any liability or obligations hereunder.

(a)    In the event of a share dividend or distribution, or any change in the Ordinary Shares by reason of any share dividend or distribution, split-up, recapitalization, combination, conversion, exchange of shares or similar transaction, the term “Subject Shares” shall be deemed to refer to and include the Subject Shares as well as all such share dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged or which are received in such transaction.

(b)    Shareholder shall, during the Voting Period, notify the Purchaser of the number of any new Ordinary Shares or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Article II acquired by Shareholder, if any, after the date hereof.

(c)     Shareholder shall, on or prior to the First Closing Date, execute and deliver (i) the Amendment to the First Reserve Shareholders’ Agreement, duly executed by it, and (ii) the Amended and Restated First Reserve Registration Rights Agreement, duly executed by it.

(d)    Shareholder shall cause, on or prior to the First Closing Date (i) one member of the Board designated by Shareholder to resign in accordance with Section 1.4 of the Investment Agreement, (ii) the Directors designated and appointed by Shareholder pursuant to the First Reserve Shareholders’ Agreement to vote to increase of the size of the Board as required to satisfy the Purchaser’s right to designate CD&R Designees (as defined in the Shareholders’ Agreement) in accordance with the Shareholders’ Agreement and (iii) its written consent to such change in the total number of Directors to be delivered to the Board.

Section 3.2 Shareholder’s Capacity; Shareholder Designees. All agreements and understandings made herein shall be made solely in Shareholder’s capacity as a holder of the Subject Shares and not in any other capacity. For the avoidance of doubt, the parties acknowledge and agree that (i) Shareholder is represented on the Company’s Board of Directors and agree that any designee of Shareholder on the Company’s Board of Directors (the “Shareholder Designees”) shall be free to act in his capacity as a director of the Company in accordance with such director’s fiduciary duties under the laws of the Cayman Islands, including with respect to any vote cast or written consent given in his capacity as a director of the Company on any matter, (ii) nothing herein shall prohibit or restrict any Shareholder Designee from taking any action in his capacity as a director in facilitation of the exercise of such director’s fiduciary duties under the laws of the Cayman Islands and (iii) no action taken by any Shareholder Designee acting solely in his capacity as a director of the Company, including any vote cast or written consent given in his capacity as a director of the Company on any matter, shall be deemed to be a breach by Shareholder of this Agreement.

Section 3.3 Permitted Offering. Shareholder hereby agrees not to subscribe for any Preferred Shares in the Permitted Offering.

Section 3.4 Further Assurances. Each of the parties shall, from time to time, use its respective commercially reasonable efforts to perform, or cause to be performed, such further acts and to execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as may be necessary to vest in another party the power to carry out and give effect to the provisions of this Agreement.

Section 3.5 Entry Into Post-Closing Voting Agreement. On the First Closing Date, the Purchaser and Shareholder shall enter into the Post-Closing Voting Agreement in the form attached here to as Exhibit A.

ARTICLE IV
representations and warranties

Section 4.1 Representations and Warranties of Shareholder. Shareholder hereby represents and warrants to the Purchaser as follows:

(a)    Due Organization and Authorization. Shareholder is duly incorporated and validly existing under the Laws of its jurisdiction of incorporation. Shareholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Shareholder have been duly authorized by all necessary action on the part of Shareholder. This Agreement has been duly executed and delivered by Shareholder and (assuming the due authorization, execution and delivery by the Purchaser) constitutes a valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, except to the extent enforcement is limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and by general equitable principles.

(b)    Ownership of Shares. As of the date hereof, Shareholder is the legal and beneficial owner of the Subject Shares and has the sole power to vote or cause to be voted such Subject Shares. As of the date hereof, Shareholder does not own or hold any right to acquire any additional shares of any class of share capital of the Company or other securities of the Company or any interest therein or any voting rights with respect to any securities of the Company other than the Subject Shares. Shareholder has good and valid title to the Subject Shares, free and clear of any and all Liens of any nature or kind whatsoever, other than (i) those created by this Agreement or (ii) those imposed under applicable securities Laws.

(c)     No Conflicts. Other than, in the case of clauses (i) and (ii)(z) below, compliance by Shareholder with the applicable requirements of the Exchange Act, (i) no filing with any Governmental Entity, and no authorization, consent or approval of any other Person is necessary for the execution, delivery and performance of this Agreement by Shareholder and the consummation by Shareholder of the transactions contemplated hereby and (ii) none of the execution, delivery and performance of this Agreement by Shareholder, the consummation by Shareholder of the transactions contemplated hereby or compliance by Shareholder with any of the provisions hereof shall (x) conflict with or result in any breach of the constitutional documents of Shareholder, (y) result in, or give rise to, a violation or breach of or a default under any of the terms of any contract, understanding, agreement or other instrument or obligation to which Shareholder is a party or by which Shareholder or any of the Subject Shares or its assets may be bound or (z) violate any applicable Law except as would not reasonably be expected to materially impair Shareholder’s ability to perform its obligations under this Agreement.

Section 4.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to Shareholder as follows:

(a)    Due Organization and Authorization. The Purchaser is a Cayman Islands exempted limited partnership duly organized and validly existing under the Laws of the Cayman Islands. The Purchaser has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Purchaser have been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and (assuming the due authorization, execution and delivery by Shareholder) constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except to the extent enforcement is limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and by general equitable principles.

(b)    No Conflicts. Other than, in the case of clauses (i) and (ii)(z) below, compliance by the Purchaser with the applicable requirements of the Exchange Act, (i) no filing with any Governmental Authority, and no authorization, consent or approval of any other Person is necessary for the execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby and (ii) none of the execution, delivery and performance of this Agreement by the Purchaser, the consummation by the Purchaser of the transactions contemplated hereby or compliance by the Purchaser with any of the provisions hereof shall (x) conflict with or result in any breach of the organizational documents of the Purchaser, (y) result in, or give rise to, a violation or breach of or a default under any of the terms of any contract, understanding, agreement or other instrument or obligation to which the Purchaser is a party or by which the Purchaser or any of its assets may be bound or (z) violate any applicable Law except as would not reasonably be expected to materially impair the Purchaser’s ability to perform its obligations under this Agreement.

ARTICLE V
termination

Section 5.1 Termination. This Agreement shall automatically terminate, and neither the Purchaser nor Shareholder shall have any rights or obligations hereunder and this Agreement shall become null and void and have no effect upon the earliest to occur of: (i) a written agreement among the Purchaser and Shareholder to terminate this Agreement; (ii) March 31, 2015; (iii) the termination of the Investment Agreement in accordance with its terms and (iv) the Second Closing. Notwithstanding anything to the contrary herein, the provisions of Article VI shall survive the termination of this Agreement.

ARTICLE VI
miscellaneous

Section 6.1 Publication. Shareholder hereby permits the Purchaser and the Company to publish and disclose publicly (including in any documents and schedules filed with the Securities and Exchange Commission) Shareholder’s identity and ownership of Ordinary Shares and the nature of its commitments, arrangements and understandings pursuant to this Agreement as reasonably determined by the Purchaser to be required under applicable Law or under the rules and regulations of the New York Stock Exchange.

Section 6.2 Fees and Expenses. Except as set forth in the Investment Agreement, Shareholder and the Purchaser shall be responsible for their own fees and expenses (including the fees and expenses of investment bankers, accountants and counsel) in connection with the entering into of and performance under this Agreement and the consummation of the transactions contemplated hereby and by the Investment Agreement.

Section 6.3 Amendments, Waivers. This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by each of the parties hereto; provided, that any amendment, change, supplement, waiver or other modification that would reasonably be expected to be adverse to the Company shall require the consent of the Company. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance

Section 6.4 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by telecopy, facsimile or electronic mail, upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

If to the Purchaser, to it at:

c/o Clayton, Dubilier & Rice, LLC
375 Park Avenue, 18th Floor
New York, NY 10152
Attn:        Nathan K. Sleeper
Fax:         (212) 407-5252
Email:     nsleeper@cdr-inc.com

with a copy to (which copy alone shall not constitute notice):

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attn:        Kevin A. Rinker
Fax:         (212) 521-7569
Email:     karinker@debevoise.com

If to Shareholder, to it at:

c/o First Reserve Corporation
First Reserve
One Lafayette Place
Greenwich, CT 06830
Attn: Alan Schwartz
Fax: (203) 661-6601
Email:     aschwartz@firstreserve.com

with a copy to (which copy alone shall not constitute notice):

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attn:        William E. Curbow
Fax:         (212) 455-2502
Email:     wcurbow@stblaw.com

and with a copy to (which copy alone shall not constitute notice):

Simpson Thacher & Bartlett LLP
2 Houston Center – Suite 1475
909 Fannin Street
Houston, Texas 77010
Attn:        Christopher R. May
Fax:         (713) 821-5602
Email:     cmay@stblaw.com

Section 6.5 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 6.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 6.7 Entire Agreement; Assignment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the parties.

Section 6.8 Parties in Interest. The Company shall be a third party beneficiary under this Agreement and shall be entitled to enforce this Agreement as if it were a party hereto. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and the Company, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

Section 6.9 Interpretation. When a reference is made in this Agreement to a Section or Exhibit, such reference shall be to a Section of, or an Exhibit to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms “or” and “any” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted assigns and successors. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.

Section 6.10 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan, State of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. The parties hereby irrevocably and unconditionally consent to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of the venue of any such action, suit or proceeding in any such court or that any such action, suit or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in this Section 6.10 shall be deemed effective service of process on such party. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.11 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, without the necessity of posting bond or other undertaking, the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity, and in the event that any action or suit is brought in equity to enforce the provisions of this Agreement, and no party will allege, and each party hereby waives, the defense or counterclaim that there is an adequate remedy at Law.

Section 6.12 No Partnership, Agency or Joint Venture. This Agreement is intended to create a contractual relationship between Shareholder and the Purchaser and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between or among the parties hereto. Without limiting the generality of the foregoing sentence, the Purchaser shall not be deemed to beneficially own any security solely as a result of the Purchaser’s execution of this Agreement, and Shareholder (i) is entering into this Agreement solely on its own behalf and Shareholder shall not have any liability (regardless of the legal theory advanced) for any breach of any similar agreement by any other shareholder of the Company and (ii) by entering into and performing under this Agreement does not intend to form a “group” for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law.

Section 6.13 Counterparts. This Agreement may be executed in separate counterparts, each of which shall be considered one and the same agreement and shall become effective when each of the parties has delivered a signed counterpart to the other parties, it being understood that all parties need not sign the same counterpart. Such counterpart executions may be transmitted to the parties by facsimile transmission or electronic “.pdf”, which shall have the full force and effect of an original signature.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

CLAYTON, DUBILIER & RICE FUND IX, L.P.
By:	CD&R Associates IX, L.P.
its general partner

By:	CD&R Investment Associates IX, Ltd.
its general partner

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Vice President, Treasurer and Assistant Secretary

6922767 HOLDING (CAYMAN) INC.

By:	/s/ Dod E. Wales
Name:	Dod E. Wales
Title:	Director

[Signature Page to Pre-Closing Voting Agreement]

Exhibit A

POST-CLOSING VOTING AGREEMENT

This POST-CLOSING VOTING AGREEMENT (this “Agreement”) is entered into as of [●], 2014, by and among [●], a [●] (the “CD&R Shareholder”) and 6922767 Holding (Cayman) Inc., a Cayman Islands exempted limited company (the “First Reserve Shareholder” and, together with the CD&R Shareholder, the “Shareholder Parties”).

RECITALS

WHEREAS, as of the date hereof, the First Reserve Shareholder is the legal and beneficial owner (as defined in Rule 13d-3 of the Exchange Act, which meaning will apply for all purposes of this Agreement whenever the term “beneficial” or “beneficially” is used) of [●] ordinary shares, of a nominal or par value of $0.0001 per share (the “Ordinary Shares”), of CHC Group Ltd., a Cayman Islands exempted limited company (the “Company”); and

WHEREAS, the Company and the CD&R Shareholder are parties to that certain Investment Agreement (as amended, the “Investment Agreement”), pursuant to which, on the date hereof, the Company is issuing to the CD&R Shareholder [●] preferred shares, of a nominal or par value of $0.0001 per share, of the Company, designated as “Convertible Preferred Shares” (the “Preferred Shares”), which are convertible into Ordinary Shares, and which entitle the CD&R Shareholder to voting power at the Company commensurate with the number of Ordinary Shares into which the Preferred Shares may be converted, up to a maximum of 49.9% of the total voting power of all Ordinary Shares (including voting power attributable to Preferred Shares that are convertible into Ordinary Shares).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1 Capitalized Terms. For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Investment Agreement.

ARTICLE II
VOTING AGREEMENT

Section 2.1 Agreement to Vote.

(a)    Each Shareholder Party irrevocably and unconditionally agrees to vote, and to cause each Affiliate of such Shareholder Party to whom such Shareholder Party transfers Preferred Shares (and in the case of the CD&R Shareholder, all Ordinary Shares issued upon conversion of the Preferred Shares) or Ordinary Shares to vote, in person or by proxy, at any meeting (whether annual or special and each adjourned, reconvened or postponed meeting) of the Company’s shareholders, however called, or to act by written resolution of the Company’s shareholders (if applicable) with respect to, all Preferred Shares (and in the case of the CD&R Shareholder, all Ordinary Shares issued upon conversion of the Preferred Shares) or Ordinary Shares or other equity securities of the Company having the right to vote for the appointment of directors to the board of directors of the Company (the “Board”) legally and beneficially owned by it to (i) cause the appointment of the designees to the Board of the CD&R Shareholder for so long as the CD&R Shareholder has the right to nominate any directors pursuant to Section 2.2 of the Shareholders’ Agreement, dated as of [●], 2014, between the CD&R Shareholder, the other shareholders party thereto and the Company (as amended, the “CD&R Shareholders’ Agreement”) and (ii) cause the appointment of the designees to the Board of the First Reserve Shareholder for so long as the First Reserve Shareholder has the right to nominate any directors pursuant to Section 2.1 of the Shareholders’ Agreement, dated as of January 17, 2014, between the First Reserve Shareholder, the other shareholders party thereto and the Company (as amended, the “First Reserve Shareholders’ Agreement”; and, together with the CD&R Shareholders’ Agreement, the “Shareholders’ Agreements”).

(b)    If (i) any of the CD&R Parties (as defined in the CD&R Shareholders’ Agreement) desires to exercise preemptive rights to acquire New Securities (as defined in the CD&R Shareholders’ Agreement) pursuant to Section 2.6 of the CD&R Shareholders’ Agreement and (ii) the issuance of such New Securities would require approval of the shareholders of the Company as a result of any such CD&R Party’s status as an Affiliate of the Company, the First Reserve Shareholder irrevocably and unconditionally agrees to vote, and to cause each Affiliate of the First Reserve Shareholder to whom the First Reserve Shareholder transfers Ordinary Shares to vote, in person or by proxy, at any meeting (whether annual or special and each adjourned, reconvened or postponed meeting) of the Company’s shareholders, however called, or to act by written resolution of the Company’s shareholders (if applicable) with respect to, all Ordinary Shares or other equity securities of the Company having the right to vote in favor of such issuance beneficially owned by it, in favor of such issuance.

ARTICLE III
MISCELLANEOUS

Section 3.1 Termination. This Agreement shall terminate from and after such time as either the CD&R Shareholder or the First Reserve Shareholder is not obligated to vote its shares in favor of the other Shareholder Party’s nominee(s) pursuant to Section 2.1(a), except as provided in the next sentence. If, following the date hereof, either Shareholder Party enters into an amendment to the applicable Shareholders’ Agreement that directly modifies the rights and obligations of such Shareholder Party with respect to the nomination and appointment of designees to the Board, the other Shareholder Party shall not be obligated to vote its shares in favor of the amending party’s nominee(s) unless it has consented in writing to such amendment, and, in such event, this Agreement shall remain in effect notwithstanding the previous sentence and the amending party shall remain obligated to vote its shares as provided in Section 2.1(a).

Section 3.2 Amendments, Waivers. This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by each of the parties hereto. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

Section 3.3 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (i) on the date of delivery if delivered personally or by telecopy, facsimile or electronic mail, upon confirmation of receipt, (ii) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (iii) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

If to the CD&R Shareholder, to it at:

c/o Clayton, Dubilier & Rice, LLC
375 Park Avenue, 18th Floor
New York, NY 10152
Attn:        Nathan K. Sleeper
Fax:         (212) 407-5252
Email:     nsleeper@cdr-inc.com

with a copy to (which copy alone shall not constitute notice):

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attn:        Kevin A. Rinker
Fax:         (212) 521-7569
Email:     karinker@debevoise.com

If to the First Reserve Shareholder, to it at:

c/o First Reserve Corporation
First Reserve
One Lafayette Place
Greenwich, CT 06830
Attn: Alan G. Schwartz
Fax: (203) 661-6601
Email:     aschwartz@firstreserve.com

with a copy to (which copy alone shall not constitute notice):

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attn:        William E. Curbow
Fax:         (212) 455-2502
Email:     wcurbow@stblaw.com

and with a copy to (which copy alone shall not constitute notice):

Simpson Thacher & Bartlett LLP
2 Houston Center – Suite 1475
909 Fannin Street
Houston, Texas 77010
Attn:        Christopher R. May
Fax:         (713) 821-5602
Email:     cmay@stblaw.com

Section 3.4 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 3.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 3.6 Entire Agreement; Assignment. This Agreement, together with the Shareholders’ Agreements, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the parties; provided, however, that either Shareholder Party may, without the consent of the other party, assign this Agreement to one or more of its Controlled Affiliates (as defined in the applicable Shareholders’ Agreement) that become a party to the applicable Shareholders’ Agreement in connection with the transfer of any Preferred Shares or Ordinary Shares by such Shareholder Party to such Controlled Affiliate(s).

Section 3.7 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

Section 3.8 Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms “or” and “any” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted assigns and successors. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.

Section 3.9 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan, State of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. The parties hereby irrevocably and unconditionally consent to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of the venue of any such action, suit or proceeding in any such court or that any such action, suit or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in this Section 3.9 shall be deemed effective service of process on such party. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 3.10 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, without the necessity of posting bond or other undertaking, the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity, and in the event that any action or suit is brought in equity to enforce the provisions of this Agreement, and no party will allege, and each party hereby waives, the defense or counterclaim that there is an adequate remedy at Law.

Section 3.11 No Partnership, Agency or Joint Venture. This Agreement is intended to create a contractual relationship between parties hereto and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between or among the parties hereto.

Section 3.12 Counterparts. This Agreement may be executed in separate counterparts, each of which shall be considered one and the same agreement and shall become effective when each of the parties has delivered a signed counterpart to the other parties, it being understood that all parties need not sign the same counterpart. Such counterpart executions may be transmitted to the parties by facsimile transmission or electronic “.pdf”, which shall have the full force and effect of an original signature.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

[●]

By:
Name:
Title:

6922767 HOLDING (CAYMAN) INC.

By:
Name:
Title:

[Signature Page to Post-Closing Voting Agreement]

Annex C

CHC Group Ltd.
Form of Description of Shares

EXHIBIT A

RIGHTS AND RESTRICTIONS OF THE CONVERTIBLE PREFERRED
SHARES OF CHC GROUP LTD. ESTABLISHING THE TERMS OF THE
CONVERTIBLE PREFERRED SHARES

Section 1. Number of Preferred Shares and Designation. 5,000,000 preferred shares of the Company shall constitute a series of preferred shares designated as Convertible Preferred Shares (the “Preferred Shares”).

Section 2. Rank of the Preferred Shares. Each Preferred Share shall rank equally in all respects and shall be subject to the provisions herein. The Preferred Shares shall, with respect to payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding up of the affairs of the Company or otherwise (i) rank senior and prior to the Company’s ordinary shares, of a nominal or par value of $0.0001 per share (the “Ordinary Shares”) to the extent set out herein, and to each other class or series of equity securities of the Company, whether currently issued or issued in the future, that by its terms does not expressly rank senior to, or on parity with, the Preferred Shares as to payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding up of the affairs of the Company, or otherwise (all of such equity securities, including the Ordinary Shares, are collectively referred to herein as “Junior Securities”) and (ii) rank junior to each class or series of equity securities of the Company, whether currently issued or issued in the future without violation of the terms herein, that by its terms expressly ranks senior to the Preferred Shares as to payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding up of the affairs of the Company or otherwise (all of such equity securities are collectively referred to herein as “Senior Securities”), and (iii) rank on parity with each other class or series of equity securities of the Company, whether currently issued or issued in the future without violation of the terms herein, that expressly provides that it ranks on parity with the Preferred Shares as to payment of dividends, redemption payments or rights (including as to the distribution of assets) upon liquidation, dissolution or winding up of the affairs of the Company or otherwise (all of such equity securities are collectively referred to herein as “Parity Securities”).

Section 3. Definitions.

(a)    As used herein the following terms have the meanings set forth below or in the section cross-referenced below, as applicable, whether used in the singular or the plural:

“Accrued Dividends” means, as of any date, with respect to any Preferred Share, all dividends or other distributions that have accrued pursuant to Section 4(a)(ii) but that have not been paid in cash or applied to the capitalisation of reserves and issuance of Preferred Shares as of such date.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purposes of this definition, “control” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Articles” means the memorandum of association of the Company and the articles of association of the Company (each as supplemented or otherwise modified from time to time).

“Base Amount” means, with respect to any Preferred Share, as of any date, the sum of (x) the Liquidation Preference and (y) the Base Amount Accrued Dividends with respect to such share as of such date.

“Base Amount Accrued Dividends” means, with respect to any Preferred Share, as of any date, (i) if a Preferred Dividend Payment Date has occurred since the issuance of such share, the Accrued Dividends with respect to such share as of the preceding Preferred Dividend Payment Date (taking into account the payment of Preferred Dividends, if any, on such Preferred Dividend Payment Date) or (ii) if no Preferred Dividend Payment Date has occurred since the issuance of such share, zero.

“Beneficially Own” has the meaning given such term in Rules 13d-3 and 13d-5 under the Exchange Act, and a Person’s beneficial ownership of Capital Shares of any Person shall be calculated in accordance with the provisions of such Rules, but without taking into account any contractual restrictions or limitations on voting or other rights.

“Board of Directors” means the board of directors of the Company or any committee thereof duly authorized to act on behalf of such board of directors for the purposes in question.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in New York City or the Cayman Islands.

“Capital Shares” means, with respect to any Person, any and all shares, interests (including partnership interests), rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred shares, but excluding any debt securities convertible into such equity.

“Capitalisation Issue” has the meaning set forth in Section 4(a)(iii).

“Change of Control” means the occurrence, directly or indirectly, of any of the following:

(1)           any purchase, merger, acquisition or other transaction or series of related transactions following the Original Issuance Date immediately following which any Person or Group (other than the Investor or its Affiliates or any Group including the Investor or its Affiliates) shall Beneficially Own, directly or indirectly, the Company’s Capital Shares entitling such Person to exercise 50% or more of the total voting power of all classes of Voting Shares of the Company; or

(2)           any transaction or series of related transactions immediately following which the Persons who Beneficially Own the Voting Shares of the Company immediately prior to such transaction or transactions cease to Beneficially Own at least 50% of the Voting Shares of the Company, any successor thereto or any parent entity thereof immediately following such transaction or transactions; provided, that no such transaction or series of related transactions shall constitute a Change of Control if the requisite approval of the Board of Directors would not have been obtained had the directors designated by the Investor or its Affiliates pursuant to Section 2.2 of the Shareholders’ Agreement abstained with respect to such transaction or series of related transaction.

“Change of Control Effective Date” has the meaning set forth in Section 8(a).

“Change of Control Sale” has the meaning set forth in Section 8(a).

“Company Conversion Date” has the meaning set forth in Section 6(f)(i).

“Conversion Date” has the meaning set forth in Section 6(f)(iii).

“Conversion Notice” has the meaning set forth in Section 6(f)(ii).

“Conversion Price” means, as of any date, the Initial Conversion Price, as adjusted pursuant to Section 9 on or prior to such date.

“Conversion Right” has the meaning set forth in Section 6(b).

“Company” means CHC Group Ltd.

“Current Average Market Price” means, as of any date, the average of the daily VWAP per Ordinary Share or other securities on each of the 10 consecutive Trading Days immediately preceding the last Business Day before such date; provided, that if the Ex-Date with respect to the issuance or distribution of a Participating Dividend occurs during such 10 consecutive Trading Day period, Current Average Market Price means the average of the daily VWAP per Ordinary Share or other securities on each of the 10 consecutive Trading Days immediately preceding such Ex-Date.

“Debt Documents” means (i) the Credit Agreement, dated as of January 23, 2014, among the Company, 6922767 Holding S.À R.L., CHC Helicopter Holding S.À R.L., CHC Helicopter S.A., the Lenders party thereto and the other parties thereto; (ii) the Indenture, dated as of October 4, 2010, among CHC Helicopter S.A., the Guarantors named therein, HSBC Corporate Trustee Company (UK) Limited, as Collateral Agent, and The Bank of New York Mellon, as Trustee, governing the 9.250% Senior Secured Notes due 2020; and (iii) the Indenture, dated as of May 13, 2013, among CHC Helicopter S.A., the Guarantors named therein, and The Bank of New York Mellon, as Trustee, governing the 9.375% Senior Notes due 2021, each as amended and supplemented from time to time.

“Default” means (i) the Company’s failure to pay any Participating Dividend contemplated by Section 4(a)(i), (ii) the Company’s failure to pay in cash (if applicable), any amount of Preferred Dividend or distribute such amount by the capitalisation of reserves and issuance of Preferred Shares (whether or not authorized and declared and whether or not the Company is at the relevant time lawfully able to make such payment or application), in each case in accordance with Section 4(a)(i) on the applicable Preferred Dividend Payment Date, (iii) the Company’s violation of Section 4(b), (iv) the Company’s failure to comply with its obligations to convert Preferred Shares in compliance with Section 6 (without giving effect to the proviso to the first sentence of Section 6(b)) or to maintain sufficient authorized Ordinary Shares to effect a conversion of all issued Preferred Shares pursuant to Section 6 at any time or (v) the Company’s failure to repurchase Preferred Shares in compliance with Section 8.

“Dividend Payment Record Date” has the meaning set forth in Section 4(a)(iv).

“Dividend Rate” means, for any day, 8.50% per annum, as may be increased pursuant to Section 4(b) as of such date.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“Exchange Property” has the meaning set forth in Section 7(a).

“Ex-Date” means, when used with respect to any distribution, the first date on which the Ordinary Shares or other securities in question do not have the right to receive the distribution of a Participating Dividend.

“Group” shall mean any “group” as such term is used in Section 13(d)(3) of the Exchange Act.

“Holder” means, (i) with respect to any Preferred Shares at any time, the Person in whose name such Preferred Shares are registered in the Register, which may be treated by the Company as the absolute owner of such Preferred Shares for the purpose of making payment and settling conversions and for all other purposes and (ii) with respect to any Non-Voting Ordinary Shares, the Person in whose name such Non-Voting Ordinary Shares are registered following the conversion of any Preferred Share and issuance of Non-Voting Ordinary Shares, which may be treated by the Company as the absolute owner of such Non-Voting Ordinary Shares for the purpose of making payment and settling conversions and for all other purposes.

“Holder Group” means a Holder and such Holder’s Affiliates.

“Implied Quarterly Dividend Amount” means, with respect to any Preferred Share as of any date, the product of (a) the Base Amount of such Preferred Share on the first day of the applicable Payment Period (or in the case of the first Payment Period for such Preferred Share, as of the Issuance Date of such Preferred Share) and (b) one fourth of the Dividend Rate applicable on such date.

“Initial Conversion Price” means (i) with respect to each Preferred Share issued on the Original Issuance Date, $7.50 per Ordinary Share and (ii) with respect to each Preferred Share issued after the Original Issuance Date (including by capitalisation in respect of a Preferred Dividend in accordance with Section 4), the Conversion Price in effect immediately prior to the issuance of such share.

“Investment Agreement” means the Investment Agreement, dated as of August 21, 2014, by and between Clayton, Dubilier & Rice Fund IX, L.P., a Cayman exempted limited partnership, and the Company, as the same may be amended from time to time.

“Investor” means one or more Affiliates of Clayton, Dubilier & Rice Fund IX, L.P. who acquire Preferred Shares pursuant to the Investment Agreement.

“Issuance Date” means with respect to a Preferred Share, the date of issuance of such Preferred Share.

“Junior Securities” has the meaning set forth in Section 2.

“Law” means any domestic or foreign federal, state or local statute, law (whether statutory or common law), ordinance, rule, administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree, policy, guidelines or other requirement (including those of the New York Stock Exchange or any other securities exchange or automated quotation system).

“Liquidation” means any voluntary or involuntary liquidation, dissolution or winding up of the Company.

“Liquidation Preference” means, with respect to each Preferred Share, $1,000.00 per share.

“Liquidation Value” means, with respect to any Preferred Share as of any date, the sum of the Liquidation Preference and the Accrued Dividends as of such date with respect to such Preferred Share.

“Mandatory Conversion” has the meaning set forth in Section 6(a)(i).

“Mandatory Conversion Date” has the meaning set forth in Section 6(a)(i).

“Milestone Date” means the second anniversary of the Second Closing Date.

“Non-Voting Ordinary Share Conversion Notice” has the meaning set forth in Section 3(c)(i) of the Rights of the Non-Voting Ordinary Shares.

“Non-Voting Ordinary Share Conversion Date” has the meaning set forth in Section 3(c)(iii) of the Rights of the Non-Voting Ordinary Shares.

“Non-Voting Ordinary Share Conversion Right” has the meaning set forth in Section 3(a) of the Rights of the Non-Voting Ordinary Shares.

“Non-Voting Ordinary Shares” has the meaning set forth in Section 1 of the Rights of the Non-Voting Ordinary Shares.

“Officer” means any named executive officer of the Company.

“Ordinary Shares” has the meaning set forth in Section 2, provided that, where inclusion of Non-Voting Ordinary Shares is appropriate by the context, Ordinary Shares and Non-Voting Ordinary Shares shall be collectively referred to as “Ordinary Shares”.

“Ordinary Shares Dividend Record Date” has the meaning set forth in Section 4(a)(iv).

“Original Issuance Date” means the date of closing pursuant to the Investment Agreement.

“Parity Securities” has the meaning set forth in Section 2.

“Participating Dividends” has the meaning set forth in Section 4(a)(i).

“Payment Period” means, in respect of a Preferred Share, the period beginning on the day after the preceding Preferred Dividend Payment Date (or if no Preferred Dividend Payment Date has occurred since the Issuance Date of such Preferred Share, the day that would have been the day after the preceding Preferred Dividend Payment Date had the Issuance Date with respect to such Preferred Share occurred prior to such date) to and including the next Preferred Dividend Payment Date.

“Person” means any individual or entity of any type.

“Preferred Dividend Payment Date” means March 15, June 15, September 15 and December 15 of each year (each, a “Quarterly Date”), commencing on the first Quarterly Date immediately following the Original Issuance Date; provided, that if any such Quarterly Date is not a Business Day then the “Preferred Dividend Payment Date” shall be the next Business Day immediately following such Quarterly Date.

“Preferred Dividends” has the meaning set forth in Section 4(a)(ii).

“Preferred Holders’ Consent” means the prior written consent of Holders representing at least a majority of the then-issued and outstanding Preferred Shares, voting as a separate class.

“Preferred Shares” has the meaning set forth in Section 1.

“Principal Market” means, with respect to any day on which the Ordinary Shares are listed or admitted to trading or quoted on any securities exchange or quotation facility (whether U.S. national or regional or non-U.S.), the principal such exchange or facility on which the Ordinary Shares are so listed or admitted or so quoted.

“Quarterly Date” has the meaning set forth in the definition of “Preferred Dividend Payment Date.”

“Register” means the register of members of the Company maintained by the Transfer Agent or the Company.

“Requisite Shareholder Approval” has the meaning assigned to such term in the Investment Agreement.

“Reorganization Event” means any of the following transactions:

 (i)       any consolidation, merger or other similar business combination of the Company with or into another Person, in each case pursuant to which the Ordinary Shares will be converted into cash, securities or other property of the Company or another Person;

 (ii)       any reclassification, recapitalisation or reorganization of the Ordinary Shares into securities other than the Ordinary Shares; or

(iii)       any statutory exchange of the outstanding Ordinary Shares for securities of another Person.

“Rights of the Non-Voting Ordinary Shares” means the Rights and Restrictions of the Non-Voting Ordinary Shares of CHC Group Ltd. Establishing the Terms of the Non-Voting Ordinary Shares, as attached hereto.

“Second Closing Date” has the meaning set forth in the Investment Agreement.

“Securities Act” means the United States Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

“Shareholders’ Agreement” means the Shareholders’ Agreement, dated as of the Original Issuance Date, by and between Investor and the Company (as may be amended or modified from time to time in accordance with the terms thereof).

“Subsidiary” or “Subsidiaries” means, with respect to any Person, any other Person of which (i) if a corporation, a majority of the total voting power of share capital entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more other Subsidiaries of that Person or a combination thereof and for this purpose, a Person or Persons owns a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be or control any managing director or general partner of such business entity (other than a corporation). For the purposes hereof, the term “Subsidiary” shall include all Subsidiaries of such Subsidiary.

“Trading Day” means a day on which the Principal Market is open for the transaction of business or, if the Ordinary Shares are not listed or admitted to trading and are not quoted on any securities exchange or quotation facility, a Business Day.

“Transfer Agent” means the Company or, if later changed pursuant to Section 11(a), any Person acting as the Company’s duly appointed transfer agent, registrar and conversion and dividend disbursing agent for the Preferred Shares, and its successors and assigns.

“Voting Class” has the meaning set forth in Section 10(a).

“Voting Shares” means Capital Shares of the class or classes pursuant to which the holders thereof have the general voting power to elect one or more members of the Board of Directors of the Company (without regard to whether or not, at the relevant time, Capital Shares of any other class or classes (other than Ordinary Shares) might have voting power by reason of the happening of any contingency).

“VWAP” means, with respect to any date of determination, (i) the volume-weighted average sale price per Ordinary Share on the Principal Market as displayed under the heading Bloomberg VWAP on Bloomberg page “HELI Equity VWAP” (or any appropriate successor page) in respect of the period from the open of trading until the close of trading on the Principal Market on such date of determination or (ii) if such volume-weighted average price described in clause (i) is unavailable or not provided for any reason, or there is no Principal Market for the Ordinary Shares, the market price per Ordinary Share on such date, determined using a volume-weighted average method by a nationally recognized independent investment bank (a “Qualified Bank”, and the price, as so determined in accordance with this clause (ii) or the following sentence, the “Appraised Price”) that is mutually acceptable to the Company, on the one hand, and the Holders of a majority of the Preferred Shares, on the other hand. If the Company and the Holders of a majority of the Preferred Shares are unable to agree on a Qualified Bank within 10 days following the delivery of a notice from the Company pursuant to Section 6(f)(i), the Appraised Price shall be determined by taking the average of the two closest determinations of the market price per Ordinary Share on the applicable date of determination, determined by three Qualified Banks, of which one shall be designated by the Company, the second by the Holders of a majority of the Preferred Shares, and the third by mutual agreement of the other two Qualified Banks. The determination of the Appraised Price in accordance with this definition shall be final and binding on the parties. The fees and expenses of the Qualified Bank shall be split equally by the Company, on the one hand, and the Holders of Preferred Shares, on the other hand; provided that in the case the Appraised Price is determined using three Qualified Banks, as described above, each of the Company and the Holders of Preferred Shares shall pay the fees and expenses of their respectively chosen Qualified Banks, with the fees and expenses of the third Qualified Bank split equally by the Company, on the one hand, and the Holders of Preferred Shares, on the other hand.

(b)    In addition to the above definitions, unless the context requires otherwise:

(i)         any reference to any statute, regulation, rule or form as of any time shall mean such statute, regulation, rule or form as amended or modified and shall also include any successor statute, regulation, rule or form from time to time;

(ii)        the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;

(iii)       references to “$” or “dollars” means the lawful coin or currency of the United States of America; and

(iv)       references to “Section” are references to Sections herein and the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to these resolutions as a whole and not to any particular section, paragraph or subdivision.

Section 4. Dividends.

(a)    Dividends Generally. The Holders of the issued Preferred Shares shall be entitled to receive, out of assets legally available for the payment of dividends, dividends or distributions on the terms described below:

(i)      Holders of Preferred Shares shall be entitled to a dividend with the result that they participate equally and ratably with the holders of Ordinary Shares in all dividends paid on, or distributions in respect of, the Ordinary Shares as if immediately prior to each Ordinary Shares Dividend Record Date, all Preferred Shares then outstanding were converted into Ordinary Shares (disregarding any Accrued Dividends that have accrued between the immediately preceding Preferred Dividend Payment Date and immediately prior to the applicable Ordinary Shares Dividend Record Date). Dividends or distributions payable pursuant to this Section 4(a)(i) (the “Participating Dividends”) shall be payable to the holders of Preferred Shares as a class on the same date that such dividends or distributions are payable to holders of Ordinary Shares as a class, and, the holders of Preferred Shares as a class shall receive the full amount of any such dividends or distributions contemplated by this Section 4(a)(i) before any such dividends or distributions are paid to the holders of Ordinary Shares as a class. For the avoidance of doubt, Holders of Preferred Shares shall not be entitled to a dividend or distribution as a result of dividends or distributions in respect of Ordinary Shares other than as set forth in this Section 4(a)(i).

(ii)     In addition to any dividends or other distributions pursuant to Section 4(a)(i), the Company shall pay or distribute by way of capitalisation (as the case may be), in each case only to the extent such payment or capitalisation is permitted by the then applicable Cayman Islands law, on each Preferred Dividend Payment Date distributions on each outstanding Preferred Share (the “Preferred Dividends”) at a rate per annum equal to the Dividend Rate as further specified below. Preferred Dividends on each Preferred Share shall accrue and accumulate on a daily basis from, but not including, the Issuance Date of such share, whether or not declared and whether or not the Company is permitted to make payment of such dividends or capitalise such amount under applicable Cayman Islands law, shall compound quarterly on each Preferred Dividend Payment Date (to the extent not paid on such Preferred Dividend Payment Date) and shall be payable quarterly in arrears, if, as and when so authorized and declared by the Board of Directors, on each Preferred Dividend Payment Date, commencing on the first Preferred Dividend Payment Date following the Issuance Date of such share. The amount of Preferred Dividends accruing with respect to any Preferred Share for any day shall be determined by dividing (x) the Implied Quarterly Dividend Amount as of such day by (y) the actual number of days in the Payment Period in which such day falls; provided, that if, during any current Payment Period, Accrued Dividends are paid or applied to a capitalisation in respect of one or more prior Payment Periods, then after the date of such payment, the amount of Preferred Dividends accruing with respect to any Preferred Share for any day shall be determined by dividing (x) the Implied Quarterly Dividend Amount (recalculated to take into account such payment or application of Accrued Dividends) by (y) the actual number of days in such current Payment Period. The amount of Preferred Dividends payable with respect to any Preferred Share for any Payment Period shall equal the sum of the Preferred Dividends accrued in accordance with the prior sentence of this (ii) with respect to such share during such Payment Period. For the avoidance of doubt, for any Preferred Share with an Issuance Date that is not a Quarterly Date, the amount of Preferred Dividends payable with respect to the initial Payment Period for such Preferred Share shall, and the related aggregate accrual shall, equal the product of (x) the daily accrual determined as specified in the prior sentence, assuming a full Payment Period in accordance with the definition of such term, and (y) the number of days beginning on and including the day after such Issuance Date and ending on and including the next Preferred Dividend Payment Date. Preferred Dividend payments shall be aggregated per Holder and shall be made to the nearest cent (with $.005 being rounded upward) or 1/100,000th of a Preferred Share, as applicable.

(iii)    On or prior to the Milestone Date, amounts accrued in respect of Preferred Dividends, shall be capitalised by issuing to the Holders fully paid and non-assessable Preferred Shares (a “Capitalisation Issue”), to the extent permitted by applicable Cayman Islands law. Following the Milestone Date, amounts accrued in respect of Preferred Dividends, may, at the option of the Company and to the extent permitted by applicable Cayman Islands law, be declared as a dividend and paid in cash or capitalised by issuing fully paid and non-assessable Preferred Shares; provided, that with respect to the Payment Period in which the Milestone Date occurs, (i) the portion of the amount accrued in respect of Preferred Dividends on or prior to the Milestone Date shall, to the extent permitted by applicable Cayman Islands law, be capitalised by issuing to the Holders fully paid and non-assessable Preferred Shares and (ii) the remaining portion of the amount accrued in respect of Preferred Dividends in such Payment Period shall, at the Company’s option, to the extent permitted by applicable Cayman

Islands law, be paid as a cash dividend or capitalised by issuing fully paid and non-assessable Preferred Shares; provided, further, that, the amounts in respect of Preferred Dividends to be paid on any date shall, to the extent permitted by applicable Cayman Islands law, be capitalised by issuing fully paid and non-assessable Preferred Shares to the extent dividends paid in cash on such date would be prohibited by applicable Law or under the terms, conditions or provisions of any of the Debt Documents. If the Company capitalises any amount accrued in respect of Preferred Dividends by issuing Preferred Shares, the number of Preferred Shares to be issued in respect of such accrued amount shall be equal to the number of Preferred Shares (including fractional shares) that have an aggregate Liquidation Preference equal to the amount of such Preferred Dividend. For the avoidance if doubt, if any amount accrued in respect of Preferred Dividends is capitalised by the issue of fully paid and non-assessable Preferred Shares, such issuance shall satisfy the Company’s obligation to pay Preferred Dividends in respect of such accrued amount.

(iv)   Each Participating Dividend or Preferred Dividend shall be paid or distributable by way of Capitalisation Issue pro rata to the Holders entitled thereto. Each Participating Dividend or Preferred Dividend shall be payable or distributable by way of Capitalisation Issue to the Holders of Preferred Shares as they appear on the Register at the close of business on the record date designated by the Board of Directors for such dividends (each such date, a “Dividend Payment Record Date”), which (i) with respect to Participating Dividends, shall be the same day as the record date for the payment of dividends to the holders of Ordinary Shares (the “Ordinary Shares Dividend Record Date”), and (ii) with respect to Preferred Dividends, shall be not more than thirty (30) days nor less than ten (10) days preceding the applicable Preferred Dividend Payment Date. Notwithstanding the foregoing, the Base Amount Accrued Dividends may be distributed by way of Capitalisation Issue (but not paid in cash) at any time to Holders of record on the Dividend Payment Record Date therefor.

(b)    Default. Upon the occurrence of a Default, the Dividend Rate shall increase by 3.00% per annum from and including the date on which the Default shall occur through but excluding the date on which all then occurring Defaults are no longer continuing. The Dividend Rate shall not be increased further pursuant to this Section 4(b) for a subsequent Default that occurs after the Dividend Rate has increased pursuant to this Section 4(b).

(c)     Restrictions on Dividends on Junior Securities.

 (i)   At any time at which a Default has occurred and is continuing and any Preferred Shares are outstanding or, if the First Closing (as defined in the Investment Agreement) has occurred prior to the Requisite Shareholder Approval being obtained and Requisite Shareholder Approval has not been obtained on or prior to the second Preferred Dividend Payment Date following the Original Issuance Date, thereafter until the Requisite Shareholder Approval is obtained and any Base Amount Accrued Dividends have been distributed pursuant to clause (y) of Section 4(d), no dividends shall be declared or paid or set apart for payment, or other distributions declared or made, upon any Junior Securities (or any rights, options or warrants convertible into, or exchangeable or exercisable for, any Junior Securities), nor shall any Junior Securities (or any rights, options or warrants convertible into, or exchangeable or exercisable for, any Junior Securities) be redeemed, purchased or otherwise acquired for any consideration (nor shall any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such Junior Securities (or any rights, options or warrants convertible into, or exchangeable or exercisable for, any Junior Securities)) by the Company, directly or indirectly (except, subject to, in accordance with and in the manner set forth in the provisions of Section 6, by conversion into or exchange for Junior Securities or the payment of cash in lieu of fractional shares in connection therewith), in each case without the Preferred Holders’ Consent.

 (ii)   The Company shall not, without the Preferred Holders’ Consent, (i) declare, pay or set aside for payment any dividends or distributions upon any Junior Securities (or any rights, options or warrants convertible into, or exchangeable or exercisable for, any Junior Securities) or (ii) repurchase, redeem or otherwise acquire any Junior Securities (or any rights, options or warrants convertible into, or exchangeable or exercisable for, any Junior Securities) or Parity Securities (or any rights, options or warrants convertible into, or exchangeable or exercisable for, any Parity Securities) (other than repurchases of Ordinary Shares from employees, officers or directors of the Company or any of its subsidiaries in the ordinary course of business) for any consideration or pay any moneys or make available for a sinking fund for the redemption of any shares of such Junior Securities (or any rights, options or warrants convertible into, or exchangeable or exercisable for, any Junior Securities) or Parity Securities (or any rights, options or warrants convertible into, or exchangeable or exercisable for, any

Parity Securities), unless, in each case, (i) immediately before and after the taking of such action, the fair value of the Company’s assets would not be less than the sum of its debts (including for these purposes the Liquidation Value of the Preferred Shares), (ii) immediately after such action the Company, in its good faith judgment, should be able to pay all of its debts (including for these purposes the Liquidation Value of the Preferred Shares) as they are reasonably expected to come due, and (iii) the action is otherwise lawfully declared.

(iii)         Notwithstanding anything to the contrary in Section 4(c)(i) or Section 4(c)(ii) the Company shall not, without the Preferred Holders’ Consent, declare, pay, make or set aside for payment any dividends or distributions upon any Junior Securities (or any rights, options or warrants convertible into, or exchangeable or exercisable for, any Junior Securities) that would result in a decrease to the Company’s share premium to an amount below the share premium necessary to allow for the payment of any reasonably anticipated Preferred Dividends.

(d)    Shareholder Approval. Notwithstanding anything herein to the contrary, if the First Closing (as defined in the Investment Agreement) has occurred prior to the Requisite Shareholder Approval being obtained and Requisite Shareholder Approval is not obtained on or prior to the second Preferred Dividend Payment Date following the Original Issuance Date, (x) from the day after the second Preferred Dividend Payment Date following the Original Issuance Date until the Requisite Shareholder Approval is obtained, (i) any Preferred Dividend shall only be payable in cash, (ii) the Liquidation Value for the Preferred Shares solely for purposes of determining the number of Ordinary Shares into which the Preferred Shares may be converted shall equal the sum of the Liquidation Preference and the Accrued Dividend as of the close of business on the second Preferred Dividend Payment Date following the Original Issuance Date and (iii) no increase to the Conversion Price pursuant to Section 9(a)(i) shall occur and (y) promptly following the time at which the Requisite Shareholder Approval is obtained, the Company shall cause any Base Amount Accrued Dividends existing at such time to be distributed to the Holders by way of Capitalisation Issue.

Section 5. Liquidation Rights.

(a)    Liquidation Preference. In the event of any Liquidation, each Holder shall be entitled to receive liquidating distributions out of the assets of the Company legally available for distribution to its shareholders, before any payment or distribution of any assets of the Company shall be made or set apart for holders of any Junior Securities, including the Ordinary Shares, in respect of such Holder’s Preferred Shares in an amount equal to the greater of (i) the Liquidation Value of such Preferred Shares as of the date of the Liquidation and (ii) the amount such Holder would have received in respect of such Preferred Shares had such Holder, immediately prior to such Liquidation, converted such Preferred Shares into Ordinary Shares (pursuant to Section 6 without regard to any limitations on convertibility contained therein).

(b)    Pro Rata Treatment. In the event that the assets of the Company available for distribution to the Holders upon a Liquidation shall be insufficient to pay in full the amounts payable with respect to all outstanding Preferred Shares pursuant to Section 5(a), such assets, or the proceeds thereof, shall be distributed among the Holders ratably in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled upon such Liquidation.

(c)     Non-Liquidation Events. Neither the sale, conveyance, exchange or transfer (for cash, shares, securities or other consideration) of all or substantially all of the assets, Capital Shares or business of the Company (other than in connection with the liquidation, dissolution or winding up of its business) nor the merger or consolidation of the Company into or with any other Person shall by itself be deemed to be a Liquidation for purposes of this Section 5.

Section 6. Conversion of Preferred Shares.

(a)    Mandatory Conversion by the Company.

(i)      If (A) at any time following the Milestone Date, the VWAP of the Ordinary Shares equals or exceeds 175% of the Conversion Price for a period of 30 consecutive Trading Days, (B) a Reorganization Event occurs following which the VWAP or the daily “volume weighted average price” of the shares of the Person that will be the surviving company in such Reorganization Event (as applicable) equals or exceeds 175% of the conversion price of the Preferred Shares or the conversion price that applies in respect of preferred shares that are issued in such Reorganization Event as modified in accordance with Section 7(a) (as applicable) for a period of 30 consecutive Trading Days following the date of the Reorganization Event, provided that, in the case of a Reorganization

Event occurring prior to the Milestone Date, all Preferred Dividends that would have accrued on or prior to the Milestone Date have been accelerated and issued to the Holders by Capitalisation Issue immediately prior to such conversion, (C) at any time following the 8th anniversary of the Second Closing Date, the Current Average Market Price equals or exceeds the Conversion Price in effect at such time or (D) at such time that the total remaining Liquidation Value of all outstanding Preferred Shares is less than $50 million, each Preferred Share then outstanding shall, subject to Section 6(c) and Section 6(d), be immediately converted by the Company in the manner set forth herein (the “Mandatory Conversion”) into a number of Ordinary Shares (calculated as to each Holder to the nearest 1/100,000th of a share) equal to the quotient of (x) the Liquidation Value of such share as of the date of such conversion (the “Mandatory Conversion Date”), divided by (y) the Conversion Price of such share in effect as of the Mandatory Conversion Date; provided, that the Mandatory Conversion shall apply only to the extent that there is a sufficient number of authorized and unissued (or issued and included in treasury) and otherwise unreserved Ordinary Shares into which such Preferred Shares may convert.

(ii)     Following the 8th anniversary of the Second Closing Date, the Company may, at its option, cause each and every Preferred Share (but not less than all of the Preferred Shares) then outstanding to be converted, subject to Section 6(c) and Section 6(d) and otherwise in the manner set forth herein, into a number of Ordinary Shares (calculated as to each Holder to the nearest 1/100,000th of a share) equal to the quotient of (A) the Liquidation Value of such share as of the Company Conversion Date, divided by (B) the lesser of (I) the Conversion Price in effect at such time and (II) (x) between the 8th anniversary of the Second Closing Date and the 15th anniversary of the Second Closing Date, the Current Average Market Price as of the Company Conversion Date or (y) from and following the 15th anniversary of the Second Closing Date, the greater of (1) the Current Average Market Price as of the Company Conversion Date and (2) 50% of the Conversion Price in effect at such time; provided, that such conversion shall apply only to the extent that there is a sufficient number of authorized and unissued (or issued and included in treasury) and otherwise unreserved Ordinary Shares into which such Preferred Shares may convert; provided, further, that the Company shall not cause any conversion pursuant to this Section 6(a)(ii) to occur at a time at which the Company is, or was during the 10 consecutive Trading Day period immediately preceding the Company Conversion Date, in possession of material non-public information, that in the Company’s good faith determination, would, if publicly disclosed, be reasonably expected to have a material and adverse effect on the closing price of the Ordinary Shares on the Principal Market on the Trading Day immediately following which such information is publicly disclosed relative to the closing price of the Ordinary Shares on the Principal Market on the Trading Day immediately preceding the Trading Day on which such information is publicly disclosed.

(b)    Optional Conversion Right. Subject to, and in accordance with, the provisions of this Section 6, each Holder of Preferred Shares shall have the right (the “Conversion Right”), at any time and from time to time, at such Holder’s option, to convert all or any portion of such Holder’s Preferred Shares into fully paid and non-assessable Ordinary Shares; provided, that the Conversion Right shall be exercisable only to the extent that there is a sufficient number of authorized and unissued (or issued and included in treasury) and otherwise unreserved Ordinary Shares into which such Preferred Shares sought to be converted may convert. Upon a Holder’s election to exercise the Conversion Right, each Preferred Share for which the Conversion Right is exercised shall, subject to Section 6(c) and Section 6(d), be converted into such number of Ordinary Shares (calculated as to each conversion by a Holder to the nearest 1/100,000th of a share) equal to the quotient of (A) the Liquidation Value of such share as of the Conversion Date, divided by (B) the Conversion Price of such share in effect as of the Conversion Date.

(c)     Cash in Lieu of Fractional Shares. No fractional Ordinary Shares shall be issued upon the conversion of any Preferred Shares. If more than one Preferred Share held by the same Holder shall be converted at the same time, the number of full Ordinary Shares issuable upon conversion thereof shall be computed on the basis of the aggregate Liquidation Value as of the Conversion Date of all Preferred Shares to be so converted. If, after application of the immediately preceding sentence, the conversion of any Preferred Shares results in a fractional Ordinary Share issuable, the Company shall pay a cash amount in lieu of issuing such fractional share in an amount equal to such fractional interest multiplied by the VWAP of the Ordinary Shares on the Trading Day immediately prior to the Conversion Date.

(d)    Replacement of Ordinary Shares with Non-Voting Ordinary Shares. Upon any conversion of Preferred Shares pursuant to Section 6(a) or Section 6(b), if the total number of Ordinary Shares held by any Holder Group resulting from such conversion (together with any Ordinary Shares held by the Holder Group resulting from any prior conversion pursuant to Section 6(b)) would exceed 49.9% of the total number of voting Ordinary Shares outstanding immediately following such conversion, then (i) the number of voting Ordinary Shares to be issued to the member of the Holder Group upon such conversion shall be reduced ratably such that the total number of voting Ordinary Shares held by the Holder Group resulting from such conversion (together with any voting Ordinary Shares held by the Holder Group resulting from any prior conversion pursuant to Section 6(b)) equals 49.9% of the total number of voting Ordinary Shares outstanding immediately following such conversion (rounded down to the nearest whole share) and (ii) in lieu of each voting Ordinary Share that is not issued upon such conversion pursuant to clause (i) above, the applicable Holder shall receive one Non-Voting Ordinary Share.

(e)     Shares Reserved for Issuance Upon Conversion. For so long as the Preferred Shares are convertible, the Company shall not issue or allot Ordinary Shares such that the number of authorized but unissued Ordinary Shares would at any time be insufficient to permit the conversion of a number of Ordinary Shares equal to 110% of the number of Ordinary Shares issuable upon conversion pursuant to the exercise of the Conversion Right of all then outstanding Preferred Shares. The Company shall take all action permitted by Law, including calling meetings of shareholders of the Company and soliciting proxies for any necessary vote of the shareholders of the Company, to increase the number of authorized and unissued Ordinary Shares if at any time there shall be insufficient authorized and unissued Ordinary Shares to permit the conversion of all outstanding Preferred Shares into Ordinary Shares.

(f)     Mechanics of Mandatory and Optional Conversion.

(i)      The Company shall notify the Holders of any Mandatory Conversion Date or any election by the Company to convert the Preferred Shares pursuant to Section 6(a)(ii) promptly following such Mandatory Conversion Date or, in the case of a Company election, on the date of such election (the “Company Conversion Date”) by delivery of written notice to the Holders (as appearing in the records of the Company) and, as promptly as practicable thereafter, shall update the Register to reflect the Ordinary Shares held by the Holders as a result of such conversion and issue and deliver or cause to be issued and delivered to such Holder, or to such other Person on such Holder’s written order (A) one or more certificates representing the number of validly issued, fully paid and non-assessable whole Ordinary Shares to which such Holder, or the Holder’s transferee, shall be entitled, (B) if less than the full number of Preferred Shares evidenced by the surrendered certificates is being converted, a new certificate or certificates, for the number of Preferred Shares evidenced by the surrendered certificate or certificates, less the number of Preferred Shares being converted or (C) cash for any fractional interest in respect of an Ordinary Share arising upon such conversion settled as provided in Section 6(c).

(ii)     The Conversion Right of a Holder shall be exercised by the Holder by the surrender to the Company of the certificate representing the Preferred Shares (if any) to be converted at any time during usual business hours at the Company’s principal place of business or the offices of the Transfer Agent, accompanied by written notice to the Company that the Holder elects to convert all or a portion of the Preferred Shares represented by such certificate (a “Conversion Notice”) and specifying the name or names (with address or addresses) to whom the applicable Ordinary Shares are to be issued and (if so required by the Company or the Transfer Agent) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company or the Transfer Agent duly executed by the Holder or its legal representative. As promptly as practicable after the receipt of the Conversion Notice and the payment of required taxes or duties pursuant to Section 11(e), if applicable, and in no event later than three Trading Days thereafter, the Company shall update the Register to reflect the Ordinary Shares held by the Holders as a result of such conversion and shall issue and shall deliver or cause to be issued and delivered to such Holder, or to such other Person on such Holder’s written order (A) one or more certificates representing the number of validly issued, fully paid and non-assessable whole Ordinary Shares to which such Holder, or the Holder’s transferee, shall be entitled, (B) if less than the full number of Preferred Shares evidenced by the surrendered certificates is being converted, a new certificate or certificates, for the number of Preferred Shares evidenced by the surrendered certificate or certificates, less the number of Preferred Shares being converted, and (C) cash for any fractional interest in respect of an Ordinary Share arising upon such conversion settled as provided in Section 6(c).

(iii)    The conversion of any Preferred Share pursuant to Section 6(a) or Section 6(b) shall be effective on the date the Register has been updated to reflect the Ordinary Shares held by the Holders as a result of such conversion (the “Conversion Date”). Notwithstanding anything herein to the contrary, effective immediately prior to the close of business on the Mandatory Conversion Date, the Company Conversion Date or the date on which the Company receives notice of the exercise of the Conversion Right, as applicable, with respect to a Preferred Share, such Preferred Share will not be entitled to any of the powers, designations, preferences and other rights provided herein (other than the right to receive the Ordinary Shares issuable upon such conversion), including that such share shall not (i) accrue and accumulate Preferred Dividends and participate in Participating Dividends pursuant to Section 4 and (ii) entitle the Holder thereof to the voting rights provided in Section 10; provided however such Preferred Share will be entitled to such rights until the Conversion Date if a record date for a dividend, distribution or a vote occurs during the period from the Mandatory Conversion Date, the Company Conversion Date or the date on which the Company receives notice of the exercise of the Conversion Right, as applicable, or if there is not sufficient authorized and unissued Ordinary Shares to permit the conversion of such Preferred Share.

(g)     Company’s Obligations to Issue Ordinary Shares. The Company shall issue Ordinary Shares upon conversion of Preferred Shares absolutely and unconditionally, irrespective of any action or inaction by any Holder, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by any Holder or any other Person of any obligation to the Company or any violation or alleged violation of Law by any Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to any Holder in connection with the issuance of such Ordinary Shares.

(h)    Mechanics of Conversion of Preferred Shares. References in Section 6(a) and Section 6(b) to a “conversion” shall mean the compulsory repurchase without notice of Preferred Shares of any Holder, the consideration for which shall be the issue of a number of new fully paid Ordinary Shares determined in accordance with Section 6(a) or Section 6(b), as applicable. The Ordinary Shares to be issued on a conversion or exchange shall be registered in the name of such Holder or in such name as the Holder may direct. Preferred Shares of any series may be compulsorily repurchased without notice at a price per Preferred Share of that series to the extent necessary to give effect to a conversion pursuant to Section 6(a) and Section 6(b) calculated on the basis that the Ordinary Shares to be issued as part of the conversion or exchange will be issued at par.

(i)      Rights Plans. To the extent that the Company has a rights plan in effect with respect to the Ordinary Shares on any Conversion Date, upon conversion of any Preferred Shares, the Holders will receive, in addition to the Ordinary Shares, the rights under the rights plan.

Section 7. Reorganization Events.

(a)    Treatment of Preferred Shares Upon a Reorganization Event. Subject to applicable Law, upon the occurrence of any Reorganization Event, (i) if the Company is the surviving company in such Reorganization Event, each Preferred Share in issue immediately prior to such Reorganization Event shall remain in issue following such Reorganization Event (or be exchanged for an equivalent Preferred Share governed by the terms herein); provided, that (x) in lieu of the Ordinary Shares (and cash in lieu of fractional Ordinary Shares) receivable upon conversion of such Preferred Share, such Preferred Share shall become convertible, pursuant to the terms of Section 6, into the kind of securities, cash and other property receivable in such Reorganization Event by a holder (other than the counterparty to the Reorganization Event or an Affiliate of such other party) of the number of Ordinary Shares into which each Preferred Share would then be convertible (such securities, cash and other property, the “Exchange Property”), without interest on such Exchange Property, and (y) appropriate adjustments shall be made to the mandatory conversion provisions set forth in Section 6(a) and the adjustment to conversion price provisions set forth in Section 9 as reasonably determined in good faith by the Board of Directors to place the Holders in as nearly as equal of a position as possible with respect to such matters following such Reorganization Event as compared to immediately prior to such Reorganization Event, or (ii) if the Company is not the surviving company in such Reorganization Event or will be dissolved in connection with such Reorganization Event, each Preferred Share outstanding immediately prior to such Reorganization Event shall be converted or exchanged into a security of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event having rights, powers and preferences, and the qualifications, limitations and restrictions thereof, as nearly equal as possible to those provided herein (with such adjustments as are appropriate to place the Holders in as nearly as equal of a position as possible following such Reorganization Event as compared to immediately prior to such Reorganization Event).

(b)    Form of Consideration. In the event that Preferred Shares are converted into Exchange Property and the holders of the Ordinary Shares have the opportunity to elect the form of consideration to be received in such transaction, the Exchange Property shall be based on the types and amounts of consideration received by the holders of the Ordinary

Shares on a pro rata basis; provided, however, that, to the extent the applicable transaction agreement provides for adjustments to such elected types and amounts of consideration that are generally applicable to holders of Ordinary Shares making such elections, the Exchange Property will be subject to such adjustments.

(c)     Successive Reorganization Events. The above provisions of this Section 7 shall similarly apply to successive Reorganization Events.

(d)    Notice of Reorganization Events. The Company (or any successor) shall, within 10 days following the consummation of any Reorganization Event, provide written notice to the Holders of such consummation of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 7.

(e)     Requirements of Reorganization Events. The Company shall not, without the Preferred Holders’ Consent, enter into any agreement for a transaction or series of transactions constituting a Reorganization Event unless such agreement provides for or does not interfere with or prevent (as applicable) the effect of the terms this Section 7 (including, if applicable, with respect to the conversion of the Preferred Shares into the Exchange Property in a manner that is consistent with and gives effect to this Section 7).

Section 8. Change of Control Sale.

(a)    Change of Control Sale. In the event of a Change of Control, each Holder of outstanding Preferred Shares shall have the option, during the period beginning on the date of delivery of the notice pursuant to Section 8(b) below and ending on the later of the 20th Business Day following such delivery date and (x) if the notice delivered pursuant to Section 8(b) below includes a detailed description of all material terms of the Change of Control and a set date for the Change of Control Effective Date, the second Business Day preceding the Change of Control Effective Date or (y) if clause (x) does not apply, the fifth Business Day following the Change of Control Effective Date, to require the Company (or the successor thereto) to purchase, out of funds legally available therefor, all or any portion of its Preferred Shares at a purchase price per share, payable in cash, equal to the Liquidation Value of such share as of the effective date (the “Change of Control Effective Date”) of the Change of Control (a “Change of Control Sale”).

(b)    Initial Change of Control Notice; Holder Election. On or before the 20th Business Day prior to the date on which the Company anticipates consummating any Change of Control (or, if later, promptly after the Company discovers that the Change of Control will occur or has occurred), the Company shall deliver to each Holder (as appearing in the records of the Company) a written notice setting forth a description of the anticipated Change of Control and the date on which the Change of Control is anticipated to be effected (or, if applicable, the date on which a Schedule TO or other schedule, form or report disclosing a Change of Control was filed). Holders may elect to require the Company to purchase Preferred Shares following consummation of the Change of Control by irrevocably notifying the Company thereof with respect to the Preferred Shares as to which such election is made not later than the expiration of the period referred to in Section 8(a).

(c)     Final Change of Control Notice. On the Change of Control Effective Date (or, if later, promptly after the Company discovers that the Change of Control has occurred), the Company shall deliver to each Holder (as appearing in the records of the Company) who or which has properly elected to require the Company to purchase Preferred Shares in accordance with Section 8(b) a written notice setting forth:

(i)      the amount of cash payable per Preferred Share in accordance with Section 8(a) and the purchase date for such shares, which shall be no more than 10 Business Days following the later to occur of the Change of Control Effective Date and the expiration of the twenty (20) Business Day period referred to in Section 8(a); and

(ii)     the instructions (consistent with this Section 8) a Holder must follow to exercise its Change of Control Sale option in connection with such Change of Control.

(d)    Change of Control Sale Procedure. A Holder must, no later than 5:00 p.m., New York City time, on the date specified in the instructions referred to in Section 8(c)(ii), surrender to the Company the certificate or certificates representing the Preferred Shares to be sold (or, if such certificate or certificates have been lost, stolen, or destroyed, a lost certificate affidavit and indemnity in form and substance reasonably acceptable to the Company).

(e)     Delivery upon Change of Control Sale. Upon a Change of Control Sale, the Company shall deliver or cause to be delivered to the Holder by mail or wire transfer the purchase price payable upon the purchase by the Company of such Holder’s Preferred Shares in accordance with this Section 8. Subject to payment of the purchase price for Preferred Shares to be purchased pursuant to Holder elections under this Section 8 in connection with a Change of Control Sale, from and after the Change of Control Effective Date, the dividend, voting and other powers, designations, preferences and rights provided herein with respect to such repurchased Preferred Shares shall cease.

(f)     Insufficient Legally Available Funds. If, on the date on which the Change of Control Sale is otherwise to occur in accordance with this Section 8, the Company does not have sufficient legally available funds to purchase all Preferred Shares surrendered in connection with such Change of Control Sale in accordance with this Section 8, then (i) the Company shall purchase the maximum number of Preferred Shares that may be purchased with such legally available funds, on a pro rata basis and (ii) except to the extent a Holder withdraws its exercise of the Change of Control Sale option with respect to unpurchased shares, shall purchase any remaining shares, on a pro rata basis, as soon as it has any additional legally available funds. Notwithstanding the foregoing, if the Company does not have legally available funds that are available to purchase all Preferred Shares that holders have elected to be purchased, or otherwise fails to comply with any provisions of Section 8, the price per share for any Preferred Share purchased pursuant to clause (ii) above after the date on which the Change of Control Sale is otherwise to occur in accordance with this Section 8 (disregarding this Section 8(f)) shall be increased by the amount of any Accrued Dividends accruing between the date on which the Change of Control Sale is otherwise to occur and the date of such purchase.

(g)     Partial Change of Control Sale. If a portion, but less than all, of the Preferred Shares represented by a certificate held by any Holder are purchased in accordance with this Section 8 on any particular date, the Company shall promptly thereafter issue to such Holder a new certificate representing the remaining Preferred Shares held by such Holder.

Section 9. Adjustments to Conversion Price.

(a)    Adjustments to Conversion Price.

(i)      Quarterly Adjustments. On each Preferred Dividend Payment Date following the Second Closing Date and prior to the 8th anniversary of the Second Closing Date, and on the 8th anniversary of the Second Closing Date, the Conversion Price in effect immediately prior to such date shall increase at a rate equal to 0.25% per quarter. For the avoidance of doubt, (1) with respect to such increase occurring on the first Preferred Dividend Payment Date following the Second Closing Date, the adjustment amount shall be based on the pro-rata amount based on the number of days elapsed since the Second Closing Date and (2) with respect to such increase occurring on the 8th anniversary of the Second Closing Date, the adjustment amount shall be based on the pro-rata amount based on the number of days elapsed since the immediately preceding Preferred Dividend Payment Date.

(ii)     Extraordinary Adjustments. Except as provided in Section 9(c), if the Company subdivides, splits or combines the Ordinary Shares, then the Conversion Price in effect immediately prior to the effective date of such share subdivision, split or combination shall be adjusted to the price determined by multiplying the Conversion Price in effect immediately prior to the effective date of such share subdivision, split or combination by the following fraction:

OS0

OS1

where:

OS0  =  the number of Ordinary Shares outstanding immediately prior to the effective date of such share subdivision, split or combination.

OS1  =  the number of Ordinary Shares outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.

Notwithstanding this Section 9(a)(ii) and Section 4(a)(i), any dividend or distribution in the form of Ordinary Shares shall be treated as a share split subject to adjustment pursuant to this this Section 9(a)(ii), and the Holders shall not participate in any such dividend of Ordinary Shares.

(b)    Successive Extraordinary Adjustments. Successive adjustments in the Conversion Price shall be made, without duplication, whenever any event specified in Section 9(a)(ii) shall occur.

(c)     Rounding of Calculations; Minimum Adjustments. All adjustments to the Conversion Price shall be calculated to the nearest one-tenth (1/10th) of a cent. No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided, that any adjustments which by reason of this Section 9(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further, that on any Conversion Date, Mandatory Conversion Date or Company Conversion Date adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

(d)    Statement Regarding Extraordinary Adjustments; Notices. Whenever the Conversion Price is to be adjusted in accordance with Section 9(a)(ii), the Company shall: (i) compute the Conversion Price in accordance with Section 9(a)(ii), taking into account the one cent threshold set forth in Section 9(c); (ii) as soon as practicable following the occurrence of an event that requires an adjustment pursuant to Section 9(a)(ii), taking into account the one cent threshold set forth in Section 9(c) (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), the Company shall give notice to each Holder by mail, first class postage prepaid, at the address appearing in the Company’s records, which notice shall specify the approximate date on which such event took place and the facts with respect to such event as shall be reasonably necessary to indicate the effect on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable upon conversion or redemption of the Preferred Shares; and (iii) whenever the Conversion Price shall be adjusted pursuant to Section 9(a)(ii), the Company shall, as soon as practicable following the determination of the revised Conversion Price, (x) file at the principal office of the Company, a statement showing in reasonable detail the facts requiring such adjustment, the Conversion Price that shall be in effect after such adjustment and the method by which the adjustment to the Conversion Price was determined and (y) cause a copy of such statement to be sent in the manner set forth in clause (ii) of this Section 9(d) to each Holder.

(e)     Certain Adjustment Rules. If an adjustment in the Conversion Price made hereunder would reduce the Conversion Price to an amount below par value of the Ordinary Shares, then such adjustment in Conversion Price made hereunder shall reduce the Conversion Price to the par value of the Ordinary Shares. In addition, in no circumstances will the number of Ordinary Shares to be issued upon conversion of the Preferred Shares exceed (when taken together with all other outstanding Ordinary Shares) the number of Ordinary Shares the Company is authorized to issue; provided, that the Company shall issue any remaining Ordinary Shares as soon as there are additional authorized Ordinary Shares that may be issued. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 9, the Company shall use its reasonable best efforts to take any and all actions which may be necessary, including obtaining regulatory, New York Stock Exchange (or such exchange or automated quotation system on which the Ordinary Shares are then listed) or shareholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and non-assessable all Ordinary Shares issuable upon conversion of the Preferred Shares.

Section 10. Voting Rights.

(a)    General. The Holders shall be entitled to vote with the holders of the Ordinary Shares on all matters submitted to a vote of shareholders of the Company, except as otherwise provided herein or as required by applicable Law, voting together with the holders of Ordinary Shares as a single class (the “Voting Class”). For such purposes, each Holder shall have a number of votes in respect of the Preferred Shares owned of record by such Holder equal to the number of Ordinary Shares issuable upon the conversion of such Preferred Shares (assuming that all of the then issued and outstanding Preferred Shares are converted into Ordinary Shares on the record date in respect of the meeting at which the vote is taken, without any limitations) as of the record date for the determination of shareholders entitled to vote on such matters or, if no such record date is established, as of the date such vote is taken or any written consent of shareholders is solicited; provided, that, if, as of any date, the number of votes held by a Holder Group in the aggregate (taken together with any votes held by such Holder Group in respect of Ordinary Shares previously issued upon conversion of Preferred Shares) would exceed 49.9% of the votes held by the entire Voting Class as of such date, then the number of votes that such Holder Group shall be entitled to in respect of the Preferred Shares shall be reduced ratably such that the number of votes that such Holder Group are entitled to in respect of the Preferred Shares in the aggregate (taken together with any votes held by such Holder Group in respect of Ordinary Shares previously issued upon conversion of Preferred Shares) shall equal 49.9% of the votes held by the entire Voting Class as of such date. Such Holder Group shall be entitled to notice of any shareholders’ meeting in accordance with the Articles as if they were holders of record of Ordinary Shares for such meeting.

(b)    Class Voting Rights. So long as any Preferred Shares are outstanding, in addition to any other vote required by applicable Law, the Company may not take any of the following actions (including by means of merger, consolidation, reorganization, recapitalisation or otherwise) without the Preferred Holders’ Consent:

(i)                 authorize, create, or issue any class or series of Senior Securities, Parity Securities or Junior Securities (other than Ordinary Shares, including the Non-Voting Ordinary Shares) or any rights, options or warrants convertible into, or exchangeable or exercisable for, any Senior Securities, Parity Securities or Junior Securities (other than Ordinary Shares, including the Non-Voting Ordinary Shares);

(ii)              authorize, create, or issue any class or series of Senior Securities, Parity Securities or Junior Securities (other than Ordinary Shares, including the Non-Voting Ordinary Shares) or any security convertible into, or exchangeable or exercisable for, shares of Senior Securities, Parity Securities or Junior Securities that could have the “result of the receipt of property by some shareholders” within the meaning of Section 305(b)(2)(A) of the United States Internal Revenue Code of 1986, as amended from time to time, including but not limited to (A) any non-participating preferred shares or (B) any debt securities convertible into Capital Shares by their terms (including by means of merger, consolidation, reorganization, recapitalization or otherwise);

(iii)           issue additional Preferred Shares (except for Preferred Shares issuable as distribution of a Preferred Dividend in accordance with Section 4, pursuant to the Investment Agreement or pursuant to the Permitted Offering (as defined in the Investment Agreement)); or

(iv)          enter into any debt agreement or other financing agreement which by its terms would restrict the payment of dividends in kind or the issuance of Ordinary Shares upon conversion of Preferred Shares pursuant to the terms herein.

(c)     In addition to any other vote required by applicable Law, during any period beginning at any time that the Company shall have failed to pay the applicable full amount for any Preferred Share surrendered in connection with a Change of Control Sale (as set forth in Section 8 without giving effect to any qualifications or limitations as to “legal availability” included therein and without regard to Section 8(f)), the Company shall not without the Preferred Holders’ Consent:

(i)      take any action that would result in an adjustment to the Conversion Price pursuant to Section 9; or

(ii)     enter into any agreement or understanding, or commit, resolve or agree to enter into any agreement or understanding with respect to any Reorganization Event;

in each case, if such action, agreement, understanding, commitment or resolution might interfere with or prevent the Holders from receiving such amount.

(d)    Notwithstanding the foregoing, the Holders shall not have any voting rights under this Section 10 if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding Preferred Shares shall have been converted into Ordinary Shares or converted into Exchange Property.

(e)     The consent or votes required in Section 10(b) and Section 10(c) shall be in addition to any approval of shareholders of the Company which may be required by Law or pursuant to any provision of the Articles.

Section 11. Certificates and Share Transfers.

(a)    Transfer Agent. The duly appointed Transfer Agent shall be the Company. The Company may, in its sole discretion, remove the Transfer Agent in accordance with the agreement between the Company and the Transfer Agent; provided, that the Company shall appoint a successor transfer agent of recognized standing who shall accept such appointment prior to the effectiveness of such removal. Upon any such removal or appointment, the Company shall send notice thereof by first-class mail, postage prepaid, to the Holders.

(b)    Form and Dating. The Preferred Shares shall be initially issued and thereafter evidenced in registered form. Each Preferred Share certificate shall be dated the date of its authentication.

(c)     Execution and Authentication. Two Officers shall sign any Preferred Share certificate for the Company by manual or facsimile signature. If an Officer whose signature is on a Preferred Share certificate no longer holds that office at the time the Transfer Agent authenticates the Preferred Share certificate, the Preferred Share certificate shall be valid nevertheless.

(d)    Transfer and Exchange. When (i) a Preferred Share certificate is presented to the Transfer Agent with a request to register the transfer of the shares represented by such Preferred Share certificate or (ii) Preferred Shares certificates are presented to the Transfer Agent with a request to exchange such Preferred Shares certificates for a Preferred Share certificate representing a number of Preferred Shares equal to the combined number of Preferred Shares represented by such presented certificates, the Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Preferred Shares certificates surrendered for transfer or exchange:

(i)      shall be accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Transfer Agent, duly executed by the holder thereof or its attorney duly authorized in writing; and

(ii)     if such Preferred Shares certificates are being delivered to the Transfer Agent by a Holder for registration in the name of such Holder, without transfer, shall be accompanied by a certification from such Holder to that effect.

(e)     Taxes. The issuance or delivery of Preferred Shares, Ordinary Shares or other securities issued on account of Preferred Shares pursuant hereto, or certificates representing such shares or securities, shall be made without charge to the Holder for such shares or certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, including any share transfer, documentary, stamp or similar tax; provided, however, in the case of conversion of Preferred Shares, the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of Ordinary Shares in a name other than that of the holder of the shares to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

Section 12. Miscellaneous.

(a)    Other Rights. To the extent permitted by the Articles, the Preferred Shares shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Articles or as provided by applicable Law.

(b)    Amendment. The terms of the Preferred Shares set forth herein may be amended from time to time, to the extent permitted by the Articles, upon the mutual agreement of the Company and the Holders representing at least two thirds of the then issued Preferred Shares who vote either in person or, where proxies are allowed, by proxy at a general meeting of the Company or by written resolution of the Holders of Preferred Shares.

RIGHTS AND RESTRICTIONS OF THE NON-VOTING ORDINARY
SHARES OF CHC GROUP LTD. ESTABLISHING THE TERMS OF
THE NON-VOTING ORDINARY SHARES

Section 1. Non-Voting Ordinary Shares and Designation. A series of Ordinary Shares of the Company shall constitute a series of non-voting ordinary shares (the “Non-Voting Ordinary Shares”).

Section 2. Rank of Non-Voting Ordinary Shares. Each Non-Voting Ordinary Share shall rank equally in all respects and shall be subject to the provisions herein. The Non-Voting Ordinary Shares shall be identical in all respects to the Ordinary Shares, except that (i) the Non-Voting Ordinary Shares do not entitle the holder thereof to any voting rights (except to the extent mandatorily required by applicable Law) and (ii) each Non-Voting Ordinary Share is convertible (on a one for one basis)

pursuant to Section 3 into an Ordinary Share in connection with or following any transfer of such share by a Holder to one or more Persons who, together with their Affiliates, will not own more than 49.9% of the total number of voting Ordinary Shares outstanding immediately following such conversion.

Section 3. Conversion of Non-Voting Ordinary Shares.

(a)    Non-Voting Ordinary Share Conversion Right. Subject to, and in accordance with, the provisions of this Section 3, each Holder who holds Non-Voting Ordinary Shares shall have the right (the “Non-Voting Ordinary Share Conversion Right”), at any time and from time to time, at such Holder’s option, to convert all or any portion of such Holder’s Non-Voting Ordinary Shares into fully paid and non-assessable Ordinary Shares; provided, that the Non-Voting Ordinary Share Conversion Right shall be exercisable with regard to any Non-Voting Ordinary Share only (i) in connection with or following any transfer by a Holder of such Non-Voting Ordinary Shares to one or more Persons who, together with their Affiliates, will not own more than 49.9% of the total number of voting Ordinary Shares outstanding immediately following such conversion and (ii) to the extent that there is a sufficient number of authorized and unissued (or issued and included in treasury) and otherwise unreserved Ordinary Shares into which such Non-Voting Ordinary Shares sought to be converted may convert.

(b)    Shares Reserved for Issuance Upon Conversion of Non-Voting Ordinary Shares. For so long as the Non-Voting Ordinary Shares are convertible, the Company shall not issue or allot Ordinary Shares such that the number of authorized but unissued Ordinary Shares would at the time of such issuance or allotment be insufficient to permit the conversion of a number of Ordinary Shares equal to 110% of the number of Ordinary Shares issuable upon conversion of all then outstanding Non-Voting Ordinary Shares. The Company shall use its reasonable best efforts to take all action permitted by Law, including calling meetings of shareholders of the Company and soliciting proxies for any necessary vote of the shareholders of the Company, to increase the number of authorized and unissued Ordinary Shares if at any time there shall be insufficient authorized and unissued Ordinary Shares to permit the conversion of all outstanding Non-Voting Ordinary Shares into Ordinary Shares.

(c)     Mechanics of Conversion of Non-Voting Ordinary Shares.

(i)      The Non-Voting Ordinary Share Conversion Right of a Holder shall be exercised by the Holder by the surrender to the Company of the certificate representing the Non-Voting Ordinary Shares (if any) to be converted at any time during usual business hours at the Company’s principal place of business or the offices of the Transfer Agent, accompanied by written notice to the Company that the Holder elects to convert all or a portion of the Non-Voting Ordinary Shares represented by such certificate (a “Non-Voting Ordinary Share Conversion Notice”) and specifying the name or names (with address or addresses) to whom the applicable Ordinary Shares are to be issued and (if so required by the Company or the Transfer Agent) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company or the Transfer Agent duly executed by the Holder or its legal representative.

(ii)     As promptly as practicable after the receipt of the Non-Voting Ordinary Share Conversion Notice and the payment of required taxes or duties pursuant to Section 11(e), if applicable, and in no event later than three Trading Days thereafter, the Company shall update the shareholder register of the Ordinary Shares and shall issue and shall deliver or cause to be issued and delivered to such Holder, or to such Person on such Holder’s written order (A) one or more certificates representing the number of validly issued, fully paid and non-assessable whole Ordinary Shares to which such Holder, or the Holder’s transferee, shall be entitled, and (B) if less than the full number of Non-Voting Ordinary Shares evidenced by the surrendered certificates is being converted, a new certificate or certificates, for the number of Non-Voting Ordinary Shares evidenced by the surrendered certificate or certificates, less the number of Non-Voting Ordinary Shares being converted.

(iii)    The conversion of any Non-Voting Ordinary Share shall be effective on the date the shareholder register of the Ordinary Shares has been updated to reflect the same (the “Non-Voting Ordinary Share Conversion Date”). Until the Non-Voting Ordinary Share Conversion Date with respect to any Non-Voting Ordinary Share, such Non-Voting Ordinary Share will remain outstanding and will be entitled to all of the powers, designations, preferences and other rights provided herein.

(iv)   References in Section 3(a) to a “conversion” shall mean the compulsory repurchase without notice of Non-Voting Ordinary Shares of any Holder the consideration for which shall be the issue of one new fully paid Ordinary Shares for each Non-Voting Ordinary Share repurchased. The Ordinary Shares to be issued on a conversion or exchange shall be registered in the name of such Holder or in such name as the Holder may direct. Non-Voting Ordinary Shares of any series may be compulsorily repurchased without notice at a price per Non-Voting Ordinary Share of that series to the extent necessary to give effect to a conversion pursuant to Section 3(a) calculated on the basis that the Ordinary Shares to be issued as part of the conversion or exchange will be issued at par.

(d)    Company’s Obligations to Issue Ordinary Shares. The Company shall issue Ordinary Shares upon conversion of Non-Voting Ordinary Shares absolutely and unconditionally, irrespective of any action or inaction by any Holder, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by any Holder or any other Person of any obligation to the Company or any violation or alleged violation of Law by any Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to any Holder in connection with the issuance of such Ordinary Shares.

Annex D

Chc Group Ltd.
Form of Shareholders Agreement

SHAREHOLDERS’ AGREEMENT

DATED AS OF [●], 2014

AMONG

CHC GROUP LTD.,

[●]

AND

THE OTHER PARTIES HERETO

i

SHAREHOLDERS’ AGREEMENT

This Shareholders’ Agreement is entered into as of [●], 2014 by and among CHC Group Ltd., a Cayman Islands exempted company (the “Company”), [●], a [●] (“Shareholder”) and each of the other parties identified on the signature pages hereto, and, solely for purposes of Section 2.3 and Section 3.3 hereof, Clayton, Dubilier & Rice Fund IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner CD&R Associates IX, L.P., a Cayman Islands exempted limited company (the “Purchaser”) and solely for purposes of Section 2.3 and Section 3.3 hereof, Clayton, Dubilier and Rice, LLC, a Delaware limited liability company (the “CD&R Manager”).

RECITALS

WHEREAS, the Company and the Purchaser have entered into the Investment Agreement, dated as of August 21, 2014, among the Company, the Purchaser and Clayton, Dubilier and Rice, LLC, a Delaware limited liability company (as amended, the “Investment Agreement”), pursuant to which the Company has agreed to issue and sell to Purchaser and Purchaser has agreed to purchase from the Company (the “Purchase”) Preferred Shares that are convertible into Ordinary Shares (including any Preferred Shares that are issued and purchased on the Second Closing Date or the Third Closing Date, the “Purchased Shares”);

WHEREAS, on or prior to the First Closing Date, the Purchaser assigned its right to purchase the Purchased Shares to Shareholder; and

WHEREAS, in connection with the Purchase, the Company, Shareholder and the CD&R Parties wish to set forth certain understandings between such parties, including with respect to certain governance matters.

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

Article I
INTRODUCTORY MATTERS

Section 1.1 Defined Terms. In addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein with initial capital letters:

“Adjusted Ordinary Shares” means at the time of determination (i) the issued Ordinary Shares, (ii) Ordinary Shares issuable upon the conversion of issued Preferred Shares and (iii) Ordinary Shares issuable upon the conversion of any other issued convertible securities of the Company but only if at the time of determination the holder thereof has the right to so convert such securities.

“Affiliate” has the meaning set forth in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof; provided, that no portfolio company of the Purchaser or any of its Affiliates (excluding, for the avoidance of doubt, the CD&R Parties) shall be deemed an Affiliate of any CD&R Party for purposes of this agreement.

“Agreement” means this Shareholders’ Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof.

“Amended and Restated First Reserve Registration Rights Agreement” has the meaning set forth in the Investment Agreement.

“Amended First Reserve Shareholders’ Agreement” means the First Reserve Shareholders’ Agreement (as defined in the Investment Agreement), as amended by the Amendment to the First Shareholders’ Agreement (as defined in the Investment Agreement).

“Attorney” has the meaning set forth in Section 3.3.

“Authorizing Resolutions” has the meaning set forth in the Investment Agreement.

“Beneficial Ownership” or “Beneficially Own” shall have the meaning given such term in Rule 13d-3 under the Exchange Act and a Person’s Beneficial Ownership of securities shall be calculated in accordance with the provisions of such Rule; provided, however, that for purposes of determining any Person’s Beneficial Ownership, such Person shall be deemed to be the Beneficial Owner of any Equity Securities which may be acquired by such Person, whether within 60 days or thereafter, upon the conversion, exchange, redemption or exercise of any warrants, options, rights or other securities issued by the Company or of its Subsidiaries to such Person; provided, that the CD&R Parties shall not be deemed to “Beneficially Own” any securities of the Company held or owned by any portfolio company of the Purchaser or any of its Affiliates (excluding, for the avoidance of doubt, the CD&R Parties) and; provided, further, that no Person shall be deemed to Beneficially Own any security solely as a result of such Person’s execution of this Agreement or either Voting Agreement.

“Board” means the board of directors of the Company.

“Business Day” means a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in New York City are authorized or required by law to close.

“CD&R Designee” has the meaning set forth in Section 2.1(c).

“CD&R Designator” means Shareholder or such other CD&R Party, or any group of CD&R Parties collectively, then holding of record a majority of Adjusted Ordinary Shares held of record by all CD&R Parties.

“CD&R Entities” means the Purchaser and its Affiliates.

“CD&R Manager” has the meaning set forth in the preamble.

“CD&R Parties” means Shareholder and any other CD&R Entities that may from time to time become parties hereto.

“CD&R Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date hereof, between the Company, Shareholder and the other parties thereto, as amended.

“Closing Dates” has the meaning set forth in the Investment Agreement.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the preamble.

“Company Group” has the meaning set forth in the Investment Agreement.

“Company Group Member” has the meaning set forth in the Investment Agreement.

“Control” (including its correlative meanings, “Controlled by” and “under common Control with”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

“Director” means any director of the Company.

“Equity Securities” means the equity securities of the Company, including the Preferred Shares and the Ordinary Shares.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“First Closing” has the meaning set forth in the Investment Agreement.

“First Closing Date” has the meaning set forth in the Investment Agreement.

“First Reserve” means 6922767 Holding (Cayman) Inc. and each other Holder (as defined in the Amended and Restated First Reserve Registration Rights Agreement) other than any CD&R Entity.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Independent Director” means a director who is or would qualify as an “Independent Director” (as determined by the Board) pursuant to the listing standards of the New York Stock Exchange. Such individual shall not have, and in the period starting three years prior to the date of determination and ending on the date of determination, shall not have had, any material relationship with any of the CD&R Parties or their Affiliates or the Company.

“Information” has the meaning set forth in Section 3.3.

“Law” means any statute, law, regulation, ordinance, rule, injunction, order, decree, governmental approval, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority.

“Lock-Up Period” has the meaning set forth in Section 2.4.

“New Security” has the meaning set forth in Section 2.6(a).

“Nominating and Corporate Governance Committee” means the Nominating and Corporate Governance Committee of the Board.

“Ordinary Shares” means the ordinary shares of a nominal or par value of $0.0001 per share, of the Company, and any other shares of the Company into which such shares are reclassified or reconstituted.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or other form of business organization, whether or not regarded as a legal entity under applicable Law, or any Governmental Authority or any department, agency or political subdivision thereof.

“PFIC” means a Passive Foreign Investment Company (as defined under Sections 1291-1298 of the Code and the regulations thereunder).

“Preemptive Rights Portion” has the meaning set forth in Section 2.6(b).

“Preferred Shares” means the preferred shares, of a nominal or par value of $0.0001 per share, of the Company designated as “Convertible Preferred Shares”.

“Purchase” has the meaning set forth in the recitals.

“Purchased Shares” has the meaning set forth in the recitals.

“Purchaser” has the meaning set forth in the preamble.

“Representatives” has the meaning set forth in Section 3.3.

“Second Closing” has the meaning set forth in the Investment Agreement.

“Second Closing Date” has the meaning set forth in the Investment Agreement.

“Shareholder” has the meaning set forth in the preamble.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which: (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, representatives or trustees thereof is at the time owned or

Controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (ii) if a limited liability company, partnership, association or other business entity, a majority of the total voting power of stock (or equivalent ownership interest) of the limited liability company, partnership, association or other business entity is at the time owned or Controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or Control the managing member, managing director or other governing body or general partner of such limited liability company, partnership, association or other business entity.

“Total Number of Directors” means the total number of Directors comprising the Board.

“Transaction Documents” means this Agreement, the Investment Agreement, the Voting Agreement, the CD&R Registration Rights Agreement, the Amended First Reserve Shareholders’ Agreement and the Amended and Restated First Reserve Registration Rights Agreement.

“Transfer” (including its correlative meanings, “Transferor”, “Transferee” and “Transferred”) shall mean, with respect to any security, directly or indirectly, to sell, contract to sell, give, assign, hypothecate, pledge, encumber, grant a security interest in, offer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of (including through any hedging or other similar transaction or through providing a written order to issue Ordinary Shares issued upon conversion of any Preferred Share to another Person) any economic, voting or other rights in or to such security; provided, however, that notwithstanding anything to the contrary in this Agreement, a Transfer shall not include the Transfer of limited partnership interests in the Purchaser or the Transfer of interests in any CD&R Party to any Person that is Controlled by the Purchaser or its Affiliates (including, for the avoidance of doubt, CD&R Associates IX, L.P.) (provided, further, however, that any transaction that would result in any such Person ceasing to be controlled by the Purchaser or its Affiliates shall be considered a Transfer). When used as a noun, “Transfer” shall have such correlative meaning as the context may require.

“Voting Agreement” means the Post-Closing Voting Agreement, dated as of the date hereof, between Shareholder and 6922767 Holding (Cayman) Inc, as amended.

Section 1.2 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Unless the context otherwise requires: (a) “or” is disjunctive but not exclusive, (b) words in the singular include the plural, and in the plural include the singular, and (c) the words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified.

Article II
CORPORATE GOVERNANCE MATTERS

Section 2.1 Rights of CD&R Designator. Shareholder, in its role as the CD&R Designator, agrees and undertakes to act in accordance with, and give effect to, the instructions of the CD&R Parties when exercising any and all of the rights given to the CD&R Designator specified in this Agreement.

Section 2.2 Election of Directors. (a) Following the Second Closing Date, the CD&R Designator shall have the right, but not the obligation, to designate a number of individuals for election as Directors such that, upon the election of each such individual, and each other individual nominated by or at the direction of the Board or a duly-authorized committee of the Board, as a Director and taking into account any Director continuing to serve as such without the need for re-election, the number of CD&R Designees (as defined below) serving as Directors of the Company will be equal to the lowest whole number of Directors that is greater than or equal to: (1) 40% of the Total Number of Directors until such time as the CD&R Parties no longer Beneficially Own at least 40% of the Adjusted Ordinary Shares; (2) 30% of the Total Number of Directors for so long as the CD&R Parties Beneficially Own at least 30% but no longer Beneficially Own at least 40% of the Adjusted Ordinary Shares; (3) 20% of the Total Number of Directors for so long as the CD&R Parties Beneficially Own at least 20% but no longer

Beneficially Own at least 30% of the Adjusted Ordinary Shares; and (4) 10% of the Total Number of Directors for so long as the CD&R Parties Beneficially Own at least 5% but no longer Beneficially Own at least 20% of the Adjusted Ordinary Shares. Following the First Closing Date but prior to the Second Closing Date, the CD&R Designator shall have the right, but not the obligation, to designate a number of individuals for election as Directors such that, upon the election of each such individual, and each other individual nominated by or at the direction of the Board or a duly-authorized committee of the Board, as a Director and taking into account any Director continuing to serve as such without the need for re-election, the number of CD&R Designees serving as Directors of the Company will be equal to the lowest whole number of Directors that is greater than or equal to 16²/³% of the Total Number of Directors.

(a)    From the First Closing until the Second Closing and thereafter until such time that the CD&R Parties no longer Beneficially Own at least 30% of the Adjusted Ordinary Shares, (i) the Company shall establish and maintain a committee of the Board, consisting of two directors (both of whom shall be CD&R Designees designated by the CD&R Designator), delegated with the sole power and authority to identify and appoint a Chairman of the Board pursuant to the Articles, and (ii) such committee shall not be dissolved without the prior written consent of the CD&R Designator.

(b)    For at least one year following the Second Closing Date, at least one of the Directors designated for nomination by the CD&R Designator shall be an Independent Director if the CD&R Designator has the right to designate for nomination at least four Directors pursuant to this Section 2.2.

(c)     If at any time the CD&R Designator has designated fewer than the total number of individuals that the CD&R Designator is then entitled to designate pursuant to Section 2.2(a), the CD&R Designator shall have the right to designate such additional individuals which it is entitled to so designate, in which case, any individuals nominated by or at the direction of the Board or any duly-authorized committee thereof for election as Directors to fill any vacancy on the Board shall include such designees, and the Company shall use its best efforts to (x) effect the election of such additional designees, whether by increasing the size of the Board or otherwise, and (y) cause the election of such additional designees to fill any such newly-created vacancies or to fill any other existing vacancies. Each such individual whom the CD&R Designator shall actually designate pursuant to this Section 2.2 and who is thereafter elected and qualifies to serve as a Director shall be referred to herein as a “CD&R Designee”.

(d)    If a vacancy is created at any time by the death, disability, retirement or resignation of any CD&R Designee, any individual nominated by or at the direction of the Board or any duly-authorized committee thereof to fill such vacancy shall be, and the Company shall use its best efforts to cause such vacancy to be filled, as soon as possible, by a new designee of the CD&R Designator, and the Company shall take, to the fullest extent permitted by law, at any time and from time to time, all actions necessary to accomplish the same.

(e)     The Company shall, to the fullest extent permitted by law, include in the slate of nominees recommended by the Board at any meeting of shareholders called for the purpose of electing Directors, the persons designated pursuant to this Section 2.2 and use its best efforts to cause the election of each such designee to the Board at such meeting, including nominating each such individual to be elected as a Director as provided herein, recommending such individual’s election and soliciting proxies or consents in favor thereof.

(f)     In addition to any vote or consent of the Board or the shareholders of the Company required by applicable Law or the memorandum and articles of association of the Company, and notwithstanding anything to the contrary in this Agreement, for so long as this Agreement is in effect, any action by the Board to increase or decrease the Total Number of Directors shall require the prior written consent of the CD&R Designator, delivered in accordance with Section 3.12 of this Agreement.

(g)     The CD&R Designator shall notify the Company of the identity of the proposed CD&R Designees, in writing, on or before the time such information is reasonably requested by the Board or the Nominating and Corporate Governance Committee for inclusion in a proxy statement for a meeting of shareholders, together with all information about the proposed CD&R Designees as shall be reasonably requested by the Board or the Nominating and Corporate Governance Committee.

(h)    Notwithstanding anything to the contrary herein, the CD&R Designator shall not be entitled to designate any CD&R Designee pursuant to Section 2.2(a) to the Board if the Board or the Nominating and Corporate Governance Committee reasonably determines that (i) the election of such CD&R Designee to the Board would cause the Company to not be in compliance with applicable Law (but, if the compliance relates to the lack of independence of the proposed CD&R Designee, only, after receiving the consent of the CD&R Designator pursuant to Section 2.2(g), after first increasing the size of the Board and appointing any necessary independent Directors to fill such newly created vacancies) or (ii) such CD&R Designee has been involved in any of the events enumerated in Item 2(d) or (e) of Schedule 13D under the Exchange Act or Item 401(f) of Regulation S-K under the Securities Act or is subject to any order, decree or judgment of any Governmental Authority prohibiting service as a director of any public company. In any such case described in clauses (i) or (ii) of the immediately preceding sentence, the CD&R Designator shall withdraw the designation of such proposed CD&R Designee, and, subject to the requirements of this Section 2.2(i), be permitted to designate a replacement therefor (which replacement CD&R Designee will also be subject to the requirements of this Section 2.2(i)). Subject to applicable NYSE listing standards (or other applicable requirements of any relevant stock exchange) or applicable Law, in no event shall any such CD&R Designee’s actual or potential lack of independence resulting from its relationship with a CD&R Entity (other than with respect to the Independent Director appointed pursuant to Section 2.2(c)) be considered to disqualify such CD&R Designee from being a member of the Board pursuant to this Section 2.2. If requested by the Nominating and Corporate Governance Committee, the CD&R Designator shall consult with the Nominating and Corporate Governance Committee regarding its potential CD&R Designees prior to designating any CD&R Designee pursuant to Section 2.2(a) and shall provide to the Nominating and Corporate Governance Committee such information about the CD&R Designee as shall be reasonably requested by the Nominating and Governance Committee, including information of the type that the Nominating and Corporate Governance Committee requests from the other directors of the Company.

(i)      Upon the First Closing Date, the Company shall promptly upon the request of the CD&R Designator cause each committee of the Board to be comprised of a percentage of CD&R Designees in the manner consistent with Section 2.2(a), in each case to the extent permitted under applicable NYSE listing standards (or other applicable requirements of any relevant stock exchange) or applicable Law.

(j)     Without limiting other circumstances in which the CD&R Designees may be required to recuse themselves under applicable Law, the CD&R Designator shall cause the CD&R Designees to recuse themselves from any decisions of the Board regarding (i) any adjustment to the Conversion Price of the Preferred Shares as contemplated by Section 9 of the Authorizing Resolutions, (ii) whether to pay Preferred Dividends (as defined in the Authorizing Resolutions) in cash as contemplated by Section 4 of the Authorizing Resolutions (it being understood that if prior to the applicable payment date the Directors (excluding the CD&R Designees) do not approve the payment of Preferred Dividends in cash, then, to the extent the Company may lawfully implement the same, the Company shall issue Preferred Shares pursuant to a Capitalisation Issue (as defined in the Authorizing Resolutions) in accordance with the Authorizing Resolutions; (iii) whether to require a conversion of the Preferred Shares as contemplated by Section 6(a)(ii) of the Authorizing Resolutions; (iv) whether to amend the terms of the Preferred Shares pursuant to Section 12(b) of the Authorizing Resolutions; or (v) any dispute with respect to the Investment Agreement; provided, however, that, in each case, prior to any vote upon or discussion of any such action or determination, the CD&R Designees shall be afforded the right to present to the remaining Directors their opinion, and the basis for such opinion, with respect to such determination.

(k)    As promptly as reasonable practicable following the request of any CD&R Designee, the Company shall enter into an indemnification agreement with such CD&R Designee, in the form entered into with the other members of the Board.

Section 2.3 Standstill. (a) From the First Closing Date until the date on which the CD&R Designator is no longer entitled to designate a Director to the Board pursuant to Section 2.2, the CD&R Parties, the Purchaser and the CD&R Manager shall not, shall cause each other CD&R Entity or Affiliate of the Purchaser or the CD&R Manager not to, shall use its reasonable best efforts to cause any portfolio company of any CD&R Entity or Affiliate of the Purchaser or the CD&R Manager not to, and shall not knowingly direct, recommend or encourage any such portfolio company to knowingly, directly or indirectly, without the prior written approval of at least a majority of the Directors not designated by the CD&R Designator:

(1)    acquire, agree to acquire, propose or offer to acquire (including through any hedging or other similar transaction), Equity Securities or securities that are convertible or exchangeable into (or exercisable for), Equity Securities, other than as a result of (x) any stock split, stock dividend or subdivision of Equity Securities or (y) the exercise by the CD&R Parties of their preemptive rights pursuant to Section 2.6 below or (z) any Capitalization Issue in accordance with the Authorizing Resolutions or any conversion of the Preferred Shares pursuant to the Authorizing Resolutions;

(2)    transfer any Equity Securities into a voting trust or similar contract or subject any Equity Securities to any voting agreement, pooling arrangement or similar arrangement (other than the Voting Agreement), or grant any proxy with respect to any Equity Securities (other than to the Company or a person specified by the Company in a proxy card provided to shareholders of the Company by or on behalf of the Company);

(3)    enter, agree to enter, or publicly propose or offer to enter into any merger, business combination, sale of assets, recapitalization, restructuring or change in control transaction;

(4)    make, or in any way participate or engage in, any “solicitation” of “proxies” (as such terms are used in Section 14A of the Exchange Act and the regulations promulgated thereunder) to vote, or advise or knowingly influence any Person with respect to the voting of, any Equity Securities, other than on behalf of the Company or to effectuate the governance arrangements contemplated by the Transaction Documents;

(5)    call, or seek to call, a meeting of the shareholders of the Company or initiate any shareholder proposal for action by shareholders of the Company, other than to effectuate the governance arrangements contemplated by the Transaction Documents;

(6)    form, join or in any way participate in a group (as defined in Section 13(d)(3) of the Exchange Act) with respect to any Equity Securities, other than with First Reserve or its Affiliates to the extent permitted by the Voting Agreement;

(7)    (i) Transfer any Equity Securities to any Person who or that is (or will become upon consummation of such sale, transfer or other disposition) a beneficial owner of 10% or more of the Adjusted Ordinary Shares; or (ii) without the prior written consent of the Company, on any single day, Transfer more than 10% of the Adjusted Ordinary Shares through the public markets, in each case, other than pursuant to an underwritten registered public offering; or

(8)    publicly disclose any intention, plan, arrangement or other contract prohibited by the foregoing.

(b)    The Purchaser, the CD&R Manager and the CD&R Parties shall not, shall cause each other CD&R Entity or Affiliate of the Purchaser or the CD&R Manager not to and shall use its reasonable best efforts to cause any portfolio company of any CD&R Entity or Affiliate of the Purchaser or the CD&R Manager not to knowingly, directly or indirectly, take any action that would reasonably be expected to require the Company to make a public announcement regarding the possibility of a business combination, merger, sale of assets or other type of transaction or matter described in Section 2.3(a).

(c)     For the avoidance of doubt, this Section 2.3 shall in no way limit the ability of the Directors to act in their capacity as Directors, restrict any CD&R Entity from making private proposals to the Board, or limit the CD&R Parties’ ability to vote or Transfer (subject to Section 2.3(a)(7)) any Equity Securities.

(d)    The obligations of the Purchaser, the CD&R Manager and the CD&R Parties in this Section 2.3 shall terminate and be of no further effect if the CD&R Parties no longer Beneficially Own at least 20% of the Adjusted Ordinary Shares and (1) the Company enters into a definitive agreement with respect to a merger, business combination, or sale of all or substantially all of its direct and indirect assets, recapitalization or change of control transaction; (2) the Company commences a process to solicit proposals with respect to any of the transactions described in clause (1) of this Section 2.3(d), or publicly approves or recommends any of the transactions described in clause (1) of this Section 2.3(d); or (3) a third party acquires, makes an offer to acquire, or makes a public announcement with respect to its intention to make an offer to acquire (whether by a merger, business combination, sale of assets, recapitalization, restructuring, tender or exchange offer, or otherwise) 20% or more of the Company’s assets, or 20% or more of any class of securities of the Company and the Board publicly recommends in favor of such acquisition.

Section 2.4 Lock-Up. Except as otherwise permitted in this Agreement, until (i) with respect to the Preferred Shares, the eighth anniversary of the First Closing Date, and (ii) with respect to the Ordinary Shares, the first anniversary of the First Closing Date (as applicable, the “Lock-Up Period”), the CD&R Parties will not Transfer any Preferred Shares or any Ordinary Shares (including Ordinary Shares issued upon the conversion of Preferred Shares); provided, that if any Preferred Shares were to be converted pursuant to the terms of the Authorizing Resolutions and instead remain outstanding due to a failure or inability of the Company to effect such conversion, and the Company has not cured such failure or inability to convert such Preferred Shares within 10 days of the occurrence of the event resulting in such failure or inability, the CD&R Parties shall be permitted to Transfer any such Preferred Shares after the first anniversary of the First Closing Date. Notwithstanding the foregoing, the CD&R Parties shall be permitted to Transfer any portion or all of their Preferred Shares or Ordinary Shares at any time under the following circumstances:

(1)    Transfers to any Controlled Affiliate of any CD&R Parties, but only if the transferee agrees in writing for the benefit of the Company (in form and substance satisfactory to the Company and with a copy thereof to be furnished to the Company) to be bound by the terms of this Agreement (any such transferee shall be included in the term “CD&R Parties”) and if the transferee and the transferor agree for the express benefit of the Company that the transferee shall Transfer the Preferred Shares and/or Ordinary Shares (including Ordinary Shares issued upon the conversion of Preferred Shares) so Transferred back to the transferor at or before such time as the transferee ceases to be a Controlled Affiliate of a CD&R Party;

(2)    Transfers by way of surrender to or repurchase by the Company or any Transfer to any Subsidiary of the Company;

(3)    Transfers that have been approved in writing by a majority of the Board excluding the CD&R Designees; or

(4)    If First Reserve is selling Ordinary Shares pursuant to an exercise of First Reserve’s demand or piggyback registration rights set forth in the Amended and Restated First Reserve Registration Rights Agreement, pursuant to an exercise of the CD&R Parties’ piggyback registration rights set forth in Section 2.1 of the CD&R Registration Rights Agreement.

Section 2.5 Legend. (a) The CD&R Parties agree that all certificates or other instruments representing the Preferred Shares or Ordinary Shares subject to this Agreement will bear a legend substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN A SHAREHOLDERS’ AGREEMENT, DATED AS OF [●], 2014, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH SHAREHOLDERS’ AGREEMENT AND (A) PURSUANT TO A REGISTRATION STATEMENT RELATING THERETO THAT IS EFFECTIVE UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH SHAREHOLDERS’ AGREEMENT.

(a)    Upon request of a CD&R Party, upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is no longer required under the Securities Act and applicable state laws, the Company shall promptly cause the first paragraph of the legend to be removed from any certificate for any Preferred Shares or Ordinary Shares to be Transferred in accordance with the terms of this Agreement and the second paragraph of the legend shall be removed upon the expiration of such transfer and other restrictions set forth in this Agreement. Each of the CD&R Parties acknowledge that the Preferred Shares and Ordinary Shares issuable upon conversion of the Preferred Shares have not been registered under the Securities Act or under any state securities laws and agrees that it will not sell or otherwise dispose of any of the Preferred Shares or Ordinary Shares issuable upon conversion of the Preferred Shares except in compliance with this Agreement and the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws.

Section 2.6 Preemptive Rights. (a) From the First Closing until such time as the CD&R Designator is no longer entitled to designate a Director to the Board pursuant to Section 2.2, if the Company makes any public or non-public offering of any Equity Securities or any securities that are convertible or exchangeable into (or exercisable for) Equity Securities, including, for the purposes of this Section 2.6, warrants, options or other such rights (any such security, a “New Security”) (other than (1) pursuant to any employee or director benefit plan or the granting or exercise of employee stock options or other equity incentives pursuant to the Company’s stock incentive plans or employment or consulting arrangements with the Company or any of its

Subsidiaries, (2) issuances in connection with any acquisition (by sale, merger in which the Company is the surviving corporation, or otherwise) by the Company of equity in, or assets of, a business, including any joint venture or strategic partnership or to financial institutions, commercial lenders, brokers/finders or any similar party in connection with the incurrence or guarantee of indebtedness by the Company or any of its Subsidiaries, (3) issuances of any securities issued as a result of a stock split, stock dividend, reclassification or reorganization or similar event, (4) issuances of Equity Securities issued pursuant to a Capitalisation Issue in accordance with the Authorizing Resolutions or issued upon conversion, exchange or exercise of, or as a dividend on, the Preferred Shares then outstanding, if any, (5) issuances of Equity Securities issued upon conversion, exchange or exercise of, or as a dividend on, any convertible securities of the Company issued prior to the date of the Investment Agreement, (6) issuances of Equity Securities upon conversion, exchange or exercise of, or as a dividend on, any Equity Securities issued after the date hereof in a transaction to which this Section 2.6 applied, (7) issuances of Equity Securities pursuant to the Permitted Offering (as defined in the Investment Agreement), and (8) issuances of Equity Securities or issuance of Equity Securities upon conversion, exchange or exercise of, or as a dividend on, any Equity Securities issued pursuant to an exception described in clauses (1) through (7) above), Shareholder and each CD&R Party that purchased Preferred Shares on the Closing Dates or to whom Shareholder later transfers any of its Preferred Shares purchased on the Closing Dates (or Ordinary Shares issued upon conversion of such Preferred Shares) shall be afforded the opportunity to acquire from the Company such CD&R Party’s Preemptive Rights Portion of such New Securities for the same price as that offered to the other purchasers of such Equity Securities or other securities; provided, that the CD&R Parties shall not be entitled to acquire any New Securities pursuant to this Section 2.6 if the issuance of such New Securities to the CD&R Parties would require approval of the shareholders of the Company as a result of any such CD&R Party’s status as an Affiliate of the Company, in which case, the Company may consummate the issuance of New Securities to other investors prior to obtaining approval of the shareholders of the Company but subject to the right of the CD&R Parties to purchase additional New Securities up to its Preemptive Rights Portion of such issuance following approval of the shareholders of the Company; provided, further, that (x) the Company shall use its reasonable best efforts to obtain the approval of the shareholders to approve the issuance of the New Securities to such CD&R Parties and (y) that, if the issuance of such New Securities is to be effected via a private placement, the Company shall use its commercially reasonable efforts to obtain commitments from the purchasers of such New Securities to vote in favor of the issuance of such New Securities to such CD&R Parties; provided, that the Company shall not be required to make any payment to such purchasers or make any changes to the terms of such New Securities that would be adverse to the Company.

(a)    Subject to the foregoing proviso, the amount of New Securities that each CD&R Parties shall be entitled to purchase in the aggregate shall be determined by multiplying (1) the total number of such offered shares of New Securities by (2) a fraction, the numerator of which is the number of Ordinary Shares held by such CD&R Party plus the number of Ordinary Shares represented by the Preferred Shares held by such CD&R Party on an as converted basis, as of such date, and the denominator of which is the number of Ordinary Shares then outstanding plus the number of Ordinary Shares represented by all then outstanding Preferred Shares on an as converted basis, as of such date (the “Preemptive Rights Portion”).

(b)    If the Company proposes to offer New Securities, it shall give Shareholder written notice of its intention, describing the price (or range of prices), anticipated amount of securities, timing and other terms upon which the Company proposes to offer the same (including, in the case of a registered public offering and to the extent possible, a copy of the prospectus included in the registration statement filed with respect to such offering) at least five (5) business days prior to such issuance (provided that, to the extent the terms of such offering cannot reasonably be provided five (5) business days prior to such issuance, notice of such terms may be given on the date of, but prior to, such issuance). The Company may provide such notice to Shareholder on a confidential basis prior to public disclosure of such offering. Shareholder may notify the Company in writing at any time on or prior to the business day immediately prior to the date of such issuance (or, if notice of all such terms has not been given prior to the business day immediately prior to the date of such issuance, at any time prior to such issuance) whether any of the CD&R Parties will exercise such preemptive rights and as to the amount of New Securities the CD&R Parties desires to purchase, up to the maximum amount calculated pursuant to Section 2.6(b). Such notice to the Company shall constitute a binding commitment by the CD&R Parties to purchase the amount of New Securities so specified at the price and other terms set forth in the Company’s notice to it. Subject to receipt of the requisite notice of such issuance, the failure of Shareholder to respond prior to the time a response is required pursuant to this Section 2.6(c) shall be deemed to be a waiver of the CD&R Parties’ purchase rights under this Section 2.6 only with respect to the offering described in the applicable notice.

(c)     Each CD&R Party shall purchase the securities that it has elected to purchase concurrently with the related issuance of such securities by the Company; provided, that if such related issuance is prior to the 12th business day following the date on which such CD&R Party has notified the Company that it has elected to purchase securities pursuant to this

Section 2.6, then each CD&R Party shall purchase such securities within twelve (12) business days following the date of the related issuance. If the proposed issuance by the Company of securities which gave rise to the exercise by the CD&R Parties of its preemptive rights pursuant to this Section 2.6 shall be terminated or abandoned by the Company without the issuance of any securities, then the purchase rights of the CD&R Parties pursuant to this Section 2.6 shall also terminate as to such proposed issuance by the Company (but not any subsequent or future issuance), and any funds in respect thereof paid to the Company by the CD&R Parties in respect thereof shall be refunded in full.

(d)    In the case of the offering of securities for consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board; provided, however, that such fair value as determined by the Board shall not exceed the aggregate market price of the securities being offered as of the date the Board authorizes the offering of such securities.

(e)     The election by any CD&R Parties not to exercise its subscription rights under this Section 2.6 in any one instance shall not affect their right as to any subsequent proposed issuance.

(f)     The Company and the CD&R Parties shall cooperate in good faith to facilitate the exercise of the CD&R Parties’ rights pursuant to this Section 2.6, including securing any required approvals or consents.

Section 2.7 Consent Rights. Following the Second Closing Date and thereafter until such time as the CD&R Parties no longer Beneficially Own at least 30% (or, with respect to clause (3) below, 20%) of the Adjusted Ordinary Shares, the Company shall not take any of the following actions without the prior written consent of the CD&R Designator:

(1)    the adoption of any plan of liquidation, dissolution or winding up of the Company or the filing of any voluntary petition for bankruptcy, receivership or similar proceeding;

(2)    the issuance of any Equity Securities or any securities that are convertible or exchangeable into (or exercisable for) Equity Securities that would require approval of the shareholders of the Company (other than any approval of the shareholders of the Company required as a result of any CD&R Party’s status as an Affiliate of the Company) or any repurchase of Equity Securities (other than repurchases of Equity Securities issued in connection with any employee or director benefit plan or the granting or exercise of employee stock options or other equity incentives pursuant to the Company’s stock incentive plans or employment or consulting arrangements with the Company or any of its Subsidiaries);

(3)    any sale or other transfer of the Company or all or substantially all of the direct and indirect assets of the Company (including via merger, consolidation or similar transaction);

(4)    any acquisition or disposition of any business or division involving consideration in excess of $100 million (whether by merger, sale of stock, sale of assets or other similar transaction);

(5)    any incurrence of indebtedness by the Company or any of its Subsidiaries in excess of $100 million; and

(6)    the hiring or termination of the chief executive officer of the Company.

During the period from the First Closing Date until the Second Closing Date, the Company shall not take any of the above actions without the prior written consent of the CD&R Designator in each case to the extent that such consent right is permitted under applicable NYSE listing standards (or other applicable requirements of any relevant stock exchange) or applicable Law.

Article III
INFORMATION

Section 3.1 Books and Records; Access. Subject to applicable law, until the date on which the CD&R Designator is no longer entitled to designate a Director to the Board pursuant to Section 2.2, the Company shall, and shall cause its Subsidiaries to, upon Shareholders’ reasonable request, permit the Shareholder and its designated representatives, at reasonable times and upon reasonable prior notice to the Company, to review the books and records of the Company or any of such Subsidiaries and to discuss the affairs, finances and condition of the Company or any of such Subsidiaries with the officers of the Company or any such Subsidiary; provided, however, that (i) such access shall not unreasonably disrupt the operations of the Company or any of its Subsidiaries and (ii) the Company shall not be required to disclose any privileged information of the Company so long as the Company has used commercially reasonable efforts to enter into an arrangement pursuant to which it may provide such information to the Shareholder and the CD&R Entities without the loss of any such privilege.

Section 3.2 Certain Reports. Subject to applicable Law, until the date on which the CD&R Designator is no longer entitled to designate a Director to the Board pursuant to Section 2.2, the Company shall deliver or cause to be delivered to the Shareholder, at its request:

(a)    operating and capital expenditure budgets and periodic information packages relating to the operations and cash flows of the Company and its Subsidiaries that are provided to the Board or the board of directors of the Company’s Subsidiaries; and

(b)    to the extent otherwise prepared by the Company, such other reports and information as may be reasonably requested by Shareholder; provided, however, that (i) the Company shall not be required to provide any reports or information to the extent it would unreasonably disrupt the operations of the Company or any of its Subsidiaries and (ii) the Company shall not be required to disclose any privileged information of the Company so long as the Company has used commercially reasonable efforts to enter into an arrangement pursuant to which it may provide such information to the Shareholder and the CD&R Entities without the loss of any such privilege.

Section 3.3 Confidentiality. The Purchaser, the CD&R Manager and each CD&R Party will hold, and will cause its respective Affiliates and their respective directors, managers, officers, employees, agents, consultants, auditors, attorneys, financial advisors, financing sources and other consultants and advisors (“Representatives”) to hold, in strict confidence, unless disclosure to a regulatory authority is necessary in connection with any necessary regulatory approval, examination or inspection or unless disclosure is required by judicial or administrative process or by other requirement of law or the applicable requirements of any regulatory agency or relevant stock exchange (in which case, other than in connection with a disclosure in connection with a routine audit or examination by, or document request from, a regulatory or self-regulatory authority, bank examiner or auditor, the party disclosing such information shall provide the other party with prior written notice of such permitted disclosure), all non-public records, books, contracts, instruments, computer data and other data and information (collectively, “Information”) concerning the Company or any of its Subsidiaries furnished to it by or on behalf of the Company or any of its Subsidiaries pursuant to this Agreement (except to the extent that such information can be shown by the party receiving such Information to have been (1) previously known by such party from other sources, provided that such source was not known by such party to be bound by a contractual, legal or fiduciary obligation of confidentiality to the other party, (2) in the public domain through no violation of this Section 3.3 by such party or (3) later lawfully acquired from other sources by the party to which it was furnished), and no such party shall release or disclose such Information to any other person, except its Representatives; provided, that nothing herein, or in any confidentiality agreement with the Company entered into prior to the date hereof, shall prevent the Purchaser from disclosing Information on a confidential basis to (i) any advisory committee made up of its or any of its Affiliates’ direct or indirect limited partners, (ii) in connection with any syndication of any indirect equity interest in the Company issued by the Purchaser or its Affiliates to any prospective limited partners, or other equity investors and/or their respective Representatives or (iii) any proposed transferee of any Preferred Shares or Ordinary Shares owned by any of the CD&R Parties in connection with any Transfer that is permitted under this Agreement.

Section 3.4 Tax Matters.

(a)    Following the First Closing, the Company shall monitor the status of each Company Group Member and shall undertake commercially reasonable actions to ensure that no such member should be characterized as a PFIC for any taxable year (as determined for U.S. federal income tax purposes) of such member.

(b)    Following the First Closing, the Company will use commercially reasonable efforts to promptly furnish to the Purchaser information reasonably requested in writing that the Company has in its possession or can reasonably obtain, create, or cause to be created, in order to enable the Purchaser or its direct or indirect investors to comply with any applicable tax reporting requirements with respect to the ownership or disposition of any Preferred Shares it holds. Within a reasonable period of time following the end of the Company’s taxable year, such period not to exceed 4 months, the Company will make available to the Purchaser all information that would reasonably permit the Purchaser to determine whether the Company or any other Company Group Member was a PFIC for such taxable year. If the Purchaser reasonably believes that it is likely that the Company or any other Company Group Member will be a PFIC for any taxable year, the Company will provide the Purchaser with the information necessary in order for the Purchaser or any direct or indirect investor therein, as the case may be, to timely and properly make an election under section 1295 of the Code to treat the Company or such other Company Group Member as a “qualified electing fund” or an election under Section 1298(b)(1) or Section 1291(d)(2) of the Code and the regulations thereunder and comply with the reporting requirements applicable to any such election.

(c)     The rights of the Purchaser in this 0 shall terminate and be of no further effect when the CD&R Designator is no longer entitled to designate a Director to the Board pursuant to Section 2.2.

Article IV
GENERAL PROVISIONS

Section 4.1 Termination. This Agreement shall terminate on the earlier to occur of (i) such time as the CD&R Designator is no longer entitled to designate a Director pursuant to Section 2.2(a), and (ii) the delivery of a written notice by the CD&R Designator to the Company requesting that this Agreement terminate.

Section 4.2 Notices. Any notice, designation, request, request for consent or consent provided for in this Agreement shall be in writing and shall be either sent by facsimile or email, personally delivered, mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the Company’s records, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Notices and other such documents will be deemed to have been given or made hereunder when sent by facsimile or email (receipt confirmed), delivered personally, five days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service.

The Company’s address is:

CHC Group Ltd.
c/o Intertrust Corporate Services (Cayman) Ltd.
190 Elgin Avenue
George Town, Grand Cayman KY1-9005, Cayman Islands
Attn:        Michael O’Neill
Fax:         (604) 232-8359
Email:     Mike.ONeill@chc.ca

with a copy to (which copy alone shall not constitute notice):

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attn:         William E. Curbow, Esq.
Telephone: (212) 455-3160
Fax:          (212) 455-2502
Email:      wcurbow@stblaw.com

and with a copy to (which copy alone shall not constitute notice):

Simpson Thacher & Bartlett LLP
2 Houston Center – Suite 1475
909 Fannin Street
Houston, Texas 77010
Attn:        Christopher R. May
Fax:         (713) 821-5602
Email:     cmay@stblaw.com

and with a copy to (which copy alone shall not constitute notice):

Cooley LLP
3175 Hanover Street
Palo Alto, CA
Attn:        Louis Lehot
Fax:         (650) 849-7400
Email:     llehot@cooley.com

Shareholder’s and the CD&R Parties’ address is:

c/o Clayton, Dubilier & Rice, LLC
375 Park Avenue, 18th Floor
New York, NY 10152
Attn:        Nathan K. Sleeper
Fax:         (212) 407-5252
Email:     nsleeper@cdr-inc.com

with a copy to (which copy alone shall not constitute notice):

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attn:        Kevin A. Rinker
Fax:         (212) 521-7569
Email:     karinker@debevoise.com

Section 4.3 Amendment; Waiver. This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the Company and the other parties hereto and each of the CD&R Parties other than the CD&R Designator hereby appoints the CD&R Designator as its attorney in fact (the “Attorney”) for and in the name of and on behalf of such party to negotiate and approve any amendments, supplements or modifications to this Agreement (including any change of parties thereto) as the Attorney shall think necessary, advisable, convenient or otherwise desirable and to approve, complete, amend and execute and deliver, on behalf of and in the name of such party, any document which effects or otherwise evidences such amendment, supplement or modification. Neither the failure nor delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 4.4 Further Assurances. The parties hereto will sign such further documents, cause such meetings to be held, resolutions passed, exercise their votes and do and perform and cause to be done such further acts and things necessary, proper or advisable in order to give full effect to this Agreement and every provision hereof. To the fullest extent permitted by law, the Company shall not directly or indirectly take any action that is intended to, or would reasonably be expected to result in, CD&R or any CD&R Party being deprived of the rights contemplated by this Agreement. Without limiting the foregoing, the Company shall (i) comply with the terms and provisions of the Authorizing Resolutions, (ii) not take or fail to take any actions that would violate any terms or provisions of the Authorizing Resolutions and (iii) maintain in effect a sufficient number of authorized Ordinary Shares as necessary to effect any conversion of all issued and outstanding Preferred Shares and not issue or allot any Ordinary Shares such that the number of authorized but unissued Ordinary Shares would at such time be insufficient to permit the conversion of all issued Preferred Shares into Ordinary Shares at such time.

Section 4.5 Assignment. This Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned without the express prior written consent of the other parties hereto, and any attempted assignment, without such consents, will be null and void; provided, however, that, without the prior written consent of the Company, a CD&R Party may assign this Agreement to a Controlled Affiliate of any CD&R Party that becomes a party hereto pursuant to Section 2.4(b)(1).

Section 4.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 4.7 Jurisdiction; Waiver of Jury Trial. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan, State of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. The parties hereby irrevocably and unconditionally consent to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of the venue of any such action, suit or proceeding in any such court or that any such action, suit or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in this Section 4.7 shall be deemed effective service of process on such party. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 4.8 Specific Performance. Each party hereto acknowledges and agrees that in the event of any breach of this Agreement by any of them, the other parties hereto would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and agrees that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to specific performance of this Agreement without the posting of bond.

Section 4.9 Entire Agreement. This Agreement (together with the Transaction Documents) sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or understandings with respect to the subject matter hereof or thereof other than those expressly set forth herein and therein. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.

Section 4.10 Severability. If any provision of this Agreement, or the application of such provision to any Person or circumstance or in any jurisdiction, shall be held to be invalid or unenforceable to any extent, (i) the remainder of this Agreement shall not be affected thereby, and each other provision hereof shall be valid and enforceable to the fullest extent permitted by law, (ii) as to such Person or circumstance or in such jurisdiction such provision shall be reformed to be valid and enforceable to the fullest extent permitted by law and (iii) the application of such provision to other Persons or circumstances or in other jurisdictions shall not be affected thereby.

Section 4.11 Table of Contents, Headings and Captions. The table of contents, headings, subheadings and captions contained in this Agreement are included for convenience of reference only, and in no way define, limit or describe the scope of this Agreement or the intent of any provision hereof.

Section 4.12 Counterparts. This Agreement and any amendment hereto may be signed in any number of separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one Agreement (or amendment, as applicable).

Section 4.13 Effectiveness. This Agreement shall become effective upon the First Closing Date.

[Signatures begin next page]

IN WITNESS WHEREOF, the parties hereto have executed this Shareholders’ Agreement on the day and year first above written.

COMPANY

CHC GROUP LTD.

By:
Name:
Title:

SHAREHOLDER

[●]

By:
Name:
Title:

CD&R PARTIES

[●]

By:
Name:
Title:

Solely for purposes of Section 2.3, Section 3.3 and 0 hereof:

CLAYTON, DUBILIER & RICE FUND IX, L.P.

By: CD&R Associates IX, L.P., its general partner

By: CD&R Investment Associates IX, Ltd., its general partner

By:
Name:
Title:

Solely for purposes of Section 2.3 and Section 3.3 hereof:

CLAYTON, DUBILIER & RICE, LLC

By:
Name:
Title:

[Signature Page to Shareholdes’ Agreement]

Annex E

Chc Group Ltd.
Form of Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

by and among

CHC GROUP LTD.,

[●] and

the other parties hereto

Dated as of [●], 2014

i

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is dated as of [●], 2014 and is by and among CHC Group Ltd., a Cayman Islands exempted company (the “Company”), [[●] a Cayman Islands exempted limited partnership, acting by its general partner, [●], a [●]] (the “Purchaser”) and the other entities listed on the signature pages hereto under the heading “CD&R” (collectively, “CD&R”).

BACKGROUND

WHEREAS, in connection with the transactions contemplated by the Investment Agreement, dated as of August 21, 2014, among the Company, the Purchaser and Clayton, Dubilier and Rice, LLC, a Delaware limited liability company (as amended, the “Investment Agreement”), the Company has issued and sold to the Purchaser, and the Purchaser has purchased from the Company, Preferred Shares that are convertible into Ordinary Shares (the “Purchase”); and

WHEREAS, the Company desires to grant registration rights to CD&R on the terms and conditions set out in this Agreement.

NOW, THEREFORE, the parties agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1 Certain Definitions. As used in this Agreement:

“Adjusted Ordinary Shares” means at the time of determination (i) the issued Ordinary Shares, (ii) Ordinary Shares issuable upon the conversion of issued Preferred Shares and (iii) Ordinary Shares issuable upon the conversion of any other issued convertible securities of the Company but only if at the time of determination the holder thereof has the right to so convert such securities.

“Affiliate” has the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof.

“Agreement” has the meaning set forth in the preamble.

“Board” means the board of directors of the Company.

“Business Day” means a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in New York City are authorized or required by law to close.

“CD&R” has the meaning set forth in the preamble.

“CD&R Entities” means the entities comprising CD&R, their respective Affiliates and the successors and permitted assigns of the entities and their respective Affiliates.

“Company” has the meaning set forth in the preamble.

“Control” (including its correlative meanings, “Controlled by” and “under common Control with”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

“Demand Party” has the meaning set forth in Section 2.2(a).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“First Closing Date” has the meaning set forth in the Investment Agreement.

“First Reserve” means the entities listed on the signature pages to the First Reserve Registration Rights Agreement.

“First Reserve Entities” means the entities comprising First Reserve, their respective Affiliates and the successors and permitted assigns of the entities and their respective Affiliates.

“First Reserve Registration Rights Agreement” means the Registration Rights Agreement, dated as of January 17, 2014, by and among the Company, 6922767 Holding (Cayman) Inc. and the other parties thereto, as amended.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Holder” means the Purchaser and each other entity comprising CD&R that is a holder of Registrable Securities or Securities exercisable, exchangeable or convertible into Registrable Securities or any Transferee of such Person to whom registration rights are assigned pursuant to Section 4.2; provided, that if First Reserve and CD&R have both exercised, or would be permitted to exercise, demand or piggyback registration rights to participate in any offering of Registrable Securities hereunder or under the First Reserve Registration Rights Agreement, for purposes of applying Section 2.1 and Section 2.2, “Holder” shall be deemed to include 6922767 Holding (Cayman) Inc. and each other entity comprising First Reserve that is a holder of Registrable Securities or Securities exercisable, exchangeable or convertible into Registrable Securities or any Transferee of such Person to whom registration rights are assigned pursuant to Section 4.2 of the First Reserve Registration Rights Agreement.

“Indemnified Party” and Indemnified Parties” have the meanings set forth in Section 3.1.

“Investment Agreement” has the meaning set forth in the recitals.

“Law” means any statute, law, regulation, ordinance, rule, injunction, order, decree, governmental approval, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority.

“Lockup Period” has the meaning set forth in the Shareholders Agreement.

“Ordinary Shares” means the ordinary shares of a nominal or par value of $0.0001 per share, of the Company, and any other capital stock of the Company into which such ordinary shares are reclassified or reconstituted.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a cooperative, an unincorporated organization, or other form of business organization, whether or not regarded as a legal entity under applicable Law, or any Governmental Authority or any department, agency or political subdivision thereof.

“Preferred Shares” means the preferred shares of a nominal or par value of $0.0001 per share, of the Company, designated as “Convertible Preferred Shares”, and any other capital stock of the Company into which such preferred shares are reclassified or reconstituted.

“Public Offering” means a public offering of equity securities of the Company or any successor thereto or any Subsidiary of the Company pursuant to a registration statement declared effective under the Securities Act.

“Purchase” has the meaning set forth in the recitals.

“Purchaser” has the meaning set forth in the preamble.

“Registrable Securities” means all Ordinary Shares, or any Securities of the Company into which the Ordinary Shares may be converted or exchanged pursuant to any merger, consolidation, sale of all or any part of its assets, corporate conversion or other extraordinary transaction of the Company held by a Holder (whether now held or hereafter acquired, and including any such Securities received by a Holder upon the conversion or exchange of, or pursuant to such a transaction with respect to, other Securities held by such Holder) and any Preferred Shares that remain outstanding more than 8.5 years after the First Closing Date. As to any Registrable Securities, such Securities will cease to be Registrable Securities when:

(a)    a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement;

(b)    such Registrable Securities shall have been sold pursuant to Rule 144 or 145 (or any similar provision then in effect) under the Securities Act;

(c)     such Registrable Securities are otherwise transferred and such Registrable Securities may be resold without registration under the Securities Act without volume limitation, manner of sale or other restrictions on transfer, other than such Registrable Securities that have been Transferred in connection with an assignment permitted under Section 4.2; or

(d)    such Registrable Securities cease to be outstanding.

“Registration Expenses” means any and all expenses incurred in connection with the performance of or compliance with this Agreement, including:

(a)    all SEC, stock exchange, or FINRA registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA, and of its counsel);

(b)    all fees and expenses of complying with securities or blue sky Laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities);

(c)     all reasonable printing, messenger and delivery expenses;

(d)    all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or FINRA and all rating agency fees;

(e)     the reasonable fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance;

(f)     any fees and disbursements of underwriters customarily paid by the issuers or sellers of Securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration;

(g)     the reasonable fees and out-of-pocket expenses of not more than one law firm (as selected by the Holders of a majority of the Registrable Securities included in such registration) incurred by all the Holders in connection with the registration;

(h)    the costs and expenses of the Company relating to analyst and investor presentations or any “road show” undertaken in connection with the registration and/or marketing of the Registrable Securities (including the reasonable out-of-pocket expenses of the Holders); and

(i)      any other fees and disbursements customarily paid by the issuers of securities; provided, however, Registration Expenses shall not include any underwriting discounts and commissions and transfer taxes, if any.

“SEC” means the U.S. Securities and Exchange Commission or any successor agency.

“Securities” means shares, capital stock, limited partnership interests, limited liability company interests, beneficial interests, warrants, options, notes, bonds, debentures, and other securities, equity interests, ownership interests and similar obligations of every kind and nature of any Person.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Shareholders Agreement” means the Shareholders Agreement, dated as of [●], 2014, entered into between [●] and the Company, as amended.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which: (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, representatives or trustees thereof is at the time owned or Controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (ii) if a limited liability company, partnership, association or other business entity, a majority of the total voting power of stock (or equivalent ownership interest) of the limited liability company, partnership, association or other business entity is at the time owned or Controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or Control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“Transfer” (including its correlative meanings, “Transferor”, “Transferee” and “Transferred”) shall mean, with respect to any security, directly or indirectly, to sell, contract to sell, give, assign, hypothecate, pledge, encumber, grant a security interest in, offer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any economic, voting or other rights in or to such security. When used as a noun, “Transfer” shall have such correlative meaning as the context may require.

Section 1.2 Other Definitional Provisions; Interpretation.

(a)    The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and references in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specified.

(b)    The headings in this Agreement are included for convenience of reference only and do not limit or otherwise affect the meaning or interpretation of this Agreement.

(c)     The meanings given to terms defined herein are equally applicable to both the singular and plural forms of such terms.

ARTICLE II
REGISTRATION RIGHTS

Section 2.1 Piggyback Rights.

(a)    If at any time following expiration of the Lockup Period (or earlier, if a Holder exercises its piggyback registration rights as contemplated by Section 2.4(4) of the Shareholders Agreement), the Company proposes to register Securities for public sale (whether proposed to be offered for sale by the Company or by any other Person) under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes) in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time following expiration of the Lockup Period (or earlier, if a Holder exercises its piggyback registration rights as contemplated by Section 2.4(4) of the Shareholders Agreement), give prompt written notice (which notice shall specify the intended method or methods of disposition) to the Holders of its intention to do so and of such Holder’s rights under this Section 2.1. Upon the written request of any Holder made within 15 days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Holders have so requested to be registered; provided, that: (i) if, at any time after giving written notice of its intention to register any Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the Securities to be sold by it, the Company may, at its election, give written notice of such determination to the Holders and, thereupon, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith) without prejudice to the rights of any Holder to request that such registration be effected as a registration under Section 2.2(a); and (ii) if such registration involves an underwritten offering, the Holders of Registrable Securities requesting to be included in the registration must, upon the written request of the Company, sell their Registrable Securities to the underwriters on the same terms and conditions as apply to the other Securities being sold through underwriters under such registration, with, in the case of a combined primary and secondary offering, only such differences, including any with respect to representations and warranties, indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings.

(b)    Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.1.

(c)     Priority in Piggyback Registrations. Subject to Section 2.2(e) with respect to any registration pursuant to Section 2.2, if a registration pursuant to this Section 2.1 involves an underwritten offering and the managing underwriter advises the Company in writing (a copy of which shall be provided to the Holders) that, in its opinion, the number of Registrable Securities and other Securities of the Company requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have a material and adverse effect on the price, timing or distribution of the Securities offered in such offering, then the Company will include in such registration: (i) first, the Securities the Company proposes to sell for its own account; (ii) second, if the First Reserve Entities have beneficial ownership of less than 7.5% of the Adjusted Ordinary Shares, such number of Registrable Securities requested to be included by the First Reserve Entities which, in the opinion of such managing underwriter, can be sold without having the material and adverse effect referred to above, and (iii) third, such number of Registrable Securities requested to be included by all other Holders of Registrable Securities (including, if applicable, the First Reserve Entities), which, in the opinion of such managing underwriter, can be sold without having the material and adverse effect referred to above, which number of Registrable Securities shall be allocated pro rata among all such requesting Holders of Registrable Securities on the basis of the relative number of Registrable Securities then held by each such Holder on an as-converted basis (provided, that any Securities thereby allocated to any such Holder that exceed such Holder’s request will be reallocated among the remaining requesting Holders in like manner). Any other selling holders of the Company’s Securities (other than transferees to whom a Holder has assigned its rights under this Agreement) will be included in an underwritten offering only with the consent of Holders holding a majority of the shares being sold in such offering.

(d)    Excluded Transactions. The Company shall not be obligated to effect any registration of Registrable Securities under this Section 2.1 incidental to the registration of any of its Securities in connection with:

(i)      a registration statement filed to cover issuances under employee benefits plans or dividend reinvestment plans; or

(ii)     any registration statement relating solely to the acquisition or merger after the date hereof by the Company or any of its Subsidiaries of or with any other businesses.

(e)     Plan of Distribution, Underwriters and Counsel. If a registration pursuant to this Section 2.1 involves an underwritten offering, the Holders of a majority of the Registrable Securities included in such underwritten offering shall have the right to (i) determine the plan of distribution, (ii) select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter (provided, that such investment banker or bankers and managers shall be reasonably satisfactory to the Company) and (iii) select counsel for the selling Holders.

(f)     Shelf Takedowns. In connection with any shelf takedown (whether pursuant to Section 2.2(f) or at the initiative of the Company), the Holders may exercise “piggyback” rights in the manner described in this Agreement to have included in such takedown Registrable Securities held by them that are registered on such shelf registration statement.

Section 2.2 Demand Registration.

(a)    General. At any time, upon the written request of any Holder (the “Demand Party”) requesting that the Company effect the registration under the Securities Act of Registrable Securities and specifying the amount and intended method of disposition thereof (including, but not limited to, an underwritten public offering), the Company will (i) promptly give written notice of such requested registration to the other Holders and other holders of its Securities entitled to notice of such registration, if any, and (ii) as expeditiously as possible, use its reasonable best efforts to file a registration statement to effect the registration under the Securities Act of:

(i)      such Registrable Securities which the Company has been so requested to register by the Demand Party in accordance with the intended method of disposition thereof; and

(ii)     the Registrable Securities of other Holders which the Company has been requested to register by written request given to the Company within 15 days after the giving of such written notice by the Company.

Notwithstanding the foregoing, the Company shall not be obligated to file a registration statement relating to any registration request under this Section 2.2(a):

(x)    within a period of 180 days (or such lesser period as the managing underwriters in an underwritten offering may permit) after the effective date of any other registration statement relating to any registration request under this Section 2.2(a) or the First Reserve Registration Rights Agreement or relating to any registration referred to in Section 2.1; or

(y)    if, in the good faith judgment of the Board, the Company is in possession of material non-public information the disclosure of which would be materially adverse to the Company and would not otherwise be required under Law, in which case the filing of the registration statement may be delayed until the earlier of the second Business Day after such conditions shall have ceased to exist and the 60th day after receipt by the Company of the written request from a Demand Party to register Registrable Securities under this Section 2.2(a); provided, that the Company shall not effect such a delay more than two times in any 12-month period.

(b)    Form. Each registration statement prepared at the request of a Demand Party shall be effected on such form as is reasonably requested by the Demand Party, including by a shelf registration pursuant to Rule 415 under the Securities Act on a Form S-3 (or any successor rule or form thereto) or, to the extent the Company is a well-known seasoned issuer (a “WKSI”) an automatic shelf registration statement (as defined in Rule 405) on Form S-3, if so requested by the Demand Party and if the Company is then eligible to effect a shelf registration and use such form for such disposition.

(c)     Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2.

(d)    Plan of Distribution, Underwriters and Counsel. If a requested registration pursuant to this Section 2.2 involves an underwritten offering, the Holders of a majority of the Registrable Securities included in such underwritten offering shall have the right to (i) determine the plan of distribution, (ii) select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter (provided, that such investment banker or bankers and managers shall be reasonably satisfactory to the Company) and (iii) select counsel for the selling Holders.

(e)     Priority in Demand Registrations. If a requested registration pursuant to this Section 2.2 involves an underwritten offering and the managing underwriter advises the Company in writing (a copy of which shall be provided to the Holders) that, in its opinion, the number of Registrable Securities requested to be included in such registration (including Securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, so as to be likely to have a material and adverse effect on the price, timing or distribution of the Securities offered in such offering, then the number of such Registrable Securities to be included in such registration shall be allocated (i) first, if the First Reserve Entities have beneficial ownership of less than 7.5% of the outstanding Adjusted Ordinary Shares, to the First Reserve Entities, and (ii) second, pro rata among the Demand Party and all other Holders of Registrable Securities (including, if applicable, the First Reserve Entities) that have requested that their Registrable Securities be sold pursuant to Section 2.1(a) on the basis of the relative number of the Company’s Securities then held by such Holder (provided, that any Securities thereby allocated to any such Holder that exceed such Holder’s request will be reallocated among all such remaining parties in like manner). Any other selling holders of the Company’s Securities (other than transferees to whom a Holder has assigned its rights under this Agreement) will be included in an underwritten offering only with the consent of Holders holding a majority of the shares being sold in such offering.

(f)     Shelf Takedowns. Upon the written request of the Demand Party at any time and from time to time, the Company will facilitate in the manner described in this Agreement a “takedown” of the Demand Party’s Registrable Securities off of

an effective shelf registration statement. Upon the written request of the Demand Party, the Company will file and seek the effectiveness of a post-effective amendment to an existing shelf registration statement in order to register up to the number of the Demand Party’s Registrable Securities previously taken down off of such shelf by the Demand Party and not yet “reloaded” onto such shelf registration statement.

(g)     Additional Rights. Except as expressly provided in this Agreement or the First Reserve Registration Rights Agreement, the Company shall not grant to any Person the right to request or require the Company to register any equity Securities of the Company, or any Securities convertible, exchangeable or exercisable for or into such Securities, or amend any grant of such a right, without the prior written consent of the Holders holding a majority of the Registrable Securities subject to this Agreement. In the event the Company engages in a merger or consolidation in which the Ordinary Shares are converted into Securities of another company, appropriate arrangements will be made so that the registration rights provided under this Agreement continue to be provided to Holders by the issuer of such Securities. To the extent such new issuer, or any other company acquired by the Company in a merger or consolidation, was bound by registration rights that would conflict with the provisions of this Agreement, the Company will use its reasonable best efforts to modify any such “inherited” registration rights so as not to interfere in any material respects with the rights provided under this Agreement, unless otherwise agreed by Holders then holding a majority of Registrable Securities.

Section 2.3 Registration Procedures. If and whenever the Company is required to file a registration statement with respect to, or to use its reasonable best efforts to effect or cause the registration of, any Registrable Securities under the Securities Act as provided in this Agreement, the Company will as expeditiously as possible:

(a)    promptly prepare and file with the SEC a registration statement on an appropriate form with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of Securities which it has initiated for its own account at any time prior to the effective date of the registration statement relating thereto (and, in such event, the Company shall pay the Registration Expenses incurred in connection therewith); and provided, further, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will (i) furnish to counsel for the sellers of Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel, (ii) fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the sellers of Registrable Securities being sold may request, and (iii) make such of the representatives of the Company as shall be reasonably requested by the sellers of the Registrable Securities being sold available for discussion of such documents; provided, that the Company shall not have any obligation to modify any information if the Company reasonably expects that so doing would cause the registration statement to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(b)    prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of two years (which period shall not be applicable in the case of a shelf registration effected pursuant to a request under Section 2.2(b)) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will (i) furnish to counsel for the sellers of Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel, (ii) fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the sellers of Registrable Securities being sold may request, and (iii) make such of the representatives of the Company as shall be reasonably requested by the sellers of the Registrable Securities being sold available for discussion of such documents; provided, that the Company shall not have any obligation to modify any information if the Company reasonably expects that so doing would cause the registration statement to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(c)     furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

(d)    use its reasonable best efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller;

(e)     use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(f)     notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g)     otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its Security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;

(h)    (i) use its reasonable best efforts to list such Registrable Securities on any securities exchange on which other Securities of the Company are then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; and (ii) use its reasonable best efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(i)      enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to, or in substitution for the indemnification provisions hereof, and take such other actions as sellers of a majority of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(j)     obtain a “cold comfort” letter or letters from the Company’s independent public accountants in customary form and covering matters of the type customarily covered by “cold comfort” letters as the seller or sellers of a majority of such Registrable Securities shall reasonably request;

(k)    prior to the effective date of the registration statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities;

(l)      make available upon reasonable notice and during normal business hours for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, in order to permit or facilitate the intended method or methods of distribution of such Registrable Securities, including to enable them to exercise their due diligence with regards to the distribution of the Registrable Securities;

(m)   notify counsel for the Holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing: (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to any prospectus shall have been filed; (ii) of the receipt of any comments from the SEC; (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information; and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(n)    provide each Holder of Registrable Securities included in such registration statement reasonable opportunity to comment on the registration statement, any post-effective amendments to the registration statement, any supplement to the prospectus or any amendment to any prospectus;

(o)    make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

(p)    if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

(q)    cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Securities to be sold under the registration statement, and enable such Securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or the Holders may request;

(r)     use its reasonable best efforts to make available the executive officers of the Company to participate with the Holders of Registrable Securities and any underwriters in any “road shows” that may be reasonably requested by the Holders in connection with distribution of Registrable Securities;

(s)     obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel; and

(t)     cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

Section 2.4 Other Registration-Related Matters.

(a)    The Company may require any Person that is Transferring Securities in a Public Offering pursuant to Sections 2.1 or 2.2 to furnish to the Company in writing such information regarding such Person and pertinent to the disclosure requirements relating to the registration and the distribution of the Registrable Securities which are included in such Public Offering as the Company may from time to time reasonably request in writing.

(b)    Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(f), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until its receipt of the copies of the amended or supplemented prospectus contemplated by Section 2.3(f) and, if so directed by the Company, each Holder will deliver to the Company or destroy (at the Company’s expense) all copies, other than permanent file copies then in their possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2.3(f) to and including the date when each seller of Registrable Securities covered by such registration statement has received the copies of the supplemented or amended prospectus contemplated by Section 2.3(f).

(c)     Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(l)(iv), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the lifting of such stop order, other order or suspension or the termination of such proceedings and, if so directed by the Company, each Holder will deliver to the Company or destroy (at the Company’s expense) all copies, other than permanent file copies then in its possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2.3(l)(iv) to and including the date when such stop order, other order or suspension is lifted or such proceedings are terminated.

(d)    (i) Each Holder will, in connection with a Public Offering of the Company’s equity Securities (whether for the Company’s account or for the account of any Holder or Holders, or both), upon the request of the Company or of the underwriters managing any underwritten offering of the Company’s Securities, agree in writing not to effect any sale, disposition or distribution of Registrable Securities (other than those included in the Public Offering) without the prior written consent of the managing underwriter for such period of time commencing seven days before and ending 180 days (or such earlier date as the managing underwriter shall agree) after the effective date of such registration; provided, that the Company shall cause all directors and officers of the Company, Holders of more than 5% of the Registrable Securities and all other Persons with registration rights with respect to the Company’s Securities (whether or not pursuant to this Agreement) to enter into agreements similar to those contained in this Section 2.4(d)(i) (without regard to this proviso); and (ii) the Company and its Subsidiaries will, in connection with an underwritten Public Offering of the Company’s Securities in respect of which Registrable Securities are included, upon the request of the underwriters managing such offering, agree in writing not to effect any sale, disposition or distribution of equity Securities of the Company (other than those included in such Public Offering, offered pursuant to Section 2.2(f), offered on Form S-8, issuable upon conversion of Securities or upon the exercise of options, or the grant of options in the ordinary course of business pursuant to then-existing management equity plans or equity-based employee benefit plans, in each case outstanding on the date a notice is given by the Company pursuant to Section 2.1(a) or a request is made pursuant to Section 2.2(a), as the case may be), without the prior written consent of the managing underwriter, for such period of time commencing seven days before and ending 180 days (or such earlier date as the managing underwriter shall agree) after the effective date of such registration.

(e)     With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of Securities of the Company to the public without registration after such time as a public market exists for Registrable Securities, the Company agrees:

(i)      to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its Securities to the public;

(ii)     to use its commercially reasonable efforts to then file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(iii)    so long as a Holder owns any Registrable Securities, to furnish to such Holder promptly upon request: (A) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its Securities to the public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); (B) a copy of the most recent annual or quarterly report of the Company; and (C) such other reports and documents of the Company as such Holder may reasonably request in availing itself or himself of any rule or regulation of the SEC allowing such Holder to sell any such Securities without registration.

(f)     Counsel to represent Holders of Registrable Securities shall be selected by the Holders of at least a majority of the Registrable Securities included in the relevant registration.

(g)     Each of the parties hereto agrees that the registration rights provided to the Holders herein are not intended to, and shall not be deemed to, override or limit any other restrictions on Transfer to which any such Holder may otherwise be subject.

ARTICLE III
INDEMNIFICATION

Section 3.1 Indemnification by the Company. In the event of any registration of any Securities of the Company under the Securities Act pursuant to Sections 2.1 or 2.2, the Company hereby indemnifies and agrees to hold harmless, to the fullest extent permitted by Law, each Holder who sells Registrable Securities covered by such registration statement, each Affiliate of such Holder and their respective directors and officers or general and limited partners (and the directors, officers, employees, Affiliates and controlling Persons of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such Securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act (each, and “Indemnified Party” and collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, and reasonable and documented expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon: (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or related document or report; (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of a prospectus, in the light of the circumstances when they were made; or (c) any violation or alleged violation by the Company or any of its Subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its Subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or related document or report, and the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company will not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party expressly for use in the preparation thereof. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and will survive the Transfer of such Securities by such Holder or any termination of this Agreement.

Section 3.2 Indemnification by the Holders and Underwriters. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Sections 2.1 or 2.2, that the Company shall have received an undertaking reasonably satisfactory to it from the Holder of such Registrable Securities or any prospective underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.1) the Company, all other Holders or any prospective underwriter, as the case may be, and any of their respective Affiliates, directors, officers and controlling Persons, with respect to any untrue statement in or omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such untrue statement or omission was made in reliance upon and in conformity with written information with respect to such Holder or underwriter furnished to the Company by such Holder or underwriter expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective Affiliates, directors, officers or controlling Persons and will survive the Transfer of such Securities by such Holder. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

Section 3.3 Notices of Claims, Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article III, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the Indemnified Party to give notice as provided herein will not relieve the indemnifying party of its obligations under Sections 3.1 or 3.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel selected by the Holders of at least a majority of the Registrable Securities included in the relevant registration, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such Indemnified Party’s reasonable judgment, having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such Indemnified Party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such Indemnified Party in such action, it being understood, however, that the indemnifying party will not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties (and not more than one separate firm of local counsel at any time for all such Indemnified Parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. An indemnifying party shall not be liable for any settlement of any action or claim referred to in this Article III effected without its written consent, which shall not be unreasonably withheld, delayed or conditioned.

Section 3.4 Contribution. If the indemnification provided for hereunder from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein for reasons other than those described in the proviso in the first sentence of Section 3.1, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 3.4 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 3.5 Other Indemnification. Indemnification similar to that specified in this Article III (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of Securities under any Law or with any Governmental Authority other than as required by the Securities Act.

Section 3.6 Non-Exclusivity. The obligations of the parties under this Article III will be in addition to any liability which any party may otherwise have to any other party.

ARTICLE IV
OTHER

Section 4.1 Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing and shall be deemed given (a) when delivered personally, (b) five (5) Business Days after being sent by certified or registered mail, postage prepaid, return receipt requested, (c) one (1) Business Day after being sent by Federal Express or other nationally recognized overnight courier, or (d) if transmitted by facsimile or email, if confirmed within 24 hours thereafter by a signed original sent in the manner provided in clause (a), (b) or (c) to parties at the following addresses (or at such other address for a party as shall be specified by prior written notice from such party):

if to the Company:

CHC Group Ltd.
c/o Intertrust Corporate Services (Cayman) Ltd.
190 Elgin Avenue
George Town, Grand Cayman KY1-9005, Cayman Islands
Attention: Michael O’Neill
Fax:         (604) 232-8359
Email:     Mike.Oneill@chc.ca

with an additional copy (not constituting notice) to:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention: William E. Curbow
Facsimile: (212) 455-2502
Email:     wcurbow@stblaw.com

and

Simpson Thacher & Bartlett LLP
2 Houston Center – Suite 1475
909 Fannin Street
Houston, Texas 77010
Attention: Christopher R. May
Fax:         (713) 821-5602
Email:     cmay@stblaw.com

and

Cooley LLP
3175 Hanover Street
Palo Alto, California 94304
Attention: Louis Lehot, Esq.
Fax:         (650) 849-7400
Email:     llehot@cooley.com

if to CD&R:

c/o Clayton, Dubilier & Rice, LLC
375 Park Avenue, 18th Floor
New York, NY 10152
Attention: Nathan K. Sleeper
Fax:         (212) 407-5252
Email:     nsleeper@cdr-inc.com

with an additional copy (not constituting notice) to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attention: Kevin A. Rinker
Fax:         (212) 521-7569
Email:     karinker@debevoise.com

Section 4.2 Assignment. Neither the Company nor any Holder shall assign all or any part of this Agreement without the prior written consent of the Company and CD&R; provided, however, that any CD&R Entity may assign its rights and obligations under this Agreement in whole or in part to any of its Affiliates. Except as otherwise provided herein, this Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns.

Section 4.3 Certain Additional Agreements. If any registration statement or comparable statement under state blue sky laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (a) the insertion therein of language, in form and substance reasonably satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Issuer, or (b) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Issuer required by the Securities Act or any similar federal statute or any state blue sky or securities law then in force, the deletion of the reference to such holder.

Section 4.4 Amendments; Waiver. This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the Company and the Holders holding a majority of the Registrable Securities (calculated on an as-converted basis) subject to this Agreement; provided, that no such amendment, supplement or other modification shall be permitted if such amendment, supplement or modification would (i) adversely affect the economic interests of any Holder hereunder disproportionately to other Holders without the written consent of such Holder or (ii)(A) adversely affect the First Reserve Entities or any Holder (as defined in the First Reserve Registration Rights Agreement) or (B) conflict with the First Reserve Registration Rights Agreement, in each case, without the prior written consent of First Reserve. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

Section 4.5 Third Parties. This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto; provided, that First Reserve is an express third party beneficiary of this Agreement for purposes of Section 2.1, Section 4.3, Section 4.4, Section 4.5 and Section 4.7.

Section 4.6 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

Section 4.7 Jurisdiction; Waiver of Jury Trial. Each of the parties agrees that the courts of the State of New York shall have non-exclusive jurisdiction to hear and determine any action or proceeding arising out of, or in connection with, this Agreement, and for that purpose, each party irrevocably submits to the jurisdiction of the courts of the State of New York and agrees that the process by which any such action or proceeding is begun may be served on it by being delivered in accordance with the notice provisions of this Agreement.

Section 4.8 Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement by any of them, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement.

Section 4.9 Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly referred to herein. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.

Section 4.10 Severability. If one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by Law.

Section 4.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument.

Section 4.12 Effectiveness. This Agreement shall become effective, as to any Holder, as of the date signed by the Company and countersigned by such Holder.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

COMPANY:

CHC GROUP LTD.

By:
Name:
Title:

CD&R:

[●]

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Annex F

CHC Group Ltd.
Fairness Opinion of Evercore

Evercore

August 21, 2014

Board of Directors of CHC Group Ltd. 190 Elgin Avenue
George Town
Grand Cayman, KY1-9005
Cayman Islands

Attn.:        William Amelio
President & Chief Executive Officer

Members of the Board of Directors of CHC Group Ltd.:

We understand that CHC Group Ltd. (the “Company”) proposes to sell up to $600 million (the “Proceeds”) of newly-issued convertible preferred shares (the “Convertible Preferred Shares”) to Clayton, Dubilier & Rice Fund IX, L.P. (the “Investor”) pursuant to the Investment Agreement, dated as of the date hereof, between the Company and the Investor (such agreement, the “Investment Agreement” and, collectively, the “Transaction”) with the terms and conditions as outlined in the Rights and Restrictions of the Convertible Preferred Shares of CHC Group Ltd. Establishing the Terms of the Convertible Preferred Shares (the “Rights and Restrictions”). The terms and conditions of the Transaction are more fully set forth in the Investment Agreement and the Rights and Restrictions and terms used and not defined herein shall have the meanings ascribed thereto in such documents.

The Board of Directors of the Company (the “Board”) has asked us whether the financial terms and conditions of the Convertible Preferred Shares are generally consistent with market terms of other similar securities, when considered in the aggregate, and reflecting the Considerations, and whether the Proceeds received by the Company relative to the number of ordinary shares (the “Ordinary Shares”) initially issuable upon the conversion of the Convertible Preferred Shares (assuming such shares are converted immediately upon issuance) is fair, from a financial point of view, to the Company.

In connection with rendering our opinion, we have, among other things:

 (i)     reviewed certain publicly available business and financial information for the Company that we deemed relevant, including as set forth in the Annual Report on Form 10-K for the fiscal year ended April 30, 2014, the Quarterly Report on Form 10-Q for the period ended January 31, 2014, the Prospectus for the Initial Public Offering of the Company’s shares dated January 16, 2014 and Current Reports on Form 8-K since January 16, 2014, in each case filed with or furnished to the U.S. Securities and Exchange Commission by the Company, as well as publicly available research analysts’ estimates;

 (ii)    reviewed certain non-public historical and projected financial and operating data relating to the Company, both on a standalone basis and after giving effect to the Transaction, prepared and furnished to us by management of the Company (the “Management Projections”);

 (iii)     discussed the past and current operations, current financial condition and financial projections of the Company with management of the Company (including their views on the risks and uncertainties of achieving such projections);

 (iv)     reviewed the current capital structure of the Company and potential impact of the Transaction on the Company, including on the Company’s indebtedness and leverage ratios;

 (v)    reviewed the financial terms of certain commercial contracts of the Company and discussed such agreements with management of the Company;

 (vi)     reviewed the general and financial terms of recent issuances of comparable securities;

 (vii)    reviewed the reported prices and the historical trading activity of the common shares of the Company;

(viii)     reviewed the financial performance of the Company and its market trading multiples with those of certain other publicly traded companies that we deemed relevant;

 (ix)     reviewed certain historical transactions that Evercore deemed relevant involving assets similar to those owned by the Company;

 (x)    performed a discounted cash flow analysis based on forecasts and other data provided by management of the Company;

 (xi)     considered various factors, including the Company’s historical and expected future financial performance, the offering size of the Convertible Preferred Shares relative to current equity market capitalization, risks related to achieving expected future financial performance, financial leverage, credit quality, liquidity, and such other considerations that we deemed relevant in arriving at such determination (collectively, the “Considerations”);

 (xii)    reviewed drafts, dated as of August 20, 2014, of the Investment Agreement, the Rights and Restrictions, the Shareholders’ Agreement to be entered into between the Company and an affiliate of the Investor and the Registration Rights Agreement to be entered into between the Company and an affiliate of the Investor (collectively, the “Agreements”); and

(xiii)     performed such other analyses and examinations, reviewed such other information and considered such other factors that we deemed appropriate.

For purposes of our analysis and opinion we have assumed and relied upon, without undertaking any independent verification of the accuracy and completeness of all of the information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by us (including, without limitation, the information described above), and we assume no liability therefor. With respect to the projected financial and operating data relating to the Company referred to above, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Company as to the subject matter of such projected financial and operating data under the assumptions reflected therein. Management has acknowledged that the Management Projections assume an improving market environment and that in a less favorable market environment such projected financial and operating data of the Company could be lower than the Management Projections. We express no view as to any projected financial or operating data relating to the Company, including the Management Projections, or the assumptions on which they are based. In rendering our opinion, we have assumed that the Company will perform in accordance with such Management Projections for all periods specified therein.

For purposes of rendering our opinion, we have assumed, in all material respects, that the representations and warranties of each party contained in the Agreements, when executed, will be true and correct at the time of execution, that each party will timely perform all of the covenants and agreements required to be performed by it under the Agreements and that all conditions precedent to the consummation of the Transaction will be satisfied without material waiver or modification thereof. We have further assumed that the parties will execute the Agreements, that the executed Agreements will conform in all material respects to the drafts reviewed by us and that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Transaction will be obtained without any material delay, limitation, restriction or condition that would have an adverse effect on the Company or the consummation of the Transaction or materially reduce the benefits of the Transaction to the Company.

We have not negotiated nor assumed any responsibility for negotiating the terms of the Agreements. We have not made nor assumed any responsibility for making any inspection, independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals, nor have we evaluated the solvency or fair value of the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. We have not evaluated, and express no opinion as to, the recovery that might be available to the holders of any securities of the Company in a bankruptcy proceeding or other restructuring. Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and as can be evaluated on the date hereof. It is understood that subsequent developments may affect this opinion and that we have no obligation to update, revise or reaffirm this opinion.

We have not been asked to pass upon, and express no opinion with respect to, any matter other than whether, in our opinion, the financial terms and conditions of the Convertible Preferred Shares are generally consistent with market terms of other similar securities, when considered in the aggregate, and reflecting the Considerations, and whether the Proceeds received by the Company relative to the number of Ordinary Shares initially issuable upon the conversion of the Convertible Preferred Shares (assuming such shares are converted immediately upon issuance) is fair, from a financial point of view, to the Company. We express no opinion herein as to the structure, terms (other than the financial terms) or effect of any other aspect of the

Transaction, including, without limitation, the tax consequences thereof or the corporate governance changes occurring in connection therewith except to the extent that such changes constitute financial terms of the Transaction. We do not express any view on, and our opinion does not address, the fairness of any individual element of the Agreements, other than the value of the Convertible Preferred Shares issued pursuant to the Transaction. We do not express any view on, and our opinion does not address, the fairness to the holders of other securities, creditors or other constituencies of the Company.

We have assumed that any modification to the structure of the Agreements will not vary in any respect material to our analysis. Except as to the general consistency of the financial terms and conditions of the Convertible Preferred Shares to market terms of other securities, when considered in the aggregate, and reflecting the Considerations, our opinion does not address the relative merits of the Transaction as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Transaction. In arriving at our opinion, we were not authorized to solicit, and did not solicit, interest from any third party with respect to any business combination or other extraordinary transaction involving the Company or any of their respective affiliates. This letter, and our opinion, does not constitute a recommendation to the Board, or to any other persons in respect of the Transaction including as to how any holder of common shares of the Company should act in respect of the Transaction. We express no opinion herein as to the price at which the Convertible Preferred Shares or the Ordinary Shares of the Company will trade at any time. We are not legal, regulatory, accounting or tax experts and have assumed the accuracy and completeness of assessments by the Company and its advisors with respect to legal, regulatory, accounting and tax matters.

We will receive a fee for our services upon the rendering of this opinion. The Company has also agreed to reimburse our expenses and to indemnify us against certain liabilities arising out of our engagement. During the two year period prior to the date hereof, no material relationship existed between Evercore Group L.L.C. (“Evercore”) and its affiliates and either the Company or any of its affiliates or Clayton, Dubilier & Rice, LLC or any of its affiliates pursuant to which compensation was received or is intended to be received by Evercore as a result of such a relationship. We may provide financial or other services to the Company or any of its subsidiaries or respective affiliates, or to the Investor or any of its subsidiaries or affiliates, in the future and in connection with any such services we may receive compensation.

In the ordinary course of business, Evercore or its affiliates may actively trade equity, debt or other securities, or related derivative securities, or financial instruments (including bank loans and other obligations) of the Company and its respective affiliates, for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities or instruments.

This letter, including the opinion expressed herein, is addressed to, and is solely for the information and benefit of the Board in connection with its evaluation of the Transaction. The issuance of this opinion has been approved by an Opinion Committee of Evercore.

This letter, including the opinion expressed herein, may not be disclosed, quoted, referred to or communicated (in whole or in part) to any third party for any purpose whatsoever without our prior written consent, except as set forth in that certain engagement letter dated as of August 14, 2014, among Evercore and the Company.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the financial terms and conditions of the Convertible Preferred Shares are generally consistent with market terms of other similar securities, when considered in the aggregate, and reflecting the Considerations, and the Proceeds received by the Company relative to the number of Ordinary Shares initially issuable upon the conversion of the Convertible Preferred Shares (assuming such shares are converted immediately upon issuance) is fair, from a financial point of view, to the Company.

Very truly yours,

EVERCORE GROUP L.L.C.

By:	/s/ Robert A. Pacha
Robert A. Pacha
Senior Managing Director

Evercore Partners Inc. 909 Fannin, Suite 1750, Houston, TX 77010 Tel: 713-403-2440 Fax: 713-403-2444

Annex G

CHC Group Ltd.
Amendment No. 1 to Shareholders Agreement

AMENDMENT NO. 1 TO SHAREHOLDERS’ AGREEMENT

This AMENDMENT NO. 1 TO SHAREHOLDERS’ AGREEMENT, dated as of August 21, 2014 (this “Amendment”), is between CHC Group Ltd., a Cayman Islands exempted company (the “Company”), 6922767 Holding (Cayman) Inc., a Cayman Islands exempted company (the “Shareholder”), and each of the other parties identified on the signature pages hereto.

RECITALS

WHEREAS, the parties hereto previously entered into the Shareholders’ Agreement, dated as of January 17, 2014, between the Company and First Reserve (the “Shareholders’ Agreement”);

WHEREAS, in connection with the transactions contemplated by the Investment Agreement, dated as of August 21, 2014, among the Company, Clayton, Dubilier & Rice Fund IX, L.P., a Cayman Islands exempted limited partnership and Clayton, Dubilier and Rice, LLC, a Delaware limited liability company (the “Investment Agreement”), the First Reserve Parties and the Company desire to amend the Shareholders’ Agreement as set forth herein; and

WHEREAS, pursuant to Section 5.3 of the Shareholders’ Agreement, the Shareholders’ Agreement may be amended by a written instrument executed by the Company and the other parties hereto.

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1.      Capitalized Terms; Effective Date of this Amendment. Unless otherwise defined herein, capitalized terms used herein and defined in the Shareholders’ Agreement are used in this Amendment as defined in the Shareholders’ Agreement. This Amendment shall be deemed effective as of the First Closing Date (as defined in the Investment Agreement). Until the First Closing Date, the Shareholders’ Agreement (without giving effect to this Amendment) shall remain in full force and effect. Thereafter, except as expressly amended herein, all other terms and conditions of the Shareholders’ Agreement shall remain in full force and effect. This Agreement shall terminate automatically without any action by any of the parties hereto upon the termination of the Investment Agreement.

2.      Amendments to Shareholders’ Agreement.

(a)    Section 1.1 of the Shareholders’ Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order:

““Adjusted Ordinary Shares” means at the time of determination (i) the issued Ordinary Shares, (ii) Ordinary Shares issuable upon the conversion of issued Preferred Shares and (iii) Ordinary Shares issuable upon the conversion of any other issued convertible securities of the Company but only if at the time of determination the holder thereof has the right to so convert such securities.”

““Information” has the meaning set forth in Section 3.3.”

““Investment Agreement” means the Investment Agreement, dated as of August 21, 2014, among the Company, Clayton, Dubilier & Rice Fund IX, L.P., a Cayman Islands exempted limited partnership (the “Purchaser”) and Clayton, Dubilier and Rice, LLC, a Delaware limited liability company.”

““Preferred Shares” means the preferred shares, of a nominal or par value of $0.0001 per share, of the Company designated as “Convertible Preferred Shares.”

““Post-Closing Voting Agreement” means the Post-Closing Voting Agreement to be entered into upon the First Closing (as defined in the Investment Agreement), as amended.”

““Representatives” has the meaning set forth in Section 3.3.”

(b)    Section 2.1(b) of the Shareholders’ Agreement is hereby amended as follows:

(i)      References in Section 2.1(b) to “Ordinary Shares” are hereby amended by deleting such references where they appear therein and inserting references to “Adjusted Ordinary Shares” in each such place.

(ii)     The first sentence of Section 2.1(b) is hereby amended by deleting the phrase “Following the Closing Date, the First Reserve Designator shall have the right, but not the obligation, to designate, and the individuals nominated for election as Directors by or at the direction of the Board or a duly-authorized committee thereof shall include, a number of individuals” and inserting the phrase “Following the First Closing Date, the First Reserve Designator shall have the right, but not the obligation, to designate a number of individuals for election as Director”.

(c)     A new Section 2.1(h) is hereby added to the Shareholders’ Agreement by inserting:

“(h) The First Reserve Designator shall notify the Company of the identity of the proposed First Reserve Designees, in writing, on or before the time such information is reasonably requested by the Board or the Nominating and Corporate Governance Committee for inclusion in a proxy statement for a meeting of shareholders, together with all information about the proposed First Reserve Designees as shall be reasonably requested by the Board or the Nominating and Corporate Governance Committee.”

(d)    A new Section 2.1(i) is hereby added to the Shareholders’ Agreement by inserting:

“(i) Notwithstanding anything to the contrary herein, the First Reserve Designator shall not be entitled to designate any First Reserve Designee pursuant to Section 2.1(a) to the Board if the Board or the Nominating and Corporate Governance Committee reasonably determines that (i) the election of such First Reserve Designee to the Board would cause the Company to not be in compliance with applicable Law (but, if the compliance relates to the lack of independence of the proposed First Reserve Designee, only, after receiving the consent of the First Reserve Designator pursuant to Section 2.1(f), after first increasing the size of the Board and appointing any necessary independent Directors to fill such newly created vacancies) or (ii) such First Reserve Designee has been involved in any of the events enumerated in Item 2(d) or (e) of Schedule 13D under the Exchange Act or Item 401(f) of Regulation S-K under the Securities Act or is subject to any order, decree or judgment of any Governmental Authority prohibiting service as a director of any public company. In any such case described in clauses (i) or (ii) of the immediately preceding sentence, the First Reserve Designator shall withdraw the designation of such proposed First Reserve Designee, and, subject to the requirements of this Section 2.1(i), be permitted to designate a replacement therefor (which replacement First Reserve Designee will also be subject to the requirements of this Section 2.2(i)). Subject to applicable NYSE listing standards (or other applicable requirements of any relevant stock exchange) or applicable Law, in no event shall any such First Reserve Designee’s actual or potential lack of independence resulting from its relationship with a First Reserve Entity be considered to disqualify such First Reserve Designee from being a member of the Board pursuant to Section 2.1.”

(e)     Section 3.1 of the Shareholders’ Agreement is hereby amended and replaced in its entirety with the following:

“3.1 Books and Records; Access. Subject to applicable law, until the date on which the First Reserve Designator is no longer entitled to designate a Director to the Board pursuant to Section 2.1, the Company shall, and shall cause its Subsidiaries to, upon Shareholder’s reasonable request, permit the Shareholder and its designated representatives, at reasonable times and upon reasonable prior notice to the Company, to review the books and records of the Company or any of such Subsidiaries and to discuss the affairs, finances and condition of the Company or any of such Subsidiaries with the officers of the Company or any such Subsidiary; provided, however, that (i) such access shall not unreasonably disrupt the operations of the Company or any of its Subsidiaries and (ii) the Company shall not be required to disclose any privileged information of the Company so long as the Company has used commercially reasonable efforts to enter into an arrangement pursuant to which it may provide such information to the Shareholder and the First Reserve Entities without the loss of any such privilege.”

(f)     Section 3.2 of the Shareholders’ Agreement is hereby amended and replaced in its entirety with the following:

“3.2 Certain Reports. Subject to applicable Law, until the date on which the First Reserve Designator is no longer entitled to designate a Director to the Board pursuant to Section 2.1, the Company shall deliver or cause to be delivered to the Shareholder, at its request:

(i)      operating and capital expenditure budgets and periodic information packages relating to the operations and cash flows of the Company and its Subsidiaries that are provided to the Board or the boards of directors of the Company’s Subsidiaries; and

(ii)     to the extent otherwise prepared by the Company, such other reports and information as may be reasonably requested by Shareholder; provided, however, that (i) the Company shall not be required to provide any reports or information to the extent it would unreasonably disrupt the operations of the Company or any of its Subsidiaries and (ii) the Company shall not be required to disclose any privileged information of the Company so long as the Company has used commercially reasonable efforts to enter into an arrangement pursuant to which it may provide such information to the Shareholder and the First Reserve Entities without the loss of any such privilege.”

(g)     A new Section 3.3 is hereby added to the Shareholders’ Agreement by inserting:

“3.3 Confidentiality. The Shareholder and each First Reserve Party will hold, and will cause its respective Affiliates and their respective directors, managers, officers, employees, agents, consultants, auditors, attorneys, financial advisors, financing sources and other consultants and advisors (“Representatives”) to hold, in strict confidence, unless disclosure to a regulatory authority is necessary in connection with any necessary regulatory approval, examination or inspection or unless disclosure is required by judicial or administrative process or by other requirement of law or the applicable requirements of any regulatory agency or relevant stock exchange (in which case, other than in connection with a disclosure in connection with a routine audit or examination by, or document request from, a regulatory or self-regulatory authority, bank examiner or auditor, the party disclosing such information shall provide the other party with prior written notice of such permitted disclosure), all non-public records, books, contracts, instruments, computer data and other data and information (collectively, “Information”) concerning the Company or any of its Subsidiaries furnished to it by or on behalf of the Company or any of its Subsidiaries pursuant to this Agreement (except to the extent that such information can be shown by the party receiving such Information to have been (1) previously known by such party from other sources, provided that such source was not known by such party to be bound by a contractual, legal or fiduciary obligation of confidentiality to the other party, (2) in the public domain through no violation of this Section 3.3 by such party or (3) later lawfully acquired from other sources by the party to which it was furnished), and no such party shall release or disclose such Information to any other person, except its Representatives; provided, that nothing herein, or in any confidentiality agreement with the Company entered into prior to the date hereof, shall prevent the Shareholder from disclosing Information on a confidential basis to (i) any advisory committee made up of its or any of its Affiliates’ direct or indirect limited partners, (ii) in connection with any syndication of any indirect equity interest in the Company issued by any First Reserve Entity to any prospective limited partners or other equity investors and/or their respective Representatives or (iii) any proposed transferee of any Preferred Shares or Ordinary Shares owned by any of the First Reserve Parties in connection with any Transfer that is permitted under this Agreement.”

(h)    The proviso in the second sentence of Section 5.5 of the Shareholders’ Agreement is hereby replaced in its entirety by inserting the following:

“provided, however, that, without the prior written consent of the Company, a First Reserve Party may assign this Agreement to a Controlled Affiliate of any First Reserve Party that becomes a party hereto.”

(i)      Section 5.6 of the Shareholders’ Agreement is hereby replaced in its entirety by inserting the following:

“5.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.”

(j)     Section 5.7 of the Shareholders’ Agreement is hereby replaced in its entirety by inserting the following:

“5.7 Jurisdiction. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan, State of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. The parties hereby irrevocably and unconditionally consent to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of the venue of any such action, suit or proceeding in any such court or that any such action, suit or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in this Section 5.7 shall be deemed effective service of process on such party. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.”

(k)    The first sentence of Section 5.9 of the Shareholders’ Agreement is hereby amended by inserting the following after the words “This Agreement”:

“(together with the Post-Closing Voting Agreement)”

3.      Consent to Increase in Number Directors. Pursuant to Section 2.1(f) of the Shareholders’ Agreement and Article 93 of the Company’s Articles of Association, the First Reserve Designator hereby consents to the increase of the size of the Board to 10 members in connection with the transactions contemplated by the Investment Agreement, and the Company hereby acknowledges such consent.

4.      Resignation of First Reserve Designee. On or prior to the First Closing, the First Reserve Parties shall cause one First Reserve Designee to resign from the Board, effective as of the First Closing Date.

5.      Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

6.      Counterparts. This Amendment may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

7.      References. Upon the effectiveness of this Amendment as set forth in Section 1, all references in the Agreement or in other documents related to the Shareholders’ Agreement shall be deemed to be references to the Shareholders’ Agreement as modified by this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

COMPANY:

CHC GROUP LTD.

By:	/s/ Michael J. O’Neill
Name:	Michael J. O’Neill
Title:	Senior Vice President and Chief Legal Officer

SHAREHOLDER:

6922767 HOLDING (CAYMAN) INC.

By:	/s/ Dod E. Wales
Name:	Dod E. Wales
Title:	Director

FIRST RESERVE PARTIES:

HORIZON ALPHA LIMITED

By:	/s/ Dod E. Wales
Name:	Dod E. Wales
Title:	Director

FR XI HORIZON CO-INVESTMENT I, L.P.

By:	FR XI Offshore GP, L.P., its general partner
By:	FR XI Offshore GP Limited, its general partner

By:	/s/ Jeffrey Quake
Name:	Jeffrey Quake
Title:	Authorized Signatory

FR XI HORIZON CO-INVESTMENT II, L.P.

By:	FR XI Offshore GP, L.P., its general partner
By:	FR XI Offshore GP Limited, its general partner

By:	/s/ Jeffrey Quake
Name:	Jeffrey Quake
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Shareholders’ Agreement]

Annex H

CHC Group Ltd.
Amended and Restated Registration Rights Agreement

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

by and among

CHC GROUP LTD.,

6922767 HOLDING (CAYMAN) INC. and

the other parties hereto

Dated as of August 21, 2014

i

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is dated as of August 21, 2014 and is by and among CHC Group Ltd., a Cayman Islands exempted company (the “Company”), 6922767 Holding (Cayman) Inc., a Cayman Islands exempted limited company (the “First Reserve Holder”) and the other entities listed on the signature pages hereto under the heading “First Reserve” (collectively, “First Reserve”).

BACKGROUND

WHEREAS, the Company and First Reserve previously entered into the Registration Rights Agreement, dated as of January 17, 2014, between the Company and First Reserve (the “Original Registration Rights Agreement”); and

WHEREAS, in connection with the transactions contemplated by the Investment Agreement, dated as of August 21, 2014, among the Company, Clayton, Dubilier & Rice Fund IX, L.P., a Cayman Islands exempted limited partnership and Clayton, Dubilier and Rice, LLC, a Delaware limited liability company (as amended, the “Investment Agreement”), the parties desire to amend and restate the Original Registration Rights Agreement to reflect terms and conditions set forth herein.

NOW, THEREFORE, the parties agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1 Certain Definitions. As used in this Agreement:

“Adjusted Ordinary Shares” means at the time of determination (i) the issued Ordinary Shares, (ii) Ordinary Shares issuable upon the conversion of issued Preferred Shares and (iii) Ordinary Shares issuable upon the conversion of any other issued convertible securities of the Company but only if at the time of determination the holder thereof has the right to so convert such securities.

“Affiliate” has the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof.

“Agreement” has the meaning set forth in the preamble.

“Board” means the board of directors of the Company.

“Business Day” means a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in New York City are authorized or required by law to close.

“CD&R” means the entities listed on the signature pages to the CD&R Registration Rights Agreement.

“CD&R Entities” means the entities comprising CD&R, their respective Affiliates and the successors and permitted assigns of the entities and their respective Affiliates.

“CD&R Registration Rights Agreement” means the Registration Rights Agreement, to be entered into as of the First Closing Date, by and among the Company, CD&R and the other parties thereto, as amended.

“Company” has the meaning set forth in the preamble.

“Control” (including its correlative meanings, “Controlled by” and “under common Control with”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

“Demand Party” has the meaning set forth in Section 2.2(a).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“First Closing Date” has the meaning set forth in the Investment Agreement.

“First Reserve” has the meaning set forth in the preamble.

“First Reserve Entities” means the entities comprising First Reserve, their respective Affiliates and the successors and permitted assigns of the entities and their respective Affiliates.

“First Reserve Holder” has the meaning set forth in the preamble.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Holder” means the First Reserve Holder and each other entity comprising First Reserve that is a holder of Registrable Securities or Securities exercisable, exchangeable or convertible into Registrable Securities or any Transferee of such Person to whom registration rights are assigned pursuant to Section 4.2; provided, that if CD&R and First Reserve have both exercised, or would be permitted to exercise, demand or piggyback registration rights to participate in any offering of Registrable Securities hereunder or under the CD&R Registration Rights Agreement, for purposes of applying Section 2.1 and Section 2.2, “Holder” shall be deemed to include each other entity comprising CD&R that is a holder of Registrable Securities or Securities exercisable, exchangeable or convertible into Registrable Securities or any Transferee of such Person to whom registration rights are assigned pursuant to Section 4.2 of the CD&R Registration Rights Agreement.

“Indemnified Party” and Indemnified Parties” have the meanings set forth in Section 3.1.

“Investment Agreement” has the meaning set forth in the recitals.

“Law” means any statute, law, regulation, ordinance, rule, injunction, order, decree, governmental approval, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority.

“Ordinary Shares” means the ordinary shares of a nominal or par value of $0.0001 per share, of the Company, and any other capital stock of the Company into which such ordinary shares are reclassified or reconstituted.

“Original Registration Rights Agreement” has the meaning set forth in the recitals.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a cooperative, an unincorporated organization, or other form of business organization, whether or not regarded as a legal entity under applicable Law, or any Governmental Authority or any department, agency or political subdivision thereof.

“Preferred Shares” means the preferred shares of a nominal or par value of $0.0001 per share, of the Company, designated as “Convertible Preferred Shares”, and any other capital stock of the Company into which such preferred shares are reclassified or reconstituted.

“Public Offering” means a public offering of equity securities of the Company or any successor thereto or any Subsidiary of the Company pursuant to a registration statement declared effective under the Securities Act.

“Purchase” has the meaning set forth in the recitals.

“Registrable Securities” means all Ordinary Shares or any Securities of the Company into which the Ordinary Shares may be converted or exchanged pursuant to any merger, consolidation, sale of all or any part of its assets, corporate conversion or other extraordinary transaction of the Company held by a Holder (whether now held or hereafter acquired, and including any such Securities received by a Holder upon the conversion or exchange of, or pursuant to such a transaction with respect to, other Securities held by such Holder). As to any Registrable Securities, such Securities will cease to be Registrable Securities when:

(a)    a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement;

(b)    such Registrable Securities shall have been sold pursuant to Rule 144 or 145 (or any similar provision then in effect) under the Securities Act;

(c)     such Registrable Securities are otherwise transferred and such Registrable Securities may be resold without registration under the Securities Act without volume limitation, manner of sale or other restrictions on transfer, other than such Registrable Securities that have been Transferred in connection with an assignment permitted under Section 4.2; or

(d)    such Registrable Securities cease to be outstanding.

“Registration Expenses” means any and all expenses incurred in connection with the performance of or compliance with this Agreement, including:

(a)    all SEC, stock exchange, or FINRA registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA, and of its counsel);

(b)    all fees and expenses of complying with securities or blue sky Laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities);

(c)     all reasonable printing, messenger and delivery expenses;

(d)    all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or FINRA and all rating agency fees;

(e)     the reasonable fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance;

(f)     any fees and disbursements of underwriters customarily paid by the issuers or sellers of Securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration;

(g)     the reasonable fees and out-of-pocket expenses of not more than one law firm (as selected by the Holders of a majority of the Registrable Securities included in such registration) incurred by all the Holders in connection with the registration;

(h)    the costs and expenses of the Company relating to analyst and investor presentations or any “road show” undertaken in connection with the registration and/or marketing of the Registrable Securities (including the reasonable out-of-pocket expenses of the Holders); and

(i)      any other fees and disbursements customarily paid by the issuers of securities; provided, however, Registration Expenses shall not include any underwriting discounts and commissions and transfer taxes, if any.

“SEC” means the U.S. Securities and Exchange Commission or any successor agency.

“Securities” means shares, capital stock, limited partnership interests, limited liability company interests, beneficial interests, warrants, options, notes, bonds, debentures, and other securities, equity interests, ownership interests and similar obligations of every kind and nature of any Person.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which: (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, representatives or trustees thereof is at the time owned or Controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (ii) if a limited liability company, partnership, association or other business entity, a majority of the total voting power of stock (or equivalent ownership interest) of the limited liability company, partnership, association or other business entity is at the time owned or Controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or Control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“Transfer” (including its correlative meanings, “Transferor”, “Transferee” and “Transferred”) shall mean, with respect to any security, directly or indirectly, to sell, contract to sell, give, assign, hypothecate, pledge, encumber, grant a security interest in, offer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any economic, voting or other rights in or to such security. When used as a noun, “Transfer” shall have such correlative meaning as the context may require.

Section 1.2 Other Definitional Provisions; Interpretation.

(a)    The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and references in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specified.

(b)    The headings in this Agreement are included for convenience of reference only and do not limit or otherwise affect the meaning or interpretation of this Agreement.

(c)     The meanings given to terms defined herein are equally applicable to both the singular and plural forms of such terms.

ARTICLE II
REGISTRATION RIGHTS

Section 2.1 Piggyback Rights.

(a)    If at any time following the effective date of this agreement, the Company proposes to register Securities for public sale (whether proposed to be offered for sale by the Company or by any other Person) under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes) in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will at each such time give prompt written notice (which notice shall specify the intended method or methods of disposition) to the Holders of its intention to do so and of such Holder’s rights under this Section 2.1. Upon the written request of any Holder made within 15 days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Holders have so requested to be registered; provided, that: (i) if, at any time after giving written notice of its intention to register any Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the Securities to be sold by it, the Company may, at its election, give written notice of such determination to the Holders and, thereupon, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith) without prejudice to the rights of any Holder to request that such registration be effected as a registration under Section 2.2(a); and (ii) if such registration involves an underwritten offering, the Holders of Registrable Securities requesting to be included in the registration must, upon the written request of the Company, sell their Registrable Securities to the underwriters on the same terms and conditions as apply to the other Securities being sold through underwriters under such registration, with, in the case of a combined primary and secondary offering, only such differences, including any with respect to representations and warranties, indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings.

(b)    Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.1.

(c)     Priority in Piggyback Registrations. Subject to Section 2.2(e) with respect to any registration pursuant to Section 2.2, if a registration pursuant to this Section 2.1 involves an underwritten offering and the managing underwriter advises the Company in writing (a copy of which shall be provided to the Holders) that, in its opinion, the number of Registrable Securities and other Securities of the Company requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have a material and adverse effect on the price, timing or distribution of the Securities offered in such offering, then the Company will include in such registration: (i) first, the Securities the Company proposes to sell for its own account; (ii) second, if the First Reserve Entities have beneficial ownership of less than 7.5% of the Adjusted Ordinary Shares, such number of Registrable Securities requested to be included by the First Reserve Entities which, in the opinion of such managing underwriter, can be sold without having the material and adverse effect referred to above, and (iii) third, such number of Registrable Securities requested to be included by all other Holders of Registrable Securities (including, if applicable, the CD&R Entities), which, in the opinion of such managing underwriter, can be sold without having the material and adverse effect referred to above, which number of Registrable Securities shall be allocated pro rata among all such requesting Holders of Registrable Securities on the basis of the relative number of Registrable Securities then held by each such Holder on an as-converted basis (provided, that any Securities thereby allocated to any such Holder that exceed such Holder’s request will be reallocated among the remaining requesting Holders in like manner). Any other selling holders of the Company’s Securities (other than transferees to whom a Holder has assigned its rights under this Agreement) will be included in an underwritten offering only with the consent of Holders holding a majority of the shares being sold in such offering.

(d)    Excluded Transactions. The Company shall not be obligated to effect any registration of Registrable Securities under this Section 2.1 incidental to the registration of any of its Securities in connection with:

(i)      a registration statement filed to cover issuances under employee benefits plans or dividend reinvestment plans; or

(ii)     any registration statement relating solely to the acquisition or merger after the date hereof by the Company or any of its Subsidiaries of or with any other businesses.

(e)     Plan of Distribution, Underwriters and Counsel. If a registration pursuant to this Section 2.1 involves an underwritten offering, the Holders of a majority of the Registrable Securities included in such underwritten offering shall have the right to (i) determine the plan of distribution, (ii) select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter (provided, that such investment banker or bankers and managers shall be reasonably satisfactory to the Company) and (iii) select counsel for the selling Holders.

(f)     Shelf Takedowns. In connection with any shelf takedown (whether pursuant to Section 2.2(f) or at the initiative of the Company), the Holders may exercise “piggyback” rights in the manner described in this Agreement to have included in such takedown Registrable Securities held by them that are registered on such shelf registration statement.

Section 2.2 Demand Registration.

(a)    General. At any time, upon the written request of any Holder (the “Demand Party”) requesting that the Company effect the registration under the Securities Act of Registrable Securities and specifying the amount and intended method of disposition thereof (including, but not limited to, an underwritten public offering), the Company will (i) promptly give written notice of such requested registration to the other Holders and other holders of its Securities entitled to notice of such registration, if any, and (ii) as expeditiously as possible, use its reasonable best efforts to file a registration statement to effect the registration under the Securities Act of:

(i)      such Registrable Securities which the Company has been so requested to register by the Demand Party in accordance with the intended method of disposition thereof; and

(ii)     the Registrable Securities of other Holders which the Company has been requested to register by written request given to the Company within 15 days after the giving of such written notice by the Company.

Notwithstanding the foregoing, the Company shall not be obligated to file a registration statement relating to any registration request under this Section 2.2(a):

(x)    within a period of 180 days (or such lesser period as the managing underwriters in an underwritten offering may permit) after the effective date of any other registration statement relating to any registration request under this Section 2.2(a) or the CD&R Registration Rights Agreement or relating to any registration referred to in Section 2.1; or

(y)    if, in the good faith judgment of the Board, the Company is in possession of material non-public information the disclosure of which would be materially adverse to the Company and would not otherwise be required under Law, in which case the filing of the registration statement may be delayed until the earlier of the second Business Day after such conditions shall have ceased to exist and the 60th day after receipt by the Company of the written request from a Demand Party to register Registrable Securities under this Section 2.2(a); provided, that the Company shall not effect such a delay more than two times in any 12-month period.

(b)    Form. Each registration statement prepared at the request of a Demand Party shall be effected on such form as is reasonably requested by the Demand Party, including by a shelf registration pursuant to Rule 415 under the Securities Act on a Form S-3 (or any successor rule or form thereto) or, to the extent the Company is a well-known seasoned issuer (a “WKSI”) an automatic shelf registration statement (as defined in Rule 405) on Form S-3, if so requested by the Demand Party and if the Company is then eligible to effect a shelf registration and use such form for such disposition.

(c)     Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2.

(d)    Plan of Distribution, Underwriters and Counsel. If a requested registration pursuant to this Section 2.2 involves an underwritten offering, the Holders of a majority of the Registrable Securities included in such underwritten offering shall have the right to (i) determine the plan of distribution, (ii) select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter (provided, that such investment banker or bankers and managers shall be reasonably satisfactory to the Company) and (iii) select counsel for the selling Holders.

(e)     Priority in Demand Registrations. If a requested registration pursuant to this Section 2.2 involves an underwritten offering and the managing underwriter advises the Company in writing (a copy of which shall be provided to the Holders) that, in its opinion, the number of Registrable Securities requested to be included in such registration (including Securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, so as to be likely to have a material and adverse effect on the price, timing or distribution of the Securities offered in such offering, then the number of such Registrable Securities to be included in such registration shall be allocated (i) first, if the First Reserve Entities have beneficial ownership of less than 7.5% of the outstanding Adjusted Ordinary Shares, to the First Reserve Entities, and (ii) second, pro rata among the Demand Party and all other Holders of Registrable Securities (including, if applicable, the CD&R Entities) that have requested that their Registrable Securities be sold pursuant to Section 2.1(a) on the basis of the relative number of the Company’s Securities then held by such Holder (provided, that any Securities thereby allocated to any such Holder that exceed such Holder’s request will be reallocated among all such remaining parties in like manner). Any other selling holders of the Company’s Securities (other than transferees to whom a Holder has assigned its rights under this Agreement) will be included in an underwritten offering only with the consent of Holders holding a majority of the shares being sold in such offering.

(f)     Shelf Takedowns. Upon the written request of the Demand Party at any time and from time to time, the Company will facilitate in the manner described in this Agreement a “takedown” of the Demand Party’s Registrable Securities off of an effective shelf registration statement. Upon the written request of the Demand Party, the Company will file and seek the effectiveness of a post-effective amendment to an existing shelf registration statement in order to register up to the number of the Demand Party’s Registrable Securities previously taken down off of such shelf by the Demand Party and not yet “reloaded” onto such shelf registration statement.

(g)     Additional Rights. Except as expressly provided in this Agreement or the CD&R Registration Rights Agreement, the Company shall not grant to any Person the right to request or require the Company to register any equity Securities of the Company, or any Securities convertible, exchangeable or exercisable for or into such Securities, or amend any grant of such a right, without the prior written consent of the Holders holding a majority of the Registrable Securities subject to this Agreement. In the event the Company engages in a merger or consolidation in which the Ordinary Shares are converted into Securities of another company, appropriate arrangements will be made so that the registration rights provided under this Agreement continue to be provided to Holders by the issuer of such Securities. To the extent such new issuer, or any other company acquired by the Company in a merger or consolidation, was bound by registration rights that would conflict with the provisions of this Agreement, the Company will use its reasonable best efforts to modify any such “inherited” registration rights so as not to interfere in any material respects with the rights provided under this Agreement, unless otherwise agreed by Holders then holding a majority of Registrable Securities.

Section 2.3 Registration Procedures. If and whenever the Company is required to file a registration statement with respect to, or to use its reasonable best efforts to effect or cause the registration of, any Registrable Securities under the Securities Act as provided in this Agreement, the Company will as expeditiously as possible:

(a)    promptly prepare and file with the SEC a registration statement on an appropriate form with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of Securities which it has initiated for its own account at any time prior to the effective date of the registration statement relating thereto (and, in such event, the Company shall pay the Registration Expenses incurred in connection therewith); and provided, further, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will (i) furnish to counsel for the sellers of Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel, (ii) fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the sellers of Registrable Securities being sold may request, and (iii) make such of the representatives of the Company as shall be reasonably requested by the sellers of the Registrable Securities being sold available for discussion of such documents; provided, that the Company shall not have any obligation to modify any information if the Company reasonably expects that so doing would cause the registration statement to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(b)    prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of two years (which period shall not be applicable in the case of a shelf registration effected pursuant to a request under Section 2.2(b)) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will (i) furnish to counsel for the sellers of Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel, (ii) fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the sellers of Registrable Securities being sold may request, and (iii) make such of the representatives of the Company as shall be reasonably requested by the sellers of the Registrable Securities being sold available for discussion of such documents; provided, that the Company shall not have any obligation to modify any information if the Company reasonably expects that so doing would cause the registration statement to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(c)     furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

(d)    use its reasonable best efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller;

(e)     use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(f)     notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g)     otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its Security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;

(h)    (i) use its reasonable best efforts to list such Registrable Securities on any securities exchange on which other Securities of the Company are then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; and (ii) use its reasonable best efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(i)      enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to, or in substitution for the indemnification provisions hereof, and take such other actions as sellers of a majority of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(j)     obtain a “cold comfort” letter or letters from the Company’s independent public accountants in customary form and covering matters of the type customarily covered by “cold comfort” letters as the seller or sellers of a majority of such Registrable Securities shall reasonably request;

(k)    prior to the effective date of the registration statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities;

(l)      make available upon reasonable notice and during normal business hours for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, in order to facilitate the intended method or methods of distribution of such Registrable Securities to enable them to exercise their due diligence with regards to the distribution of the Registrable Securities;

(m)   notify counsel for the Holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing: (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to any prospectus shall have been filed; (ii) of the receipt of any comments from the SEC; (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information; and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(n)    provide each Holder of Registrable Securities included in such registration statement reasonable opportunity to comment on the registration statement, any post-effective amendments to the registration statement, any supplement to the prospectus or any amendment to any prospectus;

(o)    make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

(p)    if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

(q)    cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Securities to be sold under the registration statement, and enable such Securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or the Holders may request;

(r)     use its reasonable best efforts to make available the executive officers of the Company to participate with the Holders of Registrable Securities and any underwriters in any “road shows” that may be reasonably requested by the Holders in connection with distribution of Registrable Securities;

(s)     obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel; and

(t)     cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

Section 2.4 Other Registration-Related Matters.

(a)    The Company may require any Person that is Transferring Securities in a Public Offering pursuant to Sections 2.1 or 2.2 to furnish to the Company in writing such information regarding such Person and pertinent to the disclosure requirements relating to the registration and the distribution of the Registrable Securities which are included in such Public Offering as the Company may from time to time reasonably request in writing.

(b)    Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(f), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until its receipt of the copies of the amended or supplemented prospectus contemplated by Section 2.3(f) and, if so directed by the Company, each Holder will deliver to the Company or destroy (at the Company’s expense) all copies, other than permanent file copies then in their possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2.3(f) to and including the date when each seller of Registrable Securities covered by such registration statement has received the copies of the supplemented or amended prospectus contemplated by Section 2.3(f).

(c)     Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(l)(iv), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the lifting of such stop order, other order or suspension or the termination of such proceedings and, if so directed by the Company, each Holder will deliver to the Company or destroy (at the Company’s expense) all copies, other than permanent file copies then in its possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2.3(l)(iv) to and including the date when such stop order, other order or suspension is lifted or such proceedings are terminated.

(d)    (i) Each Holder will, in connection with a Public Offering of the Company’s equity Securities (whether for the Company’s account or for the account of any Holder or Holders, or both), upon the request of the Company or of the underwriters managing any underwritten offering of the Company’s Securities, agree in writing not to effect any sale, disposition or distribution of Registrable Securities (other than those included in the Public Offering) without the prior written consent of the managing underwriter for such period of time commencing seven days before and ending 180 days (or such earlier date as the managing underwriter shall agree) after the effective date of such registration; provided, that the Company shall cause all directors and officers of the Company, Holders of more than 5% of the Registrable Securities and all other Persons with registration rights with respect to the Company’s Securities (whether or not pursuant to this Agreement) to enter into agreements similar to those contained in this Section 2.4(d)(i) (without regard to this proviso); and (ii) the Company and its Subsidiaries will, in connection with an underwritten Public Offering of the Company’s Securities in respect of which Registrable Securities are included, upon the request of the underwriters managing such offering, agree in writing not to effect any sale, disposition or distribution of equity Securities of the Company (other than those included in such Public Offering, offered pursuant to Section 2.2(f), offered on Form S-8, issuable upon conversion of Securities or upon the exercise of options, or the grant of options in the ordinary course of business pursuant to then-existing management equity plans or equity-based employee benefit plans, in each case outstanding on the date a notice is given by the Company pursuant to Section 2.1(a) or a request is made pursuant to Section 2.2(a), as the case may be), without the prior written consent of the managing underwriter, for such period of time commencing seven days before and ending 180 days (or such earlier date as the managing underwriter shall agree) after the effective date of such registration.

(e)     With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of Securities of the Company to the public without registration after such time as a public market exists for Registrable Securities, the Company agrees:

(i)      to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its Securities to the public;

(ii)     to use its commercially reasonable efforts to then file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(iii)    so long as a Holder owns any Registrable Securities, to furnish to such Holder promptly upon request: (A) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its Securities to the public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); (B) a copy of the most recent annual or quarterly report of the Company; and (C) such other reports and documents of the Company as such Holder may reasonably request in availing itself or himself of any rule or regulation of the SEC allowing such Holder to sell any such Securities without registration.

(f)     Counsel to represent Holders of Registrable Securities shall be selected by the Holders of at least a majority of the Registrable Securities included in the relevant registration.

(g)     Each of the parties hereto agrees that the registration rights provided to the Holders herein are not intended to, and shall not be deemed to, override or limit any other restrictions on Transfer to which any such Holder may otherwise be subject.

ARTICLE III
INDEMNIFICATION

Section 3.1 Indemnification by the Company. In the event of any registration of any Securities of the Company under the Securities Act pursuant to Sections 2.1 or 2.2, the Company hereby indemnifies and agrees to hold harmless, to the fullest extent permitted by Law, each Holder who sells Registrable Securities covered by such registration statement, each Affiliate of such Holder and their respective directors and officers or general and limited partners (and the directors, officers, employees, Affiliates and controlling Persons of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such Securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act (each, and “Indemnified Party” and collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, and reasonable and documented expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon: (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or related document or report; (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of a prospectus, in the light of the circumstances when they were made; or (c) any violation or alleged violation by the Company or any of its Subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its Subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or related document or report, and the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company will not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party expressly for use in the preparation thereof. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and will survive the Transfer of such Securities by such Holder or any termination of this Agreement.

Section 3.2 Indemnification by the Holders and Underwriters. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Sections 2.1 or 2.2, that the Company shall have received an undertaking reasonably satisfactory to it from the Holder of such Registrable Securities or any prospective underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.1) the Company, all other Holders or any prospective underwriter, as the case may be, and any of their respective Affiliates, directors, officers and controlling Persons, with respect to any untrue statement in or omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such untrue statement or omission was made in reliance upon and in conformity with written information with respect to such Holder or underwriter furnished to the Company by such Holder or underwriter expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective Affiliates, directors, officers or controlling Persons and will survive the Transfer of such Securities by such Holder. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

Section 3.3 Notices of Claims, Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article III, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the Indemnified Party to give notice as provided herein will not relieve the indemnifying party of its obligations under Sections 3.1 or 3.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel selected by the Holders of at least a majority of the Registrable Securities included in the relevant registration, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such Indemnified Party’s reasonable judgment, having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such Indemnified Party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such Indemnified Party in such action, it being understood, however, that the indemnifying party will not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties (and not more than one separate firm of local counsel at any time for all such Indemnified Parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. An indemnifying party shall not be liable for any settlement of any action or claim referred to in this Article III effected without its written consent, which shall not be unreasonably withheld, delayed or conditioned.

Section 3.4 Contribution. If the indemnification provided for hereunder from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein for reasons other than those described in the proviso in the first sentence of Section 3.1, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 3.4 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 3.5 Other Indemnification. Indemnification similar to that specified in this Article III (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of Securities under any Law or with any Governmental Authority other than as required by the Securities Act.

Section 3.6 Non-Exclusivity. The obligations of the parties under this Article III will be in addition to any liability which any party may otherwise have to any other party.

ARTICLE IV
OTHER

Section 4.1 Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing and shall be deemed given (a) when delivered personally, (b) five (5) Business Days after being sent by certified or registered mail, postage prepaid, return receipt requested, (c) one (1) Business Day after being sent by Federal Express or other nationally recognized overnight courier, or (d) if transmitted by facsimile or email, if confirmed within

24 hours thereafter by a signed original sent in the manner provided in clause (a), (b) or (c) to parties at the following addresses (or at such other address for a party as shall be specified by prior written notice from such party):

if to the Company:

CHC Group Ltd.
c/o Intertrust Corporate Services (Cayman) Ltd.
190 Elgin Avenue
George Town, Grand Cayman KY1-9005, Cayman Islands
Attention: Michael O’Neill
Fax:         (604) 232-8359
Email:     Mike.ONeill@chc.ca

with an additional copy (not constituting notice) to:

Cooley LLP
3175 Hanover Street
Palo Alto, California 94304
Attention: Louis Lehot, Esq.
Fax:         (650) 849-7400
Email:     llehot@cooley.com

if to First Reserve:

c/o First Reserve Corporation
One Lafayette Place
Greenwich, CT 06830
Attn: Alan G. Schwartz
Fax: (203) 661-6601
Email:     aschwartz@firstreserve.com

with an additional copy (not constituting notice) to:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention: William E. Curbow
Facsimile: (212) 455-2502
Email:     wcurbow@stblaw.com

and

Simpson Thacher & Bartlett LLP
2 Houston Center – Suite 1475
909 Fannin Street
Houston, Texas 77010
Attn:        Christopher R. May
Fax:         (713) 821-5602
Email:     cmay@stblaw.com

Section 4.2 Assignment. Neither the Company nor any Holder shall assign all or any part of this Agreement without the prior written consent of the Company and First Reserve; provided, however, that any First Reserve Entity may assign its rights and obligations under this Agreement in whole or in part to any of its Affiliates. Except as otherwise provided herein, this Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns.

Section 4.3 Certain Additional Agreements. If any registration statement or comparable statement under state blue sky laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (a) the insertion therein of language, in form and substance reasonably satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Issuer, or (b) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Issuer required by the Securities Act or any similar federal statute or any state blue sky or securities law then in force, the deletion of the reference to such holder.

Section 4.4 Amendments; Waiver. This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the Company and the Holders holding a majority of the Registrable Securities subject to this Agreement; provided, that no such amendment, supplement or other modification shall be permitted if such amendment, supplement or modification would (i) adversely affect the economic interests of any Holder hereunder disproportionately to other Holders without the written consent of such Holder or (ii)(A) adversely affect the CD&R Entities or any Holder (as defined in the CD&R Registration Rights Agreement) or (B) conflict with the CD&R Registration Rights Agreement, in each case, without the prior written consent of CD&R. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

Section 4.5 Third Parties. This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto; provided, that CD&R is an express third party beneficiary of this Agreement for purposes of Section 2.1, Section 4.3, Section 4.4, Section 4.5 and Section 4.7.

Section 4.6 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

Section 4.7 Jurisdiction; Waiver of Jury Trial. Each of the parties agrees that the courts of the State of New York shall have non-exclusive jurisdiction to hear and determine any action or proceeding arising out of, or in connection with, this Agreement, and for that purpose, each party irrevocably submits to the jurisdiction of the courts of the State of New York and agrees that the process by which any such action or proceeding is begun may be served on it by being delivered in accordance with the notice provisions of this Agreement.

Section 4.8 Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement by any of them, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement.

Section 4.9 Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly referred to herein. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.

Section 4.10 Severability. If one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by Law.

Section 4.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument.

Section 4.12 Effectiveness. This Agreement shall be deemed effective as of the First Closing Date. Until the First Closing Date, the Original Registration Rights Agreement (without giving effect to this Agreement) shall remain in full force and effect. This Agreement shall terminate automatically without any action by any of the parties hereto upon the termination of the Investment Agreement. Following the First Closing Date, this Agreement shall become effective, as to any Holder, as of the date signed by the Company and countersigned by such Holder.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

COMPANY:

CHC GROUP LTD.

By:	/s/ Michael J. O’Neill
Name:	Michael J. O’Neill
Title:	Senior Vice President and Chief Legal Officer

FIRST RESERVE:

6922767 HOLDING (CAYMAN) INC.

By:	/s/ Dod E. Wales
Name:	Dod E. Wales
Title:	Director

HORIZON ALPHA LIMITED

By:	/s/ Dod E. Wales
Name:	Dod E. Wales
Title:	Director

FR XI HORIZON CO-INVESTMENT I, L.P.

By:	FR XI Offshore GP, L.P., its general partner
By:	FR XI Offshore GP Limited, its general partner

By:	/s/ Jeffrey Quake
Name:	Jeffrey Quake
Title:	Authorized Signatory

FR XI HORIZON CO-INVESTMENT II, L.P.

By:	FR XI Offshore GP, L.P., its general partner
By:	FR XI Offshore GP Limited, its general partner

By:	/s/ Jeffrey Quake
Name:	Jeffrey Quake
Title:	Authorized Signatory

[Signature Page to Amended and Restated Registration Rights Agreement]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 10-K

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

FOR THE FISCAL YEAR ENDED APRIL 30, 2014

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                      to

Commission file number: 001-36261

CHC Group Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	98-0587405
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

190 Elgin Avenue
George Town
Grand Cayman, KY1-9005
Cayman Islands
(Address of principal executive offices, including zip code)

(604) 276-7500
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.0001	New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act: None.

Indicate by check mark if the Registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.    Yes  ☐   No  ☒

Indicate by check mark if the Registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.    Yes  ☐   No  ☒

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☒    No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

Indicate by check mark whether the registrant is a shell company (as defined in Exchange Act Rule 12b-2).    Yes ☐    No  ☒

As of October 31, 2013, the last business day of the Registrant’s most recently completed second fiscal quarter, the registrant’s ordinary shares were not listed on any exchange or over-the-counter market. The Registrant’s ordinary shares began trading on the New York Stock Exchange on January 17, 2014.

There were 80,519,484 ordinary shares of the registrant issued and outstanding as of July 8, 2014.

DOCUMENT INCORPORATED BY REFERENCE.

Portions of the definitive Proxy Statement for the Registrant’s 2014 Annual General Meeting of Shareholders are incorporated by reference in Part III of this Annual Report on Form 10-K to the extent stated herein. The Proxy Statement will be filed with the Securities and Exchange Commission pursuant to Regulation 14A not later than 120 days of the Registrant’s fiscal year ended April 30, 2014.

CHC GROUP LTD.

ANNUAL REPORT ON FORM 10-K
FOR THE FISCAL YEAR ENDED

April 30, 2014

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS AND
OTHER INDUSTRY AND MARKET DATA

This Annual Report on Form 10-K and the documents incorporated herein by reference contain forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, about our future expectations, plans or prospects and our business. All statements contained in this Annual Report on Form 10-K, other than statements of historical fact, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. In some cases you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect” or the negative or plural of these words or similar expressions. These forward-looking statements include, but are not limited to, statements concerning the following:

•   our level of indebtedness and obligations under our operating leases;

•   competition in the markets we serve;

•   loss of any of our large, long-term support contracts;

•   inherent risks in operating helicopters;

•   failure to mitigate losses through a robust safety management and insurance coverage program or to maintain standards of acceptable safety performance;

•   risks associated with our fixed operating expenses and long-term contracts;

•   our reliance on a small number of helicopter manufacturers;

•   limited number of suppliers and availability of replacement helicopter parts and subcontracted services;

•   inability to fund our working capital requirements;

•   reliance on the secondary used helicopter market to dispose of older helicopters;

•   extensive regulation;

•   potential for conflict with the other owners of non-wholly-owned variable interest entities;

•   political and economic uncertainty;

•   compliance risks associated with international activities;

•   application of tax laws in various jurisdictions;

•   foreign currency exposure and related hedging activities;

•   exposure to credit risks;

•   allocation of risk between our customers and us;

•   dependence on the oil and gas industry, and particular markets within that industry;

•   reduction or cancellation of services for government agencies;

•   inability to upgrade our technology;

•   reliance on information technology;

•   assimilation of acquisitions and the impact of any future material acquisitions;

•   loss of key personnel;

•   labor problems;

•   insufficient assets in our defined benefit pension plan;

•   adverse results of legal proceedings;

•   potential adverse U.S. federal income tax consequences;

•   our financial sponsor’s control over us, and its interests that may conflict with ours and may differ from those of our public shareholders;

•   future sales of our ordinary shares by current shareholders;

•   lack of a prior trading market for our ordinary shares;

•   our holding company structure; and

•   the costs of being a public company, including Sarbanes-Oxley Act compliance.

We caution you that the above list of cautionary statements is not exhaustive and should be considered with the risks described under “Risk Factors” and elsewhere in this Annual Report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. We disclaim any intentions or obligations to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except in accordance with applicable securities laws.

ii

The market data and other statistical information (such as the size of certain markets and our position and the position of our competitors within these markets, oil and gas production and market information) used throughout this Annual Report on Form 10-K are based on independent industry publications, government publications, reports by market research firms or other published independent sources. Some market data and statistical information are also based on our good faith estimates, which are derived from our review of internal surveys, as well as the independent sources listed above. This information may prove to be inaccurate because of the method by which we obtain some of the data for our estimates or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, although we believe these sources are reliable, we have not independently verified the information and cannot guarantee its accuracy and completeness. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the section entitled “Risk Factors” in Part I, Item 1A of this Annual Report on Form 10-K.

Unless the context otherwise requires, references in this Annual Report on Form 10-K to “Company,” “CHC,” “we,” “us” and “our” refer to CHC Group Ltd. and its subsidiaries. Our fiscal year ends on April 30, and we refer to fiscal years based on the end of such period (the fiscal year ended April 30, 2014 is referred to as “fiscal 2014”). Certain operational terms used in this Annual Report on Form 10-K are defined under the heading “Glossary.”

TRADEMARKS

CHC Helicopter and the CHC Helicopter logo are trademarks of CHC Capital (Barbados) Ltd., a wholly owned subsidiary of CHC Group Ltd. All other trademarks and service marks appearing in this Annual Report on Form 10-K are the property of their respective holders. All rights reserved. The absence of a trademark or service mark or logo from this Annual Report on Form 10-K does not constitute a waiver of trademark or other intellectual property rights of CHC Group Ltd., its subsidiaries, affiliates, licensors or any other persons.

GLOSSARY

Deepwater	Water depths of approximately 4,500 feet to 7,499 feet.

Dry lease	A dry lease is a leasing arrangement whereby an entity provides an aircraft to another operator without insurance, crew, ground staff, supporting equipment or maintenance.

Embedded equity

Embedded equity, an intangible asset, represents the amount by which the estimated market value of a leased helicopter exceeded the leased helicopter purchase option price at September 16, 2008, the acquisition date of the predecessor of our wholly owned subsidiary by First Reserve Management, L.P. (or First Reserve). Embedded equity is assessed on an ongoing basis for impairment. Impairment, if any, is recognized in the consolidated statements of operations.

EMS	Emergency medical services.

Heavy helicopter

A category of twin-engine helicopters that requires two pilots, can accommodate 16 to 26 passengers and can operate under instrument flight rules, which allow daytime and nighttime flying in a variety of weather conditions. The greater passenger capacity, larger cabin, longer flight range, and ability to operate in adverse weather conditions make heavy helicopters more suitable than single engine helicopters for offshore support. Heavy helicopters are generally utilized to support the oil and gas sector, construction and forestry industries and SAR and EMS customer requirements.

Average HE count

Our heavy and medium helicopters, including owned and leased, are weighted at 100% and 50%, respectively, to arrive at a single HE count, excluding helicopters that are expected to be retired from the fleet. The average HE count for a period is calculated using a weighted average of the HE count for the beginning and end of each quarter included in that period.

iii

HE Rate

The Heavy Equivalent Rate, or the HE Rate, is the third-party operating revenue from the Helicopter Services segment (excluding reimbursable revenue) divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet.

Long-term contracts	Contracts of three years or longer in duration.

Medium helicopter

A category of twin-engine helicopters that generally requires two pilots, can accommodate eight to 15 passengers and can operate under instrument flight rules, which allow daytime and nighttime flying in a variety of weather conditions. The greater passenger capacity, longer flight range, and ability to operate in adverse weather conditions make medium helicopters more suitable than single engine helicopters for offshore support. Medium helicopters are generally utilized to support the oil and gas sector, construction and forestry industries and SAR and EMS customer bases in certain jurisdictions. Medium helicopters can also be used to support the utility and mining sectors, as well as certain parts of the construction and forestry industries, where transporting a smaller number of passengers or carrying light loads over shorter distances is required.

MRO	Maintenance, repair and overhaul.

New technology

When used herein to classify our helicopters, a category of higher-value, recently produced, more sophisticated and more comfortable helicopters, including Airbus Helicopters (formerly Eurocopter) EC225, EC135, EC145 and EC155; AgustaWestland’s AW139; and Sikorsky’s S76C+, S76C++ and S92A.

OEM	Original equipment manufacturer.

PBH

Power-by-the-hour. A program where a helicopter operator pays a fee per flight hour to an MRO provider as compensation for repair and overhaul components required in order for the helicopter to maintain an airworthy condition.

Rotables	Helicopter parts that can be repaired and reused such that they typically have an expected life approximately equal to the helicopters they support.

SAR	Search and rescue.

Ultra-deepwater	Water depths of approximately 7,500 feet or more.

iv

PART I

Item 1. Business

Overview

We are the world’s largest commercial operator of helicopters based on revenue of $1.8 billion in fiscal 2014. We are also the world’s largest commercial operator of heavy and medium helicopters based on our fleet of 236 heavy and medium helicopters as of April 30, 2014. With bases on six continents, we are one of only two global commercial helicopter service providers to the offshore oil and gas industry. Our mission is to provide the highest level of service in the industry, which we believe will enable our customers to go further, do more and come home safely. With over 60 years of experience providing helicopter services, we believe our brand and reputation have become associated with safe and reliable transportation and mission-critical logistics solutions. Our fleet of heavy and medium helicopters, global capabilities and reputation for safety position us to capitalize on anticipated increases in ultra-deepwater and deepwater drilling and production spending by our major, national and independent oil and gas company customers.

Our helicopters are primarily used to facilitate large, long-distance crew changes on offshore production facilities and drilling rigs. We also provide SAR and EMS to government agencies. We maintain a presence in most major offshore oil and gas markets through a network of approximately 70 bases with operations in approximately 30 countries, more than any other commercial helicopter service provider in the world. We cover this expansive and diverse geography with a technologically advanced fleet of 236 helicopters and the expertise to serve customers in ultra-deepwater and deepwater locations. To secure and maintain operating certificates in the many jurisdictions in which we provide helicopter services, we must meet stringent and diverse regulatory standards across multiple jurisdictions, and have an established track record in obtaining and maintaining certificates as well as working with regulators and local partners.

We generate the majority of our oil and gas customer Helicopter Services revenue from contracts tied to our customers’ offshore production operations, which have long-term transportation requirements. A substantial portion of our remaining oil and gas customer Helicopter Services revenue comes from transporting personnel to and from offshore drilling rigs and we believe this capability allows us to take advantage of expansion in the global ultra-deepwater rig fleet. Approximately 73% to 78% of the flying revenue in our Helicopter Services segment was attributable to fixed monthly charges for the fiscal years ended April 30, 2012, 2013 and 2014.

We also provide MRO services through our Heli-One business to both our own Helicopter Services segment and to third-party customers. Our MRO capabilities enable us to perform heavy structural repairs, and maintain, overhaul and test helicopters and helicopter components globally across various helicopter types. We believe our in-house MRO operations through our Heli-One business enable us to manage our supply chain and maintain our fleet more efficiently, thereby increasing the availability of our helicopters and reducing our overall cost of maintenance. In addition, we are the largest provider of these services (excluding OEMs), which allows us to provide our Heli-One customers with comprehensive MRO services across multiple helicopter types and families. Our MRO services include complete maintenance outsourcing solutions, parts sales and distribution, engineering services, design services and logistics support.

Our Market Opportunity

We believe trends in the offshore oil and gas industry will positively affect the market and demand for our helicopter services. As the major, national and independent oil and gas companies seek to replace reserves and grow production, we believe they will continue to explore for, develop and produce oil and gas from deeper waters and at locations that are further offshore, which requires more complex transportation and logistics services. Oil and gas companies are also adopting increasingly complex offshore oilfield services and solutions that require more personnel to operate. Additionally, regulatory bodies are increasing their own oversight functions, and crews are being rotated on and off at periodic intervals. We believe these factors will drive an increase in the number of personnel needing to be transported to and from offshore facilities. Helicopter service is the most efficient and often the only viable or permitted form of transportation in many of these jurisdictions due to the distance from shore of the platforms and environmental conditions offshore, particularly in the North Sea, where a sea-faring vessel may take a substantially longer time to cover the same distance and in significantly less comfortable conditions, with greater logistical risks of transporting workers from vessel to platform.

We believe that the adoption of more complex services on ultra-deepwater and deepwater installations, increased regulatory oversight of these installations and more frequent rotation of increasingly larger crews at regular intervals will further drive customer demand for heavy and medium helicopters, which comprise all of our fleet. Based on our experience, heavy and medium helicopters are favored by customers with ultra-deepwater and deepwater transportation needs due to their greater range, passenger capacity, comfort, enhanced passenger safety systems and ability to fly under a variety of conditions. In recent years, in our experience, the demand for new commercial medium and heavy helicopters has outpaced their supply, a trend we believe will continue. As a result, we expect the market dynamics for our helicopter services to remain strong.

Furthermore, we believe that our size and scale afford us greater operational and commercial flexibility when purchasing new helicopters and helicopter parts, allowing us to continue to grow our business in response to market opportunities.

Based on our experience operating in the industry, the market for MRO services is highly fragmented. We believe we are the only independent non-OEM provider of MRO services with a global footprint. Moreover, we believe our status as the largest commercial operator that purchases heavy and medium helicopters has positioned us to obtain licenses from all of the major manufacturers to conduct a full range of MRO services across a wide array of models of helicopters used in our industry. We believe that our geographic reach, combined with the related licenses, offers us a significant opportunity to grow our Heli-One business with our third-party customers. As demand for helicopter services grows in conjunction with growth in ultra-deepwater and deepwater drilling and production, we expect that a corresponding increase in flying hours should lead to greater demand for MRO services.

Our Operations

We conduct operations in approximately 30 countries through a network of approximately 70 bases on six continents, including a global operations center located in Irving, Texas. We believe our global operations center is the first of its kind in our industry, allowing us to centrally coordinate flight schedules, pilot rostering, training, fleet management and maintenance from a single location. Representatives from helicopter manufacturers work on-site at our global operations center alongside our own employees to resolve maintenance issues and return helicopters to service. Our global operations center leverages new information technology systems to promulgate best-in-class practices and procedures throughout our company.

We assist our customers with logistics solutions to manage rotation of their crews, as many of our offshore oil and gas customers are required by law and collective labor agreements to change crews every seven to 14 days. For the fiscal year ended April 30, 2014, we operated approximately 86,000 flights worldwide, carrying in excess of one million passengers. As offshore operators have moved further from shore and become more remote, crews have grown larger and taken on functions that previously relied on shore based support. To accommodate the change out of larger crews, a helicopter would have to make multiple trips or several helicopters would have to be used. Computerized logistics systems in our global operations center help us provide seamless coordination between our regional bases and our customers, matching customer needs with helicopters, engineer and pilot availability which enables efficient crew changes, while maintaining compliance with relevant regulations. We continue to enhance our logistical systems and are implementing a roll-out of our long-term crew planning and scheduling program, our Airline Information Management System, or AIMS, to further improve customer service levels. This system improves crew scheduling, the integration of crew rosters, allows integrated training planning and enhances key performance indicator reporting to improve crew and helicopter productivity. In addition, we have advanced systems in place to monitor and maintain equipment. In the event a helicopter requires unforeseen repairs or replacement of parts, we have the ability to provide immediate support to ground personnel to make a repair as well as a dedicated team available to identify the most efficient manner to source any replacement parts. We believe that our global operations center, combined with our expertise in crew logistics and equipment availability as well as our robust compliance programs, allow us to offer superior and differentiated service to our customers.

Our MRO operations are conducted through our Heli-One business, which provides quality and cost control for maintenance, repair, and overhaul of our own fleet as well as comprehensive outsourced MRO services to third-party customers. We maintain four principal Heli-One centers for our global MRO operations, including Delta, British Columbia (Canada), Fort Collins, Colorado (USA), Rzeszow (Poland) and Stavanger (Norway). We maintain a strategic inventory of spare parts, providing us the ability to respond quickly and efficiently to unplanned maintenance events. We believe our focus on speed and efficiency allows us to provide better service at lower cost. Approximately 28%, 34% and 38% of our third-party Heli-One revenue in the 2012, 2013 and 2014 fiscal years, respectively, was derived from “power by the hour” contracts, where the customer pays a ratable monthly charge, typically based on the number of hours flown, for all scheduled and un-scheduled maintenance.

Safety and Regulatory Compliance

We strive to exceed the stringent safety and performance audit standards set by aviation regulatory bodies and our customers. We have established an in-house flight safety group that is responsible for our compliance with safety standards within our organization, standardizing base operating procedures, compliance with government regulations and customer requirements, and educating and training our flight crews. Over the five year period ended April 30, 2014, according to our safety records we had a rolling average of 0.38 accidents per 100,000 flight hours, a much lower than average rate reported for civilian twin engine helicopters and an even smaller fraction of the rate reported for offshore helicopter operations generally, per industry reports. We also host a highly regarded annual international safety summit, attended by our customers, manufacturers, competitors and regulators, which is a manifestation of our commitment to safe operations.

A key to maintaining our strong safety record is having a highly qualified and experienced workforce. Our pilots average in excess of 3,000 flight hours of experience, and many of them carry endorsements to operate more than one type of helicopter. Our mechanics are highly experienced and receive ongoing training from helicopter manufacturers.

In addition to safety regulations, most of the countries in which we conduct flying operations have laws, with typically complex requirements, that require commercial operators to hold either or both an operating license and an air operator certificate, or AOC. We believe our track record of safety and experience working with regulators will enhance our ability to obtain needed licenses/certificates as we continue to grow.

Our Fleet

Helicopters are generally classified as light (3 to 7 passengers), medium (8 to 15 passengers) and heavy (16 to 26 passengers). We believe heavy and medium helicopters are favored by our customers and are best suited for crew change transportation services on oil and gas production facilities and drilling rigs due to their greater range, higher passenger capacity, enhanced passenger safety systems and ability to fly under a broader variety of conditions than light helicopters. In addition, heavy and medium helicopters have twin engines and typically two pilots, making them safer for longer flights. As a result, larger helicopters generally command higher pricing and earn higher margins compared to smaller helicopters.

We operate the largest fleet of heavy and medium commercial helicopters serving the offshore oil and gas industry, with 236 helicopters as of April 30, 2014. Our fleet is comprised purely of heavy and medium helicopters, which we believe optimally positions us to respond to opportunities in the high growth ultra-deepwater and deepwater market. Over the last eight years, we have modernized and expanded our fleet significantly, and we continue to invest to meet customer demand for newer heavy and medium helicopters. We have strong longstanding operating relationships with the four major OEMs, Airbus Helicopters, Sikorsky, AgustaWestland and Bell, and have helicopters manufactured by each of them in our fleet. This diversity ensures that we are not overly reliant on any one model or manufacturer, while still giving our fleet critical mass across various helicopter types, resulting in fleet management, maintenance and training efficiencies.

The model life cycle for helicopters spans multiple decades. Individual components, which represent a large majority of a helicopter’s value, are frequently replaced to meet regulatory requirements or safety standards. In addition, there is an active secondary market for helicopters supported by independent appraisers and valuation experts.

As of April 30, 2014, our fleet was valued at approximately $3.0 billion based on the average of 2014 third-party appraisals of fair market value by Ascend Worldwide Group Holdings Limited and HeliValue$, Inc., consisting of approximately $2.1 billion of value attributable to heavy helicopters and approximately $898 million of value attributable to medium helicopters. As of April 30, 2014, the average age of our fleet was 11 years. The Airbus EC225, Sikorsky S92A, AgustaWestland AW139 and Sikorsky S76C++, which have been the core part of our capital investment program in recent years, represent approximately 79% of our total fleet value as of April 30, 2014.

The table below provides a detailed summary of our fleet as of April 30, 2014:

Helicopter Type	Total	Cruise Speed (kts)	Approximate Range(nmi)	Passenger Capacity	Maximum Weight (lbs)
Heavy:
Sikorsky S92A	39	145	400	19	26,500
Airbus Helicopters EC225	36	145	400	19	24,250
Airbus Helicopters (AS332 L, L1, and L2)	38	130 - 140	250 - 350	17 - 19	18,000 - 20,500
Total Heavy	113
Medium:
AgustaWestland AW139	40	145	280	12-15	15,000
Sikorsky S76C++	23	145	220	12	11,700
Sikorsky S76C+	22	145	175	12	11,700
Sikorsky S76A++	15	135	110 - 130	12	10,800 - 11,700
Bell 412	10	125	135	13	11,900
Airbus Helicopters AS365 Series	8	120 - 145	80	11	9,500
Airbus Helicopters EC135/145/155	5	N/A(1)	N/A(1)	N/A(1)	N/A(1)
Total Medium	123
Total Helicopters	236

(1) EMS only

As of April 30, 2014, we have committed to purchase 28 new heavy and medium helicopters from multiple OEMs for a total of approximately $688.2 million. These helicopters are expected to be delivered in fiscal 2015 ($351.4 million), 2016 ($251.9 million) and 2017 ($84.9 million) and will be deployed in our Helicopter Services segment. We intend to enter into leases for these helicopters or purchase them outright upon delivery from the manufacturer. Additionally, we have committed to purchase $61.4 million of helicopter parts by October 31, 2015 and $100.0 million of heavy helicopters from Airbus Helicopters prior to December 31, 2016. In addition, at April 30, 2014, we had the option to purchase 25 heavy and medium helicopters which, if exercised, would represent a total purchase commitment of 53 helicopters, excluding the committed dollar amount with Airbus Helicopters. We have a pipeline of opportunities identified that we believe will create long-term contracts for these new helicopters.

The table below shows new deliveries of helicopters under contract with OEMs and lessors as of April 30, 2014 in fiscal years ending April 30, 2015, 2016, 2017, and 2018 and thereafter.

	Number of helicopters
	Purchase commitments(i)	Options
2015	15	2
2016	10	8
2017	3	9
2018 and thereafter	—	6
	28	25

(i)    Does not include helicopters related to our commitment to purchase $100.0 million of heavy helicopters from Airbus Helicopters or our intention to lease four helicopters from an independent lessor, with four planned deliveries in the fiscal year ended April 30, 2015.

The following map illustrates the geographic distribution of our helicopters as of April 30, 2014 and countries in which we operated over the prior 12 months:

Note: Fleet count as of April 30, 2014.  Worldwide fleet includes 26 helicopters held for retirement, dry lease or post-delivery modification.

Segments

We report under two operating segments and have a Corporate Segment comprised primarily of general and administration costs. Our two operating segments are as follows:

Helicopter Services

Our Helicopter Services segment consists of flying operations in the North Sea, the Americas, the Asia Pacific region and the Africa-Euro Asia region primarily serving our offshore oil and gas customers, and providing SAR and EMS to government agencies. We are one of only two commercial helicopter service providers to the offshore oil and gas industry with global operations. We provide logistics solutions and helicopter transportation to and from production facilities and drilling rigs.

•   The majority of our revenue from oil and gas customers is from contracts tied to our customers’ offshore production operations. A substantial portion comes from transporting personnel to and from offshore drilling rigs.

•   Our helicopter services business in the oil and gas industry is largely characterized by medium to long-term contracts (i.e., four to five years and normally carry extension options of one to five years).

•   The majority of our customers are major, national and independent oil and gas companies.

•   We believe our services are critical to our customers as helicopter transportation is a cost-effective, viable means to transport people, from land to offshore oil and gas production facilities and drilling rigs.

•   Maintaining a strong safety record is a primary concern for us and our customers, and as of April 30, 2014, our five-year rolling average was 0.38 accidents per 100,000 flight hours. The accident rate is calculated using the number of accidents, as defined by the International Civil Aviation Organization, divided by the number of hours flown in the same period and then multiplied by 100,000.

•   Our transformation initiatives, such as our global operations center in Irving, Texas and our IT initiatives provide strategic oversight and integrated maintenance and support to our operation bases around the world.

We particularly target opportunities for long-term contracts that require heavy and medium helicopters, operated by highly trained personnel who place an emphasis on safety. We are a market leader in most of the regions we serve, with a well-established reputation for safety, customer service and helicopter reliability. For the fiscal years ended April 30, 2012, 2013 and 2014 revenues generated by helicopter transportation services for the oil and gas industry accounted for approximately 79%, 81% and 83% of our consolidated total revenues, respectively.

We believe providing helicopter services to oil and gas production customers generally provides our company with a more stable revenue stream, since the production business is typically less cyclical in nature than the exploration and development business. Offshore production platforms generally run at full capacity, irrespective of commodity prices, until the economic end-life of the respective field. These production platforms generally have expected lives of 20 years or more, depending upon the size and characteristics of the field.

We are also one of the world’s leading commercial providers of SAR and EMS services through our Helicopter Services segment. We have long-term contracts with government agencies and commercial operators in the United Kingdom, Ireland and Australia. Our SAR and EMS contracts average eight years in duration. Contracts are generally entered into directly with state and federal governments.

By region, our Helicopter Services business operates as follows:

North Sea

Our helicopter services in the North Sea primarily consist of flying operations in the Eastern North Sea and Western North Sea regions. We are one of the largest helicopter services providers in the North Sea, one of the world’s largest oil producing regions, with approximately 86 helicopters in operation. The Eastern North Sea region is comprised mainly of Norway, where we serve Statoil, while the Western North Sea region includes the United Kingdom, Ireland and the Netherlands, where major oil and gas customers include Total, MCA and Apache. Our operations in the North Sea are managed through our network of bases located in key regions. Our main operation bases in the North Sea are in Aberdeen, Scotland; Stavanger, Norway; and Den Helder, Netherlands, although we also operate numerous other bases around the North Sea. In addition, we have long-term contracts with government agencies and commercial operators in the United Kingdom and Ireland to provide SAR and EMS helicopter services.

Americas

Our Helicopter Services segment in the Americas operates in both North and South America, principally in Brazil, where substantially all of our helicopters in the Americas region operated as of April 30, 2014. In Brazil, we operate a fleet of heavy helicopters to service our customers in the regional oil and gas sector, a market that is shifting to heavy helicopter technology as pre-salt fields in ultra-deepwater environments have been further developed. We expect Brazil to be one of the fastest growing markets for offshore helicopter transportation services. We have made additional investment in the region to enhance access to deepwater fields, including the completion of construction in fiscal 2014 of a new hangar facility in Cabo Frio, in close proximity to the Campos Basin off the Brazilian coast.

Asia Pacific

The Asia Pacific region includes Australia and Southeast Asian countries, where we provide helicopter services to the offshore oil and gas industry in Australia, Thailand, Malaysia and East Timor. We have approximately 46 helicopters located in 20 bases in the Australia region, including two in the Northwest Shelf and two in Browse Basin, and five smaller bases scattered throughout Southeast Asia, operating an additional 13 helicopters. We also have a number of long-term contracts with commercial operators, military and local government to provide SAR and EMS from several bases in Australia.

Africa-Euro Asia

We operate in the Africa-Euro Asia region to provide helicopter services in Nigeria, Equatorial Guinea, Kazakhstan, Mozambique, Tanzania and other African and European countries. We operate from approximately fourteen bases in this region. In fiscal 2014, we have renewed our presence in Nigeria, where we have secured two AOC licenses through our joint venture partner, Atlantic Aviation, and have commenced commercial operations. As of April 30, 2014, we have four helicopters based in Nigeria, including AW139 type helicopters. In fiscal 2014, we obtained our own helicopter operating license in Tanzania. Also in fiscal 2014, we commenced operations on a five-year contract to support Shell’s deepwater exploration activities, to be conducted in various territorial waters around the African coast.

Maintenance, Repair and Overhaul

Our Heli-One segment is a world-leading independent commercial provider of helicopter support and MRO services. Our comprehensive range of capabilities and broad geographic footprint allow us to offer a full suite of after-market services including engine, airframe and component MRO, logistics support, parts sales and distribution, engineering services, design services and logistics support. We provide these services individually or as part of multi-year complete maintenance outsourcing. We provide sophisticated avionics integration services to the armed forces of European nations, and we partner with helicopter manufacturers around the world to provide MRO services to their direct customers.

We believe our Heli-One segment enhances our business model in several respects:

•   Our in-house repair and overhaul capabilities provide operational control and flexibility over the maintenance of our fleet, lowering our operating costs and providing a competitive advantage.

•   Third-party demand for MRO services by each of the government, military and the civil sectors provide us with a diverse stream of revenue.

•   Air worthiness regulations, which are established by civil aviation authorities and manufacturers, require that every dynamic component of a helicopter be replaced or overhauled on a regularly scheduled basis, resulting in steady demand for our MRO services.

All helicopter airframes, engines and components are required by manufacturer and government regulations to be serviced and overhauled based on flight hours, cycles or the actual condition of parts. The repair and overhaul process includes disassembling, cleaning, inspecting, repairing and reassembling engines, components and accessories, and testing complete engines and components. Helicopter operators typically consider the complexity and cost of tasks when choosing whether to perform them in-house or outsource the work to a third-party. MRO companies are required to obtain licenses from government regulatory bodies and, in many cases, from helicopter manufacturers to provide MRO services. Companies active in this industry include manufacturers of helicopters, components and accessories; manufacturer-authorized repair and overhaul operators; and small workshops typically not authorized by the manufacturers. The low cost of transporting components relative to the total cost of repair and overhaul services has resulted in development of a worldwide MRO market.

Our Heli-One segment specializes in heavy structural repair, maintenance, overhaul and testing of helicopters and helicopter components in North America and Europe. Our comprehensive capabilities span helicopters including Sikorsky S61N, S76 series and S92A; Bell 212 and 412; AgustaWestland AW139; Airbus Helicopters AS332, EC225, AS350, and AS365. Our engine expertise spans models including Pratt & Whitney PT6T; Turbomeca Arriel 1 and 2; Makila; and GE CT58 and T58. In the current fiscal year, we obtained engine-specific support certification from the United Kingdom’s Ministry of Defence’s Military Aviation Authority. We have extensive expertise in all areas of engineering and design for conversion upgrades and refurbishments, including avionics.

Heli-One’s main MRO competitors are helicopter manufacturers, which are also our main parts suppliers. Factors that affect competition within the repair and overhaul market include price, quality, safety record and customer service. To minimize issues related to availability and pricing of the parts we need to perform MRO work, Heli-One generally has long-term supply arrangements with the helicopter manufactures and works closely with them on items such as modifications and approvals of parts and components. Furthermore, we believe that our position as one of the largest purchasers of new helicopters affords us greater commercial flexibility when purchasing helicopter parts.

We provide customers with integrated logistics support, including 24-hour service for all scheduled and unscheduled maintenance events for engines, dynamic components, repairable components and consumable parts. We also support special mission equipment. Heli-One offers next-day delivery in most locations on a wide range of helicopter parts from all major manufacturers through a global distribution network that includes our new Global Distribution Center in Amsterdam which opened in January 2014. Our Heli-One operations now have facilities in Delta, British Columbia; Stavanger, Norway; Fort Collins, Colorado and a newly opened 65,000 sq. feet hangar in Rzeszow, Poland. We believe our global buying power gives us competitive pricing on all major components. We believe we provide quality, competitively priced support services to civilian and military helicopter operators worldwide.

Customers and Contracts

Our current oil and gas customer base is comprised of major, national and independent oil and gas companies. These customers generally enter into multi-year contracts for our services. The majority of our customer contracts provide for revenues based on fixed-monthly charges and hourly flight rates. In addition, our contracts generally require the customer to either provide or to be charged for fuel, which significantly limits our operational exposure to volatility in fuel costs.

Our contracts with offshore oil and gas customers are typically for periods of four to five years, and normally carry extension options of one to five years. Our contracts with government agencies for SAR and EMS services are typically for periods of eight to ten years, and we believe government agencies will increasingly look to outsource this function. Based on our experience, we believe that contracts are awarded based on a number of factors, including technical capability, operational effectiveness, price, strength of relationships, availability of fleet types and other technical mission requirements, quality of customer service and the safety record of the helicopter service provider. We believe that maintaining a strong safety record is imperative for our customers, and that our safety record and safety culture at all levels of our organization are key to maintaining and growing our business.

Longer-term contracts are ordinarily awarded through competitive bidding processes. An incumbent operator commonly has a competitive advantage when pursuing future business with that customer because of its relationship with the customer, knowledge of operating site characteristics, pre-existing investment in support infrastructure and demonstrated ability to meet defined service-level requirements. Also, customers often prefer to avoid start-up costs associated with switching to another operator. In the fiscal year ended April 30, 2014, we have retained approximately 94% of offshore oil and gas customer contracts that were up for renewal or extension.

Our key customers include many leading oil and gas companies around the world. The following table sets out our top ten oil and gas customers based on revenue for our fiscal year ended April 30, 2014 and geographic regions served. Our top two customers for the year ended April 30, 2014 were Statoil and Petrobras, accounting for 14% and 13% of our revenues respectively. No other single customer accounted for more than 10% of our revenues during this period.

Geographic regions served by CHC
Company	Credit rating (Moody’s / S&P)	North Sea	Brazil	Australia	SE Asia	Africa- Euro Asia
	A2 / A	•	•			•
	Aa1 / AA	•			•
	A1 / A	•		•	•
	A3 / A			•		•
	Baa1/BBB-		•			•
	Aa1 / AA	•		•	•	•
	Aa2 / AA-	•				•
	Aa1 / AA-	•		•	•	•
	Baa1/BBB+			•
	A3/A-	•

For our fiscal year ended April 30, 2014, the customers in the table above constituted approximately 67% of our total revenues.

The largest customer of our Heli-One segment is our Helicopter Services segment. Our Heli-One contracts with third parties include military, coast guard, parapublic and other governmental organizations, and other helicopter operators. Revenues can be earned for services provided individually or, in many cases, as part of multi-year, complete maintenance outsourcing agreements.

Competitive Strengths

We believe that we possess the following competitive strengths, which will enable us to continue to grow our business globally:

•   The world’s largest new generation fleet of heavy and medium helicopters. We are the world’s largest commercial operator of helicopters based on revenue of $1.8 billion in fiscal 2014. We are also the world’s largest commercial operator of heavy and medium helicopters based on our fleet of 236 heavy and medium helicopters as of April 30, 2014. Our premium fleet has enabled us to establish a prominent position as a helicopter services provider to the fast-growing ultra-deepwater and deepwater markets. Our fleet includes some of the newest and most advanced civilian helicopters, including the Airbus Helicopters EC225, Sikorsky S92A, AgustaWestland AW139 and Sikorsky S76C++, which together represent approximately 79% of our total fleet value and which we believe helps us attract and retain highly experienced pilots and maintenance engineers. We have modernized and expanded our fleet significantly over the last nine years, and we continue to invest to meet customer demand. As of April 30, 2014, we have plans to acquire 28 new heavy and medium helicopters from multiple OEMs, and $100.0 million of heavy helicopters from Airbus Helicopters, with delivery dates between fiscal 2015 and 2017, and options to acquire an additional 25 heavy and medium helicopters. The size of our fleet and diversity across multiple helicopter types enables us to meet the varied operational requirements of our customers.

•   Largest global footprint servicing the offshore oil and gas market. We believe we are the most globally diverse participant in our industry, with operations in approximately 30 countries. Our broad geographic coverage and experience entering new markets enables us to respond quickly and efficiently to new business opportunities, by leveraging our knowledge of, and experience with, international safety standards, local market regulations and customs. Additionally, our multi-national footprint and scale allow us to secure contracts and global framework agreements where our largest customers are seeking helicopter operators that can provide one standard of service in many locations around the world.

•   Strong long-term relationships with leading oil and gas producers. We believe we have strong relationships with our top ten customers, which include Statoil, Petrobras, BP, Shell, ConocoPhillips, Total, ENI and other oil and gas producers, many of which we have continuously served for over a decade. We establish relationships with our customers at both the regional and global level, which positions us to grow our business as our customers grow. We believe this enables us to better understand our customers’ growth objectives and positions us to participate in contract tenders. Our strong customer relationships and track record of performance have allowed us to achieve a 94% retention rate on contract renewals and extensions and a 77% win rate on all contract tenders over the 12 month period through April 30, 2014.

•   Safety record and reputation. We have implemented a single safety management system worldwide and continue to meet or exceed the stringent safety and performance audits conducted by our customers. Over the five year period ended April 30, 2014, according to our safety records, we had a rolling average of 0.38 accidents per 100,000 flight hours, a much lower than average rate reported for civilian twin engine helicopters and an even smaller fraction of the rate reported for offshore helicopter operations generally, per industry reports. Our pilots average in excess of 3,000 hours of flight experience, and many of them carry endorsements to operate more than one type of helicopter. Our mechanics are highly experienced and receive ongoing training from helicopter manufacturers. We also host a highly regarded annual CHC Safety & Quality Summit, with international attendance from our customers, manufacturers, competitors and regulators, which is a manifestation of our commitment to safe operations.

•   Our innovative transformation initiatives are driving standardization, efficiencies and cost savings. For the past four years, we have implemented a comprehensive review of our operations and organizational structure through our transformation initiatives, with the goal of consolidating, strengthening and standardizing our capabilities, tools, processes and systems globally, while lowering overhead costs. We recently designed and launched our global operations center and implemented new IT systems across our operations to drive highly integrated processes, including fleet management, flight scheduling, maintenance and supply chain, which we believe allow us to offer superior and differentiated services to our customers and our personnel in the field.

•   Only global commercial helicopter operator with in-house MRO operations through Heli-One. Our Heli-One division is the market leader in helicopter MRO services by a non-OEM. Our Heli-One segment enhances the quality control and cost competitiveness of our maintenance processes, and improves the flight availability of our fleet. We have the capability to service and support multiple models from all the major OEMs including Airbus Helicopters, Sikorsky,

AgustaWestland and Bell, which allows us to offer a comprehensive outsourced maintenance solution to other helicopter operators, and to diversify our revenue stream.

•   Experienced management team. Our chief executive officer and senior executives have extensive experience at CHC managing our helicopter services business and Heli-One business and with managing major, international public corporations focused on technology, IT services and operational excellence. We believe our management’s breadth of experience, equity ownership and incentive plans align their objectives with those of our shareholders.

Our Business Strategy

Our goal is to enhance our leadership position and create value for our shareholders by consistently and efficiently providing safe, reliable value-added services to our customers while maximizing our return on assets, earnings and cash flow. To achieve this goal, we intend to focus on the following key strategies:

•   Achieve the highest levels of safety and performance. Our overall strategy is deeply rooted in a foundation of safety. We will continue to build on our highly safety-conscious culture where the safety of our passengers and employees is embedded in everything we do. We will invest in technology, processes, training and talent to continuously improve our capabilities to enable us to achieve the highest level of safety performance and standards.

•   Continue to apply a disciplined, returns-based approach to evaluating growth opportunities. We have implemented a rigorous, financial returns-based approach throughout our organization that is fundamental to how we evaluate growth opportunities. Our centralized decision-making framework is critical to ensuring that our clearly defined return thresholds are applied in all key investment-making decisions, such as setting contract terms, pursuing expansion into new regions and acquiring new helicopters. This disciplined and coordinated methodology of pursuing the highest risk-adjusted growth opportunities will continue to drive our expansion strategy and enable us to make rational capital investment decisions and maximize our returns as we continue to grow.

•   Continue to invest in our fleet of heavy and medium helicopters to meet customer demand and maximize our long-term financial returns. We will continue to upgrade our fleet and optimize our fleet size and mix to reflect the latest technologies and larger helicopters demanded by our customers, while selectively divesting older helicopters. We will continue to manage our fleet to provide optimum service to the growing ultra-deepwater and deepwater markets, where larger helicopters are preferred by our customers for their reliability, comfort and efficiency. The demand for helicopter services combined with continued constraints on new helicopter supply will allow us to focus our investments in our fleet on opportunities with the highest strategic and financial value. We believe our global fleet management strategy allows us to deploy our assets to our most attractive opportunities worldwide.

•   Expand our operations in high growth markets. We have existing operations in what we believe are some of the highest growth markets for helicopter services, such as Brazil and Nigeria. We intend to continue to grow in these regions as we believe the demand for our services continues to grow. We will also continuously evaluate entry into new markets with high projected growth rates which are often characterized by isolated locations and greater operating distances from shore. We have a track record of successfully entering new markets, which requires experienced pilots and expertise in assessing risks, obtaining permits, partnering with local businesses, working with regulators and establishing new flight bases. We believe our customers recognize the importance of our track record as well as our standardized and globally-integrated operational support, maintenance and IT systems, and our ability to realize operational efficiencies across numerous and often remote jurisdictions. We believe that owning the world’s largest fleet of heavy and medium helicopters positions us to continue to grow our business in high growth ultra-deepwater and deepwater markets.

•   Leverage the differentiated attributes of our Heli-One segment to expand the depth and global reach of our Heli-One platform. We believe we are the largest non-OEM MRO vendor servicing the industry today and we believe that our Heli-One segment provides us with a competitive and differentiating advantage. The breadth of services we provide and our operational scale has enabled us to establish unique supply chain management expertise that we will leverage to provide superior service levels to our customers. We will capitalize upon our access to key OEM licenses to bolster our strategic inventories and to improve the level of integration with our own internal operations, as well as to expand our third-party revenues. We will seek to grow our third-party Heli-One business, as we believe it offers an opportunity to generate attractive returns on limited incremental capital investment. Given the fragmented nature of the global MRO market, we will also pursue targeted strategic acquisitions to enhance our position in key regions or markets and to capture new, unique service offerings for our customers.

•   Utilize knowledge and enterprise management systems to hone our customer service. We seek to build a customer-centric culture responsive to our customers’ unique requirements. As part of our operational transformation efforts and investment in IT systems, we have expanded our capabilities to measure and report key performance metrics that are most critical to our customers. Our commercial and customer support teams maintain a regular dialogue across multiple disciplines within our customers’ organizations to share these performance metrics as well as to discuss our customers’ future plans. This enables us to better understand our customers’ needs and how well we are addressing them. We believe that developing and maintaining such a deep understanding of our customers’ requirements enables us to provide superior customer-centric services and ideally positions us to grow with our customers as they expand their operations.

•   Continue to implement innovative transformation initiatives to pursue industry leading operating efficiency and superior returns. We believe innovation is core to our culture. We believe we are the first in the industry to establish a global, in-house MRO capability through Heli-One and a global operations center, and to implement innovative IT platforms to standardize global processes. We have established leadership in innovative transformation as a firmwide mindset with the goal of continuously improving operating efficiency, identifying cost savings and enhancing returns.

Revenue by End Market
(in thousands of U.S. dollars)

	For the fiscal year ended April 30,
Industry Sector	2012		2013		2014
Oil and Gas	$1,330,163	79%	$1,417,546	81%	$1,452,908	83%
MRO	166,479	10%	140,444	8%	147,271	8%
EMS/SAR	158,505	9%	171,053	10%	158,018	9%
Other	37,392	2%	14,804	1%	6,782	—%
Total	$1,692,539	100%	$1,743,847	100%	$1,764,979	100%

Revenue by Geography
(in thousands of U.S. dollars)

	For the fiscal year ended April 30,
	2012		2013		2014
Norway	$531,452	31%	$491,938	28%	$520,279	30%
United Kingdom	262,592	16%	306,893	18%	282,919	16%
Australia	213,970	13%	261,424	15%	249,996	14%
Brazil	210,347	12%	282,469	16%	264,815	15%
Asia	93,782	5%	86,949	5%	94,172	5%
Other European Countries	264,156	16%	207,967	12%	213,475	12%
Other Countries	116,240	7%	106,207	6%	139,323	8%
Total	$1,692,539	100%	$1,743,847	100%	$1,764,979	100%

Competition

We are one of two global helicopter service providers to the offshore oil and gas industry; other competitors are smaller, regional operators. We have a significant market position in all global offshore oil and gas market regions, with the exception of the Gulf of Mexico. Oil and gas companies operating in the Gulf of Mexico have historically used primarily light and medium helicopters under short term contracts and, as a result, the current economics of providing services in the Gulf of Mexico would be less profitable for us than those in other regions of the world. As oil and gas companies seek to expand drilling and production to deeper waters offshore in the Gulf of Mexico we may re-examine our participation in this market.

We believe we are well positioned to capitalize on future growth opportunities. As oil and gas wells are depleted, oil companies are developing ultra-deepwater and deepwater reserves further offshore. Our global presence, long-term customer relationships and modern fleet of helicopters positions us to participate in new oil and gas developments in most offshore oil and gas regions.

Lease Obligations

We had entered into helicopter operating leases for 171 helicopters included in our fleet as of April 30, 2014. At April 30, 2014, the total minimum lease payments under helicopter operating leases with expiry dates ranging from fiscal 2015 to fiscal 2024 totaled $1,612.4 million. At our option, we have the right to purchase the majority of helicopters at agreed amounts that are not considered bargain purchase options. Substantially all of the costs to perform inspections, major repairs and overhauls of major components on such leased helicopters are at our expense. We may perform this work through Heli-One or have the work performed by an external MRO service provider. We have also provided guarantees to certain lessors in connection with these helicopter leases.

In addition to payment under helicopter operating leases, we had operating lease commitments as of April 30, 2014 for buildings, land and other equipment with minimum lease payments of $107.6 million and expiry dates ranging from fiscal 2015 to fiscal 2079.

For additional details see “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Future Cash Requirements—Contractual Obligations and Off-Balance Sheet Arrangements” and Notes 23 and 24 to the audited annual consolidated financial statements for the year ended April 30, 2014 included elsewhere in this Annual Report on Form 10-K.

Commitments to Acquire New Helicopters

As at April 30, 2014, we have committed to purchase 28 new helicopters and the total required additional expenditure for these helicopters is approximately $688.2 million. These helicopters are expected to be delivered in fiscal 2015 ($351.4 million), 2016 ($251.9 million) and 2017 ($84.9 million) and will be deployed in our Helicopter Services segment. We intend to enter into leases for these helicopters or purchase them outright upon delivery from the manufacturer. Additionally, we have committed to purchase $61.4 million of helicopter parts by October 31, 2015 and $100.0 million of heavy helicopters from Airbus Helicopters prior to December 31, 2016. In addition, at April 30, 2014, we had the option to purchase 25 heavy and medium helicopters which, if exercised, would represent a total purchase commitment of 53 helicopters, excluding the committed dollar amount with Airbus Helicopters. We have a pipeline of opportunities identified that we believe will create long-term contracts for these new helicopters.

Insurance

Operation of helicopters involves some degree of risk. Hazards, such as helicopter accidents, collisions and fire, are inherent in providing helicopter services. We maintain a flight safety organization that is responsible for ensuring compliance with safety standards within our organization and the requisite proficiency among flight crews. Our safety organization is responsible for training flight crews, conducting regular safety audits and seminars for all flight personnel, and generally ensuring safe operating techniques and standards consistent with government regulations and customer requirements. In addition, aviation regulatory bodies and customers conduct safety audits to ensure that our standards meet their requirements.

We maintain comprehensive aviation hull and liability insurance coverage in amounts and on terms that reflect prudent helicopter operations. This includes engine and spare-parts coverage. The hull policies insure against the physical loss of or damage to our helicopters. In addition we purchase hull war coverage for losses due to terrorism, hijacking, war, expropriation, confiscation and nationalization. We retain the risk of the loss of use or loss of profit from our operations, which is mitigated by the possible use of other helicopters given our fleet size.

In addition, we procure property all risks insurance, automobile liability and general liability insurance and the customary corporate insurances.

Aviation Regulations

Most of the countries in which we conduct flying operations have laws that require us to hold either or both of an operating license and an air operator certificate (AOC). Most of these countries also have materiality requirements for the issuance of operating licenses and/or AOCs that require the holder of such license or certificate to be a qualified national of such country. Companies holding such licenses and certificates must typically be both majority owned and effectively controlled, or controlled in fact, by citizens of the issuing state.

The European Union and the European Economic Area

We operate in the European Union (the “EU”) and the European Economic Area (the “EEA”) through our 49.9% ownership in EEA Helicopter Operations B.V. (“EHOB”). EHOB’s five wholly-owned operating subsidiaries operate primarily in three member states of the EU (the United Kingdom (the “UK”), the Netherlands and Ireland) and Norway, a member state of the EEA. Each of Norway and the member states of the EU must comply with EU Directive 1008/2008 and common rules for the operation of aircraft. Among other things, this directive restricts the issuance of operating licenses to carry passengers for remuneration to those companies that are majority owned and effectively controlled by nationals of a member state of the EU or the EEA. We believe that EHOB, and therefore each of EHOB’s wholly-owned subsidiaries, are both majority owned and effectively controlled by nationals of a member state of the EU.

Canada

Our helicopter operations in Canada are conducted through CHC Helicopters Canada Inc., a company wherein we hold a minority interest. That company’s flying operations are regulated by Transport Canada and are conducted under that company’s AOC. Our ability to conduct our helicopter operating business in Canada is dependent on our ability to maintain our relationship with CHC Helicopters Canada Inc. Our helicopter operations in certain other countries are conducted pursuant to an AOC issued by the Minister of Transport (Canada) under the provisions of the Aeronautics Act (Canada) for which our wholly owned subsidiary holds an exemption until 2015. If we are unable to extend the ministerial exemption pursuant to which this certificate is issued, we will need to obtain licenses and certificates issued by the countries in which we conduct such operations or reach an agreement with CHC Helicopters Canada Inc. and/or customers in such countries to transfer the operations there to CHC Helicopters Canada Inc. We cannot guarantee that we will be able to either extend the ministerial exemption, obtain local licenses and certificates or transfer such operations to CHC Helicopters Canada Inc., either at all or on acceptable terms.

Australia

Civil aviation in Australia is governed by the Civil Aviation Act, 1988, and regulations made thereunder. To operate an aircraft in Australia, it must be registered with the Australian Civil Aviation Safety Authority and a Certificate of Airworthiness must be obtained, be valid and in effect. The operation of an aircraft for a commercial purpose into, out of, or within Australian territory can only be undertaken as authorized by an Air Operators’ Certificate. Our ability to offer our helicopter transportation services in Australia is dependent on maintaining this certificate. Australia does not have a requirement for ownership or control by Australian nationals.

Brazil

We operate in Brazil through a subsidiary of BHH, a Brazilian Company 60% owned by us. To operate helicopters in Brazil, an operator must be licensed by the applicable national Civil Aviation Authority. Under applicable Brazilian law, in order to maintain its license, an operator must be “controlled” by nationals of Brazil and its officers must be Brazilian as well. By “control”, Brazilian aviation legislation refers to a holding of at least 80% of the operator’s voting shares. We believe that the majority holder of voting shares in BHH is a Brazilian national and therefore this subsidiary is currently “controlled” within the meaning of Brazil licensing requirements. Any change in the national status of the majority shareholder in BHH and/or in the nationality of the officers of this subsidiary could affect its Brazilian licenses. Our helicopter operations in Brazil are conducted through BHS - Brazilian Helicopter Services Táxi Aéreo S.A., the above-mentioned subsidiary of BHH. Our flying operations are regulated by the National Agency for Civil Aviation and are conducted under that company’s AOC. Our ability to conduct our helicopter operating business in Brazil is dependent on our ability to maintain this AOC. If we are unable to maintain this AOC, or obtain an alternative AOC, we will be prevented from flying helicopters in Brazil.

Other Countries and Regulations

Our operations in other foreign jurisdictions are regulated to various degrees by the governments of such jurisdictions and must be conducted in compliance with those regulations and, where applicable, in accordance with our air service licenses and air operator certificates. These regulations may require us to obtain a license to operate in that country, may favor local companies or require operating permits that can only be obtained by locally registered companies and may impose other nationality requirements. In such cases, we partner with local persons, but there is no assurance regarding which foreign governmental regulations may be applicable in the future to our helicopter operations and whether we would be able to comply with them.

The revocation of any of the licenses discussed above or the termination of any of the relationships with local parties discussed above could have a material adverse effect on our business, financial condition and results of operations.

We are also subject to regulations imposed by the FCPA, which generally prohibits us and our intermediaries from making improper payments to foreign officials for the purpose of obtaining or maintaining business. We have established an Ethics & Compliance Policy and a Compliance Committee, and provide compliance training to our employees to help prevent violations of the FCPA. As a condition of employment, our employees are required to abide by this policy. Our policy also requires thorough due diligence of all third-party intermediaries as well as screening and certification through TRACE International. Approved intermediaries are required to renew their TRACE certifications annually. Further, we require our vendors and contractors to be contractually bound to abide by our Ethics & Compliance Policy. Our Internal Audit team includes Ethics & Compliance Policy compliance as part of their audits.

Environmental Matters

We are subject to extensive laws, rules, regulations and ordinances in the various jurisdictions in which we operate relating to pollution and protection of the environment and to human health and safety, including those related to noise, emissions to the air, releases or discharges to soil or water, the use, storage and disposal of petroleum and other regulated materials, and the remediation of contaminated sites. Our operations, including helicopter maintenance and helicopter fueling, involve the use, handling, storage and disposal of materials that may be classified as hazardous to human health and safety and to the environment. Non-compliance with these regulations may result in significant fines or penalties or limitations on our operations. Many of the countries in which we operate have laws that may impose liability for the investigation and cleanup of releases of regulated materials and the remediation of related environmental damage without regard to negligence or fault. These laws may also expose us to liability for the conduct of, or conditions caused by, others, such as historic spills of regulated materials at our facilities, for acts that were in compliance with all applicable environmental laws at the time such acts were performed, and for contamination at third-party sites where substances were sent for off-site treatment or disposal. Additionally, any failure by us to comply with applicable environmental, health and safety or planning laws and regulations may result in governmental authorities or other third parties taking action against our business that could adversely impact our operations and financial condition. We believe we are in substantial compliance with applicable environmental laws and that ensuring compliance has not, to date, had a material adverse effect upon our financial position. We cannot, however, predict the likelihood of change to these laws or in their enforcement nor the impact that any such change, or any discovery of previously unknown conditions, may have on our costs and financial position. Please see Item 1A “Risk Factors—Risks Related to Our Business and Industry—We are subject to extensive environmental, health and safety laws, rules, regulations and ordinances that could have an adverse impact on our business” below.

Employees

As of April 30, 2014, we had approximately 4,500 full-time employees. We hire independent contractors on an as needed basis. We believe that our employee relationships are satisfactory.

Certain of our employees in the UK, Ireland, the Netherlands, Norway, Brazil, Canada and Australia (collectively, approximately 70% of our employees as of April 30, 2014) are represented under collective bargaining or union agreements. Any disputes over the terms of these agreements or our potential inability to negotiate acceptable contracts with the unions that represent our employees could result in strikes, work stoppages or other slowdowns by the affected workers. Periodically, certain groups of our employees who are not covered under a collective bargaining agreement consider entering into such an agreement.

If our unionized workers engage in a strike, work stoppage or other slowdown, other employees elect to become unionized, existing labor agreements are renegotiated, or future labor agreements contain terms that are unfavorable to us, we could experience a disruption of our operations or higher ongoing labor costs, which could adversely affect our business, financial condition and results of operations.

Other Information

We were incorporated as FR Horizon Holding (Cayman) Inc. on July 3, 2008 under the laws of the Cayman Islands. We changed our name by way of special shareholder resolution dated September 12, 2013 to CHC Group Ltd. Our registered office is located at c/o Intertrust Corporate Services (Cayman) Ltd., 190 Elgin Avenue, George Town, Grand Cayman, KYI-9005, Cayman Islands.

We have entered into agreements with Heli-One Canada Inc. and Heli-One American Support, LLC to provide certain management services, subject to authority limits as determined by our board of directors and set out in such agreements. The corporate headquarters of Heli-One Canada Inc.’s offices is located at 4740 Agar Drive, Richmond, British Columbia, V7B 1A3 Canada and its telephone number is (604) 276-7500.

We file electronically with the Securities and Exchange Commission our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934. We make available on our website at www.chc.ca, free of charge, through a hyperlink on our website, copies of these reports, as soon as reasonably practicable after electronically filing such reports with, or furnishing them to, the Securities and Exchange Commission. The information contained in, or that can be accessed through, our website is not part of, and is not incorporated into, this Annual Report on Form 10-K.

Item 1A. Risk Factors

The risks described below could have a material adverse impact on our financial position, results of operations, liquidity and cash flows. Although it is not possible to predict or identify all such risks and uncertainties, they may include, but are not limited to, the factors discussed below. Our business operations could also be affected by additional factors that are not presently known to us or that we currently consider not to be material to our operations. You should not consider this list to be a complete statement of all risks and uncertainties.

Risks Related to Our Net Losses and Indebtedness

We have a history of net losses.

We have incurred net losses since our acquisition on September 16, 2008 of the entity formerly known as CHC Helicopter Corporation, including approximately $96.2 million, $116.5 million and $170.9 million in the last three fiscal years ended April 30, 2012, 2013 and 2014, respectively. Our net losses since September 16, 2008 have resulted from a number of factors, including non-cash impairments of goodwill and other assets totaling $921.9 million and interest charges related to substantial leverage incurred to acquire additional helicopters and grow our business. We may continue to incur net losses in the future and our net losses may increase in the future, including as a result of our planned helicopter acquisitions, and we cannot assure you that we will achieve or sustain profitability, or that we will continue to generate sufficient cash flow and liquidity through access to the capital markets to meet our debt and interest obligations as and when they become due.

Our level of indebtedness could adversely affect our ability to raise additional capital to fund our operations, limit our ability to react to changes in our business or our industry and place us at a competitive disadvantage.

We are highly leveraged. As of April 30, 2014, our total indebtedness was $1,560.6 million. Our level of indebtedness could have important consequences to you. For example, it could:

•   increase our vulnerability to general adverse economic and industry conditions;

•   limit our ability to fund future capital expenditures and working capital, to engage in future acquisitions or development activities, or to otherwise realize the value of our assets and opportunities fully because of the need to dedicate a substantial portion of our cash flow from operations to payments of interest and principal on our debt or to comply with any restrictive terms of our debt;

•   limit our flexibility in planning for, or reacting to, changes in our business and the industry in which we operate;

•   impair our ability to obtain additional financing in the future; and

•   place us at a competitive disadvantage compared to our competitors that have less debt.

If we fail to comply with the covenants or other terms of any agreements governing our indebtedness, our creditors may have the right to accelerate the maturity of that debt and, in the case of our secured debt, foreclose upon the collateral securing that debt. Realization of any of these factors could adversely affect our financial condition. In addition, if we do not generate sufficient cash flow from operations to satisfy our debt obligations, we may have to undertake alternative financing plans, such as:

•   refinancing or restructuring our debt;

•   selling assets;

•   reducing or delaying capital investments; or

•   seeking to raise additional capital.

However, any alternative financing plans that we undertake, if necessary, might not allow us to meet our debt obligations. Our inability to generate sufficient cash flow to satisfy our debt obligations, including our obligations under our outstanding senior notes, or to obtain alternative financing, could materially and adversely affect our business, financial condition, results of operations or prospects.

Failure to comply with covenants contained in certain of our lease agreements could limit our ability to maintain our leased helicopter fleet and could adversely affect our business.

The terms of our helicopter lease agreements contain covenants that impose operating and financial limitations on us. Such lease agreements limit, among other things, our ability to utilize helicopters in certain jurisdictions and/or sublease helicopters, and may contain restrictions upon a change of control. A breach of lease covenants could result in an obligation to repay amounts outstanding under the lease. If such an event occurs, we may not be able to pay all amounts due under the leases or refinance such leases on terms satisfactory to us or at all, which could have a material adverse effect on our business, financial condition and results of operations. We have in prior periods entered into discussions with specific lessors for covenant resets, amendments and waivers when we have been anticipated to fail covenant obligations, and in other instances received financial support from our shareholders to avoid covenant breaches. While we do not currently anticipate any breaches, no assurance can be made that we will not in the future, or that we will be successful in negotiating covenant resets, amendments or waivers, as necessary, or that financial support will be available.

Risks Related to Our Business and Industry

Many of the markets in which we operate are highly competitive, which may result in a loss of market share or a decrease in revenue or profit margins.

Many of the markets in which we operate are highly competitive, which could result in a loss of market share or a decrease in revenue or profit margins. Contracting for helicopter services is usually done through a competitive bidding process among those having the necessary equipment and resources. Factors that affect competition in our industry include price, reliability, safety, professional reputation, helicopter availability, equipment and quality of service. We compete against a number of helicopter operators including the other major global commercial helicopter operator, and other local and regional operators. There can be no assurance that our competitors will not be successful in capturing a share of our present or potential customer base. In addition, many oil and gas companies and government agencies to which we provide services have the financial ability to perform their own helicopter flying operations in-house should they elect to do so.

The main MRO competitors to our Heli-One business are the OEMs of helicopters and helicopter components. As such, our main competitors in this industry are also our main parts suppliers and MRO license providers. A conflict with the OEMs could result in our inability to obtain parts and licenses in a timely manner in required quantities and at competitive prices. In addition, the OEMs hold greater inventory of helicopter components, have more extensive operational experience and significantly greater capital resources. These, in turn, could have a material adverse effect on our business, financial condition or results of operations.

We rely on a limited number of large offshore helicopter support contracts with a limited number of customers. If any of these are terminated early or not renewed, our revenues could decline.

We rely on a limited number of large offshore helicopter support contracts with a limited number of customers. For the fiscal year ended April 30, 2014, revenue from Statoil ASA totaling $245.6 million and Petrobras totaling $238.1 million were approximately 14% and 13% of our total revenues respectively. For the fiscal year ended April 30, 2014, our top ten customers accounted for approximately 67% of our total revenues. Many of our contracts contain clauses that allow for early termination by the customer for convenience if exercised, could have a material adverse effect on our business, financial condition or results of operations.

Operating helicopters involves a degree of inherent risk and we are exposed to the risk of losses from safety incidents.

Hazards, such as adverse weather conditions, darkness, collisions and fire are inherent in the provision of helicopter services and can result in personal injury and loss of life, accidents, reduced number of flight hours, severe damage to and destruction of property and equipment and suspension of operations or grounding of helicopters. For example, on October 22, 2012, one of our EC225 helicopters made a controlled water landing in the North Sea with no injuries to crew or passengers. Given that this was the second such event, the first having occurred to another operator in May 2012, all flights of almost all commercial operators worldwide using the same type of helicopter were subsequently suspended for the duration of a lengthy investigation and subsequent corrective action from the manufacturer. In addition, on August 23, 2013, one of our AS332L2 helicopters was involved in a tragic accident in the North Sea, resulting in four fatalities among the 16 passengers and two crew members on board. The cause of the accident is not yet known and full investigations are ongoing. We voluntarily restricted the use of this model of helicopter worldwide for a limited period. As of April 30, 2014, our global fleet of AS332L2 helicopters had returned to commercial operations. In addition to any loss of property or liability associated with helicopter crashes, our revenue, profitability and margins would decline to the extent any of our helicopters were voluntarily or mandatorily grounded. While we seek to mitigate the financial impact of such risks and preserve our rights through commercial and other arrangements with all those involved, when available, these mitigation efforts may not be successful or available for all incidents. Our performance, profitability and margins may fluctuate from period to period as a result of such incidents and our mitigation efforts.

If we are unable to mitigate potential losses through a robust safety management and insurance coverage program, our financial condition would be jeopardized in the event of a safety or other hazardous incident.

We attempt to protect ourselves against potential losses through our safety management system and insurance coverage. However, portions of our insurance coverage are subject to deductibles and maximum coverage amounts, and we do not carry insurance against all types of losses. We cannot ensure that our existing coverage will be sufficient to protect against all losses, that we will be able to maintain our existing coverage in the future or that the premiums will not increase substantially, including potentially, in connection with the AS332L2 accident that occurred in August 2013. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Recent Developments.” Our safety management system may not be effective. In addition, terrorist activity, risk of war, accidents or other events could increase our insurance premiums. Our inability to renew our aviation insurance coverage or the loss, expropriation or confiscation of, or severe damage to, a large number of our helicopters could adversely affect our operations and possibly our financial condition and results of operations. Furthermore, we are not insured for loss of profit, loss of use of our helicopters, business interruption or loss of flight hours. The loss of, or limited availability of, our liability insurance coverage, inadequate coverage from our liability insurance or substantial increases in future premiums could have a material adverse effect on our business, financial condition and results of operations.

Failure to maintain standards of acceptable safety performance could have an adverse impact on our ability to attract and retain customers and could adversely impact our reputation, operations and financial performance.

Our customers consider safety and reliability as the two primary attributes when selecting a provider of helicopter transportation services. If we fail to maintain standards of safety and reliability that are satisfactory to our customers, our ability to retain current customers and attract new customers may be adversely affected. Moreover, helicopter crashes or similar disasters of another helicopter operator could impact customer confidence and lead to a reduction in customer contracts or result in the grounding of our helicopters, particularly if such helicopter crash or disaster were due to a safety fault in a type of helicopter used in our fleet. In addition, the loss of any helicopter as a result of an accident could cause significant adverse publicity and the interruption of air services to our customers, which could adversely impact our reputation, operations and financial results. Our helicopters have been involved in accidents in the past, some of which have included loss of life and property damage.

Negative publicity may adversely impact us.

Media coverage and public statements that insinuate improper actions by us, regardless of their factual accuracy or truthfulness, may result in negative publicity, litigation or governmental investigations by regulators. Addressing negative publicity and any resulting litigation or investigations may distract management, increase costs and divert resources. Negative publicity may have an adverse impact on our reputation and the morale of our employees, which could adversely affect our business, financial condition or results of operations.

Our fixed operating expenses and long-term contracts with customers could adversely affect our business under certain circumstances.

Our profitability is directly related to demand for our helicopter services. Because of the significant expenses related to helicopter financing, crew wages and benefits, lease costs, insurance and maintenance programs, a substantial portion of our operating expenses are fixed and must be paid even when certain helicopters are not actively servicing customers and thereby generating income. A decrease in our revenues could therefore result in a disproportionate decrease in our earnings, as a substantial portion of our operating expenses would remain unchanged. Similarly, the discontinuation of any rebates, discounts or preferential financing terms offered to us by helicopter manufacturers would have the effect of increasing our fixed expenses, and without a corresponding increase in our revenues, would negatively impact our results of operations. We expect our maintenance costs to increase to a level comparative to normal activity as the EC225 has returned to commercial operations. Nonetheless, no assurance can be given that our costs will be comparable on a period to period basis, particularly when incidents may impact our helicopters.

Our long-term helicopter services and Heli-One contracts contain pre-determined price escalation terms and conditions. Although supplier costs and other cost increases are passed through to our customers through rate increases where possible, these escalations may not be sufficient to enable us to recoup increased costs in full. In addition, because many of our contracts are long-term in nature, cost increases may not be adjusted in our contract rates until the contracts are up for renewal. In particular, in our Heli-One business, approximately 28%, 34% and 38% of our third-party Heli-One revenue in the 2012, 2013 and 2014 fiscal years, respectively, was derived from PBH contracts, where the customer pays a ratable monthly charge, typically based on the number of hours flown, for all scheduled and un-scheduled maintenance. It can be difficult to correctly estimate the cost of providing maintenance on a PBH basis. There can be no assurance that we will be able to estimate costs accurately or recover increased costs by passing these costs on to our customers. In the event that we are unable to do so, the profitability of our customer contracts and our business, financial condition and results of operations could be materially and adversely affected.

If we are forced to suspend operations of any of our helicopter models, our business, financial condition and results of operations during any period in which flight operations are suspended could be affected.

We depend on a small number of helicopter manufacturers.

We contract with only four manufacturers of heavy and medium helicopters: Airbus Helicopters (formerly Eurocopter), Sikorsky, AgustaWestland and Bell. These manufacturers have limited availability of helicopters, particularly heavy helicopters, and we have limited alternative sources of new helicopters. If we are unable to acquire new helicopters, continue operating helicopters already in our fleet, or purchase helicopters in the secondary markets, our business would be harmed.

Lead times for delivery of new heavy and medium helicopters are long (currently at least one year and historically as long as two years) and increasing for certain models, and annual production of new heavy and medium helicopters is limited. If any of these helicopter manufacturers faced production delays due to, for example, natural disasters, labor strikes, unavailability of skilled labor or safety issues, we may experience a significant delay in the delivery of previously ordered helicopters. During these periods, we may not be able to obtain additional helicopters with acceptable pricing, delivery dates or other terms. Delivery delays or our inability to obtain acceptable helicopter orders would adversely affect our revenue and profitability and could jeopardize our ability to meet the demands of our customers and execute our growth strategy. Although we have been able to acquire sufficient helicopters to date, a lack of available helicopters or the failure of our suppliers to deliver helicopters we have ordered on a timely basis could limit our ability to take advantage of growth opportunities or jeopardize our ability to meet the demands of our customers. Additionally, lack of availability of new helicopters could result in an increase in prices for certain types of used helicopters.

If any of the helicopter manufacturers we contract with, or the government bodies that regulate them, identify safety issues with helicopter models we currently operate or that we intend to acquire, we may be unable to operate a portion of our fleet or could experience a delay in acquiring new helicopters, both of which would negatively affect our business. For example, in October 2012, one of our EC225 helicopters made a controlled water landing in the North Sea with no injuries to crew or passengers. All flights of all operators using the same type of helicopter were subsequently suspended for the duration of a lengthy investigation and corrective action from the manufacturer. In August 2013, one of our AS332L2 helicopters was involved in an accident in the North Sea, resulting in four fatalities, see “Risks Related to Our Business and Industry—Operating helicopters involves a degree of inherent risk and we are exposed to the risk of losses from safety incidents.” The cause of the August 2013 accident is not yet known. Regulatory investigations and political debate are currently in process or planned in the United Kingdom. The AS332L2 and the EC225 are produced by the same manufacturer, and we operate other helicopter types by this manufacturer (as of April 30 2014, 87 helicopters in total) which total represents approximately 37% of our entire fleet). If it is ever determined that a safety issue exists across one or more model types by the same manufacturer, we may be required to suspend flight operations of a significant and material portion of our fleet.

We depend on a limited number of third-party suppliers for helicopter parts and subcontract services.

We rely on a few key vendors for the supply of parts and subcontract services required to maintain our helicopters. Due to high demand, these vendors could experience backlogs in their manufacturing schedules and some parts may be in limited supply from time to time, which could have an adverse impact upon our ability to maintain and repair our helicopters.

We currently obtain a substantial portion of our helicopter spare parts and components from helicopter manufacturers and maintain supply arrangements with other key suppliers. To the extent that these suppliers also supply parts for helicopters used by the military or other government organizations, parts delivery for our helicopters may be delayed during periods in which there are high levels of military or government operations. Our inability to perform timely maintenance and repairs can result in our helicopters being underutilized which could have an adverse impact on our business, financial condition and results of operations. Furthermore, our operations in remote locations, where delivery of these components and parts could take a significant period of time, could experience delays in our ability to maintain and repair our helicopters. While every effort is made to mitigate the impact of any such delays, this may pose a risk to our results of operations. We do not have an alternative source of supply for parts and components supplied by the main helicopter manufacturers. Failure or significant delay by these vendors in providing necessary parts could, in the absence of alternative sources of supply, have a material adverse effect on our business, including the withholding of payments by customers in certain cases. Due to our dependence on helicopter manufacturers for helicopter parts and components, we may also be subject to adverse impacts from unusually high price increases that are greater than overall inflationary trends. We might not be able to increase our contract rates. An unusually high increase in the price of parts or components that cannot be fully passed on to our customers could have a material adverse effect on our business, financial condition or results of operations.

Our business requires substantial capital expenditures, lease and working capital financing. Any deterioration of current economic conditions could adversely impact our business, financial condition and results of operations and we might be unable to obtain needed capital or financing on satisfactory terms or at all.

Our business requires substantial capital expenditures including significant ongoing investment to purchase or lease new helicopters, refinance existing leases and maintain our existing fleet. To the extent that we do not generate sufficient cash from our operations, we will need to raise additional funds through operating lease financing or other debt financing to execute our growth strategy and make the capital expenditures required to operate our business successfully.

Concerns about a systemic impact of a potential long-term and wide-spread economic recession, increased energy costs, the availability and cost of credit, diminished business and consumer confidence and increased unemployment rates contribute to increased market volatility and diminish expectations for western and emerging economies, including the jurisdictions in which we operate. In particular, the cost of raising money in the credit markets could increase substantially as many lenders and institutional investors, concerned about the stability of the financial markets generally and about the solvency of counterparties, could increase interest rates, enact tighter lending standards and reduce and, in some cases, cease to provide funding, to borrowers. In addition, financial market instability could leave our creditors unable to meet their obligations to us.

Our ability to access capital and bank markets or the availability of lease or other financings may be restricted at a time when we would like to, or need to access capital. Such inability could have an impact on our growth plans or on our flexibility to react to changing economic and business conditions. In addition, our credit facilities and helicopter leases will have maintenance covenants which may need to be renegotiated from time to time, and the financial market instability could have an impact on the lenders’ or lessors’ willingness to renegotiate these covenants on reasonable terms.

We rely on the secondary used helicopter market to dispose of our older helicopters and parts due to our ongoing fleet modernization efforts.

We are dependent upon the secondary used helicopters and parts market to dispose of older models of helicopters as part of our ongoing fleet modernization efforts and any spare helicopter capacity associated with the termination or non-renewal of existing contracts. If we are unable to dispose of our older helicopters and parts due to a lack of demand in the secondary market, our helicopters and parts carrying costs may increase above requirements for our current operations, or we may accept lower selling prices, resulting in losses on disposition. A failure to dispose of helicopters and parts in the secondary market could impair our ability to operate our fleet efficiently and service existing contracts or win new mandates and could have a material adverse effect on our business, financial condition or results of operations.

Our operations are subject to extensive regulations which could increase our costs and adversely affect us.

The helicopter industry is regulated by various laws and regulations in the jurisdictions in which we operate. The scope of such regulation includes infrastructure and operational issues relating to helicopters, maintenance, spare parts and route flying rights as well as safety and security requirements. We cannot fully anticipate all changes that might be made to the laws and regulations to which we are subject nor the possible impact of such changes. These changes could subject us to additional costs and restrictions.

We are subject to governmental regulation that limits foreign ownership of aircraft companies. Based on regulations in various jurisdictions in which we operate, our authorizations, licenses and certificates may be suspended or revoked and we may lose our ability to operate within these regions if certain levels of local ownership are not maintained.

Our ability to conduct our business is dependent on our ability to maintain authorizations, licenses and certificates, which in many jurisdictions require us to subcontract with third-parties to obtain required helicopter operating leases. We are routinely audited to ensure compliance with all flight operation and helicopter maintenance requirements. There can be no assurance that we will pass all such audits. Our failure to pass such audits or any breach of regulations applicable to us could result in fines, adverse publicity or suspension of our helicopters, all of which could have a material adverse effect on our business, financial condition and results of operations, especially if a regulatory breach were to lead to a helicopter crash or accident. Changes in laws or regulations could have a material adverse impact on our cost of operations or revenues from operations.

If we are unable to maintain required government-issued licenses for our operations or if our ownership in our foreign partners exceeds permitted levels, we will be unable to conduct helicopter operations in the applicable jurisdiction, as outlined below.

Europe

Approximately 46% of our revenue for the fiscal year ended April 30, 2014 originated from helicopter flying services provided by subsidiaries of EEA Helicopter Operations B.V., or the EHOB, a Dutch Company 49.9% owned by us. These subsidiaries operate primarily in the United Kingdom, the Netherlands and Ireland (member states of the European Union, or the EU, and Norway (member state of the EEA). To operate helicopters in the EU and EEA, an operator must be licensed by the applicable national Civil Aviation Authority. Under applicable European law, an operator must be “effectively controlled” and “majority owned” by nationals of member states of the EU or the EEA to maintain its license. We believe that the majority shareholder in EHOB is an EU national and therefore these subsidiaries are currently “majority owned” and “effectively controlled” within the meaning of European Union and European Economic Area licensing requirements. Any change in the national status of the majority shareholder in EHOB could affect the licenses of these subsidiaries.

Canada

Our helicopter operations in Canada are conducted through CHC Helicopters Canada Inc., a company in which we hold a minority interest. Our flying operations are regulated by Transport Canada and are conducted under that company’s air operator’s certificate, or AOC. Our ability to conduct our helicopter operating business in Canada is dependent on our ability to maintain our relationship with CHC Helicopters Canada Inc. Our helicopter operations in certain other countries are conducted pursuant to an AOC issued by the Minister of Transport (Canada) under the provisions of the Aeronautics Act (Canada) for approximately 20 helicopters which our wholly owned subsidiary holds pursuant to an exemption until 2015. If we are unable to extend the ministerial exemption pursuant to which this certificate is issued, we will need to obtain licenses and certificates issued by the countries in which we conduct such operations or reach an agreement with CHC Helicopters Canada Inc. and/or customers in such countries to transfer the operations there to CHC Helicopters Canada Inc. We cannot give any assurance that we will be able to extend the ministerial exemption, obtain local licenses and certificates or transfer such operations to CHC Helicopters Canada Inc., either at all or on acceptable terms.

Australia

Civil aviation in Australia is governed by the Civil Aviation Act 1988 (Cwlth) of Australia, and regulations made thereunder. To operate a helicopter in Australia, it must be registered with the Australian Civil Aviation Safety Authority and a Certificate of Airworthiness must be obtained, be valid and be in effect. The operation of a helicopter for a commercial purpose into, out of, or within Australian territory can only be undertaken as authorized by an Air Operators’ Certificate. Our ability to offer our helicopter transportation services in Australia is dependent on maintaining this certificate.

Brazil

Approximately 15% of our revenue for the fiscal year ended April 30, 2014 originated from helicopter flying services provided by a subsidiary of Brazilian Helicopter Holdings S.A., or BHH, a Brazilian Company 60% owned by us. This subsidiary operates in Brazil. To operate helicopters in Brazil, an operator must be licensed by the applicable national Civil Aviation Authority. Under applicable Brazilian law, in order to maintain its license, an operator must be “controlled” by nationals of Brazil and its officers must be Brazilian as well. By “control”, Brazilian aviation legislation refers to holding of at least 80% of operator’s voting shares. We believe that the majority holder of voting shares in BHH is a Brazilian national and therefore this subsidiary is currently “controlled” within the meaning of Brazil licensing requirements. Any change in the national status of the majority shareholder in BHH and/or in the nationality of the officers of this subsidiary could affect the licenses of BHH.

Our helicopter operations in Brazil are conducted through BHS – Brazilian Helicopter Services Táxi Aéreo S.A., the above-mentioned subsidiary of BHH. Our flying operations are regulated by the National Agency for Civil Aviation and are conducted under that company’s AOC. Our ability to conduct our helicopter operating business in Brazil is dependent on our ability to maintain such AOC. If we are unable to keep such AOC, we will be prevented from performing flying operations in Brazil.

Other Countries and Regulations

Our operations in other jurisdictions are regulated to various degrees by the governments of such jurisdictions and must be conducted in compliance with those regulations and, where applicable, in accordance with our air service licenses and AOC. These regulations may require us to obtain a license to operate in that country, may favor local companies or require operating permits that can only be obtained by locally registered companies and may impose other nationality requirements. In such cases, we partner with local persons, but there is no assurance regarding which foreign governmental regulations may be applicable in the future to our helicopter operations and whether we would be able to comply with them.

The revocation of any of the licenses discussed above or the termination of any of the relationships with local parties discussed above could have a material adverse effect on our business, financial condition and results of operations.

Our MRO business, Heli-One, could suffer if licenses issued by the OEMs and/or governmental authorities are not renewed or we cannot obtain additional licenses.

Our MRO business, Heli-One, receives a significant portion of its third-party revenue from activities that require licenses from the OEMs and governmental authorities. The Heli-One business may require additional licenses to grow. We cannot provide any assurance that we will be able to obtain or maintain such licenses from the OEMs and/or governmental authorities on acceptable terms or at all. Furthermore, our MRO business could decline if existing licenses are revoked or cannot be renewed upon the expiration of existing terms.

We derive significant revenue from non-wholly owned variable interest entities. If we are unable to maintain good relations with the other owners of such non-wholly owned entities, our business, financial condition or results of operations could be adversely affected.

Local aviation regulations require us to operate through non-wholly owned entities with local shareholders. We conduct many of our international operations through entities in which we have a minority investment or through strategic alliances with foreign partners. We derive significant amounts of revenue from these entities. For the fiscal year ended April 30, 2014 we derived $1,088.0 million of revenue, representing 61.6% of our total revenue from variable interest entities owned in part by local shareholders. We depend to some extent upon good relations with our local shareholders to ensure profitable operations. These shareholders may have interests that are not always aligned with ours. These shareholders are not required to provide any funding that these entities may require. Furthermore, certain shareholders’ agreements with local shareholders contain call arrangements which allow the local shareholder to elect to purchase our shares and/or require us to bear all of the losses of these entities. The calls are exercisable in certain circumstances, including liquidation and events of default. In the event shareholder disputes arise or we lose our interest in these entities and/or find other local partners, this could negatively impact our revenues and profit sharing from these entities, and could have a material adverse effect on our business, financial condition or results of operations.

Our operations may suffer due to political and economic uncertainty.

Risks associated with some of our operations include political, social and economic instability, war, terrorism and civil disturbances or other events that may limit or disrupt markets, expropriation without fair compensation, requirements to award contracts, concessions or licenses to nationals, international exchange restrictions and currency fluctuations, changing political conditions and monetary policies of foreign governments. Any of these events could materially adversely affect our ability to provide services to our customers. Certain of our helicopter leases and loan agreements impose limitations on our ability, including requiring the prior approval of the lessor or the lender, to locate particular helicopters in certain countries. We cannot provide assurance that these limitations will not affect our ability to allocate resources in the future to meet our operational needs.

Our business in countries with a history of corruption and transactions with foreign governments increases the compliance risks associated with our international activities.

Our international operations could expose us to trade and economic sanctions or other restrictions imposed by the United States or other governments or organizations. The U.S. Department of Justice, or the DOJ, and other federal agencies and authorities have a broad range of civil and criminal penalties at their disposal to impose against corporations and individuals for violations of trading sanctions laws, the Foreign Corrupt Practices Act, or the FCPA, and other federal statutes. Under trading sanctions laws, the government may seek to impose modifications to business practices, including cessation of business activities in sanctioned countries, and modifications to compliance programs, which may increase compliance costs, and could subject us to fines, penalties and other sanctions. If any of the risks described above were to materialize, they could adversely impact our financial condition or results of operations.

These laws also prohibit improper payments or offers of payments to foreign governments and their officials and political parties for the purpose of obtaining or retaining business. We have operations, deal with government entities and have contracts in countries known to experience corruption. Our activities in these countries create the risk of unauthorized payments or offers of payments by one of our employees, consultants, sales agents or associates that could be in violation of various laws including the FCPA, even though these parties are not always subject to our control. Our existing safeguards and procedures might prove to be less than fully effective, and our employees, consultants, sales agents or associates might engage in conduct for which we could be held responsible. Violations of the FCPA could result in severe criminal or civil sanctions, and we could be subject to other liabilities that could negatively affect our business, financial condition or results of operations.

In addition, from time to time, we and our subsidiaries are subject to investigation by various government agencies in the jurisdictions in which we operate. In 2006, we voluntarily disclosed to the U.S. Office of Foreign Asset Control, or the OFAC, that our subsidiary, formerly operating as Schreiner Airways might have violated applicable U.S. laws and regulations by re-exporting to Iran, Sudan, and Libya certain helicopters, related parts, map data, operation and maintenance manuals, and helicopter parts for third-party customers. OFAC’s investigation is ongoing and we continue to fully cooperate. Should the U.S. government determine that these activities violated applicable laws and regulations, we or our subsidiaries could be subject to civil or criminal penalties, including fines and/or suspension of the privilege to engage in trading activities involving goods, software and technology subject to U.S. jurisdiction. At April 30, 2014, it is not possible to determine the outcome of this matter, or the significance, if any, to our business, financial condition or results of operations.

We are subject to extensive environmental, health and safety laws, rules, regulations and ordinances that could have an adverse impact on our business.

We are subject to extensive laws, rules, regulations and ordinances in the various jurisdictions in which we operate relating to pollution and protection of the environment and to human health and safety, including those relating to discharge of noise, emissions to the air, releases or discharges to soil or water, the use, storage and disposal of petroleum and other regulated materials and the remediation of contaminated sites.

Our operations, including helicopter maintenance and helicopter fueling, involve the use, handling, storage and disposal of materials that may be classified as hazardous to human health and safety and to the environment. Laws protecting the environment have become more stringent in recent years and may, in certain circumstances, impose liability for the investigation and cleanup of releases of regulated materials and related environmental damage without regard to negligence or fault. These laws also might expose us to liability for the conduct of, or conditions caused by, others such as historic spills of regulated materials at our facilities, for acts that were in compliance with all applicable laws at the time such acts were performed, and for contamination at third-party sites where substances were sent for off-site treatment or disposal. Additionally, any failure by us to comply with applicable environmental, health and safety or planning laws and regulations could result in governmental authorities or other third parties taking action against our business that could adversely impact our operations and financial condition, including the:

•   issuance of administrative, civil and criminal penalties;

•   denial or revocation of permits or other authorizations;

•   imposition of limitations on our operations; and

•   performance of site investigatory, remedial or other corrective actions.

In addition, changes in laws or regulations protecting the environment may result in changes in the regulation of the offshore oil and gas industry, which in turn could adversely affect us. We cannot predict the likelihood of change to any of these laws or in their enforcement or the impact that any such change, or any discovery of previously unknown conditions, could have on our costs and financial position.

We are subject to many different forms of taxation in various jurisdictions throughout the world, which could lead to disagreements with tax authorities regarding the application of tax laws.

We are subject to many different forms of taxation including, but not limited to, income tax, withholding tax, commodity tax and payroll-related taxes. Tax law and administration is extremely complex and often requires us to make subjective determinations. The tax authorities in the various jurisdictions where we conduct business might not agree with the determinations that are made by us with respect to the application of tax law. Such disagreements could result in lengthy legal disputes and, ultimately, in the payment of substantial funds to the government authorities of foreign and local jurisdictions where we carry on business or provide goods or services, which could have a material adverse effect on our business, financial condition or results of operations.

Our estimate of tax related assets, liabilities, recoveries and expenses incorporates significant assumptions. These assumptions include, but are not limited to, the tax laws in various jurisdictions, the effect of tax treaties between jurisdictions, taxable income projections, and the benefits of various restructuring plans. To the extent that such assumptions differ from actual results, we may have to record additional income tax expenses and liabilities.

We are exposed to foreign currency risks.

Our consolidated financial statements are presented in U.S. dollars. However, a significant portion of our revenue and operating expenses are denominated in currencies consisting primarily of Pound Sterling, Canadian Dollars, Norwegian Kroner, Australian Dollars and the Euro. The functional currencies of many of our subsidiaries are non-U.S. currencies. There can be no assurances that our foreign currency risk management strategies will be effective and that foreign currency fluctuations will not adversely affect our results of operations and financial condition.

Our failure to hedge exposure to fluctuations in foreign currency exchange rates effectively could unfavorably affect our financial performance.

We currently utilize derivative instruments to hedge our exposure to fluctuations in certain foreign currency exchange rates. These instruments may involve elements of market risk in excess of the amounts recognized in our consolidated financial statements. Further, our financial results from operations of our subsidiaries which incur revenue and operating expenses in currencies other than U.S. dollars may be negatively affected if we fail to execute or if we improperly hedge our exposure to currency fluctuations.

We are exposed to credit risks.

We are exposed to credit risk on our financial investments which depends on the ability of our counterparties to fulfill their obligations to us. We manage credit risk by entering into arrangements with established counterparties and through the establishment of credit policies and limits, which are applied in the selection of counterparties.

Credit risk on financial instruments arises from the potential for counterparties to default on their contractual obligations and is limited to those contracts on which we would incur a loss in replacing the instrument. We limit our credit risk by dealing only with counterparties that possess investment grade credit ratings and monitor our concentration risk with counterparties on an ongoing basis. The carrying amount of financial assets represents the maximum credit exposure for financial assets.

Credit risk arises on our trade receivables from the unexpected loss in cash and earnings when a customer cannot meet its obligation to us or when the value of security provided declines. To mitigate trade credit risk, we have developed credit policies that include the review, approval and monitoring of new customers, annual credit evaluations and credit limits. There can be no assurance that our risk mitigation strategies will be effective and that credit risk will not adversely affect our financial condition and results of operations.

Our customers may seek to shift risk to us.

We give to and receive from our customers indemnities relating to damages caused or sustained by us in connection with our operations. Our customers’ changing views on risk allocation could cause us to accept greater risk to win new business or could result in us losing business if we are not prepared to take such risks. To the extent that we accept such additional risk, and seek to insure against it, our insurance premiums could rise.

Our operations are largely dependent upon the level of activity in the oil and gas industry.

To varying degrees, activity levels in the oil and gas industry are affected by long-term trends in oil and gas prices. Historically, the prices for oil and gas have been volatile and subject to wide fluctuations in response to changes in the supply of and demand for oil and gas, market uncertainty and a variety of additional factors beyond our control, such as:

•   actions of the Organization of Petroleum Exporting Countries and other oil producing countries to control prices or change production levels;

•   general economic and political conditions, both worldwide and in the regions in which we operate;

•   governmental regulation and policy;

•   the price and availability of alternative fuels;

•   advances in exploration, development and production technology; and

•   the effects of hostilities or instability in oil-producing countries or the regions in which they are located.

We cannot predict future oil and gas price movements. Any prolonged reduction in oil and gas prices could depress the level of helicopter activity in support of exploration and, to a lesser extent, production activity and, therefore have a material adverse effect on our business, financial condition and results of operations. For the fiscal year ended April 30, 2014, revenue generated by helicopter transportation services for the oil and gas industry was approximately 83% of our total revenues.

Additionally, an increase in onshore fracking, which generally does not require use of our helicopter services, could have an adverse effect on our operations. If onshore fracking were to meaningfully increase in the international markets in which we operate, and if it were to drive a meaningful increase in the supply of hydrocarbons available to the markets we serve, it could potentially adversely impact the level of activity in our offshore oil and gas markets and the demand for our helicopter services.

Our customers are primarily in the oil and gas industry and, as a result, changes in economic and industry conditions could expose us to additional credit risk.

The majority of our customers are engaged in oil and gas production, exploration and development. For the fiscal year ended April 30, 2014, revenue generated by helicopter transportation services from oil and gas customers represented approximately 83% of our total revenues. This concentration could impact the overall exposure to credit risk because changes in economic and industry conditions that adversely affect the oil and gas industry could affect the majority of our customers. We generally do not require letters of credit or other collateral to support our trade receivables. Accordingly, a sudden or protracted downturn in the economic condition of the oil and gas industry could adversely impact our ability to collect our receivables and thus impact our business, financial condition or results of operations.

We are highly dependent upon the level of activity in the North Sea, which is a mature exploration and production region.

For the fiscal year ended April 30, 2014, approximately 54% of our gross revenue was derived from services provided to customers operating in the North Sea. The North Sea is a mature exploration and production region that has undergone substantial seismic survey and exploration activity for many years. Because a large number of oil and gas properties in this region have already been drilled, additional prospects of sufficient size and quality could be more difficult to identify. Generally, the production from these drilled oil and gas properties is declining. In the future, production could decline to the point that such properties are no longer economical to operate, in which case, our services with respect to such properties will no longer be needed. Oil and gas companies might not identify sufficient additional drilling sites to replace those that become depleted or cease to be economically viable. If activity in oil and gas exploration, development and production in the North Sea materially declines, our business, financial condition and results of operations could be materially and adversely affected. We cannot predict the levels of activity in this or any other geographic area.

If oil and gas companies undertake cost reduction methods, there may be an adverse effect on our business.

Oil and gas companies engaged in the production, exploration and development sector continually seek to implement measures aimed at reducing costs, including the cost of helicopter support operations. For example, oil and gas companies in some circumstances have reduced manning levels on both old and new platforms, rigs and other installations by using new technology to permit unmanned operations, which could increase the length of offshore shifts and reduce the frequency of transportation of employees. The implementation of such measures could reduce the demand for helicopter transportation services and have a material adverse effect on our business, financial condition and results of operations.

Reductions in spending on helicopter services by government agencies could lead to modifications of SAR and EMS contract terms or delays in receiving payments, which could adversely impact our business, financial condition and results of operations.

We receive significant revenue from government agencies in Ireland, the United Kingdom and Australia. Any reductions in the budgets of government agencies for spending on helicopter services, implementations of cost savings measures by government agencies, imposed modifications of contract term or delays in collecting receivables owed to us by our government agency customers or loss of contracts could have an adverse effect on our business, financial condition and results of operations.

In addition, there are inherent risks in contracting with government agencies. Applicable laws and regulations in the countries in which we operate may enable our government agency customers to (i) terminate contracts for convenience, (ii) reduce, modify or cancel contracts or subcontracts if requirements or budgetary constraints change and/or (iii) terminate contracts or adjust their terms.

Failure to develop or implement new technologies and disruption to our systems could affect our results of operations.

Many of the helicopters we operate are characterized by changing technology, introductions and enhancements of models of helicopters and services and shifting customer demands, including technology preferences. Our future growth and financial performance will depend in part upon our ability to develop market and integrate new services and to accommodate the latest technological advances and customer preferences. In addition, the introduction of new technologies or services that compete with our services could result in our revenues decreasing over time. If we are unable to upgrade our operations or fleet with the latest technological advances in a timely manner, or at all, our business, financial condition and results of operations could suffer. Any disruption to computers, communication systems or other technical equipment used by us and our fleet could significantly impair our ability to operate our business efficiently and could have a material adverse effect on our business, financial condition or results of operations.

We rely on information technology, and if we are unable to protect against service interruptions, data corruption, cyber-based attacks or network security breaches, our operations could be disrupted and our business could be negatively affected.

We rely on information technology networks and systems to process, transmit and store electronic and financial information; to coordinate our business across our global operation bases; and to communicate within our company and with customers, suppliers, partners and other third-parties. These information technology systems, including the system at our global operations center in Irving, Texas may be susceptible to damage, disruptions or shutdowns, hardware or software failures, power outages, computer viruses, cyber attacks, telecommunication failures, user errors or catastrophic events. If our information technology systems suffer severe damage, disruption or shutdown, and our business continuity plans do not effectively resolve the issues in a timely manner, our operations could be disrupted and our business could be negatively affected. In addition, cyber attacks could lead to potential unauthorized access and disclosure of confidential information, and data loss and corruption. There is no assurance that we will not experience these service interruptions or cyber attacks in the future.

Assimilating any future material acquisitions into our company may strain our resources and have an adverse effect on our business.

The assimilation of any future material acquisitions we may make will require substantial time, effort, attention and dedication of management resources and may distract management from ordinary operations. The transition process could create a number of potential challenges and adverse consequences, including the possible unexpected loss of key employees, customers or suppliers, a possible loss of revenues or an increase in operating or other costs. Inefficiencies and difficulties may arise because of unfamiliarity with new assets and the business associated with them, new geographic areas and new regulatory systems. These types of challenges and uncertainties could have a material adverse effect on our business, financial condition and results of operations. We may not be able to effectively manage the combined operations and assets or realize any of the anticipated benefits of future material acquisitions.

The loss of key personnel could affect our growth and future success.

Loss of the services of key management personnel at our corporate and regional headquarters without being able to attract personnel of equal ability could have a material adverse effect upon us.

Our ability to attract and retain qualified pilots, mechanics, technicians and other highly-trained personnel is an important factor in determining our future success. The market for these experienced and highly trained personnel is competitive and may become more competitive. Accordingly, we cannot be assured that we will be successful in our efforts to attract and retain such personnel in the future. A limited supply of qualified applicants may contribute to wage increases that increase the related costs to us. Our failure to attract and retain qualified personnel could have a material adverse effect on our business, financial condition or results of operations.

Labor problems could adversely affect us.

Certain of our employees in the United Kingdom, Ireland, the Netherlands, Norway, Brazil, Canada and Australia (collectively, approximately 70% of our employees as of April 30, 2014) are represented under collective bargaining or union agreements. Any disputes over the terms of these agreements or our potential inability to negotiate acceptable contracts with the unions that represent our employees could result in strikes, work stoppages or other slowdowns by the affected workers. Periodically, certain groups of our employees who are not covered under a collective bargaining agreement consider entering into such an agreement.

If our unionized workers engage in a strike, work stoppage or other slowdown, other employees elect to become unionized, existing labor agreements are renegotiated, or future labor agreements contain terms that are unfavorable to us, we could experience a disruption of our operations or higher ongoing labor costs, which could adversely affect our business, financial condition or results of operations.

If the assets in our defined benefit pension plans are not sufficient to meet the plans’ obligations, we could be required to make substantial cash contributions and our liquidity could be adversely affected.

We sponsor funded and unfunded defined benefit pension plans for our employees principally in Canada, the United Kingdom, the Netherlands and Norway. As of April 30, 2014, there was a $76.6 million funding deficit related to our various defined benefit pension plans which require ongoing funding by us.

Our estimate of liabilities and expenses for pensions incorporates significant assumptions, including the interest rate used to discount future liabilities and expected long-term rates of return on plan assets. Our pension contributions and expenses, results of operations, liquidity or shareholders’ equity in a particular period could be materially adversely affected by market returns that are less than the plans’ expected long-term rates of return, a decline in the rate used to discount future liabilities and changes in the currency exchange rates. If the assets of our pension plans do not achieve expected investment returns for a fiscal year, such deficiency may result in increases in pension expense. Changing economic conditions, poor pension investment returns or other factors may require us to make substantial cash contributions to the pension plans in the future, preventing the use of such cash for other purposes and adversely affecting our liquidity.

Adverse results of legal proceedings could materially and adversely affect our business, financial condition or results of operations.

We are subject to and may in the future be subject to a variety of legal proceedings and claims that arise out of the ordinary conduct of our business. Results of legal proceedings cannot be predicted with certainty. Irrespective of its merits, litigation may be both lengthy and disruptive to our operations and could cause significant expenditure and diversion of management attention. We may be faced with significant monetary damages or injunctive relief against us that could materially adversely affect a portion of our business operations or materially and adversely affect our business, financial condition or results of operations should we fail to prevail in certain matters.

In the event we are or become treated as a passive foreign investment company, or PFIC, for U.S. federal income tax purposes, our U.S. shareholders could be subject to adverse U.S. federal income tax consequences.

In the event we are or become a PFIC, U.S. Holders (as defined below) of our ordinary shares could be subject to adverse U.S. federal income tax consequences. These consequences include the following: (i) if our ordinary shares are “marketable stock” for purposes of the PFIC rules and a U.S. Holder makes a mark-to-market election with respect to its ordinary shares, the U.S. Holder will be required to include annually in its U.S. federal taxable income an amount reflecting any year-end increase in the value of its ordinary shares, (ii) if a U.S. Holder does not make a mark-to-market election, it may incur significant additional U.S. federal income taxes on income resulting from certain distributions on, or any gain from the disposition of, our ordinary shares, as such income generally would be allocated over the U.S. Holder’s holding period for its ordinary shares and subject to tax at the highest rates of U.S. federal income taxation in effect for such years, with an interest charge then imposed on the deferral of the resulting taxes with respect to such income, and (iii) dividends paid by us would not be eligible for reduced individual rates of U.S. federal income taxation in any year in which we are treated as a PFIC and in any year immediately following a year in which we are treated as a PFIC. In addition, U.S. Holders that own an interest in a PFIC are required to file additional U.S. federal tax information returns under guidance that has yet to be finalized. A U.S. Holder may not make a mark-to-market election with respect to any of our subsidiaries that are PFICs to mitigate the adverse tax consequences applicable under the PFIC rules attributable to any such subsidiary.

The classification of our gross operating income as income from services, which should not be considered passive income for purposes of the PFIC income test, or rents, which could be passive income for that purpose, is a facts and circumstances determination that takes into consideration many factors and the weight that should be given to each factor and is currently subject to significant uncertainty under the U.S. federal income tax law. We believe that our gross operating income should be classified principally as income from services and not from rents, and that, accordingly, we should not be a PFIC under the PFIC income test. Nevertheless, there can be no assurance that the Internal Revenue Service, or IRS, will agree with our conclusion and that the IRS would not successfully challenge our position. Accordingly, there can be no assurance that we are not currently a PFIC and that we will not be a PFIC in the future under the PFIC income test.

The term “U.S. Holder” means a beneficial owner of the ordinary shares that is, for U.S. federal income tax purposes, (1) an individual who is a citizen or resident of the United States, (2) a corporation (or entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate the income of which is subject to U.S. federal income tax regardless of its source or (4) a trust (x) with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons have the authority to control all of its substantial decisions or (y) that has elected under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes.

Risks Related to Our Ownership Structure

We are controlled by our financial sponsor, which might have interests that conflict with ours or the interests of our other shareholders.

We are controlled by First Reserve, which can determine the outcome of matters to be decided by our shareholders. Circumstances may occur in which the interests of First Reserve could be in conflict with our interests or the interests of our other shareholders. For example, First Reserve is in the business of making investments in companies and might from time to time in the future acquire interests in businesses that directly or indirectly compete with certain portions of our business or that are suppliers or customers of ours. Further, if First Reserve pursues such acquisitions or makes further investments in our industry, those acquisitions and investment opportunities might not be available to us. So long as First Reserve continues to directly or indirectly own a significant amount of our equity, even if such amount is less than 50%, it will continue to be able to influence our decisions. In addition, this concentration of ownership could have the effect of delaying, preventing or deterring a change of control of our company, could deprive shareholders of an opportunity to receive a premium for their ordinary shares as part of a sale of our company and might ultimately affect the market price of our ordinary shares.

We are a “controlled company” within the meaning of the NYSE rules and, as a result, qualify for, and intend to rely on, exemptions from certain corporate governance requirements. You will not have the same protections afforded to shareholders of companies that are subject to such requirements.

Funds affiliated with First Reserve continue to beneficially own a majority of the voting power of our ordinary shares eligible to vote in the election of our directors. As a result, we are a “controlled company” within the meaning of the corporate governance standards of the NYSE. Under these rules, a company of which more than 50% of the voting power in the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirements that, within one year of the date of the listing of our ordinary shares:

•   we have a board of directors that is comprised of a majority of “independent directors,” as defined under the rules of the NYSE;

•   we have a compensation committee that is comprised entirely of independent directors; and

•   we have a nominating and corporate governance committee that is comprised entirely of independent directors.

A majority of the directors on our board of directors are not independent. In addition, the compensation committee and the corporate governance committee of our board of directors do not consist entirely of independent directors or are subject to annual performance evaluations. Accordingly, you will not have the same protections afforded to shareholders of companies that are subject to all of the corporate governance requirements of the NYSE. Finally, we have a classified board with terms of three years.

Risks Related to the Ownership of Our Ordinary Shares

There may be sales of a substantial amount of our ordinary shares by our current shareholders, and these sales could cause the price of our ordinary shares to fall

First Reserve owns a majority indirect economic and voting interest in us. Sales of substantial amounts of our ordinary shares in the public market, including by us or First Reserve or the perception that such sales will occur, could adversely affect the market price of our ordinary shares and make it difficult for us to raise funds through securities offerings in the future.

The market price of our ordinary shares may be volatile, which could cause the value of your investment to decline.

The trading price of our ordinary shares could be subject to wide fluctuations in price in response to various factors, some of which are beyond our control. These factors include:

•   the extent to which a trading market will develop or how liquid that market might become;

•   changes in financial estimates, including our ability to meet our future revenue and operating profit or loss projections;

•   fluctuations in our operating results or those of our competitors;

•   fluctuations in the economic performance or market valuations of companies perceived by investors to be comparable to us;

•   fluctuations in worldwide prices of and demand for oil and natural gas;

•   economic developments in the offshore oil and gas industry as a whole;

•   general economic conditions and slow or negative growth of related markets;

•   announcements by us or our competitors of acquisitions, new products, significant contracts or orders, commercial relationships or capital commitments;

•   the existence of operating risks inherent in our business, including the possibility of declining safety performance;

•   commencement of or our involvement in litigation;

•   disruption to our operations;

•   our ability to maintain our fleet of helicopters;

•   any major change in our board of directors or management;

•   political or social conditions in the markets where we operate;

•   changes in governmental regulations;

•   changes in foreign exchange rates and controls; and

•   changes in earnings estimates or recommendations by securities analysts.

In addition, the stock market in general, and the market for providers of helicopter services to the worldwide offshore oil and gas industry in particular, have experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of those companies. These broad market and industry factors may cause the market price of our ordinary shares to decrease, regardless of our actual operating performance. These trading price fluctuations could also make it more difficult for us to use our ordinary shares as a means to make acquisitions or to use options to purchase our ordinary shares to attract and retain employees. In addition, in the past, following periods of volatility in the overall market and the market price of a company’s securities, securities class action litigation has often been instituted against these companies. Any such litigation, if instituted against us, could result in substantial costs and a diversion of our management’s attention and resources.

We are a holding company and, accordingly, are dependent upon distributions from our subsidiaries to generate the funds necessary to meet our financial obligations and pay dividends.

We are a holding company and have no business operations of our own. We have no independent means of generating revenue. As a result, we are dependent on loans, dividends and other payments from our subsidiaries to generate the funds necessary to pay our expenses and to pay any cash dividends. There can be no assurance that our subsidiaries will generate sufficient cash flow to dividend or distribute funds to us or that applicable laws, their operating documents and contractual restrictions, including negative covenants in our or their debt instruments, will permit such dividends or distributions. Our debt instruments currently restrict the ability of our subsidiaries to pay dividends or make distributions to us.

The requirements of being a public company may strain our resources and distract our management.

As a public company, we are be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and requirements of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act. These requirements may place a strain on our systems and resources. The Exchange Act requires that we file annual and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting. To maintain and improve the effectiveness of our disclosure controls and procedures and internal controls, we will need to commit significant resources, hire additional staff and provide additional management oversight. We will be implementing additional procedures and processes for the purpose of addressing the standards and requirements applicable to public companies. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on our business, financial condition and results of operations. We expect to incur significant additional annual expenses related to these steps and, among other things, additional directors’ and officers’ liability insurance, director fees, reporting requirements, transfer agent fees, hiring additional accounting, legal and administrative personnel, increased auditing and legal fees and similar expenses.

Our internal controls may not meet all of the standards contemplated by Section 404 of the Sarbanes-Oxley Act. Failure to achieve and maintain effective internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act could have a material adverse effect on our business and ordinary share price.

Our internal control over financial reporting currently may not meet the standards contemplated by Section 404 of the Sarbanes-Oxley Act that we will eventually be required to meet. If we are not able to complete our assessment of internal controls over financial reporting accordance with the requirements of Section 404 in a timely manner or with adequate compliance, our independent registered public accounting firm might not be able to certify as to their adequacy.

Matters affecting our internal control might cause us to be unable to report our financial information on a timely basis and thereby subject us to adverse regulatory consequences, including sanctions by the SEC or violations of applicable stock exchange listing rules, which could result in a breach of the covenants under our financing arrangements. There also could be a negative reaction in the financial markets due to a loss of investor confidence in us and the reliability of our financial statements. Confidence in the reliability of our financial statements also could suffer if we or our independent registered public accounting firm were to report a material weakness in our internal control over financial reporting. This could materially adversely affect us and lead to a decline in the price of our ordinary shares.

If securities analysts or industry analysts downgrade our ordinary shares, publish negative research or reports or fail to publish reports about our business, our share price and trading volume could decline.

The trading market for our ordinary shares will be influenced by the research and reports that industry or securities analysts publish about us, our business and our market. If one or more analysts adversely change their recommendation regarding our stock or our competitors’ stock, our share price would likely decline. If one or more analysts cease coverage of us or fail to publish reports on us regularly, we could lose visibility in the financial markets which in turn could cause our share price or trading volume to decline.

Our actual operating results may differ significantly from our guidance and investor expectations, which would likely cause our share price to decline.

From time to time, we may release guidance in our earnings releases, earnings conference calls or otherwise, regarding our future performance that represent our management’s estimates as of the date of release. If given, this guidance, which will include forward-looking statements, will be based on projections prepared by our management. Projections are based upon a number of assumptions and estimates that, while presented with numerical specificity, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. The principal reason that we expect to release guidance is to provide a basis for our management to discuss our business outlook with analysts and investors. With or without our guidance, analysts and other investors may publish expectations regarding our business, financial performance and results of operations. We do not accept any responsibility for any projections or reports published by any such third persons.

Guidance is necessarily speculative in nature, and it can be expected that some or all of the assumptions of the guidance furnished by us will not materialize or will vary significantly from actual results. If our actual performance does not meet or exceed our guidance or investor expectations, the trading price of our ordinary shares is likely to decline.

Provisions of our articles of association and Cayman Islands corporate law may discourage or prevent an acquisition of us which could adversely affect the value of our ordinary shares.

Provisions of our memorandum and articles of association and Cayman Islands law may have the effect of delaying or preventing a change of control or changes in our management. Our memorandum and articles of association contain provisions that:

•   permit our board of directors to issue, without any further vote or action by our shareholders, preferred shares in one or more series and, with respect to each series, to fix the number of shares constituting the series and the designation of the series, the voting powers (if any) of the shares of such series, and the preferences and other special rights, if any, and any qualifications, limitations or restrictions, of the shares of the series; and

•   provide for our board of directors to be a classified board.

The foregoing provisions may impose various impediments to the ability of a third-party to acquire control of us, even if a change of control would be beneficial to our existing shareholders.

Our organizational documents contain a variety of anti-takeover provisions that could delay, deter or prevent a change in control.

Various provisions of our organizational documents and Cayman Islands law may delay, deter or prevent a change in control of us that is not approved by our board of directors. These provisions include:

•   a classified board of directors;

•   a requirement that annual general meetings of shareholders be called by only a majority of the board of directors or by the Chairman of the board of directors or in the case of extraordinary general meetings, by a majority of the board of directors, by the Chairman of the board of directors or by shareholders holding not less than a majority of our shares then outstanding;

•   advance notice requirements for shareholder proposals and nominations;

•   limitations on the ability of shareholders to amend, alter or repeal our organizational documents; and

•   the authority of the board of directors to issue preferred shares with such terms as the board of directors may determine.

Shareholder rights under Cayman Islands law may differ materially from shareholder rights in the United States, which could adversely affect the ability of us and our shareholders to protect our and their interests.

We are a company incorporated under the laws of the Cayman Islands. Our corporate affairs are governed by our memorandum and articles of association, as amended and restated from time to time, by the Companies Law (as revised) of the Cayman Islands and the common law of the Cayman Islands. The rights of shareholders to take action against the directors, actions by minority shareholders and the fiduciary responsibilities of our directors to us under Cayman Islands law are to a large extent governed by the common law of the Cayman Islands. The common law of the Cayman Islands is derived in part from comparatively limited judicial precedent in the Cayman Islands, as well as from English common law, the decisions of whose courts are of persuasive authority but are not binding on a court in the Cayman Islands. In particular, some jurisdictions, such as the state of Delaware, have more fully developed and judicially interpreted bodies of corporate laws. Moreover, we could be involved in a corporate combination in which dissenting shareholders would have no rights comparable to appraisal rights that would otherwise ordinarily be available to dissenting shareholders of United States corporations. Also, our Cayman Islands counsel is not aware of a significant number of reported class actions having been brought in Cayman Islands courts. Such actions are ordinarily available in respect of United States corporations in U.S. courts. Finally, Cayman Islands companies might not have standing to initiate shareholder derivative actions before the federal courts of the United States. As a result, our public shareholders could face different considerations in protecting their interests in actions against our management, directors or financial sponsor than would shareholders of a corporation incorporated in a jurisdiction in the United States, and our ability to protect our interests may be limited if we are harmed in a manner that would otherwise enable us to sue in a United States federal court.

As a holder of the ordinary shares, you might have difficulty obtaining or enforcing a judgment against us because we are incorporated under the laws of the Cayman Islands.

Because we are a Cayman Islands company, there is uncertainty as to whether the Grand Court of the Cayman Islands would recognize or enforce judgments of United States courts obtained against us predicated upon the civil liability provisions of the securities laws of the United States or any state thereof, or be competent to hear original actions brought in the Cayman Islands against us predicated upon the securities laws of the United States or any state thereof.

Our financial sponsor may compete with us, and our memorandum and articles of association contain a provision that expressly permits our non-employee directors to compete with us.

First Reserve may compete with us for investments in our business. There is no assurance that any conflicts of interest created by such competition will be resolved in our favor. Moreover, First Reserve is in the business of making investments in companies and acquires and holds interests in businesses that compete directly or indirectly with us. Our memorandum and articles of association, as amended (or our articles of association), will provide that, to the maximum extent permitted from time to time by Cayman Islands law, we renounce any interest or expectancy that we have in, or any right to be offered an opportunity to participate in, any business opportunities that are from time to time presented to our directors or their affiliates, other than to those directors who are employed by us or our subsidiaries, unless the business opportunity is expressly offered to such person in his or her capacity as a director of the Company, and none of First Reserve or its affiliates, or any director who is not employed by us or any of his or her affiliates, will have any duty to refrain from engaging, directly or indirectly, in the same business activities or similar business activities or lines of business in which we or our affiliates engage or propose to engage or to refrain from otherwise competing with us or our affiliates. First Reserve also may pursue acquisition opportunities that may be complementary to our business, and, as a result, those acquisition opportunities might not be available to us.

Our articles of association also provide that any director, officer, committee member or agent of both the Company and a member of First Reserve group (or an Identified Person), First Reserve or any non-employee director taking, developing, offering or transferring to another person or entity, any potential transaction, business or investment opportunity that has been renounced by the Company shall not constitute an act or omission committed in bad faith or as the result of active or deliberate dishonesty, and any benefit received, directly or indirectly, by First Reserve, an Identified Person or any non-employee director as the result of any such potential transaction, business or investment opportunity shall not constitute receipt of an improper benefit, or an improper personal benefit, in money, property, services or otherwise.

Our articles of association provide that, to the maximum extent permitted from time to time by Cayman Islands law, each of our non-employee directors (including those designated by First Reserve) may:

•   acquire, hold and dispose of ordinary shares for his or her own account or for the account of others, and exercise all of the rights of a shareholder to the same extent and in the same manner as if he or she were not our director; and

•    in his or her personal capacity or in his or her capacity as a director, officer, trustee, shareholder, partner, member, equity owner, manager, advisor or employee of any other person, have business interests and engage in business activities that are similar to ours, compete with us or involve a business opportunity that we could seize and develop.

Our articles of association also provide that, to the maximum extent permitted from time to time by Cayman Islands law, in the event that First Reserve or any non-employee director acquires knowledge of a potential transaction or other business opportunity, such person will have no duty to communicate or offer such transaction or business opportunity to us or any of our affiliates and may take any such opportunity for itself, himself or herself or offer it to another person or entity unless the business opportunity is expressly offered to such person in his or her capacity as our director. These provisions may limit our ability to pursue business or investment opportunities that we might otherwise have had the opportunity to pursue, which could have an adverse effect on our financial condition, our results of operations, our cash flow, the per share trading price of our ordinary shares and our ability to satisfy our debt service obligations.

Our financial sponsor that controls us also controls an entity that leases helicopters to us.

Certain funds affiliated with First Reserve, our controlling shareholder, hold approximately 100% of the equity interests in Hover SE Leasing, or Hover, which indirectly owns a minority interest in 31 helicopters. Through Hover, First Reserve leases such helicopters to us pursuant to long-term leases ranging in duration between eight and ten years. For the fiscal year ended April 30, 2014, the total operating lease expense in connection with such leases was $50.4 million.

Item 1B. Unresolved staff comments

None.

Item 2. Properties

We currently operate through a network of approximately 70 bases in approximately 30 countries worldwide, using facilities that include hangars, supply and service centers, engineering support facilities and offices. In Norway, the United Kingdom, the Netherlands and Australia, we generally own the hangars we use in our helicopter operations, which are located primarily on leased airport land. We typically lease supply and service centers, engineering support facilities and offices from third parties.

The principal properties from which we now conduct our operations are:

			Owned or Leased
Location	Operations	Buildings (Sq. Feet)	Land	Buildings
Richmond, British Columbia, Canada	Headquarters of Heli-One Canada Inc.	80,000	Leased	Owned
Delta, British Columbia, Canada	Headquarters for Heli-One Segment	240,000	Leased	Leased
Aberdeen, Scotland	Headquarters for the Western North Sea region	42,000	Leased	Leased
	Terminal Building	25,000	Leased	Owned
Stavanger, Norway	Headquarters for the Eastern North Sea region	199,000	Leased	Owned
	Heli-One Norway Headquarters	179,000	Leased	Owned
Fort Collins, Colorado	Heli-One American Support, LLC	80,000	Leased	Leased
Hoofddorp, The Netherlands	Global distribution center in the AEA region	31,000	Leased	Leased
Bergen, Norway	Eastern North Sea; Hangar	66,000	Leased	Owned
Den Helder, The Netherlands	Western North Sea; Hangar	56,000	Owned	Owned
Perth, Australia	Headquarters for the Asia Pacific region	7,400	Leased	Leased
Irving, Texas	CHC Operations Center	26,900	Leased	Leased
Rzeszow, Poland	Heli-One (Poland)	65,000	Leased	Owned
Cabo Frio, Brazil	Brazil, Helicopter Services	70,000	Leased	Owned

Additional information about our property commitments and about our property and equipment by geographic area can be found in Notes 23 and 25 respectively in our annual consolidated financial statements for the years ended April 30, 2012, 2013 and 2014 elsewhere in this Annual Report on Form 10-K.

Item 3. Legal proceedings

One or more of our subsidiaries are, from time to time, named as defendants in lawsuits arising in the ordinary course of our business. Such disputes may involve, for example, breach of contract, employment, wrongful termination and tort claims. We maintain adequate insurance coverage to respond to most claims. We cannot predict the outcome of any such lawsuits with certainty, but our management team does not expect the outcome of pending or threatened legal matters to have a material adverse impact on our financial condition.

In addition, from time to time, we or our subsidiaries are involved in tax and other disputes with various government agencies. The following summarizes such presently pending disputes:

In 2006, we voluntarily disclosed to OFAC that several of our subsidiaries formerly operating as Schreiner Airways may have violated applicable US laws and regulations by re-exporting to Iran, Sudan, and Libya certain helicopters, related parts, map data, operation and maintenance manuals, and aircraft parts for third-party customers. OFAC’s investigation is ongoing and we continue to fully cooperate. Should the US government determine that these activities violated applicable laws and regulations, we or our subsidiaries may be subject to civil or criminal penalties, including fines and/or suspension of the privilege to engage in trading activities involving goods, software and technology subject to the US jurisdiction. At this time, it is not possible to determine the outcome of this matter, or the significance, if any, to our business, financial condition and result of operations.

Brazilian customs authorities seized one of our helicopters (customs value of $10.0 million) as a result of allegations that we violated Brazilian customs law by failing to ensure our customs agent and the customs agent’s third-party shipping company followed approved routing of the helicopter during transport. We secured release of the helicopter and are disputing through a civil action any claim for penalties associated with the seizure and the alleged violation. We have preserved our rights by filing a civil action against our customs agent for any losses that may result. At this time, it is not possible to determine the outcome of this matter or the significance, if any, to our business, financial condition and result of operations.

Our Brazilian subsidiary is disputing claims from the Brazilian tax authorities that it was not entitled to certain credits in 2004 and 2007. The tax authorities are seeking up to $4.8 million in additional taxes plus interest and penalties. We believe that based on our interpretation of tax legislation and well established aviation industry practice we are in compliance with all applicable tax legislation and plan to defend this claim vigorously. At this time, it is not possible to determine the outcome of this matter or the significance, if any, to our business, financial condition and result of operations.

Our Brazilian subsidiary is also disputing assessments from the municipal governments in Macae and Cabo Frio related to cross-border flights and invoicing. The municipalities are seeking up to $5.0 million in taxes and penalties. We do not believe the Company is liable for these amounts and will continue to dispute these assessments through administrative and judicial processes. At this time, it is not possible to determine the outcome of this matter or the significance, if any, to our business, financial condition and result of operations.

In the United Kingdom, the Ministry for Transport is investigating potential wrongdoing involving two ex-employees in conjunction with the SAR-H bid award processes. This arose from our self-reporting potential improprieties by these individuals upon their discovery in 2010. The SAR-H bid process was subsequently canceled. We will continue to cooperate in all aspects of the investigation. At this time, it is not possible to determine the outcome of this matter or the significance, if any, to our business, financial condition and result of operations.

Item 4. Mine Safety Disclosures

Not applicable.

PART II

Item 5. Market for registrant’s common equity, related stockholder matters and issuer purchases of equity securities

Market Information

Our ordinary shares, $0.0001 par value per share, have been trading on the New York Stock Exchange since January 17, 2014, under the symbol “HELI.”

Holders of Record

As of July 8, 2014 there were approximately 16 holders of record of our ordinary shares. Because many of our ordinary shares are held by brokers and other institutions on behalf of shareholders, we are unable to estimate the total number of shareholders represented by these record holders.

Price Range of Our Ordinary Shares

The following table sets forth the reported high and low sales closing prices of our ordinary shares for the third and fourth quarters of our fiscal year ended April 30, 2014 from the date of our initial public offering, January 17, 2014, through April 30, 2014, as quoted on the New York Stock Exchange:

Fiscal Year Ended April 30, 2014	High	Low
Third Quarter (from January 17, 2014)	$10.15	$8.81
Fourth Quarter	$9.95	$6.66

Dividend Policy

We currently intend to retain earnings, if any, to finance the development and growth of our business and do not anticipate paying cash dividends on our ordinary shares in the future. Because we are a holding company and have no direct operations, we will only be able to pay dividends from our available cash on hand and any funds we receive from our subsidiaries. See “Item 1A Risk Factors-Risks Related to the Ownership of Our Ordinary Shares-We are a holding company and, accordingly, are dependent upon distributions from our subsidiaries to generate the funds necessary to meet our financial obligations and pay dividends.” Our payment of any future dividends is restricted by certain of our existing debt instruments. The declaration and payment of dividends also is subject to the discretion of our board of directors and depends on various factors, including our net income, financial condition, cash requirements, future prospects and other factors deemed relevant by our board of directors.

In addition, under the Companies Law (as revised) of the Cayman Islands, our board of directors may declare dividends only out of our profits (subject to the factors set out above), out of share premium, provided that in respect of share premium immediately following the date on which the dividend is to be paid out of share premium we can pay our debts as they fall due in the ordinary course of business, or (subject to the same solvency test as applies to payments out of share premium) out of any distributable capital reserve resulting from contributed surplus paid in to us on that basis.

Stock Performance Graph

This performance graph shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing of CHC Group Ltd. under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This graph compares for the period from the date of our initial public offering on January 17, 2014 to April 30, 2014, the cumulative total return on our ordinary shares, the S&P 500 Index, the PHLX Oil Service Sector Index and a peer group of companies. The peer group includes the following companies and is weighted by market capitalization: Air Methods Corporation; Atwood Oceanics Inc.; Bristow Group Inc.; Diamond Offshore Drilling, Inc.; Era Group, Inc.; ENSCO plc; Helix Energy Solutions Group, Inc.; Noble Corp. PLC; Oceaneering International Inc.; Oil States International Inc.; PHI Inc.; Rowan Cos. PLC; SEACOR Holding Inc.; Superior Energy Services Inc. and Tidewater Inc. The graph assumes $100 was invested on January 17, 2014, in the ordinary shares of CHC Group Ltd., the S&P 500 Index, the PHLX Oil Service Sector Index and the peer group and assumes the reinvestment of any dividends. The share price performance on the following graph is not necessarily indicative of future share price performance.

Company/Index	January 17, 2014	April 30, 2014
CHC Group Ltd.	$100.00	$67.50
S&P 500	$100.00	$102.63
PHLX Oil Service	$100.00	$107.55
Peer Group	$100.00	$100.72

Recent Sales of Unregistered Securities

None.

Use of Proceeds from Initial Public Offering of Ordinary Shares

On January 16, 2014, our Registration Statements on Form S-1 (File No. 333-191268) and Form S-1MEF (File No. 333-193399) became effective for our initial public offering of ordinary shares, or IPO, pursuant to which we sold an aggregate of 34,000,000 ordinary shares at a public offering price of $10.00 per share for aggregate gross proceeds of $340.0 million.

J.P. Morgan Securities LLC, Barclays Capital Inc., UBS Securities LLC, HSBC Securities (USA) Inc., RBC Capital Markets, LLC, Wells Fargo Securities, LLC, BNP Paribas Securities Corp., Standard Bank Plc, Cormark Securities (USA) Limited,

Cowen and Company, LLC, Raymond James & Associates, Inc., Simmons & Company International and Tudor, Pickering, Holt & Co. Securities, Inc. acted as the underwriters.

We raised approximately $289.4 million in net proceeds from the offering, after deducting underwriter discounts and commissions of approximately $16.3 million and other offering expenses of approximately $4.3 million. On February 20, 2014, the underwriters in the IPO exercised an option to purchase 3,000,000 ordinary shares of capital stock at a price of $10.00 per share, raising approximately $28.4 million, net of underwriting costs of $1.6 million.

No payments were made by us to directors, officers or persons owning ten percent or more of our ordinary shares or to their associates, or to our affiliates, other than payments in the ordinary course of business to officers for salaries and directors for compensation. There has been no material change in the planned use of proceeds from our IPO as described in our final prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act on January 21, 2014. Pending the uses described, we have invested the net proceeds in short-term current account facilities. On February 7, 2014, one of our subsidiaries redeemed $130.0 million of the senior secured notes at a redemption price of 103% of the principal and accrued and unpaid interest of $3.7 million. In May 2014, one of our subsidiaries purchased $65.0 million of the senior secured notes on the open market at premiums ranging from 8.00% to 9.13% and accrued and unpaid interest of $0.6 million.

Purchases of Equity Securities by Issuer and Affiliated Parties

None.

Item 6. Selected financial data

The following table shows our selected consolidated financial data for the periods and as of the dates indicated. The consolidated statement of operations for the years ended April 30, 2012, 2013 and 2014 and the balance sheet data as of April 30, 2013 and 2014 are derived from our audited annual consolidated financial statements and related notes for the respective fiscal periods included elsewhere in this Annual Report on Form 10-K. The consolidated balance sheet data as of April 30, 2012 is derived from our audited annual consolidated financial statements for year ended April 30, 2012 not included in this Annual Report on Form 10-K. The consolidated statement of operations for the year ended April 30, 2011 is derived from our audited annual consolidated financial statements not included in this Annual Report on Form 10-K.

The consolidated balance sheet data as of April 30, 2011 is derived from our unaudited consolidated financial statements not included in this Annual Report on Form 10-K. The consolidated statement of operations for the year ended April 30, 2010 and the balance sheet data as of April 30, 2010 are derived from our unaudited consolidated financial statements not included in this Annual Report on Form 10-K.

The selected consolidated financial data presented below is qualified in its entirety by reference to, and should be read in conjunction with “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements and related notes included elsewhere in this Annual Report on Form 10-K.

	As at and for the fiscal year ended April 30,
	(in thousands of U.S. dollars)
	2010	2011	2012	2013	2014
Operating data:
Total revenue	$1,313,566	$1,445,460	$1,692,539	$1,743,847	$1,764,979
Direct costs(i)	(1,029,882)	(1,212,360)	(1,382,425)	(1,391,837)	(1,460,037)
Earnings from equity accounted investees	1,436	2,159	2,844	4,718	7,240
General and administration costs	(69,983)	(64,867)	(70,108)	(74,113)	(95,087)
Depreciation	(77,738)	(99,625)	(112,967)	(131,926)	(144,573)
Restructuring costs	(4,855)	(4,751)	(22,511)	(10,976)	—
Asset impairments(ii)	(129,994)	(29,403)	(17,651)	(29,981)	(25,933)
Gain (loss) on disposal of assets	(2,686)	7,193	8,169	(15,483)	(6,631)
Operating income (loss)	(136)	43,806	97,890	94,249	39,958

	As at and for the fiscal year ended April 30,
	(in thousands of U.S. dollars)
	2010	2011	2012	2013	2014
Financing charges(iii)	(74,332)	(140,565)	(129,778)	(157,311)	(182,503)
Loss from continuing operations before income tax	(74,468)	(96,759)	(31,888)	(63,062)	(142,545)
Income tax recovery (expense)	(9,299)	32,833	(48,225)	(54,452)	(28,374)
Loss from continuing operations	(83,767)	(63,926)	(80,113)	(117,514)	(170,919)
Earnings (loss) from discontinued operations, net of tax	(1,436)	(3,202)	(16,107)	1,025	—
Net loss	$(85,203)	$(67,128)	$(96,220)	$(116,489)	$(170,919)
Net loss attributable to controlling interest	$(79,308)	$(72,197)	$(108,642)	$(119,436)	$(172,548)
Net earnings (loss) attributable to non-controlling interests	(5,895)	5,069	12,422	2,947	1,629
Net loss	$(85,203)	$(67,128)	$(96,220)	$(116,489)	$(170,919)
Net loss per ordinary share attributable to controlling interest—basic and diluted:
Continuing operations	(1.77)	(1.57)	(2.05)	(2.59)	(3.09)
Discontinued operations	(0.03)	(0.07)	(0.35)	0.02	—
Net loss per ordinary share	(1.80)	(1.64)	(2.40)	(2.57)	(3.09)
Weighted average number of ordinary stock outstanding - basic and diluted	44,019,484	44,019,484	45,198,936	46,519,484	55,919,484
Other financial data:
Ratio of earnings to fixed charges(iv)	(1)	(2)	(3)	(4)	(5)
Balance sheet data:
Cash and cash equivalents	175,203	69,020	55,639	123,801	302,522
Total assets	$2,591,587	$2,790,236	$2,717,143	$2,893,768	$3,104,327
Total long-term debt and capital lease obligations(v)	1,071,159	1,291,486	1,287,080	1,477,225	1,550,262
Total liabilities	$1,920,768	$2,041,535	$2,054,558	$2,388,349	$2,475,413
Capital stock	$5	$5	$5	$5	$8
Shareholders’ equity	$695,846	$745,614	$660,910	$513,681	$651,492

(i)    Direct costs includes helicopter lease and associated costs as these costs are combined in the consolidated statement of operations, which is included in the audited annual consolidated financial statements included elsewhere in this Annual Report on Form 10-K for the fiscal years ended April 30, 2012, 2013 and 2014.

(ii)   Asset impairments includes impairment of assets held for sale, impairment of assets held for use, impairment of receivables and residual value guarantees and impairment of intangible assets, if any.

(iii)  Financing charges includes interest on long-term debt, foreign exchange gain (loss) and other financing charges (income). Other financing charges includes amortization of deferred financing costs, net gain (loss) on the fair value of derivative financial instruments, loss on debt extinguishment, interest income and expense and the other items set forth in Note 14 to our audited annual consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014, included elsewhere in this Annual Report on Form 10-K.

(iv)   Loss represent (a) pre-tax loss from continuing operations before adjustment for earnings from equity accounted investees; (b) fixed charges; (c) amortization of capitalized interest; and (d) distributed income of equity accounted investees; less (e) interest capitalized. Fixed charges represent (a) interest expensed and capitalized, (b) amortized discounts and capitalized expenses related to indebtedness, and (c) an estimate of the interest within rental expense.

1.     Earnings were insufficient to cover fixed charges by $74.6 million for the year ended April 30, 2010.

2.     Earnings were insufficient to cover fixed charges by $98.9 million for the year ended April 30, 2011.

3.     Earnings were insufficient to cover fixed charges by $34.7 million for the year ended April 30, 2012.

4.     Earnings were insufficient to cover fixed charges by $65.7 million for the year ended April 30, 2013.

5.     Earnings were insufficient to cover fixed charges by $145.0 million for the year ended April 30, 2014.

(v)    Total long-term debt and capital lease obligations is presented net of the discount and includes the premium on our senior notes and excludes a facility secured by accounts receivables. As of April 30, 2014, the facility secured by accounts receivables had a balance of $62.6 million. See Note 3(a)(ii) to our audited annual consolidated financial statements for the years ended April 30, 2012, 2013 and 2014 included elsewhere in this Annual Report on Form 10-K.

Item 7. Management’s discussion and analysis of financial condition and results of operations

This management’s discussion and analysis of financial condition and results of operations (“MD&A”) is intended to provide an understanding of our results of operations, financial condition and where appropriate, factors that may affect future performance. The following discussion of our results of operations and financial condition should be read in conjunction with the “Selected Historical Consolidated Financial Data” and our audited consolidated financial statements and related notes thereto included elsewhere in this Annual Report on Form 10-K. The following discussions include forward-looking statements that involve certain risks and uncertainties, including those identified under “Item 1A. Risk Factors” elsewhere in this Annual Report on Form 10-K. Our actual results could differ materially from those discussed in these forward-looking statements. See “Cautionary Note Regarding Forward-Looking Statements and Other Industry and Market Data” elsewhere in this Annual Report on Form 10-K.

Overview of Business

We are the world’s largest commercial operator of helicopters based on revenue of $1.8 billion in fiscal 2014. We are also the world’s largest commercial operator of heavy and medium helicopters based on our fleet of 236 heavy and medium helicopters as of April 30, 2014. With bases on six continents, we are one of only two global commercial helicopter service providers to the offshore oil and gas industry. Our mission is to provide the highest level of service in the industry, which we believe will enable our customers to go further, do more and come home safely. With over 60 years of experience providing helicopter services, we believe our brand and reputation have become associated with safe and reliable transportation and mission-critical logistics solutions. Our fleet of heavy and medium helicopters, global capabilities and reputation for safety position us to capitalize on anticipated increases in ultra-deepwater and deepwater drilling and production spending by our major, national and independent oil and gas company customers.

Our helicopters are primarily used to facilitate large, long-distance crew changes on offshore production facilities and drilling rigs. We also provide search and rescue services, or SAR, and emergency medical services, or EMS, to government agencies. We maintain a presence in most major offshore oil and gas markets through a network of approximately 70 bases with operations in approximately 30 countries, more than any other commercial helicopter service provider in the world. We cover this expansive and diverse geography with a technologically advanced fleet of 236 helicopters and the expertise to serve customers in ultra-deepwater and deepwater locations. To secure and maintain operating certificates in the many jurisdictions in which we provide helicopter services, we must meet stringent and diverse regulatory standards across multiple jurisdictions, and have an established track record in obtaining and maintaining certificates as well as working with regulators and local partners.

We generate the majority of our oil and gas customer Helicopter Services revenue from contracts tied to our customers’ offshore production operations, which have long-term transportation requirements. A substantial portion of our remaining oil and gas customer Helicopter Services revenue comes from transporting personnel to and from offshore drilling rigs, and we believe this capability allows us to take advantage of expansion in the global ultra-deepwater rig fleet. Approximately 73% to 78% of the flying revenue in our Helicopter Services segment was attributable to fixed monthly charges for the fiscal years ended April 30, 2012, 2013 and 2014.

We also provide maintenance, repair and overhaul, or MRO, services through our Heli-One business to both our own Helicopter Services segment and to third-party customers. Our MRO capabilities enable us to perform heavy structural repairs, and maintain, overhaul and test helicopters and helicopter components globally across various helicopter types. We believe our in-house MRO operations through our Heli-One business enable us to manage our supply chain and maintain our fleet more efficiently, thereby increasing the availability of our helicopters and reducing our overall cost of maintenance. In addition, we are the largest provider of these services (excluding original equipment manufacturers, or OEMs), which allows us to provide our Heli-One customers with comprehensive MRO services across multiple helicopter types and families. Our MRO services include complete maintenance outsourcing solutions, parts sales and distribution, engineering services, design services and logistics support.

Segments

We report under two operating segments and have a Corporate segment comprised primarily of general and administration costs. Our two operating segments are as follows:

Helicopter Services:

•   Our Helicopter Services segment consists of flying operations in the Eastern North Sea, the Western North Sea, the Americas, the Asia Pacific region and the Africa-Euro Asia region, primarily serving our offshore oil and gas customers and providing SAR and EMS to government agencies. The Eastern North Sea is comprised mainly of Norway while the Western North Sea includes the United Kingdom, Ireland and the Netherlands. The Americas is comprised of Brazil, North American countries and other South American countries. The Asia Pacific region includes Australia and Southeast Asian countries and the Africa-Euro Asia region includes Nigeria, Equatorial Guinea, Kazakhstan, Mozambique, Tanzania and other African and European countries.

•   Helicopter Services generated approximately 87% to 90% of its revenue for the three years ended April 30, 2014 from oil and gas customers, and of this amount, the majority is tied to our customers’ offshore production operations, which have long-term transportation requirements.

•   Helicopter Services also provides SAR and EMS to government agencies and to our oil and gas customers. SAR and EMS revenue to non-oil and gas customers has historically contributed approximately 10% to 11% of Helicopter Services revenue for the three years ended April 30, 2014.

Heli-One:

•   Our Heli-One segment includes helicopter maintenance, repair and overhaul facilities in Norway, Poland, Canada and the United States, providing helicopter maintenance, repair and overhaul services for our fleet and for a growing external customer base in Europe, Asia and North America. Although intersegment revenues are eliminated from the presentation of our consolidated financial information, operationally, Heli-One’s largest customer is our Helicopter Services segment.

•   We have historically generated the majority of our third-party Heli-One revenue by providing maintenance, repair and overhaul services to other helicopter operators. Approximately 28%, 34% and 38% of our third-party Heli-One revenue in the 2012, 2013 and 2014 fiscal years, respectively, was derived from “power by the hour” contracts, where the customer pays a ratable monthly charge, typically based on the number of hours flown, for all scheduled and un-scheduled maintenance.

Key Financial and Operating Metrics

We use a number of key financial and operating metrics to measure the performance of our business, including Adjusted EBITDAR, Adjusted EBITDAR excluding special items, Adjusted EBITDAR margin, Adjusted EBITDAR margin excluding special items, Adjusted net loss, and our Heavy Equivalent Rate or HE Rate. None of Adjusted EBITDAR, Adjusted EBITDAR excluding special items, Adjusted EBITDAR margin, Adjusted EBITDAR margin excluding special items, Adjusted net loss or HE Rate is required by, or presented in accordance with United States Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures are not performance measures under GAAP and should not be considered as alternatives to net earnings (loss) or any other performance or liquidity measures derived in accordance with GAAP. In addition, these measures may not be comparable to similarly titled measures of other companies.

The following charts show our revenue generated by segment, our HE Rate, our Adjusted EBITDAR excluding special items, our Adjusted EBITDAR margin excluding special items, operating income and operating margin for the fiscal years ended April 30, 2012, 2013 and 2014:

(1)   HE Rate is the third-party operating revenue from our Helicopter Services segment excluding reimbursable revenue divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet. Our heavy and medium helicopters, including owned and leased, are weighted at 100% and 50%, respectively, to arrive at a single HE count, excluding helicopters expected to be retired from our fleet.

(2)   Adjusted EBITDAR margin excluding special items is calculated as Adjusted EBITDAR excluding special items divided by total revenue less reimbursable revenue. Cost reimbursements from customers are recorded as reimbursable revenue with the related reimbursement expense in direct costs.

(3)   Operating margin is calculated as operating income divided by total revenue.

Adjusted EBITDAR, Adjusted EBITDAR excluding special items, Adjusted EBITDAR margin, Adjusted EBITDAR margin excluding special items, Adjusted net loss and HE Rate are non-GAAP financial measures. We have chosen to include Adjusted EBITDAR, and Adjusted EBITDAR excluding special items, as we consider these measures to be significant indicators of our financial performance and we use these measures to assist us in allocating available capital resources. Adjusted EBITDAR is defined as net earnings (loss) before interest, taxes, depreciation, amortization and helicopter lease and associated costs or total revenue plus earnings from equity accounted investees, less direct costs excluding helicopter lease and associated costs less general and administration costs. Adjusted EBITDAR also excludes restructuring costs, asset impairments, gain (loss) on disposal of assets and goodwill impairment, if any. Adjusted EBITDAR excluding special items excludes stock-based compensation triggered by our initial public offering and expenses related to the initial public offering, including costs related to restructuring our compensation plan. For additional information about our segment revenue and Adjusted EBITDAR, including a reconciliation of these measures to our consolidated financial statements, see Note 25 of the annual audited consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Annual Report on Form 10-K.

We have chosen to include Adjusted net loss as it provides us with an understanding of the results from the primary activities of our business by excluding items such as stock-based compensation triggered by the initial public offering and expenses related to the initial public offering, including costs related to restructuring our compensation plans, asset dispositions, asset impairments, loss on debt extinguishment, the revaluation of our derivatives and foreign exchange gain (loss), which is primarily driven by the translation of U.S. dollar balances in entities with a non-U.S. dollar functional currency. This measure excludes the net earnings or loss attributable to non-controlling interests. We believe that this measure is a useful supplemental measure as net loss includes these items, and the inclusion of these items are not meaningful indicators of our ongoing performance. For additional information about our Adjusted net loss, including reconciliation to our consolidated financial statements, see “Summary of the Results of Operations.”

We have chosen to include the HE Rate, which is the third-party operating revenue from the Helicopter Services segment excluding reimbursable revenue divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet. Our heavy and medium helicopters, including owned and leased, are weighted at 100% and 50%, respectively, to arrive at a single HE count, excluding helicopters expected to be retired from the fleet. We believe this measure is useful as it provides a standardized measure of our operating revenue per helicopter taking into account the different revenue productivity and related costs of operating our fleet mix of heavy and medium helicopters.

Key Drivers Affecting our Results of Operations

Our results of operations and financial condition are affected by numerous factors, including those described under Part I, Item 1A “Risk Factors,” elsewhere in this Annual Report on Form 10-K and those described below:

•   General level of offshore production and drilling activity. Demand for our services depends primarily upon ongoing offshore hydrocarbon production and the capital spending of oil and gas companies and the level of offshore drilling activity. Higher activity levels can lead to greater utilization of our helicopters by our customers. Because a large portion of our costs are fixed, our Adjusted EBITDAR margins typically improve when more of our helicopters are deployed.

•   Impact of fleet mix. Generally, contracts for our helicopter services requiring heavier and newer helicopters provide an opportunity to generate greater profit than lighter and older helicopters. Consequently, our revenue and profit opportunity improves as we upgrade our fleet and enter into new contracts.

•   Timing of new contracts and our commencement of service under new contracts. Our results of operations in a particular period can be impacted by the timing of the execution of new contracts and our ability to provide services under new contracts.

Market Outlook

We generate the majority of our Helicopter Services revenue from contracts tied to our oil and gas customers’ offshore production operations, which have long-term transportation requirements. A substantial portion of our remaining oil and gas customer Helicopter Services revenue comes from transporting personnel to and from offshore drilling rigs, and we believe this capability allows us to take advantage of expansion in the global ultra-deepwater rig fleet. Approximately 73% to 78% of the flying revenue in our Helicopter Services segment was attributable to fixed monthly charges for the fiscal years ended April 30, 2012, 2013 and 2014. The production business is typically less cyclical than the exploration and development business because production platforms remain in place over the long-term and are relatively unaffected by economic cycles, as the marginal cost of lifting a barrel of oil once a platform is in position is low. Our customers typically base their capital expenditure budgets on their long-term commodity price expectations.

Our MRO services, operated through our Heli-One business, are dependent on helicopter maintenance demand. This is generally highest during periods of high helicopter service demand where high flying hours result in more frequent maintenance, most of which is required by regulation.

We have seen an increase in ultra-deepwater and deepwater spending by our customers and we are optimistic that growth will continue in future periods. We are continuing to see growth in offshore production as the industry moves offshore to find hydrocarbons. New technology has allowed oil and gas companies to continue exploration and drilling farther offshore. To remain competitive and to service existing and new contracts in this industry, we are augmenting our fleet by adding technologically advanced helicopters to meet customers’ changing demands. The industry is constrained by the pace at which it renews its fleet due to the limited supply of new technology helicopters produced annually by the OEMs. To address this constraint, we have leveraged our relationship with the OEMs to secure commitments to obtain new technology helicopters to support our future growth.

During the year ended April 30, 2014, we took delivery of 13 helicopters. At April 30, 2014, we have commitments to purchase 28 helicopters, with the delivery of these helicopters beginning in fiscal 2015 and continuing through to fiscal 2017. These helicopters will be purchased outright or financed through leases. We also have the option to purchase 25 helicopters which, if exercised, would bring our total purchase commitments to 53 helicopters. In addition to this, we have committed to $100.0 million of additional helicopter purchases with Airbus Helicopters.

The North Sea continues to be our core operating area, with approximately half of Helicopter Services’ revenue being derived from this region. We have continued to build and renew our customer relations and contracts in this region. In June 2014, we won a new multi-year oil and gas contract in the U.K. to provide flying services to the Mariner field off the coast of Scotland. Brazil and certain countries in the Africa-Euro Asia region, particularly Nigeria, are expected to contribute increasingly to our revenue in future periods due to an increase in ultra-deepwater and deepwater oil and gas activity in those regions. We renewed our presence in Nigeria during fiscal 2014 through our local partner, Atlantic Aviation, who commenced commercial operations with AW139 type helicopters. We also obtained our own aircraft operating license in Tanzania. In order to provide further support to our customers in Brazil, we opened a new hangar facility in Cabo Frio in close proximity to the Campos Basin off the Brazilian coast. In addition, we have been seeking to expand in other regions. In May 2014, we won a new contract to provide helicopter services to an exploration rig in the Atlantic Ocean, off the coast of Newfoundland, Canada. We have also made continued wins for the year to date with new contracts in the U.K., Norway, Kenya, Malaysia, Ireland, Brazil, Australia, Equatorial Guinea and East Timor.

Heli-One continues to develop its third-party business, with recent contract wins in the United Kingdom, where we have gained engine-specific support certification from the Ministry of Defence’s Military Aviation Authority, and also in Europe, Brazil and the U.S. To further support the growth of our Heli-One business and expand our global footprint, we opened an additional facility in Poland in fiscal 2013, which has now re-located into a new 65,000 square feet customized hangar in Rzeszow, Poland in April 2014. We continue to review and improve our global inventory management processes through a number of lean process techniques to support efficiencies in our workshops and our supply chain for our business operations. In January 2014, we opened our new Global Distribution Center in Amsterdam as part of our continued enhancement of our global supply chain. We are expanding our on-line capabilities to provide customers with portal access to our available parts and exchanges through our portal known as EPIC (Exchange Parts Inventory Channel). We have also been working to improve and expand our global agent and channel partner network where we have signed new agents and channel partners in numerous key regions.

We believe our broad transformation program will provide significant value to our operations. This program looks at all major aspects of our operations and includes a number of work streams, each including many initiatives. The program includes transformative thinking and technology to achieve cost efficiencies through global standardization and organizational efficiency to allow us to enhance our earnings and cash flows. We opened our centralized Integrated Operations Center in Irving, Texas in fiscal 2013. The centralization process has been rolled out on a region by region basis, a process which is expected to be complete by the end of the 2014 calendar year. We are continuing to complete the implementation of our long-term crew planning and scheduling program, AIMS, to further improve customer service levels. This system improves crew scheduling the integration of crew rosters, allows integrated training planning and enhanced key performance indicator reporting to improve crew and helicopter productivity. This system will be linked with our Operations Flight Planning System, which forms part of the electronic flight bag for pilots, a measure undertaken to reduce paperwork and improve pilot efficiency. We have also implemented a global base transformation initiative, which is a global program aimed at improving base efficiency through the implementation of measures designed to improve crew and field operations efficiency and reduce our aircraft on ground days. In addition, we have implemented a global indirect procurement review, aimed at generating cost savings through more sophisticated supply chain management, e-procurement implementation, bulk purchasing, and vendor selection. We believe these transformative actions will allow us to maximize our value proposition to our customers.

We conduct our business in various foreign jurisdictions, and as such, our cash flows and earnings are subject to fluctuations and related risks from changes in foreign currency exchange rates. Throughout the fiscal year ended 2014, our primary foreign currency exposures were related to the Norwegian Kroner, the Euro, the British pound sterling, the Brazilian Real, the Canadian dollar and the Australian dollar. For details on this exposure and the related impact on our results of operations, see Part I, Item 7A “Quantitative and Qualitative Disclosures About Market Risk” included elsewhere in this Annual Report on Form 10-K.

Recent Developments

Following an incident in October 2012 that led to the widespread suspension of all over-water Airbus Helicopters EC225 helicopters, extensive investigation by the manufacturer, independent analysis and Authority-approved modifications to the helicopters were completed and we commenced in July 2013 the phased re-introduction of our EC225 fleet to full service. Full regular service on the Airbus Helicopters EC225 fleet was completed during the fourth-quarter of the 2013 calendar year in conjunction with robust interim safety measures.

On June 11, 2014, the UK Air Accident Investigation Branch, or UK AAIB, issued its final report into this and a related May 2012 incident by another operator. A full copy of the final report is available at http://www.aaib.gov.uk/publications/formal_reports/2_2014_g_redw_g_chcn.cfm. Neither the foregoing website nor the information contained on the website nor the report accessible through such website shall be deemed incorporated into, and neither shall be a part of, this Annual Report on Form 10-K. The root cause of the incident was attributed to the bevel gear vertical shaft design. In April 2014, Airbus Helicopters announced that a redesigned vertical gear shaft had been approved by the European Aviation Safety Agency, or EASA. The retrofitting of the redesigned gear shaft has begun, with the expectation that this retrofit program will be completed within twelve months.

On August 23, 2013, one of our Airbus Helicopters AS332L2 heavy helicopters was involved in an accident near Sumburgh in the Shetland Isles, United Kingdom. Authorities subsequently confirmed four fatalities and multiple injuries among the 16 passengers and two crew members on board. The cause of the accident is not yet known and full investigations are being carried out in conjunction with the UK AAIB, and Police Scotland.

Despite engineering and operating differences between the AS332L2, AS332L, AS332L1 and EC225 helicopters, for a limited period, we voluntarily canceled all our flights worldwide on those helicopter types (except for those involved in life-saving missions), out of respect for our work force and those of our customers, and to evaluate any implications associated with the accident.

Within a week of the accident, after consultation with our principal regulators, customers, union representatives and industry groups, and based on findings that there was no evidence to support a continuation of our temporary voluntary suspension and, on recommendations to return to active service all variants of these helicopter types, we resumed commercial passenger flights with all of these helicopter types to and from offshore oil and gas installations worldwide, excluding those in the UK with AS332L2 helicopters. We resumed AS332L2 commercial flights in the UK in mid-September. All of these helicopter types have now been returned to commercial operations worldwide.

On October 18, 2013, the UK AAIB issued a special bulletin about its investigation on the causes of the AS332L2 accident. A full copy of the special bulletin is available at http://www.aaib.gov.uk/publications/special_bulletins/s1_2014___as332_l2_super_puma__g_wnsb.cfm. Neither the foregoing website nor the information contained on the website nor the report accessible through such website shall be deemed incorporated into, and neither shall be a part of, this Annual Report on Form 10-K. In the special bulletin, the UK AAIB confirmed that, to date, the wreckage examination and analysis of recorded data as well as information from interviews of people involved in the accident have not found any evidence of a technical fault that could have been causal to the accident. The investigations by the UK AAIB and Police Scotland are ongoing. On January 23, 2014, the UK AAIB issued a further special bulletin (S1/2014) on the accident which contained enhanced pre-flight safety briefing recommendations relating to the use of the passenger re-breather; these recommendations were implemented in all regions where this equipment was in use. It is too early to determine the extent of the impact of the accident on our results of operations or financial condition based on information currently available.

On February 20, 2014, the UK Civil Aviation Authority (CAA) published its safety review of offshore oil and gas public transport helicopter operations (CAP 1145). A full copy of the review is available at http://www.caa.co.uk/application.aspx?catid=33&pagetype=65&appid=11&mode=detail&id=6088. Neither the foregoing website nor the information contained on the website nor the report accessible through such website shall be deemed incorporated into, and neither shall be a part of, this Annual Report on Form 10-K. The report’s prescribed actions and recommendations were the result of a comprehensive review of offshore helicopter operations, undertaken in conjunction with the Norwegian Civil Aviation Authority and the EASA. The UK CAA identified several actions intended to minimize the risk of further accidents and to improve the survivability in the event of an accident; those actions/recommendations included prohibiting helicopter flights in certain sea conditions, except in response to an emergency, relative to the sea conditions for which the helicopter has been certificated, and only allowing passengers to be seated next to push-out window exits unless all passengers have enhanced emergency breathing equipment or the helicopter is fitted with side floats. The review also identified several other areas of activity to further enhance the levels of safety in the offshore helicopter industry. In May 2014, the UK CAA announced certain changes to the timing of the implementation of the measures within this report, which include the delay of seating restrictions until September 1, 2014.

On July 3, 2014, one of our helicopters conducted a medivac flight of a reportedly ill oil worker from the Troll A platform in the North Sea.  During the flight, the patient freed himself from his safety belts and exited the helicopter through an emergency window at 600 meters above the sea.  His remains were subsequently recovered from the sea. We are fully cooperating with the police and aviation authorities in their investigation.

Fleet

As of April 30, 2014, our fleet was comprised of the following helicopters:

Helicopter Type	Total	Cruise Speed (kts)	Approximate Range (nmi)	Passenger Capacity	Maximum Weight (lbs)
Heavy:
Sikorsky S92A	39	145	400	19	26,500
Airbus Helicopters EC225	36	145	400	19	24,250
Airbus Helicopters (AS332 L, L1, and L2)	38	130 - 140	250 - 350	17 - 19	18,000 - 20,500
Total Heavy	113
Medium:
AgustaWestland AW139	40	145	280	12 - 15	15,000
Sikorsky S76C++	23	145	220	12	11,700
Sikorsky S76C+	22	145	175	12	11,700
Sikorsky S76A++	15	135	110 - 130	12	10,800 - 11,700
Bell 412	10	125	135	13	11,900
Airbus Helicopters AS365 Series	8	120 - 145	80	11	9,500
Airbus Helicopters EC135/145/155	5	N/A(1)	N/A(1)	N/A(1)	N/A(1)
Total Medium	123
Total Helicopters	236

(1) EMS only

As of April 30, 2014, we have committed to purchase 28 new heavy and medium helicopters from multiple OEMs for a total of approximately $688.2 million. These helicopters are expected to be delivered in fiscal 2015 ($351.4 million), 2016 ($251.9 million) and 2017 ($84.9 million) and will be deployed in our Helicopter Services segment. We intend to enter into leases for these helicopters or purchase them outright upon delivery from the manufacturer. Additionally, we have committed to purchase $61.4 million of helicopter parts by October 31, 2015 and $100.0 million of heavy helicopters from Airbus Helicopters prior to December 31, 2016. In addition, at April 30, 2014, we had the option to purchase 25 heavy and medium helicopters which, if exercised, would represent a total purchase commitment of 53 helicopters, excluding the committed dollar amount with Airbus Helicopters. We have a pipeline of opportunities identified that we believe will create long-term contracts for these new helicopters.

The following table shows the expected delivery dates of the helicopter purchase commitments and options referred above:

	Number of helicopters
	Purchase commitments(i)	Options
2015	15	2
2016	10	8
2017	3	9
2018 and thereafter	—	6
	28	25

(i)    Does not include helicopters related to our commitment to purchase $100.0 million of heavy helicopters from Airbus Helicopters or our intention to lease four helicopters from an independent lessor, with four planned deliveries in the fiscal year ended April 30, 2015.

Summary of the Results of Operations

	For the fiscal year ended April 30, (in thousands of U.S. dollars)
	2012	2013	2014
Operating revenue	$1,525,795	$1,578,309	$1,600,310
Reimbursable revenue	166,744	165,538	164,669
Total Revenue	1,692,539	1,743,847	1,764,979
Operating Expenses
Direct costs(i)	(1,205,740)	(1,190,101)	(1,232,144)
Earnings from equity accounted investees	2,844	4,718	7,240
General and administration costs	(70,108)	(74,113)	(95,087)
Adjusted EBITDAR(ii)	419,535	484,351	444,988
Helicopter lease and associated costs(i)	(176,685)	(201,736)	(227,893)
Depreciation	(112,967)	(131,926)	(144,573)
Restructuring costs	(22,511)	(10,976)	—
Asset impairments	(17,651)	(29,981)	(25,933)
Gain (loss) on disposal of assets	8,169	(15,483)	(6,631)
Operating income	97,890	94,249	39,958
Interest on long-term debt	(116,578)	(127,199)	(153,222)
Foreign exchange gain (loss)	1,819	(11,383)	(6,028)
Other financing charges	(15,019)	(18,729)	(23,253)
Loss from continuing operations before tax	(31,888)	(63,062)	(142,545)
Income tax expense	(48,225)	(54,452)	(28,374)
Loss from continuing operations	(80,113)	(117,514)	(170,919)
Earnings (loss) from discontinued operations, net of tax	(16,107)	1,025	—
Net loss	$(96,220)	$(116,489)	$(170,919)
Net earnings (loss) attributable to:
Controlling interest	$(108,642)	$(119,436)	$(172,548)
Non-controlling interests	12,422	2,947	1,629
Net loss	$(96,220)	$(116,489)	$(170,919)
Non-GAAP Financial Measures:
Adjusted net loss(iii)	$(95,599)	$(62,184)	(96,689)
Adjusted EBITDAR excluding special items(ii)	419,535	484,351	470,940
Adjusted EBITDAR margin(ii)	27%	31%	28%
Adjusted EBITDAR margin, excluding special items(ii)	27%	31%	29%
HE Rate(iv)	$8,034	$8,730	$8,822

(i)    Direct costs in the information above excludes helicopter lease and associated costs. These costs are combined in the consolidated statements of operations, which are included in the annual audited consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Annual Report on Form 10-K.

(ii)   See “— Key Financial and Operating Metrics” for the definition and discussion of these non-GAAP measures. Additional information about our Adjusted EBITDAR, including a reconciliation of this measure to our consolidated financial statements is also provided in Note 25 of the annual audited consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Annual Report on
Form 10-K. See below for our reconciliation of Adjusted EBITDAR excluding special items, Adjusted EBITDAR margin and Adjusted EBITDAR margin excluding special items, which we have included because we consider these measures to be significant indicators of our financial performance and management uses these measures to assist us in allocating available capital resources.

	For the fiscal year ended April 30,
	2012	2013	2014
Adjusted EBITDAR	$419,535	$484,351	$444,988
Adjusted EBITDAR excluding special items	419,535	484,351	470,940
Total revenues less reimbursable revenue	1,525,795	1,578,309	1,600,310
Adjusted EBITDAR margin	27%	31%	28%
Adjusted EBITDAR margin, excluding special items	27%	31%	29%

Adjusted EBITDAR excluding special items excludes stock-based compensation triggered by the initial public offering and expenses related to the initial public offering, including costs related to restructuring our compensation plan. This is reconciled to Adjusted EBITDAR as follows:

	For the fiscal year ended April 30,
	2012	2013	2014
Adjusted EBITDAR excluding special items	$419,535	$484,351	$470,940
Stock-based compensation	—	—	(23,389)
Expenses related to the initial public offering	—	—	(2,563)
Adjusted EBITDAR	$419,535	$484,351	$444,988

(iii)  Adjusted net loss is a non-GAAP measure that has not been prepared in accordance with GAAP and has not been audited or reviewed by our independent auditors. We have chosen to include adjusted net loss as it provides us with an understanding of the results from the primary activities of our business by excluding items such as stock-based compensation triggered by the initial public offering and expenses related to the initial public offering, including costs related to restructuring our compensation plans, asset dispositions, asset impairments, loss on debt extinguishment, the revaluation of our derivatives and foreign exchange gain (loss), which is primarily driven by the translation of U.S. dollar balances in entities with a non-U.S. dollar functional currency. This measure excludes the net earnings or loss attributable to non-controlling interests. We believe that this measure is a useful supplemental measure as net loss includes these items, and these items are not meaningful indicators of our ongoing performance. A description of the adjustments to and reconciliations of this non-GAAP financial measure to the most comparable GAAP financial measure is as follows:

	For the fiscal year ended April 30,
	2012	2013	2014
Adjusted net loss	$(95,599)	$(62,184)	$(96,689)
Stock-based compensation	—	—	(23,389)
Expenses related to the initial public offering	—	—	(2,563)
Asset impairments	(17,651)	(29,981)	(25,933)
Gain (loss) on disposal of assets	8,169	(15,483)	(6,631)
Foreign exchange gain (loss)	1,819	(11,383)	(6,028)
Debt extinguishment	—	—	(7,668)
Unrealized loss on derivatives	(5,380)	(405)	(3,647)
Net loss attributable to controlling interest	$(108,642)	$(119,436)	$(172,548)

(iv)   HE Rate is a non-GAAP measure that has not been prepared in accordance with GAAP and has not been audited or reviewed by our independent auditors. HE rate is the third-party operating revenue from the Helicopter Services segment excluding reimbursable revenue divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet. Our heavy and medium helicopters, including owned and leased, are weighted as 100% and 50%, respectively, to arrive at a single HE count, excluding helicopters expected to be retired from our fleet. An average of this figure is used to calculate our HE Rate. See “— Key Financial and Operating Metrics” for discussion of this non-GAAP financial measure. See below for the reconciliation of HE Rate.

	For the fiscal year ended April 30,
	2012	2013	2014
Helicopter Services total external revenue	$1,526,060	$1,603,403	$1,617,708
Less: Reimbursable revenues	(166,744)	(165,538)	(164,669)
Helicopter Services operating revenue	$1,359,316	$1,437,865	$1,453,039
Average HE count	169.2	164.7	164.7
HE Rate	$8,034	$8,730	$8,822

The Fiscal Year Ended April 30, 2013 Compared to the Fiscal Year Ended April 30, 2014

Consolidated Results Summary

For the fiscal year ended April 30,
(In thousands of U.S. dollars)

			Favorable (Unfavorable)
	2013	2014	$ Change	% Change
Helicopter Services(i)	$1,603,403	$1,617,708	$14,305	0.9%
Heli-One	140,444	147,271	6,827	4.9%
Total revenue	$1,743,847	$1,764,979	$21,132	1.2%
Direct costs(ii)	(1,190,101)	(1,232,144)	(42,043)	(3.5)%
Helicopter lease and associated costs	(201,736)	(227,893)	(26,157)	(13.0)%
Total direct costs	$(1,391,837)	$(1,460,037)	$(68,200)	(4.9)%
Flying hours	163,442	150,395	(13,047)	(8.0)%
# of helicopters	247	236	(11)	(4.5)%
Average HE count(iii)	164.7	164.7	—	—%
HE Rate(iii)	$8,730	$8,822	$92	1.1%

 (i)   Includes revenue from the customer reimbursement of fuel costs of $100.3 million for the fiscal year ended April 30, 2013 and $95.1 million for the fiscal year ended April 30, 2014.

(ii)   Includes $103.8 million in fuel costs for the fiscal year ended April 30, 2013 and $97.2 million for the fiscal year ended April 30, 2014.

(iii)  HE Rate is the third-party operating revenue from the Helicopter Services segment excluding reimbursable revenue divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet. Our heavy and medium helicopters, including owned and leased, are weighted at 100% and 50% respectively to arrive at a single HE count, excluding helicopters expected to be retired from our fleet. An average of this figure is used to calculate our HE Rate.

Consolidated Results of Operations

Revenue

Revenue increased by $21.1 million to $1,765.0 million compared to fiscal 2013, with $14.3 million of the increase from Helicopter Services and $6.8 million of the increase from Heli-One.

Helicopter Services

For the fiscal year ended April 30,
(in thousands of U.S. dollars)

			Favorable (Unfavorable)
	2013	2014	$ Change	% Change
Eastern North Sea	$365,350	$383,381	$18,031	4.9%
Western North Sea	395,173	421,955	26,782	6.8%
Americas	302,089	276,911	(25,178)	(8.3)%
Asia Pacific	346,737	343,989	(2,748)	(0.8)%
Africa-Euro Asia	185,566	186,544	978	0.5%
Other	8,488	4,928	(3,560)	(41.9)%
Total	$1,603,403	$1,617,708	$14,305	0.9%

The total external revenue for Helicopter Services increased by $14.3 million compared to fiscal 2013, with the results for the overall period influenced by the suspension of the EC225 helicopters, primarily in the first six months of fiscal 2014. The key variances by region were as follows:

•   Eastern North Sea. Revenue in the Eastern North Sea increased by $18.0 million compared to fiscal 2013. There was a $23.7 million increase in revenue primarily due to new contract wins for the oil and gas sector, in addition to higher levels of other rechargeable and reimbursable revenue of $3.5 million. The increase was offset in part due to lost revenue as a result of the EC225 suspension of $5.3 million and lower revenue of $3.7 million due to variations in activity levels with other ongoing oil and gas customer contracts.

•   Western North Sea. Revenue in the Western North Sea increased by $26.8 million compared to fiscal 2013, primarily due to existing oil and gas customers requiring additional helicopters in Scotland, which generated additional revenue of $33.3 million compared to fiscal 2013. Revenue increased in Ireland by $19.5 million as a result of the transition of an existing SAR customer to more technologically advanced helicopters. In the UK, revenue increased by $3.2 million over fiscal 2013 primarily due to short-term contract work. We also earned additional revenue of $1.7 million in fiscal 2014 from a new contract win based in Malta. These increases were partially offset by a reduction in the scope of our UK SAR contract, which reduced revenue by $18.0 million; the expiration of a contract in Denmark which decreased revenue by $7.4 million as well as reduction in revenue due to the EC225 suspension of $5.5 million.

•   Americas. Revenue in the Americas decreased by $25.2 million compared to fiscal 2013, primarily due to decreased revenue activity in Brazil of $17.7 million, primarily as a result of the EC225 suspension in the first half of fiscal 2014. In addition, the expiration of customer contracts in the Falkland Islands and Canada decreased revenue by $18.8 million compared to fiscal 2013. These decreases were offset in part by an $11.6 million increase in revenue from a contract win in Nicaragua for three medium helicopters, which commenced in June 2013.

•   Asia Pacific. Asia Pacific revenue decreased by $2.7 million compared to fiscal 2013, primarily due to reductions in Australia and South East Asia of approximately $37.8 million and $7.4 million respectively, due to the completion of certain oil and gas customers’ contracts and due to lower revenue earned with existing customers, principally as a result of decreased SAR flying hours. Furthermore, there was a $1.9 million decrease in revenue due to the EC225 suspension. These decreases were offset by new contract wins and contract modifications for oil and gas customers in East Timor and other South East Asia countries of $23.8 million and in Australia of $19.8 million, compared to fiscal 2013.

•   Africa-Euro Asia. Africa-Euro Asia revenue increased by $1.0 million compared to fiscal 2013, primarily due to contract wins in Africa which resulted in additional revenue of $26.5 million. Our operations in Nigeria, where we have a renewed presence, earned revenue of $4.7 million for fiscal 2014. Offsetting these increases were contract expirations in South Africa, Liberia and other countries approximating $18.3 million and reduced demand in Kazakhstan, primarily due to changes in oil and gas customers’ stage of production, of approximately $11.6 million compared to fiscal 2013.

•   Other. Other revenue decreased by $3.6 million, primarily due to a reduction in dry lease revenue compared to fiscal 2013.

Heli-One

Heli-One’s external revenue increased by $6.8 million compared to fiscal 2013. This was due primarily to an increase in PBH revenue of $4.0 million, generated from new customer contracts, including work with the United Kingdom’s Ministry of Defence, and $2.8 million of higher non-PBH project revenue, which includes airframe, engine and component work. Non-PBH revenue increased primarily due to a higher level of airframe project work, which was offset by lower levels of engine repair work, compared to fiscal 2013.

Direct Costs

For the fiscal year ended April 30,
(In thousands of U.S. dollars)

			Favorable (Unfavorable)
	2013	2014	$ Change	% Change
Crew costs	$(429,230)	$(429,106)	$124	—%
Base operations and other costs	(366,018)	(351,957)	14,061	3.8%
Maintenance	(232,486)	(281,727)	(49,241)	(21.2)%
Support costs	(162,367)	(169,354)	(6,987)	(4.3)%
	$(1,190,101)	$(1,232,144)	$(42,043)	(3.5)%

Direct costs increased by $42.0 million to $1,232.1 million compared to fiscal 2013. The increase in direct costs was due to increased maintenance and support costs offset by lower base operations and other costs compared to fiscal 2013.

Crew costs, including salary, benefits, training and recruitment, decreased by $0.1 million to $429.1 million compared to fiscal 2013. Crew costs vary due to changes in contract activity levels within our Helicopter Services business and have remained flat over fiscal 2013 despite regional variances. Crew costs increased over fiscal 2013 as a result of new contract work primarily in the Eastern and Western North Sea of $5.3 million and in Nigeria by $3.8 million, where we have renewed presence in that country. These increases were offset by a reduction in crew costs in other regions of $9.2 million due to changing levels of customer activity, primarily in Asia Pacific and in other African countries due to the timing of contract expirations and new contract commencements. Crew costs were incurred only by our Helicopter Services segment.

Base operations and other costs, which include our base operations, reimbursable costs, insurance costs and other external expenses, decreased by $14.1 million to $352.0 million compared to fiscal 2013. The majority of base operations and other costs related to our Helicopter Services segment, with $29.9 million related to our Heli-One segment, which have remained flat compared with fiscal 2013. There was a $25.0 million reduction in costs in our Helicopter Services segment over fiscal 2013, as a result of the receipt of insurance recoveries and due to reductions in costs in Australia, the Americas and in other African countries, primarily due to contract completions in these regions. Base costs also decreased in Brazil due to lower reimbursable fuel costs, with our new Cabo Frio facility being in close proximity to customer sites. These reductions were offset by higher costs incurred in the North Sea of $8.4 million, primarily due to higher levels of reimbursable costs which were driven by higher customer activity, and in Nigeria of $2.5 million, due to our renewed operations in that country.

Maintenance costs increased by $49.2 million to $281.7 million compared to fiscal 2013. Maintenance costs were primarily related to our Helicopter Services segment but are incurred almost entirely by Heli-One, which conducts maintenance work for Helicopter Services and also for external customers. Approximately two-thirds of these costs were related to Helicopter Services.

A significant part of the increase in maintenance costs over fiscal 2013 was related to the EC225 fleet. Maintenance costs include cash and immediately available credits, received in light of the EC225 suspension, which were booked as reductions to maintenance costs as they related to short-term performance issues. We incurred $10.1 million of costs in preparing the EC225 helicopters for return to service following the suspension. On resumption of EC225 commercial operations, our Helicopter Services segment incurred an additional $4.0 million of costs related to additional ongoing inspection costs of the helicopters, which are being incurred until the gear shaft retrofit is completed. See “— Recent Developments” included elsewhere in this Annual Report on Form 10-K for further information. In addition, higher maintenance activity was experienced on helicopters used as replacements during the EC225 suspension. Furthermore, on the resumption of the EC225 fleet’s normal commercial operations in the latter part of fiscal 2014, additional maintenance costs were incurred over fiscal 2013, primarily due to the timing of costs incurred on subcontracted maintenance work on the EC225 fleet.

Maintenance costs also increased compared to fiscal 2013 due to strategic initiatives and the life cycle of new technology helicopters. During fiscal 2014, we experienced higher maintenance costs on new technology helicopters which are no longer under OEM warranty. Maintenance costs also increased over fiscal 2013 as a result of additional spend on rotable parts maintenance in our MRO business. The costs incurred for the maintenance work on rotable parts are expensed as incurred. These increases were offset by $3.0 million of lower maintenance costs incurred to support external non-PBH revenue due primarily to the mix of work being performed for external customers and higher efficiency in certain of our workshops compared with fiscal 2013.

Support costs, which include certain regional executive functions, flights operations, safety, technical support, information technology and customer service costs, increased by $7.0 million to $169.4 million compared to fiscal 2013, due primarily to a combination of higher facilities and information technology costs incurred by Helicopter Services, and an additional $3.7 million of support costs, including salary and consulting costs, incurred for the start up of our Nigeria operations. The majority of support costs are incurred by Helicopter Services, with $25.3 million related to our Heli-One segment, which have decreased by $3.1 million over fiscal 2013, primarily due to lower salary and benefit costs incurred in fiscal 2014.

Helicopter Lease and Associated Costs

Helicopter lease and associated costs increased by $26.2 million to $227.9 million, due primarily to an increase in new technologically advanced helicopters. We are continuing to acquire new technologically advanced helicopters to meet our customers’ needs as they continue production, exploration and development into deeper waters. We anticipate we will continue to finance helicopters through operating leases and may make strategic decisions as required to purchase certain helicopters outright. The purchase of helicopters allows for greater jurisdictional flexibility as some lease agreements restrict the movement of helicopters to certain countries.

General and Administrative Costs

General and administrative costs increased by $21.0 million to $95.1 million compared to fiscal 2013. The increase was primarily due to increased stock-based compensation expense of $25.7 million and additional costs related to our IPO on the New York Stock Exchange. The stock-based compensation expense has increased primarily as a result of performance conditions under our 2011 Management Equity Plan being met at the time of our IPO. For more information, see Note 17 of the annual audited consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Annual Report on Form 10-K. These increases were partially offset by lower information technology costs relating to software implementation, and lower consulting and other salary costs compared to fiscal 2013.

Depreciation

Depreciation expense increased by $12.6 million to $144.6 million compared to fiscal 2013. The increase was primarily due to a depreciation review conducted in our Helicopter Services segment during the third quarter of fiscal 2013, with the effects of the review first showing in our results in the fourth quarter of 2013. We plan to exit certain helicopter types after the helicopters complete existing customer contracts over the period from 2015 to 2018. When we conducted our depreciation review, we reduced the useful lives and residual values of 18 helicopters that will be exited and fiscal 2014 reflects a higher rate of depreciation as a result. In our Heli-One segment, depreciation increased primarily due to an increase in rotable parts, which can be repaired and re-used for several years to service the new technologically advanced helicopters. Of the fiscal 2013 depreciation expense, $78.8 million related to Heli-One, $52.3 million related to Helicopter Services and the remainder related to the Corporate Segment. Of the fiscal 2014 depreciation expense, $86.5 million was related to Heli-One and $57.3 million was related to Helicopter Services and the remainder related to the Corporate Segment.

Restructuring Costs

Restructuring costs decreased by $11.0 million compared to fiscal 2013, with no restructuring costs incurred in fiscal 2014. Of our restructuring costs in fiscal 2013, $6.8 million related to the Corporate Segment, $2.6 million related to the Helicopter Services segment, and $1.6 million related to the Heli-One segment.

Asset impairments

	For the fiscal year ended April 30,		Favorable (Unfavorable)
(In thousands of U.S. dollars)	2013	2014	$ Change
Impairment of receivables and funded residual value guarantees	$(1,671)	$(1,115)	$556
Impairment of assets held for sale	(12,164)	(18,486)	(6,322)
Impairment of assets held for use	(8,421)	(5,453)	2,968
Impairment of intangible assets	(7,725)	(879)	6,846
Total asset impairments	$(29,981)	$(25,933)	$4,048

Asset impairments decreased to $25.9 million, compared to $30.0 million in fiscal 2013. The decrease was due to lower impairment on embedded equity, an intangible asset, in combination with lower impairment on assets held for use, compared to fiscal 2013. These decreases were offset partially by increased impairment of assets held for sale in the Helicopter Services segment. The primary reason for the change in impairment is due to changes in market conditions. Of the fiscal 2013 asset impairments, $29.9 million related to the Helicopter Services segment and $0.1 million related to the Corporate Segment. Of the fiscal 2014 asset impairment expense, $24.8 million was related to Helicopter Services and $1.1 million was related to the Corporate segment.

Interest on Long-Term Debt

Interest on long-term debt obligations increased by $26.0 million to $153.2 million compared to fiscal 2013, primarily due to interest on the additional $200.0 million in senior secured notes issued on October 5, 2012 and the $300.0 million of senior unsecured notes issued on May 13, 2013 by CHC Helicopter S.A., our wholly owned subsidiary. The increase was offset in part by decreased interest costs on our revolving credit facility of $5.7 million, due to lower usage of this facility in fiscal 2014, and due to a reduction in interest expense incurred on our senior secured notes, of which we redeemed $130.0 million on February 7, 2014.

Foreign Exchange Loss

Foreign exchange loss decreased by $5.4 million to a loss of $6.0 million compared to fiscal 2013. Our foreign exchange loss was driven primarily by the strengthening and weakening of foreign currency denominated assets and liabilities against the functional currency of our subsidiary companies. During fiscal 2014, the U.S. dollar strengthened against the Norwegian kroner and the Canadian dollar but weakened against the Euro, which resulted in foreign exchange losses due to the net monetary asset and liability positions held by our subsidiaries.

Other Financing Charges

Other financing charges include the amortization of deferred financing costs, interest income and expense on cash balances and bank indebtedness, and the net gain or loss on the fair value of derivative financial instruments and embedded derivatives. Other financing charges increased by $4.5 million to $23.3 million compared to fiscal 2013 primarily due to a $7.7 million loss incurred on the extinguishment of $130.0 million of our senior secured notes on February 7, 2014 and $5.0 million of higher amortization of deferred financing fees, due to new the issuance of the $200.0 million in senior secured notes issued on October 5, 2012 and the $300.0 million of senior unsecured notes issued on May 13, 2013. In addition, certain deferred financing costs incurred with our previous revolving credit facility were expensed in fiscal 2014 as a result of the renegotiation of this facility. See “— Liquidity and Sources of Liquidity — Future Cash Requirements”. A higher loss on the valuation of derivatives and embedded derivatives of $2.6 million was incurred compared to fiscal 2013 due to foreign currency movements. These increases were offset in part by a $10.0 million fee settlement received during fiscal 2014.

Loss on Disposal of Fixed Assets

Loss on disposal of fixed assets decreased by $8.9 million to $6.6 million compared to fiscal 2013, due primarily to a decrease in losses from the sale and leaseback of helicopters in our Helicopter Services segment. Of the fiscal 2013 loss on disposal of fixed assets, $14.5 million related to the Helicopter Services segment and $1.1 million related to the Heli-One segment, which were partially offset by a gain of $0.1 million related to the Corporate Segment. Of the fiscal 2014 loss on disposal of fixed assets, $3.4 million related to the Helicopter Services segment and $3.2 million related to the Heli-One segment.

Income Tax Expense

Income tax expense decreased by $26.1 million to $28.4 million compared to fiscal 2013. The effective tax rate for fiscal 2013 was (86.3)% compared to (19.9)% in fiscal 2014. The below table provides a breakdown of the items which caused the change in tax expense between fiscal 2013 and 2014:

(In millions of U.S. dollars)	Increase (decrease) in tax expense	Effective tax rate
Income tax expense at April 30, 2013	$54.5	(86.3)%
Rate differences in various jurisdictions and other foreign taxes	(38.0)
Non-deductible items	34.4
Functional currency adjustments	(8.6)
Valuation allowance	0.1
Other items	(14.0)
Income tax expense at April 30, 2014	$28.4	(19.9)%

The decrease in the income tax expense was primarily due to an increase in the tax recovery calculated at the tax rate in effect in various jurisdictions in which we operate, a higher level of non-taxable income in foreign jurisdictions and the effect of functional currency adjustments, offset by a higher level of non-deductible items compared to fiscal 2013.

The $38.0 million increase in the calculated recovery from rate differences in various jurisdictions was primarily a result of higher losses incurred in fiscal 2014. This recovery was offset by valuation allowances for these tax losses. The change in the valuation allowance has remained comparable with 2013, despite the higher provision for losses in fiscal 2014, primarily due to a change in the assessment of deferred tax asset recoverability in the U.S., Australia, Netherlands and Norway EHOB (EEA Helicopters Operations B.V) in fiscal 2013. The increase in non-deductible items of $34.4 million was primarily related to higher levels of non-deductible interest, due to tax legislative changes that occurred in Norway and the Netherlands, and non-deductible stock option expenses, which increased in fiscal 2014 due to our IPO. Other items include the impact of higher levels of non-taxable income in foreign jurisdictions, which caused a decrease in the tax expense of $9.9 million compared to fiscal 2013, and a $2.7 million reduction in income tax expense related to tax adjustments for prior periods, compared to fiscal 2013. The adjustments related to prior periods are fully provided for by valuation allowances and have no impact on our overall tax expense.

The effective tax rate is the ratio of income tax expense to loss from continuing operations before income tax. In addition to the impact on income tax expense described in the preceding table, the reduction in the negative effective tax rate from (86.3)% to (19.9)% resulted from an increase in the net loss from continuing operations before income tax compared to fiscal 2013 without a corresponding change in income tax expense due to valuation allowances recorded against deferred income tax assets in many jurisdictions, and a reduction in tax expense compared to fiscal 2013 due to a higher amount of uncertain tax positions recognized in fiscal 2013. In addition, a significant component of income tax expense for the 2013 and 2014 fiscal years is represented by income taxes in certain jurisdictions, such as withholding taxes, which are not directly correlated to movements in the net loss from continuing operations before income tax. Furthermore, movements in our loss from continuing operations may occur in jurisdictions where we are not recognizing the benefit of deferred tax assets, which could result in no corresponding movement in our income tax expense.

Non-Controlling Interests

Net earnings allocated to non-controlling interests decreased by $1.3 million to $1.6 million, due to a decrease in net earnings in EHOB, primarily from higher helicopter lease and financing costs offset by a lower income tax expense compared to fiscal 2013. See Note 3 of our annual audited consolidated financial statements for the fiscal years ended April 30, 2012, 2013, and 2014 included elsewhere in this Annual Report on Form 10-K.

Segmented Results of Operations

Helicopter Services

For the fiscal year ended April 30,
(In thousands of U.S. dollars)

	For the fiscal year ended April 30,		Favorable (Unfavorable)
	2013	2014	$ Change	% Change
Operating revenue	$1,437,865	$1,453,039	$15,174	1.1%
Reimbursable revenue	165,538	164,669	(869)	(0.5)%
Total third-party revenue	1,603,403	1,617,708	14,305	0.9%
Internal revenue	5,575	4,404	(1,171)	(21.0)%
Total revenue	$1,608,978	$1,622,112	$13,134	0.8%
Direct costs(i)	(1,144,045)	(1,141,514)	2,531	0.2%
Earnings from equity accounted investees	4,718	7,240	2,522	53.5%
Adjusted EBITDAR	$469,651	$487,838	$18,187	3.9%
Adjusted EBITDAR margin(ii)	32.5%	33.5%	1.0%	3.1%
Flight hours	163,442	150,395	(13,047)	(8.0)%
# of Helicopters	247	236	(11)	(4.5)%
Helicopter lease and associated costs	$(201,736)	$(227,893)	$(26,157)	(13.0)%
Average HE count(iii)	164.7	164.7	—	—%
HE Rate(iii)	$8,730	$8,822	$92	1.1%

(i)    In fiscal 2013, direct costs were comprised of crew costs of $429.2 million, base operations and other costs of $353.7 million and maintenance and support costs of $361.1 million. In fiscal 2014, direct costs were comprised of crew costs of $429.1 million, base operations and other costs of $340.9 million and maintenance and support costs of $371.5 million.

(ii)   Adjusted EBITDAR margin is calculated as Adjusted EBITDAR divided by total revenue less reimbursable revenue. Cost reimbursements from customers are recorded as reimbursable revenue with the related reimbursement expense in direct costs.

(iii)  HE Rate is the third-party operating revenue from the Helicopter Services segment excluding reimbursable revenue divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet. Our heavy and medium helicopters, including owned and leased, are weighted at 100% and 50% respectively to arrive at a single HE count, excluding helicopters expected to be retired from our fleet. An average of this figure is used to calculate our HE Rate.

Helicopter Services Adjusted EBITDAR increased by $18.2 million to $487.8 million and Adjusted EBITDAR margin increased by 1.0% compared to fiscal 2013. Adjusted EBITDAR improved in the North Sea and in our Asia Pacific regions but was flat in the Americas and declined in Africa-Euro Asia. The primary changes which positively impacted Adjusted EBITDAR for Helicopter Services as compared to fiscal 2013 were as follows:

•   In the Eastern North Sea, contract wins from several customers, offset by reduced ad-hoc and other non-recurring work and higher levels of maintenance costs, resulted in a net increase to Adjusted EBITDAR of $10.9 million in fiscal 2014 compared to fiscal 2013. This increased Adjusted EBITDAR margin by 0.5%;

•   In the Western North Sea, Adjusted EBITDAR increased due to additional helicopter requirements from existing oil and gas customers, in addition to net new contract work in the Netherlands. These changes improved Adjusted EBITDAR by $11.6 million and Adjusted EBITDAR margin by 0.6%;

•   Adjusted EBITDAR improved by $19.7 million due to an increase in oil and gas activities in Southeast Asia, including East Timor, where new contract wins and contract renewals increased Adjusted EBITDAR margin by 1.0%;

•   Reduced SAR and other contract activity in the United Kingdom was offset by additional SAR work in Ireland, as a result of the transition of an existing customer to more technologically advanced helicopters, which resulted in a net increase to Adjusted EBITDAR of $5.2 million and a positive impact to Adjusted EBITDAR margin of 0.3%; and

•   Adjusted EBITDAR and Adjusted EBITDAR margin increased by $15.6 million and 0.8% respectively due to new contract wins for oil and gas customers in Africa and Central America.

These improvements to Adjusted EBITDAR and Adjusted EBITDAR margin were offset primarily by the following factors which negatively impacted Adjusted EBITDAR compared to fiscal 2013:

•   Adjusted EBITDAR and Adjusted EBITDAR margin decreased by $18.3 million and 0.9% respectively in Australia due to contract completions for oil and gas customers;

•   Adjusted EBITDAR and Adjusted EBITDAR margin decreased by $5.8 million and 0.3% in our Africa-Euro Asia regions, including Tanzania, Liberia and South Africa, primarily as a result of contract completions and the expiration of short-term contract work;

•   Adjusted EBITDAR decreased by $2.0 million in Kazakhstan due to oil and gas customer requirements transitioning from exploration to production, causing a reduction in demand which negatively impacted Adjusted EBITDAR margin by 0.1%; and

•   Adjusted EBITDAR in the Americas decreased $10.6 million and Adjusted EBITDAR margin was impacted by 0.5% compared to fiscal 2013 due to the expiration of customer contracts in the Falkland Islands.

In addition, we incurred certain additional costs in fiscal 2014 compared to fiscal 2013 which negatively impacted Adjusted EBITDAR. These decreased Adjusted EBITDAR by $10.1 million and Adjusted EBITDAR margin by 0.5%. These costs were as follows:

•   Higher costs, partially offset by contract revenue, decreased Adjusted EBITDAR by $6.1 million in Nigeria due to additional crew, base and other costs primarily associated with the set up and commencement of operations within the country; and

•   Higher costs of $4.0 million were incurred for additional ongoing inspection costs of EC225 helicopters by our Helicopter Services business. See Item 7. “Recent Developments” included elsewhere in this Annual Report on Form 10-K for further information.

The balance of the change in Adjusted EBITDAR relates to changes in the results of operations in our other regions and fleet operations, from centralized costs and earnings from equity accounted investees compared to fiscal 2013. In fiscal 2014, earnings from equity accounted investees have increased by $2.5 million, primarily as a result of additional earnings from our equity accounted investment in Thai Aviation Services.

Helicopter leasing and associated costs increased by $26.2 million to $227.9 million, due primarily to an increase in technologically advanced helicopter operating leases entered into during fiscal 2014, which have a higher lease cost. We are acquiring technologically advanced helicopters to meet customers’ needs as they continue exploration and development into deeper waters. We anticipate that we will continue to finance helicopters through operating leases and may make strategic decisions as required to purchase certain helicopters outright. The purchase of helicopters allows for greater jurisdictional flexibility as some lease agreements restrict the movement of helicopters to certain countries.

Heli-One

For the fiscal year ended April 30,
(In thousands of U.S. dollars)

	For the fiscal year ended April 30,		Favorable (Unfavorable)
	2013	2014	$ Change	% Change
Third-party revenue	$140,444	$147,271	$6,827	4.9%
Internal revenue	286,709	278,946	(7,763)	(2.7)%
Total revenue	$427,153	$426,217	$(936)	(0.2)%
Direct costs(i)	(335,453)	(370,883)	(35,430)	(10.6)%
Adjusted EBITDAR	$91,700	$55,334	$(36,366)	(39.7)%
Adjusted EBITDAR Margin(ii)	21.5%	13.0%	(8.5)%	(39.5)%

(i)    In fiscal 2013, direct costs were comprised of maintenance costs of $277.2 million and other costs of $58.3 million. In fiscal 2014, direct costs were comprised of maintenance costs of $315.7 million and other costs of $55.2 million. Other costs include base operations and other costs and support costs which for Heli-One include freight costs, consulting, insurance and other items.

(ii)   Adjusted EBITDAR margin is calculated as Adjusted EBITDAR divided by total revenue less reimbursable revenue, of which there was none in the Heli-One segment in fiscal 2013 and 2014.

Heli-One generates the majority of its revenue by supporting internal flying operations. Adjusted EBITDAR decreased by $36.4 million to $55.3 million and Adjusted EBITDAR margin decreased by 8.5% compared to fiscal 2013. The primary changes compared to fiscal 2013 were as follows:

•   Increased costs were incurred in fiscal 2014 to return the EC225 helicopter fleet to normal service. This had an unfavorable impact on Adjusted EBITDAR of $10.1 million, which impacted Adjusted EBITDAR margin by 2.4%;

•   There was increased maintenance spend in fiscal 2014 for EC225 helicopters on the resumption of normal commercial operations, including maintenance activities which have been subcontracted to third-parties, which decreased Adjusted EBITDAR by $10.0 million and Adjusted EBITDAR margin by 2.3% compared to fiscal 2013;

•   Increased costs were incurred in fiscal 2014 following the expiration of warranties on new technology helicopters, including S92A and AW139 helicopters, the maintenance of rotable parts to improve helicopter availability, and higher maintenance activity on helicopters used as replacements during the EC225 suspension. These factors had an unfavorable impact on Adjusted EBITDAR of $22.4 million, which impacted Adjusted EBITDAR margin by 5.2%;

•   These increased costs were offset an improvement in Adjusted EBITDAR of $6.1 million, due to improved levels of maintenance efficiency and a higher proportion of higher margin MRO work compared to fiscal 2013, in addition to lower support costs. These cost reductions improved Adjusted EBITDAR margin by 1.4%.

The Fiscal Year Ended April 30, 2013 Compared to the Fiscal Year Ended April 30, 2012

Consolidated Results Summary

For the fiscal year ended April 30,
(In thousands of U.S. dollars)

			Favorable (Unfavorable)
	2012	2013	$ Change	% Change
Helicopter Services(i)	$1,526,060	$1,603,403	$77,343	5.1%
Heli-One	166,479	140,444	(26,035)	(15.6)%
Total revenue	$1,692,539	$1,743,847	$51,308	3.0%
Direct costs(ii)	(1,205,740)	(1,190,101)	15,639	1.3%
Helicopter lease and associated costs	(176,685)	(201,736)	(25,051)	(14.2)%
Total direct costs	$(1,382,425)	$(1,391,837)	$(9,412)	(0.7)%
Flying hours	172,145	163,442	(8,703)	(5.1)%
# of helicopters	252	247	(5)	(2.0)%
Average HE count(iii)	169.2	164.7	(4.5)	(2.7)%
HE Rate(iii)	$8,034	$8,730	$696	8.7%

(i)    Includes revenue from the customer reimbursement of fuel costs of $98.0 million for the fiscal year ended April 30, 2012 and $100.3 million for the fiscal year ended April 30, 2013.

(ii)   Includes $101.2 million in fuel costs for the fiscal year ended April 30, 2012 and $103.8 million for the fiscal year ended April 30, 2013.

(iii)  HE Rate is the third-party operating revenue from the Helicopter Services segment excluding reimbursable revenue divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet. Our heavy and medium helicopters, including owned and leased, are weighted at 100% and 50% respectively to arrive at a single HE count, excluding helicopters expected to be retired from our fleet. An average of this figure is used to calculate our HE Rate.

Consolidated Results of Operations

Revenue

Revenue increased by $51.3 million to $1,743.8 million compared to fiscal 2012.

Helicopter Services

For the fiscal year ended April 30,
(in thousands of U.S. dollars)

			Favorable (Unfavorable)
	2012	2013	$ Change	% Change
Eastern North Sea	$382,295	$365,350	$(16,945)	(4.4)%
Western North Sea	383,782	395,173	11,391	3.0%
Americas	242,485	302,089	59,604	24.6%
Asia Pacific	305,533	346,737	41,204	13.5%
Africa-Euro Asia	204,793	185,566	(19,227)	(9.4)%
Other	7,172	8,488	1,316	18.3%
Total	$1,526,060	$1,603,403	$77,343	5.1%

Helicopter Services revenue increased by $77.3 million, due primarily to new flying contracts with increased flying hours in the Americas, Asia Pacific and the Western North Sea in fiscal 2013. These revenue increases were offset by decreases in the Eastern North Sea and the Africa-Euro Asia region.

North Sea. The Western North Sea contributed additional revenues of $11.4 million, due primarily to new contracts generated from an increase in oil and gas activity in Scotland, England and Ireland. The increase in the Western North Sea’s revenue was partially offset by a $24.9 million impact from a lost contract in Denmark. The Eastern North Sea’s revenue decreased by $16.9 million due to a contract expiry in Norway, which resulted in an $18.7 million decrease in revenue that was partially offset by new contracts from an increase in oil and gas activity in the region.

The Americas. The Americas contributed an additional $59.6 million in revenues, due primarily to $72.1 million of revenue from new contracts for heavy helicopters in Brazil combined with the deployment of all helicopters under contracts entered into in Brazil in late fiscal 2012. These increases in Brazil were partially offset by the expiry of some short-term contracts and by decreases in North America from expired contracts.

Asia Pacific. Asia Pacific contributed an additional $41.2 million due primarily to new contracts entered into at the end of fiscal 2012, where all helicopters under such contracts were deployed in fiscal 2013. New contract wins in Australia and East Timor increased revenue by $45.0 million over the prior year. The revenue increases in Australia and East Timor were partially offset by a net decrease of $7.8 million in Southeast Asia from expired contracts.

Africa-Euro Asia. Revenue decreased by $19.2 million, due primarily to the sale of the fixed wing aircraft in Chad at the end of fiscal 2012 and our exit from our relationship with our previous partner in Nigeria. We are in the process of transitioning to new partners. In October 2012, we received our Nigerian AOC for a single helicopter type and are in the process of setting up our interim base. These decreases in revenue were partially offset by revenue increases in Kazakhstan, Mozambique and Tanzania as increased oil and gas activities in these areas generated new contracts.

Heli-One

Heli-One revenue decreased by $26.0 million due primarily to a decrease in non-PBH project sales, including airframe, engine and component work. The decrease in airframe, engine and component work was primarily attributable to fewer airframe maintenance and modification projects completed during fiscal 2013.

Direct Costs

For the fiscal year ended April 30,
(In thousands of U.S. dollars)

			Favorable (Unfavorable)
	2012	2013	$ Change	% Change
Crew costs	$(413,024)	$(429,230)	$(16,206)	(3.9)%
Base operations and other costs	(374,512)	(366,018)	8,494	2.3%
Maintenance	(260,210)	(232,486)	27,724	10.7%
Support costs	(157,994)	(162,367)	(4,373)	(2.8)%
	$(1,205,740)	$(1,190,101)	$15,639	1.3%

Direct costs decreased by $15.6 million to $1,190.1 million compared to fiscal 2012. The decrease in direct costs was due primarily to decreases in base operations and other costs and maintenance costs partially offset by an increase in crew and support costs.

Crew costs increased by $16.2 million to $429.2 million compared to fiscal 2012. The increase was due primarily to additional crew costs for new and existing contracts in Brazil, Australia, the United Kingdom, Mozambique, Kazakhstan and Tanzania. These increases were offset by decreases in crew from expired contracts and reduced flying hours in Denmark, Norway and Nigeria. Chad also had a decrease in crew costs as we sold our fixed wing aircraft at the end of fiscal 2012. Crew costs were incurred only by our Helicopter Services segment.

Base operations and other costs decreased by $8.5 million to $366.0 million compared to fiscal 2012. Base operations and other costs also included fuel costs re-chargeable to our customers, insurance and travel. The majority of base and operations and other costs related to our Helicopter Services segment, with $29.9 million related to our Heli-One segment, which have decreased by $17.7 million compared with fiscal 2012. The decrease for Heli-One is due primarily to other costs, where we had a sale of parts to a customer in fiscal 2012 that did not reoccur in fiscal 2013. The decrease in base and other costs was partially offset by new contracts in Brazil, Australia and the North Sea, which increased the base set-up costs.

Maintenance costs decreased by $27.7 million to $232.5 million compared to fiscal 2012 due primarily to lower lease return costs being recorded in fiscal 2013, which are recorded when they are probable and can be estimated, usually near the end of the helicopter lease term, the expiry of certain customer contracts reducing activity and cost and the decrease in third-party non-PBH sales. Maintenance costs were primarily related to our Helicopter Services segment but are incurred by Heli-One, which conducts maintenance work for Helicopter Services and also for external customers. Approximately two thirds of these costs related to Helicopter Services.

Support costs increased by $4.4 million to $162.4 million compared to fiscal 2012 to support the centralized flying operations center in our Helicopter Services segment and related consulting costs. The majority of support costs are incurred by Helicopter Services, with $28.4 million related to our Heli-One segment, which have decreased by $5.4 million compared with fiscal 2012 due to lower consulting costs in this segment.

Helicopter Lease and Associated Costs

Helicopter leasing costs increased by $25.1 million to $201.7 million, due primarily to an increase in new technologically advanced helicopter additions. We are continuing to acquire new technologically advanced helicopters to meet our customers’ needs as they continue production, exploration and development into deeper waters. We anticipate we will continue to finance helicopters through operating leases and may make strategic decisions as required to purchase certain helicopters outright. The purchase of helicopters allows for greater jurisdictional flexibility as some lease agreements restrict the movement of helicopters to certain countries.

General and Administration Costs

General and administration costs included in the results of the Corporate Segment increased by $4.0 million to $74.1 million compared to fiscal 2012. The increase is due primarily to $2.0 million in additional information technology costs, $9.8 million of additional personnel support costs, consulting and trainings costs partially offset by a $7.2 million decrease in insurance costs as there were fewer reported claims in fiscal 2013. Information technology costs increased as we incurred more training and consulting costs to support the go-live of the new Heli-One integrated IT system in November 2012 and to support other new global systems that are being implemented as part of the broad transformation initiative. Personnel support costs have increased due primarily to compensation costs where vacant roles have been filled.

Depreciation

Depreciation expense increased by $19.0 million to $131.9 million compared to fiscal 2012, due primarily to an increase in the Heli-One segment of rotable parts which can be repaired and re-used for several years to service the new technologically advanced helicopters and an increase in helicopter depreciation expense in the Helicopter Services segment. During fiscal 2013 we identified two older helicopter types that would be exited. As part of this exit, we performed an annual review of the useful lives of helicopters and reduced the useful lives of these helicopters. This change in estimate resulted in an increase to depreciation of $11.3 million in fiscal 2013. Of the fiscal 2012 depreciation expense, $66.4 million related to Heli-One, $44.4 million related to Helicopter Services and the remainder related to the Corporate Segment. Of the fiscal 2013 depreciation expense, $78.8 million related to Heli-One, $52.3 million related to Helicopter Services and the remainder related to the Corporate Segment.

Restructuring Costs

Restructuring costs decreased by $11.5 million to $11.0 million compared to fiscal 2012, due primarily to a decrease in initial costs associated with the implementation of new systems and processes allowing for global standardization in the Helicopter Services, Heli-One and Corporate Segments. Of our restructuring costs in fiscal 2012, $17.8 million related to the Corporate Segment, $4.5 million related to the Helicopter Services segment and $0.2 million related to the Heli-One segment. Of our restructuring costs in fiscal 2013, $6.8 million related to the Corporate Segment, $2.6 million related to the Helicopter Services segment, and $1.6 million related to the Heli-One segment.

Asset impairments

	For the fiscal year ended April 30,		Favorable (Unfavorable)
(In thousands of U.S. dollars)	2012	2013	$ Change
Recovery (impairment) of receivables and funded residual value guarantees	$36	$(1,671)	$(1,707)
Impairment of assets held for sale	(13,469)	(12,164)	1,305
Impairment of assets held for use	—	(8,421)	(8,421)
Impairment of intangible assets	(4,218)	(7,725)	(3,507)
Total asset impairments	$(17,651)	$(29,981)	$(12,330)

Asset impairments increased by $12.3 million to $30.0 million compared to fiscal 2012. Asset impairments include the impairment of receivables and funded residual value guarantees, assets held for sale, assets held for use and intangible assets. The increase in asset impairments related to the Helicopter Services segment is due primarily to an increase of $8.4 million in impairment of assets held for use and an increase of $3.5 million in intangible assets. The impairment of assets held for sale increased compared to fiscal 2012 as there are certain helicopter types we will be exiting once all the helicopters have completed their flying obligations. The impairment of intangible assets increased compared to fiscal 2012 as the impairment of embedded equity recognized on leased helicopters was higher for our older technology helicopters due to a decline in helicopter values. Of the fiscal 2012 asset impairments, $17.4 million related to the Helicopter Services segment and $0.3 million related to the Corporate Segment. Of the fiscal 2013 asset impairments, $29.9 million related to the Helicopter Services segment and $0.1 million related to the Corporate Segment.

Loss on Disposal of Fixed Assets

Loss on disposal of fixed assets increased by $23.7 million to $15.5 million compared to fiscal 2012 due primarily to an increase in the losses from the sale and leaseback of helicopters in the Helicopter Services segment. Of the fiscal 2012 gain on disposal of fixed assets, $7.7 million related to the Helicopter Services segment and $1.7 million related to the Corporate Segment, which were partially offset by a loss of $(1.2) million related to the Heli-One segment. Of the fiscal 2013 loss on disposal of fixed assets, $14.5 million related to the Helicopter Services segment and $1.1 million related to the Heli-One segment, which were partially offset by a gain of $0.1 million related to the Corporate Segment.

Interest on Long-Term Debt

Interest on long-term debt increased by $10.6 million to $127.2 million compared to fiscal 2012 due primarily to an increase in the interest expense on the issuance of the $200.0 million in senior secured notes on October 5, 2012 partially offset by a decrease in capital lease interest expense as certain capital leases were refinanced at the end of fiscal 2012 as operating leases.

Foreign Exchange Gains (Losses)

Foreign exchange gains decreased by $13.2 million to a foreign exchange loss of $11.4 million compared to fiscal 2012 from the revaluation of net liability positions denominated in U.S. dollars in entities with Norwegian Kroner and Euro functional currencies as the U.S. dollar strengthened in fiscal 2013 relative to those currencies as compared to the prior period.

Income Tax Expense

Income tax expense increased by $6.2 million to $54.5 million compared to fiscal 2012. The effective tax rate for fiscal 2013 is (86.3)% compared to (151.2)% in fiscal 2012. The below table provides a breakdown of the items which caused the change in tax expense between fiscal 2013 and 2012:

(In millions of U.S. dollars)	Increase (decrease) in tax expense	Effective tax rate
Income tax expense at April 30, 2012	$48.2	(151.2)%
Non-deductible items	4.9
Functional currency adjustments	4.6
Valuation allowance	2.9
Rate differences in various jurisdictions and other	(6.1)
Income tax expense at April 30, 2013	$54.5	(86.3)%

The increase in income tax expense as compared to fiscal 2012 is due primarily to an increase in non-deductible items, functional currency adjustments and an increase in the valuation allowance taken against deferred tax assets in certain jurisdictions in the amounts indicated in the above table. Other items resulting in a net decrease to tax expense of $6.1 million include rate differences in various jurisdictions and an increase in non taxable income. The increase in non -taxable income was as a result of restructuring certain intercompany debt. The non deductible items increased by $4.9 million due to an increase in the non-deductible interest expense incurred in certain jurisdictions. Income tax expense increased by $4.6 million due to functional currency adjustments from foreign currency gains related to tax balances denominated in Norwegian Kroner, Euro and Canadian dollars in entities with a U.S. dollar functional currency as the U.S. dollar weakened in fiscal 2013 relative to those currencies compared to the prior period. The increase in the valuation allowance of $2.9 million compared to the prior year was due to a change in our assessment of the future realization of certain tax assets in fiscal 2013. This change in assessment resulted in a change in the valuation allowance of $58.8 million. Of this amount, $34.2 million was primarily in relation to deferred tax assets in the U.S., Australia, Netherlands and Norway EHOB.

The effective tax rate is the ratio of income tax recovery (expense) to loss from continuing operations before income tax. In addition to the impact on income tax expense described in the preceding table, the reduction in the negative effective tax rate from (151.2)% to (86.3)% resulted from an increase in the net loss from continuing operations before income tax compared to the prior year period without a corresponding change in income tax recovery (expense) due to valuation allowances recorded against deferred income tax assets in many jurisdictions. In addition, a significant component of income tax expense for the 2013 fiscal year and the prior period is represented by income taxes in certain jurisdictions, such as withholding taxes, which are not directly correlated to movements in the net loss from continuing operations before income tax. Furthermore, movements in our loss from continuing operations may occur in jurisdictions where we are not recognizing the benefit of deferred tax assets, which could result in no corresponding movement in our income tax recovery (expense).

Non-Controlling Interest

Net earnings allocated to non-controlling interest decreased by $9.5 million to $2.9 million, due primarily to a decrease in net earnings in EHOB from higher income tax expense and the loss on the mark to market of derivatives which relate to embedded foreign currency derivatives in some of our helicopter services contracts. See Note 3 of our audited annual consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Annual Report on Form 10-K.

Segmented Results of Operations

Helicopter Services

For the fiscal year ended April 30,
(In thousands of U.S. dollars)

	For the fiscal year ended April 30,		Favorable (Unfavorable)
	2012	2013	$ Change	% Change
Operating revenue	$1,359,316	$1,437,865	$78,549	5.8%
Reimbursable revenue	166,744	165,538	(1,206)	(0.7)%
Total third-party revenue	1,526,060	1,603,403	77,343	5.1%
Internal revenue	7,568	5,575	(1,993)	(26.3)%
Total revenue	$1,533,628	$1,608,978	$75,350	4.9%
Direct costs(i)	(1,135,743)	(1,144,045)	(8,302)	(0.7)%
Earnings from equity accounted investees	2,844	4,718	1,874	65.9%
Adjusted EBITDAR	$400,729	$469,651	$68,922	17.2%
Adjusted EBITDAR margin(ii)	29.3%	32.5%	3.2%	10.9%
Flight hours	172,145	163,442	(8,703)	(5.1)%
# of Helicopters	252	247	(5)	(2.0)%
Helicopter lease and associated costs	$(176,685)	$(201,736)	$(25,051)	(14.2)%
Average HE count(iii)	169.2	164.7	(4.5)	(2.7)%
HE Rate(iii)	$8,034	$8,730	$696	8.7%

 (i)   In fiscal 2012, direct costs were comprised of crew costs of $417.3 million, base and operations and other costs of $338.9 million and maintenance and support costs of $379.5 million. In fiscal 2013, direct costs were comprised of crew costs of $429.2 million, base and operations and other costs of $353.7 million and maintenance and support costs of $361.1 million.

(ii)   Adjusted EBITDAR margin is calculated as Adjusted EBITDAR divided by total revenue less reimbursable revenue. Cost reimbursements from customers are recorded as reimbursable revenue with the related reimbursement expense in direct costs.

(iii)  HE Rate is the third-party operating revenue from the Helicopter Services segment excluding reimbursable revenue divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet. Our heavy and medium helicopters, including owned and leased, are weighted at 100% and 50% respectively to arrive at a single HE count, excluding helicopters expected to be retired from our fleet. An average of this figure is used to calculate our HE Rate.

Helicopter Services Adjusted EBITDAR increased by $68.9 million to $469.7 million compared to fiscal 2012. The increase in Adjusted EBITDAR is due primarily to the Americas, Asia Pacific, and the North Sea offset by Africa-Euro Asia.

North Sea. The Western North Sea contributed an additional $9.5 million in Adjusted EBITDAR due primarily to margins from new contracts in Scotland, England and Ireland, which partially offset the margins from lost and expired contracts. The Eastern North Sea contributed an additional $8.0 million in Adjusted EBITDAR despite a net decrease in revenues due to lower compensation costs in the region. The net improvement in the North Sea Adjusted EBITDAR margin was 1.3% over the prior year.

The Americas. The Americas Adjusted EBITDAR increased by $24.3 million due primarily to a $32.6 million increase in Brazil, where increased margins on new heavy helicopter contracts combined with the deployment of additional helicopters under contracts that began in April 2012. Brazil also had an improvement in crew and helicopter availability that led to an increase in Adjusted EBITDAR. This increased the Adjusted EBITDAR margin by 0.8% over the prior year. These increases in the Americas’ Adjusted EBITDAR were partially offset by a $10.6 million decrease in North America Adjusted EBITDAR from expired contracts which had a negative impact of 0.5% on Adjusted EBITDAR margin.

Asia Pacific. Asia Pacific’s increase in Adjusted EBITDAR of $23.3 million is due primarily to the margins from new contracts being partially offset by higher crew costs.

Africa-Euro Asia. The Africa-Euro Asia region had a net decrease in Adjusted EBITDAR of $2.8 million, due primarily to a $10.3 million decrease in Chad and Nigeria, offset by a $14.1 million increase in Mozambique and Tanzania from an increase in oil and gas activities that generated new contracts. Adjusted EBITDAR has decreased in Chad as we sold our fixed wing aircraft at the end of fiscal 2012 and we are continuing to incur costs while we transition our Nigerian operations to our new partners. In October 2012, we received our Nigerian AOC for a single helicopter type and are in the process of setting up our interim base. The Adjusted EBITDAR margin increased by 0.2% as a result of these changes.

Helicopter leasing costs for fiscal 2013 increased by $25.1 million to $201.7 million compared to fiscal 2012, due primarily to an increase in technologically advanced helicopters additions that have higher lease costs partially offset by a number of helicopters that were converted to capital leases during fiscal 2012. We are continuing to acquire technologically advanced helicopters to meet our customers’ needs as they continue exploration and development and production into deeper waters. We anticipate we will continue to finance helicopters through operating leases and may make strategic decisions as required to purchase certain helicopters outright. The purchase of helicopters allows for greater jurisdictional flexibility as some lease agreements restrict the movement of helicopters to certain countries.

Heli-One

For the fiscal year ended April 30,
(In thousands of U.S. dollars)

	For the fiscal year ended April 30,		Favorable (Unfavorable)
	2012	2013	$ Change	% Change
Third-party revenue	$166,479	$140,444	$(26,035)	(15.6)%
Internal revenue	283,026	286,709	3,683	1.3%
Total revenue	$449,505	$427,153	$(22,352)	(5.0)%
Direct costs(i)	(353,485)	(335,453)	18,032	5.1%
Adjusted EBITDAR	$96,020	$91,700	$(4,320)	(4.5)%
Adjusted EBITDAR Margin(ii)	21.4%	21.5%	0.1%	0.5%

 (i)   In fiscal 2012, direct costs were comprised of maintenance costs of $272.1 million and other costs of $81.4 million. In fiscal 2013, direct costs were comprised of maintenance costs of $277.2 million and other costs of $58.3 million. Other costs include base and operations and other costs and support costs which for Heli-One include freight costs, consulting, insurance and other items.

(ii)   Adjusted EBITDAR margin is calculated as Adjusted EBITDAR divided by total revenue less reimbursable revenue, of which there was none in the Heli-One segment in fiscal 2012 and 2013.

Heli-One generates the majority of its revenue by supporting our Helicopter Services Segment. Services to third parties represent 32.9% of its total revenues. Adjusted EBITDAR decreased by $4.3 million to $91.7 million compared to fiscal 2012 due primarily to a decrease in non-PBH revenues partially offset by an increase in margins from internal PBH revenues and lower support costs. Adjusted EBITDAR decreased by $17.5 million from lower non-PBH project sales as compared to fiscal 2012. Despite the decreases from non-PBH sales, Adjusted EBITDAR margin was marginally affected by a decrease of 0.4% due to our cost savings from operational improvements compared to fiscal 2012. Adjusted EBITDAR increased by $7.8 million compared to fiscal 2012 due to additional margins from higher internal PBH revenues combined with lower maintenance costs due to the timing of maintenance events with a favorable margin impact of 0.2%. Adjusted EBITDAR increased by $5.4 million as compared to fiscal 2012 due to a decrease in support costs from lower consulting costs resulting in a positive impact to the Adjusted EBITDAR margin of 0.1%. Our Heli-One business is expected to continue to expand its sales pipeline for non-PBH services and reduce costs and inventory levels through the implementation of lean process techniques to drive greater efficiencies in the workshops as part of our broad transformation program.

Financial Condition and Sources of Liquidity

Analysis of Historical Cash Flows

	For the fiscal year ended April 30,
(In thousands of U.S. dollars)	2012	2013	2014
Cash provided by operating activities	$16,728	$1,203	$12,329
Cash provided by financing activities	207,215	221,001	323,055
Cash used in investing activities	(218,807)	(151,966)	(140,643)
Effect of exchange rate changes on cash and cash equivalents	(18,517)	(2,076)	(16,020)
Change in cash and cash equivalents during the period	$(13,381)	$68,162	$178,721

For the Fiscal Years Ended April 30, 2013 and April 30, 2014

Cash Flows Provided By Operating Activities

Cash flows provided by operating activities increased by $11.1 million compared to fiscal 2013, due to improved cash flow results from operations, adjusted for non-cash items and working capital movements, of $12.2 million and lower pension contributions of $1.7 million, offset by higher cash payments for deferred lease financing costs of $2.8 million.

Cash flows from operations, adjusted for non-cash items, decreased by $38.0 million, due to a higher net loss from operations, net of non-cash items, and higher cash financing charges of $25.2 million, primarily due to the issuance, by our wholly owned subsidiary CHC Helicopter S.A., of an additional $200.0 million in senior secured notes on October 5, 2012 and the $300.0 million of senior unsecured notes issued on May 13, 2013. Cash flows from operations benefited from favorable changes of $50.2 million in working capital compared to fiscal 2013, which were driven by a decrease in receivables of $83.3 million, as the result of collections, $15.0 million of higher deferred revenue, related to contract activity where customers have made advance payments, offset by a $28.0 million decline in accounts payable and accruals, due to the timing of payments with suppliers, including OEMs, an $8.3 million reduction in the net taxes payable position, primarily due to cash payments for withholding taxes in various jurisdictions, and a $4.3 million increase in prepaid expenses, related primarily to the timing of certain license and insurance payments. Pension contributions and benefits paid decreased slightly to $45.0 million, compared to $46.7 million in fiscal 2013, due to the timing of funding contributions for our funded and unfunded defined benefit pension plans in Canada, the UK, Norway and the Netherlands. The higher payments for deferred lease financing costs were incurred due to higher lease transaction activity in fiscal 2014.

One of our continued areas of focus is the improvement of our cash flows through operational growth. We have implemented a number of initiatives, but have not consistently decreased our use of cash in operations. No assurance can be given that our efforts to reduce operational cash requirements, including continued efforts to achieve greater cost efficiencies through our broad transformation program, will be effective. The business may not generate sufficient net cash from operating activities and future borrowings may not be available in amounts sufficient to enable us to service our debt or to fund our other liquidity needs. It is currently expected that the net cash from operating activities will, together with our ability to access financing through our new revolving credit facility, other financing markets, new operating leases and proceeds from the sale of helicopters and other assets, be sufficient to meet the on-going cash flow requirements. If we are unable to meet our debt obligations or fund other liquidity needs, alternative financing plans may need to be undertaken, such as refinancing or restructuring debt, selling assets, reducing or delaying capital investments or raising additional capital. See Item 1A “Risk Factors — Risks Related to Our Net Losses and Our Indebtedness—Our level of indebtedness could affect our ability to raise additional capital to fund our operations, limit our ability to react to changes in our business or our industry and place us at a competitive disadvantage” in Part II below.

Cash Flows Provided By Financing Activities

Cash flows provided by financing activities increased by $102.1 million to $323.1 million compared to fiscal 2013, primarily due to proceeds from the issuance, by our wholly owned subsidiary CHC Helicopter S.A., of $300.0 million aggregate principal amount of senior unsecured notes on May 13, 2013 and from the net proceeds of our IPO on January 17, 2014. On our IPO, we sold 31,000,000 ordinary shares to the public at an offer price of $10.00 per share. Our IPO raised approximately $289.4 million, net of underwriting costs of $16.3 million and other costs directly related to the IPO of $4.3 million. On February 20, 2014, the underwriters in our IPO exercised an option to purchase 3,000,000 ordinary shares at a price of $10.00 per share, raising approximately $28.4 million, net of underwriting costs of $1.6 million. In fiscal 2013, $202.0 million of senior secured notes were issued by one of our subsidiaries and no share capital was issued.

This net increase over fiscal 2013 was partially offset by an increase in repayments net of draws on the revolving credit facility, related party loans repayments, and redemptions made of our senior secured notes. The net repayments on our senior secured revolving credit facility increased by $120.2 million over fiscal 2013, with a portion of the net proceeds from the IPO being used to repay the borrowings under this facility on January 23, 2014. In addition, on February 7, 2014, one of our subsidiaries redeemed $130.0 million of the senior secured notes at a redemption price of 103%, for an amount of $133.9 million, excluding accrued interest. There was also a net decrease to cash flows from higher deferred financing costs of $10.3 million, related to the issuance, by our wholly owned subsidiary CHC Helicopter S.A., of $300.0 million aggregate principal amount of senior unsecured notes issued on May 13, 2013, and a new senior secured revolving credit facility arrangement entered into on January 23, 2014, as described below under “Sources of Liquidity”.

The related party loan transactions reflect the borrowing and repayment of loans to companies under the common control of our majority shareholder and are described in Note 22 of the annual audited consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014, included elsewhere in this Annual Report on Form 10-K.

Cash Flows Used In Investing Activities

Cash flows used in investing activities decreased by $11.3 million to $140.6 million compared to fiscal 2013, due primarily to an increase on proceeds received from the disposal of property and equipment of $264.9 million, primarily related to sale and leaseback financing, offset by higher property and equipment additions of $218.9 million. Proceeds from the disposal of property and equipment primarily increased in fiscal 2014, due to a higher level of sale and leaseback activity, which increased from 22 in fiscal 2013 to 40 in fiscal 2014. Property and equipment additions increased due to a higher level of lease buyout and helicopter purchase activity compared to fiscal 2013. In addition, there was an increase in cash outflows of $40.8 million from a higher level of helicopter deposits in fiscal 2014 compared to fiscal 2013. During fiscal 2014, our additions related to buildings and other, primarily from investment in the construction of buildings located in Poland, for our MRO segment and in Brazil, for our Helicopter Services segment.

For the Fiscal Years Ended April 30, 2012 and April 30, 2013

Cash Flows Provided By Operating Activities

Cash flows provided by operating activities decreased by $15.5 million to a $1.2 million provision of cash compared to fiscal 2012 as operational improvements of $48.7 million were more than offset by an unfavorable movement in operating assets and liabilities of $47.5 million, an increase in interest expense of $10.6 million and pension contributions of $2.2 million. The unfavorable movement in operating assets and liabilities was due primarily to an increase in accounts receivable of $55.3 million and inventory of $18.2 million. Accounts receivable have increased due to an increase in the time to collect receivables compared to fiscal 2012, while inventory increased in fiscal 2013 to allow for larger purchase discounts and to support our improved helicopter availability. These increases in the use of cash were offset by our accounts payable and accruals, which increased by $21.7 million compared to fiscal 2012 due to the timing of supplier payments at the end of fiscal 2013 and deferred revenue by $5.4 million. Interest expense increased by $10.6 million due primarily to the additional interest paid in fiscal 2013 on our $200.0 million in senior secured notes issued in October 2012 offset in part by a decrease in interest paid on capital lease obligations due to lease refinancings. Cash pension contributions increased due primarily to the funding of our Norwegian pension plan.

Cash Flows Provided By Financing Activities

Cash flows provided by financing activities increased by $13.8 million to $221.0 million compared to fiscal 2012, due primarily to the net proceeds from the issuance of $200.0 million in additional senior secured notes which was partially offset by a decrease in proceeds from the issuance of capital stock in fiscal 2012 of $100.0 million that did not reoccur in fiscal 2013, an increase in net debt payments from increased borrowings under our existing senior secured revolving credit facility and a decrease in the securitization accounts receivable from the timing of funding. We also received a related party loan of $25.0 million during fiscal 2013.

On October 5, 2012, our wholly owned subsidiary, CHC Helicopter S.A. issued an additional $200.0 million of senior secured notes, which increased our overall liquidity. The gross proceeds from the senior secured notes of $202.0 million were used to repay a portion of the outstanding borrowings under our existing senior secured revolving credit facility. We also incurred financing fees of $4.0 million, which are being amortized over the term of the senior secured notes. These senior secured notes were issued as “additional notes” under the same indenture that governs the $1.1 billion of senior secured notes which were previously issued by CHC Helicopter S.A. in October 2010. The senior secured notes are guaranteed by us and by certain direct and indirect restricted subsidiaries in the Security Jurisdictions existing on the date of issuance. The additional senior secured notes have an aggregate principal amount of $200.0 million, were issued at 101.0%, bear interest at an annual rate of 9.25% with semi-annual interest payments due on April 15 and October 15 and mature on October 15, 2020.

Cash Flows Used In Investing Activities

Cash flows used in investing activities decreased by $66.8 million to $152.0 million compared to fiscal 2012, due primarily to an increase in proceeds on disposal of property and equipment of $135.1 million offset by an increase in property and equipment additions of $51.3 million and an increase in helicopter deposits, net of lease inceptions of $24.4 million. The increase in the proceeds from the disposal of property and equipment was due primarily to an increase in the number of helicopters that were the subject of sale and lease back transactions from 12 in fiscal 2012 to 22 in fiscal 2013. Helicopter deposits increased due to our advance deposits for the purchase of the technologically advanced helicopters.

Liquidity and Sources of Liquidity

At April 30, 2014, our liquidity totaled $650.7 million, which was comprised of cash and cash equivalents of $302.5 million, unused capacity in the revolver of $320.1 million, net of letters of credit of $54.9 million, plus undrawn overdraft facilities of $28.1 million.

Our cash requirements include our normal operations as well as our debt and other contractual obligations as discussed under the caption “Future Cash Requirements” below. On May 13, 2013, our wholly-owned subsidiary CHC Helicopter S.A. issued an aggregate principal amount of $300.0 million of senior unsecured notes at par value, bearing interest at an annual rate of 9.375% with semi-annual interest payments on June 1 and December 1 and mature on June 1, 2021. The senior unsecured notes are guaranteed by us and certain direct and indirect wholly-owned subsidiaries on a joint and several basis. The net proceeds from the notes were used to repay the borrowings under our senior secured revolving credit facility and to fund general working capital requirements. The $300.0 million unsecured senior notes issued on May 13, 2013 have increased annual cash requirements by approximately $28.1 million due to the additional interest payment obligations.

On February 7, 2014, one of our subsidiaries redeemed $130.0 million of the $1.3 billion of our senior secured notes, which bear interest at a rate of 9.25%. This will reduce our annual cash requirements by approximately $12.0 million. Subsequent to April 30, 2014, in May 2014, one of our subsidiaries purchased an additional $65.0 million of the senior secured notes in the open market at premiums ranging from 8.00% to 9.13%. This will further reduce our annual cash requirements by approximately $6.0 million.

The ability to satisfy long-term debt obligations, including repayment of principal and interest will depend on future performance, which is subject to general economic conditions and other factors, some of which are beyond our control. We expect our earnings and cash flow to vary significantly from year to year due to the cyclical nature of the industry. As a result, the amount of debt that can be managed in some periods may not be appropriate in other periods. In addition, future cash flows may be insufficient to meet debt obligations and commitments, including the notes, and revolving credit facility. Any insufficiency could negatively impact the business. In addition, the indenture governing the notes allows us to incur additional indebtedness. The incurrence of additional indebtedness could negatively affect the repayment of principal and interest on the debt, including the notes. We may face delays in obtaining cash from our subsidiaries in certain jurisdictions to fund future cash requirements due to central banking legislation or other regulations in these jurisdictions. These restrictions have not and are not expected to have an impact on our ability to meet our obligations. We believe that our existing and future cash flows, as well as our ability to access financing through the revolving line of credit, other financing markets, new operating leases and proceeds from the sale of helicopters and other assets are sufficient to meet our on-going cash flow requirements. Similarly, we expect that our transformation program will generate new initiatives to create greater liquidity. However, our earnings have been insufficient to cover our fixed charges since 2008. If cash flow from operations is insufficient to satisfy the debt obligations, alternative financing plans may need to be undertaken, such as refinancing or restructuring the debt, selling assets, reducing or delaying capital investments or raising additional capital or indebtedness. Any alternative financing plans that may be undertaken by us, if necessary, may not be sufficient to meet our debt obligations. Our inability to generate sufficient cash flow to satisfy our debt obligations, including obligations under the notes, or to obtain alternative financing, could materially and adversely affect our business, financial condition, results of operations and prospects. See Item 1A “Risk Factors — Our indebtedness and lease obligations could adversely affect our business and liquidity position”.

Sources of Liquidity

On October 5, 2012, we issued an additional $200.0 million of senior secured notes. The additional senior secured notes were issued under the same indenture that governs the $1.1 billion of senior secured notes which were previously issued in October 2010. The additional senior secured notes with an aggregate principal value of $200.0 million were issued at 101.0% of par value, bear interest at an annual rate of 9.25%, with semi-annual interest payments on April 15 and October 15, and mature on October 15, 2020. The gross proceeds from the senior secured notes of $202.0 million were used to repay a portion of the outstanding borrowings under our senior secured revolving credit facility. We also incurred financing fees of $3.8 million to be amortized over the term of the senior secured notes.

On May 13, 2013, our wholly owned subsidiary CHC Helicopter S.A issued an aggregate principal amount of $300.0 million of senior unsecured notes at par value, bearing interest at an annual rate of 9.375% with semi-annual interest payments due on June 1 and December 1 and mature on June 1, 2021. The senior unsecured notes are guaranteed by us and certain direct and indirect wholly-owned subsidiaries on a joint and several basis. The net proceeds from the notes were used to repay the borrowings under our senior secured revolving credit facility. We also incurred financing fees of approximately $6.0 million, which will be amortized over the term of the senior unsecured notes. We issued ordinary shares for net cash proceeds of $317.8 million as part of our IPO on the New York Stock Exchange and subsequent exercise of an option to purchase additional shares by the underwriters. A portion of the net proceeds from the offering were used to repay the borrowings under our senior secured revolving credit facility on January 23, 2014. On February 7, 2014, one of our subsidiaries redeemed $130.0 million of the $1.3 billion of our senior secured notes. As a result of this redemption, we incurred a loss on extinguishment of $7.7 million.

On January 23, 2014 we entered into a new revolving credit facility for $375.0 million held by a syndicate of financial institutions for a term of five years and bearing interest at the Alternate Base Rate, LIBOR, Canadian Prime Rate, CDOR or EURIBOR, plus an applicable margin that ranges from 3.50% to 4.50%, subject to a leverage-based step-down of 0.75%. The new revolving credit facility is secured on a priority basis and ranks equally with the senior secured note holders except for payments upon enforcement and insolvency, where the revolving credit facility will rank before the senior secured note holders. The senior secured notes and new revolving credit facility are guaranteed on a first-priority lien basis by most of our subsidiaries on a joint and several basis. For information about the financial position and results of operations of our guarantor subsidiaries, see Note 27 of our audited annual consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Annual Report on Form 10-K.

To assist with future growth opportunities, a key initiative of our transformation program is to create greater liquidity through the implementation of new cost control measures such as optimizing the procurement of capital expenditures and inventory, working capital improvements and optimization of customer contracts and improved profit growth. We continue to review and evaluate our long-term capital structure in accordance with our strategic goals.

Future Cash Requirements

Contractual Obligations and Off-Balance Sheet Arrangements

The following table summarizes the contractual obligations and other commercial commitments on an undiscounted basis as of April 30, 2014 and the period that the contractual obligation or commitment is expected to be settled in cash.

(In thousands of U.S. dollars)	Total	Less than 1 year	1-3 years	4-5 years	More than 5 years
Payables and accruals	$355,341	$355,341	$—	$—	$—
Current facility secured by accounts receivable	62,596	62,596	—	—	—
Long-term debt and capital lease obligations(i) (iii)	1,560,587	4,107	10,489	14,957	1,531,034
Interest on long-term debt obligations(ii) (iii)	969,692	142,439	284,019	281,917	261,317
Operating leases(iv)	1,720,059	288,688	531,138	456,422	443,811
Minimum training purchases(v)	38,168	11,611	13,817	6,771	5,969
Pension obligations(vi)	91,283	45,700	20,259	20,259	5,065
New helicopter commitments	688,200	351,400	336,800	—	—
Other derivative financial instruments	11,181	6,067	5,114	—	—
Total contractual obligations	$5,497,107	$1,267,949	$1,201,636	$780,326	$2,247,196

 (i)   This excludes the unamortized discount on the senior secured notes of $10.3 million which is included in the carrying amount of debt at April 30, 2014.

(ii)   Interest on variable rate debt was estimated based on applicable forward rates as of April 30, 2014.

(iii)  Includes $65.0 million of the senior secured notes outstanding at April 30, 2014, which were repurchased in May 2014.

(iv)   See “Operating Lease Commitments” below for further information.

(v)    We have a fifteen year master training services agreement with CAE commits us to annual minimum training purchases.

(vi)   Pension obligations represent estimated contributions of $45.7 million to our defined benefit pension plans in the U.K., Netherlands and Norway during fiscal 2015 and a contractual obligation with the U.K. pension plan to contribute £6.0 million per annum from fiscal 2016 until mid-fiscal 2020. Due to the potential impact of future plan investment performance, changes in interest rates, wage rates, changes in other economic and demographic assumptions and changes in legislation in foreign jurisdictions, we are not able to reasonably estimate the timing and amount of contributions that may be required to fund our Norway and Netherlands defined benefit pension plans for periods beyond fiscal 2015.

Operating Lease Commitments

We entered into helicopter operating leases with 21 lessors in respect of 171 helicopters included in our fleet as of April 30, 2014. As of April 30, 2014, these leases had expiry dates ranging from fiscal 2015 to 2024. We have the option to purchase the majority of the helicopters for agreed amounts that do not constitute bargain purchase options, but have no commitment to do so. With respect to such leased helicopters, substantially all of the costs of major inspections of airframes and the costs to perform inspections, major repairs and overhauls of major components are at our expense. We either perform this work internally through our own repair and overhaul facilities or have the work performed by an external repair and overhaul service provider.

At April 30, 2014, we have commitments with respect to operating leases for helicopters, buildings, land and equipment. The net present value of our operating lease commitments at April 30, 2014 was $1,238.5 million. We have calculated the net present value based on our minimum lease payments, excluding any contingent rentals, using a 9.0% discount rate. For more information on our commitments, see Note 23 of our annual audited consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Annual report on Form 10-K. For helicopter leases expiring in the next twelve months, where we have the option to refinance these leases, purchase the helicopters or return the helicopters under the agreement terms.

The terms of certain of the helicopter lease agreements impose operating and financial limitations on us. Such agreements limit the extent to which we may, among other things, incur indebtedness and fixed charges relative to our level of consolidated adjusted earnings before interest, taxes, depreciation and amortization.

Generally, in the event of a covenant breach, a lessor has the option to terminate the lease and require the return of the helicopter, with the repayment of any arrears of lease payments plus the present value of all future lease payments and certain other amounts, which could be material to our financial position. The helicopter would then be sold and the surplus, if any, returned to us. Alternatively, we could exercise our option to purchase the helicopter.

Other Commitments

As of April 30, 2014, we have committed to purchase 28 new helicopters. The total required additional expenditures related to these purchase commitments are approximately $688.2 million. These helicopters are expected to be delivered in fiscal 2015 ($351.4 million), 2016 ($251.9 million) and 2017 ($84.9 million) and will be deployed in the Company’s Helicopter Services segment. Additionally, we have committed to purchase $61.4 million of helicopter parts by October 31, 2015 and $100.0 million of heavy helicopters from Airbus Helicopters prior to December 31, 2016.

Variable Interest Entities

The Company has variable interest in entities that are not consolidated, as we are not the primary beneficiary, which provide operating lease financing to us and an entity that provides flying services to third party customers. At April 30, 2014, the Company had operating leases for 90 helicopters with variable interest entities that were not consolidated. See Note 3 of the audited annual consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Annual Report on Form 10-K.

Guarantees

The Company has provided limited guarantees to third parties under some of its operating leases relating to a portion of the residual helicopter values at the termination of the leases. The leases have terms expiring between fiscal 2015 and 2024. At April 30, 2014, the Company’s exposure under the asset value guarantees including guarantees in the form of funded and unfunded residual value guarantees, rebateable advance rentals and deferred payments is approximately $245.2 million.

Contingencies

The Company has exposure for certain legal matters as disclosed in Note 24 to the annual consolidated financial statements for the year ended April 30, 2014 included elsewhere in this Annual Report on Form 10-K. There have been no material changes in our exposure to contingencies.

Covenants and Adjusted EBITDA

The Company’s senior secured notes, senior unsecured notes, new revolving credit facility, other long-term debt obligations and certain helicopter lease agreements impose operating and financial limitations on the Company through financial covenants, which among other things, limit the ability to incur additional indebtedness, create liens, sell or sublease assets, engage in mergers or acquisitions and make dividend and other payments.

Contractual Adjusted EBITDA is a non-GAAP financial measure which is calculated based on the consolidated results of CHC Group Ltd. and on the consolidated results our subsidiary 6922767 Holding S.à.r.l. in order to satisfy the requirements of our obligations under the above noted arrangements. Contractual Adjusted EBITDA is calculated by adding to or subtracting from the consolidated net earnings (loss) of CHC Group Ltd and our subsidiary 6922767 Holding S.à.r.l., certain of the adjustment items permitted in calculating covenant compliance under the applicable indenture governing our senior secured notes, our senior unsecured notes and our existing senior secured revolving credit facility. We describe these adjustments to net earnings (loss) in the table below. Contractual Adjusted EBITDA is a supplemental measure of our ability to service indebtedness that is not required by, or presented in accordance with, U.S. GAAP.

Contractual Adjusted EBITDA is not a measurement of our financial performance under U.S. GAAP and should not be considered as an alternative to net earnings (loss) or other performance measures derived in accordance with U.S. GAAP, or as an alternative to cash flow from operating activities as a measure of our liquidity. In addition, Adjusted EBITDA as presented herein may not be comparable to similarly titled measures of other companies. We use Contractual Adjusted EBITDA as a measure to calculate certain financial covenants related to our new revolving credit facility, the senior secured notes indenture and the senior unsecured notes indenture. Under the new revolving credit facility agreement, the Company must maintain a ratio of 2.5 to 1 or less of first priority net debt as defined in the new revolving credit facility agreement to Contractual Adjusted EBITDA. If the financial covenant is not maintained, repayment of the new revolving credit facility can be accelerated. Under the new revolving credit facility agreement, senior secured notes indenture and senior unsecured notes indenture, the Company must meet certain Contractual Adjusted EBITDA ratios to incur additional indebtedness above the permitted indebtedness as defined in the new revolving credit facility agreement, senior secured notes indenture and senior unsecured notes indenture. To incur additional indebtedness which is not otherwise permitted, the Company must have a Contractual Adjusted EBITDA to fixed charges ratio as defined in the new revolving credit facility agreement, senior secured notes indenture and senior unsecured notes indenture that is equal to or greater than 2.0 to 1.0. However, if the indebtedness is secured by a lien then the Company must also have a total secured indebtedness, net of cash, to Contractual Adjusted EBITDA ratio as defined in the revolving credit facility agreement and notes indenture that is less than or equal to 5.0 to 1.0.

Contractual Adjusted EBITDA has limitations as an analytical tool, and you should not consider such measure either in isolation or as a substitute for net earnings (loss), cash flow or other methods of analyzing our results as reported under U.S. GAAP. Some of these limitations are:

•   Contractual Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;

•   Contractual Adjusted EBITDA does not reflect the cash requirements necessary to service principal payments on our indebtedness;

•   Contractual Adjusted EBITDA does not reflect the cash requirements to pay our taxes;

•   Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Contractual Adjusted EBITDA does not reflect any cash requirements for such replacements; and

•   Contractual Adjusted EBITDA is not adjusted for all cash and non-cash income or expense items that are reflected in our statements of cash flow.

Because of these limitations, Contractual Adjusted EBITDA should not be considered as discretionary cash available to us to reinvest in the growth of our business or as a measure of cash that will be available to us to meet our obligations.

Set forth below is a reconciliation of net loss to Contractual Adjusted EBITDA derived from the consolidated financial statements of CHC Group Ltd. and from the consolidated financial statements of our subsidiary 6922767 Holding S.à.r.l. for the fiscal year ended April 30, 2014. As of April 30, 2014, we were in compliance with all financial covenants contained in the agreements governing our outstanding indebtedness.

	6922767 Holding S.à.r.l	CHC Group Ltd.
(In thousands of U.S. dollars)	For the year ended April 30, 2014
Net loss	$(146,266)	$(170,919)
Discontinued operations	—	—
Earnings from equity accounted investees, net of cash distributions received	(3,930)	(3,930)
Fixed charges(a)	132,362	132,496
Other financing charges	50,064	50,007
Income tax expense	28,366	28,374
Amortization	144,573	144,573
Asset impairment charge(b)	24,818	25,933
Loss on disposal of assets	6,631	6,631
Restructuring costs	3,276	3,276
Business optimization costs	2,941	2,941
Stock-based compensation expense	12,624	26,389
Amortization of deferred charges(c)	3,549	3,549
Amortization of advanced helicopter rental payments	4,012	4,012
Unusual/non-recurring costs(d)	24,132	27,276
Investment/acquisition/permitted disposal(e)	—	—
Pension adjustment(f)	(17,742)	(17,742)
Pro-forma capital lease adjustment(g)	—	—
Contractual Adjusted EBITDA(h)	$269,410	$262,866

(a)   Fixed charges include interest expense, the interest component of payments associated with capital lease obligations, net of interest income, and pro-forma adjustments as per the applicable indenture governing the senior secured notes and the senior unsecured notes. The amortization of debt issuance costs and financing fees are excluded from fixed charges.

(b)   Asset impairment charge includes impairment of funded residual value guarantees, impairment of assets held for sale, impairment of assets held for use and impairment of intangible assets.

(c)    Amortization of initial costs on leased helicopters.

(d)   Unusual or non-recurring costs that include professional fees.

(e)    Costs incurred related to potential investment, acquisitions and divestitures.

(f)    This is an adjustment to arrive at the current service cost of the pension.

(g)   This is a pro-forma adjustment resulting from the capitalization of certain operating leases.

(h)   Contractual Adjusted EBITDA for the periods presented does not include the pro forma effect of helicopter acquisitions or disposals. However, the new revolving credit facility and the applicable indenture governing the senior secured notes and the senior unsecured notes permit us to calculate Contractual Adjusted EBITDA for purposes of the applicable covenants contained therein, giving pro forma effect to helicopter acquisitions, net of disposals.

Critical Accounting Policies and Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Areas where significant estimates and assumptions have been made include: classification of helicopter operating leases, consolidation of variable interest entities, property and equipment, goodwill, intangible and other long-lived asset impairment, pension benefits, contingent liabilities, income taxes and stock-based compensation.

Classification of helicopter operating leases

In assessing the lease classification of a helicopter operating lease, management makes significant judgments and assumptions in determining the discount rate, fair value of the helicopter, estimated useful life and residual value. Changes in any of these assumptions at the lease inception or modification date could change the initial classification of the lease.

Consolidation of variable interest entities (“VIEs”)

We are required to consolidate a VIE if we are determined to be its primary beneficiary. Significant judgments are made in assessing whether we are the primary beneficiary, including determination of the activities that most significantly impact the VIE’s economic performance. This significant judgment is discussed further in Note 3 of our audited annual consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Annual Report on Form 10-K.

Property and equipment

Flying assets are amortized to their estimated residual value over their estimated service lives using the straight-line method. The estimated service lives and associated residual values are based on management estimates including an analysis of future values of the helicopters and our experience. The estimated service lives and associated residual values of helicopters are reviewed when there are indicators that a change in estimate may be necessary. During the year ended April 30, 2013 a review was performed of the estimated service lives of helicopters and the estimated service life of certain helicopter types that we will be exiting was reduced to 10 years. The change in estimate increased depreciation and decreased property and equipment by $11.3 million in the year ended and as of April 30, 2013 respectively.

In addition, we review the carrying amounts of the property and equipment either on an annual basis or earlier when the asset is classified as held for sale or when events or circumstances indicate that the carrying amount of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition.

Long-lived assets that have been classified as held for sale are measured at the lower of their carrying amount or fair value less costs to sell and are not amortized once they are classified as held for sale. An impairment loss is recognized as the excess of the carrying amount over the fair value less costs to sell.

In the years ended April 30, 2012, April 30, 2013 and April 30, 2014, we recorded impairment charges of $13.5 million, $12.2 million and $18.5 million on assets classified as held for sale.

Where events or circumstances indicate that the carrying amount of held for use assets may not be recoverable, the carrying value of the assets or asset groups is compared to the future projected undiscounted cash flows. We estimate the future projected undiscounted cash flows for helicopters at the helicopter type level as this is the lowest level which earns independent cash flows. The cash flows are based on management’s expectation of future revenues and expenses including costs to maintain the assets over their respective service lives. Revenues are derived from the contracts for each helicopter. Costs are based on the budgeted amounts for crew, helicopter lease costs, insurance, PBH, consignment inventory and any other cost directly related to the operation of the helicopter. An impairment loss is recognized as the excess of the carrying value over the fair value when an asset or asset group is not recoverable. Fair value is based on third party appraisals. Significant estimates and judgments are applied in determining these cash flows and fair values.

For the year ended April 30, 2012, no impairment testing was performed as there were no indicators of impairment identified. For the year ended April 30, 2013 and April 30, 2014, $8.4 million and $5.5 million of impairment on assets held for use was recognized, as their carrying values were not deemed to be recoverable as a strategic decision was made to exit certain helicopter types upon completion of their flying obligations.

Goodwill and intangible asset impairment

Embedded Equity

Embedded equity in helicopter lease contracts was recognized on our acquisition of CHC Helicopter Corporation, and represents the excess of the market price of the helicopters on the date of acquisition over the fixed lease buyout prices contained in certain helicopter operating leases.

We review the carrying amounts of the embedded equity in helicopter leases (intangible asset) on an ongoing basis to determine if the carrying amount is recoverable.

In testing the recoverability of embedded equity, the costs to buyout the lease is compared to the fair value of the helicopter. An impairment loss is recognized as the excess of the costs to buyout the lease over the fair value and is applied first to the embedded equity and then to the funded residual value guarantee. Fair value is based on third party appraisals.

We recorded impairment charges of $4.2 million, $7.7 million and $0.9 million to write down a portion of our embedded equity to fair value for the years ending April 30, 2012, 2013 and 2014, respectively. The impairments are due to the fair value of the helicopters declining from when the embedded equity was first recognized on our acquisition of CHC Helicopter Corporation.

Goodwill, Trade names and Trademarks

The recoverability of goodwill and indefinite life intangible assets is assessed on an annual basis or more frequently if events or circumstances indicate that the carrying value may not be recoverable. Goodwill is assessed for impairment at the reporting unit level by comparing the carrying value of the reporting units with their fair value.

The fair value of our reporting units is determined based on the present value of estimated future cash flows, discounted at a risk-adjusted rate. Management’s forecasts of future cash flows which incorporate anticipated future revenue growth and related expenses to support the growth and maintain its assets are used to calculate fair value. The discount rates used represent management’s estimate of the weighted average cost of capital for the reporting units considering the risks and uncertainty inherent in the cash flows of the reporting units and in our internally developed forecasts.

At February 1, 2012, February 1, 2013 and February 1, 2014, we performed our annual impairment test of goodwill. All of our goodwill is contained in the Helicopter Services reporting unit. No impairment has been recognized in the years ended April 30, 2012, April 30, 2013 and April 30, 2014 as the fair value of this reporting unit exceeded its carrying amount by a minimum of $400.0 million in each of the three years. In the event that the carrying value exceeded the fair value, we would have performed the second step in the two step impairment test to determine the amount of the impairment loss.

The fair value of our reporting units is most significantly affected by the discount rate used, the expected future cash flows and the long-term growth rate. We operate in a competitive environment and derive a significant portion of revenue from the offshore oil and gas industry. The ability to win new contracts, earn forecast margins on those contracts, retain existing customers as well as the continued demand for flying services in the oil and gas market will affect our future cash flows and future growth. Relatively minor changes in future cash flows, growth rates and discount rates could significantly affect the estimate of reporting unit fair value and the amount of impairment loss recognized, if any.

If the discount rates used in our goodwill impairment test were to increase by 0.5% the fair value of the reporting unit would have decreased by $135.4 million, $138.9 million and $127.2 million as of February 1, 2012, February 1, 2013 and February 1, 2014 respectively.

If the margins used in our goodwill impairment test, calculated using Adjusted EBITDAR less helicopter lease and associated costs, were to decrease by 0.5% the fair value of the reporting unit would have decreased by $86.6 million, $109.0 million and $116.6 million as of February 1, 2012, February 1, 2013 and February 1, 2014 respectively.

The fair value of trademarks and trade names is determined based on the present value of estimated future cash flows, discounted at a risk-adjusted rate. No impairment has been recognized in the years ended April 30, 2012, April 30, 2013 and April 30, 2014 for trademarks and trade names as the discount rate for the carrying value to exceed the fair value of the trademarks of Helicopter Services would be 28.6%, 32.1% and 35.5%, respectively, and Heli-One would be 55.1%, 56.0% and 59.8%, respectively.

Pension benefits

We maintain both funded and unfunded defined benefit employee pension plans. Approximately 28% of our active employees are covered by defined benefit pension plans. As of April 30, 2013 and 2014, we had an unfunded deficit of $87.7 million and $76.6 million. The pension expense (income) for fiscal 2012, 2013 and 2014 was $15.6 million, $7.4 million and $(0.9) million. The overall asset mix was 28% equities, 46% fixed income and 26% money market as of April 30, 2014. This asset mix varies by each plan.

Measuring our obligations under the plans and related periodic pension expense involves significant estimates. Our pension benefit costs are accrued based on our review of annual analyses performed by our actuaries. These factors include assumptions about the rate at which the pension obligation is discounted, the expected long-term rate of return on plan assets, the rate of future compensation increases and mortality rates. Both the discount rate and expected rate of return on plan assets require estimates and projections by management and can fluctuate from period to period. We have determined the discount rate using market based data in consultation with our actuaries. For the defined benefit pension plan of the United Kingdom the expected long-term rate of return on plan assets reflects the investment objective of 3.7% over a proxy return on a matching asset to the liabilities of the plan provided to the two investment advisors who manage the investment portfolio. For the defined benefit pension plans of the Netherlands and Norway the overall expected long-term rates of return on plan assets have been determined in part by assessing current and expected asset allocations as well as historical and expected returns on various categories of the assets. Such expected rates of return ignore short-term fluctuations. We believe these assumptions are appropriate based upon the mix of the investments and the long-term nature of the plans’ investments.

The weighted average discount rate of the various pension plans used to determine the pension benefit obligation and expense was 4.06% as of April 30, 2013 and 4.11% as of April 30, 2014.

The calculation of the estimate of the expected long-term rate of return on assets and additional discussion regarding pension and other post-retirement plans is described in Note 18 — Employee pension plans to our audited consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Annual Report on Form 10-K. The weighted average expected long-term rate of return on assets associated with our pension benefits was 6.72% at April 30, 2013 and 6.57% at April 30, 2014. The expected return on assets is a long-term assumption whose accuracy can only be measured over a long period based on past experience.

The pension income for the year ended April 30, 2014 was $(0.9) million. An increase in the expected long-term return on plan assets or the discount rate would reduce pension plan expense (income), and vice versa. As an indication of the sensitivity of pension expense to the long-term rate of return assumption, a 1% decrease in this assumption would have decreased pension income for 2014 by approximately $7.3 million.

The actuarial assumptions used to determine pension benefits may differ from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of participants. Differing estimates may have a material impact on the amount of pension expense recorded and on the carrying value of prepaid pension costs and accrued pension obligations.

Contingent liabilities

We are subject to a variety of claims, lawsuits and investigations in the ordinary course of business as discussed in Note 24 to our audited annual consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Annual Report on Form 10-K. We determine whether an estimated loss from a contingency should be accrued by assessing whether a loss is deemed probable and can be reasonably estimated. Estimating liabilities and costs associated with these matters requires judgment and assessment based upon professional knowledge, experience of management and our internal and external legal counsel.

Income taxes

We are subject to taxes in numerous foreign jurisdictions. Income and other tax risks recognized in the Consolidated Financial Statements reflect management’s best estimate of the outcome based on the facts known at the balance sheet date in each individual country. These facts may include, but are not limited to, change in tax laws and interpretation thereof in the various jurisdictions where the Company operates. They may have an impact on the income tax as well as the resulting assets and liabilities. Any differences between tax estimates and final tax assessments are charged to the statement of operations in the period in which they are incurred.

In addition, our business and operations are complex and include a number of significant financings, acquisitions and dispositions. The determination of earnings, payroll and other taxes involves many factors including the interpretation of tax legislation in multiple jurisdictions in which we are subject to ongoing tax assessments. When applicable, we adjust the previously recorded income tax expense, direct costs, interest and the associated assets and liabilities to reflect its change in estimates or assessments. These adjustments could materially change our results of operations.

We have assessed the realization of the deferred income tax asset (net of allowance) related to income tax losses as more likely than not that the asset will be realized. Judgment is required in determining whether the deferred tax assets will be realized in full or in part. At April 30, 2014, we had a valuation allowance of $250.8 million. The realization of the deferred tax asset was based on assumptions regarding the reversal of existing future tax liabilities and future earnings levels in the subsidiaries with accumulated losses, and an ability to implement tax planning measures. If, in the future, it is determined that it is more likely than not that all or part of the deferred tax asset will not be realized, a charge will be made to earnings in the period when such determination is made.

Stock-based compensation

On December 16, 2013, our Board of Directors adopted a new equity compensation plan which permits us to grant non-qualified stock options, incentive stock options, share appreciation rights, restricted shares, restricted share units, other share based awards and performance compensation awards to certain eligible directors, officers, employees, consultants or advisors of the Company and its affiliates termed the CHC Group Ltd. 2013 Omnibus Incentive Plan (“2013 Incentive Plan”). This plan is in addition to our 2011 Management Equity Plan (“2011 Plan”) which 6922767 Holding (Cayman) Inc., our parent (“the Parent”) adopted. The terms of the plans are described in Note 17 of our annual audited consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Annual Report on Form 10-K.

The fair value of the stock options, service vesting stock options, the share price performance options and the share price performance shares under the 2013 Incentive Plan were estimated using a Binomial model, due to the need to consider various exercise scenarios under these awards. The key factors that will create value in these awards include the (1) expected term of the awards (2) the risk-free interest rate, which is based on the U.S. Treasury yield curve in effect at the time of grant with maturities equal to the grant’s expected life (3) volatility, which has been estimated using historical volatility of the peer companies’ in the S&P 500 Energy Index and two additional peer companies’ stock prices and (4) the expected dividend rate, which for granted awards was estimated as nil. If any of the assumptions used in the Binomial model changes significantly, stock-based compensation for future awards may differ materially compared with the awards granted previously.

The fair value of the performance based restricted share units under the 2013 Incentive Plan and the fair value of the time and performance options and performance options under the 2011 Plan were estimated using Monte-Carlo simulation models, due to the need to consider two or more stocks moving in tandem for the valuation of these awards. The key factors that will create value in these awards include: (1) the risk free interest rate, which is based on the U.S. Treasury yield curve in effect at the time of grant with maturities equal to the grant’s expected life, (2) the expected term of the award, (3) the expected dividend rate, which at present is assumed to be nil and (4) the expected volatility of the awards over the expected term, which has been estimated using historical volatility of the peer companies’ in the S&P 500 Energy Index and two additional peer companies’ stock prices and (5), for awards under the 2013 Incentive Plan the correlations between the price of our ordinary shares and the three year daily historical stock prices of the respective companies in the S&P 500 Energy Index or (6), for awards under the 2011 Plan, the ultimate exit value of the Company, which is estimated using historical volatility and implied volatility data of ten peer companies’ stock price. If any of the assumptions used in the Monte Carlo simulation models change significantly, stock-based compensation for future awards may differ materially compared with the awards granted previously.

In addition, we are required to develop an estimate of the number of awards that will be forfeited due to employee turnover. The guidance on stock-compensation requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates in order to derive our best estimate of awards ultimately expected to vest. We estimate forfeitures based on historical experience related to our own stock-based awards granted. We anticipate that these estimates will be revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

If there are any modifications or cancellations under our existing plans, we may be required to accelerate, increase or cancel any remaining unearned stock-based compensation expense. To the extent that we grant additional equity securities to employees our stock-based compensation expense will increase by an incremental amount.

Recent Accounting Pronouncements

See Note 2 in the audited annual consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 contained elsewhere in this Annual Report on Form 10-K for a discussion of recent accounting pronouncements.

Item 7A.  Quantitative and qualitative disclosures about market risk

Interest Rate Risk

As of April 30, 2014 we have $1,494.5 million of debt outstanding excluding capital leases, $0.5 million of which carries a variable rate of interest. The fair value of our fixed rate long-term debt fluctuates with changes in interest rates and has been estimated based on quoted market prices.

The following table provides information about our interest rate sensitive financial instruments by expected maturity date as of April 30, 2014.

(In thousands of U.S. dollars)	2015	2016	2017	2018	2019	thereafter	Fair value
Long-term debt
Fixed rate	$698	3,165	801	859	920	$1,487,544	$1,600,387
Average interest rate	6.93%	3.55%	6.93%	6.93%	6.93%	9.23%
Variable rate	495	—	—	—	—	—	495
Average interest rate	2.17%	—	—	—	—	—

Foreign Currency Risk

The Company is exposed to foreign exchange risk primarily from its subsidiaries which incur revenue and operating expenses in currencies other than U.S. dollars with the most significant being Pound Sterling, Norwegian Kroner, Canadian dollars, Brazilian Real, Australian dollars and Euros. The Company monitors these exposures through its rigorous cash forecasting process and regularly enters into foreign exchange forward contracts to manage its exposure to fluctuations in expected future cash flows from foreign operations and anticipated transactions in currencies other than the functional currency. In particular, the Company has entered into forward foreign exchange contracts to manage its exposure to anticipated payroll transaction costs incurred in Canadian dollars and helicopter purchase commitments incurred in Euros. In addition, the Company manages its exposure to foreign operations by attempting to match the contract currency for its flying services contracts with currency of the underlying costs of providing the services whenever possible.

The following tables provide information about our foreign exchange sensitive financial instruments, all of which are recorded in entities with U.S. functional currency, by expected maturity as of April 30, 2014:

(In thousands of U.S. dollars)	2015		2016		2017		2018	2019	thereafter	Fair value
Long-term debt denominated in foreign currencies:
Variable rate (CAD)		$495		$—		$—	$—	$—	$—	$495
Average interest rate		2.17%		—		—	—	—	—
Fixed rate (CAD)		698		748		801	859	920	27,869	31,895
Average interest rate		6.93%		6.93%		6.93%	6.93%	6.93%	6.93%
Forward contracts to sell U.S. dollars and buy foreign currencies (in thousands):
Notional amount	CAD	112,000	CAD	86,000	CAD	37,000	—	—	—	$(10,925)
Average contract rate		1.03		1.05		1.11	—	—	—
Notional amount		EUR 42,051		EUR		—	—	—	—	2,291
Average contract rate		1.33		—		—	—	—	—	—
Forward contracts to sell Pounds Sterling and buy foreign currencies:
Notional amount	EUR	23,000	EUR	23,000	EUR	8,000	—	—	—	$(2,547)
Average contract rate		1.16		1.16		1.18	—	—	—

The following tables provide information about our foreign exchange sensitive financial instruments, all of which are recorded in entities with Pound Sterling functional currency, by expected maturity as of April 30, 2014:

(In thousands of U.S. dollars)	2015	2016	2017	2018	2019	thereafter	Fair value
Long-term debt denominated in foreign currencies:
Fixed rate (EUR)	—	$2,417	—	—	—	—	$2,417
Average interest rate	—	2.5%	—	—	—	—

Firmly committed sales contracts, forecasted payroll transactions and helicopter purchase commitments denominated in foreign currencies are not included in the above table. Trade accounts payable and receivable have been excluded because their carrying amounts approximate fair value.

Credit Risk

The Company is exposed to credit risk on its financial investments which depends on counterparties’ ability to fulfill their obligations to the Company. The Company manages credit risk by entering into arrangements with established counterparties and through the establishment of credit policies and limits, which are applied in the selection of counterparties.

Credit risk on financial instruments arises from the potential for counterparties to default on their contractual obligations and is limited to those contracts where the Company would incur a loss in replacing the instrument. The Company limits its credit risk by dealing only with counterparties that possess investment grade credit ratings and monitors its concentration risk with counterparties on an ongoing basis. The carrying amount of financial assets represents the maximum credit exposure for financial assets.

Credit risk arises on the Company’s trade receivables from the unexpected loss in cash and earnings when a customer cannot meet its obligation to the Company or the value of security provided declines. To mitigate trade credit risk, the Company has developed credit policies which include the review, approval and monitoring of new customers, annual credit evaluations and credit limits.

For more information on our major customers and their associated credit ratings, see Item 1. “Business — Customers and Contracts” included elsewhere in this Annual Report on Form 10-K.

Item 8.  Financial statements and supplementary data

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of CHC Group Ltd.

We have audited the accompanying consolidated balance sheets of CHC Group Ltd. as of April 30, 2013 and 2014, and the related consolidated statements of operations, comprehensive loss, shareholders’ equity, and cash flows for each of the three years in the period ended April 30, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of CHC Group Ltd. at April 30, 2013 and 2014, and the consolidated results of its operations and its cash flows for each of the three years in the period ended April 30, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Vancouver, Canada

July 10, 2014

CHC Group Ltd.

Consolidated Balance Sheets
(Expressed in thousands of United States dollars)

	April 30, 2013	April 30, 2014
Assets
Current assets:
Cash and cash equivalents	$123,801	$302,522
Receivables, net of allowance for doubtful accounts of $4.3 million and $2.3 million, respectively (notes 3 and 10)	317,302	292,339
Income taxes receivable	25,871	28,172
Deferred income tax assets (note 15)	49	60
Inventories (note 9)	105,794	130,891
Prepaid expenses	22,219	27,683
Other assets (note 11)	56,083	49,209
	651,119	830,876
Property and equipment, net (note 4)	1,075,254	1,050,759
Investments (note 8)	26,896	31,351
Intangible assets (note 6)	197,810	177,863
Goodwill (note 7)	430,462	432,376
Restricted cash	29,639	31,566
Other assets (note 11)	439,789	519,306
Deferred income tax assets (note 15)	10,752	3,381
Assets held for sale (note 5)	32,047	26,849
	$2,893,768	$3,104,327
Liabilities and Shareholders’ Equity
Current liabilities:
Payables and accruals	$420,406	$355,341
Deferred revenue	27,652	30,436
Income taxes payable	48,073	41,975
Deferred income tax liabilities (note 15)	618	98
Current facility secured by accounts receivable (note 3)	53,512	62,596
Other liabilities (note 12)	47,791	55,170
Current portion of long-term debt obligations (note 13)	2,138	4,107
	600,190	549,723
Long-term debt obligations (note 13)	1,475,087	1,546,155
Deferred revenue	55,990	81,485
Other liabilities (note 12)	246,455	287,385
Deferred income tax liabilities (note 15)	10,627	10,665
Total liabilities	2,388,349	2,475,413
Redeemable non-controlling interests (note 3)	(8,262)	(22,578)
Capital stock: Par value $0.0001 (note 16):
Authorized: 2,000,000,000
Issued: 46,519,484 and 80,519,484	5	8
Additional paid-in capital (notes 16 and 17)	1,696,066	2,039,371
Deficit	(1,092,555)	(1,265,103)
Accumulated other comprehensive loss	(89,835)	(122,784)
	513,681	651,492
	$2,893,768	$3,104,327

See accompanying notes to consolidated financial statements.

See table in Note 3(a)(i) for certain amounts included in the Consolidated Balance Sheets related to variable interest entities.

CHC Group Ltd.

Consolidated Statements of Operations
(Expressed in thousands of United States dollars)

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Revenue	$1,692,539	$1,743,847	$1,764,979
Operating expenses:
Direct costs	(1,382,425)	(1,391,837)	(1,460,037)
Earnings from equity accounted investees	2,844	4,718	7,240
General and administration costs	(70,108)	(74,113)	(95,087)
Depreciation	(112,967)	(131,926)	(144,573)
Restructuring costs	(22,511)	(10,976)	—
Asset impairments (notes 4, 5, 6 and 11)	(17,651)	(29,981)	(25,933)
Gain (loss) on disposal of assets	8,169	(15,483)	(6,631)
	(1,594,649)	(1,649,598)	(1,725,021)
Operating income	97,890	94,249	39,958
Interest on long-term debt	(116,578)	(127,199)	(153,222)
Foreign exchange gain (loss)	1,819	(11,383)	(6,028)
Other financing charges (note 14)	(15,019)	(18,729)	(23,253)
Loss from continuing operations before income tax	(31,888)	(63,062)	(142,545)
Income tax expense (note 15)	(48,225)	(54,452)	(28,374)
Loss from continuing operations	(80,113)	(117,514)	(170,919)
Earnings (loss) from discontinued operations, net of tax (note 5)	(16,107)	1,025	—
Net loss	$(96,220)	$(116,489)	$(170,919)
Net earnings (loss) attributable to:
Controlling interest	$(108,642)	$(119,436)	$(172,548)
Non-controlling interests	12,422	2,947	1,629
Net loss	$(96,220)	$(116,489)	$(170,919)
Net loss per ordinary share attributable to controlling interest – basic and diluted (note 16):
Continuing operations	$(2.05)	$(2.59)	$(3.09)
Discontinued operations	$(0.35)	$0.02	$—
Net loss per ordinary share	$(2.40)	$(2.57)	$(3.09)

See accompanying notes to consolidated financial statements.

CHC Group Ltd.

Consolidated Statements of Comprehensive Loss
(Expressed in thousands of United States dollars)

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Net loss	$(96,220)	$(116,489)	$(170,919)
Other comprehensive loss:
Net foreign currency translation adjustments	(62,757)	(3,958)	(18,209)
Net change in defined benefit pension plan, net of income tax of $6.0 million, $(0.5) million and $nil million	(25,437)	(36,996)	(32,206)
Net change in cash flow hedges	(2,437)	(169)	—
Comprehensive loss	$(186,851)	$(157,612)	$(221,334)
Comprehensive loss attributable to:
Controlling interest	$(185,439)	$(147,675)	$(205,497)
Non-controlling interests	(1,412)	(9,937)	(15,837)
Comprehensive loss	$(186,851)	$(157,612)	$(221,334)

See accompanying notes to consolidated financial statements.

CHC Group Ltd.

Consolidated Statements of Cash Flows
(Expressed in thousands of United States dollars)

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Cash provided by (used in):
Operating activities:
Net loss	$(96,220)	$(116,489)	$(170,919)
Earnings (loss) from discontinued operations, net of tax	(16,107)	1,025	—
Loss from continuing operations	(80,113)	(117,514)	(170,919)
Adjustments to reconcile net loss to cash flows provided by (used in) operating activities:
Depreciation	112,967	131,926	144,573
Loss (gain) on disposal of assets	(8,169)	15,483	6,631
Asset impairments	17,651	29,981	25,933
Earnings from equity accounted investees less dividends received	(1,710)	(2,669)	(3,930)
Deferred income taxes	32,172	20,586	6,705
Non-cash stock-based compensation expense (note 17)	735	446	25,504
Amortization of unfavorable contract credits	(11,548)	(2,842)	—
Amortization of lease related fixed interest rate obligations	(3,265)	(2,803)	(1,226)
Amortization of long-term debt and lease deferred financing costs and debt extinguishment	8,813	9,952	20,438
Non-cash accrued interest income on funded residual value guarantees	(7,358)	(6,990)	(6,085)
Mark to market loss on derivative instruments	5,380	405	3,648
Non-cash defined benefit pension expense (income) (note 18)	15,573	7,398	(879)
Defined benefit contributions and benefits paid	(44,480)	(46,673)	(44,980)
Unrealized loss (gain) on foreign currency exchange translation	(1,965)	6,290	7,213
Increase to deferred lease financing costs	(6,981)	(4,076)	(6,845)
Other	10,675	9,765	3,811
Increase (decrease) in cash resulting from changes in operating assets and liabilities (note 20)	(21,649)	(47,462)	2,737
Cash provided by operating activities	16,728	1,203	12,329

CHC Group Ltd.

Consolidated Statements of Cash Flows (Continued)
(Expressed in thousands of United States dollars)

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Financing activities:
Sold interest in accounts receivable, net of collections	$27,203	$7,262	$8,122
Net proceeds from issuance of capital stock	100,000	—	317,804
Proceeds from issuance of senior secured notes	—	202,000	—
Proceeds from issuance of senior unsecured notes	—	—	300,000
Long-term debt proceeds	867,853	1,168,745	760,000
Long-term debt repayments	(786,808)	(1,178,035)	(889,527)
Redemption of senior secured notes	—	—	(133,900)
Increase in deferred financing costs	(1,033)	(3,971)	(14,296)
Related party loans (note 22 (c))	—	25,000	(25,148)
Cash provided by financing activities	207,215	221,001	323,055
Investing activities:
Property and equipment additions	(376,624)	(427,879)	(646,753)
Proceeds from disposal of property and equipment	218,259	353,341	618,282
Helicopter deposits net of lease inception refunds	(47,307)	(71,675)	(112,469)
Restricted cash	(13,135)	(5,753)	297
Cash used in investing activities	(218,807)	(151,966)	(140,643)
Cash provided by continuing operations	5,136	70,238	194,741
Cash flows provided by (used in) discontinued operations:
Cash flows provided by operating activities	2,240	1,025	—
Cash flows used in financing activities	(2,240)	(1,025)	—
Cash provided by (used in) discontinued operations	—	—	—
Effect of exchange rate changes on cash and cash equivalents	(18,517)	(2,076)	(16,020)
Change in cash and cash equivalents during the year	(13,381)	68,162	178,721
Cash and cash equivalents, beginning of year	69,020	55,639	123,801
Cash and cash equivalents, end of year	$55,639	$123,801	$302,522

See accompanying notes to consolidated financial statements.

CHC Group Ltd.

Consolidated Statements of Shareholders’ Equity (note 16)
(Expressed in thousands of United States dollars)

	Capital stock	Additional paid-in capital	Deficit	Accumulated other comprehensive loss	Total shareholders’ equity	Redeemable non- controlling interests
April 30, 2011	$5	$1,594,885	$(864,477)	$15,201	$745,614	$3,087
Issuance of capital stock (note 16)	—	100,000	—	—	100,000	—
Net change in cash flow hedges	—	—	—	(2,437)	(2,437)	—
Foreign currency translation	—	—	—	(60,608)	(60,608)	(2,149)
Stock-based compensation expense (note 17)	—	735	—	—	735	—
Defined benefit plan, net of income tax expense of $6.0 million	—	—	—	(13,752)	(13,752)	(11,685)
Net earnings (loss)	—	—	(108,642)	—	(108,642)	12,422
April 30, 2012	5	1,695,620	(973,119)	(61,596)	660,910	1,675
Net change in cash flow hedges	—	—	—	(169)	(169)	—
Foreign currency translation	—	—	—	(3,824)	(3,824)	(134)
Stock-based compensation expense (note 17)	—	446	—	—	446	—
Defined benefit plan, net of income tax benefit of $(0.5) million	—	—	—	(24,246)	(24,246)	(12,750)
Net earnings (loss)	—	—	(119,436)	—	(119,436)	2,947
April 30, 2013	5	1,696,066	(1,092,555)	(89,835)	513,681	(8,262)
Issuance of capital stock (note 16)	3	317,801	—	—	317,804	—
Capital contribution by shareholder (note 3)	—	—	—	—	—	1,521
Foreign currency translation	—	—	—	(14,428)	(14,428)	(3,781)
Stock-based compensation expense (note 17)	—	25,504	—	—	25,504	—
Defined benefit plan, net of income tax benefit of $nil million	—	—	—	(18,521)	(18,521)	(13,685)
Net earnings (loss)	—	—	(172,548)	—	(172,548)	1,629
April 30, 2014	$8	$2,039,371	$(1,265,103)	$(122,784)	$651,492	$(22,578)

See accompanying notes to consolidated financial statements.

CHC Group Ltd.

Notes to Consolidated Financial Statements

(Tabular amounts expressed in thousands of United States dollars unless otherwise noted, except capital stock amounts)

1. Operations:

On January 16, 2014, we completed our initial public offering (“IPO”) and on January 17, 2014, we began trading our ordinary shares of capital stock on the New York Stock Exchange under the symbol “HELI” after the issuance and sale of an additional 31,000,000 ordinary shares of our capital stock at a price of $10.00 per share (note 16).

These consolidated financial statements include the results of CHC Group Ltd. and its subsidiaries (the “Company”, “we”, “us” or “our”) for the three years ended April 30, 2014.

CHC Group Ltd. (formerly known as FR Horizon Holding (Cayman) Inc.) was incorporated on July 3, 2008 under the laws of the Cayman Islands.

We are a leading provider of helicopter transportation services to the global oil and gas industry with major units in Norway, the Netherlands, the United Kingdom, Africa, Australia, Canada and Brazil. Our principal activities are: helicopter transportation services and maintenance, repair and overhaul (“MRO”).

2. Significant accounting policies:

(a) Basis of presentation:

These consolidated financial statements have been prepared according to United States Generally Accepted Accounting Principles (“US GAAP”).

(b) Critical accounting estimates and assumptions:

The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Areas where significant estimates and assumptions have been made include: classification of helicopter operating leases, consolidation of variable interest entities, property and equipment, goodwill and intangible asset impairment, pension benefits, contingent liabilities, income taxes and stock-based compensation.

Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. As the estimation process is inherently uncertain, actual future outcomes could differ from present estimates and assumptions, potentially having material future effects on our financial statements. Any change would be accounted for in the period in which it occurs.

(c) Principles of consolidation:

These consolidated financial statements include the accounts of CHC Group Ltd. and those entities that we have the ability to control through voting or other rights. Investments in entities in which we have a majority voting interest and entities that are Variable Interest Entities (“VIEs”) of which we are the primary beneficiary are consolidated. The equity method of accounting is applied for investments if we have the ability to exercise significant influence over an entity that (i) is not a variable interest entity or (ii) is a variable interest entity, but we are not deemed to be the primary beneficiary.

(d) Functional and presentation currency:

Items included in the financial statements of each consolidated entity are measured using the currency of the primary economic environment in which the entity operates (the “functional currency”). The consolidated financial statements are presented in

US dollars, which is the functional currency of CHC Group Limited. Significant subsidiaries have functional currencies of Pound Sterling (“£”), Norwegian Kroner (“NOK”), Australian dollars (“AUD”) and Euros (“€”).

(i) Transactions and balances:

Foreign currency transactions are translated into the functional currency using the average rate in effect during the reporting period. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in other than an entity’s functional currency are recognized in the statement of operations.

(ii) Consolidated companies:

The results and financial position of all the consolidated entities (none of which has the currency of a hyper-inflationary economy) that have a functional currency different from the presentation currency are translated into the presentation currency as follows:

•   assets and liabilities are translated at the closing rate at the date of each balance sheet;

•   income and expenses are translated at average exchange rates in effect during the reporting period; and

•   exchange gains or losses arising on consolidation are deferred in accumulated other comprehensive income (loss) until complete or substantially complete liquidation of our investment in the foreign subsidiary.

The currencies which most influence these translations and the relevant exchange rates were:

	2012	2013	2014
Average rates:
£/US $	1.592488	1.573735	1.603279
CAD/US $	1.004218	0.996413	0.943245
NOK/US $	0.177044	0.172977	0.166484
AUD/US $	1.042780	1.031586	0.923832
€/US $	1.366640	1.286369	1.347860
Period end rates, April 30:
£/US $	1.622622	1.554011	1.688236
CAD/US $	1.011736	0.992851	0.912659
NOK/US $	0.174524	0.173352	0.168112
AUD/US $	1.041076	1.037033	0.928083
€/US $	1.322845	1.317017	1.386876

(e) Revenue:

We recognize revenue when there is persuasive evidence of an arrangement; the services or products have been performed or delivered to the customer; the sales price is fixed or determinable; and collection is reasonably assured.

(i) Helicopter flying services:

The majority of customer contracts earn revenues based on hourly flight rates, fixed monthly charges or a combination of both. Revenue related to flying services that are billed hourly is recognized as hours are flown. Fixed monthly charges are recognized monthly over the term of the contract. Certain contracts provide for mobilization revenue, which is the advance billing for the delivery of a helicopter to a specific location and the setup of the helicopter and personnel prior to commencement of flying services under the contract. Mobilization revenue does not qualify as a separate unit of accounting; accordingly, it is deferred and recognized as flying services are provided under the contract. Related direct and incremental mobilization costs are deferred and amortized over the term of the contract.

(i) Helicopter flying services:

Costs that are reimbursed by the customer as stipulated within certain customer contracts (such as fuel, landing fees and other costs) are recognized as revenue when reimbursable costs are incurred by us and amounts become owing from the customer.

Customer contracts are for varying periods and may permit the customer to cancel the contract before the end of the term.

(ii) Heli-One (Maintenance and repair and overhaul):

We enter into long-term Power by Hour (“PBH”) contracts with third-party customers to provide maintenance and repair and overhaul (“MRO”) services on customer owned engines and components. Under these contracts, customers pay us a fixed fee per hour flown and we provide MRO services for the customer’s engines and components over the specific term of the contract. These MRO contracts contain multiple deliverables that include predetermined major component overhauls at specific intervals based on hours flown and ongoing routine maintenance on major and non-major components. Each deliverable is treated as a separate unit of accounting as each deliverable has value to the customer on a stand-alone basis.

In October 2009, the Financial Accounting Standards Board (“FASB”) issued new guidance on multiple deliverables in revenue arrangements, which was adopted by us on May 1, 2011 for new revenue arrangements entered into or materially modified after this date. This update provides guidance on whether multiple deliverables exist, how the deliverables should be separated and how the consideration should be allocated to one or more units of accounting and establishes a selling price hierarchy for determining the selling price of a deliverable. The selling price used for each deliverable is based on: vendor-specific objective evidence, if available; third-party evidence if vendor-specific objective evidence is not available; or estimated selling price if neither vendor-specific or third-party evidence is available.

For contracts entered into or materially modified after May 1, 2011, the relative-selling-price method has been used to allocate the consideration to the two contract deliverables. Under this method, the selling price of the scheduled major overhaul has been determined based on the price charged for an overhaul when it is sold separately by us and the selling price for the ongoing routine maintenance has been determined using the best estimate of selling price. On the adoption of this standard, there was no significant impact on the financial position, cash flows or results of operations.

For contracts entered into before May 1, 2011, the residual method has been used to allocate the fair value of these deliverables because we do not have objective reliable evidence of the fair value of the ongoing routine maintenance. Under this method, the amount of consideration allocated to the delivered item equals the total consideration less the fair value of the undelivered item. Adoption of the new guidance required us to discontinue use of the residual value method for new or materially modified contracts.

Customers are usually invoiced in advance for MRO services performed under PBH contracts, with a portion of this revenue recognized on a monthly basis as hours are flown by the customer to reflect ongoing routine maintenance services provided. The balance is recognized as the scheduled major component overhauls are completed.

For other long-term maintenance contracts, revenue is recognized based on the completed contract method. Costs incurred for in progress contracts are classified as work in progress in the inventories line item of the consolidated balance sheets.

(f) Accounts receivable:

Trade and other receivables are stated at net realizable value. We maintain an allowance for doubtful accounts against our trade receivables for estimated losses that may arise if our customers are unable to make required payments. Management specifically analyzes the age of outstanding customer balances, historical bad debts, customer credit worthiness, payment history and other factors when making estimates of the collectibility of our receivables. When all or part of a trade receivable is known not to be collectible, the trade receivable and related allowance are written off. Amounts subsequently recovered from trade receivables previously considered not collectible and written off are recorded in net loss as an expense recovery in the period that the cash is collected.

(g) Transfer of receivables:

We sell pools of our trade receivables, or beneficial interests therein, to a single seller special purpose entity (“SPE”) to fund our operations. The transfer of receivables is accounted for as a sale when the criteria for sale accounting are met.

(h) Cash and cash equivalents:

Cash and cash equivalents consist of cash on hand with banks and investments in money market instruments with maturities of less than 90 days that are readily convertible to known amounts of cash.

(i) Restricted cash:

We have restricted cash that is retained to fund required claims reserves and bid bonds for our reinsurance subsidiary and deposits held as security for guarantees and an agreement to reduce the concentration of the lease portfolio of one of our lessors. In addition, cash that can only be used to support the securitization of transferred receivables and other purposes has been classified as restricted.

(j) Inventories:

Inventories comprised of consumable parts and supplies, are measured at the lower of the weighted average acquisition cost or market value, and are charged to direct costs when used in operations. The cost of acquisition is the price paid to the manufacturer or supplier including an allocation for freight charges. We record provisions to reduce inventories to the lower of cost or market value, to reflect changes in economic factors that impact inventory value or reflect present intentions for the use of slow moving and obsolete supplies inventory.

(k) Property and equipment:

Property and equipment includes flying assets, facilities and equipment, which are initially recorded at cost, including capitalized interest, and are amortized over their estimated useful lives under the methods described below to their residual values.

Long-lived assets that have been classified as held for sale are measured at the lower of their carrying amount or fair value less costs to sell and are not amortized once they are classified as held for sale.

(i) Flying assets:

Helicopters and major components are recorded at cost and are depreciated on a straight-line basis over their estimated useful life of 10-25 years, with the residual value used in the calculation of depreciation being 50%. Blades are recorded at cost and are depreciated on a straight-line basis over their estimated useful life of 25 years. The cost of major airframe inspections as required by the manufacturer and aviation regulatory authorities and modifications that are considered betterments and improvements for both owned and leased helicopters are capitalized. The major airframe inspections are amortized on a straight-line basis over the period to the estimated date of the next inspection. The modifications are amortized over the lower of the estimated useful life of the modification or the helicopter lease term.

The residual value and useful lives of our helicopters are reviewed when there are indicators that a change in estimate may be necessary. In the year ended April 30, 2013, as part our fleet plan review, we identified certain helicopter types that we anticipate exiting once they have completed their flying obligations on current and potential future contracts. We completed an impairment test for these helicopters and recorded an impairment of our assets held for use. We also completed a depreciation review for these helicopters and certain other helicopters. As a result of the depreciation review we reduced the remaining useful lives and residual values of certain helicopter types. The decrease in the estimated useful life and change in residual value was accounted for as a change in estimate and resulted in an increase to depreciation of $11.3 million and a decrease in property and equipment in the year ended April 30, 2013 respectively.

Rotable and repairable assets are recorded at cost and are amortized on a pooled basis to their estimated residual value on a 20% declining balance basis. When components are retired or otherwise disposed of in the ordinary course of business, their original cost, net of salvage or sale proceeds, is charged to accumulated depreciation.

Maintenance and repairs for owned and leased major components, spares and rotable and repairable parts are charged to direct costs as incurred.

(ii) Facilities and equipment:

Facilities are composed of hangars, heliports and other buildings housing base operations and administrative support. Equipment includes repair and overhaul, manufacturing and base equipment and vehicles. Such facilities and equipment are recorded at cost and are amortized to their estimated residual value on a straight-line basis at 5% and 20%, respectively. Leasehold improvements associated with leased facilities and equipment are capitalized and amortized on a straight-line basis over the shorter of their estimated useful life and respective lease term.

(l) Impairment of long-lived assets:

Long-lived assets, comprised of property and equipment and intangibles subject to amortization, are assessed for impairment whenever events or circumstances indicate that their carrying value may not be recoverable. For the purpose of impairment testing, long-lived assets are grouped and tested for recoverability at the lowest level that generates independent cash flows from another asset group. In testing the recoverability of the assets, the carrying value of the assets or asset groups is compared to the future projected undiscounted cash flows. The cash flows are based on management’s expectations of future revenues and expenses including costs to maintain the assets over their respective service lives. An impairment loss is recognized as the excess of the carrying value over the fair value when an asset or asset group is not recoverable. Fair value is based on valuation techniques or third party appraisals. Significant estimates and judgments are applied in determining these cash flows and fair values.

The recoverability of goodwill and indefinite life intangible assets is assessed on an annual basis or more frequently if events or circumstances indicate that the carrying value may not be recoverable. In accordance with GAAP, we perform interim impairment testing should circumstances requiring it arise.

Goodwill is assessed for impairment at the reporting unit level. The fair value of a reporting unit is compared with its carrying amount, including goodwill. Significant estimates are applied in determining fair value, which include the discount rate that is applied to management’s estimate of expected cash flows and assumptions about the future revenue, expenses and costs incurred to maintain the assets over their respective service lives.

If the carrying amount of a reporting unit exceeds its fair value, then implied fair value of the reporting unit’s goodwill is calculated. An impairment loss, if any, is recognized equal to the amount that the carrying value of the reporting unit’s goodwill exceeds its implied fair value.

(m) Leases:

(i) Lease classification:

When we assume substantially all the risks and rewards of ownership in a lease it is classified as a capital lease. Upon initial recognition the leased asset is measured at an amount equal to the lower of its fair value and the present value of the minimum lease payments. Subsequent to initial recognition, the asset is accounted for in accordance with the accounting policy applicable to that asset. Minimum lease payments made under capital leases are apportioned between interest expense and the reduction of the outstanding liability. The interest expense is allocated to each period during the lease term to produce a constant periodic rate of interest on the remaining balance of the liability. Other leases are classified as operating leases and are not recognized in our consolidated balance sheets. Payments made under operating leases are recognized in direct costs on a straight-line basis over the term of the lease. Contingent lease payments are accounted for in the period when it becomes probable they will be incurred. Direct costs of arranging lease financing are deferred and amortized straight-line over the term of the lease.

(ii) Residual value guarantees:

At the inception of an operating lease where we have guaranteed a portion of the helicopter residual values at the end of the lease term, a liability is recognized with a corresponding prepaid rent asset that represents the fair value of the guaranteed helicopter residual. The prepaid rent asset is amortized on a straight-line basis to net loss over the lease term of the related asset and the liability is settled at the end of the lease term. On an ongoing basis an assessment is performed to determine the portion of the residual value guarantees that the company will be liable for and to ensure the appropriate liability has been recorded.

(iii) Embedded equity in lease contracts:

We recognized intangible assets on the date of our acquisition of CHC Helicopter Corporation on September 16, 2008, which represents the excess of the market prices on the date of acquisition to the fixed lease buyout prices under certain helicopter operating leases. The recoverability of these assets is dependent on helicopter values which are impacted by market conditions including demand for certain helicopter types and changes in technology arising from the introduction of newer, more efficient helicopters. Embedded equity is not amortized but is tested for impairment on an ongoing basis. In the event that a purchase option is exercised, the embedded equity is added to the carrying value of the purchased asset. Embedded equity that is not realized at the end of a helicopter operating lease is recognized as an expense in the statement of operations.

(iv) Lessee involvement in assets under construction:

Where we provide guarantees to lessors in respect of novated helicopter purchase contracts we are required to record assets under construction and corresponding obligations as prescribed by US GAAP. Once a helicopter is delivered under these agreements, a sale-leaseback transaction will occur as we enter into an operating lease with the lessor. Upon entering an operating lease, the assets under construction and corresponding liability are removed from the balance sheet.

(n) Income taxes:

We follow the asset and liability method of accounting for income taxes. Under this method, deferred income tax assets and liabilities are determined based on temporary differences between the tax basis and accounting basis of the assets and liabilities measured using tax rates enacted at the balance sheet date. We generally believe that the positions taken on previously filed income tax returns are more likely than not to be sustained by the taxation authorities. We have recorded income tax and related interest liabilities where we believe our position may not be sustained or where the full income tax benefit will not be recognized. Interest and penalties are classified as other financing charges in the statement of operations.

We have assessed the realization of the deferred income tax asset (net of allowance) related to income tax losses as more likely than not. This determination was based on assumptions regarding the reversal of existing deferred tax liabilities and future earnings levels in the subsidiaries with accumulated losses, and an ability to implement tax planning measures. If, in the future, it is determined that it is more likely than not that all or part of the deferred tax asset will not be realized, a charge will be made to earnings in the period when such determination is made.

(o) Employee benefits:

(i) Pension costs and obligations:

We maintain defined contribution and defined benefit pension plans for substantially all of our employees. The cost of defined benefit plans is determined based on independent annual actuarial valuations performed using the projected benefit method prorated on services and management’s estimate of expected plan asset performance, salary escalation and various other factors including expected health care costs, mortality rates, terminations and retirement ages. The excess of unrecognized net actuarial gains and losses over 10% of the greater of the benefit obligation and the fair value of plan assets is amortized over the average remaining service life of the plan participants. When an event giving rise to a settlement and a curtailment occurs, the curtailment is accounted for prior to the settlement. The funded status of defined benefit pension plans and other post-retirement benefit plans is recognized on the balance sheet, with a corresponding adjustment to accumulated other comprehensive income, net of tax.

Measuring our obligations under the plans and the related periodic pension expense involves significant estimates. These factors include assumptions about the rate at which the pension obligation is discounted, the expected long-term rate of return on plan assets, the rate of future compensation increases and mortality rates. Differing estimates may have a material impact on the amount of pension expense recorded and on the carrying value of prepaid pension costs and accrued pension obligations.

(ii) Stock-based compensation:

Stock-based compensation is measured at the grant date based on the estimated fair value of the awards granted. The related cost is recognized net of an estimated forfeiture rate. For performance based awards the compensation cost is recognized only for those options where it is probable that performance criteria will be met in the future. For awards which only have service conditions, the compensation cost is recognized on a straight-line basis over the requisite service period for the entire award.

When an award is modified, the remaining unrecognized cost from the original award and any incremental compensation from the modification are recognized over the new requisite service period.

(p) Financial Instruments:

(i) Transaction costs:

Transaction costs related to long-term debt are capitalized and amortized over the expected life of the debt using the effective interest rate method. Transaction costs incurred in connection with securing revolving credit facilities are deferred and amortized on a straight-line basis over the terms of the related credit facilities to net loss. Deferred transaction costs are included in other assets in the consolidated balance sheets.

(ii) Fair value measurement:

A three-level valuation hierarchy is used for fair value measurement. The hierarchy reflects the significance of the inputs used in making the fair value measurements, which is as follows:

Level 1 – quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 – inputs other than quoted prices included in Level 1 that are observable for the asset or liability.

Level 3 – inputs that are not based on observable market data.

(iii) Hedging and derivatives:

We enter into derivative contracts including foreign exchange forward contracts and interest swaps to manage our foreign exchange and interest rate risk. None of our derivative contracts are formally designated as hedges and are classified as held-for-trading and are recognized at fair value with the resulting gains and losses recognized in other financing charges within net loss.

Certain of our customer contracts are denominated in a currency that is other than the functional currency of the parties to the contract. This gives rise to embedded derivatives which are accounted for as derivative financial instruments. These are measured at fair value with resulting gains and losses recorded in the statement of operations as an other financing charge.

(q)    Loss per ordinary share:

Basic loss per ordinary share is computed by dividing loss available to common stockholders by the weighted average number of shares of capital stock outstanding during the period. Diluted loss per ordinary share excludes options to purchase shares, restricted stock units and restricted stock awards, which were outstanding during the period but were anti-dilutive.

(r)    Comparative figures:

Certain comparative figures have been reclassified to conform to the financial presentation adopted for the current year.

(s)    Recent accounting pronouncements adopted in the year:

Reporting of amounts reclassified out of accumulated other comprehensive loss:

On May 1, 2013 we adopted the amendment to the disclosure requirements for amounts reclassified out of accumulated other comprehensive loss. Entities are required to separately provide information about the effects on net earnings (loss) of significant amounts reclassified out of each component of accumulated other comprehensive loss if those amounts all are required under other accounting pronouncements to be reclassified to net earnings (loss) in their entirety in the same reporting period. The amounts reclassified out of accumulated other comprehensive loss for defined benefit pension plans are included in the computation of net defined benefit pension plan expense (note 18). No other amounts are reclassified out of accumulated other comprehensive loss.

Annual indefinite-life intangible asset impairment testing:

On May 1, 2013 we adopted the amended accounting guidance on the annual indefinite-life intangible asset impairment testing to allow for the assessment of qualitative factors in determining if it is more likely than not that an asset might be impaired and whether it is necessary to perform the intangible asset impairment test required by the current accounting standards. This new guidance did not have a material impact on our consolidated financial statements.

Parent’s accounting for the cumulative translation adjustment upon derecognition of certain subsidiaries or groups of assets within a foreign entity or an investment in a foreign entity:

On February 1, 2014 we adopted the guidance that clarifies that when a parent reporting entity ceases to have a controlling financial interest in a subsidiary or group of assets that is a business within a foreign entity, the parent is required to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. This new guidance did not have an impact on our consolidated financial statements.

(t) Recent accounting pronouncements not yet adopted:

Income taxes:

In July 2013, the FASB issued accounting guidance on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax loss or tax credit carryforward exists. This guidance is effective for the annual financial statements for the year ending April 30, 2015. We are currently assessing the impact of this guidance on our consolidated financial statements.

Revenue recognition:

In May 2014, the FASB issued a comprehensive new revenue recognition standard which will supersede previous existing revenue recognition guidance. The standard creates a five-step model for revenue recognition to achieve the objective of recognizing revenue to depict the transfer of goods or services to a customer at an amount that reflects the consideration it expects to receive in exchange for those goods or services. The five-step model includes (1) identifying the contract, (2) identifying the separate performance obligations in the contract, (3) determining the transaction price, (4) allocating the transaction price to the separate performance obligations and (5) recognizing revenue when each performance obligation has been satisfied. The standard also requires expanded disclosures surrounding revenue recognition. The standard is effective for fiscal periods beginning after December 15, 2016 and early adoption is not permitted. Accordingly, the Company will adopt the standard on May 1, 2017. Companies are allowed to use either full retrospective or modified retrospective adoption. The Company is currently evaluating which transition approach to use and the impact of the adoption of this standard on its consolidated financial statements.

3. Variable interest entities:

(a) VIEs of which the Company is the primary beneficiary:

(i) Local ownership VIEs:

Certain areas of operations are subject to local governmental regulations that may limit foreign ownership of aviation companies. Accordingly, operations in certain jurisdictions may require the establishment of local ownership entities that are considered to be VIEs. The nature of our involvement with consolidated local ownership entities is as follows:

EEA Helicopters Operations B.V. (“EHOB”)

EHOB is incorporated in the Netherlands and through its wholly-owned subsidiaries in Norway, Denmark, the Netherlands, the United Kingdom and Ireland provides helicopter flying services to customers in Europe.

We own 49.9% of the common shares (9,896,085 Class B shares) of EHOB, with the remaining 50.1% of the common shares (9,935,750 Class A shares) held by a European investor. The Management Board of EHOB is comprised of one director nominated by the Class B shareholders and three directors nominated by the Class A shareholder.

We also own 7,000,000 par value 1 Euro Profit Certificates in EHOB. Through our ownership of the Profit Certificates, we are entitled to a cumulative annual dividend equal to 30% of the issue price of each Profit Certificate (equivalent to a cumulative annual dividend of €2.1 million) for the first 7 years after issuance and thereafter, a cumulative annual dividend equal to 5% of the issue price of each Profit Certificate (equivalent to a cumulative annual dividend of €0.35 million), subject to Board approval and the availability of cash and further subject to any and all restrictions applicable under Dutch law.

We also hold a call option over the Class A shareholder’s stock in EHOB and have granted a put option to the Class A shareholder which entitles the Class A shareholder to put its shares back to us. Both the put and call are exercisable in certain circumstances including: liquidation, events of default, and if the Company makes a public offering of its shares resulting in change in control. The Class A shareholder also holds a call option over our Class B shares which is exercisable only in the event of bankruptcy.

We have determined that the activities that most significantly impact the economic performance of EHOB are: servicing existing flying services contracts and entering into new contracts, safety and training, and maintenance of helicopters. Through agreement with EHOB, we have the right to enter directly into new flying services contracts and require that EHOB act as the subcontractor for provision of those services. EHOB’s fleet of helicopters is leased entirely from us and the lease agreements require that all aircraft maintenance be provided by us. The shareholders’ agreement requires EHOB to ensure safety standards meet minimums set by us.

As a result of consolidating EHOB, the Company has recorded a non-controlling interest relating to the 50.1% Class A shareholder’s interest in the net assets of EHOB. As at April 30, 2013, the redeemable non-controlling interest is a loss of $8.3 million and as at April 30, 2014 the redeemable non-controlling interest is a loss of $24.1 million. Because of the terms of the put and call arrangements with the European investor, the non-controlling interest is considered redeemable and is classified outside of equity.

BHH — Brazilian Helicopter Holdings S.A. (“BHH”)

BHH holds an investment in the common shares of its wholly owned subsidiary, BHS – Brazilian Helicopter Services Taxi Aereo S.A. (“BHS”). BHS provides helicopter flying services to customers in Brazil.

We have a 60% interest in BHH, comprised of 100% of the non-voting preferred shares and 20% of the ordinary voting shares. The remaining equity interest comprised of 80% of the ordinary voting shares is held by a Brazilian investor, whose investment was financed by us and is therefore considered to be a related party.

We have entered into a put/call arrangement which gives us the right to purchase the BHH shares held by the Brazilian investor and the Brazilian investor the right to put its shares to us at any time and for any reason. The put/call price is the greater of the book value of the shares and the original capital contribution plus 2% per annum. The guaranteed return due to the Brazilian investor has been recorded as a redeemable non-controlling interest.

We have entered into a shareholders’ agreement with the Brazilian Investor, which requires unanimous shareholder consent for important business decisions.

CHC Helicopters Canada Inc (“CHC Canada”)

CHC Canada provides helicopter flying services to customers in Canada.

We own 200,000 Class A Common Shares (25%) and 200,000 (100%) Class B Non-voting Preferred Shares of CHC Canada, with the remaining 600,000 (75%) of the Class A Common Shares held by a Canadian Investor. The Board of CHC Canada is comprised of one director nominated by us and two directors nominated by the Canadian Investor.

We have entered into an arrangement which allows the Canadian Investor to put its shares back to us at any time for any reason. We have also entered into a call arrangement which allows us or the Canadian Investor to elect to purchase the other party’s shares. The calls are exercisable in certain circumstances including: liquidation, events of default, and if the Company makes a public offering of its shares resulting in change of control. The price on the put and the call arrangement is the higher of the book value of the shares and the original capital contribution plus 6% per annum. The guaranteed return due to the Canadian investor has been recorded as a redeemable non-controlling interest.

We have entered into a shareholder’s agreement with the Canadian Investor, which requires unanimous shareholder consent for CHC Canada to enter into any material contracts.

Atlantic Aviation Limited and Atlantic Aviation FZE (collectively “Atlantic Aviation”)

On October 22, 2012, the Company and a Nigerian company (“Nigerian Company”) finalized an agreement to provide helicopter flying services to customers in Nigeria through Atlantic Aviation.

We have no equity ownership interest in Atlantic Aviation as 100% of the share capital of Atlantic Aviation is held by the Nigerian Company.

The Nigerian Company’s risks and rewards are not representative of its equity interest as it is only entitled to management fees for the first four years of the agreement. In the fifth year the Nigerian Company can opt to receive 40% of the profits or losses or continue with the existing arrangement. We continue to bear the risk for substantially all of the losses for the first four years of the arrangement.

Under the terms of the agreement the Nigerian Company will not provide any additional funding to Atlantic Aviation as we are funding all start-up costs.

We have also entered into a put/call arrangement which gives us the right to purchase all of the Atlantic Aviation shares held by the Nigerian Company and the Nigerian Company the right to put its shares to us. The calls are exercisable in certain circumstances including: liquidation, events of default, and change of control of the Company or the Nigerian Company. The put is exercisable in the event the agreement is terminated with cause and the Nigerian Company does not continue the business of Atlantic Aviation. The price on the put/call arrangement is a multiple of the Nigerian Company’s share of the preceding 12 months of profits of Atlantic Aviation.

We have determined that the activities that most significantly impact the economic performance of Atlantic Aviation are: entering into flying contracts, safety and training, and maintenance of helicopters. Atlantic Aviation’s fleet of helicopters is leased entirely from us and the lease agreements require that all helicopter maintenance be provided by us. We have entered into various contracts with Atlantic Aviation to provide management, employees and technical services. The framework agreement requires Atlantic Aviation to ensure safety standards meet minimums set by us.

As a result of consolidating Atlantic Aviation, the Company has recorded a non-controlling interest relating to the Nigerian Company shareholder’s interest in the net assets of Atlantic Aviation. As at April 30, 2014, the redeemable non-controlling interest is $1.5 million. Because of the terms of the put and call arrangements with the Nigerian Company, the non-controlling interest is considered redeemable and is classified outside of equity.

Atlantic Aviation has a contingent credit with a third party bank for up to $10.0 million to be able to issue bonds.

Other local ownership VIEs

We also have operations in several other countries that are conducted through entities with local ownership. We have consolidated these entities because the local owners do not have extensive knowledge of the aviation industry and defer to us in the overall management and operation of these entities.

Financial information of local ownership VIEs

All of the local ownership VIEs and their subsidiaries have the same purpose and are exposed to similar operational risks and are monitored on a similar basis by management. As such, the financial information reflected on the consolidated balance sheets and statements of operations for all local ownership VIEs has been presented in the aggregate below, including intercompany amounts with other consolidated entities:

	2013	2014
Cash and cash equivalents	$46,366	$61,272
Receivables, net of allowance	102,659	95,899
Other current assets	37,174	59,883
Goodwill	72,042	72,899
Other long-term assets	114,657	127,637
Total assets	$372,898	$417,590
Payables and accruals	$108,010	$115,686
Intercompany payables	230,792	305,843
Other current liabilities	37,069	36,111
Accrued pension obligations	74,268	67,410
Other long-term liabilities	54,252	67,398
Total liabilities	$504,391	$592,448

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Revenue	$993,959	$1,056,349	$1,088,044
Net loss	(3,589)	(24,844)	(14,687)

(ii) Accounts receivable securitization:

We enter into trade receivables securitization transactions to raise financing, through the sale of pools of receivables, or beneficial interests therein, to a VIE, Finacity Receivables – CHC 2009, LLC (“Finacity”). Finacity only buys receivables, or beneficial interests therein, from us. These transactions with Finacity satisfy the requirements for sales accounting treatment. Finacity is financed directly by a third party entity, Viking Asset Purchaser 14 (“Viking”), which purchases undivided ownership interests in the receivables, or beneficial interests therein, acquired by Finacity from us.

We have determined that servicing decisions most significantly impact the economic performance of Finacity and as we have the power to make these decisions, we are the primary beneficiary of Finacity.

As a result of consolidation, intercompany receivables and payables between the Company and Finacity together with any gain/(loss) arising from the sales treatment of the securitization transactions have been eliminated. The securitized assets and associated liabilities are included in the consolidated financial statements. Cash and cash equivalent balances of Finacity are used only to support the securitizations of the receivables transferred, including the payment of related fees, costs and expenses. The receivables that have been included in securitizations are pledged as security for the benefit of Viking and are only available for payment of the debt or other obligations arising in the securitization transactions until the associated debt or other obligations are satisfied. The asset backed debt has been issued directly by Finacity.

The following table shows the assets and the associated liabilities related to our secured debt arrangements that are included in the consolidated financial statements:

	2013	2014
Restricted cash	$14,143	$7,339
Transferred receivables	77,473	83,022
Current facility secured by accounts receivable	53,512	62,596

(iii) Trinity Helicopters Limited:

As at April 30, 2014 we leased two helicopters from Trinity Helicopters Limited (“Trinity”), an entity considered to be a VIE. Prior to December 2011, Trinity was funded by an unrelated lender who was considered to be the primary beneficiary. In conjunction with our lease covenant negotiations, we agreed to purchase the helicopters off lease from the lender. Instead of outright purchasing the helicopters we loaned the lease termination sum to Trinity who used these funds to repay the financing from the unrelated lender and continued to lease the helicopters to us. The security interest in the helicopters was assigned to us.

We have been determined to be the primary beneficiary of the VIE and began consolidating this entity upon repayment of the previous lender. Prior to consolidation of this entity, the helicopter leases were recorded as capital leases.

(b) VIEs of which the Company is not the primary beneficiary:

(i) Local ownership VIEs:

Thai Aviation Services (“TAS”)

TAS provides helicopter flying services in Thailand. We have a 29.9% interest in the ordinary shares of TAS, with the remaining 70.1% owned by a group of Thai Investors who are considered to be related to each other. The Thai investors have the ability to call and we have the ability to put all shares owned by us to the Thai investors at fair value in the event of a dispute.

We have determined that the activities that most significantly impact the economic performance of TAS are: servicing existing flying services contracts and entering into new contracts, safety and training, maintenance of helicopters and other investment activities. The Thai investors have the ability to control the majority of these decisions through Board majority.

The following table summarizes the amounts recorded for TAS in the consolidated balance sheet:

	April 30, 2013		April 30, 2014
	Carrying amounts	Maximum exposure to loss	Carrying amounts	Maximum exposure to loss
Accounts receivable	$2,662	$2,662	$4,962	$4,962
Equity method investment	18,119	18,119	21,548	21,548

As of April 30, 2012, 2013 and 2014 we leased 9 helicopters to TAS and provided crew, insurance, maintenance and base services. The total revenue earned from providing these services was $37.0 million, $43.2 million and $47.9 million for the years ended April 30, 2012, 2013 and 2014, respectively.

(b) VIEs of which the Company is not the primary beneficiary:

(ii) Leasing entities:

Related party lessors:

As at April 30, 2013 and 2014 we had operating lease agreements for the lease of 31 helicopters from individual related party entities considered to be VIEs. These transactions are carried out on an arm’s-length basis and are recorded at the exchange amounts. The total operating lease expense for these leases was $28.8 million, $47.9 million and $50.4 million for the years ended April 30, 2012, 2013 and 2014, respectively, with $4.5 million and $3.5 million outstanding in payables and accruals at April 30, 2013 and 2014, respectively. Accounts receivable of $5.1 million and $12.6 million are due from related party lessors as at April 30, 2013 and 2014, respectively.

The lessor VIEs are considered related parties because they are partially financed through equity contributions from entities that have also invested in the Company. We have determined that the activity that most significantly impacts the economic performance of the related party lessor VIEs is the remarketing of the helicopters at the end of the lease term. As we do not have the power to make remarketing decisions, we have determined that we are not the primary beneficiary of the lessor VIEs.

Other VIE lessors:

At April 30, 2013, we leased 22 helicopters from two different entities considered to be VIEs. As at April 30, 2014 we leased 59 helicopters from seven different entities considered to be VIEs. All 22 and 59 leases were considered to be operating leases as at April 30, 2013 and 2014, respectively.

We have determined that the activity that most significantly impacts the economic performance of the lessor VIEs is the remarketing of the helicopters at the end of the lease term. As we do not have the power to make remarketing decisions, we have determined that we are not the primary beneficiary of the lessor VIEs.

4. Property and equipment:

The cost and related accumulated depreciation of our flying assets, facilities and equipment are as follows:

	Property and equipment
	Flying Assets	Equipment	Facilities	Total
At April 30, 2013:
Cost	$1,156,243	$104,092	$131,681	$1,392,016
Accumulated depreciation	(237,698)	(41,669)	(37,395)	(316,762)
Net book value	$918,545	$62,423	$94,286	$1,075,254
At April 30, 2014:
Cost	$1,163,639	$125,991	$144,706	$1,434,336
Accumulated depreciation	(287,591)	(52,545)	(43,441)	(383,577)
Net book value	$876,048	$73,446	$101,265	$1,050,759

The flying assets under capital lease included above are as follows:

	2013	2014
Flying assets under capital lease:
Cost	$31,912	$70,118
Accumulated depreciation	(2,949)	(1,443)
	$28,963	$68,675

Depreciation related to flying assets under capital lease totaled $2.5 million, $1.2 million and $1.8 million for the years ended April 30, 2012, 2013 and 2014, respectively.

Due to helicopters coming off contract, and with no plan to redeploy them within the business, we recorded impairment charges of $8.4 million and $5.5 million to write down the carrying value of nine helicopters and four helicopters held for use to their fair values for the years ending April 30, 2013 and 2014, respectively. These amounts are included in asset impairments on the consolidated statements of operations. This measurement is considered a level 2 measurement in the fair value hierarchy as the measurement of the fair value of the flying assets is based on helicopter values from third party appraisals using market data.

5. Assets held for sale and discontinued operations:

(a) Assets held for sale:

We have classified certain assets such as helicopters and buildings as held for sale as these assets are ready for immediate sale and management expects these assets to be sold within one year.

	2013		2014
	# Helicopters		# Helicopters
Helicopters held for sale:
Book value, beginning of year	18	$79,293	14	$30,206
Classified as held for sale, net of impairment	11	7,454	15	28,461
Sales	(10)	(35,303)	(8)	(18,369)
Reclassified as held for use	(5)	(21,049)	(10)	(14,264)
Foreign exchange		(189)		(608)
Helicopters held for sale	14	30,206	11	25,426
Buildings held for sale	—	1,841	—	1,423
Total assets held for sale		$32,047		$26,849

The helicopters classified as held for sale are older technology helicopters that are being divested by us. The buildings classified as held for sale are the result of relocation of certain of our base operations. During the year ended April 30, 2014, there were nine helicopters that were reclassified to assets held for use as management determined that we would obtain a higher value from using these helicopters as parts within the business than selling them in the external market and one helicopter that was reclassified to assets held for use as management reviewed its fleet strategy and decided to redeploy this helicopter to flying operations.

During the years ended April 30, 2012, 2013 and 2014, we recorded impairment charges of $13.5 million, $12.2 million and $18.5 million to write down the carrying value of 17 helicopters and one building, 18 helicopters and 19 helicopters held for sale to their fair value less costs to sell, respectively. These amounts are included in asset impairments on the consolidated statements of operations. The fair value of assets held for sale is considered a level 2 measurement in the fair value hierarchy as the measurement is based on third party appraisals using market data.

(b) Discontinued operations:

In fiscal 2011 we committed to a plan to sell our Composites business. In March, 2012, the Composites business was sold to a third party for $750,000. There is no continuing involvement after the disposition. This has been classified as a discontinued operation in the consolidated statements of operations.

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Revenue	$6,063	$—	$—
Direct costs	(9,319)	1,025	—
Depreciation	(16)	—	—
Asset impairments	(12,608)	—	—
Loss on disposal	(210)	—	—
Operating income (loss)	(16,090)	1,025	—
Financing charges	(17)	—	—
Earnings (loss) from discontinued operations, net of tax	$(16,107)	$1,025	$—

6. Intangible assets:

	Definite life	Indefinite life
	Embedded equity in lease contracts	Trade names and trademarks	Safety manuals, AOCs and operating licenses	Total
Cost:
Balance, April 30, 2012	$137,778	$179,900	$3,941	$321,619
Embedded equity in lease contracts realized	(13,740)	—	—	(13,740)
New AOC	—	—	1,520	1,520
Foreign exchange	(124)	—	(11)	(135)
Balance, April 30, 2013	123,914	179,900	5,450	309,264
Embedded equity in lease contracts realized	(18,700)	—	—	(18,700)
Foreign exchange	(387)	—	19	(368)
April 30, 2014	$104,827	$179,900	$5,469	$290,196
Impairment losses:
Balance, April 30, 2012	(78,729)	(25,000)	—	(103,729)
Impairment loss	(7,725)	—	—	(7,725)
Balance, April 30, 2013	(86,454)	(25,000)	—	(111,454)
Impairment loss	(879)	—	—	(879)
April 30, 2014	$(87,333)	$(25,000)	$—	$(112,333)
Net book value:
April 30, 2013	$37,460	$154,900	$5,450	$197,810
April 30, 2014	17,494	154,900	5,469	177,863

Due to a decline in helicopter values, we recorded impairment charges of $4.2 million, $7.7 million and $0.9 million to write down a portion of our embedded equity to fair value for the years ending April 30, 2012, 2013 and 2014, respectively. These amounts are included in the asset impairments line in the consolidated statements of operations. This measurement is considered a level 2 measurement in the fair value hierarchy as the measurement of embedded equity is based on helicopter values from third party appraisals using market data.

Embedded equity relates to the fair value of helicopter purchase options contained within leases on the date of our acquisition of CHC Helicopter Corporation. Embedded equity is not amortized, instead the embedded equity is added to the value of the purchased asset in the event that the lease purchase option is exercised, and is assessed for impairment on an ongoing basis.

7. Goodwill:

Balance, April 30, 2012	$433,811
Foreign currency translation	(3,349)
Balance, April 30, 2013	430,462
Foreign currency translation	1,914
Balance, April 30, 2014	$432,376

There is no active market for our reporting units. The fair value of all reporting units has been determined based on discounted cash flows using financial budgets covering a five-year period.

8. Investments:

	Percentage ownership	2013	2014
Equity accounted investments:
TAS	29.9%	$18,119	$21,548
Luchthaven Den Helder C.V.	50%	8,501	9,079
Helideck Certification Agency	50%	275	723
		26,895	31,350
Other, at cost		1	1
Total		$26,896	$31,351

There is no quoted market value available for the investments accounted under the equity method.

Of our consolidated deficit, $5.9 million and $9.9 million relates to undistributed earnings of equity method investees as at April 30, 2013 and April 30, 2014, respectively.  We received dividends from our equity accounted investments of $1.1 million, $2.0 million and $3.3 million for the years ended April 30, 2012, 2013 and 2014.

9. Inventories:

	2013	2014
Work-in-progress for long-term maintenance contracts under completed contract accounting	$3,661	$3,790
Consumables	111,862	136,036
Provision for obsolescence	(9,729)	(8,935)
	$105,794	$130,891

Direct costs include a $3.3 million write-down of inventories to the lower of cost or market value for the year ended April 30, 2012 and nil for the years ended April 30, 2013 and 2014.

10. Accounts receivable:

The allowance for doubtful accounts continuity schedule is as follows:

	2013	2014
Balance, beginning of the year	$(2,605)	$(4,303)
Additional allowances	(2,225)	(1,064)
Net write-offs and collections	527	3,052
Balance, end of the year	$(4,303)	$(2,315)

11. Other assets:

	2013	2014
Current:
Helicopter operating lease funded residual value guarantees (a)	$20,184	$6,845
Deferred financing costs	8,771	8,986
Mobilization costs	6,474	8,776
Residual value guarantee	6,278	4,007
Foreign currency embedded derivatives and forward contracts (note 19)	5,764	3,111
Prepaid helicopter rentals	3,465	4,874
Related party receivable (note 3(b)(ii))	5,147	12,610
	$56,083	$49,209
Non-current:
Helicopter operating lease funded residual value guarantees (a)	$196,497	$208,870
Helicopter deposits	67,347	99,372
Accrued pension asset (note 18)	49,562	45,816
Deferred financing costs	48,971	57,297
Mobilization costs	22,645	26,238
Residual value guarantee	15,047	15,695
Security deposits	10,903	34,923
Pension guarantee assets (note 18)	10,141	9,835
Prepaid helicopter rentals	9,940	16,327
Foreign currency embedded derivatives and forward contracts (note 19)	2,223	3,624
Other	6,513	1,309
	$439,789	$519,306

(a) Helicopter operating lease funded residual value guarantees:

The helicopter operating lease funded residual value guarantees includes amounts due from lessors on the financing of 96 helicopters and 69 helicopters under operating leases as at April 30, 2013 and 2014, respectively. Such guarantees bear interest at 0% to 10% for each of the years ended April 30, 2013 and 2014 with principal and accrued interest due at maturity. These guarantees mature between fiscal 2015 and 2022. We believe that the helicopters will realize a value upon sale at the end of the lease terms sufficient to recover the carrying value of these guarantees, including accrued interest. In the event that helicopter values decline such that we do not believe funded residual value guarantees are recoverable, an impairment is recorded. During the years ended April 30, 2012, 2013 and 2014, we recognized $7.4 million, $7.0 million and $6.1 million of interest income on these guarantees and $0.3 million of impairment recovery, $1.6 million of impairment losses and no impairment losses or recovery, respectively. The impairment losses (recoveries) are included in asset impairments on the consolidated statements of operations.

12. Other liabilities:

	2013	2014
Current:
Foreign currency embedded derivatives and foreign currency contracts (note 19)	$12,732	$16,057
Deferred gains on sale-leasebacks of helicopters	4,632	13,284
Residual value guarantees	944	524
Contract inducement (a)	792	802
Deferred helicopter proceeds	—	23,347
Related party loans (note 22(c))	25,000	—
Other	3,691	1,156
	$47,791	$55,170

	2013	2014
Non-current:
Accrued pension obligations (note 18)	$137,259	$122,430
Deferred gains on sale-leasebacks of helicopters	34,616	93,756
Residual value guarantees	27,401	28,359
Foreign currency embedded derivatives and foreign currency contracts (note 19)	15,771	13,317
Insurance claims accrual (b)	11,192	11,809
Contract inducement (a)	9,247	8,590
Other	10,969	9,124
	$246,455	$287,385

(a) Contract inducement:

We received an inducement to enter into a fifteen year Master Training Services Agreement (“MTSA”) with CAE Inc. (“CAE”) for the provision of training services to us on CAE’s worldwide network of simulators.

The inducement proceeds have been deferred in other liabilities and are recognized as a reduction in direct costs over the term of the MTSA as the amounts become non-refundable.

(b) Insurance claims accrual:

The insurance claims accrual relates solely to our reinsurance subsidiary, CHC Reinsurance S.A. The amount represents accruals for losses that have been reported, but not yet paid and accruals for losses that have been incurred, but not yet reported. The reinsurance subsidiary reinsures certain employee benefits, death and disability benefits, loss of license insurance and coverage not available in the commercial insurance market for the operations of the Company.

13. Long-term debt obligations:

	Principal Repayment terms	Facility maturity dates	2013	2014
Senior secured notes (a)	At maturity	October 2020	$1,287,303	$1,159,675
Senior unsecured notes (b)	At maturity	June 2021	—	300,000
Revolving credit facility (c):
US LIBOR plus a 4.5% margin	At maturity	January 2019	125,000	—
Other term loans:
Airbus Helicopters Loan - 2.50%	At maturity	December 2015	2,238	2,417
EDC-B.A. CDOR rate (6 month) plus a 0.8% margin	Semi-annually	June 2014	1,616	495
Capital lease obligations	Quarterly	October 2017 - September 2025	25,663	55,780
Boundary Bay financing – 6.93% (d)	Monthly	April 2035	35,405	31,895
Total long-term debt obligations			1,477,225	1,550,262
Less: current portion			(2,138)	(4,107)
Long-term debt obligations			$1,475,087	$1,546,155

(a) Senior secured notes:

One of our subsidiaries has issued $1.3 billion of senior secured notes (the “secured notes”) which are governed by an indenture. The secured notes bear interest at a rate of 9.25% with semi-annual interest payments on April 15 and October 15 and mature on October 15, 2020. On February 7, 2014, one of our subsidiaries redeemed $130.0 million of the secured notes at a redemption price of 103% of the principal plus paid accrued and unpaid interest of $3.7 million. A loss on extinguishment of $7.7 million related to the redemption premium, the unamortized discount on the secured notes and the unamortized deferred financing costs was recognized.

The secured notes are guaranteed by most of our subsidiaries through a general secured obligation. The secured notes are secured on a first-priority lien basis by the collateral of each guarantor subject to the permitted liens under the indenture, are subordinated to the priority payment lien obligations including the revolving credit facility and are senior to all unsecured indebtedness of each guarantor.

The secured notes have the following optional redemption features:

•   We can redeem the secured notes in whole or part, on or after October 15, 2015, at redemption prices that range from 100% to 104.625% of the principal, plus accrued and unpaid interest.

•   We can redeem up to 10% of the aggregate principal amount of the secured notes in any twelve months period following the issuance date up to October 15, 2015 at a redemption price of 103% of the principal plus accrued interest and unpaid interest.

•   We can redeem the secured notes in whole or in part at a price of 100% of the aggregate principal amount plus a premium equal to the greater of 1% of the principal amount or the excess of the present value at the redemption date over the principal amount of the secured notes. Under this option, the present value at the redemption is to be computed based on a redemption price of 104.625% on October 15, 2015 plus all required interest payments due on the secured notes through October 15, 2015 (excluding accrued but unpaid interest to the applicable redemption date). The applicable discount rate is equal to the treasury rate plus 50 basis points.

Each holder of the secured notes has the right to require us to repurchase the secured notes at a purchase price of 101% of the principal amount plus accrued and unpaid interest upon the occurrence of certain events constituting a change in control of the Company.

The secured notes contain certain covenants limiting the incurrence of additional indebtedness and liens based on the ratio of consolidated adjusted earnings before interest, taxes, depreciation and amortization to fixed charges and total indebtedness, all as defined in the indenture and other restrictions including limitations on disposition of assets, the payment of dividends or redemption of equity interests and transactions with affiliates.

(b) Senior unsecured notes:

On May 13, 2013, one of our subsidiaries issued $ 300.0 million of unsecured senior notes (the “unsecured notes”). The unsecured notes are issued under an indenture. The unsecured notes have an aggregate principal value of $ 300.0 million, were issued at par value, bear interest at a rate of 9.375% with semi-annual interest payments on June 1 and December 1 and mature on June 1, 2021.

The unsecured notes are guaranteed by most of our subsidiaries on a senior unsecured basis. The unsecured notes are effectively subordinated to the secured indebtedness including the revolving credit facility and the senior secured notes to the extent of the value of the collateral securing such secured indebtedness and are senior to all unsecured subordinated indebtedness of each guarantor.

The unsecured notes have the following optional redemption features:

•   Any time prior to June 1, 2016, the issuer can redeem 35% of the aggregate principal amount of the unsecured notes at a redemption price of 109.375% of the principal plus accrued and unpaid interest with the net proceeds of one or more equity offerings provided that at least 50% of the aggregate principal of the unsecured notes remains outstanding and the redemption occurs within 180 days of the closing date of the equity offering.

•   We can redeem the unsecured notes in whole or part, on or after June 1, 2016, at redemption prices that range from 100% to 107.031% of the principal, plus accrued and unpaid interest.

•   We can redeem the unsecured notes in whole or in part at a price of 100% of the aggregate principal amount plus a premium equal to the greater of 1% of the principal amount or the excess of the present value at the redemption date over the principal amount of the unsecured notes. Under this option, the present value at the redemption is to be computed based on a redemption price of 107.031% on June 1, 2016 plus all required interest payments due on the unsecured notes through June 1, 2016 (excluding accrued but unpaid interest to the applicable redemption date). The applicable discount rate is equal to the treasury rate as of the redemption date plus 50 basis points.

Each holder of the unsecured notes has the right to require us to repurchase the unsecured notes at a purchase price of 101% of the principal amount plus accrued and unpaid interest upon the occurrence of certain events constituting a change of control of the Company.

The unsecured notes contain certain covenants limiting the incurrence of additional indebtedness and liens based on the ratio of consolidated adjusted earnings before interest, taxes, depreciation and amortization to fixed charges and total indebtedness, all as defined in the indenture and other restrictions including limitations on disposition of assets, the payment of dividends or redemption of equity interests and transactions with affiliates.

(c) Revolving credit facility:

On January 23, 2014, we terminated our revolving credit facility of $ 375.0 million with a syndicate of financial institutions and entered into a new revolving credit facility of $ 375.0 million with a syndicate of financial institutions. It bears interest at the Alternate Base Rate, LIBOR, CDOR, Canadian Prime Rate or EURIBOR plus an applicable margin that ranges from 2.75% to 4.50% based on the total leverage ratio calculated as of the most recent quarter. The revolving credit facility has a five year term. The availability on the revolving credit facility at April 30, 2014 is $ 320.1 million, net of $ 54.9 million outstanding letters of credit.

The revolving credit facility is secured on a priority basis and ranks equally with the senior secured notes except for payments upon enforcement and insolvency, where the revolving credit facility will rank before the note holders. The revolving credit facility is guaranteed by most of our subsidiaries through a general secured obligation. The revolving credit facility covenants include a requirement for us to maintain a first priority debt leverage ratio of 2.5:1, which is tested at the end of each financial quarter.

At April 30, 2014, we were in compliance with all long-term debt obligations covenants.

(d) Boundary Bay financing:

On April 17, 2012, we sold our Boundary Bay facility (the “facility”) to a third party for $ 37.0 million and entered into a 23 year lease agreement to lease the building from the third party for $ 263,679 per month for the first five years with an increase of the lesser of 12% or CPI every five years. Under the lease agreement we have the option to purchase the property during the first 10 years of the lease for $ 46.4 million up to April 2017 and $ 47.9 million from May 2017 to April 2022. We also have an option to renew the lease agreement for an additional 10 years and a second option to renew the lease for a further five years.

As a result of the option to repurchase the facility, which indicates that we have continuing involvement, the disposal of the facility was accounted for as a financing and not a sale and no gain on the sale of the facility was recognized in the consolidated statements of operations.

As a financing, the facility remains on the consolidated balance sheets and continues to be amortized. The related proceeds were recorded as a finance obligation with payments recorded to interest expense and the finance obligation based on the amortization of the obligation over the life of the lease agreement.

(e) Debt denominated in foreign currencies:

Total debt obligations, including capital leases, denominated in foreign currencies and the US dollar equivalent are as follows:

2013			2014
Debt in original currency		US dollar equivalent	Debt in original currency		US dollar equivalent
	€1,700	$2,238		€15,720	$21,802
CAD	37,288	37,021	CAD	35,489	32,390
		$39,259			$54,192

(f) Repayment requirements:

Repayment requirements related to the total debt obligations outstanding as of April 30, 2014 over the next five years and thereafter are as follows:

	Boundary Bay financing	Capital lease obligations	Other long- term debt(i)	Total
2015	$698	$6,808	$495	$8,001
2016	748	6,808	2,417	9,973
2017	801	6,808	—	7,609
2018	859	12,797	—	13,656
2019	920	5,601	—	6,521
Thereafter	27,869	43,496	1,470,000	1,541,365
	31,895	82,318	1,472,912	$1,587,125
Less interest	—	(26,538)	—	(26,538)
Total	$31,895	$55,780	$1,472,912	$1,560,587

(i)             These amounts exclude the net discount on the senior secured notes of $ 10.3 million which is included in the carrying amount of debt at April 30, 2014.

14. Other financing charges:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Amortization of deferred financing costs	$(6,851)	$(6,981)	$(11,964)
Loss on debt extinguishment	—	—	(7,668)
Net gain (loss) on fair value of derivative financial instruments	(5,380)	1,324	(1,257)
Amortization of guaranteed residual values	(1,852)	(3,056)	(2,540)
Interest expense	(8,542)	(17,135)	(23,213)
Interest income	12,971	14,672	22,174
Fee settlement	—	—	10,000
Other	(5,365)	(7,553)	(8,785)
	$(15,019)	$(18,729)	$(23,253)

15. Income taxes:

The income tax expense is comprised as follows:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Current income tax expense:
Cayman Islands	$—	$—	$—
Foreign	(16,053)	(33,866)	(21,669)
	(16,053)	(33,866)	(21,669)
Deferred income tax recovery (expense):
Related to origination and reversal of temporary differences from foreign jurisdictions	23,810	38,258	52,197
Change in valuation allowance	(55,982)	(58,844)	(58,902)
	(32,172)	(20,586)	(6,705)
Income tax expense	$(48,225)	$(54,452)	$(28,374)

The components of loss from continuing operations before income tax are comprised as follows:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Cayman Islands	$(60,322)	$65,319	$79,681
Foreign	28,434	(128,381)	(222,226)
	$(31,888)	$(63,062)	$(142,545)

As we operate in several tax jurisdictions, our income is subject to various rates of taxation. The income tax expense differs from the amount that would have resulted from applying the Cayman Islands statutory income tax rates to loss from continuing operations before income taxes as follows:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Loss from continuing operations before income tax	$(31,888)	$(63,062)	$(142,545)
Cayman Islands statutory income tax rate	—%	—%	—%
Income tax recovery calculated at statutory rate	—	—	—
(Increase) decrease in income tax expense resulting from:
Rate differences in various jurisdictions	45,131	34,818	65,209
Change in tax law	(3,558)	890	1,023
Non-deductible items	(30,406)	(35,262)	(69,709)
Other foreign taxes	(14,846)	(23,550)	(15,932)
Non-deductible portion of capital losses	901	173	1,155
Non-taxable income	9,622	29,610	39,514
Adjustments to prior years	(3,399)	(1,579)	1,161
Functional currency adjustments	3,986	(582)	8,029
Valuation allowance	(55,982)	(58,844)	(58,902)
Other	326	(126)	78
Income tax expense	$(48,225)	$(54,452)	$(28,374)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The tax effects of temporary differences that give rise to significant portions of deferred income tax assets and deferred income tax liabilities are presented below:

	2013	2014
Deferred income tax assets:
Intangible assets	$—	$598
Pension and other employee benefits	9,926	1,925
Losses carried forward	399,207	342,034
Current accounts payable and receivable	13,348	1,629
Long term debt and other	6,231	12,342
Total deferred income tax assets	428,712	358,528
Valuation allowance(i)	(275,863)	(250,757)
Net deferred income tax assets	$152,849	$107,771
Deferred income tax liabilities:
Intangible assets	$(5,696)	$—
Property, plant and equipment	(64,576)	(55,113)
Deferred capital gains and deferred revenue	(70,636)	(53,919)
Deferred costs	(12,385)	(6,061)
Net deferred income tax liabilities	$(153,293)	$(115,093)
Net deferred income taxes	$(444)	$(7,322)
Distributed as follows:
Current deferred income tax assets	$49	$60
Current deferred income tax liabilities	(618)	(98)
Long-term deferred income tax assets	10,752	3,381
Long-term deferred income tax liabilities	(10,627)	(10,665)
	$(444)	$(7,322)

(i)             During the years ended April 30, 2013 and April 30, 2014, the change in valuation allowance includes an adjustment to the opening balance due to a change in judgment about the realizability of the related deferred tax assets in the future years in addition to valuation allowance against current year losses. The change in judgment was as a result of changes to forecasted taxable income in certain jurisdictions and changes in tax planning initiatives.

The following table summarizes the continuity of the valuation allowance:

Balance, April 30, 2012		$(232,652)
Change in valuation allowance:
Opening balance adjustment	(22,931)
Current year changes	(35,913)	(58,844)
Other adjustments, included in:
Adjustments to prior years in the reconciliation of income tax expense(ii)	15,544
Foreign exchange translation adjustments	977
Valuation allowance against deferred tax assets related to the defined benefit pension plan	(888)	15,633
Balance, April 30, 2013		$(275,863)
Change in valuation allowance:
Opening balance adjustment	(7,792)
Current year changes	(51,110)	(58,902)
Other adjustments, included in:
Adjustments to prior years in the reconciliation of income tax expense(ii)	89,180
Valuation allowance against deferred tax assets related to the defined benefit pension plan	(9,528)
Foreign exchange translation adjustments	4,356	84,008
Balance, April 30, 2014		$(250,757)

(ii)          The adjustments to prior years are due to changes in the deferred income tax asset recorded in respect of losses carried forward, based on changes from tax authorities, which have been offset by a valuation allowance.

As at April 30, 2014, we have non-capital loss carry forwards that are available to reduce taxable income in future years. These non-capital loss carry forwards expire as follows:

	2018	2019 and thereafter	No expiry date	Total
Tax losses(iii):
Africa	$—	$—	$9,514	$9,514
Australia	—	—	55,137	55,137
Brazil	—	—	106,048	106,048
Canada	—	136,795	—	136,795
Netherlands	—	24,597	—	24,597
Nigeria	—	—	6,769	6,769
Norway	—	—	691,696	691,696
Poland	2,380	2,527	—	4,907
Ireland	—	—	21,290	21,290
United Kingdom	—	—	105,113	105,113
Luxembourg	—	—	35,427	35,427
United States	—	53,915	—	53,915
Other	—	—	215	215
	$2,380	$217,834	$1,031,209	$1,251,423

(iii)  Represents the gross amount of tax loss carry forwards translated at closing exchange rates at April 30, 2014.

We have also accumulated at April 30, 2013 and 2014, respectively, approximately $ 174.3 million and $ 0.8 million in capital losses, which carry forward indefinitely. None of the capital losses are available to reduce future capital gains realized in the Cayman Islands, and $ 174.3 million and $ 0.8 million are available to reduce future capital gains realized in other foreign jurisdictions at April 30, 2013 and 2014, respectively.

We have provided a valuation allowance in respect of $ 865.6 million and $ 1,003.6 million of the non-capital losses as at April 30, 2013 and 2014, respectively (2013 — Cayman Islands — $ nil, other jurisdictions — $ 865.6 million; 2014 — Cayman

Islands — $ nil, other jurisdictions — $ 1,003.6 million) and $ 174.3 million and $ 0.8 million of the capital losses in other foreign jurisdictions as at April 30, 2013 and 2014, respectively. The benefit anticipated from the utilization of the remaining non–capital and capital losses has been recorded as a deferred income tax asset.

Uncertain tax positions:

The following table summarizes activity of the total amounts of unrecognized tax benefits:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Opening balance	$15,302	$15,925	$24,281
Additions in the current year	8,014	11,069	5,187
Reductions in current year	(6,643)	(2,713)	(3,117)
Foreign exchange	(748)	—	(876)
Total	$15,925	$24,281	$25,475

For the years ended April 30, 2013 and 2014, $ 16.8 million and $ 18.5 million of the unrecognized tax benefits would have an impact on the effective tax rate, if recognized.

The following table summarizes information regarding income tax related interest and penalties:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Net increase (reduction) in interest and penalties	$(227)	$1,632	$2,587

The total amount of interest and penalties accrued on the consolidated balance sheet at April 30, 2013 and 2014 was $ 4.5 million and $ 7.1 million, respectively.

General tax contingencies:

We are subject to taxes in different countries. Taxes and fiscal risks recognized in the consolidated financial statements reflect our best estimate of the outcome based on the facts known at the balance sheet date in each individual country. These facts may include, but are not limited to, change in tax laws and interpretation thereof in the various jurisdictions where we operate. They may have an impact on the income tax as well as the resulting assets and liabilities. Any differences between tax estimates and final tax assessments are charged to the statement of operations in the period in which they are incurred.

In addition, our business and operations are complex and include a number of significant financings, acquisitions and dispositions. The determination of earnings, payroll and other taxes involves many factors including the interpretation of tax legislation in multiple jurisdictions in which we are subject to ongoing tax assessments. When applicable, we adjust the previously recorded income tax expense, direct costs, interest and the associated assets and liabilities to reflect the change in estimates or assessments. These adjustments could materially change our results of operations.

16. Capital stock and net loss per ordinary share:

Capital Stock:

On January 3, 2014, the majority shareholder of the Company approved the following capital stock restructuring transactions which were effective immediately:

•   a subdivision of the authorized and issued ordinary shares of capital stock by a factor of 10,000 increasing the authorized and issued ordinary shares of capital stock to 20,000,000,000,000 and 18,607,793,610,000, respectively, while reducing the par value per share from $ 1.00 to $ 0.0001;

•   the surrender of 18,607,747,090,516 of the issued ordinary shares of capital stock resulting in the issued ordinary shares of capital stock being reduced to 46,519,484, each with a par value of $ 0.0001;

•   the cancellation of 19,998,500,000,000 of the unissued authorized ordinary shares of capital stock, reducing the authorized capital stock to 1,500,000,000, each with a par value of $ 0.0001; and

•   the increase of the authorized capital stock by $ 50,000 (such increase being in the form of 500,000,000 preferred shares of capital stock, each with a par value of $ 0.0001) resulting in an aggregate authorized capital stock of $ 200,000 divided into 1,500,000,000 ordinary shares of capital stock, each with a par value of $ 0.0001 and 500,000,000 preferred shares of capital stock with a par value of $ 0.0001.

All capital stock and additional paid-in capital amounts and per share information have been retroactively adjusted for all prior periods presented for the consummation of the above capital stock restructuring transactions. Such adjustments include calculations of our weighted average number of ordinary stock and net loss per ordinary share.

As at April 30, 2014, the authorized capital stock of the Company is 1,500,000,000 ordinary shares and 500,000,000 preferred shares, each with a par value of $ 0.0001.

Number of ordinary shares of capital stock issued
April 30, 2011	44,019,484
Ordinary shares of capital stock issued	2,500,000
April 30, 2012 and 2013	46,519,484
Ordinary shares of capital stock issued	34,000,000
April 30, 2014	80,519,484

On October 13, 2011, we issued 1,500,000 ordinary shares of capital stock for cash consideration of $ 60.0 million. On November 2, 2011, we issued 500,000 ordinary shares of capital stock for cash consideration of $ 20.0 million. On February 9, 2012, we issued 500,000 ordinary shares of capital stock for cash consideration of $ 20.0 million.

On January 16, 2014, we completed the IPO of 31,000,000 ordinary shares of capital stock at a price of $ 10.00 per share, raising approximately $ 289.4 million, net of underwriting costs of $ 16.3 million and other costs directly related to the IPO of $ 4.3 million. The net proceeds were allocated $ 3.1 thousand to the Capital Stock of the Company and $ 289.4 million to additional paid-in capital.

On February 20, 2014, the underwriters in our IPO exercised an option to purchase 3,000,000 ordinary shares of capital stock at a price of $ 10.00 per share, raising approximately $ 28.4 million, net of underwriting costs of $ 1.6 million. The net proceeds were allocated $ 28.4 million to additional paid-in capital.

Net loss per ordinary share:

The following table sets forth the computation of basic and diluted net loss per ordinary share:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Net earnings (loss) attributable to controlling interest:
Continuing operations	$(92,535)	$(120,461)	$(172,548)
Discontinued operations	(16,107)	1,025	—
Weighted average number of ordinary stock outstanding – basic and diluted	45,198,936	46,519,484	55,919,484

Details of the Company’s stock based compensation plans are presented in Note 17 of these consolidated financial statements. Securities issuable as part of these plans were not included in the computation of diluted loss per ordinary share because to do so would have been antidilutive for the periods presented.

17. Stock-based Compensation:

(a) 2013 Omnibus Incentive Plan (“2013 Incentive Plan”):

On December 16, 2013, our Board of Directors adopted the CHC Group Ltd. 2013 Omnibus Incentive Plan, an equity compensation plan that permits us to grant non-qualified stock options, incentive stock options, share appreciation rights, restricted shares, restricted share units, other share based awards and performance compensation awards to certain eligible directors, officers, employees, consultants or advisors of the Company and its affiliates. A maximum of 7.5 million of the outstanding ordinary shares of the Company are available to be granted under the 2013 Incentive Plan.

New awards

On January 16, 2014, certain members of the executive team, eligible vice presidents, senior officers and director level employees were granted stock options, time-based restricted stock units (“RSUs”) and performance based restricted stock units (“PB RSUs”).

The stock options vest and are exercisable in three equal annual installments of 33.3% beginning one year from the date of grant. All of the stock options will vest immediately on a change of control and are then cancelled, in exchange for an amount equal to the excess of the value of the consideration to be paid to ordinary shareholders over the option exercise price if the stock options are not assumed, continued or substituted by the new entity.

The RSUs vest in three equal annual installments of 33.3% beginning one year from the date of grant. The eligible employee receives ordinary shares of the Company equal to the number of RSUs vested. All of the RSUs will vest immediately on a change of control and are then cancelled, in exchange for an amount equal to the value of the consideration to be paid to ordinary shareholders if the RSUs are not assumed, continued or substituted by the new entity. The holders of RSUs are entitled to receive cash dividend equivalents, which would be reinvested in restricted share units, based on the cash dividends paid on the ordinary shares during the period the RSUs are outstanding.

The PB RSUs cliff vest on the third anniversary of the date of grant. The number of shares which will be received is based on the change in the Company’s stock price relative to the change in the stock prices of the companies in the S&P Energy Index over the three year period from the date of grant. The number of shares to be received will range from 0% to 200% of the PB RSUs granted. All of the PB RSUs will convert into RSUs on a change of control if the PB RSUs are not assumed, continued or substituted by the new entity.  If the change of control occurs within 18 months of January 16, 2014 the number of RSUs that will vest on the third anniversary of grant will be equal to the number of PB RSUs granted.  If the change of control occurs after 18 months from January 16, 2014 the number of shares received on the third anniversary of grant will be equal to the number of PB RSUs that would otherwise have been received based on the actual performance between the date of grant and the date of the change of control.  The holders of PB RSUs are entitled to receive cash dividend equivalents, which would be reinvested in RSUs, based on the cash dividends paid on the ordinary shares during the period the PB RSUs are outstanding.

The following table summarizes the stock options under the 2013 Incentive Plan.

	April 30, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Outstanding, beginning of year	—	$—	—	$—
Granted	2,733,450	10.00	—	—
Forfeited	(195,928)	10.00	—	—
Outstanding, end of year	2,537,522	$10.00	9.7 years	$4.13
Exercisable, end of year	—

The following table summarizes the RSUs under the 2013 Incentive Plan.

	April 30, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Outstanding, beginning of year	—	$—	—	$—
Granted	1,109,539	—	—	—
Forfeited	(46,871)	—	—	—
Outstanding, end of year	1,062,668	$—	2.7 years	$10.00
Exercisable, end of year	—

The following table summarizes the PB RSUs under the 2013 Incentive Plan.

	April 30, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Outstanding, beginning of year	—	$—	—	$—
Granted	436,617	—	—	—
Forfeited	(33,333)	—	—	—
Outstanding, end of year	403,284	$—	2.7 years	$12.60
Exercisable, end of year	—

Exchanged awards

In connection with the IPO, members of the 2011 Management Equity Plan (“2011 Plan”) (see (b) below) exchanged their performance options under the 2011 Plan for either share price performance options or share price performance shares under the 2013 Incentive Plan and their time and performance options under the 2011 plan for either service vesting stock options or service vesting shares under the 2013 Incentive Plan.

The share price performance options and share price performance shares vest and are exercisable in up to four tranches based on the satisfaction of specified market conditions. The first third of the options and/or shares will vest on the achievement of a price of our ordinary shares at least $ 40.00, based on a 20 day trading average. The second third of the options and/or shares will vest on the achievement of a price of our ordinary shares of at least $ 53.60, based on a 20 day trading average. One sixth of the options and/or shares will vest on the achievement of a price of our ordinary shares of at least $ 60.00, based on a 20 day trading average. The remaining one sixth of the options and/or shares will vest on the achievement of a price of our ordinary shares of at least $ 67.20, based on a 20 day trading average. Once vested the ordinary shares will be subject to transfer restrictions and can only be sold on a pro-rata basis when 6922767 Holding (Cayman) Inc., our parent (“the Parent”) sells ordinary shares of the Company.

The service vesting stock options and service vesting shares vest and are exercisable in three equal annual installments of 33.3% beginning six months after the date of grant. The service vesting stock options are granted at an exercise price that is not to be less than 100% of the fair value of an ordinary share on the date of grant.

The following table summarizes the 2013 Incentive Plan service vesting stock options received in exchange for performance options under the 2011 Plan. There were no additional grants, forfeitures or exercises for the year ended April 30, 2014.

	April 30, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Service vesting stock options	46,403	$0.0001	9.7 years	$10.00
Exercisable, end of year	—

The following table summarizes the 2013 Incentive Plan share price performance options.

	April 30, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Outstanding, beginning of year	—	$—	—	$—
Exchanged	193,891	10.00	—	—
Forfeited	(14,930)	10.00	—	—
Outstanding, end of year	178,961	$10.00	9.7 years	$3.86
Exercisable, end of year	—

The following table summarizes the 2013 Incentive Plan service vesting shares.

	April 30, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Outstanding, beginning of year	—	$—	—	$—
Exchanged	252,976	—	—	—
Forfeited	(9,697)	—	—	—
Outstanding, end of year	243,279	$—	2.2 years	$10.00
Exercisable, end of year	—

The following table summarizes the 2013 Incentive Plan share price performance shares.

	April 30, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Outstanding, beginning of year	—	$—	—	$—
Granted	669,228	—	—	—
Forfeited	(20,217)	—	—	—
Outstanding, end of year	649,011	$—	9.7 years	$4.53
Exercisable, end of year	—

Valuation of new and exchanged awards

The fair value of the stock options, service vesting stock options, the share price performance options and the share price performance shares were estimated using a Binomial model. The share price performance options and/or shares will vest on the achievement of specified share prices of our ordinary shares. For accounting purposes this is considered to be a market condition and this was reflected in the grant date fair value of the award.

The key factors that will create value in these awards include the expected term, risk-free interest rate and volatility, which has been estimated using historical volatility of the peer companies’ in the S&P 500 Energy Index and two additional peer companies’ stock prices.

Expected term	5.75 years – 10 years
Risk-free interest rate	1.90% – 2.85%
Expected dividends	nil
Volatility	40%

The fair value of the PB RSUs was estimated using a Monte-Carlo simulation model. The number of shares to be received will range from 0% to 200% of the PB RSUs granted based on the change in the Company’s stock price relative to the change in the stock prices of the companies in the S&P Energy Index over the three year period from the date of grant. For accounting purposes this is considered to be a market condition and this was reflected in the grant date fair value of the award.

The key factors that will create value in these awards include the correlations between the price of our ordinary shares and the three year daily historical stock prices of the respective companies in the S&P 500 Energy Index, the risk-free interest rate and the expected volatility.

Correlation co-efficient	0.61
Risk-free interest rate	0.80%
Expected dividends	nil
Expected life	3 years
Volatility	40%

(b) 2011 Management Equity Plan (“2011 Plan”):

On December 30, 2011, the Parent adopted an equity compensation plan that permitted it to grant time and performance options, performance options and/or restricted share units to certain eligible employees, directors or consultants of the Parent and its affiliates.

The time and performance options vest in four equal annual installments of 25% beginning one year from the date of grant. All of the unvested time and performance options will vest immediately in the event the Ordinary A shareholders receive distributions equal to their initial investment or on a change of control. The time and performance options cannot be exercised until the occurrence of either, (1) an initial public offering or subsequent public offering of our equity or (2) the merger, consolidation, sale of interests or sale of assets of us (collectively an “Exit Event”) which results in an exit value being equal to or in excess of the initial investment by the Ordinary A shareholders in the Parent.

The term of stock options issued under the 2011 Plan may not exceed the earlier of an Exit Event or ten years from the date of grant. Under the 2011 Plan, the time and performance options and the performance options are granted at an exercise price that is not to be less than 100% of the fair value of an Ordinary B share of 6922767 Holding (Cayman) Inc. on the date of grant.

The performance options vest and are exercisable in up to three equal tranches based on the satisfaction of specified performance conditions. The first third of the options will vest on the occurrence of an Exit Event which results in an exit value being equal to or in excess of the initial investment by the Ordinary A shareholders. The second third of the options will vest on the occurrence of an Exit Event which results in an exit value being equal to or in excess of two times the initial investment by the Ordinary A shareholders. The remaining options will vest on the occurrence of an Exit Event which results in an exit value being equal to or in excess of two and a half times the initial investment by the Ordinary A shareholders.

For accounting purposes, time and performance options and performance options are considered to have a market condition (based on the exit value) and a performance condition (based on an Exit Event). The effect of the market condition was reflected in the grant date fair value of the award.

Restricted Share Units (“RSUs”) vest on the date of grant as they are fully paid up on the grant date. The eligible employee receives Ordinary B shares of the Parent equal to the number of RSUs in exchange for the RSUs on the earlier to occur of (1) the fifth anniversary of the date of grant and (2) the date of a change of control. The holders of RSUs are entitled to receive cash dividend equivalents based on the cash dividends paid on the Ordinary B shares during the period the RSUs are outstanding.

On January 16, 2014, certain employees exchanged 183,219 time and performance options and 390,473 performance options under the 2011 Plan for 46,403 service vesting options and 193,891 share price performance options under the 2013 Incentive Plan. On January 16, 2014, certain employees exchanged 725,905 time and performance options and 1,325,757 performance options under the 2011 Plan for 252,976 service vesting shares and 669,228 share price performance shares under the 2013 Incentive Plan.

The exchange of the time and performance options changed the exercise price from $ 26.06 to $ 0.0001 for service vesting stock options and to $ nil for the shares which resulted in an incremental compensation cost of $ 2.0 million. $ 0.2 million of compensation expense has been recognized in relation to the incremental cost during the year ended April 30, 2014. The unrecognized compensation expense of $ 1.8 million will be recognized over 2.2 years. The exchange of the performance options changed the exercise price from $ 26.06 to $ 10.00 for share price performance stock options and to $ nil for the shares which resulted in an incremental cost of $ 0.5 million. The unrecognized compensation expense of $ 0.5 million will be recognized over 9.7 years.

The following table summarizes the time and performance stock option activity under the 2011 Plan:

	April 30, 2013			April 30, 2014
	Number of options(1)	Weighted average exercise price(1)	Weighted remaining contractual life	Number of options(1)	Weighted average exercise price(1)	Weighted remaining contractual life
Outstanding, beginning of year	1,045,524	$26.06		1,029,863	$26.06
Granted	102,600	26.06		—	—
Forfeited	(118,261)	26.06		(93,982)	26.06

	April 30, 2013			April 30, 2014
	Number of options(1)	Weighted average exercise price(1)	Weighted remaining contractual life	Number of options(1)	Weighted average exercise price(1)	Weighted remaining contractual life
Exchanged options	—	—		(909,124)	26.06
Outstanding, end of year	1,029,863	$26.06	8.7 years	26,757	$26.06	7.7 years
Exercisable, end of year	—			—

The following table summarizes the performance stock option activity under the 2011 Plan:

	April 30, 2013			April 30, 2014
	Number of options(1)	Weighted average exercise price(1)	Weighted remaining contractual life	Number of options(1)	Weighted average exercise price(1)	Weighted remaining contractual life
Outstanding, beginning of year	1,860,943	$26.06		1,911,605	$26.06
Granted	225,472	26.06		—	—
Forfeited	(174,810)	26.06		(195,375)	26.06
Exchanged options	—	—		(1,716,230)	26.06
Outstanding, end of year	1,911,605	$26.06	8.7 years	—	$—	—
Exercisable, end of year	—			—

(1)   Adjusted retrospectively for the capital stock restructuring (note 16)

The fair value of the time and performance options and performance options on the date of exchange was estimated using a Monte-Carlo simulation model. The key factors that created value in these awards at the exchange date include the year of an Exit Event, the probability that an Exit Event will occur in a particular year, the risk-free interest rate and the ultimate exit value of the Company, which was estimated using historical volatility of the peer companies’ in the S&P 500 Energy Index and two additional peer companies’ stock price.

Year of Exit Event	2014 – 2018
Probability of Exit Event	0% to 30%
Risk-free interest rate	1.23%
Expected dividends	nil
Volatility	40%

The weighted average fair value of the time and performance stock options on the date of the exchange is $ 0.26 per share. No compensation expense was recognized in relation to the time and performance options during the years ended April 30, 2012 and 2013 as the performance criteria was not met and it was not probable that the criteria would be met in the future. $ 6.5 million of compensation expense has been recognized in relation to the time and performance options during the year ended April 30, 2014 as on the completion of the IPO the performance criteria related to the Exit Event was achieved. As of April 30, 2014, $ 1.4 million remains to be recognized for the unvested options over the remaining two of the four-year vesting period as the options would have vested under the terms of the original options.

The weighted average fair value of the performance options on the date of the exchange is $ 0.13 per share. No compensation expense was recognized in relation to the performance options during the years ended April 30, 2012 and 2013 as the performance criteria was not met and it was not probable that the criteria would be met in the future. $ 13.9 million of compensation expense has been recognized in relation to the performance options during the year ended April 30, 2014 as on the completion of the IPO the performance criteria related to the Exit Event was achieved.

(c) Share Incentive Plan (“2008 Plan”):

On September 16, 2008 we introduced a Share Incentive Plan (“the 2008 Plan”) under which options and Special Share Awards can be granted to our eligible employees.

Under the 2008 Plan, options may be granted to employees to purchase Ordinary B shares of the Parent. Each option provides the right to purchase one Ordinary B share. Each option expires at the earlier of the tenth anniversary of the effective date of such options or the occurrence of a Exit Event as defined in the Plan.

On December 30, 2011, certain employees exchanged 94,609 unvested options and 47,304 of the options that vested on September 16, 2011 under the 2008 Plan for the same number of time and performance options under the 2011 Plan. The same employees exchanged 170,000 Special A shares for the same number of performance options under the 2011 Plan.

The exchange of the options changed the exercise price from $ 40.00 to $ 26.06, which resulted in an incremental cost of $ 0.4 million. $ 0.3 million of compensation expense has been recognized in relation to the incremental cost during the year ended April 30, 2014 as the performance criteria related to Exit Event was met. As of April 30, 2014, $ 0.3 million remained to be recognized for the unvested 2008 options. The unrecognized compensation expense of $ 0.3 million will be recognized over the remaining two of the four-year vesting period as the options would have vested under the terms of the original options.

The following table summarizes the stock option activity under the 2008 Plan:

	April 30, 2013			April 30, 2014
	Number of options(1)	Weighted average exercise price(1)	Weighted remaining contractual life	Number of options(1)	Weighted average exercise price(1)	Weighted remaining contractual life
Outstanding, beginning of year	559,305	$40.00		531,479	$40.00
Granted	—	—		—	—
Forfeited	(27,826)	40.00		—	—
Exchanged options	—	—		—	—
Outstanding, end of year	531,479	$40.00	5.4 years	531,479	$40.00	4.4 years
Exercisable, end of year	502,261			531,479

(1)   Adjusted retrospectively for the capital stock restructuring (note 16)

There were no Special A shares granted during each of the years ended April 30, 2013 and 2014. There were 1,000 Special A shares and 70,000 Special A shares forfeited during the years ended April 30, 2013 and 2014. There were no Special A shares exchanged during the years ended April 30, 2013 and 2014. At April 30, 2013 and 2014, there were 393,000 and 323,000 Special A shares outstanding, respectively.

No compensation expense was recognized in relation to the Special A shares during the years ended April 30, 2012 and 2013 as the two performance criteria were not met and it was not probable that the performance criteria would be met. $ 2.5 million of compensation expense has been recognized in relation to the Special A shares during the nine year ended April 30, 2014 as the performance criteria related to the Exit Event was met.

During the years ended April 30, 2012, 2013 and 2014, we recorded stock compensation expense of $ 0.8 million, $ 0.4 million, and $ 26.4 million respectively, in the statement of operations.

As at April 30, 2014, $ 22.7 million remains to be recognized.

18. Employee pension plans:

(a) Defined contribution pension plans:

The following table summarizes contributions to defined contribution plans:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Company contributions	$14,197	$14,808	$14,613

(b) Defined benefit pension plans:

We have funded and unfunded flat-benefit and final-pay defined benefit pension plans in Canada, the UK, Norway and the Netherlands for approximately 28% of our active employees. Funded plans require us to make cash contributions to ensure there will be sufficient assets to discharge the plans’ benefit obligations as they become due. Unfunded plans do not require contributions to be paid into the plans as we pay the benefit obligations directly as they are due. Employer contributions expected to be paid to the defined benefit pension plans during the fiscal year ended April 30, 2015, required by funding regulations and law, are $ 45.7 million.

The plan assets and accrued benefit obligation are measured at fair value as at April 30, 2014. The most recent actuarial valuations of the defined benefit pension plans were conducted as at April 30, 2014 and the next actuarial valuations are required as at April 30, 2015.

On January 1, 2014, in accordance with changes in Dutch law, the retirement age was increased from 65 to 67 and the annual accrual of benefits percentage was reduced from 2.25% to 2.15% for each year of service of the ground crew and from 1.83% to 1.67% for the flying crew. The impact on the projected benefit obligation was a reduction of $ 1.8 million which is being recognized over the remaining future service period for active employees.

Annually the Board of the standard Norwegian Avtalefestet (contractual pension or AFP) decides the pension contributions to be paid by the employers and Norwegian government. This is based on the funding requirement for current and future benefit payments. There are no minimum funding mechanisms and no information on our share of the pension assets or obligations is available. The plan assets are held in a Joint Scheme for AFP (“Fellesordningen for AFP”) legal entity which was created by law to safeguard the plan assets. Employees are entitled to a pension benefit equivalent to 0.314% of salary to a maximum of 7.1 times the government set base amount per year of service until the age of 61.

In the UK, the Trustees have outsourced the fiduciary management of the investment portfolio including the determination of asset allocation to two investment advisors. These fiduciary managers invest the assets of the plan at their discretion in fixed income instruments and various pooled funds with respect to the growth assets and report back to the Trustees at regular intervals. The agreements with the fiduciary managers currently stipulate an investment objective of 3.7% over a proxy return on a matching asset to the liabilities of the plan. This investment objective is subject to change based upon agreement between the Trustees and the fiduciary managers. The expected rate-of-return assumptions for the UK reflect this agreed investment objective. The Trustees have established a long term plan for the pension fund which provides for various de-risking mechanisms as the funded status of the plan improves over time. The fiduciary managers are required to operate within the parameters of this long term plan.

The investment policy requires that the assets held in the Norwegian plans are to be diversified as shown below.

Category	Minimum/Maximum

Total equities	5% to 45%
Total bonds	30% to 70%
Money market	0% to 50%
Real estate funds	0% to 10%
Private equity funds	0% to 5%

For the assets held in the plan in the Netherlands, 80% must be invested in fixed rate investments and the remaining 20% invested in shares with a maximum deviation of 5% upwards or downwards.

While the asset mix varies in each plan, overall the asset mix, as a percentage of total market value, of all the defined benefit plans at April 30, 2013 was 33% equities, 50% fixed income and 17% money market and other. At April 30, 2014 the asset mix of all the defined benefit plans was 28% equities, 46% fixed income and 26% money market and other.

For defined benefit pension plans in the Netherlands and Norway, the overall expected long-term rates of return on plan assets have been determined in part by assessing current and expected asset allocations as well as historical and expected returns on various categories of the assets. Such expected rates of return ignore short-term fluctuations. For the plans in Norway and the Netherlands, the expected long-term rate of return is considered in reference to the long term weighted average expectation of the rate of return.

	2013	2014
Change in benefit obligations:
Benefit obligations, beginning of year	$735,062	$806,941
Current service cost	19,719	19,832
Interest cost	31,587	32,021
Plan amendments	—	(1,754)
Actuarial loss	61,294	24,069
Benefits paid	(27,462)	(28,735)
Foreign currency translation	(13,259)	14,684
Benefit obligations, end of year	$806,941	$867,058
Change in plan assets:
Fair value of plan assets, beginning of year	$646,812	$719,244
Actual gain on plan assets	65,791	39,870
Employer contributions	41,432	44,980
Employee contributions	2,964	2,970
Benefits paid	(27,462)	(28,735)
Foreign currency translation	(10,293)	12,115
Fair value of plan assets, end of year	$719,244	$790,444

	2013	2014
Fair value of plan assets	$719,244	$790,444
Less: Projected benefit obligation	806,941	867,058
Funded status	(87,697)	(76,614)
Pension guarantee assets	10,141	9,835
Net recognized pension liability	$(77,556)	$(66,779)

Accumulated benefit obligation	$768,520	$829,575

The following table presents selected information for pension plans that are not fully funded:

	2013	2014
Projected benefit obligation	$458,330	$483,690
Fair value of plan assets	321,071	361,260
Accumulated benefit obligation	451,793	478,586

	2013	2014
Net recognized pension liability:
Non-current asset – pension guarantee assets (note 11)	$10,141	$9,835
Non-current asset (note 11)	49,562	45,816
Non-current liability (note 12)	(137,259)	(122,430)
	(77,556)	(66,779)

	2013	2014
Amounts recorded in accumulated other comprehensive loss:
Unrecognized net actuarial and experience losses	$95,776	$135,470
Unrecognized prior service credits	(11,972)	(14,380)
	$83,804	$121,090

The significant weighted average actuarial assumptions adopted in measuring the defined benefit pension plan obligations and net benefit plan expense as at April 30, 2013 and 2014 are as follows:

	2013	2014
Discount rate	4.06%	4.11%
Rate of compensation increase	2.06%	1.97%
Discount rate for pension expense	4.06%	4.11%
Expected long-term rate of return on plan assets	6.72%	6.57%

The net defined benefit pension plan expense (income) is as follows:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Current service cost	$17,573	$19,719	$19,832
Interest cost	35,344	31,587	32,021
Expected return on plan assets	(34,691)	(41,587)	(51,122)
Amortization of net actuarial and experience losses	507	1,009	1,792
Amortization of past service credits	(249)	(367)	(432)
Employee contributions	(2,911)	(2,963)	(2,970)
	$15,573	$7,398	$(879)

The components of other comprehensive loss relating to the plans consist of the following:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Other comprehensive loss (income):
Net loss	$46,452	$37,090	$35,320
Net prior service credit	(14,766)	—	(1,754)
Amortization of net actuarial loss, past service credits and transition amounts	(258)	(642)	(1,360)
Foreign exchange translation	402	—	—
	$31,830	$36,448	$32,206

As at April 30, 2014, the estimated net loss and net prior service credit that will be amortized from accumulated other comprehensive loss into net period benefit cost are $ 2.1 million and $ (0.6) million, respectively.

(c) Benefit Payments:

As at April 30, 2014, benefits expected to be paid under the defined benefit pension plans in each of the next five fiscal years and in aggregate for the fiscal years thereafter, are as follows:

Pension benefits
2015	$30,631
2016	31,831
2017	32,138
2018	34,122
2019	35,221
Thereafter	194,135
$358,078

(d) Pension plan assets and fair value measurement:

	April 30, 2013
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total plan assets
Assets:
Cash equivalents and other short-term investments	$21,780	$—	$—	$21,780
Equity investments	222,052	—	17,907	239,959
Fixed income	148,945	207,461	—	356,406
Money market and other	56,539	23,844	20,716	101,099
	$449,316	$231,305	$38,623	$719,244

	April 30, 2014
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total plan assets
Assets:
Cash equivalents and other short-term investments	$2,507	$—	$—	$2,507
Equity investments	49,916	152,528	18,517	220,961
Fixed income	83,457	279,607	307	363,371
Money market and other	20,360	163,072	20,173	203,605
	$156,240	$595,207	$38,997	$790,444

The methods and assumptions used to estimate the fair value of the pension assets in level 1 are based on publicly available quoted market prices. The level 3 assets are valued using third party appraisals and changes in the level 3 assets are as follows:

	2013	2014
Opening	$31,714	$38,623
Actual return on assets	7,055	1,580
Foreign currency translation	(146)	(1,206)
	$38,623	$38,997

19. Derivative financial instruments and fair value measurements:

We are exposed to foreign exchange risk primarily from our subsidiaries which incur revenue and operating expenses in currencies other than US dollars with the most significant being the Pound Sterling, Norwegian Kroner, Canadian dollars, Australian dollars and Euros. We monitor these exposures through our cash forecasting process and regularly enter into foreign exchange forward contracts to manage our exposure to fluctuations in expected future cash flows related to transactions in currencies other than the functional currency.

The outstanding foreign exchange forward contracts are as follows:

	Notional		Fair value	Maturity dates
April 30, 2013:
Purchase contracts to sell US dollars and buy Canadian dollars	CAD	231,922	$383	May 2013 to Nov 2015
Purchase contracts to sell US dollars and buy Euros		€69,268	5,451	Dec 2013 to July 2014
Purchase contracts to sell Pounds Sterling and buy Euros		€61,000	(1,270)	May 2013 to Dec 2015
April 30, 2014:

	Notional		Fair value	Maturity dates
Purchase contracts to sell US dollars and buy Canadian dollars	CAD	235,000	$(10,925)	May 2014 to Nov 2016
Purchase contracts to sell US dollars and buy Euros		€42,051	2,291	July 2014 to Oct 2014
Purchase contracts to sell Pounds Sterling and buy Euros		€54,000	(2,547)	May 2014 to Dec 2016

A loss in the amount of $ 12.8 million, a gain of $ 1.1 million and a loss of $ 13.4 million were recognized in other financing charges related to derivative forward exchange contracts in the statement of operations for the years ended April 30, 2012, 2013 and 2014, respectively.

We enter into long-term revenue agreements, which provide for pricing denominated in currencies other than the functional currency of the parties to the contract. This pricing feature was determined to be an embedded derivative which has been bifurcated for valuation and accounting purposes. The embedded derivative contracts are measured at fair value and included in other assets or other liabilities.

A gain of $ 7.4 million, a gain of $ 0.2 million and a gain of $ 12.1 million due to the change in the fair value of embedded derivatives were recognized in the statement of operations as a part of other financing charges for the years ended April 30, 2012, 2013 and 2014, respectively.

The following tables summarize the financial instruments measured at fair value on a recurring basis excluding cash and cash equivalents and restricted cash:

	April 30, 2013
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Fair value
Financial assets
Other assets, current:
Foreign currency forward contracts	$—	$5,636	$—	$5,636
Foreign currency embedded derivatives	—	128	—	128
Other assets, non-current:
Foreign currency forward contracts	—	1,949	—	1,949
Foreign currency embedded derivatives	—	274	—	274
	$—	$7,987	$—	$7,987

	April 30, 2013
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Fair value
Financial assets
Other liabilities, current:
Foreign currency forward contracts	$—	$(1,960)	$—	$(1,960)
Foreign currency embedded derivatives	—	(10,772)	—	(10,772)
Other liabilities, non-current:
Foreign currency forward contracts	—	(1,061)	—	(1,061)
Foreign currency embedded derivatives	—	(14,710)	—	(14,710)
	$—	$(28,503)	$—	$(28,503)

	April 30, 2014
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Fair value
Financial assets
Other assets, current:
Foreign currency forward contracts	$—	$2,306	$—	$2,306
Foreign currency embedded derivatives	—	805	—	805
Other assets, non-current:
Foreign currency forward contracts	—	192	—	192
Foreign currency embedded derivatives	—	3,432	—	3,432
	$—	$6,735	$—	$6,735

	April 30, 2014
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Fair value
Financial liabilities
Other liabilities, current:
Foreign currency forward contracts	$—	$(8,373)	$—	$(8,373)
Foreign currency embedded derivatives	—	(7,684)	—	(7,684)
Other liabilities, non-current:
Foreign currency forward contracts	—	(5,306)	—	(5,306)
Foreign currency embedded derivatives	—	(8,011)	—	(8,011)
	$—	$(29,374)	$—	$(29,374)

Inputs to the valuation methodology for Level 2 measurements include publicly available forward rates, credit spreads and US$ or Euro interest rates, and inputs are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. There were no transfers between categories in the fair value hierarchy.

The carrying values of the other financial instruments, which are measured at other than fair value, approximate fair value due to the short terms to maturity, except for non-revolving debt obligations, the fair values of which are as follows:

	April 30, 2013		April 30, 2014
	Fair value	Carrying value	Fair value	Carrying value
Senior secured notes	$1,391,000	$1,287,303	$1,254,825	$1,159,675
Senior unsecured notes	—	—	311,250	300,000

The fair value of the senior secured and unsecured notes is determined based on market information provided by third parties which is considered to be a level 2 measurement in the fair value hierarchy.

20. Supplemental cash flow information:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Cash interest paid	$110,163	$113,345	$141,335
Cash taxes paid	15,584	26,848	32,783
Assets acquired through non-cash capital leases	48,529	27,406	55,928

Change in cash resulting from changes in operating assets and liabilities:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Receivables	$(38,412)	$(55,275)	$27,991
Income taxes receivable and payable	5,117	(331)	(8,602)
Inventories	5,007	(18,167)	(19,597)
Prepaid expenses	(4,332)	(1,060)	(5,409)
Payable and accruals	12,532	21,674	(6,299)
Deferred revenue	4,645	5,379	20,369
Other assets and liabilities	(6,206)	318	(5,716)
	$(21,649)	$(47,462)	$2,737

21. Guarantees:

We have provided limited guarantees to third parties under some of our operating leases relating to a portion of the residual helicopter values at the termination of the leases, which have terms expiring between fiscal 2015 and 2024. Our exposure under the asset value guarantees including guarantees in the form of funded and unfunded residual value guarantees, rebateable advance rentals and deferred payments is approximately $ 232.3 million and $ 245.2 million as at April 30, 2013 and 2014, respectively.

22. Related party transactions:

(a) Related party leasing transactions and balances:

During the years ended April 30, 2013 and 2014 we engaged in leasing transactions with VIEs related to our majority shareholder (note 3).

(b) Balances with our majority shareholder:

At April 30, 2013, $ 2.0 million in payables and accruals is due to and $ 0.1 million in receivables is due from our majority shareholder. At April 30, 2014, $ 2.0 million in payables and accruals is due to our majority shareholder.

(c) Repayment of related party loans:

On June 24, 2013, one of our subsidiaries repaid $ 25.1 million of related party loans to companies under common control with our majority shareholder. The loan bore interest at 4.5% per annum.

On July 16, 2013, we borrowed $ 25.0 million from companies under common control with our majority shareholder. On July 19, 2013, the loan was repaid. The loan bore interest at 4.5% per annum.

23. Commitments:

(a) Operating leases:

We have helicopter operating leases with 18 lessors for 166 helicopters and 21 lessors for 171 helicopters included in our fleet at April 30, 2013 and 2014, respectively. As at April 30, 2014, these leases had expiry dates ranging from fiscal 2015 to 2024. We have the option to purchase the majority of the helicopters for agreed amounts that do not constitute bargain purchase options, but have no commitment to do so. With respect to such leased helicopters, substantially all of the costs of major inspections of airframes and the costs to perform inspections, major repairs and overhauls of major components are at our expense. We either perform this work internally through our own repair and overhaul facilities or have the work performed by an external repair and overhaul service provider.

At April 30, 2014, we have commitments with respect to operating leases for helicopters, buildings, land and equipment. The minimum lease rentals required under operating leases are payable in the following amounts over the following years ended April 30:

	Helicopter operating leases	Building, land and equipment operating leases	Total operating leases
2015	$274,320	$14,368	$288,688
2016	267,335	11,470	278,805
2017	242,300	10,033	252,333
2018	229,830	7,101	236,931
2019	213,416	6,075	219,491
Thereafter	385,239	58,572	443,811
	$1,612,440	$107,619	$1,720,059

During the year ended April 30, 2012, 2013 and 2014, we incurred helicopter operating lease and related costs of $ 176.7 million, $ 201.7 million and $ 227.9 million and other operating lease costs of $ 9.3 million, $ 13.8 million and $ 17.4 million, respectively.

As at April 30, 2014, we have committed to purchase 28 new helicopters and the total required additional expenditures for these helicopters is approximately $ 688.2 million. These helicopters are expected to be delivered in fiscal 2015 ($ 351.4 million), 2016 ($ 251.9 million) and 2017 ($ 84.9 million) and will be deployed in our Helicopter Services segment. We intend to enter into leases for these helicopters or purchase them outright upon delivery from the manufacturer. Additionally, we have committed to purchase $ 61.4 million of helicopter parts by October 31, 2015 and $ 100.0 million of heavy helicopters from Airbus Helicopters prior to December 31, 2016.

The terms of certain of the helicopter lease agreements impose operating and financial limitations on us. Such agreements limit the extent to which we may, among other things, incur indebtedness and fixed charges relative to our level of consolidated adjusted earnings before interest, taxes, depreciation and amortization.

Generally, in the event of a covenant breach, a lessor has the option to terminate the lease and require the return of the helicopter, with the repayment of any arrears of lease payments plus the present value of all future lease payments and certain other amounts which could be material to our financial position. The helicopter would then be sold and the surplus, if any, returned to us. Alternatively we could exercise our option to purchase the helicopter. As at April 30, 2014 the Company was in compliance with all financial covenants.

(b) Minimum training purchases:

Our fifteen year master training services agreement with CAE commits us to annual minimum training purchases as follows:

Minimum training service purchase commitment
2015	$11,611
2016	8,128
2017	5,689
2018	3,983
2019	2,788
and thereafter	5,969
$38,168

24. Contingencies:

One or more of our subsidiaries are, from time to time, named as defendants in lawsuits arising in the ordinary course of our business. Such disputes may involve, for example, breach of contract, employment, wrongful termination and tort claims.

We maintain adequate insurance coverage to respond to most claims. We cannot predict the outcome of any such lawsuits with certainty, but our management team does not expect the outcome of pending or threatened legal matters to have a material adverse impact on our financial condition.

In addition, from time to time, the Company or its subsidiaries are involved in tax and other disputes with various government agencies. The following summarizes certain of these pending disputes:

In 2006, we voluntarily disclosed to OFAC that several of our subsidiaries formerly operating as Schreiner Airways may have violated applicable US laws and regulations by re-exporting to Iran, Sudan, and Libya certain helicopters, related parts, map data, operation and maintenance manuals, and helicopter parts for third-party customers. OFAC’s investigation is ongoing and we continue to fully cooperate. Should the US government determine that these activities violated applicable laws and regulations, we or our subsidiaries may be subject to civil or criminal penalties, including fines and/or suspension of the privilege to engage in trading activities involving goods, software and technology subject to the US jurisdiction. At April 30, 2014, it is not possible to determine the outcome of this matter, or the significance, if any, to our business, financial condition and results of operations.

Brazilian customs authorities seized one of our helicopters (customs value of $ 10.0 million) as a result of allegations that we violated Brazilian customs law by failing to ensure our customs agent and the customs agent’s third party shipping company followed approved routing of the helicopter during transport. We secured release of the helicopter and are disputing through court action any claim for penalties associated with the seizure and the alleged violation. We have preserved our rights by filing a civil action against our customs agent for any losses that may result. At April 30, 2014, it is not possible to determine the outcome of this matter, or the significance, if any, to our business, financial condition and results of operations.

Our Brazilian subsidiary is disputing claims from the Brazilian tax authorities that it was not entitled to certain credits in 2004 and 2007. The tax authorities are seeking up to $ 4.8 million in additional taxes plus interest and penalties. We believe that based on our interpretation of tax legislation and well established aviation industry practice we are in compliance with all applicable tax legislation and plan to defend this claim vigorously. At April 30, 2014, it is not possible to determine the outcome of this matter or the significance, if any, to our business, financial condition and result of operations.

Our Brazilian subsidiary is also disputing assessments from the municipal governments in Macae and Cabo Frio related to cross-border flights and invoicing. The municipalities are seeking up to $ 5.0 million in taxes and penalties. We do not believe the Company is liable for these amounts and will continue to dispute these assessments through administrative and judicial processes. At April 30, 2014, it is not possible to determine the outcome of this matter or the significance, if any, to our business, financial condition and result of operations.

In the United Kingdom, the Ministry for Transport is investigating potential wrongdoing involving two ex-employees in conjunction with the SAR-H bid award processes. This arose from our self-reporting potential improprieties by these individuals upon their discovery in 2010. The SAR-H bid process was subsequently canceled. We will continue to cooperate in all aspects of the investigation. At April 30, 2014, it is not possible to determine the outcome of this matter, or the significance, if any, to our business, financial condition and results of operations.

25. Segment information:

We operate under the following segments:

•   Helicopter Services;

•   Heli-One;

•   Corporate and other.

We have provided information on segment revenues and Adjusted EBITDAR because these are the financial measures used by the Company’s chief operating decision maker (“CODM”) in making operating decisions and assessing performance. Transactions between operating segments are at standard industry rates.

The Helicopter Services segment includes flying operations around the world serving offshore oil and gas, EMS/SAR and other industries and the management of the fleet.

Heli-One, the MRO segment, includes facilities in Norway, Canada, Australia, Poland, and the US that provide helicopter repair and overhaul services for our fleet and for an external customer base in Europe, Asia and North America.

Corporate and other includes corporate office costs in various jurisdictions and is not considered a reportable segment.

	For the year ended April 30, 2012
	Helicopter services	Heli-One	Corporate and other	Inter- segment eliminations	Consolidated
Revenue from external customers	$1,526,060	$166,479	$—	$—	$1,692,539
Add: Inter-segment revenues	7,568	283,026	—	(290,594)	—
Total revenue	1,533,628	449,505	—	(290,594)	1,692,539
Direct costs(i)	(1,135,743)	(353,485)	—	283,488	(1,205,740)
Earnings from equity accounted investees	2,844	—	—	—	2,844
General and administration costs	—	—	(70,108)	—	(70,108)
Adjusted EBITDAR(ii)	400,729	96,020	(70,108)	(7,106)	419,535
Helicopter lease and associated costs	(176,685)	—	—	—	(176,685)
Depreciation					(112,967)
Restructuring costs					(22,511)
Asset impairments(iii)					(17,651)
Gain on disposal of assets					8,169
Operating income					97,890
Interest on long-term debt					(116,578)
Foreign exchange gain					1,819
Other financing charges					(15,019)
Income tax expense					(48,225)
Loss from continuing operations					(80,113)
Loss from discontinued operations, net of tax					(16,107)
Net loss					$(96,220)

(i)    Direct costs in the segment information presented excludes helicopter lease and associated costs. In the consolidated statement of operations these costs are combined.

(ii)   Adjusted EBITDAR is defined as earnings before interest, taxes, depreciation, amortization and helicopter lease and associated costs or total revenue plus earnings from equity accounted investees less direct costs excluding helicopter lease and associated costs and general and administration expenses.

(iii)  Asset impairments of $ 17.4 million relate to the Helicopter Services segment and $ 0.2 million relates to the Corporate and other segment.

	For the year ended April 30, 2013
	Helicopter services	Heli-One	Corporate and other	Inter- segment eliminations	Consolidated
Revenue from external customers	$1,603,403	$140,444	$—	$—	$1,743,847
Add: Inter-segment revenues	5,575	286,709	—	(292,284)	—
Total revenue	1,608,978	427,153	—	(292,284)	1,743,847
Direct costs(i)	(1,144,045)	(335,453)	—	289,397	(1,190,101)
Earnings from equity accounted investees	4,718	—	—	—	4,718
General and administration costs	—	—	(74,113)	—	(74,113)
Adjusted EBITDAR(ii)	469,651	91,700	(74,113)	(2,887)	484,351
Helicopter lease and associated costs	(201,736)	—	—	—	(201,736)
Depreciation					(131,926)
Restructuring costs					(10,976)
Asset impairments(iii)					(29,981)
Loss on disposal of assets					(15,483)
Operating income					94,249

	For the year ended April 30, 2013
	Helicopter services	Heli-One	Corporate and other	Inter- segment eliminations	Consolidated
Interest on long-term debt					(127,199)
Foreign exchange loss					(11,383)
Other financing charges					(18,729)
Income tax expense					(54,452)
Loss from continuing operations					(117,514)
Earnings from discontinued operations, net of tax					1,025
Net loss					$(116,489)
Segment assets	$1,741,518	$646,811	$473,392	$—	$2,861,721
Segment assets –held-for-sale (note 5)	32,047	—	—	—	32,047
Total assets	$1,773,565	$646,811	$473,392	$—	$2,893,768
Segment capital asset expenditures	$279,197	$140,911	$7,771	$—	$427,879
Segment goodwill	430,462	—	—	—	430,462

(i)    Direct costs in the segment information presented excludes helicopter lease and associated costs. In the consolidated statement of operations these costs are combined.

(ii)   Adjusted EBITDAR is defined as earnings before interest, taxes, depreciation, amortization and helicopter lease and associated costs or total revenue plus earnings from equity accounted investees less direct costs excluding helicopter lease and associated costs and general and administration expenses.

(iii)  Asset impairments of $ 29.9 million relate to the Helicopter Services segment and $ 0.1 million relates to Corporate and other segment.

	For the year ended April 30, 2014
	Helicopter services	Heli-One	Corporate and other	Inter- segment eliminations	Consolidated
Revenue from external customers	$1,617,708	$147,271	$—	$—	$1,764,979
Add: Inter-segment revenues	4,404	278,946	—	(283,350)	—
Total revenue	1,622,112	426,217	—	(283,350)	1,764,979
Direct costs(i)	(1,141,514)	(370,883)	—	280,253	(1,232,144)
Earnings from equity accounted investees	7,240	—	—	—	7,240
General and administration costs	—	—	(95,087)	—	(95,087)
Adjusted EBITDAR(ii)	487,838	55,334	(95,087)	(3,097)	444,988
Helicopter lease and associated costs	(227,893)	—	—	—	(227,893)
Depreciation					(144,573)
Asset impairments(iii)					(25,933)
Loss on disposal of assets					(6,631)
Operating income					39,958
Interest on long-term debt					(153,222)
Foreign exchange loss					(6,028)
Other financing charges					(23,253)
Income tax expense					(28,374)
Net loss					$(170,919)
Segment assets	$1,858,962	$768,569	$449,947	$—	$3,077,478
Segment assets –held-for-sale (note 5)	26,849	—	—	—	26,849
Total assets	$1,885,811	$768,569	$449,947	$—	$3,104,327
Segment capital asset expenditures	$514,822	$130,184	$1,747	$—	$646,753
Segment goodwill	432,376	—	—	—	432,376

(i)    Direct costs in the segment information presented excludes helicopter lease and associated costs. In the consolidated statement of operations these costs are combined.

(ii)   Adjusted EBITDAR is defined as earnings before interest, taxes, depreciation, amortization and helicopter lease and associated costs or total revenue plus earnings from equity accounted investees less direct costs excluding helicopter lease and associated costs and general and administration expenses.

(iii)  Asset impairments of $ 24.8 million relate to the Helicopter Services segment and $ 1.1 million relates to Corporate and other segment.

Geographic information:

	Revenue
	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Norway	$531,452	$491,938	$520,279
United Kingdom	262,592	306,893	282,919
Australia	213,970	261,424	249,996
Brazil	210,347	282,469	264,815
Asia	93,782	86,949	94,172
Other European Countries	264,156	207,967	213,475
Other Countries	116,240	106,207	139,323
Consolidated total	$1,692,539	$1,743,847	$1,764,979

Revenues by geography are attributed to MRO contracting bases and the location of service for helicopter flying services.

We provide services across different geographic areas to many customers. In the years ended April 30, 2012, 2013 and 2014, revenue from two customers were greater than 10% of our revenue. These customers contributed revenues to Helicopter Services of $ 450.5 million, $ 493.0 million and $ 483.7 million for the years ended April 30, 2012, 2013 and 2014, respectively. As at April 30, 2013 and 2014, these two customers had outstanding accounts receivable balances of $ 42.0 million and $ 41.8 million.

	Property and equipment		Goodwill
	April 30, 2013	April 30, 2014	April 30, 2013	April 30, 2014
Norway	$532,477	$535,038	$39,421	$38,104
United Kingdom	56,074	15,523	85,687	88,899
Australia	151,619	163,872	19,447	17,404
Brazil	66,696	53,938	59,734	59,734
Canada	95,234	107,225	10,718	10,935
Asia	50,408	19,976	16,100	16,100
Other European Countries	17,662	28,342	44,102	46,446
Other Countries	105,084	126,845	155,253	154,754
Consolidated total	$1,075,254	$1,050,759	$430,462	$432,376

Property and equipment is attributed to countries based on the physical location of the asset at the fiscal year end.

26. Subsequent event:

In May 2014, one of our subsidiaries purchased $ 65.0 million of the senior secured notes on the open market at premiums ranging from 8.00% to 9.13%. A loss on debt extinguishment of $ 7.4 million was incurred.

27. Supplemental condensed consolidated financial information:

The Company and certain of its direct and indirect wholly-owned subsidiaries (the “Guarantor Subsidiaries”) fully and unconditionally guaranteed on a joint and several basis certain outstanding indebtedness of CHC Helicopter S.A., one of our subsidiaries. The following consolidating schedules present financial information as of April 30, 2013 and 2014 and for the years ended April 30, 2012, 2013 and 2014 based on the guarantor structure that was in place at April 30, 2014.

The Sub-Parent column includes the financial position, results of operations and cash flows of several indirect parent entities of CHC Helicopter S.A. who have not provided guarantees of its debt. The investment in subsidiaries held by these entities is accounted for using the equity method.

The restricted net assets of CHC Group Ltd.’s wholly-owned subsidiaries exceed 25% of the consolidated net assets of the Company. The ability of certain subsidiaries of CHC Group Ltd. to pay dividends and to make loans and advances may be limited due to the restrictive covenants in the agreements governing its subsidiary’s credit arrangements. The restrictions apply to all of the assets of certain subsidiaries of CHC Group Ltd. The condensed parent company financial statements are provided in the following consolidating schedules under the Parent column.

The Parent columns have been prepared in accordance with Rule 12-04, Schedule I of Regulation S-X as the restricted net assets of CHC Group Ltd.’s wholly-owned subsidiaries exceed 25% of the consolidated net assets of the Company. The ability of CHC Group Ltd. to pay dividends and to make loans and advances may be limited due to the restrictive covenants in the agreements governing its subsidiary’s credit arrangements. The restrictions apply to all of the net assets of CHC Group Ltd.’s subsidiaries.

The Parent columns in the condensed consolidated financial information are for CHC Group Ltd. on a standalone basis (the “Parent”) and the equity method of accounting is used to reflect ownership interest in its subsidiary.

The condensed financial statements should be read in conjunction with the consolidated financial statements of CHC Group and subsidiaries and notes thereto. Refer to the consolidated financial statements and notes presented elsewhere herein for additional information and disclosures with respect to these financial statements.

No dividends have been paid to the Parent in any of the last three fiscal years by its subsidiary.

Balance Sheets as at April 30, 2013

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Assets
Current Assets
Cash and cash equivalents	$—	$87	$3,478	$136,835	$(13,121)	$(3,478)	$123,801
Receivables, net of allowance for doubtful accounts	—	61	113	147,138	170,744	(754)	317,302
Current intercompany receivables	—	—	439,585	505,725	241,723	(1,187,033)	—
Income taxes receivable	—	—	—	362	25,509	—	25,871
Deferred income tax assets	—	—	—	(8)	57	—	49
Inventories	—	—	—	100,263	5,531	—	105,794
Prepaid expenses	—	—	49	10,313	11,906	(49)	22,219
Other assets	—	—	5,593	46,715	93,038	(89,263)	56,083
	—	148	448,818	947,343	535,387	(1,280,577)	651,119
Property and equipment, net	—	—	—	993,911	81,724	(381)	1,075,254
Investments	543,511	538,704	393,062	411,624	18,116	(1,878,121)	26,896
Intangible assets	—	—	—	194,360	3,450	—	197,810
Goodwill	—	—	—	334,129	96,333	—	430,462
Restricted cash	—	—	—	8,172	21,467	—	29,639
Other assets	—	977	29,449	377,211	61,596	(29,444)	439,789
Long-term intercompany receivables	—	29,854	859,564	43,324	449,718	(1,382,460)	—
Deferred income tax assets	—	—	—	10,104	648	—	10,752
Assets held for sale	—	—	—	32,047	—	—	32,047
	$543,511	$569,683	$1,730,893	$3,352,225	$1,268,439	$(4,570,983)	$2,893,768
Liabilities and Shareholders’ Equity
Current Liabilities
Payables and accruals	$13	$1,085	$6,516	$280,998	$138,188	$(6,394)	$420,406
Deferred revenue	—	—	—	18,901	8,751	—	27,652
Income taxes payable	—	87	457	37,416	10,571	(458)	48,073
Current intercompany payables	—	—	35,729	281,132	466,300	(783,161)	—
Deferred income tax liabilities	—	—	—	537	81	—	618
Current facility secured by accounts receivable	—	—	—	—	53,512	—	53,512
Other liabilities	—	25,000	83,596	100,129	6,332	(167,266)	47,791
Current portion of long-term debt obligations	—	—	—	2,138	—	—	2,138
	13	26,172	126,298	721,251	683,735	(957,279)	600,190
Long-term debt obligations	—	—	1,337,303	1,475,087	—	(1,337,303)	1,475,087
Long-term intercompany payables	29,817	—	—	436,282	56,789	(522,888)	—
Deferred revenue	—	—	—	25,910	30,080	—	55,990
Other liabilities	—	—	—	145,566	100,889	—	246,455
Deferred income tax liabilities	—	—	—	9,287	1,340	—	10,627
Total liabilities	29,830	26,172	1,463,601	2,813,383	872,833	(2,817,470)	2,388,349
Redeemable non-controlling interests	—	—	—	—	(8,262)	—	(8,262)
Shareholders’ equity	513,681	543,511	267,292	538,842	403,868	(1,753,513)	513,681
	$543,511	$569,683	$1,730,893	$3,352,225	$1,268,439	$(4,570,983)	$2,893,768

Balance Sheets as at April 30, 2014

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Assets
Current Assets
Cash and cash equivalents	$90	$88	$98,067	$315,602	$(13,258)	$(98,067)	$302,522
Receivables, net of allowance for doubtful accounts	—	70	113	128,121	164,661	(626)	292,339
Current intercompany receivables	30,720	—	326,687	549,410	306,659	(1,213,476)	—
Income taxes receivable	—	—	—	159	28,013	—	28,172
Deferred income tax assets	—	—	—	—	60	—	60
Inventories	—	—	—	122,705	8,186	—	130,891
Prepaid expenses	1,046	—	30	6,614	20,023	(30)	27,683
Other assets	—	—	5,356	32,330	217,545	(206,022)	49,209
	31,856	158	430,253	1,154,941	731,889	(1,518,221)	830,876
Property and equipment, net	—	—	—	951,025	100,116	(382)	1,050,759
Investments	656,167	627,534	989,722	590,947	21,546	(2,854,565)	31,351
Intangible assets	—	—	—	174,394	3,469	—	177,863
Goodwill	—	—	—	335,438	96,938	—	432,376
Restricted cash	—	—	—	12,719	18,847	—	31,566
Other assets	—	36	33,245	463,071	56,199	(33,245)	519,306
Long-term intercompany receivables	—	29,817	670,470	59,225	466,397	(1,225,909)	—
Deferred income tax assets	—	—	—	576	2,805	—	3,381
Assets held for sale	—	—	—	26,849	—	—	26,849
	$688,023	$657,545	$2,123,690	$3,769,185	$1,498,206	$(5,632,322)	$3,104,327
Liabilities and Shareholders’ Equity
Current Liabilities
Payables and accruals	$1,086	$98	$19,345	$213,967	$140,186	$(19,341)	$355,341
Deferred revenue	—	—	—	21,578	8,858	—	30,436
Income taxes payable	—	58	410	36,963	4,954	(410)	41,975
Current intercompany payables	5,628	1,222	77,289	357,594	522,210	(963,943)	—
Deferred income tax liabilities	—	—	—	16	82	—	98
Current facility secured by accounts receivable	—	—	—	—	62,596	—	62,596
Other liabilities	—	—	200,709	251,377	4,460	(401,376)	55,170
Current portion of long-term debt obligations	—	—	—	4,107	—	—	4,107
	6,714	1,378	297,753	885,602	743,346	(1,385,070)	549,723
Long-term debt obligations	—	—	1,459,675	1,546,155	—	(1,459,675)	1,546,155
Long-term intercompany payables	29,817	—	—	466,394	59,232	(555,443)	—
Deferred revenue	—	—	—	37,846	43,639	—	81,485
Other liabilities	—	—	—	198,995	88,390	—	287,385
Deferred income tax liabilities	—	—	—	6,659	4,006	—	10,665
Total liabilities	36,531	1,378	1,757,428	3,141,651	938,613	(3,400,188)	2,475,413
Redeemable non-controlling interests	—	—	—	—	(22,578)	—	(22,578)
Shareholders’ equity	651,492	656,167	366,262	627,534	582,171	(2,232,134)	651,492
	$688,023	$657,545	$2,123,690	$3,769,185	$1,498,206	$(5,632,322)	$3,104,327

Statements of Operations and Comprehensive Loss for the year ended April 30, 2012

(Expressed in thousands of United States dollars)	Parent	Sub-Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Revenue	$—	$—	$—	$1,154,778	$1,093,376	$(555,615)	$1,692,539
Operating expenses:
Direct costs	—	—	(2)	(866,202)	(1,071,839)	555,618	(1,382,425)
Earnings (loss) from equity accounted investees	(108,642)	(107,422)	(102,017)	(42,052)	1,178	361,799	2,844
General and administration costs	—	(1,044)	32,223	(37,549)	(31,515)	(32,223)	(70,108)
Depreciation	—	—	—	(98,755)	(14,212)	—	(112,967)
Restructuring costs	—	—	—	(18,359)	(4,152)	—	(22,511)
Asset impairments	—	(236)	—	(16,740)	(675)	—	(17,651)
Gain on disposal of assets	—	—	—	7,335	834	—	8,169
	(108,642)	(108,702)	(69,796)	(1,072,322)	(1,120,381)	885,194	(1,594,649)
Operating income (loss)	(108,642)	(108,702)	(69,796)	82,456	(27,005)	329,579	97,890
Financing income (charges)	—	68	(42,655)	(120,867)	(8,978)	42,654	(129,778)
Loss from continuing operations before income tax	(108,642)	(108,634)	(112,451)	(38,411)	(35,983)	372,233	(31,888)
Income tax recovery (expense)	—	(8)	(3,072)	(52,904)	4,687	3,072	(48,225)
Loss from continuing operations	(108,642)	(108,642)	(115,523)	(91,315)	(31,296)	375,305	(80,113)
Loss from discontinued operations, net of tax	—	—	—	(16,107)	—	—	(16,107)
Net loss	(108,642)	(108,642)	(115,523)	(107,422)	(31,296)	375,305	(96,220)
Net earnings (loss) attributable to:
Controlling interest	(108,642)	(108,642)	(115,523)	(107,422)	(43,718)	375,305	(108,642)
Non-controlling interests	—	—	—	—	12,422	—	12,422
Net loss	$(108,642)	$(108,642)	$(115,523)	$(107,422)	$(31,296)	$375,305	$(96,220)
Comprehensive loss	$(185,439)	$(185,439)	$(190,410)	$(184,219)	$(68,832)	$627,488	$(186,851)

Statements of Operations and Comprehensive Loss for the year ended April 30, 2013

(Expressed in thousands of United States dollars)	Parent	Sub-Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Revenue	$—	$—	$—	$1,127,239	$1,122,076	$(505,468)	$1,743,847
Operating expenses:
Direct costs	—	—	(72)	(810,511)	(1,086,794)	505,540	(1,391,837)
Earnings (loss) from equity accounted investees	(119,436)	(119,079)	(28,933)	34,573	2,571	235,022	4,718
General and administration costs	—	(311)	(1,185)	(64,394)	(9,408)	1,185	(74,113)
Depreciation	—	—	—	(120,466)	(11,460)	—	(131,926)
Restructuring costs	—	—	(16)	(5,126)	(5,850)	16	(10,976)
Asset impairments	—	(58)	—	(29,923)	—	—	(29,981)
Loss on disposal of assets	—	—	—	(12,976)	(2,507)	—	(15,483)
	(119,436)	(119,448)	(30,206)	(1,008,823)	(1,113,448)	741,763	(1,649,598)
Operating income (loss)	(119,436)	(119,448)	(30,206)	118,416	8,628	236,295	94,249
Financing income (charges)	—	23	(90,822)	(199,012)	41,678	90,822	(157,311)
Income (loss) from continuing operations before income tax	(119,436)	(119,425)	(121,028)	(80,596)	50,306	327,117	(63,062)
Income tax expense	—	(11)	(3,556)	(39,508)	(14,933)	3,556	(54,452)
Earnings (loss) from continuing operations	(119,436)	(119,436)	(124,584)	(120,104)	35,373	330,673	(117,514)
Earnings from discontinued operations, net of tax	—	—	—	1,025	—	—	1,025
Net earnings (loss)	(119,436)	(119,436)	(124,584)	(119,079)	35,373	330,673	(116,489)
Net earnings (loss) attributable to:							—
Controlling interest	(119,436)	(119,436)	(124,584)	(119,079)	32,426	330,673	(119,436)
Non-controlling interests	—	—	—	—	2,947	—	2,947
Net earnings (loss)	$(119,436)	$(119,436)	$(124,584)	$(119,079)	$35,373	$330,673	$(116,489)
Comprehensive loss	$(147,675)	$(147,675)	$(150,237)	$(147,318)	$(22,753)	$458,046	$(157,612)

Statements of Operations and Comprehensive Loss for the year ended April 30, 2014

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Revenue	$—	$—	$—	$1,155,818	$1,169,475	$(560,314)	$1,764,979
Operating expenses:
Direct costs	—	—	(122)	(865,082)	(1,155,269)	560,436	(1,460,037)
Earnings (loss) from equity accounted investees	(148,349)	(147,895)	44,525	130,025	5,107	123,827	7,240
General and administration costs	(23,104)	(349)	(3,783)	(82,420)	10,785	3,784	(95,087)
Depreciation	—	—	—	(119,808)	(24,765)	—	(144,573)
Asset impairments	(1,115)	—	—	(24,818)	—	—	(25,933)
Loss on disposal of assets	—	—	—	(6,110)	(521)	—	(6,631)
	(172,568)	(148,244)	40,620	(968,213)	(1,164,663)	688,047	(1,725,021)
Operating income (loss)	(172,568)	(148,244)	40,620	187,605	4,812	127,733	39,958
Financing income (charges)	20	(97)	(173,929)	(305,822)	123,398	173,927	(182,503)
Earnings (loss) from continuing operations before income tax	(172,548)	(148,341)	(133,309)	(118,217)	128,210	301,660	(142,545)
Income tax recovery (expense)	—	(8)	(2,768)	(29,678)	1,311	2,769	(28,374)
Net earnings (loss)	(172,548)	(148,349)	(136,077)	(147,895)	129,521	304,429	(170,919)
Net earnings (loss) attributable to:
Controlling interest	(172,548)	(148,349)	(136,077)	(147,895)	127,892	304,429	(172,548)
Non-controlling interests	—	—	—	—	1,629	—	1,629
Net earnings (loss)	$(172,548)	$(148,349)	$(136,077)	$(147,895)	$129,521	$304,429	$(170,919)
Comprehensive income (loss)	$(205,497)	$(181,298)	$(172,754)	$(180,844)	$147,277	$371,782	$(221,334)

Cash Flows for the year ended April 30, 2012

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Cash provided by (used in) operating activities	$—	$(7)	$(174,931)	$30,733	$(13,998)	$174,931	$16,728
Financing activities:
Sold interest in accounts receivable, net of collections	—	—	—	—	27,203	—	27,203
Net proceeds from the issuance of capital stock	100,000	100,000	—	100,000	—	(200,000)	100,000
Long-term debt proceeds	—	—	835,000	867,853	—	(835,000)	867,853
Long-term debt repayments	—	—	(780,000)	(786,808)	—	780,000	(786,808)
Increase in deferred financing costs	—	—	(1,033)	(1,033)	—	1,033	(1,033)
Dividends received	—	—	40,000	—	—	(40,000)	—
Long-term intercompany flow-issuance of debt	—	—	71,501	—	—	(71,501)	—
Cash provided by financing activities	100,000	100,000	165,468	180,012	27,203	(365,468)	207,215
Investing activities:
Property and equipment additions	—	—	—	(341,325)	(35,299)	—	(376,624)
Proceeds from disposal of property and equipment	—	—	—	218,253	6	—	218,259
Helicopter deposits net of lease inception refunds	—	—	—	(47,307)	—	—	(47,307)
Restricted cash	—	—	—	536	(13,671)	—	(13,135)
Investment in subsidiaries, net of cash acquired	(100,000)	(100,000)	—	—	—	200,000	—
Cash used in investing activities	(100,000)	(100,000)	—	(169,843)	(48,964)	200,000	(218,807)
Cash provided by (used in) continuing operations	—	(7)	(9,463)	40,902	(35,759)	9,463	5,136
Cash provided by (used in) discontinued operations:
Cash provided by operating activities	—	—	—	2,240	—	—	2,240
Cash used in financing activities	—	—	—	(2,240)	—	—	(2,240)
Cash provided by (used in) discontinued operations	—	—	—	—	—	—	—
Effect of exchange rate changes on cash and cash equivalents	—	—	—	(14,718)	(3,799)	—	(18,517)
Change in cash and cash equivalents during the year	—	(7)	(9,463)	26,184	(39,558)	9,463	(13,381)
Cash and cash equivalents, beginning of the year	—	99	2,692	15,044	53,877	(2,692)	69,020
Cash and cash equivalents, end of the year	$—	$92	$(6,771)	$41,228	$14,319	$6,771	$55,639

Cash Flows for the year ended April 30, 2013

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Cash provided by (used in) operating activities	$—	$(5)	$(217,525)	$21,431	$(20,145)	$217,447	$1,203
Financing activities:
Sold interest in accounts receivable, net of collections	—	—	—	—	7,262	—	7,262
Net proceeds from issuance of capital stock	—	—	—	24,922	—	(24,922)	—
Proceeds from issuance of senior secured notes	—	—	202,000	202,000	—	(202,000)	202,000
Long-term debt proceeds	—	—	1,025,000	1,168,745	—	(1,025,000)	1,168,745
Long-term debt repayments	—	—	(1,100,000)	(1,178,035)	—	1,100,000	(1,178,035)
Increase in deferred financing costs	—	—	(3,971)	(3,971)	—	3,971	(3,971)
Related party loans	—	25,000	—	—	—	—	25,000
Long term intercompany flow – issuance (repayment) of debt	—	—	(25,593)	(5,141)	5,141	25,593	—
Dividends paid	—	—	—	(130,338)	—	130,338	—
Cash provided by financing activities	—	25,000	97,436	78,182	12,403	7,980	221,001
Investing activities:
Property and equipment additions	—	—	—	(399,940)	(27,939)	—	(427,879)
Proceeds from disposal of property and equipment	—	—	—	342,424	10,917	—	353,341
Helicopter deposits net of lease inception refunds	—	—	—	(71,675)	—	—	(71,675)
Investments in subsidiaries	—	(25,000)	—	—	—	25,000	—
Restricted cash	—	—	—	(2,211)	(3,542)	—	(5,753)
Dividends received	—	—	130,338	130,338	—	(260,676)	—
Cash provided by (used in) investing activities	—	(25,000)	130,338	(1,064)	(20,564)	(235,676)	(151,966)
Cash provided by (used in) continuing operations	—	(5)	10,249	98,549	(28,306)	(10,249)	70,238
Cash provided by (used in) discontinued operations:
Cash provided by operating activities	—	—	—	1,025	—	—	1,025
Cash used in financing activities	—	—	—	(1,025)	—	—	(1,025)
Cash provided by (used in) discontinued operations	—	—	—	—	—	—	—
Effect of exchange rate changes on cash and cash equivalents	—	—	—	(2,942)	866	—	(2,076)
Change in cash and cash equivalents during the year	—	(5)	10,249	95,607	(27,440)	(10,249)	68,162
Cash and cash equivalents, beginning of the year	—	92	(6,771)	41,228	14,319	6,771	55,639
Cash and cash equivalents, end of the year	$—	$87	$3,478	$136,835	$(13,121)	$(3,478)	$123,801

Cash Flows for the year ended April 30, 2014

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Cash provided by (used in) operating activities	$(34,769)	$1	$107,015	$26,289	$23,838	$(110,045)	$12,329
Financing activities:
Sold interest in accounts receivable, net of collections	—	—	—	—	8,122	—	8,122
Net proceeds from issuance of capital stock	317,804	282,945	282,945	342,945	—	(908,835)	317,804
Proceeds from issuance of senior unsecured notes	—	—	300,000	300,000	—	(300,000)	300,000
Long-term debt proceeds	—	—	710,000	760,000	—	(710,000)	760,000
Long-term debt repayments	—	—	(760,000)	(889,527)	—	760,000	(889,527)
Redemption of senior secured notes	—	—	(133,900)	(133,900)	—	133,900	(133,900)
Increase in deferred financing costs	—	—	(14,296)	(14,296)	—	14,296	(14,296)
Long term intercompany flow – issuance (repayment) of debt	—	—	202,568	(13,434)	13,434	(202,568)	—
Dividends paid	—	—	—	(85,148)	—	85,148	—
Related party loans	—	(25,148)	—	—	—	—	(25,148)
Cash provided by financing activities	317,804	257,797	587,317	266,640	21,556	(1,128,059)	323,055
Investing activities:
Property and equipment additions	—	—	—	(604,109)	(45,674)	3,030	(646,753)
Proceeds from disposal of property and equipment	—	—	—	617,384	898	—	618,282
Helicopter deposits net of lease inception refunds	—	—	—	(112,469)	—	—	(112,469)
Investment in subsidiaries	(282,945)	(342,945)	(700,000)	—	—	1,325,890	—
Restricted cash	—	—	—	(3,195)	3,492	—	297
Dividends received	—	85,148	100,257	—	—	(185,405)	—
Cash used in investing activities	(282,945)	(257,797)	(599,743)	(102,389)	(41,284)	1,143,515	(140,643)
Cash provided by operations	90	1	94,589	190,540	4,110	(94,589)	194,741
Effect of exchange rate changes on cash and cash equivalents	—	—	—	(11,773)	(4,247)	—	(16,020)
Change in cash and cash equivalents during the year	90	1	94,589	178,767	(137)	(94,589)	178,721
Cash and cash equivalents, beginning of the year	—	87	3,478	136,835	(13,121)	(3,478)	123,801
Cash and cash equivalents, end of the year	$90	$88	$98,067	$315,602	$(13,258)	$(98,067)	$302,522

Item 9.  Changes in and disagreements with accountants on accounting and financial disclosure

None.

Item 9A. Controls and procedures

(a) Evaluation of Disclosure Controls and Procedures

We are responsible for maintaining disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act. Disclosure controls and procedures are controls and other procedures designed to ensure that the information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is accumulated and communicated to our management, including our principal executive officer and our principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

Based on our management’s evaluation (with the participation of our principal executive officer and our principal financial officer) of our disclosure controls and procedures as required by Rule 13a-15 under the Exchange Act, our principal executive officer and our principal financial officer have concluded that our disclosure controls and procedures were effective to achieve their stated purpose as of April 30, 2014, the end of the period covered by this report.

(b) Management’s Report on Internal Control over Financial Reporting

This Annual Report on Form 10-K does not include a report management’s assessment regarding internal control over financial reporting or an attestation report of the Company’s registered public accounting firm due to a transition period established by rules of the SEC for newly public companies.

(c) Changes in Internal Control over Financial Reporting

There were no changes in our internal control over financial reporting during the fiscal year ended April 30, 2014 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 9B. Other information

None.

PART III

The information required by Part III is omitted from this report because we will file a definitive proxy statement within 120 days after the end of our 2014 fiscal year pursuant to Regulation 14A for our 2014 Annual General Meeting of Shareholders, or the 2014 Proxy Statement, and the information to be included in the 2014 Proxy Statement is incorporated herein by reference.

Item 10. Directors, executive officers of the registrant and corporate governance

The information under the headings “Election of Directors”, “Information regarding the Board of Directors and Corporate Governance”, “Executive Officers” and “Section 16(a) Beneficial Ownership Reporting Compliance” in the 2014 Proxy Statement is incorporated herein by reference.

We are filing the certifications by the Chief Executive Officer and Chief Financial Officer required under Section 302 of the Sarbanes-Oxley Act as exhibits to this Annual Report on Form 10-K.

Item 11. Executive Compensation

The information contained under the headings “Information regarding the Board of Directors and Corporate Governance” and “Executive Compensation” in the 2014 Proxy Statement is incorporated herein by reference.

Item 12. Security ownership of certain beneficial owners and management and related stockholder matters

The information contained under the headings “Security Ownership of Certain Beneficial Owners and Management” and “Equity Compensation Plan Information” in the 2014 Proxy Statement is incorporated herein by reference.

Item 13. Certain relationships and related transactions, and director independence

The information contained under the headings “Election of Directors,” “Information regarding the Board of Directors and Corporate Governance” and “Transactions with Related Persons” in the 2014 Proxy Statement is incorporated herein by reference.

Item 14. Principal accounting fees and services

The information contained under the heading “Ratification of Selection of Independent Registered Public Accounting Firm” in the 2014 Proxy Statement is incorporated herein by reference.

PART IV

Item 15. Exhibit and Financial Statement Schedules

(a)  The following documents are filed as part of or are included in this Annual Report on Form 10-K:

1.    Financial Statements. See Index to Consolidated Financial Statements on page 268 of this Annual Report on Form 10-K.

2.    Financial Statement Schedules Schedule II—Valuation and qualifying accounts was omitted as the required disclosures are included in Note 10 to the Consolidated Financial Statements.

All other schedules are omitted since the information required is not applicable or is shown in the Consolidated Financial Statements or notes thereto.

3.    Schedule I of Regulation S-X. The condensed parent company financial statements as required to be prepared in accordance with Rule 12-04, Schedule I of Regulation S-X have been not been presented separately as the information required by Schedule 1 is provided in the Parent column, as described in Note 27 of the audit annual consolidated financial statements, provided in this Annual Report on Form 10-K.

4.    List of Exhibits. The Exhibits filed as part of this Annual Report on Form 10-K, or incorporated by reference, are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 10th day of July, 2014.

CHC GROUP LTD.
(Registrant)

By:	/s/ William Amelio
	Name:	William Amelio
	Title:	President and Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints William Amelio and Joan Hooper, and each of them, with full power of substitution and resubstitution and full power to act without the other, as his or her true and lawful attorney-in-fact and agent to act in his or her name, place and stead and to execute in the name and on behalf of each person, individually and in each capacity stated below, and to file any and all amendments to this Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing, ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Exchange Act of l934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ William Amelio	President, Chief Executive Officer and Director	July 10, 2014
William Amelio	(Principal Executive Officer)

/s/ Joan S. Hooper	Chief Financial Officer	July 10, 2014
Joan S. Hooper	(Principal Financial Officer)

/s/ Rebecca Camden	Chief Accounting Officer	July 10, 2014
Rebecca Camden	(Principal Accounting Officer)

/s/ Francis S. Kalman	Director	July 10, 2014
Francis S. Kalman

/s/ Jonathan Lewis	Director	July 10, 2014
Jonathan Lewis

/s/ William E. Macaulay	Director	July 10, 2014
William E. Macaulay

/s/ John Mogford	Director	July 10, 2014
John Mogford

/s/ Jeffry K. Quake	Director	July 10, 2014
Jeffry K. Quake

/s/ Dod E. Wales	Director	July 10, 2014
Dod E. Wales

EXHIBIT INDEX

		Incorporated by Reference
Exhibit No.	Exhibit Description	Form	SEC File No.	Exhibit	Filing Date	Filed Herewith
3.1	Amended and Restated Memorandum and Articles of Association	S-1/A	333-191268	3.1	1/6/2014
4.1	Indenture, dated as of May 13, 2013, among CHC Helicopter S.A., the Guarantors named therein, and The Bank of New York Mellon, as Trustee, governing the 9.375% Senior Notes due 2021.	S-4	333-188927	4.1	5/29/2013
4.2	Form of 9.375% Senior Notes due 2021 (included in Exhibit 4.2).	S-4	333-188927	4.2	5/29/2013
4.3	Indenture, dated as of October 4, 2010, among CHC Helicopter S.A., the Guarantors named therein, HSBC Corporate Trustee Company (UK) Limited, as Collateral Agent, and The Bank of New York Mellon, as Trustee, governing the 9.250% Senior Secured Notes due 2020.	S-4	333-179072	4.1	1/18/2012
4.4	Form of 9.250% Senior Secured Notes due 2020 (included in Exhibit 4.4)	S-4	333-179072	4.2	1/18/2012
4.5	Collateral Agent and Administrative Agent Appointment Deed, dated October 4, 2010, among HSBC Bank plc, as Administrative Agent, The Bank of New York Mellon, as Notes Trustee, the Grantors identified therein, the Lenders identified therein, the Arrangers identified therein, and HSBC Corporate Trust Company (UK) Limited, as Collateral Agent.	S-4	333-179072	4.4	1/18/2012
4.6	First Supplemental Indenture, dated as of February 20, 2012, among CHC Global Operations Canada (2008) Inc., CHC Helicopter S.A., the Guarantors named therein, HSBC Corporate Trustee Company (UK) Limited, as Collateral Agent, and The Bank of New York Mellon, as Trustee, governing the 9.250% Senior Secured Notes due 2020.	S-4/A	333-179072	4.5	3/28/2012
4.7	Intercreditor Agreement, dated as of October 4, 2010, among CHC Helicopter S.A., the other Grantors party thereto, HSBC Corporate Trustee Company (UK) Limited, as Initial Collateral Agent, HSBC Bank plc, as Administrative Agent, The Bank of New York Mellon, as Indenture Trustee, and each Additional Collateral Agent from time to time party thereto.	S-4/A	333-179072	4.6	5/9/2012
4.8	First Supplemental Indenture, dated as of January 31, 2014, among CHC Group Ltd., CHC Helicopter S.A., each other existing Guarantor referred to therein, and The Bank of New York Mellon, as trustee, governing the 9.375% senior unsecured notes due 2021.	8-K	001-36261	4.2	2/5/2014
4.9	Second Supplemental Indenture, dated as of January 31, 2014, among CHC Group Ltd., CHC Helicopter S.A., each other existing Guarantor referred to therein, HSBC Corporate Trustee Company (UK) Limited, as collateral agent, and The Bank of New York Mellon, as trustee, governing the 9.250% Senior Secured Notes due 2020.	8-K	001-36261	4.1	2/5/2014

		Incorporated by Reference
Exhibit No.	Exhibit Description	Form	SEC File No.	Exhibit	Filing Date	Filed Herewith
4.10	Form of Shareholders’ Agreement.	S-1/A	333-191268	10.26	12/19/2013
4.11	Form of Registration Rights Agreement.	S-1/A	333-191268	10.27	12/19/2013
10.1	Credit Agreement, dated as of January 23, 2014, among CHC Group Ltd., 6922767 Holdings S.À R.L.,CHC Helicopter Holdings S.À R.L., CHC Helicopter S.A., the Lenders party thereto, HSBC Bank Plc, HSBC Corporate Trustee Company (UK) Limited, HSBC Bank Canada, J.P. Morgan Securities LLC, Barclays Bank Plc, RBC Capital Markets and UBS Securities LLC.	8-K	001-36261	10.1	1/29/2014
10.2	Guarantee, dated and effective as of October 4, 2010, by each of the signatories thereto and each of the other entities that becomes a party thereto, in favor of HSBC Bank plc, as Administrative Agent, for the benefit of the Secured Parties.	S-4	333-179072	10.2	1/18/2012
10.3†	Contract for the Supply of Sixteen EC225 Helicopters and Ten Optional EC255 Helicopters with Related Services, dated as of March 1, 2007, between Eurocopter S.A.S. and Heli-One, a division of CHC Helicopters International Inc.	S-4/A	333-179072	10.3	4/19/2012
10.4†	Sale Purchase Agreement for the Supply of Twenty Firm EC225 Helicopters and Four Optional EC255 Helicopters with Related Services, dated as of September 13, 2011, between Eurocopter S.A.S. and CHC Leasing (Ireland) Limited	S-4/A	333-179072	10.4	4/19/2012
10.5†	Framework Agreement, dated as of October 31, 2007, between Augusta S.p.A. and CHC Helicopters International Inc.	S-4/A	333-179072	10.5	4/19/2012
10.6†	S-92 New Helicopter Sales Agreement, dated as of September 9, 2013, between Sikorsky International Operations, Inc. and CHC Helicopters (Barbados) Limited	S-1/A	333-191268	10.6	12/19/2013
10.7*	Form of Amended and Restated 2011 Management Equity Plan of 6922767 Holding (Cayman) Inc.	S-1/A	333-191268	10.7	12/19/2013
10.8*	Form of 2011 Restricted Share Unit Grant Agreement of 6922767 Holding (Cayman) Inc.	S-4	333-179072	10.8	1/18/2012
10.9*	Form of 2011 Subscription Agreement of 6922767 Holding (Cayman) Inc.	S-4	333-179072	10.9	1/18/2012
10.10*	Form of Restricted Share Unit Grant Agreement between 6922767 Holding (Cayman) Inc. and Jonathan James Muschamp Lewis	S-1/A	333-191268	10.13	12/19/2013
10.11*	Form of Employment Agreement between CHC Group Ltd. and William J. Amelio	S-1/A	333-191268	10.19	12/19/2013
10.12*	Form of Employment Agreement between CHC Group Ltd. and other named executive officers	S-1/A	333-191268	10.20	12/19/2013
10.13*	2013 Omnibus Incentive Plan of CHC Group Ltd.	S-8	333-193518	4.2	1/23/2014
10.14*	Form of Restricted Share Agreement of CHC Group Ltd. (Time Vesting)	S-1/A	333-191268	10.22	12/19/2013
10.15*	Form of Restricted Share Agreement of CHC Group Ltd. (Performance Vesting)	S-1/A	333-191268	10.23	1/13/2014

Incorporated by Reference
Exhibit No.	Exhibit Description	Form	SEC File No.	Exhibit	Filing Date	Filed Herewith
10.16*	Form of Nonqualified Stock Option Agreement of CHC Group Ltd. (Time Vesting)	S-1/A	333-191268	10.24	12/19/2013
10.17*	Form of Nonqualified Stock Option Agreement of CHC Group Ltd. (Performance Vesting)	S-1/A	333-191268	10.25	12/19/2013
10.18*	2013 Employee Share Purchase Plan	S-8	333-193518	4.7	1/23/2014
10.19*	Form of Restricted Share Unit Agreement of CHC Group Ltd. (Performance Vesting)	S-1/A	333-191268	10.30	1/6/2014
10.20*	Form of Nonqualified Stock Option Agreement of CHC Group Ltd.	S-1/A	333-191268	10.31	1/10/2014
10.21*	Form of Restricted Share Unit Agreement of CHC Group Ltd.	S-1/A	333-191268	10.32	1/10/2014
21.1	Schedule of Subsidiaries of Registrant	S-1	333-191268	21.1	9/19/2013
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm					X
23.2	Consent of Ascend Worldwide Group Holdings Limited					X
23.3	Consent of HeliValue$ , Inc.					X
24.1	Power of Attorney (included on signature page)					X
31.1	Certification of Chief Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002					X
31.2	Certification of Chief Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002					X
32.1	Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002					X
32.2	Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002					X
101.INS §	XBRL Instance Document.					X
101.SCH §	XBRL Taxonomy Extension Schema Document.					X
101.CAL §	XBRL Taxonomy Extension Calculation Linkbase Document.					X
101.DEF §	XBRL Taxonomy Extension Definition Linkbase Document.					X
101.LAB §	XBRL Taxonomy Extension Labels Linkbase Document.					X
101.PRE §	XBRL Taxonomy Extension Presentation Linkbase Document.					X

*      Constitutes management contract or compensatory contract.

†      Confidential information has been omitted from this exhibit and filed separately with the SEC pursuant to a confidential treatment request under Rule 406.

§      In accordance with Rule 406T of Regulation S-T, the information in these exhibits, when filed, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-K/A

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

FOR THE FISCAL YEAR ENDED APRIL 30, 2014

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                      to

Commission file number: 001-36261

CHC Group Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	98-0587405
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

190 Elgin Avenue
George Town
Grand Cayman, KY1-9005
Cayman Islands
(Address of principal executive offices, including zip code)

(604) 276-7500
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.0001	New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act: None.

Indicate by check mark if the Registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.    Yes  ☐    No  ☒

Indicate by check mark if the Registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.    Yes  ☐    No  ☒

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☒    No  ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  ☐

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

Indicate by check mark whether the registrant is a shell company (as defined in Exchange Act Rule 12b-2). Yes ☐ No ☒

As of October 31, 2013, the last business day of the Registrant’s most recently completed second fiscal quarter, the registrant’s ordinary shares were not listed on any exchange or over-the-counter market. The Registrant’s ordinary shares began trading on the New York Stock Exchange on January 17, 2014.

As of July 31, 2014, there were 80,597,912 ordinary shares issued and outstanding, excluding unvested restricted shares of 744,501.

DOCUMENT INCORPORATED BY REFERENCE.
None.

Explanatory Note

This Form 10-K/A (the “Amended 10-K”) amends our Annual Report on Form 10-K for the period ended April 30, 2014, which was filed with the Securities and Exchange Commission on July 10, 2014 (the “Original 10-K”). This Amended 10-K sets forth restated financial statements and revised related disclosures about the business segments of CHC Group Ltd to reflect reclassifications necessary to present our segment information for each of the three years in the period ended April 30, 2014 consistent with our current segment reporting structure, which structure was implemented for the three month period ended July 31, 2014, in order to allocate certain direct maintenance and supply chain costs previously reported in the Heli-One segment to the Helicopter Services segment.

This Amended 10-K does not reflect events occurring after the filing of the Original 10-K and does not modify or update the disclosure in the Original 10-K, other than for (i) changes made to the reporting segment information, (ii) restatement and amendment to our previously issued audited financial statements, and (iii) the filing of certifications of our principal executive officer and principal financial officer pursuant to Rule 13a-14 of the Securities Exchange Act of 1934 and Section 906 of the Sarbanes-Oxley Act of 2002.

In light of the restatement, readers should not rely on our previously filed financial statements as of and for each of the three years in the period ended April 30, 2014.

Consistent with the information above, we have revised the following items in this Amended 10-K:

Part II

Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 8 — Financial Statements and Supplementary Data

Part IV

Item 15 — Exhibits, Financial Statements Schedules

Except to the extent described above and set forth herein, the disclosures in the Original 10-K are unchanged and this Amended 10-K does not reflect any events that have occurred after the Original 10-K was filed.  As a result, this Amended 10-K contains forward-looking information which has not been updated for events subsequent to the date of the original filing, and the Company directs you to its SEC filings made subsequent to that original filing date for additional information.

CHC GROUP LTD.

ANNUAL REPORT ON FORM 10-K/A

FOR THE FISCAL YEAR ENDED
April 30, 2014

i

PART II

Item 7. Management’s discussion and analysis of financial condition and results of operations

This management’s discussion and analysis of financial condition and results of operations (“MD&A”) is intended to provide an understanding of our results of operations, financial condition and where appropriate, factors that may affect future performance. The following discussion of our results of operations and financial condition should be read in conjunction with the “Selected Historical Consolidated Financial Data” and our audited consolidated financial statements and related notes thereto included elsewhere in this Amended 10-K. The following discussions include forward-looking statements that involve certain risks and uncertainties, including those identified under “Item 1A. Risk Factors” included in the Original 10-K. Our actual results could differ materially from those discussed in these forward-looking statements. See “Cautionary Note Regarding Forward-Looking Statements and Other Industry and Market Data” included in the Original 10-K.

Overview of Business

We are the world’s largest commercial operator of helicopters based on revenue of $1.8 billion in fiscal 2014. We are also the world’s largest commercial operator of heavy and medium helicopters based on our fleet of 236 heavy and medium helicopters as of April 30, 2014. With bases on six continents, we are one of only two global commercial helicopter service providers to the offshore oil and gas industry. Our mission is to provide the highest level of service in the industry, which we believe will enable our customers to go further, do more and come home safely. With over 60 years of experience providing helicopter services, we believe our brand and reputation have become associated with safe and reliable transportation and mission-critical logistics solutions. Our fleet of heavy and medium helicopters, global capabilities and reputation for safety position us to capitalize on anticipated increases in ultra-deepwater and deepwater drilling and production spending by our major, national and independent oil and gas company customers.

Our helicopters are primarily used to facilitate large, long-distance crew changes on offshore production facilities and drilling rigs. We also provide search and rescue services, or SAR, and emergency medical services, or EMS, to government agencies. We maintain a presence in most major offshore oil and gas markets through a network of approximately 70 bases with operations in approximately 30 countries. We cover this expansive and diverse geography with a technologically advanced fleet of 236 helicopters and the expertise to serve customers in ultra-deepwater and deepwater locations. To secure and maintain operating certificates in the many jurisdictions in which we provide helicopter services, we must meet stringent and diverse regulatory standards across multiple jurisdictions, and have an established track record in obtaining and maintaining certificates as well as working with regulators and local partners.

We generate the majority of our oil and gas customer Helicopter Services revenue from contracts tied to our customers’ offshore production operations, which have long-term transportation requirements. A substantial portion of our remaining oil and gas customer Helicopter Services revenue comes from transporting personnel to and from offshore drilling rigs, and we believe this capability allows us to take advantage of expansion in the global ultra-deepwater rig fleet. Approximately 73% to 78% of the flying revenue in our Helicopter Services segment was attributable to fixed monthly charges for the fiscal years ended April 30, 2012, 2013 and 2014.

We also provide maintenance, repair and overhaul, or MRO, services through our Heli-One business to both our own Helicopter Services segment and to third-party customers. Our MRO capabilities enable us to perform heavy structural repairs, and maintain, overhaul and test helicopters and helicopter components globally across various helicopter types. We believe our in-house MRO operations through our Heli-One business enable us to manage our supply chain and maintain our fleet more efficiently, thereby increasing the availability of our helicopters and reducing our overall cost of maintenance. In addition, we are the largest provider of these services (excluding original equipment manufacturers, or OEMs), which allows us to provide our Heli-One customers with comprehensive MRO services across multiple helicopter types and families. Our MRO services include complete maintenance outsourcing solutions, parts sales and distribution, engineering services, design services and logistics support.

Segments

We report under two operating segments and have a Corporate segment comprised primarily of general and administration costs. Subsequent to April 30, 2014, we changed our internal reporting structure to heighten accountability for and efficiency

1

of maintenance costs and asset utilization. As a result certain direct maintenance and supply chain costs previously allocated to and reported in the Heli-One segment are now allocated to and reported by the Helicopter Services segment.  Under the previous reporting, Heli-One provided maintenance services to the Helicopter Services segment under the terms of a Power by Hour (“PBH”) contract. Costs incurred by Heli-One to provide services under the PBH contract were reported in the Heli-One segment, whether they related to maintenance costs performed internally by Heli-One or to services contracted from external third parties.  Under the new reporting, all third-party maintenance costs are reflected in the Helicopter Services segment. Maintenance services provided by Heli-One to Helicopter Services are separately reflected for each MRO contract as opposed to a PBH contract basis. Information on segment assets is not reviewed by the Company’s chief operating decision maker (“CODM”) in making operating decisions and assessing performance.

Our two operating segments are as follows:

Helicopter Services:

•   Our Helicopter Services segment consists of flying operations in the Eastern North Sea, the Western North Sea, the Americas, the Asia Pacific region and the Africa-Euro Asia region, primarily serving our offshore oil and gas customers and providing SAR and EMS to government agencies. The Eastern North Sea is comprised mainly of Norway while the Western North Sea includes the United Kingdom, Ireland and the Netherlands. The Americas is comprised of Brazil, North American countries and other South American countries. The Asia Pacific region includes Australia and Southeast Asian countries and the Africa-Euro Asia region includes Nigeria, Equatorial Guinea, Kazakhstan, Mozambique, Tanzania and other African and European countries.

•   Helicopter Services generated approximately 87% to 90% of its revenue for the three years ended April 30, 2014 from oil and gas customers, and of this amount, the majority is tied to our customers’ offshore production operations, which have long-term transportation requirements.

•   Helicopter Services also provides SAR and EMS to government agencies and to our oil and gas customers. SAR and EMS revenue to non-oil and gas customers has historically contributed approximately 10% to 11% of Helicopter Services revenue for the three years ended April 30, 2014.

Heli-One:

•   Our Heli-One segment includes helicopter maintenance, repair and overhaul facilities in Norway, Poland, Canada and the United States, providing helicopter maintenance, repair and overhaul services for our fleet and for a growing external customer base in Europe, Asia and North America. Although intersegment revenues are eliminated from the presentation of our consolidated financial information, operationally, Heli-One’s largest customer is our Helicopter Services segment.

•   We have historically generated the majority of our third-party Heli-One revenue by providing maintenance, repair and overhaul services to other helicopter operators. Approximately 28%, 34% and 38% of our third-party Heli-One revenue in the 2012, 2013 and 2014 fiscal years, respectively, was derived from PBH contracts, where the customer pays a ratable monthly charge, typically based on the number of hours flown, for all scheduled and un-scheduled maintenance.

Key Financial and Operating Metrics

We use a number of key financial and operating metrics to measure the performance of our business, including Adjusted EBITDAR, Adjusted EBITDAR excluding special items, Adjusted EBITDAR margin, Adjusted EBITDAR margin excluding special items, Adjusted net loss, and our Heavy Equivalent Rate or HE Rate. None of Adjusted EBITDAR, Adjusted EBITDAR excluding special items, Adjusted EBITDAR margin, Adjusted EBITDAR margin excluding special items, Adjusted net loss or HE Rate is required by, or presented in accordance with United States Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures are not performance measures under GAAP and should not be considered as alternatives to net earnings (loss) or any other performance or liquidity measures derived in accordance with GAAP. In addition, these measures may not be comparable to similarly titled measures of other companies.

2

The following charts show our revenue generated by segment, our HE Rate, our Adjusted EBITDAR excluding special items, our Adjusted EBITDAR margin excluding special items, operating income and operating margin for the fiscal years ended April 30, 2012, 2013 and 2014:

(1)   HE Rate is the third-party operating revenue from our Helicopter Services segment excluding reimbursable revenue divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet. Our heavy and medium helicopters, including owned and leased, are weighted at 100% and 50%, respectively, to arrive at a single HE count, excluding helicopters expected to be retired from our fleet.

(2)   Adjusted EBITDAR margin excluding special items is calculated as Adjusted EBITDAR excluding special items divided by total revenue less reimbursable revenue. Cost reimbursements from customers are recorded as reimbursable revenue with the related reimbursement expense in direct costs.

(3)   Operating margin is calculated as operating income divided by total revenue.

Adjusted EBITDAR, Adjusted EBITDAR excluding special items, Adjusted EBITDAR margin, Adjusted EBITDAR margin excluding special items, Adjusted net loss and HE Rate are non-GAAP financial measures. We have chosen to include Adjusted EBITDAR, and Adjusted EBITDAR excluding special items, as we consider these measures to be significant indicators of our financial performance and we use these measures to assist us in allocating available capital resources. Adjusted EBITDAR is defined as net earnings (loss) before interest, taxes, depreciation, amortization and helicopter lease and associated costs or total revenue plus earnings from equity accounted investees, less direct costs excluding helicopter lease and associated costs less general and administration costs. Adjusted EBITDAR also excludes restructuring costs, asset impairments, gain (loss) on disposal of assets and goodwill impairment, if any. Adjusted EBITDAR excluding special items excludes stock-based compensation triggered by our initial public offering and expenses related to the initial public offering, including costs related to restructuring our compensation plan. For additional information about our segment revenue and Adjusted EBITDAR, including a reconciliation of these measures to our consolidated financial statements, see Note 25 of the annual audited consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Amended 10-K.

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We have chosen to include Adjusted net loss as it provides us with an understanding of the results from the primary activities of our business by excluding items such as stock-based compensation triggered by the initial public offering and expenses related to the initial public offering, including costs related to restructuring our compensation plans, asset dispositions, asset impairments, loss on debt extinguishment, the revaluation of our derivatives and foreign exchange gain (loss), which is primarily driven by the translation of U.S. dollar balances in entities with a non-U.S. dollar functional currency. This measure excludes the net earnings or loss attributable to non-controlling interests. We believe that this measure is a useful supplemental measure as net loss includes these items, and the inclusion of these items are not meaningful indicators of our ongoing performance. For additional information about our Adjusted net loss, including reconciliation to our consolidated financial statements, see “Summary of the Results of Operations.”

We have chosen to include the HE Rate, which is the third-party operating revenue from the Helicopter Services segment excluding reimbursable revenue divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet. Our heavy and medium helicopters, including owned and leased, are weighted at 100% and 50%, respectively, to arrive at a single HE count, excluding helicopters expected to be retired from the fleet. We believe this measure is useful as it provides a standardized measure of our operating revenue per helicopter taking into account the different revenue productivity and related costs of operating our fleet mix of heavy and medium helicopters.

Key Drivers Affecting our Results of Operations

Our results of operations and financial condition are affected by numerous factors, including those described under Part I, Item 1A “Risk Factors,” included in the Original 10-K and those described below:

•   General level of offshore production and drilling activity. Demand for our services depends primarily upon ongoing offshore hydrocarbon production and the capital spending of oil and gas companies and the level of offshore drilling activity. Higher activity levels can lead to greater utilization of our helicopters by our customers. Because a large portion of our costs are fixed, our Adjusted EBITDAR margins typically improve when more of our helicopters are deployed.

•   Impact of fleet mix. Generally, contracts for our helicopter services requiring heavier and newer helicopters provide an opportunity to generate greater profit than lighter and older helicopters. Consequently, our revenue and profit opportunity improves as we upgrade our fleet and enter into new contracts.

•   Timing of new contracts and our commencement of service under new contracts. Our results of operations in a particular period can be impacted by the timing of the execution of new contracts and our ability to provide services under new contracts.

Market Outlook

We generate the majority of our Helicopter Services revenue from contracts tied to our oil and gas customers’ offshore production operations, which have long-term transportation requirements. A substantial portion of our remaining oil and gas customer Helicopter Services revenue comes from transporting personnel to and from offshore drilling rigs, and we believe this capability allows us to take advantage of expansion in the global ultra-deepwater rig fleet. Approximately 73% to 78% of the flying revenue in our Helicopter Services segment was attributable to fixed monthly charges for the fiscal years ended April 30, 2012, 2013 and 2014. The production business is typically less cyclical than the exploration and development business because production platforms remain in place over the long-term and are relatively unaffected by economic cycles, as the marginal cost of lifting a barrel of oil once a platform is in position is low. Our customers typically base their capital expenditure budgets on their long-term commodity price expectations.

Our MRO services, operated through our Heli-One business, are dependent on helicopter maintenance demand. This is generally highest during periods of high helicopter service demand where high flying hours result in more frequent maintenance, most of which is required by regulation.

We have seen an increase in ultra-deepwater and deepwater spending by our customers and we are optimistic that growth will continue in future periods. We are continuing to see growth in offshore production as the industry moves offshore to find hydrocarbons. New technology has allowed oil and gas companies to continue exploration and drilling farther offshore. To remain competitive and to service existing and new contracts in this industry, we are augmenting our fleet by adding technologically advanced helicopters to meet customers’ changing demands. The industry is constrained by the pace at which

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it renews its fleet due to the limited supply of new technology helicopters produced annually by the OEMs. To address this constraint, we have leveraged our relationship with the OEMs to secure commitments to obtain new technology helicopters to support our future growth.

During the year ended April 30, 2014, we took delivery of 13 helicopters. At April 30, 2014, we have commitments to purchase 28 helicopters, with the delivery of these helicopters beginning in fiscal 2015 and continuing through to fiscal 2017. These helicopters will be purchased outright or financed through leases. We also have the option to purchase 25 helicopters which, if exercised, would bring our total purchase commitments to 53 helicopters. In addition to this, we have committed to $100.0 million of additional helicopter purchases with Airbus Helicopters.

The North Sea continues to be our core operating area, with approximately half of Helicopter Services’ revenue being derived from this region. We have continued to build and renew our customer relations and contracts in this region. In June 2014, we won a new multi-year oil and gas contract in the U.K. to provide flying services to the Mariner field off the coast of Scotland. Brazil and certain countries in the Africa-Euro Asia region, particularly Nigeria, are expected to contribute increasingly to our revenue in future periods due to an increase in ultra-deepwater and deepwater oil and gas activity in those regions. We renewed our presence in Nigeria during fiscal 2014 through our local partner, Atlantic Aviation, who commenced commercial operations with AW139 type helicopters. We also obtained our own aircraft operating license in Tanzania. In order to provide further support to our customers in Brazil, we opened a new hangar facility in Cabo Frio in close proximity to the Campos Basin off the Brazilian coast. In addition, we have been seeking to expand in other regions. In May 2014, we won a new contract to provide helicopter services to an exploration rig in the Atlantic Ocean, off the coast of Newfoundland, Canada. We have also made continued wins for the year to date with new contracts in the U.K., Norway, Kenya, Malaysia, Ireland, Brazil, Australia, Equatorial Guinea and East Timor.

Heli-One continues to develop its third-party business, with recent contract wins in the United Kingdom, where we have gained engine-specific support certification from the Ministry of Defence’s Military Aviation Authority, and also in Europe, Brazil and the U.S. To further support the growth of our Heli-One business and expand our global footprint, we opened an additional facility in Poland in fiscal 2013, which has now re-located into a new 65,000 square feet customized hangar in Rzeszow, Poland in April 2014. We continue to review and improve our global inventory management processes through a number of lean process techniques to support efficiencies in our workshops and our supply chain for our business operations. In January 2014, we opened our new Global Distribution Center in Amsterdam as part of our continued enhancement of our global supply chain. We are expanding our on-line capabilities to provide customers with portal access to our available parts and exchanges through our portal known as EPIC (Exchange Parts Inventory Channel). We have also been working to improve and expand our global agent and channel partner network where we have signed new agents and channel partners in numerous key regions.

We believe our broad transformation program will provide significant value to our operations. This program looks at all major aspects of our operations and includes a number of work streams, each including many initiatives. The program includes transformative thinking and technology to achieve cost efficiencies through global standardization and organizational efficiency to allow us to enhance our earnings and cash flows. We opened our centralized Integrated Operations Center in Irving, Texas in fiscal 2013. The centralization process has been rolled out on a region by region basis, a process which is expected to be complete by the end of the 2014 calendar year. We are continuing to complete the implementation of our long-term crew planning and scheduling program, AIMS, to further improve customer service levels. This system improves crew scheduling the integration of crew rosters, allows integrated training planning and enhanced key performance indicator reporting to improve crew and helicopter productivity. This system will be linked with our Operations Flight Planning System, which forms part of the electronic flight bag for pilots, a measure undertaken to reduce paperwork and improve pilot efficiency. We have also implemented a global base transformation initiative, which is a global program aimed at improving base efficiency through the implementation of measures designed to improve crew and field operations efficiency and reduce our aircraft on ground days. In addition, we have implemented a global indirect procurement review, aimed at generating cost savings through more sophisticated supply chain management, e-procurement implementation, bulk purchasing, and vendor selection. We believe these transformative actions will allow us to maximize our value proposition to our customers.

We conduct our business in various foreign jurisdictions, and as such, our cash flows and earnings are subject to fluctuations and related risks from changes in foreign currency exchange rates. Throughout the fiscal year ended 2014, our primary foreign currency exposures were related to the Norwegian Kroner, the Euro, the British pound sterling, the Brazilian Real, the Canadian dollar and the Australian dollar. For details on this exposure and the related impact on our results of operations, see Part I, Item 7A “Quantitative and Qualitative Disclosures About Market Risk” included in the Original 10-K.

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Recent Developments

Following an incident in October 2012 that led to the widespread suspension of all over-water Airbus Helicopters EC225 helicopters, extensive investigation by the manufacturer, independent analysis and Authority-approved modifications to the helicopters were completed and we commenced in July 2013 the phased re-introduction of our EC225 fleet to full service. Full regular service on the Airbus Helicopters EC225 fleet was completed during the fourth-quarter of the 2013 calendar year in conjunction with robust interim safety measures.

On June 11, 2014, the UK Air Accident Investigation Branch, or UK AAIB, issued its final report into this and a related May 2012 incident by another operator. A full copy of the final report is available at http://www.aaib.gov.uk/publications/formal_reports/2_2014_g_redw_g_chcn.cfm. Neither the foregoing website nor the information contained on the website nor the report accessible through such website shall be deemed incorporated into, and neither shall be a part of, this Amended 10-K. The root cause of the incident was attributed to the bevel gear vertical shaft design. In April 2014, Airbus Helicopters announced that a redesigned vertical gear shaft had been approved by the European Aviation Safety Agency, or EASA. The retrofitting of the redesigned gear shaft has begun, with the expectation that this retrofit program will be completed within twelve months.

On August 23, 2013, one of our Airbus Helicopters AS332L2 heavy helicopters was involved in an accident near Sumburgh in the Shetland Isles, United Kingdom. Authorities subsequently confirmed four fatalities and multiple injuries among the 16 passengers and two crew members on board. The cause of the accident is not yet known and full investigations are being carried out in conjunction with the UK AAIB, and Police Scotland.

Despite engineering and operating differences between the AS332L2, AS332L, AS332L1 and EC225 helicopters, for a limited period, we voluntarily canceled all our flights worldwide on those helicopter types (except for those involved in life-saving missions), out of respect for our work force and those of our customers, and to evaluate any implications associated with the accident.

Within a week of the accident, after consultation with our principal regulators, customers, union representatives and industry groups, and based on findings that there was no evidence to support a continuation of our temporary voluntary suspension and, on recommendations to return to active service all variants of these helicopter types, we resumed commercial passenger flights with all of these helicopter types to and from offshore oil and gas installations worldwide, excluding those in the UK with AS332L2 helicopters. We resumed AS332L2 commercial flights in the UK in mid-September. All of these helicopter types have now been returned to commercial operations worldwide.

On October 18, 2013, the UK AAIB issued a special bulletin about its investigation on the causes of the AS332L2 accident. A full copy of the special bulletin is available at http://www.aaib.gov.uk/publications/special_bulletins/s1_2014___as332_l2_super_ puma__g_wnsb.cfm. Neither the foregoing website nor the information contained on the website nor the report accessible through such website shall be deemed incorporated into, and neither shall be a part of, this Amended 10-K. In the special bulletin, the UK AAIB confirmed that, to date, the wreckage examination and analysis of recorded data as well as information from interviews of people involved in the accident have not found any evidence of a technical fault that could have been causal to the accident. The investigations by the UK AAIB and Police Scotland are ongoing. On January 23, 2014, the UK AAIB issued a further special bulletin (S1/2014) on the accident which contained enhanced pre-flight safety briefing recommendations relating to the use of the passenger re-breather; these recommendations were implemented in all regions where this equipment was in use. It is too early to determine the extent of the impact of the accident on our results of operations or financial condition based on information currently available.

On February 20, 2014, the UK Civil Aviation Authority (CAA) published its safety review of offshore oil and gas public transport helicopter operations (CAP 1145). A full copy of the review is available at http://www.caa.co.uk/application.aspx?catid=33&pagetype=65&appid=11&mode=detail&id=6088. Neither the foregoing website nor the information contained on the website nor the report accessible through such website shall be deemed incorporated into, and neither shall be a part of, this Amended 10-K. The report’s prescribed actions and recommendations were the result of a comprehensive review of offshore helicopter operations, undertaken in conjunction with the Norwegian Civil Aviation Authority and the EASA. The UK CAA identified several actions intended to minimize the risk of further accidents and to improve the survivability in the event of an accident; those actions/recommendations included prohibiting helicopter flights in certain sea conditions, except in response to an emergency, relative to the sea conditions for which the helicopter has been certificated, and only allowing passengers to be seated next to push-out window exits unless all passengers have enhanced emergency breathing equipment or the helicopter

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is fitted with side floats. The review also identified several other areas of activity to further enhance the levels of safety in the offshore helicopter industry. In May 2014, the UK CAA announced certain changes to the timing of the implementation of the measures within this report, which include the delay of seating restrictions until September 1, 2014.

On July 3, 2014, one of our helicopters conducted a medivac flight of a reportedly ill oil worker from the Troll A platform in the North Sea.  During the flight, the patient freed himself from his safety belts and exited the helicopter through an emergency window at 600 meters above the sea.  His remains were subsequently recovered from the sea. We are fully cooperating with the police and aviation authorities in their investigation.

Fleet

As of April 30, 2014, our fleet was comprised of the following helicopters:

Helicopter Type	Total	Cruise Speed (kts)	Approximate Range (nmi)	Passenger Capacity	Maximum Weight (lbs)
Heavy:
Sikorsky S92A	39	145	400	19	26,500
Airbus Helicopters EC225	36	145	400	19	24,250
Airbus Helicopters (AS332 L, L1, and L2)	38	130 - 140	250 - 350	17 - 19	18,000 - 20,500
Total Heavy	113
Medium:
AgustaWestland AW139	40	145	280	12 - 15	15,000
Sikorsky S76C++	23	145	220	12	11,700
Sikorsky S76C+	22	145	175	12	11,700
Sikorsky S76A++	15	135	110 - 130	12	10,800 - 11,700
Bell 412	10	125	135	13	11,900
Airbus Helicopters AS365 Series	8	120 - 145	80	11	9,500
Airbus Helicopters EC135/145/155	5	N/A(1)	N/A(1)	N/A(1)	N/A(1)
Total Medium	123
Total Helicopters	236

(1)   EMS only

As of April 30, 2014, we have committed to purchase 28 new heavy and medium helicopters from multiple OEMs for a total of approximately $688.2 million. These helicopters are expected to be delivered in fiscal 2015 ($351.4 million), 2016 ($251.9 million) and 2017 ($84.9 million) and will be deployed in our Helicopter Services segment. We intend to enter into leases for these helicopters or purchase them outright upon delivery from the manufacturer. Additionally, we have committed to purchase $61.4 million of helicopter parts by October 31, 2015 and $100.0 million of heavy helicopters from Airbus Helicopters prior to December 31, 2016. In addition, at April 30, 2014, we had the option to purchase 25 heavy and medium helicopters which, if exercised, would represent a total purchase commitment of 53 helicopters, excluding the committed dollar amount with Airbus Helicopters. We have a pipeline of opportunities identified that we believe will create long-term contracts for these new helicopters.

The following table shows the expected delivery dates of the helicopter purchase commitments and options referred above:

	Number of helicopters
	Purchase commitments(i)	Options
2015	15	2
2016	10	8
2017	3	9
2018 and thereafter	—	6
	28	25

(i)    Does not include helicopters related to our commitment to purchase $100.0 million of heavy helicopters from Airbus Helicopters or our intention to lease four helicopters from an independent lessor, with four planned deliveries in the fiscal year ended April 30, 2015.

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Summary of the Results of Operations

	For the fiscal year ended April 30, (in thousands of U.S. dollars)
	2012	2013	2014
Operating revenue	$1,525,795	$1,578,309	$1,600,310
Reimbursable revenue	166,744	165,538	164,669
Total Revenue	1,692,539	1,743,847	1,764,979
Operating Expenses
Direct costs(i)	(1,205,740)	(1,190,101)	(1,232,144)
Earnings from equity accounted investees	2,844	4,718	7,240
General and administration costs	(70,108)	(74,113)	(95,087)
Adjusted EBITDAR(ii)	419,535	484,351	444,988
Helicopter lease and associated costs(i)	(176,685)	(201,736)	(227,893)
Depreciation	(112,967)	(131,926)	(144,573)
Restructuring costs	(22,511)	(10,976)	—
Asset impairments	(17,651)	(29,981)	(25,933)
Gain (loss) on disposal of assets	8,169	(15,483)	(6,631)
Operating income	97,890	94,249	39,958
Interest on long-term debt	(116,578)	(127,199)	(153,222)
Foreign exchange gain (loss)	1,819	(11,383)	(6,028)
Other financing charges	(15,019)	(18,729)	(23,253)
Loss from continuing operations before tax	(31,888)	(63,062)	(142,545)
Income tax expense	(48,225)	(54,452)	(28,374)
Loss from continuing operations	(80,113)	(117,514)	(170,919)
Earnings (loss) from discontinued operations, net of tax	(16,107)	1,025	—
Net loss	$(96,220)	$(116,489)	$(170,919)
Net earnings (loss) attributable to:
Controlling interest	$(108,642)	$(119,436)	$(172,548)
Non-controlling interests	12,422	2,947	1,629
Net loss	$(96,220)	$(116,489)	$(170,919)
Non-GAAP Financial Measures:
Adjusted net loss(iii)	$(95,599)	$(62,184)	(96,689)
Adjusted EBITDAR excluding special items(ii)	419,535	484,351	470,940
Adjusted EBITDAR margin(ii)	27%	31%	28%
Adjusted EBITDAR margin, excluding special items(ii)	27%	31%	29%
HE Rate(iv)	$8,034	$8,730	$8,822

(i)    Direct costs in the information above excludes helicopter lease and associated costs. These costs are combined in the consolidated statements of operations, which are included in the annual audited consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Amended 10-K.

(ii)   See “— Key Financial and Operating Metrics” for the definition and discussion of these non-GAAP measures. Additional information about our Adjusted EBITDAR, including a reconciliation of this measure to our consolidated financial statements is also provided in Note 25 of the annual audited consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Amended 10-K. See below for our reconciliation of Adjusted EBITDAR excluding special items, Adjusted EBITDAR margin and Adjusted EBITDAR margin excluding special items, which we have included because we consider these measures to be significant indicators of our financial performance and management uses these measures to assist us in allocating available capital resources.

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	For the fiscal year ended April 30,
	2012	2013	2014
Adjusted EBITDAR	$419,535	$484,351	$444,988
Adjusted EBITDAR excluding special items	419,535	484,351	470,940
Total revenues less reimbursable revenue	1,525,795	1,578,309	1,600,310
Adjusted EBITDAR margin	27%	31%	28%
Adjusted EBITDAR margin, excluding special items	27%	31%	29%

Adjusted EBITDAR excluding special items excludes stock-based compensation triggered by the initial public offering and expenses related to the initial public offering, including costs related to restructuring our compensation plan. This is reconciled to Adjusted EBITDAR as follows:

	For the fiscal year ended April 30,
	2012	2013	2014
Adjusted EBITDAR excluding special items	$419,535	$484,351	$470,940
Stock-based compensation	—	—	(23,389)
Expenses related to the initial public offering	—	—	(2,563)
Adjusted EBITDAR	$419,535	$484,351	$444,988

(iii)  Adjusted net loss is a non-GAAP measure that has not been prepared in accordance with GAAP and has not been audited or reviewed by our independent auditors. We have chosen to include adjusted net loss as it provides us with an understanding of the results from the primary activities of our business by excluding items such as stock-based compensation triggered by the initial public offering and expenses related to the initial public offering, including costs related to restructuring our compensation plans, asset dispositions, asset impairments, loss on debt extinguishment, the revaluation of our derivatives and foreign exchange gain (loss), which is primarily driven by the translation of U.S. dollar balances in entities with a non-U.S. dollar functional currency. This measure excludes the net earnings or loss attributable to non-controlling interests. We believe that this measure is a useful supplemental measure as net loss includes these items, and these items are not meaningful indicators of our ongoing performance. A description of the adjustments to and reconciliations of this non-GAAP financial measure to the most comparable GAAP financial measure is as follows:

	For the fiscal year ended April 30,
	2012	2013	2014
Adjusted net loss	$(95,599)	$(62,184)	$(96,689)
Stock-based compensation	—	—	(23,389)
Expenses related to the initial public offering	—	—	(2,563)
Asset impairments	(17,651)	(29,981)	(25,933)
Gain (loss) on disposal of assets	8,169	(15,483)	(6,631)
Foreign exchange gain (loss)	1,819	(11,383)	(6,028)
Debt extinguishment	—	—	(7,668)
Unrealized loss on derivatives	(5,380)	(405)	(3,647)
Net loss attributable to controlling interest	$(108,642)	$(119,436)	$(172,548)

(iv)   HE Rate is a non-GAAP measure that has not been prepared in accordance with GAAP and has not been audited or reviewed by our independent auditors. HE rate is the third-party operating revenue from the Helicopter Services segment excluding reimbursable revenue divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet. Our heavy and medium helicopters, including owned and leased, are weighted as 100% and 50%, respectively, to arrive at a single HE count, excluding helicopters expected to be retired from our fleet. An average of this figure is used to calculate our HE Rate. See “— Key Financial and Operating Metrics” for discussion of this non-GAAP financial measure. See below for the reconciliation of HE Rate.

	For the fiscal year ended April 30,
	2012	2013	2014
Helicopter Services total external revenue	$1,526,060	$1,603,403	$1,617,708
Less: Reimbursable revenues	(166,744)	(165,538)	(164,669)
Helicopter Services operating revenue	$1,359,316	$1,437,865	$1,453,039
Average HE count	169.2	164.7	164.7
HE Rate	$8,034	$8,730	$8,822

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The Fiscal Year Ended April 30, 2013 Compared to the Fiscal Year Ended April 30, 2014

Consolidated Results Summary

For the fiscal year ended April 30,
(In thousands of U.S. dollars)

			Favorable (Unfavorable)
	2013	2014	$ Change	% Change
Helicopter Services(i)	$1,603,403	$1,617,708	$14,305	0.9%
Heli-One	140,444	147,271	6,827	4.9%
Total revenue	$1,743,847	$1,764,979	$21,132	1.2%
Direct costs(ii)	(1,190,101)	(1,232,144)	(42,043)	(3.5)%
Helicopter lease and associated costs	(201,736)	(227,893)	(26,157)	(13.0)%
Total direct costs	$(1,391,837)	$(1,460,037)	$(68,200)	(4.9)%
Flying hours	163,442	150,395	(13,047)	(8.0)%
# of helicopters	247	236	(11)	(4.5)%
Average HE count(iii)	164.7	164.7	—	—%
HE Rate(iii)	$8,730	$8,822	$92	1.1%

(i)    Includes revenue from the customer reimbursement of fuel costs of $100.3 million for the fiscal year ended April 30, 2013 and $95.1 million for the fiscal year ended April 30, 2014.

(ii)   Includes $103.8 million in fuel costs for the fiscal year ended April 30, 2013 and $97.2 million for the fiscal year ended April 30, 2014.

(iii)  HE Rate is the third-party operating revenue from the Helicopter Services segment excluding reimbursable revenue divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet. Our heavy and medium helicopters, including owned and leased, are weighted at 100% and 50% respectively to arrive at a single HE count, excluding helicopters expected to be retired from our fleet. An average of this figure is used to calculate our HE Rate.

Consolidated Results of Operations

Revenue

Revenue increased by $21.1 million to $1,765.0 million compared to fiscal 2013, with $14.3 million of the increase from Helicopter Services and $6.8 million of the increase from Heli-One.

Helicopter Services

For the fiscal year ended April 30,
(in thousands of U.S. dollars)

			Favorable (Unfavorable)
	2013	2014	$ Change	% Change
Eastern North Sea	$365,350	$383,381	$18,031	4.9%
Western North Sea	395,173	421,955	26,782	6.8%
Americas	302,089	276,911	(25,178)	(8.3)%
Asia Pacific	346,737	343,989	(2,748)	(0.8)%
Africa-Euro Asia	185,566	186,544	978	0.5%
Other	8,488	4,928	(3,560)	(41.9)%
Total	$1,603,403	$1,617,708	$14,305	0.9%

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The total external revenue for Helicopter Services increased by $14.3 million compared to fiscal 2013, with the results for the overall period influenced by the suspension of the EC225 helicopters, primarily in the first six months of fiscal 2014. The key variances by region were as follows:

•   Eastern North Sea. Revenue in the Eastern North Sea increased by $18.0 million compared to fiscal 2013. There was a $23.7 million increase in revenue primarily due to new contract wins for the oil and gas sector, in addition to higher levels of other rechargeable and reimbursable revenue of $3.5 million. The increase was offset in part due to lost revenue as a result of the EC225 suspension of $5.3 million and lower revenue of $3.7 million due to variations in activity levels with other ongoing oil and gas customer contracts.

•   Western North Sea. Revenue in the Western North Sea increased by $26.8 million compared to fiscal 2013, primarily due to existing oil and gas customers requiring additional helicopters in Scotland, which generated additional revenue of $33.3 million compared to fiscal 2013. Revenue increased in Ireland by $19.5 million as a result of the transition of an existing SAR customer to more technologically advanced helicopters. In the UK, revenue increased by $3.2 million over fiscal 2013 primarily due to short-term contract work. We also earned additional revenue of $1.7 million in fiscal 2014 from a new contract win based in Malta. These increases were partially offset by a reduction in the scope of our UK SAR contract, which reduced revenue by $18.0 million; the expiration of a contract in Denmark which decreased revenue by $7.4 million as well as reduction in revenue due to the EC225 suspension of $5.5 million.

•   Americas. Revenue in the Americas decreased by $25.2 million compared to fiscal 2013, primarily due to decreased revenue activity in Brazil of $17.7 million, primarily as a result of the EC225 suspension in the first half of fiscal 2014. In addition, the expiration of customer contracts in the Falkland Islands and Canada decreased revenue by $18.8 million compared to fiscal 2013. These decreases were offset in part by an $11.6 million increase in revenue from a contract win in Nicaragua for three medium helicopters, which commenced in June 2013.

•   Asia Pacific. Asia Pacific revenue decreased by $2.7 million compared to fiscal 2013, primarily due to reductions in Australia and South East Asia of approximately $37.8 million and $7.4 million respectively, due to the completion of certain oil and gas customers’ contracts and due to lower revenue earned with existing customers, principally as a result of decreased SAR flying hours. Furthermore, there was a $1.9 million decrease in revenue due to the EC225 suspension. These decreases were offset by new contract wins and contract modifications for oil and gas customers in East Timor and other South East Asia countries of $23.8 million and in Australia of $19.8 million, compared to fiscal 2013.

•   Africa-Euro Asia. Africa-Euro Asia revenue increased by $1.0 million compared to fiscal 2013, primarily due to contract wins in Africa which resulted in additional revenue of $26.5 million. Our operations in Nigeria, where we have a renewed presence, earned revenue of $4.7 million for fiscal 2014. Offsetting these increases were contract expirations in South Africa, Liberia and other countries approximating $18.3 million and reduced demand in Kazakhstan, primarily due to changes in oil and gas customers’ stage of production, of approximately $11.6 million compared to fiscal 2013.

•   Other. Other revenue decreased by $3.6 million, primarily due to a reduction in dry lease revenue compared to fiscal 2013.

Heli-One

Heli-One’s external revenue increased by $6.8 million compared to fiscal 2013. This was due primarily to an increase in PBH revenue of $4.0 million, generated from new customer contracts, including work with the United Kingdom’s Ministry of Defence, and $2.8 million of higher non-PBH project revenue, which includes airframe, engine and component work. Non-PBH revenue increased primarily due to a higher level of airframe project work, which was offset by lower levels of engine repair work, compared to fiscal 2013.

Direct Costs

For the fiscal year ended April 30,
(In thousands of U.S. dollars)

			Favorable (Unfavorable)
	2013	2014	$ Change	% Change
Crew costs	$(429,230)	$(429,106)	$124	—%
Base operations and other costs	(366,018)	(351,957)	14,061	3.8%
Maintenance	(232,486)	(281,727)	(49,241)	(21.2)%
Support costs	(162,367)	(169,354)	(6,987)	(4.3)%
	$(1,190,101)	$(1,232,144)	$(42,043)	(3.5)%

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Direct costs increased by $42.0 million to $1,232.1 million compared to fiscal 2013. The increase in direct costs was due to increased maintenance and support costs offset by lower base operations and other costs compared to fiscal 2013.

Crew costs, including salary, benefits, training and recruitment, decreased by $0.1 million to $429.1 million compared to fiscal 2013. Crew costs vary due to changes in contract activity levels within our Helicopter Services business and have remained flat over fiscal 2013 despite regional variances. Crew costs increased over fiscal 2013 as a result of new contract work primarily in the Eastern and Western North Sea of $5.3 million and in Nigeria by $3.8 million, where we have renewed presence in that country. These increases were offset by a reduction in crew costs in other regions of $9.2 million due to changing levels of customer activity, primarily in Asia Pacific and in other African countries due to the timing of contract expirations and new contract commencements. Crew costs were incurred only by our Helicopter Services segment.

Base operations and other costs, which include our base operations, reimbursable costs, insurance costs and other external expenses, decreased by $14.1 million to $352.0 million compared to fiscal 2013. The majority of base operations and other costs related to our Helicopter Services segment, with $29.6 million related to our Heli-One segment, which have remained flat compared with fiscal 2013. There was a $25.0 million reduction in costs in our Helicopter Services segment over fiscal 2013, as a result of the receipt of insurance recoveries and due to reductions in costs in Australia, the Americas and in other African countries, primarily due to contract completions in these regions. Base costs also decreased in Brazil due to lower reimbursable fuel costs, with our new Cabo Frio facility being in close proximity to customer sites. These reductions were offset by higher costs incurred in the North Sea of $8.4 million, primarily due to higher levels of reimbursable costs which were driven by higher customer activity, and in Nigeria of $2.5 million, due to our renewed operations in that country.

Maintenance costs increased by $49.2 million to $281.7 million compared to fiscal 2013. Approximately two-thirds of these costs were related to Helicopter Services, with the balance related to Heli-One for MRO work incurred for revenue activities related to external customers.

A significant part of the increase in maintenance costs over fiscal 2013 was related to the EC225 fleet. Maintenance costs include cash and immediately available credits, received in light of the EC225 suspension, which were booked as reductions to maintenance costs as they related to short-term performance issues. We incurred $10.1 million of costs in preparing the EC225 helicopters for return to service following the suspension. On resumption of EC225 commercial operations, our Helicopter Services segment incurred an additional $4.0 million of costs related to additional ongoing inspection costs of the helicopters, which are being incurred until the gear shaft retrofit is completed. See “—Recent Developments” included elsewhere in this Amended 10-K for further information. In addition, higher maintenance activity was experienced on helicopters used as replacements during the EC225 suspension. Furthermore, on the resumption of the EC225 fleet’s normal commercial operations in the latter part of fiscal 2014, additional maintenance costs were incurred over fiscal 2013, primarily due to the timing of costs incurred on subcontracted maintenance work on the EC225 fleet.

Maintenance costs also increased compared to fiscal 2013 due to strategic initiatives and the life cycle of new technology helicopters. During fiscal 2014, we experienced higher maintenance costs on new technology helicopters which are no longer under OEM warranty. Maintenance costs also increased over fiscal 2013 as a result of additional spend on rotable parts maintenance in our MRO business. The costs incurred for the maintenance work on rotable parts are expensed as incurred. These increases were offset by $3.0 million of lower maintenance costs incurred to support external non-PBH revenue due primarily to the mix of work being performed for external customers and higher efficiency in certain of our workshops compared with fiscal 2013.

Support costs, which include certain regional executive functions, flights operations, safety, technical support, information technology and customer service costs, increased by $7.0 million to $169.4 million compared to fiscal 2013, due primarily to a combination of higher facilities and information technology costs incurred by Helicopter Services, and an additional $3.7 million of support costs, including salary and consulting costs, incurred for the start up of our Nigeria operations. The majority of support costs are incurred by Helicopter Services, with $20.4 million related to our Heli-One segment, which have decreased by $4.4 million over fiscal 2013, primarily due to lower salary and benefit costs incurred in fiscal 2014.

Helicopter Lease and Associated Costs

Helicopter lease and associated costs increased by $26.2 million to $227.9 million, due primarily to an increase in new technologically advanced helicopters. We are continuing to acquire new technologically advanced helicopters to meet our customers’ needs as they continue production, exploration and development into deeper waters. We anticipate we will continue

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to finance helicopters through operating leases and may make strategic decisions as required to purchase certain helicopters outright. The purchase of helicopters allows for greater jurisdictional flexibility as some lease agreements restrict the movement of helicopters to certain countries.

General and Administrative Costs

General and administrative costs increased by $21.0 million to $95.1 million compared to fiscal 2013. The increase was primarily due to increased stock-based compensation expense of $25.7 million and additional costs related to our IPO on the New York Stock Exchange. The stock-based compensation expense has increased primarily as a result of performance conditions under our 2011 Management Equity Plan being met at the time of our IPO. For more information, see Note 17 of the annual audited consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Amended 10-K. These increases were partially offset by lower information technology costs relating to software implementation, and lower consulting and other salary costs compared to fiscal 2013.

Depreciation

Depreciation expense increased by $12.6 million to $144.6 million compared to fiscal 2013. The increase was primarily due to a depreciation review conducted in our Helicopter Services segment during the third quarter of fiscal 2013, with the effects of the review first showing in our results in the fourth quarter of 2013. We plan to exit certain helicopter types after the helicopters complete existing customer contracts over the period from 2015 to 2018. When we conducted our depreciation review, we reduced the useful lives and residual values of 18 helicopters that will be exited and fiscal 2014 reflects a higher rate of depreciation as a result. Depreciation also increased primarily due to an increase in rotable parts, which can be repaired and re-used for several years to service the new technologically advanced helicopters. As a result of the change in our internal reporting structure, we no longer report segment assets to our CODM and accordingly depreciation expense is not allocated to our segments. See “—Segments” included elsewhere in this Amended 10-K for further information.

Restructuring Costs

Restructuring costs decreased by $11.0 million compared to fiscal 2013, with no restructuring costs incurred in fiscal 2014. Of our restructuring costs in fiscal 2013, $6.8 million related to the Corporate Segment, $2.7 million related to the Helicopter Services segment, and $1.5 million related to the Heli-One segment.

Asset impairments

	For the fiscal year ended April 30,		Favorable (Unfavorable)
(In thousands of U.S. dollars)	2013	2014	$ Change
Impairment of receivables and funded residual value guarantees	$(1,671)	$(1,115)	$556
Impairment of assets held for sale	(12,164)	(18,486)	(6,322)
Impairment of assets held for use	(8,421)	(5,453)	2,968
Impairment of intangible assets	(7,725)	(879)	6,846
Total asset impairments	$(29,981)	$(25,933)	$4,048

Asset impairments decreased to $25.9 million, compared to $30.0 million in fiscal 2013. The decrease was due to lower impairment on embedded equity, an intangible asset, in combination with lower impairment on assets held for use, compared to fiscal 2013. These decreases were offset partially by increased impairment of assets held for sale in the Helicopter Services segment. The primary reason for the change in impairment is due to changes in market conditions. Of the fiscal 2013 asset impairments, $29.9 million related to the Helicopter Services segment and $0.1 million related to the Corporate Segment. Of the fiscal 2014 asset impairment expense, $24.8 million was related to Helicopter Services and $1.1 million was related to the Corporate segment.

Interest on Long-Term Debt

Interest on long-term debt obligations increased by $26.0 million to $153.2 million compared to fiscal 2013, primarily due to interest on the additional $200.0 million in senior secured notes issued on October 5, 2012 and the $300.0 million of senior unsecured notes issued on May 13, 2013 by CHC Helicopter S.A., our wholly owned subsidiary. The increase was offset in part by

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decreased interest costs on our revolving credit facility of $5.7 million, due to lower usage of this facility in fiscal 2014, and due to a reduction in interest expense incurred on our senior secured notes, of which we redeemed $130.0 million on February 7, 2014.

Foreign Exchange Loss

Foreign exchange loss decreased by $5.4 million to a loss of $6.0 million compared to fiscal 2013. Our foreign exchange loss was driven primarily by the strengthening and weakening of foreign currency denominated assets and liabilities against the functional currency of our subsidiary companies. During fiscal 2014, the U.S. dollar strengthened against the Norwegian kroner and the Canadian dollar but weakened against the Euro, which resulted in foreign exchange losses due to the net monetary asset and liability positions held by our subsidiaries.

Other Financing Charges

Other financing charges include the amortization of deferred financing costs, interest income and expense on cash balances and bank indebtedness, and the net gain or loss on the fair value of derivative financial instruments and embedded derivatives. Other financing charges increased by $4.5 million to $23.3 million compared to fiscal 2013 primarily due to a $7.7 million loss incurred on the extinguishment of $130.0 million of our senior secured notes on February 7, 2014 and $5.0 million of higher amortization of deferred financing fees, due to new the issuance of the $200.0 million in senior secured notes issued on October 5, 2012 and the $300.0 million of senior unsecured notes issued on May 13, 2013. In addition, certain deferred financing costs incurred with our previous revolving credit facility were expensed in fiscal 2014 as a result of the renegotiation of this facility. See “— Liquidity and Sources of Liquidity — Future Cash Requirements”. A higher loss on the valuation of derivatives and embedded derivatives of $2.6 million was incurred compared to fiscal 2013 due to foreign currency movements. These increases were offset in part by a $10.0 million fee settlement received during fiscal 2014.

Loss on Disposal of Fixed Assets

Loss on disposal of fixed assets decreased by $8.9 million to $6.6 million compared to fiscal 2013, due primarily to a decrease in losses from the sale and leaseback of helicopters.

Income Tax Expense

Income tax expense decreased by $26.1 million to $28.4 million compared to fiscal 2013. The effective tax rate for fiscal 2013 was (86.3)% compared to (19.9)% in fiscal 2014. The below table provides a breakdown of the items which caused the change in tax expense between fiscal 2013 and 2014:

(In millions of U.S. dollars)	Increase (decrease) in tax expense	Effective tax rate
Income tax expense at April 30, 2013	$54.5	(86.3)%
Rate differences in various jurisdictions and other foreign taxes	(38.0)
Non-deductible items	34.4
Functional currency adjustments	(8.6)
Valuation allowance	0.1
Other items	(14.0)
Income tax expense at April 30, 2014	$28.4	(19.9)%

The decrease in the income tax expense was primarily due to an increase in the tax recovery calculated at the tax rate in effect in various jurisdictions in which we operate, a higher level of non-taxable income in foreign jurisdictions and the effect of functional currency adjustments, offset by a higher level of non-deductible items compared to fiscal 2013.

The $38.0 million increase in the calculated recovery from rate differences in various jurisdictions was primarily a result of higher losses incurred in fiscal 2014. This recovery was offset by valuation allowances for these tax losses. The change in the valuation allowance has remained comparable with 2013, despite the higher provision for losses in fiscal 2014, primarily due to a change in the assessment of deferred tax asset recoverability in the U.S., Australia, Netherlands and Norway EHOB (EEA Helicopters Operations B.V) in fiscal 2013. The increase in non-deductible items of $34.4 million was primarily related to higher levels of non-deductible interest, due to tax legislative changes that occurred in Norway and the Netherlands, and

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non-deductible stock option expenses, which increased in fiscal 2014 due to our IPO. Other items include the impact of higher levels of non-taxable income in foreign jurisdictions, which caused a decrease in the tax expense of $9.9 million compared to fiscal 2013, and a $2.7 million reduction in income tax expense related to tax adjustments for prior periods, compared to fiscal 2013. The adjustments related to prior periods are fully provided for by valuation allowances and have no impact on our overall tax expense.

The effective tax rate is the ratio of income tax expense to loss from continuing operations before income tax. In addition to the impact on income tax expense described in the preceding table, the reduction in the negative effective tax rate from (86.3)% to (19.9)% resulted from an increase in the net loss from continuing operations before income tax compared to fiscal 2013 without a corresponding change in income tax expense due to valuation allowances recorded against deferred income tax assets in many jurisdictions, and a reduction in tax expense compared to fiscal 2013 due to a higher amount of uncertain tax positions recognized in fiscal 2013. In addition, a significant component of income tax expense for the 2013 and 2014 fiscal years is represented by income taxes in certain jurisdictions, such as withholding taxes, which are not directly correlated to movements in the net loss from continuing operations before income tax. Furthermore, movements in our loss from continuing operations may occur in jurisdictions where we are not recognizing the benefit of deferred tax assets, which could result in no corresponding movement in our income tax expense.

Non-Controlling Interests

Net earnings allocated to non-controlling interests decreased by $1.3 million to $1.6 million, due to a decrease in net earnings in EHOB, primarily from higher helicopter lease and financing costs offset by a lower income tax expense compared to fiscal 2013. See Note 3 of our annual audited consolidated financial statements for the fiscal years ended April 30, 2012, 2013, and 2014 included elsewhere in this Amended 10-K.

Segmented Results of Operations

Helicopter Services

Subsequent to April 30, 2014, we changed our internal reporting structure to heighten accountability for and efficiency of maintenance costs and asset utilization. As a result, certain direct maintenance and supply chain costs previously allocated to and reported by the Heli-One segment are now allocated to and reported by the Helicopter Services segment. Under the previous reporting, Heli-One provided maintenance services to the Helicopter Services segment under the terms of a PBH contract.  Costs incurred by Heli-One to provide services under the PBH contract were reported in the Heli-One segment, whether they related to maintenance costs performed internally by Heli-One or to services contracted from external third parties.  Under the new reporting, all third-party maintenance costs are reflected in the Helicopter Services segment. Maintenance services provided by Heli-One to Helicopter Services are separately reflected for each MRO contract as opposed to a PBH contract basis.  The fiscal 2013 and 2014 segment results have been restated to reflect the presentation of the new reporting structure.

For the fiscal year ended April 30,
(In thousands of U.S. dollars)

	For the fiscal year ended April 30,		Favorable (Unfavorable)
	2013	2014	$ Change	% Change
Operating revenue	$1,437,865	$1,453,039	$15,174	1.1%
Reimbursable revenue	165,538	164,669	(869)	(0.5)%
Total revenue	$1,603,403	$1,617,708	$14,305	0.9%
Direct costs(i)	(1,061,294)	(1,110,957)	(49,663)	(4.7)%
Earnings from equity accounted investees	4,718	7,240	2,522	53.5%
Adjusted EBITDAR	$546,827	$513,991	$(32,836)	(6.0)%
Adjusted EBITDAR margin(ii)	38.0%	35.4%	(2.6)%	(6.8)%
Flight hours	163,442	150,395	(13,047)	(8.0)%
# of Helicopters	247	236	(11)	(4.5)%
Helicopter lease and associated costs	$(201,736)	$(227,893)	$(26,157)	(13.0)%
Average HE count(iii)	164.7	164.7	—	—%
HE Rate(iii)	$8,730	$8,822	$92	1.1%

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(i)    In fiscal 2013, direct costs were comprised of crew costs of $429.2 million, base operations and other costs of $336.7 million and maintenance and support costs of $295.4 million. In fiscal 2014, direct costs were comprised of crew costs of $429.1 million, base operations and other costs of $322.5 million and maintenance and support costs of $359.4 million.

(ii)   Adjusted EBITDAR margin is calculated as Adjusted EBITDAR divided by total revenue less reimbursable revenue. Cost reimbursements from customers are recorded as reimbursable revenue with the related reimbursement expense in direct costs.

(iii)  HE Rate is the third-party operating revenue from the Helicopter Services segment excluding reimbursable revenue divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet. Our heavy and medium helicopters, including owned and leased, are weighted at 100% and 50% respectively to arrive at a single HE count, excluding helicopters expected to be retired from our fleet. An average of this figure is used to calculate our HE Rate.

Helicopter Services Adjusted EBITDAR decreased by $32.8 million to $514.0 million and Adjusted EBITDAR margin decreased by 2.6% compared to fiscal 2013. The primary changes which positively impacted Adjusted EBITDAR for Helicopter Services as compared to fiscal 2013 were as follows:

•   In the Eastern North Sea, contract wins from several customers, offset by reduced ad-hoc and other non-recurring work, resulted in a net increase to Adjusted EBITDAR of $11.1 million in fiscal 2014 compared to fiscal 2013. This increased Adjusted EBITDAR margin by 0.9%;

•   In the Western North Sea, Adjusted EBITDAR increased due to additional helicopter requirements from existing oil and gas customers, in addition to net new contract work in the Netherlands. These changes improved Adjusted EBITDAR by $18.8 million and Adjusted EBITDAR margin by 1.5%;

•   Adjusted EBITDAR improved by $16.4 million due to an increase in oil and gas activities in Southeast Asia, including East Timor, where new contract wins and contract renewals increased Adjusted EBITDAR margin by 1.3%;

•   Reduced SAR and other contract activity in the United Kingdom was offset by additional SAR work in Ireland, as a result of the transition of an existing customer to more technologically advanced helicopters, which resulted in a net increase to Adjusted EBITDAR of $6.8 million and a positive impact to Adjusted EBITDAR margin of 0.5%; and

•   Adjusted EBITDAR and Adjusted EBITDAR margin increased by $17.4 million and 1.4%, respectively, due to new contract wins for oil and gas customers in Africa and Central America.

These improvements to Adjusted EBITDAR and Adjusted EBITDAR margin were offset primarily by the following factors which negatively impacted Adjusted EBITDAR compared to fiscal 2013:

•   Adjusted EBITDAR and Adjusted EBITDAR margin decreased by $24.7 million and 2.0% respectively in Australia due to contract completions for oil and gas customers;

•   Adjusted EBITDAR and Adjusted EBITDAR margin decreased by $7.9 million and 0.6% in our Africa-Euro Asia regions, including Tanzania, Liberia and South Africa, primarily as a result of contract completions and the expiration of short-term contract work;

•   Adjusted EBITDAR decreased by $4.5 million in Kazakhstan due to oil and gas customer requirements transitioning from exploration to production, causing a reduction in demand which negatively impacted Adjusted EBITDAR margin by 0.4%; and

•   Adjusted EBITDAR in the Americas decreased $11.5 million and Adjusted EBITDAR margin was impacted by 0.9% compared to fiscal 2013 due to the expiration of customer contracts in the Falkland Islands.

In addition, we incurred certain additional costs in fiscal 2014 compared to fiscal 2013 which negatively impacted Adjusted EBITDAR. These decreased Adjusted EBITDAR by $54.0 million and Adjusted EBITDAR margin by 4.3%. These costs were as follows:

•   Higher costs, partially offset by contract revenue, decreased Adjusted EBITDAR by $5.3 million in Nigeria due to additional crew, base and other costs primarily associated with the set up and commencement of operations within the country;

•   Higher costs of $4.0 million were incurred for additional ongoing inspection costs of EC225 helicopters by our Helicopter Services business. See Item 7. “Recent Developments” included elsewhere in this Amended 10-K for further information;

•   Increased costs were incurred in fiscal 2014 to return the EC225 helicopter fleet to normal service. This had an unfavorable impact on Adjusted EBITDAR of $10.1 million;

•   There was increased maintenance spend in fiscal 2014 for EC225 helicopters following the resumption of normal commercial operations, including maintenance activities which have been subcontracted to third-parties, which decreased Adjusted EBITDAR by $10.0 million; and

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•   Increased costs were incurred in fiscal 2014 following the expiration of warranties on new technology helicopters, including S92A and AW139 helicopters, the maintenance of rotable parts to improve helicopter availability, and higher maintenance activity on helicopters used as replacements during the EC225 suspension. These factors had an unfavorable impact on Adjusted EBITDAR of $24.6 million.

The balance of the change in Adjusted EBITDAR relates to changes in the results of operations in our other regions and fleet operations, from centralized costs and earnings from equity accounted investees compared to fiscal 2013. In fiscal 2014, earnings from equity accounted investees have increased by $2.5 million, primarily as a result of additional earnings from our equity accounted investment in Thai Aviation Services.

Helicopter leasing and associated costs increased by $26.2 million to $227.9 million, due primarily to an increase in technologically advanced helicopter operating leases entered into during fiscal 2014, which have a higher lease cost. We are acquiring technologically advanced helicopters to meet customers’ needs as they continue exploration and development into deeper waters. We anticipate that we will continue to finance helicopters through operating leases and may make strategic decisions as required to purchase certain helicopters outright. The purchase of helicopters allows for greater jurisdictional flexibility as some lease agreements restrict the movement of helicopters to certain countries.

Heli-One

For the fiscal year ended April 30,
(In thousands of U.S. dollars)

	For the fiscal year ended April 30,		Favorable (Unfavorable)
	2013	2014	$ Change	% Change
Third-party revenue	$140,444	$147,271	$6,827	4.9%
Internal revenue	133,667	159,906	26,239	19.6%
Total revenue	$274,111	$307,177	$33,066	12.1%
Direct costs(i)	(259,587)	(277,959)	(18,372)	(7.1)%
Adjusted EBITDAR	$14,524	$29,218	$14,694	101.2%
Adjusted EBITDAR Margin(ii)	5.3%	9.5%	4.2%	79.2%

(i)    In fiscal 2013, direct costs were comprised of maintenance costs of $205.5 million and other costs of $54.1 million. In fiscal 2014, direct costs were comprised of maintenance costs of $228.0 million and other costs of $50.0 million. Other costs include base operations and other costs and support costs which for Heli-One include freight costs, consulting, insurance and other items.

(ii)   Adjusted EBITDAR margin is calculated as Adjusted EBITDAR divided by total revenue less reimbursable revenue, of which there was none in the Heli-One segment in fiscal 2013 and 2014.

Heli-One generates the majority of its revenue by supporting internal flying operations. Adjusted EBITDAR increased by $14.7 million to $29.2 million with an Adjusted EBITDAR margin increase of 4.2% compared to fiscal 2013. The primary changes compared to fiscal 2013 were as follows:

•   Higher levels of non-PBH activity, primarily with our Helicopter Services segment, improved maintenance efficiency and a greater proportion of higher margin external non-PBH work, increased Adjusted EBITDAR by approximately $10.0 million and Adjusted EBITDAR margin by 2.9%, respectively, compared to fiscal 2013; and

•   Lower support costs, primarily due to lower salary and benefit costs, also increased Adjusted EBITDAR by $4.4 million, which improved the Adjusted EBITDAR margin by 1.3%.

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The Fiscal Year Ended April 30, 2013 Compared to the Fiscal Year Ended April 30, 2012
Consolidated Results Summary

For the fiscal year ended April 30,
(In thousands of U.S. dollars)

			Favorable (Unfavorable)
	2012	2013	$ Change	% Change
Helicopter Services(i)	$1,526,060	$1,603,403	$77,343	5.1%
Heli-One	166,479	140,444	(26,035)	(15.6)%
Total revenue	$1,692,539	$1,743,847	$51,308	3.0%
Direct costs(ii)	(1,205,740)	(1,190,101)	15,639	1.3%
Helicopter lease and associated costs	(176,685)	(201,736)	(25,051)	(14.2)%
Total direct costs	$(1,382,425)	$(1,391,837)	$(9,412)	(0.7)%
Flying hours	172,145	163,442	(8,703)	(5.1)%
# of helicopters	252	247	(5)	(2.0)%
Average HE count(iii)	169.2	164.7	(4.5)	(2.7)%
HE Rate(iii)	$8,034	$8,730	$696	8.7%

(i)    Includes revenue from the customer reimbursement of fuel costs of $98.0 million for the fiscal year ended April 30, 2012 and $100.3 million for the fiscal year ended April 30, 2013.

(ii)   Includes $101.2 million in fuel costs for the fiscal year ended April 30, 2012 and $103.8 million for the fiscal year ended April 30, 2013.

(iii)  HE Rate is the third-party operating revenue from the Helicopter Services segment excluding reimbursable revenue divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet. Our heavy and medium helicopters, including owned and leased, are weighted at 100% and 50% respectively to arrive at a single HE count, excluding helicopters expected to be retired from our fleet. An average of this figure is used to calculate our HE Rate.

Consolidated Results of Operations

Revenue

Revenue increased by $51.3 million to $1,743.8 million compared to fiscal 2012.

Helicopter Services

For the fiscal year ended April 30,
(in thousands of U.S. dollars)

			Favorable (Unfavorable)
	2012	2013	$ Change	% Change
Eastern North Sea	$382,295	$365,350	$(16,945)	(4.4)%
Western North Sea	383,782	395,173	11,391	3.0%
Americas	242,485	302,089	59,604	24.6%
Asia Pacific	305,533	346,737	41,204	13.5%
Africa-Euro Asia	204,793	185,566	(19,227)	(9.4)%
Other	7,172	8,488	1,316	18.3%
Total	$1,526,060	$1,603,403	$77,343	5.1%

Helicopter Services revenue increased by $77.3 million, due primarily to new flying contracts with increased flying hours in the Americas, Asia Pacific and the Western North Sea in fiscal 2013. These revenue increases were offset by decreases in the Eastern North Sea and the Africa-Euro Asia region.

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North Sea. The Western North Sea contributed additional revenues of $11.4 million, due primarily to new contracts generated from an increase in oil and gas activity in Scotland, England and Ireland. The increase in the Western North Sea’s revenue was partially offset by a $24.9 million impact from a lost contract in Denmark. The Eastern North Sea’s revenue decreased by $16.9 million due to a contract expiry in Norway, which resulted in an $18.7 million decrease in revenue that was partially offset by new contracts from an increase in oil and gas activity in the region.

The Americas. The Americas contributed an additional $59.6 million in revenues, due primarily to $72.1 million of revenue from new contracts for heavy helicopters in Brazil combined with the deployment of all helicopters under contracts entered into in Brazil in late fiscal 2012. These increases in Brazil were partially offset by the expiry of some short-term contracts and by decreases in North America from expired contracts.

Asia Pacific. Asia Pacific contributed an additional $41.2 million due primarily to new contracts entered into at the end of fiscal 2012, where all helicopters under such contracts were deployed in fiscal 2013. New contract wins in Australia and East Timor increased revenue by $45.0 million over the prior year. The revenue increases in Australia and East Timor were partially offset by a net decrease of $7.8 million in Southeast Asia from expired contracts.

Africa-Euro Asia. Revenue decreased by $19.2 million, due primarily to the sale of the fixed wing aircraft in Chad at the end of fiscal 2012 and our exit from our relationship with our previous partner in Nigeria. We are in the process of transitioning to new partners. In October 2012, we received our Nigerian AOC for a single helicopter type and are in the process of setting up our interim base. These decreases in revenue were partially offset by revenue increases in Kazakhstan, Mozambique and Tanzania as increased oil and gas activities in these areas generated new contracts.

Heli-One

Heli-One revenue decreased by $26.0 million due primarily to a decrease in non-PBH project sales, including airframe, engine and component work. The decrease in airframe, engine and component work was primarily attributable to fewer airframe maintenance and modification projects completed during fiscal 2013.

Direct Costs

For the fiscal year ended April 30,
(In thousands of U.S. dollars)

			Favorable (Unfavorable)
	2012	2013	$ Change	% Change
Crew costs	$(413,024)	$(429,230)	$(16,206)	(3.9)%
Base operations and other costs	(374,512)	(366,018)	8,494	2.3%
Maintenance	(260,210)	(232,486)	27,724	10.7%
Support costs	(157,994)	(162,367)	(4,373)	(2.8)%
	$(1,205,740)	$(1,190,101)	$15,639	1.3%

Direct costs decreased by $15.6 million to $1,190.1 million compared to fiscal 2012. The decrease in direct costs was due primarily to decreases in base operations and other costs and maintenance costs partially offset by an increase in crew and support costs.

Crew costs increased by $16.2 million to $429.2 million compared to fiscal 2012. The increase was due primarily to additional crew costs for new and existing contracts in Brazil, Australia, the United Kingdom, Mozambique, Kazakhstan and Tanzania. These increases were offset by decreases in crew from expired contracts and reduced flying hours in Denmark, Norway and Nigeria. Chad also had a decrease in crew costs as we sold our fixed wing aircraft at the end of fiscal 2012. Crew costs were incurred only by our Helicopter Services segment.

Base operations and other costs decreased by $8.5 million to $366.0 million compared to fiscal 2012. Base operations and other costs also included fuel costs re-chargeable to our customers, insurance and travel. The majority of base and operations

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and other costs related to our Helicopter Services segment, with $29.3 million related to our Heli-One segment, which have decreased by $17.7 million compared with fiscal 2012. The decrease for Heli-One was due primarily to other costs, where we had a sale of parts to a customer in fiscal 2012 that did not reoccur in fiscal 2013. The decrease in base and other costs was partially offset by new contracts in Brazil, Australia and the North Sea, which increased the base set-up costs.

Maintenance costs decreased by $27.7 million to $232.5 million compared to fiscal 2012. Maintenance costs have decreased due primarily to lower lease return costs being recorded in fiscal 2013, which are recorded when they are probable and can be estimated, usually near the end of the helicopter lease term, the expiry of certain customer contracts reducing activity and cost and the decrease in third-party non-PBH sales.

Support costs increased by $4.4 million to $162.4 million compared to fiscal 2012 to support the centralized flying operations center in our Helicopter Services segment and related consulting costs. The majority of support costs are incurred by Helicopter Services, with $24.8 million related to our Heli-One segment, which have decreased by $3.0 million compared with fiscal 2012 due to lower consulting costs in this segment.

Helicopter Lease and Associated Costs

Helicopter leasing increased by $25.1 million to $201.7 million, due primarily to an increase in new technologically advanced helicopter additions. We are continuing to acquire new technologically advanced helicopters to meet our customers’ needs as they continue production, exploration and development into deeper waters. We anticipate we will continue to finance helicopters through operating leases and may make strategic decisions as required to purchase certain helicopters outright. The purchase of helicopters allows for greater jurisdictional flexibility as some lease agreements restrict the movement of helicopters to certain countries.

General and Administration Costs

General and administration costs included in the results of the Corporate Segment increased by $4.0 million to $74.1 million compared to fiscal 2012. The increase is due primarily to $2.0 million in additional information technology costs, $9.8 million of additional personnel support costs, consulting and trainings costs partially offset by a $7.2 million decrease in insurance costs as there were fewer reported claims in fiscal 2013. Information technology costs increased as we incurred more training and consulting costs to support the go-live of the new Heli-One integrated IT system in November 2012 and to support other new global systems that are being implemented as part of the broad transformation initiative. Personnel support costs have increased due primarily to compensation costs where vacant roles have been filled.

Depreciation

Depreciation expense increased by $19.0 million to $131.9 million compared to fiscal 2012, due primarily to an increase in the Heli-One segment of rotable parts which can be repaired and re-used for several years to service the new technologically advanced helicopters and an increase in helicopter depreciation expense in the Helicopter Services segment. During fiscal 2013 we identified two older helicopter types that would be exited. As part of this exit, we performed an annual review of the useful lives of helicopters and reduced the useful lives of these helicopters. This change in estimate resulted in an increase to depreciation of $11.3 million in fiscal 2013. As a result of the change in our internal reporting structure, we no longer report segment assets to our CODM and accordingly depreciation expense is not allocated to our segments. See “— Segments” included elsewhere in this Amended 10-K for further information.

Restructuring Costs

Restructuring costs decreased by $11.5 million to $11.0 million compared to fiscal 2012, due primarily to a decrease in initial costs associated with the implementation of new systems and processes allowing for global standardization in the Helicopter Services, Heli-One and Corporate Segments. Of our restructuring costs in fiscal 2012, $17.8 million related to the Corporate Segment, $4.5 million related to the Helicopter Services segment and $0.2 million related to the Heli-One segment. Of our restructuring costs in fiscal 2013, $6.8 million related to the Corporate Segment, $2.7 million related to the Helicopter Services segment, and $1.5 million related to the Heli-One segment.

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Asset impairments

	For the fiscal year ended April 30,		Favorable (Unfavorable)
(In thousands of U.S. dollars)	2012	2013	$ Change
Recovery (impairment) of receivables and funded residual value guarantees	$36	$(1,671)	$(1,707)
Impairment of assets held for sale	(13,469)	(12,164)	1,305
Impairment of assets held for use	—	(8,421)	(8,421)
Impairment of intangible assets	(4,218)	(7,725)	(3,507)
Total asset impairments	$(17,651)	$(29,981)	$(12,330)

Asset impairments increased by $12.3 million to $30.0 million compared to fiscal 2012. Asset impairments include the impairment of receivables and funded residual value guarantees, assets held for sale, assets held for use and intangible assets. The increase in asset impairments related to the Helicopter Services segment is due primarily to an increase of $8.4 million in impairment of assets held for use and an increase of $3.5 million in intangible assets. The impairment of assets held for sale increased compared to fiscal 2012 as there are certain helicopter types we will be exiting once all the helicopters have completed their flying obligations. The impairment of intangible assets increased compared to fiscal 2012 as the impairment of embedded equity recognized on leased helicopters was higher for our older technology helicopters due to a decline in helicopter values. Of the fiscal 2012 asset impairments, $17.4 million related to the Helicopter Services segment and $0.3 million related to the Corporate Segment. Of the fiscal 2013 asset impairments, $29.9 million related to the Helicopter Services segment and $0.1 million related to the Corporate Segment.

Loss on Disposal of Fixed Assets

Loss on disposal of fixed assets increased by $23.7 million to $15.5 million compared to fiscal 2012 due primarily to an increase in the losses from the sale and leaseback of helicopters in the Helicopter Services segment.

Interest on Long-Term Debt

Interest on long-term debt increased by $10.6 million to $127.2 million compared to fiscal 2012 due primarily to an increase in the interest expense on the issuance of the $200.0 million in senior secured notes on October 5, 2012 partially offset by a decrease in capital lease interest expense as certain capital leases were refinanced at the end of fiscal 2012 as operating leases.

Foreign Exchange Gains (Losses)

Foreign exchange gains decreased by $13.2 million to a foreign exchange loss of $11.4 million compared to fiscal 2012 from the revaluation of net liability positions denominated in U.S. dollars in entities with Norwegian Kroner and Euro functional currencies as the U.S. dollar strengthened in fiscal 2013 relative to those currencies as compared to the prior period.

Income Tax Expense

Income tax expense increased by $6.2 million to $54.5 million compared to fiscal 2012. The effective tax rate for fiscal 2013 is (86.3)% compared to (151.2)% in fiscal 2012. The below table provides a breakdown of the items which caused the change in tax expense between fiscal 2013 and 2012:

(In millions of U.S. dollars)	Increase (decrease) in tax expense	Effective tax rate
Income tax expense at April 30, 2012	$48.2	(151.2)%
Non-deductible items	4.9
Functional currency adjustments	4.6
Valuation allowance	2.9
Rate differences in various jurisdictions and other	(6.1)
Income tax expense at April 30, 2013	$54.5	(86.3)%

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The increase in income tax expense as compared to fiscal 2012 is due primarily to an increase in non-deductible items, functional currency adjustments and an increase in the valuation allowance taken against deferred tax assets in certain jurisdictions in the amounts indicated in the above table. Other items resulting in a net decrease to tax expense of $6.1 million include rate differences in various jurisdictions and an increase in non taxable income. The increase in non -taxable income was as a result of restructuring certain intercompany debt. The non deductible items increased by $4.9 million due to an increase in the non-deductible interest expense incurred in certain jurisdictions. Income tax expense increased by $4.6 million due to functional currency adjustments from foreign currency gains related to tax balances denominated in Norwegian Kroner, Euro and Canadian dollars in entities with a U.S. dollar functional currency as the U.S. dollar weakened in fiscal 2013 relative to those currencies compared to the prior period. The increase in the valuation allowance of $2.9 million compared to the prior year was due to a change in our assessment of the future realization of certain tax assets in fiscal 2013. This change in assessment resulted in a change in the valuation allowance of $58.8 million. Of this amount, $34.2 million was primarily in relation to deferred tax assets in the U.S., Australia, Netherlands and Norway EHOB.

The effective tax rate is the ratio of income tax recovery (expense) to loss from continuing operations before income tax. In addition to the impact on income tax expense described in the preceding table, the reduction in the negative effective tax rate from (151.2)% to (86.3)% resulted from an increase in the net loss from continuing operations before income tax compared to the prior year period without a corresponding change in income tax recovery (expense) due to valuation allowances recorded against deferred income tax assets in many jurisdictions. In addition, a significant component of income tax expense for the 2013 fiscal year and the prior period is represented by income taxes in certain jurisdictions, such as withholding taxes, which are not directly correlated to movements in the net loss from continuing operations before income tax. Furthermore, movements in our loss from continuing operations may occur in jurisdictions where we are not recognizing the benefit of deferred tax assets, which could result in no corresponding movement in our income tax recovery (expense).

Non-Controlling Interest

Net earnings allocated to non-controlling interest decreased by $9.5 million to $2.9 million, due primarily to a decrease in net earnings in EHOB from higher income tax expense and the loss on the mark to market of derivatives which relate to embedded foreign currency derivatives in some of our helicopter services contracts. See Note 3 of our audited annual consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Amended 10-K.

Segmented Results of Operations

Subsequent to April 30, 2014, we changed our internal reporting structure to heighten accountability for and efficiency of maintenance costs and asset utilization. As a result certain direct maintenance and supply chain costs previously allocated to and reported in the Heli-One segment are now allocated to and reported by the Helicopter Services segment. Under the previous reporting, Heli-One provided maintenance services to the Helicopter Services segment under the terms of a PBH contract.  Costs incurred by Heli-One to provide services under the PBH contract were reported in the Heli-One segment, whether they related to maintenance costs performed internally by Heli-One or to services contracted from external third parties.  Under the new reporting, all third-party maintenance costs are reflected in the Helicopter Services segment. Maintenance services provided by Heli-One to Helicopter Services are separately reflected for each MRO contract as opposed to a PBH contract basis. The fiscal 2012 and 2013 segment results have been restated to reflect the presentation of the new reporting structure.

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Helicopter Services

For the fiscal year ended April 30,
(In thousands of U.S. dollars)

	For the fiscal year ended April 30,		Favorable (Unfavorable)
	2012	2013	$ Change	% Change
Operating revenue	$1,359,316	$1,437,865	$78,549	5.8%
Reimbursable revenue	166,744	165,538	(1,206)	(0.7)%
Total revenue	$1,526,060	$1,603,403	$77,343	5.1%
Direct costs(i)	(1,066,829)	(1,061,294)	5,535	0.5%
Earnings from equity accounted investees	2,844	4,718	1,874	65.9%
Adjusted EBITDAR	$462,075	$546,827	$84,752	18.3%
Adjusted EBITDAR margin(ii)	34.0%	38.0%	4.0%	11.8%
Flight hours	172,145	163,442	(8,703)	(5.1)%
# of Helicopters	252	247	(5)	(2.0)%
Helicopter lease and associated costs	$(176,685)	$(201,736)	$(25,051)	(14.2)%
Average HE count(iii)	169.2	164.7	(4.5)	(2.7)%
HE Rate(iii)	$8,034	$8,730	$696	8.7%

(i)    In fiscal 2012, direct costs were comprised of crew costs of $413.0 million, base and operations and other costs of $327.5 million and maintenance and support costs of $326.3 million. In fiscal 2013, direct costs were comprised of crew costs of $429.2 million, base operations and other costs of $336.7 million and maintenance and support costs of $295.4 million.

(ii)   Adjusted EBITDAR margin is calculated as Adjusted EBITDAR divided by total revenue less reimbursable revenue. Cost reimbursements from customers are recorded as reimbursable revenue with the related reimbursement expense in direct costs.

(iii)  HE Rate is the third-party operating revenue from the Helicopter Services segment excluding reimbursable revenue divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet. Our heavy and medium helicopters, including owned and leased, are weighted at 100% and 50% respectively to arrive at a single HE count, excluding helicopters expected to be retired from our fleet. An average of this figure is used to calculate our HE Rate.

Helicopter Services Adjusted EBITDAR increased by $84.8 million to $546.8 million compared to fiscal 2012. The increase in Adjusted EBITDAR is due primarily to the Americas, Asia Pacific, and the North Sea offset by Africa-Euro Asia.

North Sea. The Western North Sea contributed an additional $10.9 million in Adjusted EBITDAR due primarily to margins from new contracts in Scotland, England and Ireland, which partially offset the margins from lost and expired contracts. The Eastern North Sea contributed an additional $9.0 million in Adjusted EBITDAR despite a net decrease in revenues due to lower compensation costs in the region. The net improvement in the North Sea Adjusted EBITDAR margin was 1.2% over the prior year.

The Americas. The Americas Adjusted EBITDAR increased by $27.8 million due primarily to a $37.3 million increase in Brazil, where increased margins on new heavy helicopter contracts combined with the deployment of additional helicopters under contracts that began in April 2012. Brazil also had an improvement in crew and helicopter availability that led to an increase in Adjusted EBITDAR. This increased the Adjusted EBITDAR margin by 2.3% over the prior year. These increases in the Americas’ Adjusted EBITDAR were partially offset by a $9.5 million decrease in North America Adjusted EBITDAR from expired contracts which had a negative impact of 0.6% on Adjusted EBITDAR margin.

Asia Pacific. Asia Pacific’s increase in Adjusted EBITDAR of $26.6 million is due primarily to the margins from new contract wins in Australia and East Timor being partially offset by higher crew costs. The net improvement in Asia Pacific Adjusted EBITDAR margin was 1.6% over the prior year.

Africa-Euro Asia. The Africa-Euro Asia region had a net decrease in Adjusted EBITDAR of $3.2 million, due to a $13.0 million decrease, primarily in Chad and Nigeria, offset by a $16.2 million increase in Mozambique and Tanzania from an increase in oil and gas activities that generated new contracts. Adjusted EBITDAR has decreased in Chad as we sold our fixed wing aircraft at the end of fiscal 2012 and we are continuing to incur costs while we transition our Nigerian operations to our new partners.

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In October 2012, we received our Nigerian AOC for a single helicopter type and are in the process of setting up our interim base. The Adjusted EBITDAR margin decreased by 0.2% as a result of these changes.

The balance of the change in Adjusted EBITDAR relates to our fleet operations, including the decrease in maintenance from lower lease return costs being recorded in fiscal 2013, changes to centralized support costs and earnings from equity accounted investees compared to fiscal 2012. Lease return costs are recorded when they are probable and can be estimated, usually near the end of the helicopter lease term, with the expiry of certain customer contracts reducing activity.

Helicopter leasing costs for fiscal 2013 increased by $25.1 million to $201.7 million compared to fiscal 2012, due primarily to an increase in technologically advanced helicopters additions that have higher lease costs partially offset by a number of helicopters that were converted to capital leases during fiscal 2012. We are continuing to acquire technologically advanced helicopters to meet our customers’ needs as they continue exploration and development and production into deeper waters. We anticipate we will continue to finance helicopters through operating leases and may make strategic decisions as required to purchase certain helicopters outright. The purchase of helicopters allows for greater jurisdictional flexibility as some lease agreements restrict the movement of helicopters to certain countries.

Heli-One

For the fiscal year ended April 30,
(In thousands of U.S. dollars)

	For the fiscal year ended April 30,		Favorable (Unfavorable)
	2012	2013	$ Change	% Change
Third-party revenue	$166,479	$140,444	$(26,035)	(15.6)%
Internal revenue	152,620	133,667	(18,953)	(12.4)%
Total revenue	$319,099	$274,111	$(44,988)	(14.1)%
Direct costs(i)	(284,425)	(259,587)	24,838	8.7%
Adjusted EBITDAR	$34,674	$14,524	$(20,150)	(58.1)%
Adjusted EBITDAR Margin(ii)	10.9%	5.3%	(5.6)%	(51.4)%

(i)    In fiscal 2012, direct costs were comprised of maintenance costs of $209.6 million and other costs of $74.8 million. In fiscal 2013, direct costs were comprised of maintenance costs of $205.5 million and other costs of $54.1 million. Other costs include base operations and other costs and support costs which for Heli-One include freight costs, consulting, insurance and other items.

(ii)   Adjusted EBITDAR margin is calculated as Adjusted EBITDAR divided by total revenue less reimbursable revenue, of which there was none in the Heli-One segment in fiscal 2012 and 2013.

Adjusted EBITDAR decreased by $20.2 million to $14.5 million compared to fiscal 2012 due primarily to a decrease in non-PBH revenues partially offset by lower support costs. Adjusted EBITDAR decreased by $23.4 million from lower airframe and engine sales as compared to fiscal 2012 with an impact to Adjusted EBITDAR of 6.5%. This decrease was offset by cost savings in support costs of $3.0 million from lower consulting costs resulting in a positive impact to the Adjusted EBITDAR margin of 0.8%.

Financial Condition and Sources of Liquidity

Analysis of Historical Cash Flows

	For the fiscal year ended April 30,
(In thousands of U.S. dollars)	2012	2013	2014
Cash provided by operating activities	$16,728	$1,203	$12,329
Cash provided by financing activities	207,215	221,001	323,055
Cash used in investing activities	(218,807)	(151,966)	(140,643)
Effect of exchange rate changes on cash and cash equivalents	(18,517)	(2,076)	(16,020)
Change in cash and cash equivalents during the period	$(13,381)	$68,162	$178,721

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For the Fiscal Years Ended April 30, 2013 and April 30, 2014

Cash Flows Provided By Operating Activities

Cash flows provided by operating activities increased by $11.1 million compared to fiscal 2013, due to improved cash flow results from operations, adjusted for non-cash items and working capital movements, of $12.2 million and lower pension contributions of $1.7 million, offset by higher cash payments for deferred lease financing costs of $2.8 million.

Cash flows from operations, adjusted for non-cash items, decreased by $38.0 million, due to a higher net loss from operations, net of non-cash items, and higher cash financing charges of $25.2 million, primarily due to the issuance, by our wholly owned subsidiary CHC Helicopter S.A., of an additional $200.0 million in senior secured notes on October 5, 2012 and the $300.0 million of senior unsecured notes issued on May 13, 2013. Cash flows from operations benefited from favorable changes of $50.2 million in working capital compared to fiscal 2013, which were driven by a decrease in receivables of $83.3 million, as the result of collections, $15.0 million of higher deferred revenue, related to contract activity where customers have made advance payments, offset by a $28.0 million decline in accounts payable and accruals, due to the timing of payments with suppliers, including OEMs, an $8.3 million reduction in the net taxes payable position, primarily due to cash payments for withholding taxes in various jurisdictions, and a $4.3 million increase in prepaid expenses, related primarily to the timing of certain license and insurance payments. Pension contributions and benefits paid decreased slightly to $45.0 million, compared to $46.7 million in fiscal 2013, due to the timing of funding contributions for our funded and unfunded defined benefit pension plans in Canada, the UK, Norway and the Netherlands. The higher payments for deferred lease financing costs were incurred due to higher lease transaction activity in fiscal 2014.

One of our continued areas of focus is the improvement of our cash flows through operational growth. We have implemented a number of initiatives, but have not consistently decreased our use of cash in operations. No assurance can be given that our efforts to reduce operational cash requirements, including continued efforts to achieve greater cost efficiencies through our broad transformation program, will be effective. The business may not generate sufficient net cash from operating activities and future borrowings may not be available in amounts sufficient to enable us to service our debt or to fund our other liquidity needs. It is currently expected that the net cash from operating activities will, together with our ability to access financing through our new revolving credit facility, other financing markets, new operating leases and proceeds from the sale of helicopters and other assets, be sufficient to meet the on-going cash flow requirements. If we are unable to meet our debt obligations or fund other liquidity needs, alternative financing plans may need to be undertaken, such as refinancing or restructuring debt, selling assets, reducing or delaying capital investments or raising additional capital. See Item 1A “Risk Factors — Risks Related to Our Net Losses and Our Indebtedness — Our level of indebtedness could affect our ability to raise additional capital to fund our operations, limit our ability to react to changes in our business or our industry and place us at a competitive disadvantage” in Part II below.

Cash Flows Provided By Financing Activities

Cash flows provided by financing activities increased by $102.1 million to $323.1 million compared to fiscal 2013, primarily due to proceeds from the issuance, by our wholly owned subsidiary CHC Helicopter S.A., of $300.0 million aggregate principal amount of senior unsecured notes on May 13, 2013 and from the net proceeds of our IPO on January 17, 2014. On our IPO, we sold 31,000,000 ordinary shares to the public at an offer price of $10.00 per share. Our IPO raised approximately $289.4 million, net of underwriting costs of $16.3 million and other costs directly related to the IPO of $4.3 million. On February 20, 2014, the underwriters in our IPO exercised an option to purchase 3,000,000 ordinary shares at a price of $10.00 per share, raising approximately $28.4 million, net of underwriting costs of $1.6 million. In fiscal 2013, $202.0 million of senior secured notes were issued by one of our subsidiaries and no share capital was issued.

This net increase over fiscal 2013 was partially offset by an increase in repayments net of draws on the revolving credit facility, related party loans repayments, and redemptions made of our senior secured notes. The net repayments on our senior secured revolving credit facility increased by $120.2 million over fiscal 2013, with a portion of the net proceeds from the IPO being used to repay the borrowings under this facility on January 23, 2014. In addition, on February 7, 2014, one of our subsidiaries redeemed $130.0 million of the senior secured notes at a redemption price of 103%, for an amount of $133.9 million, excluding accrued interest. There was also a net decrease to cash flows from higher deferred financing costs of $10.3 million, related to the issuance, by our wholly owned subsidiary CHC Helicopter S.A., of $300.0 million aggregate principal amount of senior unsecured notes issued on May 13, 2013, and a new senior secured revolving credit facility arrangement entered into on January 23, 2014, as described below under “Sources of Liquidity”.

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The related party loan transactions reflect the borrowing and repayment of loans to companies under the common control of our majority shareholder and are described in Note 22 of the annual audited consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014, included elsewhere in this Amended 10-K.

Cash Flows Used In Investing Activities

Cash flows used in investing activities decreased by $11.3 million to $140.6 million compared to fiscal 2013, due primarily to an increase on proceeds received from the disposal of property and equipment of $264.9 million, primarily related to sale and leaseback financing, offset by higher property and equipment additions of $218.9 million. Proceeds from the disposal of property and equipment primarily increased in fiscal 2014, due to a higher level of sale and leaseback activity, which increased from 22 in fiscal 2013 to 40 in fiscal 2014. Property and equipment additions increased due to a higher level of lease buyout and helicopter purchase activity compared to fiscal 2013. In addition, there was an increase in cash outflows of $40.8 million from a higher level of helicopter deposits in fiscal 2014 compared to fiscal 2013. During fiscal 2014, our additions related to buildings and other, primarily from investment in the construction of buildings located in Poland, for our MRO segment and in Brazil, for our Helicopter Services segment.

For the Fiscal Years Ended April 30, 2012 and April 30, 2013

Cash Flows Provided By Operating Activities

Cash flows provided by operating activities decreased by $15.5 million to a $1.2 million provision of cash compared to fiscal 2012 as operational improvements of $48.7 million were more than offset by an unfavorable movement in operating assets and liabilities of $47.5 million, an increase in interest expense of $10.6 million and pension contributions of $2.2 million. The unfavorable movement in operating assets and liabilities was due primarily to an increase in accounts receivable of $55.3 million and inventory of $18.2 million. Accounts receivable have increased due to an increase in the time to collect receivables compared to fiscal 2012, while inventory increased in fiscal 2013 to allow for larger purchase discounts and to support our improved helicopter availability. These increases in the use of cash were offset by our accounts payable and accruals, which increased by $21.7 million compared to fiscal 2012 due to the timing of supplier payments at the end of fiscal 2013 and deferred revenue by $5.4 million. Interest expense increased by $10.6 million due primarily to the additional interest paid in fiscal 2013 on our $200.0 million in senior secured notes issued in October 2012 offset in part by a decrease in interest paid on capital lease obligations due to lease refinancings. Cash pension contributions increased due primarily to the funding of our Norwegian pension plan.

Cash Flows Provided By Financing Activities

Cash flows provided by financing activities increased by $13.8 million to $221.0 million compared to fiscal 2012, due primarily to the net proceeds from the issuance of $200.0 million in additional senior secured notes which was partially offset by a decrease in proceeds from the issuance of capital stock in fiscal 2012 of $100.0 million that did not reoccur in fiscal 2013, an increase in net debt payments from increased borrowings under our existing senior secured revolving credit facility and a decrease in the securitization accounts receivable from the timing of funding. We also received a related party loan of $25.0 million during fiscal 2013.

On October 5, 2012, our wholly owned subsidiary, CHC Helicopter S.A. issued an additional $200.0 million of senior secured notes, which increased our overall liquidity. The gross proceeds from the senior secured notes of $202.0 million were used to repay a portion of the outstanding borrowings under our existing senior secured revolving credit facility. We also incurred financing fees of $4.0 million, which are being amortized over the term of the senior secured notes. These senior secured notes were issued as “additional notes” under the same indenture that governs the $1.1 billion of senior secured notes which were previously issued by CHC Helicopter S.A. in October 2010. The senior secured notes are guaranteed by us and by certain direct and indirect restricted subsidiaries in the Security Jurisdictions existing on the date of issuance. The additional senior secured notes have an aggregate principal amount of $200.0 million, were issued at 101.0%, bear interest at an annual rate of 9.25% with semi-annual interest payments due on April 15 and October 15 and mature on October 15, 2020.

Cash Flows Used In Investing Activities

Cash flows used in investing activities decreased by $66.8 million to $152.0 million compared to fiscal 2012, due primarily to an increase in proceeds on disposal of property and equipment of $135.1 million offset by an increase in property and equipment additions of $51.3 million and an increase in helicopter deposits, net of lease inceptions of $24.4 million. The increase in the

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proceeds from the disposal of property and equipment was due primarily to an increase in the number of helicopters that were the subject of sale and lease back transactions from 12 in fiscal 2012 to 22 in fiscal 2013. Helicopter deposits increased due to our advance deposits for the purchase of the technologically advanced helicopters.

Liquidity and Sources of Liquidity

At April 30, 2014, our liquidity totaled $650.7 million, which was comprised of cash and cash equivalents of $302.5 million, unused capacity in the revolver of $320.1 million, net of letters of credit of $54.9 million, plus undrawn overdraft facilities of $28.1 million.

Our cash requirements include our normal operations as well as our debt and other contractual obligations as discussed under the caption “Future Cash Requirements” below. On May 13, 2013, our wholly-owned subsidiary CHC Helicopter S.A. issued an aggregate principal amount of $300.0 million of senior unsecured notes at par value, bearing interest at an annual rate of 9.375% with semi-annual interest payments on June 1 and December 1 and mature on June 1, 2021. The senior unsecured notes are guaranteed by us and certain direct and indirect wholly-owned subsidiaries on a joint and several basis. The net proceeds from the notes were used to repay the borrowings under our senior secured revolving credit facility and to fund general working capital requirements. The $300.0 million unsecured senior notes issued on May 13, 2013 have increased annual cash requirements by approximately $28.1 million due to the additional interest payment obligations.

On February 7, 2014, one of our subsidiaries redeemed $130.0 million of the $1.3 billion of our senior secured notes, which bear interest at a rate of 9.25%. This will reduce our annual cash requirements by approximately $12.0 million. Subsequent to April 30, 2014, in May 2014, one of our subsidiaries purchased an additional $65.0 million of the senior secured notes in the open market at premiums ranging from 8.00% to 9.13%. This will further reduce our annual cash requirements by approximately $6.0 million.

The ability to satisfy long-term debt obligations, including repayment of principal and interest will depend on future performance, which is subject to general economic conditions and other factors, some of which are beyond our control. We expect our earnings and cash flow to vary significantly from year to year due to the cyclical nature of the industry. As a result, the amount of debt that can be managed in some periods may not be appropriate in other periods. In addition, future cash flows may be insufficient to meet debt obligations and commitments, including the notes, and revolving credit facility. Any insufficiency could negatively impact the business. In addition, the indenture governing the notes allows us to incur additional indebtedness. The incurrence of additional indebtedness could negatively affect the repayment of principal and interest on the debt, including the notes. We may face delays in obtaining cash from our subsidiaries in certain jurisdictions to fund future cash requirements due to central banking legislation or other regulations in these jurisdictions. These restrictions have not and are not expected to have an impact on our ability to meet our obligations. We believe that our existing and future cash flows, as well as our ability to access financing through the revolving line of credit, other financing markets, new operating leases and proceeds from the sale of helicopters and other assets are sufficient to meet our on-going cash flow requirements. Similarly, we expect that our transformation program will generate new initiatives to create greater liquidity. However, our earnings have been insufficient to cover our fixed charges since 2008. If cash flow from operations is insufficient to satisfy the debt obligations, alternative financing plans may need to be undertaken, such as refinancing or restructuring the debt, selling assets, reducing or delaying capital investments or raising additional capital or indebtedness. Any alternative financing plans that may be undertaken by us, if necessary, may not be sufficient to meet our debt obligations. Our inability to generate sufficient cash flow to satisfy our debt obligations, including obligations under the notes, or to obtain alternative financing, could materially and adversely affect our business, financial condition, results of operations and prospects. See Item 1A “Risk Factors — Our indebtedness and lease obligations could adversely affect our business and liquidity position”.

Sources of Liquidity

On October 5, 2012, we issued an additional $200.0 million of senior secured notes. The additional senior secured notes were issued under the same indenture that governs the $1.1 billion of senior secured notes which were previously issued in October 2010. The additional senior secured notes with an aggregate principal value of $200.0 million were issued at 101.0% of par value, bear interest at an annual rate of 9.25%, with semi-annual interest payments on April 15 and October 15, and mature on October 15, 2020. The gross proceeds from the senior secured notes of $202.0 million were used to repay a portion of the outstanding borrowings under our senior secured revolving credit facility. We also incurred financing fees of $3.8 million to be amortized over the term of the senior secured notes.

On May 13, 2013, our wholly owned subsidiary CHC Helicopter S.A issued an aggregate principal amount of $300.0 million of senior unsecured notes at par value, bearing interest at an annual rate of 9.375% with semi-annual interest payments due

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on June 1 and December 1 and mature on June 1, 2021. The senior unsecured notes are guaranteed by us and certain direct and indirect wholly-owned subsidiaries on a joint and several basis. The net proceeds from the notes were used to repay the borrowings under our senior secured revolving credit facility. We also incurred financing fees of approximately $6.0 million, which will be amortized over the term of the senior unsecured notes. We issued ordinary shares for net cash proceeds of $317.8 million as part of our IPO on the New York Stock Exchange and subsequent exercise of an option to purchase additional shares by the underwriters. A portion of the net proceeds from the offering were used to repay the borrowings under our senior secured revolving credit facility on January 23, 2014. On February 7, 2014, one of our subsidiaries redeemed $130.0 million of the $1.3 billion of our senior secured notes. As a result of this redemption, we incurred a loss on extinguishment of $7.7 million.

On January 23, 2014 we entered into a new revolving credit facility for $375.0 million held by a syndicate of financial institutions for a term of five years and bearing interest at the Alternate Base Rate, LIBOR, Canadian Prime Rate, CDOR or EURIBOR, plus an applicable margin that ranges from 3.50% to 4.50%, subject to a leverage-based step-down of 0.75%. The new revolving credit facility is secured on a priority basis and ranks equally with the senior secured note holders except for payments upon enforcement and insolvency, where the revolving credit facility will rank before the senior secured note holders. The senior secured notes and new revolving credit facility are guaranteed on a first-priority lien basis by most of our subsidiaries on a joint and several basis. For information about the financial position and results of operations of our guarantor subsidiaries, see Note 27 of our audited annual consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Amended 10-K.

To assist with future growth opportunities, a key initiative of our transformation program is to create greater liquidity through the implementation of new cost control measures such as optimizing the procurement of capital expenditures and inventory, working capital improvements and optimization of customer contracts and improved profit growth. We continue to review and evaluate our long-term capital structure in accordance with our strategic goals.

Future Cash Requirements

Contractual Obligations and Off-Balance Sheet Arrangements

The following table summarizes the contractual obligations and other commercial commitments on an undiscounted basis as of April 30, 2014 and the period that the contractual obligation or commitment is expected to be settled in cash.

(In thousands of U.S. dollars)	Total	Less than 1 year	1-3 years	4-5 years	More than 5 years
Payables and accruals	$355,341	$355,341	$—	$—	$—
Current facility secured by accounts receivable	62,596	62,596	—	—	—
Long-term debt and capital lease obligations(i) (iii)	1,560,587	4,107	10,489	14,957	1,531,034
Interest on long-term debt obligations(ii) (iii)	969,692	142,439	284,019	281,917	261,317
Operating leases(iv)	1,720,059	288,688	531,138	456,422	443,811
Minimum training purchases(v)	38,168	11,611	13,817	6,771	5,969
Pension obligations(vi)	91,283	45,700	20,259	20,259	5,065
New helicopter commitments	688,200	351,400	336,800	—	—
Other derivative financial instruments	11,181	6,067	5,114	—	—
Total contractual obligations	$5,497,107	$1,267,949	$1,201,636	$780,326	$2,247,196

(i)    This excludes the unamortized discount on the senior secured notes of $10.3 million which is included in the carrying amount of debt at April 30, 2014.

(ii)   Interest on variable rate debt was estimated based on applicable forward rates as of April 30, 2014.

(iii)  Includes $65.0 million of the senior secured notes outstanding at April 30, 2014, which were repurchased in May 2014.

(iv)   See “Operating Lease Commitments” below for further information.

(v)    We have a fifteen year master training services agreement with CAE commits us to annual minimum training purchases.

(vi)   Pension obligations represent estimated contributions of $45.7 million to our defined benefit pension plans in the U.K., Netherlands and Norway during fiscal 2015 and a contractual obligation with the U.K. pension plan to contribute £6.0 million per annum from fiscal 2016 until mid-fiscal 2020. Due to the potential impact of future plan investment performance, changes in interest rates, wage rates, changes in other economic and demographic assumptions and changes in legislation in foreign jurisdictions, we are not able to reasonably estimate the timing and amount of contributions that may be required to fund our Norway and Netherlands defined benefit pension plans for periods beyond fiscal 2015.

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Operating Lease Commitments

We entered into helicopter operating leases with 21 lessors in respect of 171 helicopters included in our fleet as of April 30, 2014. As of April 30, 2014, these leases had expiry dates ranging from fiscal 2015 to 2024. We have the option to purchase the majority of the helicopters for agreed amounts that do not constitute bargain purchase options, but have no commitment to do so. With respect to such leased helicopters, substantially all of the costs of major inspections of airframes and the costs to perform inspections, major repairs and overhauls of major components are at our expense. We either perform this work internally through our own repair and overhaul facilities or have the work performed by an external repair and overhaul service provider.

At April 30, 2014, we have commitments with respect to operating leases for helicopters, buildings, land and equipment. The net present value of our operating lease commitments at April 30, 2014 was $1,238.5 million. We have calculated the net present value based on our minimum lease payments, excluding any contingent rentals, using a 9.0% discount rate. For more information on our commitments, see Note 23 of our annual audited consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Amended 10-K. For helicopter leases expiring in the next twelve months, where we have the option to refinance these leases, purchase the helicopters or return the helicopters under the agreement terms.

The terms of certain of the helicopter lease agreements impose operating and financial limitations on us. Such agreements limit the extent to which we may, among other things, incur indebtedness and fixed charges relative to our level of consolidated adjusted earnings before interest, taxes, depreciation and amortization.

Generally, in the event of a covenant breach, a lessor has the option to terminate the lease and require the return of the helicopter, with the repayment of any arrears of lease payments plus the present value of all future lease payments and certain other amounts, which could be material to our financial position. The helicopter would then be sold and the surplus, if any, returned to us. Alternatively, we could exercise our option to purchase the helicopter.

Other Commitments

As of April 30, 2014, we have committed to purchase 28 new helicopters. The total required additional expenditures related to these purchase commitments are approximately $688.2 million. These helicopters are expected to be delivered in fiscal 2015 ($351.4 million), 2016 ($251.9 million) and 2017 ($84.9 million) and will be deployed in the Company’s Helicopter Services segment. Additionally, we have committed to purchase $61.4 million of helicopter parts by October 31, 2015 and $100.0 million of heavy helicopters from Airbus Helicopters prior to December 31, 2016.

Variable Interest Entities

The Company has variable interest in entities that are not consolidated, as we are not the primary beneficiary, which provide operating lease financing to us and an entity that provides flying services to third-party customers. At April 30, 2014, the Company had operating leases for 90 helicopters with variable interest entities that were not consolidated. See Note 3 of the audited annual consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Amended 10-K.

Guarantees

The Company has provided limited guarantees to third parties under some of its operating leases relating to a portion of the residual helicopter values at the termination of the leases. The leases have terms expiring between fiscal 2015 and 2024. At April 30, 2014, the Company’s exposure under the asset value guarantees including guarantees in the form of funded and unfunded residual value guarantees, rebateable advance rentals and deferred payments was approximately $245.2 million.

Contingencies

The Company has exposure for certain legal matters as disclosed in Note 24 to the annual consolidated financial statements for the year ended April 30, 2014 included elsewhere in this Amended 10-K. There have been no material changes in our exposure to contingencies.

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Covenants and Adjusted EBITDA

The Company’s senior secured notes, senior unsecured notes, new revolving credit facility, other long-term debt obligations and certain helicopter lease agreements impose operating and financial limitations on the Company through financial covenants, which among other things, limit the ability to incur additional indebtedness, create liens, sell or sublease assets, engage in mergers or acquisitions and make dividend and other payments.

Contractual Adjusted EBITDA is a non-GAAP financial measure which is calculated based on the consolidated results of CHC Group Ltd. and on the consolidated results our subsidiary 6922767 Holding S.à.r.l. in order to satisfy the requirements of our obligations under the above noted arrangements. Contractual Adjusted EBITDA is calculated by adding to or subtracting from the consolidated net earnings (loss) of CHC Group Ltd and our subsidiary 6922767 Holding S.à.r.l., certain of the adjustment items permitted in calculating covenant compliance under the applicable indenture governing our senior secured notes, our senior unsecured notes and our existing senior secured revolving credit facility. We describe these adjustments to net earnings (loss) in the table below. Contractual Adjusted EBITDA is a supplemental measure of our ability to service indebtedness that is not required by, or presented in accordance with, U.S. GAAP.

Contractual Adjusted EBITDA is not a measurement of our financial performance under U.S. GAAP and should not be considered as an alternative to net earnings (loss) or other performance measures derived in accordance with U.S. GAAP, or as an alternative to cash flow from operating activities as a measure of our liquidity. In addition, Adjusted EBITDA as presented herein may not be comparable to similarly titled measures of other companies. We use Contractual Adjusted EBITDA as a measure to calculate certain financial covenants related to our new revolving credit facility, the senior secured notes indenture and the senior unsecured notes indenture. Under the new revolving credit facility agreement, the Company must maintain a ratio of 2.5 to 1 or less of first priority net debt as defined in the new revolving credit facility agreement to Contractual Adjusted EBITDA. If the financial covenant is not maintained, repayment of the new revolving credit facility can be accelerated. Under the new revolving credit facility agreement, senior secured notes indenture and senior unsecured notes indenture, the Company must meet certain Contractual Adjusted EBITDA ratios to incur additional indebtedness above the permitted indebtedness as defined in the new revolving credit facility agreement, senior secured notes indenture and senior unsecured notes indenture. To incur additional indebtedness which is not otherwise permitted, the Company must have a Contractual Adjusted EBITDA to fixed charges ratio as defined in the new revolving credit facility agreement, senior secured notes indenture and senior unsecured notes indenture that is equal to or greater than 2.0 to 1.0. However, if the indebtedness is secured by a lien then the Company must also have a total secured indebtedness, net of cash, to Contractual Adjusted EBITDA ratio as defined in the revolving credit facility agreement and notes indenture that is less than or equal to 5.0 to 1.0.

Contractual Adjusted EBITDA has limitations as an analytical tool, and you should not consider such measure either in isolation or as a substitute for net earnings (loss), cash flow or other methods of analyzing our results as reported under U.S. GAAP. Some of these limitations are:

•   Contractual Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;

•   Contractual Adjusted EBITDA does not reflect the cash requirements necessary to service principal payments on our indebtedness;

•   Contractual Adjusted EBITDA does not reflect the cash requirements to pay our taxes;

•   Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Contractual Adjusted EBITDA does not reflect any cash requirements for such replacements; and

•   Contractual Adjusted EBITDA is not adjusted for all cash and non-cash income or expense items that are reflected in our statements of cash flow.

Because of these limitations, Contractual Adjusted EBITDA should not be considered as discretionary cash available to us to reinvest in the growth of our business or as a measure of cash that will be available to us to meet our obligations.

Set forth below is a reconciliation of net loss to Contractual Adjusted EBITDA derived from the consolidated financial statements of CHC Group Ltd. and from the consolidated financial statements of our subsidiary 6922767 Holding S.à.r.l. for the fiscal year ended April 30, 2014. As of April 30, 2014, we were in compliance with all financial covenants contained in the agreements governing our outstanding indebtedness.

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	6922767 Holding S.à.r.l	CHC Group Ltd.
(In thousands of U.S. dollars)	For the year ended April 30, 2014
Net loss	$(146,266)	$(170,919)
Discontinued operations	—	—
Earnings from equity accounted investees, net of cash distributions received	(3,930)	(3,930)
Fixed charges(a)	132,362	132,496
Other financing charges	50,064	50,007
Income tax expense	28,366	28,374
Amortization	144,573	144,573
Asset impairment charge(b)	24,818	25,933
Loss on disposal of assets	6,631	6,631
Restructuring costs	3,276	3,276
Business optimization costs	2,941	2,941
Stock-based compensation expense	12,624	26,389
Amortization of deferred charges(c)	3,549	3,549
Amortization of advanced helicopter rental payments	4,012	4,012
Unusual/non-recurring costs(d)	24,132	27,276
Investment/acquisition/permitted disposal(e)	—	—
Pension adjustment(f)	(17,742)	(17,742)
Pro-forma capital lease adjustment(g)	—	—
Contractual Adjusted EBITDA(h)	$269,410	$262,866

(a)   Fixed charges include interest expense, the interest component of payments associated with capital lease obligations, net of interest income, and pro-forma adjustments as per the applicable indenture governing the senior secured notes and the senior unsecured notes. The amortization of debt issuance costs and financing fees are excluded from fixed charges.

(b)   Asset impairment charge includes impairment of funded residual value guarantees, impairment of assets held for sale, impairment of assets held for use and impairment of intangible assets.

(c)    Amortization of initial costs on leased helicopters.

(d)   Unusual or non-recurring costs that include professional fees.

(e)    Costs incurred related to potential investment, acquisitions and divestitures.

(f)    This is an adjustment to arrive at the current service cost of the pension.

(g)   This is a pro-forma adjustment resulting from the capitalization of certain operating leases.

(h)   Contractual Adjusted EBITDA for the periods presented does not include the pro forma effect of helicopter acquisitions or disposals. However, the new revolving credit facility and the applicable indenture governing the senior secured notes and the senior unsecured notes permit us to calculate Contractual Adjusted EBITDA for purposes of the applicable covenants contained therein, giving pro forma effect to helicopter acquisitions, net of disposals.

Critical Accounting Policies and Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Areas where significant estimates and assumptions have been made include: classification of helicopter operating leases, consolidation of variable interest entities, property and equipment, goodwill, intangible and other long-lived asset impairment, pension benefits, contingent liabilities, income taxes and stock-based compensation.

Classification of helicopter operating leases

In assessing the lease classification of a helicopter operating lease, management makes significant judgments and assumptions in determining the discount rate, fair value of the helicopter, estimated useful life and residual value. Changes in any of these assumptions at the lease inception or modification date could change the initial classification of the lease.

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Consolidation of variable interest entities (“VIEs”)

We are required to consolidate a VIE if we are determined to be its primary beneficiary. Significant judgments are made in assessing whether we are the primary beneficiary, including determination of the activities that most significantly impact the VIE’s economic performance. This significant judgment is discussed further in Note 3 of our audited annual consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Amended 10-K.

Property and equipment

Flying assets are amortized to their estimated residual value over their estimated service lives using the straight-line method. The estimated service lives and associated residual values are based on management estimates including an analysis of future values of the helicopters and our experience. The estimated service lives and associated residual values of helicopters are reviewed when there are indicators that a change in estimate may be necessary. During the year ended April 30, 2013 a review was performed of the estimated service lives of helicopters and the estimated service life of certain helicopter types that we will be exiting was reduced to 10 years. The change in estimate increased depreciation and decreased property and equipment by $11.3 million in the year ended and as of April 30, 2013 respectively.

In addition, we review the carrying amounts of the property and equipment either on an annual basis or earlier when the asset is classified as held for sale or when events or circumstances indicate that the carrying amount of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition.

Long-lived assets that have been classified as held for sale are measured at the lower of their carrying amount or fair value less costs to sell and are not amortized once they are classified as held for sale. An impairment loss is recognized as the excess of the carrying amount over the fair value less costs to sell.

In the years ended April 30, 2012, April 30, 2013 and April 30, 2014, we recorded impairment charges of $13.5 million, $12.2 million and $18.5 million on assets classified as held for sale.

Where events or circumstances indicate that the carrying amount of held for use assets may not be recoverable, the carrying value of the assets or asset groups is compared to the future projected undiscounted cash flows. We estimate the future projected undiscounted cash flows for helicopters at the helicopter type level as this is the lowest level which earns independent cash flows. The cash flows are based on management’s expectation of future revenues and expenses including costs to maintain the assets over their respective service lives. Revenues are derived from the contracts for each helicopter. Costs are based on the budgeted amounts for crew, helicopter lease costs, insurance, PBH, consignment inventory and any other cost directly related to the operation of the helicopter. An impairment loss is recognized as the excess of the carrying value over the fair value when an asset or asset group is not recoverable. Fair value is based on third-party appraisals. Significant estimates and judgments are applied in determining these cash flows and fair values.

For the year ended April 30, 2012, no impairment testing was performed as there were no indicators of impairment identified. For the year ended April 30, 2013 and April 30, 2014, $8.4 million and $5.5 million of impairment on assets held for use was recognized, as their carrying values were not deemed to be recoverable as a strategic decision was made to exit certain helicopter types upon completion of their flying obligations.

Goodwill and intangible asset impairment

Embedded Equity

Embedded equity in helicopter lease contracts was recognized on our acquisition of CHC Helicopter Corporation, and represents the excess of the market price of the helicopters on the date of acquisition over the fixed lease buyout prices contained in certain helicopter operating leases.

We review the carrying amounts of the embedded equity in helicopter leases (intangible asset) on an ongoing basis to determine if the carrying amount is recoverable.

In testing the recoverability of embedded equity, the costs to buyout the lease is compared to the fair value of the helicopter. An impairment loss is recognized as the excess of the costs to buyout the lease over the fair value and is applied first to the embedded equity and then to the funded residual value guarantee. Fair value is based on third-party appraisals.

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We recorded impairment charges of $4.2 million, $7.7 million and $0.9 million to write down a portion of our embedded equity to fair value for the years ending April 30, 2012, 2013 and 2014, respectively. The impairments are due to the fair value of the helicopters declining from when the embedded equity was first recognized on our acquisition of CHC Helicopter Corporation.

Goodwill, Trade names and Trademarks

The recoverability of goodwill and indefinite life intangible assets is assessed on an annual basis or more frequently if events or circumstances indicate that the carrying value may not be recoverable. Goodwill is assessed for impairment at the reporting unit level by comparing the carrying value of the reporting units with their fair value.

The fair value of our reporting units is determined based on the present value of estimated future cash flows, discounted at a risk-adjusted rate. Management’s forecasts of future cash flows which incorporate anticipated future revenue growth and related expenses to support the growth and maintain its assets are used to calculate fair value. The discount rates used represent management’s estimate of the weighted average cost of capital for the reporting units considering the risks and uncertainty inherent in the cash flows of the reporting units and in our internally developed forecasts.

At February 1, 2012, February 1, 2013 and February 1, 2014, we performed our annual impairment test of goodwill. All of our goodwill is contained in the Helicopter Services reporting unit. There was no change to the allocation of goodwill to our reporting segments as a result of our new internal reporting structure. No impairment has been recognized in the years ended April 30, 2012, April 30, 2013 and April 30, 2014 as the fair value of this reporting unit exceeded its carrying amount by a minimum of $400.0 million in each of the three years. In the event that the carrying value exceeded the fair value, we would have performed the second step in the two step impairment test to determine the amount of the impairment loss.

The fair value of our reporting units is most significantly affected by the discount rate used, the expected future cash flows and the long-term growth rate. We operate in a competitive environment and derive a significant portion of revenue from the offshore oil and gas industry. The ability to win new contracts, earn forecast margins on those contracts, retain existing customers as well as the continued demand for flying services in the oil and gas market will affect our future cash flows and future growth. Relatively minor changes in future cash flows, growth rates and discount rates could significantly affect the estimate of reporting unit fair value and the amount of impairment loss recognized, if any.

If the discount rates used in our goodwill impairment test were to increase by 0.5% the fair value of the reporting unit would have decreased by $135.4 million, $138.9 million and $127.2 million as of February 1, 2012, February 1, 2013 and February 1, 2014 respectively.

If the margins used in our goodwill impairment test, calculated using Adjusted EBITDAR less helicopter lease and associated costs, were to decrease by 0.5% the fair value of the reporting unit would have decreased by $86.6 million, $109.0 million and $116.6 million as of February 1, 2012, February 1, 2013 and February 1, 2014 respectively.

The fair value of trademarks and trade names is determined based on the present value of estimated future cash flows, discounted at a risk-adjusted rate. No impairment has been recognized in the years ended April 30, 2012, April 30, 2013 and April 30, 2014 for trademarks and trade names as the discount rate for the carrying value to exceed the fair value of the trademarks of Helicopter Services would be 28.6%, 32.1% and 35.5%, respectively, and Heli-One would be 55.1%, 56.0% and 59.8%, respectively.

Pension benefits

We maintain both funded and unfunded defined benefit employee pension plans. Approximately 28% of our active employees are covered by defined benefit pension plans. As of April 30, 2013 and 2014, we had an unfunded deficit of $87.7 million and $76.6 million. The pension expense (income) for fiscal 2012, 2013 and 2014 was $15.6 million, $7.4 million and $(0.9) million. The overall asset mix was 28% equities, 46% fixed income and 26% money market as of April 30, 2014. This asset mix varies by each plan.

Measuring our obligations under the plans and related periodic pension expense involves significant estimates. Our pension benefit costs are accrued based on our review of annual analyses performed by our actuaries. These factors include assumptions about the rate at which the pension obligation is discounted, the expected long-term rate of return on plan assets, the rate of

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future compensation increases and mortality rates. Both the discount rate and expected rate of return on plan assets require estimates and projections by management and can fluctuate from period to period. We have determined the discount rate using market based data in consultation with our actuaries. For the defined benefit pension plan of the United Kingdom the expected long-term rate of return on plan assets reflects the investment objective of 3.7% over a proxy return on a matching asset to the liabilities of the plan provided to the two investment advisors who manage the investment portfolio. For the defined benefit pension plans of the Netherlands and Norway the overall expected long-term rates of return on plan assets have been determined in part by assessing current and expected asset allocations as well as historical and expected returns on various categories of the assets. Such expected rates of return ignore short-term fluctuations. We believe these assumptions are appropriate based upon the mix of the investments and the long-term nature of the plans’ investments.

The weighted average discount rate of the various pension plans used to determine the pension benefit obligation and expense was 4.06% as of April 30, 2013 and 4.11% as of April 30, 2014.

The calculation of the estimate of the expected long-term rate of return on assets and additional discussion regarding pension and other post-retirement plans is described in Note 18 — Employee pension plans to our audited consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Amended 10-K. The weighted average expected long-term rate of return on assets associated with our pension benefits was 6.72% at April 30, 2013 and 6.57% at April 30, 2014. The expected return on assets is a long-term assumption whose accuracy can only be measured over a long period based on past experience.

The pension income for the year ended April 30, 2014 was $(0.9) million. An increase in the expected long-term return on plan assets or the discount rate would reduce pension plan expense (income), and vice versa. As an indication of the sensitivity of pension expense to the long-term rate of return assumption, a 1% decrease in this assumption would have decreased pension income for 2014 by approximately $7.3 million.

The actuarial assumptions used to determine pension benefits may differ from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of participants. Differing estimates may have a material impact on the amount of pension expense recorded and on the carrying value of prepaid pension costs and accrued pension obligations.

Contingent liabilities

We are subject to a variety of claims, lawsuits and investigations in the ordinary course of business as discussed in Note 24 to our audited annual consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Amended 10-K. We determine whether an estimated loss from a contingency should be accrued by assessing whether a loss is deemed probable and can be reasonably estimated. Estimating liabilities and costs associated with these matters requires judgment and assessment based upon professional knowledge, experience of management and our internal and external legal counsel.

Income taxes

We are subject to taxes in numerous foreign jurisdictions. Income and other tax risks recognized in the Consolidated Financial Statements reflect management’s best estimate of the outcome based on the facts known at the balance sheet date in each individual country. These facts may include, but are not limited to, change in tax laws and interpretation thereof in the various jurisdictions where the Company operates. They may have an impact on the income tax as well as the resulting assets and liabilities. Any differences between tax estimates and final tax assessments are charged to the statement of operations in the period in which they are incurred.

In addition, our business and operations are complex and include a number of significant financings, acquisitions and dispositions. The determination of earnings, payroll and other taxes involves many factors including the interpretation of tax legislation in multiple jurisdictions in which we are subject to ongoing tax assessments. When applicable, we adjust the previously recorded income tax expense, direct costs, interest and the associated assets and liabilities to reflect its change in estimates or assessments. These adjustments could materially change our results of operations.

We have assessed the realization of the deferred income tax asset (net of allowance) related to income tax losses as more likely than not that the asset will be realized. Judgment is required in determining whether the deferred tax assets will be

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realized in full or in part. At April 30, 2014, we had a valuation allowance of $250.8 million. The realization of the deferred tax asset was based on assumptions regarding the reversal of existing future tax liabilities and future earnings levels in the subsidiaries with accumulated losses, and an ability to implement tax planning measures. If, in the future, it is determined that it is more likely than not that all or part of the deferred tax asset will not be realized, a charge will be made to earnings in the period when such determination is made.

Stock-based compensation

On December 16, 2013, our Board of Directors adopted a new equity compensation plan which permits us to grant non-qualified stock options, incentive stock options, share appreciation rights, restricted shares, restricted share units, other share based awards and performance compensation awards to certain eligible directors, officers, employees, consultants or advisors of the Company and its affiliates termed the CHC Group Ltd. 2013 Omnibus Incentive Plan (“2013 Incentive Plan”). This plan is in addition to our 2011 Management Equity Plan (“2011 Plan”) which 6922767 Holding (Cayman) Inc., our parent (“the Parent”) adopted. The terms of the plans are described in Note 17 of our annual audited consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 included elsewhere in this Amended 10-K.

The fair value of the stock options, service vesting stock options, the share price performance options and the share price performance shares under the 2013 Incentive Plan were estimated using a Binomial model, due to the need to consider various exercise scenarios under these awards. The key factors that will create value in these awards include the (1) expected term of the awards (2) the risk-free interest rate, which is based on the U.S. Treasury yield curve in effect at the time of grant with maturities equal to the grant’s expected life (3) volatility, which has been estimated using historical volatility of the peer companies’ in the S&P 500 Energy Index and two additional peer companies’ stock prices and (4) the expected dividend rate, which for granted awards was estimated as nil. If any of the assumptions used in the Binomial model changes significantly, stock-based compensation for future awards may differ materially compared with the awards granted previously.

The fair value of the performance based restricted share units under the 2013 Incentive Plan and the fair value of the time and performance options and performance options under the 2011 Plan were estimated using Monte-Carlo simulation models, due to the need to consider two or more stocks moving in tandem for the valuation of these awards. The key factors that will create value in these awards include: (1) the risk free interest rate, which is based on the U.S. Treasury yield curve in effect at the time of grant with maturities equal to the grant’s expected life, (2) the expected term of the award, (3) the expected dividend rate, which at present is assumed to be nil and (4) the expected volatility of the awards over the expected term, which has been estimated using historical volatility of the peer companies’ in the S&P 500 Energy Index and two additional peer companies’ stock prices and (5), for awards under the 2013 Incentive Plan the correlations between the price of our ordinary shares and the three year daily historical stock prices of the respective companies in the S&P 500 Energy Index or (6), for awards under the 2011 Plan, the ultimate exit value of the Company, which is estimated using historical volatility and implied volatility data of ten peer companies’ stock price. If any of the assumptions used in the Monte Carlo simulation models change significantly, stock-based compensation for future awards may differ materially compared with the awards granted previously.

In addition, we are required to develop an estimate of the number of awards that will be forfeited due to employee turnover. The guidance on stock-compensation requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates in order to derive our best estimate of awards ultimately expected to vest. We estimate forfeitures based on historical experience related to our own stock-based awards granted. We anticipate that these estimates will be revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

If there are any modifications or cancellations under our existing plans, we may be required to accelerate, increase or cancel any remaining unearned stock-based compensation expense. To the extent that we grant additional equity securities to employees our stock-based compensation expense will increase by an incremental amount.

Recent Accounting Pronouncements

See Note 2 in the audited annual consolidated financial statements for the fiscal years ended April 30, 2012, 2013 and 2014 contained elsewhere in this Amended 10-K for a discussion of recent accounting pronouncements.

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Item 8. Financial statements and supplementary data

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of CHC Group Ltd.

We have audited the accompanying consolidated balance sheets of CHC Group Ltd. as of April 30, 2013 and 2014, and the related consolidated statements of operations, comprehensive loss, shareholders’ equity, and cash flows for each of the three years in the period ended April 30, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of CHC Group Ltd. at April 30, 2013 and 2014, and the consolidated results of its operations and its cash flows for each of the three years in the period ended April 30, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Vancouver, Canada

July 10, 2014, except Notes 25 and 26, as to which the date is September 15, 2014

36

CHC Group Ltd.

Consolidated Balance Sheets
(Expressed in thousands of United States dollars)

	April 30, 2013	April 30, 2014
Assets
Current assets:
Cash and cash equivalents	$123,801	$302,522
Receivables, net of allowance for doubtful accounts of $4.3 million and $2.3 million, respectively (notes 3 and 10)	317,302	292,339
Income taxes receivable	25,871	28,172
Deferred income tax assets (note 15)	49	60
Inventories (note 9)	105,794	130,891
Prepaid expenses	22,219	27,683
Other assets (note 11)	56,083	49,209
	651,119	830,876
Property and equipment, net (note 4)	1,075,254	1,050,759
Investments (note 8)	26,896	31,351
Intangible assets (note 6)	197,810	177,863
Goodwill (note 7)	430,462	432,376
Restricted cash	29,639	31,566
Other assets (note 11)	439,789	519,306
Deferred income tax assets (note 15)	10,752	3,381
Assets held for sale (note 5)	32,047	26,849
	$2,893,768	$3,104,327
Liabilities and Shareholders’ Equity
Current liabilities:
Payables and accruals	$420,406	$355,341
Deferred revenue	27,652	30,436
Income taxes payable	48,073	41,975
Deferred income tax liabilities (note 15)	618	98
Current facility secured by accounts receivable (note 3)	53,512	62,596
Other liabilities (note 12)	47,791	55,170
Current portion of long-term debt obligations (note 13)	2,138	4,107
	600,190	549,723
Long-term debt obligations (note 13)	1,475,087	1,546,155
Deferred revenue	55,990	81,485
Other liabilities (note 12)	246,455	287,385
Deferred income tax liabilities (note 15)	10,627	10,665
Total liabilities	2,388,349	2,475,413
Redeemable non-controlling interests (note 3)	(8,262)	(22,578)
Capital stock: Par value $0.0001 (note 16):
Authorized: 2,000,000,000
Issued: 46,519,484 and 80,519,484	5	8
Additional paid-in capital (notes 16 and 17)	1,696,066	2,039,371
Deficit	(1,092,555)	(1,265,103)
Accumulated other comprehensive loss	(89,835)	(122,784)
	513,681	651,492
	$2,893,768	$3,104,327

See accompanying notes to consolidated financial statements.

See table in Note 3(a)(i) for certain amounts included in the Consolidated Balance Sheets related to variable interest entities.

37

CHC Group Ltd.

Consolidated Statements of Operations
(Expressed in thousands of United States dollars)

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Revenue	$1,692,539	$1,743,847	$1,764,979
Operating expenses:
Direct costs	(1,382,425)	(1,391,837)	(1,460,037)
Earnings from equity accounted investees	2,844	4,718	7,240
General and administration costs	(70,108)	(74,113)	(95,087)
Depreciation	(112,967)	(131,926)	(144,573)
Restructuring costs	(22,511)	(10,976)	—
Asset impairments (notes 4, 5, 6 and 11)	(17,651)	(29,981)	(25,933)
Gain (loss) on disposal of assets	8,169	(15,483)	(6,631)
	(1,594,649)	(1,649,598)	(1,725,021)
Operating income	97,890	94,249	39,958
Interest on long-term debt	(116,578)	(127,199)	(153,222)
Foreign exchange gain (loss)	1,819	(11,383)	(6,028)
Other financing charges (note 14)	(15,019)	(18,729)	(23,253)
Loss from continuing operations before income tax	(31,888)	(63,062)	(142,545)
Income tax expense (note 15)	(48,225)	(54,452)	(28,374)
Loss from continuing operations	(80,113)	(117,514)	(170,919)
Earnings (loss) from discontinued operations, net of tax (note 5)	(16,107)	1,025	—
Net loss	$(96,220)	$(116,489)	$(170,919)
Net earnings (loss) attributable to:
Controlling interest	$(108,642)	$(119,436)	$(172,548)
Non-controlling interests	12,422	2,947	1,629
Net loss	$(96,220)	$(116,489)	$(170,919)
Net loss per ordinary share attributable to controlling interest – basic and diluted (note 16):
Continuing operations	$(2.05)	$(2.59)	$(3.09)
Discontinued operations	$(0.35)	$0.02	$—
Net loss per ordinary share	$(2.40)	$(2.57)	$(3.09)

See accompanying notes to consolidated financial statements.

38

CHC Group Ltd.

Consolidated Statements of Comprehensive Loss
(Expressed in thousands of United States dollars)

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Net loss	$(96,220)	$(116,489)	$(170,919)
Other comprehensive loss:
Net foreign currency translation adjustments	(62,757)	(3,958)	(18,209)
Net change in defined benefit pension plan, net of income tax of $6.0 million, $(0.5) million and $nil million	(25,437)	(36,996)	(32,206)
Net change in cash flow hedges	(2,437)	(169)	—
Comprehensive loss	$(186,851)	$(157,612)	$(221,334)
Comprehensive loss attributable to:
Controlling interest	$(185,439)	$(147,675)	$(205,497)
Non-controlling interests	(1,412)	(9,937)	(15,837)
Comprehensive loss	$(186,851)	$(157,612)	$(221,334)

See accompanying notes to consolidated financial statements.

39

CHC Group Ltd.

Consolidated Statements of Cash Flows
(Expressed in thousands of United States dollars)

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Cash provided by (used in):
Operating activities:
Net loss	$(96,220)	$(116,489)	$(170,919)
Earnings (loss) from discontinued operations, net of tax	(16,107)	1,025	—
Loss from continuing operations	(80,113)	(117,514)	(170,919)
Adjustments to reconcile net loss to cash flows provided by (used in) operating activities:
Depreciation	112,967	131,926	144,573
Loss (gain) on disposal of assets	(8,169)	15,483	6,631
Asset impairments	17,651	29,981	25,933
Earnings from equity accounted investees less dividends received	(1,710)	(2,669)	(3,930)
Deferred income taxes	32,172	20,586	6,705
Non-cash stock-based compensation expense (note 17)	735	446	25,504
Amortization of unfavorable contract credits	(11,548)	(2,842)	—
Amortization of lease related fixed interest rate obligations	(3,265)	(2,803)	(1,226)
Amortization of long-term debt and lease deferred financing costs and debt extinguishment	8,813	9,952	20,438
Non-cash accrued interest income on funded residual value guarantees	(7,358)	(6,990)	(6,085)
Mark to market loss on derivative instruments	5,380	405	3,648
Non-cash defined benefit pension expense (income) (note 18)	15,573	7,398	(879)
Defined benefit contributions and benefits paid	(44,480)	(46,673)	(44,980)
Unrealized loss (gain) on foreign currency exchange translation	(1,965)	6,290	7,213
Increase to deferred lease financing costs	(6,981)	(4,076)	(6,845)
Other	10,675	9,765	3,811
Increase (decrease) in cash resulting from changes in operating assets and liabilities (note 20)	(21,649)	(47,462)	2,737
Cash provided by operating activities	16,728	1,203	12,329

40

CHC Group Ltd.

Consolidated Statements of Cash Flows (continued)
(Expressed in thousands of United States dollars)

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Financing activities:
Sold interest in accounts receivable, net of collections	$27,203	$7,262	$8,122
Net proceeds from issuance of capital stock	100,000	—	317,804
Proceeds from issuance of senior secured notes	—	202,000	—
Proceeds from issuance of senior unsecured notes	—	—	300,000
Long-term debt proceeds	867,853	1,168,745	760,000
Long-term debt repayments	(786,808)	(1,178,035)	(889,527)
Redemption of senior secured notes	—	—	(133,900)
Increase in deferred financing costs	(1,033)	(3,971)	(14,296)
Related party loans (note 22 (c))	—	25,000	(25,148)
Cash provided by financing activities	207,215	221,001	323,055
Investing activities:
Property and equipment additions	(376,624)	(427,879)	(646,753)
Proceeds from disposal of property and equipment	218,259	353,341	618,282
Helicopter deposits net of lease inception refunds	(47,307)	(71,675)	(112,469)
Restricted cash	(13,135)	(5,753)	297
Cash used in investing activities	(218,807)	(151,966)	(140,643)
Cash provided by continuing operations	5,136	70,238	194,741
Cash flows provided by (used in) discontinued operations:
Cash flows provided by operating activities	2,240	1,025	—
Cash flows used in financing activities	(2,240)	(1,025)	—
Cash provided by (used in) discontinued operations	—	—	—
Effect of exchange rate changes on cash and cash equivalents	(18,517)	(2,076)	(16,020)
Change in cash and cash equivalents during the year	(13,381)	68,162	178,721
Cash and cash equivalents, beginning of year	69,020	55,639	123,801
Cash and cash equivalents, end of year	$55,639	$123,801	$302,522

See accompanying notes to consolidated financial statements.

41

CHC Group Ltd.

Consolidated Statements of Shareholders’ Equity (note 16)
(Expressed in thousands of United States dollars)

	Capital stock	Additional paid- in capital	Deficit	Accumulated other comprehensive loss	Total shareholders’ equity	Redeemable non- controlling interests
April 30, 2011	$5	$1,594,885	$(864,477)	$15,201	$745,614	$3,087
Issuance of capital stock (note 16)	—	100,000	—	—	100,000	—
Net change in cash flow hedges	—	—	—	(2,437)	(2,437)	—
Foreign currency translation	—	—	—	(60,608)	(60,608)	(2,149)
Stock-based compensation expense (note 17)	—	735	—	—	735	—
Defined benefit plan, net of income tax expense of $6.0 million	—	—	—	(13,752)	(13,752)	(11,685)
Net earnings (loss)	—	—	(108,642)	—	(108,642)	12,422
April 30, 2012	5	1,695,620	(973,119)	(61,596)	660,910	1,675
Net change in cash flow hedges	—	—	—	(169)	(169)	—
Foreign currency translation	—	—	—	(3,824)	(3,824)	(134)
Stock-based compensation expense (note 17)	—	446	—	—	446	—
Defined benefit plan, net of income tax benefit of $(0.5) million	—	—	—	(24,246)	(24,246)	(12,750)
Net earnings (loss)	—	—	(119,436)	—	(119,436)	2,947
April 30, 2013	5	1,696,066	(1,092,555)	(89,835)	513,681	(8,262)
Issuance of capital stock (note 16)	3	317,801	—	—	317,804	—
Capital contribution by shareholder (note 3)	—	—	—	—	—	1,521
Foreign currency translation	—	—	—	(14,428)	(14,428)	(3,781)
Stock-based compensation expense (note 17)	—	25,504	—	—	25,504	—
Defined benefit plan, net of income tax benefit of $nil million	—	—	—	(18,521)	(18,521)	(13,685)
Net earnings (loss)	—	—	(172,548)	—	(172,548)	1,629
April 30, 2014	$8	$2,039,371	$(1,265,103)	$(122,784)	$651,492	$(22,578)

See accompanying notes to consolidated financial statements.

42

CHC Group Ltd.

Notes to Consolidated Financial Statements
(Tabular amounts expressed in thousands of United States dollars unless otherwise noted, except capital stock amounts)

1. Operations:

On January 16, 2014, we completed our initial public offering (“IPO”) and on January 17, 2014, we began trading our ordinary shares of capital stock on the New York Stock Exchange under the symbol “HELI” after the issuance and sale of an additional 31,000,000 ordinary shares of our capital stock at a price of $10.00 per share (note 16).

These consolidated financial statements include the results of CHC Group Ltd. and its subsidiaries (the “Company”, “we”, “us” or “our”) for the three years ended April 30, 2014.

CHC Group Ltd. (formerly known as FR Horizon Holding (Cayman) Inc.) was incorporated on July 3, 2008 under the laws of the Cayman Islands.

We are a leading provider of helicopter transportation services to the global oil and gas industry with major units in Norway, the Netherlands, the United Kingdom, Africa, Australia, Canada and Brazil. Our principal activities are: helicopter transportation services and maintenance, repair and overhaul (“MRO”).

2. Significant accounting policies:

(a) Basis of presentation:

These consolidated financial statements have been prepared according to United States Generally Accepted Accounting Principles (“US GAAP”).

(b) Critical accounting estimates and assumptions:

The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Areas where significant estimates and assumptions have been made include: classification of helicopter operating leases, consolidation of variable interest entities, property and equipment, goodwill and intangible asset impairment, pension benefits, contingent liabilities, income taxes and stock-based compensation.

Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. As the estimation process is inherently uncertain, actual future outcomes could differ from present estimates and assumptions, potentially having material future effects on our financial statements. Any change would be accounted for in the period in which it occurs.

(c) Principles of consolidation:

These consolidated financial statements include the accounts of CHC Group Ltd. and those entities that we have the ability to control through voting or other rights. Investments in entities in which we have a majority voting interest and entities that are Variable Interest Entities (“VIEs”) of which we are the primary beneficiary are consolidated. The equity method of accounting is applied for investments if we have the ability to exercise significant influence over an entity that (i) is not a variable interest entity or (ii) is a variable interest entity, but we are not deemed to be the primary beneficiary.

(d) Functional and presentation currency:

Items included in the financial statements of each consolidated entity are measured using the currency of the primary economic environment in which the entity operates (the “functional currency”). The consolidated financial statements are presented in

43

US dollars, which is the functional currency of CHC Group Limited. Significant subsidiaries have functional currencies of Pound Sterling (“£”), Norwegian Kroner (“NOK”), Australian dollars (“AUD”) and Euros (“€”).

(i) Transactions and balances:

Foreign currency transactions are translated into the functional currency using the average rate in effect during the reporting period. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in other than an entity’s functional currency are recognized in the statement of operations.

(ii) Consolidated companies:

The results and financial position of all the consolidated entities (none of which has the currency of a hyper-inflationary economy) that have a functional currency different from the presentation currency are translated into the presentation currency as follows:

•   assets and liabilities are translated at the closing rate at the date of each balance sheet;

•   income and expenses are translated at average exchange rates in effect during the reporting period; and

•   exchange gains or losses arising on consolidation are deferred in accumulated other comprehensive income (loss) until complete or substantially complete liquidation of our investment in the foreign subsidiary.

The currencies which most influence these translations and the relevant exchange rates were:

	2012	2013	2014
Average rates:
£/US $	1.592488	1.573735	1.603279
CAD/US $	1.004218	0.996413	0.943245
NOK/US $	0.177044	0.172977	0.166484
AUD/US $	1.042780	1.031586	0.923832
€/US $	1.366640	1.286369	1.347860
Period end rates, April 30:
£/US $	1.622622	1.554011	1.688236
CAD/US $	1.011736	0.992851	0.912659
NOK/US $	0.174524	0.173352	0.168112
AUD/US $	1.041076	1.037033	0.928083
€/US $	1.322845	1.317017	1.386876

(e) Revenue:

We recognize revenue when there is persuasive evidence of an arrangement; the services or products have been performed or delivered to the customer; the sales price is fixed or determinable; and collection is reasonably assured.

(i) Helicopter flying services:

The majority of customer contracts earn revenues based on hourly flight rates, fixed monthly charges or a combination of both. Revenue related to flying services that are billed hourly is recognized as hours are flown. Fixed monthly charges are recognized monthly over the term of the contract. Certain contracts provide for mobilization revenue, which is the advance billing for the delivery of a helicopter to a specific location and the setup of the helicopter and personnel prior to commencement of flying services under the contract. Mobilization revenue does not qualify as a separate unit of accounting; accordingly, it is deferred and recognized as flying services are provided under the contract. Related direct and incremental mobilization costs are deferred and amortized over the term of the contract.

Costs that are reimbursed by the customer as stipulated within certain customer contracts (such as fuel, landing fees and other costs) are recognized as revenue when reimbursable costs are incurred by us and amounts become owing from the customer.

Customer contracts are for varying periods and may permit the customer to cancel the contract before the end of the term.

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(ii) Heli-One (Maintenance and repair and overhaul):

We enter into long-term Power by Hour (“PBH”) contracts with third-party customers to provide maintenance and repair and overhaul (“MRO”) services on customer owned engines and components. Under these contracts, customers pay us a fixed fee per hour flown and we provide MRO services for the customer’s engines and components over the specific term of the contract. These MRO contracts contain multiple deliverables that include predetermined major component overhauls at specific intervals based on hours flown and ongoing routine maintenance on major and non-major components. Each deliverable is treated as a separate unit of accounting as each deliverable has value to the customer on a stand-alone basis.

In October 2009, the Financial Accounting Standards Board (“FASB”) issued new guidance on multiple deliverables in revenue arrangements, which was adopted by us on May 1, 2011 for new revenue arrangements entered into or materially modified after this date. This update provides guidance on whether multiple deliverables exist, how the deliverables should be separated and how the consideration should be allocated to one or more units of accounting and establishes a selling price hierarchy for determining the selling price of a deliverable. The selling price used for each deliverable is based on: vendor-specific objective evidence, if available; third-party evidence if vendor-specific objective evidence is not available; or estimated selling price if neither vendor-specific or third-party evidence is available.

For contracts entered into or materially modified after May 1, 2011, the relative-selling-price method has been used to allocate the consideration to the two contract deliverables. Under this method, the selling price of the scheduled major overhaul has been determined based on the price charged for an overhaul when it is sold separately by us and the selling price for the ongoing routine maintenance has been determined using the best estimate of selling price. On the adoption of this standard, there was no significant impact on the financial position, cash flows or results of operations.

For contracts entered into before May 1, 2011, the residual method has been used to allocate the fair value of these deliverables because we do not have objective reliable evidence of the fair value of the ongoing routine maintenance. Under this method, the amount of consideration allocated to the delivered item equals the total consideration less the fair value of the undelivered item. Adoption of the new guidance required us to discontinue use of the residual value method for new or materially modified contracts.

Customers are usually invoiced in advance for MRO services performed under PBH contracts, with a portion of this revenue recognized on a monthly basis as hours are flown by the customer to reflect ongoing routine maintenance services provided. The balance is recognized as the scheduled major component overhauls are completed.

For other long-term maintenance contracts, revenue is recognized based on the completed contract method. Costs incurred for in progress contracts are classified as work in progress in the inventories line item of the consolidated balance sheets.

(f) Accounts receivable:

Trade and other receivables are stated at net realizable value. We maintain an allowance for doubtful accounts against our trade receivables for estimated losses that may arise if our customers are unable to make required payments. Management specifically analyzes the age of outstanding customer balances, historical bad debts, customer credit worthiness, payment history and other factors when making estimates of the collectibility of our receivables. When all or part of a trade receivable is known not to be collectible, the trade receivable and related allowance are written off. Amounts subsequently recovered from trade receivables previously considered not collectible and written off are recorded in net loss as an expense recovery in the period that the cash is collected.

(g) Transfer of receivables:

We sell pools of our trade receivables, or beneficial interests therein, to a single seller special purpose entity (“SPE”) to fund our operations. The transfer of receivables is accounted for as a sale when the criteria for sale accounting are met.

(h) Cash and cash equivalents:

Cash and cash equivalents consist of cash on hand with banks and investments in money market instruments with maturities of less than 90 days that are readily convertible to known amounts of cash.

45

(i) Restricted cash:

We have restricted cash that is retained to fund required claims reserves and bid bonds for our reinsurance subsidiary and deposits held as security for guarantees and an agreement to reduce the concentration of the lease portfolio of one of our lessors. In addition, cash that can only be used to support the securitization of transferred receivables and other purposes has been classified as restricted.

(j) Inventories:

Inventories comprised of consumable parts and supplies, are measured at the lower of the weighted average acquisition cost or market value, and are charged to direct costs when used in operations. The cost of acquisition is the price paid to the manufacturer or supplier including an allocation for freight charges. We record provisions to reduce inventories to the lower of cost or market value, to reflect changes in economic factors that impact inventory value or reflect present intentions for the use of slow moving and obsolete supplies inventory.

(k) Property and equipment:

Property and equipment includes flying assets, facilities and equipment, which are initially recorded at cost, including capitalized interest, and are amortized over their estimated useful lives under the methods described below to their residual values.

Long-lived assets that have been classified as held for sale are measured at the lower of their carrying amount or fair value less costs to sell and are not amortized once they are classified as held for sale.

(i) Flying assets:

Helicopters and major components are recorded at cost and are depreciated on a straight-line basis over their estimated useful life of 10-25 years, with the residual value used in the calculation of depreciation being 50%. Blades are recorded at cost and are depreciated on a straight-line basis over their estimated useful life of 25 years. The cost of major airframe inspections as required by the manufacturer and aviation regulatory authorities and modifications that are considered betterments and improvements for both owned and leased helicopters are capitalized. The major airframe inspections are amortized on a straight-line basis over the period to the estimated date of the next inspection. The modifications are amortized over the lower of the estimated useful life of the modification or the helicopter lease term.

The residual value and useful lives of our helicopters are reviewed when there are indicators that a change in estimate may be necessary. In the year ended April 30, 2013, as part our fleet plan review, we identified certain helicopter types that we anticipate exiting once they have completed their flying obligations on current and potential future contracts. We completed an impairment test for these helicopters and recorded an impairment of our assets held for use. We also completed a depreciation review for these helicopters and certain other helicopters. As a result of the depreciation review we reduced the remaining useful lives and residual values of certain helicopter types. The decrease in the estimated useful life and change in residual value was accounted for as a change in estimate and resulted in an increase to depreciation of $11.3 million and a decrease in property and equipment in the year ended April 30, 2013 respectively.

Rotable and repairable assets are recorded at cost and are amortized on a pooled basis to their estimated residual value on a 20% declining balance basis. When components are retired or otherwise disposed of in the ordinary course of business, their original cost, net of salvage or sale proceeds, is charged to accumulated depreciation.

Maintenance and repairs for owned and leased major components, spares and rotable and repairable parts are charged to direct costs as incurred.

(ii) Facilities and equipment:

Facilities are composed of hangars, heliports and other buildings housing base operations and administrative support. Equipment includes repair and overhaul, manufacturing and base equipment and vehicles. Such facilities and equipment are recorded at cost and are amortized to their estimated residual value on a straight-line basis at 5% and 20%, respectively. Leasehold improvements associated with leased facilities and equipment are capitalized and amortized on a straight-line basis over the shorter of their estimated useful life and respective lease term.

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(l) Impairment of long-lived assets:

Long-lived assets, comprised of property and equipment and intangibles subject to amortization, are assessed for impairment whenever events or circumstances indicate that their carrying value may not be recoverable. For the purpose of impairment testing, long-lived assets are grouped and tested for recoverability at the lowest level that generates independent cash flows from another asset group. In testing the recoverability of the assets, the carrying value of the assets or asset groups is compared to the future projected undiscounted cash flows. The cash flows are based on management’s expectations of future revenues and expenses including costs to maintain the assets over their respective service lives. An impairment loss is recognized as the excess of the carrying value over the fair value when an asset or asset group is not recoverable. Fair value is based on valuation techniques or third-party appraisals. Significant estimates and judgments are applied in determining these cash flows and fair values.

The recoverability of goodwill and indefinite life intangible assets is assessed on an annual basis or more frequently if events or circumstances indicate that the carrying value may not be recoverable. In accordance with GAAP, we perform interim impairment testing should circumstances requiring it arise.

Goodwill is assessed for impairment at the reporting unit level. The fair value of a reporting unit is compared with its carrying amount, including goodwill. Significant estimates are applied in determining fair value, which include the discount rate that is applied to management’s estimate of expected cash flows and assumptions about the future revenue, expenses and costs incurred to maintain the assets over their respective service lives.

If the carrying amount of a reporting unit exceeds its fair value, then implied fair value of the reporting unit’s goodwill is calculated. An impairment loss, if any, is recognized equal to the amount that the carrying value of the reporting unit’s goodwill exceeds its implied fair value.

(m) Leases:

(i) Lease classification:

When we assume substantially all the risks and rewards of ownership in a lease it is classified as a capital lease. Upon initial recognition the leased asset is measured at an amount equal to the lower of its fair value and the present value of the minimum lease payments. Subsequent to initial recognition, the asset is accounted for in accordance with the accounting policy applicable to that asset. Minimum lease payments made under capital leases are apportioned between interest expense and the reduction of the outstanding liability. The interest expense is allocated to each period during the lease term to produce a constant periodic rate of interest on the remaining balance of the liability. Other leases are classified as operating leases and are not recognized in our consolidated balance sheets. Payments made under operating leases are recognized in direct costs on a straight-line basis over the term of the lease. Contingent lease payments are accounted for in the period when it becomes probable they will be incurred. Direct costs of arranging lease financing are deferred and amortized straight-line over the term of the lease.

(ii) Residual value guarantees:

At the inception of an operating lease where we have guaranteed a portion of the helicopter residual values at the end of the lease term, a liability is recognized with a corresponding prepaid rent asset that represents the fair value of the guaranteed helicopter residual. The prepaid rent asset is amortized on a straight-line basis to net loss over the lease term of the related asset and the liability is settled at the end of the lease term. On an ongoing basis an assessment is performed to determine the portion of the residual value guarantees that the company will be liable for and to ensure the appropriate liability has been recorded.

(iii) Embedded equity in lease contracts:

We recognized intangible assets on the date of our acquisition of CHC Helicopter Corporation on September 16, 2008, which represents the excess of the market prices on the date of acquisition to the fixed lease buyout prices under certain helicopter operating leases. The recoverability of these assets is dependent on helicopter values which are impacted by market conditions including demand for certain helicopter types and changes in technology arising from the introduction of newer, more efficient helicopters. Embedded equity is not amortized but is tested for impairment on an ongoing basis. In the event that a purchase option is exercised, the embedded equity is added to the carrying value of the purchased asset. Embedded equity that is not realized at the end of a helicopter operating lease is recognized as an expense in the statement of operations.

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(iv) Lessee involvement in assets under construction:

Where we provide guarantees to lessors in respect of novated helicopter purchase contracts we are required to record assets under construction and corresponding obligations as prescribed by US GAAP. Once a helicopter is delivered under these agreements, a sale-leaseback transaction will occur as we enter into an operating lease with the lessor. Upon entering an operating lease, the assets under construction and corresponding liability are removed from the balance sheet.

(n) Income taxes:

We follow the asset and liability method of accounting for income taxes. Under this method, deferred income tax assets and liabilities are determined based on temporary differences between the tax basis and accounting basis of the assets and liabilities measured using tax rates enacted at the balance sheet date. We generally believe that the positions taken on previously filed income tax returns are more likely than not to be sustained by the taxation authorities. We have recorded income tax and related interest liabilities where we believe our position may not be sustained or where the full income tax benefit will not be recognized. Interest and penalties are classified as other financing charges in the statement of operations.

We have assessed the realization of the deferred income tax asset (net of allowance) related to income tax losses as more likely than not. This determination was based on assumptions regarding the reversal of existing deferred tax liabilities and future earnings levels in the subsidiaries with accumulated losses, and an ability to implement tax planning measures. If, in the future, it is determined that it is more likely than not that all or part of the deferred tax asset will not be realized, a charge will be made to earnings in the period when such determination is made.

(o) Employee benefits:

(i) Pension costs and obligations:

We maintain defined contribution and defined benefit pension plans for substantially all of our employees. The cost of defined benefit plans is determined based on independent annual actuarial valuations performed using the projected benefit method prorated on services and management’s estimate of expected plan asset performance, salary escalation and various other factors including expected health care costs, mortality rates, terminations and retirement ages. The excess of unrecognized net actuarial gains and losses over 10% of the greater of the benefit obligation and the fair value of plan assets is amortized over the average remaining service life of the plan participants. When an event giving rise to a settlement and a curtailment occurs, the curtailment is accounted for prior to the settlement. The funded status of defined benefit pension plans and other post-retirement benefit plans is recognized on the balance sheet, with a corresponding adjustment to accumulated other comprehensive income, net of tax.

Measuring our obligations under the plans and the related periodic pension expense involves significant estimates. These factors include assumptions about the rate at which the pension obligation is discounted, the expected long-term rate of return on plan assets, the rate of future compensation increases and mortality rates. Differing estimates may have a material impact on the amount of pension expense recorded and on the carrying value of prepaid pension costs and accrued pension obligations.

(ii) Stock-based compensation:

Stock-based compensation is measured at the grant date based on the estimated fair value of the awards granted. The related cost is recognized net of an estimated forfeiture rate. For performance based awards the compensation cost is recognized only for those options where it is probable that performance criteria will be met in the future. For awards which only have service conditions, the compensation cost is recognized on a straight-line basis over the requisite service period for the entire award. When an award is modified, the remaining unrecognized cost from the original award and any incremental compensation from the modification are recognized over the new requisite service period.

(p) Financial Instruments:

(i) Transaction costs:

Transaction costs related to long-term debt are capitalized and amortized over the expected life of the debt using the effective interest rate method. Transaction costs incurred in connection with securing revolving credit facilities are deferred and amortized on a straight-line basis over the terms of the related credit facilities to net loss. Deferred transaction costs are included in other assets in the consolidated balance sheets.

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(ii) Fair value measurement:

A three-level valuation hierarchy is used for fair value measurement. The hierarchy reflects the significance of the inputs used in making the fair value measurements, which is as follows:

Level 1 — quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 — inputs other than quoted prices included in Level 1 that are observable for the asset or liability.

Level 3 — inputs that are not based on observable market data.

(iii) Hedging and derivatives:

We enter into derivative contracts including foreign exchange forward contracts and interest swaps to manage our foreign exchange and interest rate risk. None of our derivative contracts are formally designated as hedges and are classified as held-for-trading and are recognized at fair value with the resulting gains and losses recognized in other financing charges within net loss.

Certain of our customer contracts are denominated in a currency that is other than the functional currency of the parties to the contract. This gives rise to embedded derivatives which are accounted for as derivative financial instruments. These are measured at fair value with resulting gains and losses recorded in the statement of operations as an other financing charge.

(q) Loss per ordinary share:

Basic loss per ordinary share is computed by dividing loss available to common stockholders by the weighted average number of shares of capital stock outstanding during the period. Diluted loss per ordinary share excludes options to purchase shares, restricted stock units and restricted stock awards, which were outstanding during the period but were anti-dilutive.

(r) Comparative figures:

Certain comparative figures have been reclassified to conform to the financial presentation adopted for the current year.

(s) Recent accounting pronouncements adopted in the year:

Reporting of amounts reclassified out of accumulated other comprehensive loss:

On May 1, 2013 we adopted the amendment to the disclosure requirements for amounts reclassified out of accumulated other comprehensive loss. Entities are required to separately provide information about the effects on net earnings (loss) of significant amounts reclassified out of each component of accumulated other comprehensive loss if those amounts all are required under other accounting pronouncements to be reclassified to net earnings (loss) in their entirety in the same reporting period. The amounts reclassified out of accumulated other comprehensive loss for defined benefit pension plans are included in the computation of net defined benefit pension plan expense (note 18). No other amounts are reclassified out of accumulated other comprehensive loss.

Annual indefinite-life intangible asset impairment testing:

On May 1, 2013 we adopted the amended accounting guidance on the annual indefinite-life intangible asset impairment testing to allow for the assessment of qualitative factors in determining if it is more likely than not that an asset might be impaired and whether it is necessary to perform the intangible asset impairment test required by the current accounting standards. This new guidance did not have a material impact on our consolidated financial statements.

Parent’s accounting for the cumulative translation adjustment upon derecognition of certain subsidiaries or groups of assets within a foreign entity or an investment in a foreign entity:

On February 1, 2014 we adopted the guidance that clarifies that when a parent reporting entity ceases to have a controlling financial interest in a subsidiary or group of assets that is a business within a foreign entity, the parent is required to release

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any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. This new guidance did not have an impact on our consolidated financial statements.

(t) Recent accounting pronouncements not yet adopted:

Income taxes:

In July 2013, the FASB issued accounting guidance on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax loss or tax credit carryforward exists. This guidance is effective for the annual financial statements for the year ending April 30, 2015. We are currently assessing the impact of this guidance on our consolidated financial statements.

Revenue recognition:

In May 2014, the FASB issued a comprehensive new revenue recognition standard which will supersede previous existing revenue recognition guidance. The standard creates a five-step model for revenue recognition to achieve the objective of recognizing revenue to depict the transfer of goods or services to a customer at an amount that reflects the consideration it expects to receive in exchange for those goods or services. The five-step model includes (1) identifying the contract, (2) identifying the separate performance obligations in the contract, (3) determining the transaction price, (4) allocating the transaction price to the separate performance obligations and (5) recognizing revenue when each performance obligation has been satisfied. The standard also requires expanded disclosures surrounding revenue recognition. The standard is effective for fiscal periods beginning after December 15, 2016 and early adoption is not permitted. Accordingly, the Company will adopt the standard on May 1, 2017. Companies are allowed to use either full retrospective or modified retrospective adoption. We are currently evaluating which transition approach to use and the impact of the adoption of this standard on our consolidated financial statements.

3. Variable interest entities:

(a) VIEs of which the Company is the primary beneficiary:

(i) Local ownership VIEs:

Certain areas of operations are subject to local governmental regulations that may limit foreign ownership of aviation companies. Accordingly, operations in certain jurisdictions may require the establishment of local ownership entities that are considered to be VIEs. The nature of our involvement with consolidated local ownership entities is as follows:

EEA Helicopters Operations B.V. (“EHOB”)

EHOB is incorporated in the Netherlands and through its wholly-owned subsidiaries in Norway, Denmark, the Netherlands, the United Kingdom and Ireland provides helicopter flying services to customers in Europe.

We own 49.9% of the common shares (9,896,085 Class B shares) of EHOB, with the remaining 50.1% of the common shares (9,935,750 Class A shares) held by a European investor. The Management Board of EHOB is comprised of one director nominated by the Class B shareholders and three directors nominated by the Class A shareholder.

We also own 7,000,000 par value 1 Euro Profit Certificates in EHOB. Through our ownership of the Profit Certificates, we are entitled to a cumulative annual dividend equal to 30% of the issue price of each Profit Certificate (equivalent to a cumulative annual dividend of €2.1 million) for the first 7 years after issuance and thereafter, a cumulative annual dividend equal to 5% of the issue price of each Profit Certificate (equivalent to a cumulative annual dividend of €0.35 million), subject to Board approval and the availability of cash and further subject to any and all restrictions applicable under Dutch law.

We also hold a call option over the Class A shareholder’s stock in EHOB and have granted a put option to the Class A shareholder which entitles the Class A shareholder to put its shares back to us. Both the put and call are exercisable in certain circumstances including: liquidation, events of default, and if the Company makes a public offering of its shares resulting in

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change in control. The Class A shareholder also holds a call option over our Class B shares which is exercisable only in the event of bankruptcy.

We have determined that the activities that most significantly impact the economic performance of EHOB are: servicing existing flying services contracts and entering into new contracts, safety and training, and maintenance of helicopters. Through agreement with EHOB, we have the right to enter directly into new flying services contracts and require that EHOB act as the subcontractor for provision of those services. EHOB’s fleet of helicopters is leased entirely from us and the lease agreements require that all aircraft maintenance be provided by us. The shareholders’ agreement requires EHOB to ensure safety standards meet minimums set by us.

As a result of consolidating EHOB, the Company has recorded a non-controlling interest relating to the 50.1% Class A shareholder’s interest in the net assets of EHOB. As at April 30, 2013, the redeemable non-controlling interest is a loss of $8.3 million and as at April 30, 2014 the redeemable non-controlling interest is a loss of $24.1 million. Because of the terms of the put and call arrangements with the European investor, the non-controlling interest is considered redeemable and is classified outside of equity.

BHH — Brazilian Helicopter Holdings S.A. (“BHH”)

BHH holds an investment in the common shares of its wholly owned subsidiary, BHS — Brazilian Helicopter Services Taxi Aereo S.A. (“BHS”). BHS provides helicopter flying services to customers in Brazil.

We have a 60% interest in BHH, comprised of 100% of the non-voting preferred shares and 20% of the ordinary voting shares. The remaining equity interest comprised of 80% of the ordinary voting shares is held by a Brazilian investor, whose investment was financed by us and is therefore considered to be a related party.

We have entered into a put/call arrangement which gives us the right to purchase the BHH shares held by the Brazilian investor and the Brazilian investor the right to put its shares to us at any time and for any reason. The put/call price is the greater of the book value of the shares and the original capital contribution plus 2% per annum. The guaranteed return due to the Brazilian investor has been recorded as a redeemable non-controlling interest.

We have entered into a shareholders’ agreement with the Brazilian Investor, which requires unanimous shareholder consent for important business decisions.

CHC Helicopters Canada Inc (“CHC Canada”)

CHC Canada provides helicopter flying services to customers in Canada.

We own 200,000 Class A Common Shares (25%) and 200,000 (100%) Class B Non-voting Preferred Shares of CHC Canada, with the remaining 600,000 (75%) of the Class A Common Shares held by a Canadian Investor. The Board of CHC Canada is comprised of one director nominated by us and two directors nominated by the Canadian Investor.

We have entered into an arrangement which allows the Canadian Investor to put its shares back to us at any time for any reason. We have also entered into a call arrangement which allows us or the Canadian Investor to elect to purchase the other party’s shares. The calls are exercisable in certain circumstances including: liquidation, events of default, and if the Company makes a public offering of its shares resulting in change of control. The price on the put and the call arrangement is the higher of the book value of the shares and the original capital contribution plus 6% per annum. The guaranteed return due to the Canadian investor has been recorded as a redeemable non-controlling interest.

We have entered into a shareholder’s agreement with the Canadian Investor, which requires unanimous shareholder consent for CHC Canada to enter into any material contracts.

Atlantic Aviation Limited and Atlantic Aviation FZE (collectively “Atlantic Aviation”)

On October 22, 2012, the Company and a Nigerian company (“Nigerian Company”) finalized an agreement to provide helicopter flying services to customers in Nigeria through Atlantic Aviation.

We have no equity ownership interest in Atlantic Aviation as 100% of the share capital of Atlantic Aviation is held by the Nigerian Company.

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The Nigerian Company’s risks and rewards are not representative of its equity interest as it is only entitled to management fees for the first four years of the agreement. In the fifth year the Nigerian Company can opt to receive 40% of the profits or losses or continue with the existing arrangement. We continue to bear the risk for substantially all of the losses for the first four years of the arrangement.Under the terms of the agreement the Nigerian Company will not provide any additional funding to Atlantic Aviation as we are funding all start-up costs.

We have also entered into a put/call arrangement which gives us the right to purchase all of the Atlantic Aviation shares held by the Nigerian Company and the Nigerian Company the right to put its shares to us. The calls are exercisable in certain circumstances including: liquidation, events of default, and change of control of the Company or the Nigerian Company. The put is exercisable in the event the agreement is terminated with cause and the Nigerian Company does not continue the business of Atlantic Aviation. The price on the put/call arrangement is a multiple of the Nigerian Company’s share of the preceding 12 months of profits of Atlantic Aviation.

We have determined that the activities that most significantly impact the economic performance of Atlantic Aviation are: entering into flying contracts, safety and training, and maintenance of helicopters. Atlantic Aviation’s fleet of helicopters is leased entirely from us and the lease agreements require that all helicopter maintenance be provided by us. We have entered into various contracts with Atlantic Aviation to provide management, employees and technical services. The framework agreement requires Atlantic Aviation to ensure safety standards meet minimums set by us.

As a result of consolidating Atlantic Aviation, the Company has recorded a non-controlling interest relating to the Nigerian Company shareholder’s interest in the net assets of Atlantic Aviation. As at April 30, 2014, the redeemable non-controlling interest is $1.5 million. Because of the terms of the put and call arrangements with the Nigerian Company, the non-controlling interest is considered redeemable and is classified outside of equity.

Atlantic Aviation has a contingent credit with a third-party bank for up to $10.0 million to be able to issue bonds.

Other local ownership VIEs

We also have operations in several other countries that are conducted through entities with local ownership. We have consolidated these entities because the local owners do not have extensive knowledge of the aviation industry and defer to us in the overall management and operation of these entities.

Financial information of local ownership VIEs

All of the local ownership VIEs and their subsidiaries have the same purpose and are exposed to similar operational risks and are monitored on a similar basis by management. As such, the financial information reflected on the consolidated balance sheets and statements of operations for all local ownership VIEs has been presented in the aggregate below, including intercompany amounts with other consolidated entities:

	2013	2014
Cash and cash equivalents	$46,366	$61,272
Receivables, net of allowance	102,659	95,899
Other current assets	37,174	59,883
Goodwill	72,042	72,899
Other long-term assets	114,657	127,637
Total assets	$372,898	$417,590
Payables and accruals	$108,010	$115,686
Intercompany payables	230,792	305,843
Other current liabilities	37,069	36,111
Accrued pension obligations	74,268	67,410
Other long-term liabilities	54,252	67,398
Total liabilities	$504,391	$592,448

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	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Revenue	$993,959	$1,056,349	$1,088,044
Net loss	(3,589)	(24,844)	(14,687)

(ii) Accounts receivable securitization:

We enter into trade receivables securitization transactions to raise financing, through the sale of pools of receivables, or beneficial interests therein, to a VIE, Finacity Receivables — CHC 2009, LLC (“Finacity”). Finacity only buys receivables, or beneficial interests therein, from us. These transactions with Finacity satisfy the requirements for sales accounting treatment. Finacity is financed directly by a third-party entity, Viking Asset Purchaser 14 (“Viking”), which purchases undivided ownership interests in the receivables, or beneficial interests therein, acquired by Finacity from us.

We have determined that servicing decisions most significantly impact the economic performance of Finacity and as we have the power to make these decisions, we are the primary beneficiary of Finacity.

As a result of consolidation, intercompany receivables and payables between the Company and Finacity together with any gain/(loss) arising from the sales treatment of the securitization transactions have been eliminated. The securitized assets and associated liabilities are included in the consolidated financial statements. Cash and cash equivalent balances of Finacity are used only to support the securitizations of the receivables transferred, including the payment of related fees, costs and expenses. The receivables that have been included in securitizations are pledged as security for the benefit of Viking and are only available for payment of the debt or other obligations arising in the securitization transactions until the associated debt or other obligations are satisfied. The asset backed debt has been issued directly by Finacity.

The following table shows the assets and the associated liabilities related to our secured debt arrangements that are included in the consolidated financial statements:

	2013	2014
Restricted cash	$14,143	$7,339
Transferred receivables	77,473	83,022
Current facility secured by accounts receivable	53,512	62,596

(iii) Trinity Helicopters Limited:

As at April 30, 2014 we leased two helicopters from Trinity Helicopters Limited (“Trinity”), an entity considered to be a VIE. Prior to December 2011, Trinity was funded by an unrelated lender who was considered to be the primary beneficiary. In conjunction with our lease covenant negotiations, we agreed to purchase the helicopters off lease from the lender. Instead of outright purchasing the helicopters we loaned the lease termination sum to Trinity who used these funds to repay the financing from the unrelated lender and continued to lease the helicopters to us. The security interest in the helicopters was assigned to us.

We have been determined to be the primary beneficiary of the VIE and began consolidating this entity upon repayment of the previous lender. Prior to consolidation of this entity, the helicopter leases were recorded as capital leases.

(b) VIEs of which the Company is not the primary beneficiary:

(i) Local ownership VIEs:

Thai Aviation Services (“TAS”)

TAS provides helicopter flying services in Thailand. We have a 29.9% interest in the ordinary shares of TAS, with the remaining 70.1% owned by a group of Thai Investors who are considered to be related to each other. The Thai investors have the ability to call and we have the ability to put all shares owned by us to the Thai investors at fair value in the event of a dispute.

We have determined that the activities that most significantly impact the economic performance of TAS are: servicing existing flying services contracts and entering into new contracts, safety and training, maintenance of helicopters and other investment activities. The Thai investors have the ability to control the majority of these decisions through Board majority.

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The following table summarizes the amounts recorded for TAS in the consolidated balance sheet:

	April 30, 2013		April 30, 2014
	Carrying amounts	Maximum exposure to loss	Carrying amounts	Maximum exposure to loss
Accounts receivable	$2,662	$2,662	$4,962	$4,962
Equity method investment	18,119	18,119	21,548	21,548

As of April 30, 2012, 2013 and 2014 we leased 9 helicopters to TAS and provided crew, insurance, maintenance and base services. The total revenue earned from providing these services was $37.0 million, $43.2 million and $47.9 million for the years ended April 30, 2012, 2013 and 2014, respectively.

(ii) Leasing entities:

Related party lessors:

As at April 30, 2013 and 2014 we had operating lease agreements for the lease of 31 helicopters from individual related party entities considered to be VIEs. These transactions are carried out on an arm’s-length basis and are recorded at the exchange amounts. The total operating lease expense for these leases was $28.8 million, $47.9 million and $50.4 million for the years ended April 30, 2012, 2013 and 2014, respectively, with $4.5 million and $3.5 million outstanding in payables and accruals at April 30, 2013 and 2014, respectively. Accounts receivable of $5.1 million and $12.6 million are due from related party lessors as at April 30, 2013 and 2014, respectively.

The lessor VIEs are considered related parties because they are partially financed through equity contributions from entities that have also invested in the Company. We have determined that the activity that most significantly impacts the economic performance of the related party lessor VIEs is the remarketing of the helicopters at the end of the lease term. As we do not have the power to make remarketing decisions, we have determined that we are not the primary beneficiary of the lessor VIEs.

Other VIE lessors:

At April 30, 2013, we leased 22 helicopters from two different entities considered to be VIEs. As at April 30, 2014 we leased 59 helicopters from seven different entities considered to be VIEs. All 22 and 59 leases were considered to be operating leases as at April 30, 2013 and 2014, respectively.

We have determined that the activity that most significantly impacts the economic performance of the lessor VIEs is the remarketing of the helicopters at the end of the lease term. As we do not have the power to make remarketing decisions, we have determined that we are not the primary beneficiary of the lessor VIEs.

4. Property and equipment:

The cost and related accumulated depreciation of our flying assets, facilities and equipment are as follows:

	Property and equipment
	Flying Assets	Equipment	Facilities	Total
At April 30, 2013:
Cost	$1,156,243	$104,092	$131,681	$1,392,016
Accumulated depreciation	(237,698)	(41,669)	(37,395)	(316,762)
Net book value	$918,545	$62,423	$94,286	$1,075,254
At April 30, 2014:
Cost	$1,163,639	$125,991	$144,706	$1,434,336
Accumulated depreciation	(287,591)	(52,545)	(43,441)	(383,577)
Net book value	$876,048	$73,446	$101,265	$1,050,759

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The flying assets under capital lease included above are as follows:

	2013	2014
Flying assets under capital lease:
Cost	$31,912	$70,118
Accumulated depreciation	(2,949)	(1,443)
	$28,963	$68,675

Depreciation related to flying assets under capital lease totaled $2.5 million, $1.2 million and $1.8 million for the years ended April 30, 2012, 2013 and 2014, respectively.

Due to helicopters coming off contract, and with no plan to redeploy them within the business, we recorded impairment charges of $8.4 million and $5.5 million to write down the carrying value of nine helicopters and four helicopters held for use to their fair values for the years ending April 30, 2013 and 2014, respectively. These amounts are included in asset impairments on the consolidated statements of operations. This measurement is considered a level 2 measurement in the fair value hierarchy as the measurement of the fair value of the flying assets is based on helicopter values from third-party appraisals using market data.

5. Assets held for sale and discontinued operations:

(a) Assets held for sale:

We have classified certain assets such as helicopters and buildings as held for sale as these assets are ready for immediate sale and management expects these assets to be sold within one year.

	2013		2014
	# Helicopters		# Helicopters
Helicopters held for sale:
Book value, beginning of year	18	$79,293	14	$30,206
Classified as held for sale, net of impairment	11	7,454	15	28,461
Sales	(10)	(35,303)	(8)	(18,369)
Reclassified as held for use	(5)	(21,049)	(10)	(14,264)
Foreign exchange		(189)		(608)
Helicopters held for sale	14	30,206	11	25,426
Buildings held for sale	—	1,841	—	1,423
Total assets held for sale		$32,047		$26,849

The helicopters classified as held for sale are older technology helicopters that are being divested by us. The buildings classified as held for sale are the result of relocation of certain of our base operations. During the year ended April 30, 2014, there were nine helicopters that were reclassified to assets held for use as management determined that we would obtain a higher value from using these helicopters as parts within the business than selling them in the external market and one helicopter that was reclassified to assets held for use as management reviewed its fleet strategy and decided to redeploy this helicopter to flying operations.

During the years ended April 30, 2012, 2013 and 2014, we recorded impairment charges of $13.5 million, $12.2 million and $18.5 million to write down the carrying value of 17 helicopters and one building, 18 helicopters and 19 helicopters held for sale to their fair value less costs to sell, respectively. These amounts are included in asset impairments on the consolidated statements of operations. The fair value of assets held for sale is considered a level 2 measurement in the fair value hierarchy as the measurement is based on third-party appraisals using market data.

(b) Discontinued operations:

In fiscal 2011 we committed to a plan to sell our Composites business. In March, 2012, the Composites business was sold to a third-party for $750,000. There is no continuing involvement after the disposition. This has been classified as a discontinued operation in the consolidated statements of operations.

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	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Revenue	$6,063	$—	$—
Direct costs	(9,319)	1,025	—
Depreciation	(16)	—	—
Asset impairments	(12,608)	—	—
Loss on disposal	(210)	—	—
Operating income (loss)	(16,090)	1,025	—
Financing charges	(17)	—	—
Earnings (loss) from discontinued operations, net of tax	$(16,107)	$1,025	$—

6. Intangible assets:

	Definite life	Indefinite life
	Embedded equity in lease contracts	Trade names and trademarks	Safety manuals, AOCs and operating licenses	Total
Cost:
Balance, April 30, 2012	$137,778	$179,900	$3,941	$321,619
Embedded equity in lease contracts realized	(13,740)	—	—	(13,740)
New AOC	—	—	1,520	1,520
Foreign exchange	(124)	—	(11)	(135)
Balance, April 30, 2013	123,914	179,900	5,450	309,264
Embedded equity in lease contracts realized	(18,700)	—	—	(18,700)
Foreign exchange	(387)	—	19	(368)
April 30, 2014	$104,827	$179,900	$5,469	$290,196
Impairment losses:
Balance, April 30, 2012	(78,729)	(25,000)	—	(103,729)
Impairment loss	(7,725)	—	—	(7,725)
Balance, April 30, 2013	(86,454)	(25,000)	—	(111,454)
Impairment loss	(879)	—	—	(879)
April 30, 2014	$(87,333)	$(25,000)	$—	$(112,333)
Net book value:
April 30, 2013	$37,460	$154,900	$5,450	$197,810
April 30, 2014	17,494	154,900	5,469	177,863

Due to a decline in helicopter values, we recorded impairment charges of $4.2 million, $7.7 million and $0.9 million to write down a portion of our embedded equity to fair value for the years ending April 30, 2012, 2013 and 2014, respectively. These amounts are included in the asset impairments line in the consolidated statements of operations. This measurement is considered a level 2 measurement in the fair value hierarchy as the measurement of embedded equity is based on helicopter values from third-party appraisals using market data.

Embedded equity relates to the fair value of helicopter purchase options contained within leases on the date of our acquisition of CHC Helicopter Corporation. Embedded equity is not amortized, instead the embedded equity is added to the value of the purchased asset in the event that the lease purchase option is exercised, and is assessed for impairment on an ongoing basis.

7. Goodwill:

Balance, April 30, 2012	$433,811
Foreign currency translation	(3,349)
Balance, April 30, 2013	430,462
Foreign currency translation	1,914
Balance, April 30, 2014	$432,376

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There is no active market for our reporting units. The fair value of all reporting units has been determined based on discounted cash flows using financial budgets covering a five-year period.

8. Investments:

	Percentage ownership	2013	2014
Equity accounted investments:
TAS	29.9%	$18,119	$21,548
Luchthaven Den Helder C.V.	50%	8,501	9,079
Helideck Certification Agency	50%	275	723
		26,895	31,350
Other, at cost		1	1
Total		$26,896	$31,351

There is no quoted market value available for the investments accounted under the equity method.

Of our consolidated deficit, $5.9 million and $9.9 million relates to undistributed earnings of equity method investees as at April 30, 2013 and April 30, 2014, respectively. We received dividends from our equity accounted investments of $1.1 million, $2.0 million and $3.3 million for the years ended April 30, 2012, 2013 and 2014.

9. Inventories:

	2013	2014
Work-in-progress for long-term maintenance contracts under completed contract accounting	$3,661	$3,790
Consumables	111,862	136,036
Provision for obsolescence	(9,729)	(8,935)
	$105,794	$130,891

Direct costs include a $3.3 million write-down of inventories to the lower of cost or market value for the year ended April 30, 2012 and nil for the years ended April 30, 2013 and 2014.

10. Accounts receivable:

The allowance for doubtful accounts continuity schedule is as follows:

	2013	2014
Balance, beginning of the year	$(2,605)	$(4,303)
Additional allowances	(2,225)	(1,064)
Net write-offs and collections	527	3,052
Balance, end of the year	$(4,303)	$(2,315)

11. Other assets:

	2013	2014
Current:
Helicopter operating lease funded residual value guarantees(a)	$20,184	$6,845
Deferred financing costs	8,771	8,986
Mobilization costs	6,474	8,776
Residual value guarantee	6,278	4,007
Foreign currency embedded derivatives and forward contracts (note 19)	5,764	3,111
Prepaid helicopter rentals	3,465	4,874
Related party receivable (note 3(b)(ii))	5,147	12,610
	$56,083	$49,209

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	2013	2014
Non-current:
Helicopter operating lease funded residual value guarantees(a)	$196,497	$208,870
Helicopter deposits	67,347	99,372
Accrued pension asset (note 18)	49,562	45,816
Deferred financing costs	48,971	57,297
Mobilization costs	22,645	26,238
Residual value guarantee	15,047	15,695
Security deposits	10,903	34,923
Pension guarantee assets (note 18)	10,141	9,835
Prepaid helicopter rentals	9,940	16,327
Foreign currency embedded derivatives and forward contracts (note 19)	2,223	3,624
Other	6,513	1,309
	$439,789	$519,306

(a) Helicopter operating lease funded residual value guarantees:

The helicopter operating lease funded residual value guarantees includes amounts due from lessors on the financing of 96 helicopters and 69 helicopters under operating leases as at April 30, 2013 and 2014, respectively. Such guarantees bear interest at 0% to 10% for each of the years ended April 30, 2013 and 2014 with principal and accrued interest due at maturity. These guarantees mature between fiscal 2015 and 2022. We believe that the helicopters will realize a value upon sale at the end of the lease terms sufficient to recover the carrying value of these guarantees, including accrued interest. In the event that helicopter values decline such that we do not believe funded residual value guarantees are recoverable, an impairment is recorded. During the years ended April 30, 2012, 2013 and 2014, we recognized $7.4 million, $7.0 million and $6.1 million of interest income on these guarantees and $0.3 million of impairment recovery, $1.6 million of impairment losses and no impairment losses or recovery, respectively. The impairment losses (recoveries) are included in asset impairments on the consolidated statements of operations.

12. Other liabilities:

	2013	2014
Current:
Foreign currency embedded derivatives and foreign currency contracts (note 19)	$12,732	$16,057
Deferred gains on sale-leasebacks of helicopters	4,632	13,284
Residual value guarantees	944	524
Contract inducement(a)	792	802
Deferred helicopter proceeds	—	23,347
Related party loans (note 22(c))	25,000	—
Other	3,691	1,156
	$47,791	$55,170
Non-current:
Accrued pension obligations (note 18)	$137,259	$122,430
Deferred gains on sale-leasebacks of helicopters	34,616	93,756
Residual value guarantees	27,401	28,359
Foreign currency embedded derivatives and foreign currency contracts (note 19)	15,771	13,317
Insurance claims accrual(b)	11,192	11,809
Contract inducement(a)	9,247	8,590
Other	10,969	9,124
	$246,455	$287,385

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(a) Contract inducement:

We received an inducement to enter into a fifteen year Master Training Services Agreement (“MTSA”) with CAE Inc. (“CAE”) for the provision of training services to us on CAE’s worldwide network of simulators.

The inducement proceeds have been deferred in other liabilities and are recognized as a reduction in direct costs over the term of the MTSA as the amounts become non-refundable.

(b) Insurance claims accrual:

The insurance claims accrual relates solely to our reinsurance subsidiary, CHC Reinsurance S.A. The amount represents accruals for losses that have been reported, but not yet paid and accruals for losses that have been incurred, but not yet reported. The reinsurance subsidiary reinsures certain employee benefits, death and disability benefits, loss of license insurance and coverage not available in the commercial insurance market for the operations of the Company.

13. Long-term debt obligations:

	Principal Repayment terms	Facility maturity dates	2013	2014
Senior secured notes(a)	At maturity	October 2020	$1,287,303	$1,159,675
Senior unsecured notes(b)	At maturity	June 2021	—	300,000
Revolving credit facility(c):
US LIBOR plus a 4.5% margin	At maturity	January 2019	125,000	—
Other term loans:
Airbus Helicopters Loan – 2.50%	At maturity	December 2015	2,238	2,417
EDC-B.A. CDOR rate (6 month) plus a 0.8% margin	Semi-annually	June 2014	1,616	495
Capital lease obligations	Quarterly	October 2017 – September 2025	25,663	55,780
Boundary Bay financing – 6.93%(d)	Monthly	April 2035	35,405	31,895
Total long-term debt obligations			1,477,225	1,550,262
Less: current portion			(2,138)	(4,107)
Long-term debt obligations			$1,475,087	$1,546,155

(a) Senior secured notes:

One of our subsidiaries has issued $1.3 billion of senior secured notes (the “secured notes”) which are governed by an indenture. The secured notes bear interest at a rate of 9.25% with semi-annual interest payments on April 15 and October 15 and mature on October 15, 2020. On February 7, 2014, one of our subsidiaries redeemed $130.0 million of the secured notes at a redemption price of 103% of the principal plus paid accrued and unpaid interest of $3.7 million. A loss on extinguishment of $7.7 million related to the redemption premium, the unamortized discount on the secured notes and the unamortized deferred financing costs was recognized.

The secured notes are guaranteed by most of our subsidiaries through a general secured obligation. The secured notes are secured on a first-priority lien basis by the collateral of each guarantor subject to the permitted liens under the indenture, are subordinated to the priority payment lien obligations including the revolving credit facility and are senior to all unsecured indebtedness of each guarantor.

The secured notes have the following optional redemption features:

•   We can redeem the secured notes in whole or part, on or after October 15, 2015, at redemption prices that range from 100% to 104.625% of the principal, plus accrued and unpaid interest.

•   We can redeem up to 10% of the aggregate principal amount of the secured notes in any twelve months period following the issuance date up to October 15, 2015 at a redemption price of 103% of the principal plus accrued interest and unpaid interest.

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•   We can redeem the secured notes in whole or in part at a price of 100% of the aggregate principal amount plus a premium equal to the greater of 1% of the principal amount or the excess of the present value at the redemption date over the principal amount of the secured notes. Under this option, the present value at the redemption is to be computed based on a redemption price of 104.625% on October 15, 2015 plus all required interest payments due on the secured notes through October 15, 2015 (excluding accrued but unpaid interest to the applicable redemption date). The applicable discount rate is equal to the treasury rate plus 50 basis points.

Each holder of the secured notes has the right to require us to repurchase the secured notes at a purchase price of 101% of the principal amount plus accrued and unpaid interest upon the occurrence of certain events constituting a change in control of the Company.

The secured notes contain certain covenants limiting the incurrence of additional indebtedness and liens based on the ratio of consolidated adjusted earnings before interest, taxes, depreciation and amortization to fixed charges and total indebtedness, all as defined in the indenture and other restrictions including limitations on disposition of assets, the payment of dividends or redemption of equity interests and transactions with affiliates.

(b) Senior unsecured notes:

On May 13, 2013, one of our subsidiaries issued $300.0 million of unsecured senior notes (the “unsecured notes”). The unsecured notes are issued under an indenture. The unsecured notes have an aggregate principal value of $300.0 million, were issued at par value, bear interest at a rate of 9.375% with semi-annual interest payments on June 1 and December 1 and mature on June 1, 2021.

The unsecured notes are guaranteed by most of our subsidiaries on a senior unsecured basis. The unsecured notes are effectively subordinated to the secured indebtedness including the revolving credit facility and the senior secured notes to the extent of the value of the collateral securing such secured indebtedness and are senior to all unsecured subordinated indebtedness of each guarantor.

The unsecured notes have the following optional redemption features:

•   Any time prior to June 1, 2016, the issuer can redeem 35% of the aggregate principal amount of the unsecured notes at a redemption price of 109.375% of the principal plus accrued and unpaid interest with the net proceeds of one or more equity offerings provided that at least 50% of the aggregate principal of the unsecured notes remains outstanding and the redemption occurs within 180 days of the closing date of the equity offering.

•   We can redeem the unsecured notes in whole or part, on or after June 1, 2016, at redemption prices that range from 100% to 107.031% of the principal, plus accrued and unpaid interest.

•   We can redeem the unsecured notes in whole or in part at a price of 100% of the aggregate principal amount plus a premium equal to the greater of 1% of the principal amount or the excess of the present value at the redemption date over the principal amount of the unsecured notes. Under this option, the present value at the redemption is to be computed based on a redemption price of 107.031% on June 1, 2016 plus all required interest payments due on the unsecured notes through June 1, 2016 (excluding accrued but unpaid interest to the applicable redemption date). The applicable discount rate is equal to the treasury rate as of the redemption date plus 50 basis points.

Each holder of the unsecured notes has the right to require us to repurchase the unsecured notes at a purchase price of 101% of the principal amount plus accrued and unpaid interest upon the occurrence of certain events constituting a change of control of the Company.

The unsecured notes contain certain covenants limiting the incurrence of additional indebtedness and liens based on the ratio of consolidated adjusted earnings before interest, taxes, depreciation and amortization to fixed charges and total indebtedness, all as defined in the indenture and other restrictions including limitations on disposition of assets, the payment of dividends or redemption of equity interests and transactions with affiliates.

(c) Revolving credit facility:

On January 23, 2014, we terminated our revolving credit facility of $375.0 million with a syndicate of financial institutions and entered into a new revolving credit facility of $375.0 million with a syndicate of financial institutions. It bears interest at the

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Alternate Base Rate, LIBOR, CDOR, Canadian Prime Rate or EURIBOR plus an applicable margin that ranges from 2.75% to 4.50% based on the total leverage ratio calculated as of the most recent quarter. The revolving credit facility has a five year term. The availability on the revolving credit facility at April 30, 2014 is $320.1 million, net of $54.9 million outstanding letters of credit.

The revolving credit facility is secured on a priority basis and ranks equally with the senior secured notes except for payments upon enforcement and insolvency, where the revolving credit facility will rank before the note holders. The revolving credit facility is guaranteed by most of our subsidiaries through a general secured obligation. The revolving credit facility covenants include a requirement for us to maintain a first priority debt leverage ratio of 2.5:1, which is tested at the end of each financial quarter.

At April 30, 2014, we were in compliance with all long-term debt obligations covenants.

(d) Boundary Bay financing:

On April 17, 2012, we sold our Boundary Bay facility (the “facility”) to a third-party for $37.0 million and entered into a 23 year lease agreement to lease the building from the third-party for $263,679 per month for the first five years with an increase of the lesser of 12% or CPI every five years. Under the lease agreement we have the option to purchase the property during the first 10 years of the lease for $46.4 million up to April 2017 and $47.9 million from May 2017 to April 2022. We also have an option to renew the lease agreement for an additional 10 years and a second option to renew the lease for a further five years.

As a result of the option to repurchase the facility, which indicates that we have continuing involvement, the disposal of the facility was accounted for as a financing and not a sale and no gain on the sale of the facility was recognized in the consolidated statements of operations.

As a financing, the facility remains on the consolidated balance sheets and continues to be amortized. The related proceeds were recorded as a finance obligation with payments recorded to interest expense and the finance obligation based on the amortization of the obligation over the life of the lease agreement.

(e) Debt denominated in foreign currencies:

Total debt obligations, including capital leases, denominated in foreign currencies and the US dollar equivalent are as follows:

2013			2014
Debt in original currency		US dollar equivalent	Debt in original currency		US dollar equivalent
	€1,700	$2,238		€15,720	$21,802
CAD	37,288	37,021	CAD	35,489	32,390
		$39,259			$54,192

(f) Repayment requirements:

Repayment requirements related to the total debt obligations outstanding as of April 30, 2014 over the next five years and thereafter are as follows:

	Boundary Bay financing	Capital lease obligations	Other long- term debt(i)	Total
2015	$698	$6,808	$495	$8,001
2016	748	6,808	2,417	9,973
2017	801	6,808	—	7,609
2018	859	12,797	—	13,656
2019	920	5,601	—	6,521
Thereafter	27,869	43,496	1,470,000	1,541,365
	31,895	82,318	1,472,912	$1,587,125
Less interest	—	(26,538)	—	(26,538)
Total	$31,895	$55,780	$1,472,912	$1,560,587

(i)            These amounts exclude the net discount on the senior secured notes of $10.3 million which is included in the carrying amount of debt at April 30, 2014.

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14. Other financing charges:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Amortization of deferred financing costs	$(6,851)	$(6,981)	$(11,964)
Loss on debt extinguishment	—	—	(7,668)
Net gain (loss) on fair value of derivative financial instruments	(5,380)	1,324	(1,257)
Amortization of guaranteed residual values	(1,852)	(3,056)	(2,540)
Interest expense	(8,542)	(17,135)	(23,213)
Interest income	12,971	14,672	22,174
Fee settlement	—	—	10,000
Other	(5,365)	(7,553)	(8,785)
	$(15,019)	$(18,729)	$(23,253)

15. Income taxes:

The income tax expense is comprised as follows:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Current income tax expense:
Cayman Islands	$—	$—	$—
Foreign	(16,053)	(33,866)	(21,669)
	(16,053)	(33,866)	(21,669)
Deferred income tax recovery (expense):
Related to origination and reversal of temporary differences from foreign jurisdictions	23,810	38,258	52,197
Change in valuation allowance	(55,982)	(58,844)	(58,902)
	(32,172)	(20,586)	(6,705)
Income tax expense	$(48,225)	$(54,452)	$(28,374)

The components of loss from continuing operations before income tax are comprised as follows:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Cayman Islands	$(60,322)	$65,319	$79,681
Foreign	28,434	(128,381)	(222,226)
	$(31,888)	$(63,062)	$(142,545)

As we operate in several tax jurisdictions, our income is subject to various rates of taxation. The income tax expense differs from the amount that would have resulted from applying the Cayman Islands statutory income tax rates to loss from continuing operations before income taxes as follows:

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	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Loss from continuing operations before income tax	$(31,888)	$(63,062)	$(142,545)
Cayman Islands statutory income tax rate	—%	—%	—%
Income tax recovery calculated at statutory rate	—	—	—
(Increase) decrease in income tax expense resulting from:
Rate differences in various jurisdictions	45,131	34,818	65,209
Change in tax law	(3,558)	890	1,023
Non-deductible items	(30,406)	(35,262)	(69,709)
Other foreign taxes	(14,846)	(23,550)	(15,932)
Non-deductible portion of capital losses	901	173	1,155
Non-taxable income	9,622	29,610	39,514
Adjustments to prior years	(3,399)	(1,579)	1,161
Functional currency adjustments	3,986	(582)	8,029
Valuation allowance	(55,982)	(58,844)	(58,902)
Other	326	(126)	78
Income tax expense	$(48,225)	$(54,452)	$(28,374)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The tax effects of temporary differences that give rise to significant portions of deferred income tax assets and deferred income tax liabilities are presented below:

	2013	2014
Deferred income tax assets:
Intangible assets	$—	$598
Pension and other employee benefits	9,926	1,925
Losses carried forward	399,207	342,034
Current accounts payable and receivable	13,348	1,629
Long term debt and other	6,231	12,342
Total deferred income tax assets	428,712	358,528
Valuation allowance(i)	(275,863)	(250,757)
Net deferred income tax assets	$152,849	$107,771

Deferred income tax liabilities:
Intangible assets	$(5,696)	$—
Property, plant and equipment	(64,576)	(55,113)
Deferred capital gains and deferred revenue	(70,636)	(53,919)
Deferred costs	(12,385)	(6,061)
Net deferred income tax liabilities	$(153,293)	$(115,093)
Net deferred income taxes	$(444)	$(7,322)
Distributed as follows:
Current deferred income tax assets	$49	$60
Current deferred income tax liabilities	(618)	(98)
Long-term deferred income tax assets	10,752	3,381
Long-term deferred income tax liabilities	(10,627)	(10,665)
	$(444)	$(7,322)

(i)    During the years ended April 30, 2013 and April 30, 2014, the change in valuation allowance includes an adjustment to the opening balance due to a change in judgment about the realizability of the related deferred tax assets in the future years in addition to valuation allowance against current year losses. The change in judgment was as a result of changes to forecasted taxable income in certain jurisdictions and changes in tax planning initiatives.

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The following table summarizes the continuity of the valuation allowance:

Balance, April 30, 2012		$(232,652)
Change in valuation allowance:
Opening balance adjustment	(22,931)
Current year changes	(35,913)	(58,844)
Other adjustments, included in:
Adjustments to prior years in the reconciliation of income tax expense(ii)	15,544
Foreign exchange translation adjustments	977
Valuation allowance against deferred tax assets related to the defined benefit pension plan	(888)	15,633
Balance, April 30, 2013		$(275,863)
Change in valuation allowance:
Opening balance adjustment	(7,792)
Current year changes	(51,110)	(58,902)
Other adjustments, included in:
Adjustments to prior years in the reconciliation of income tax expense(ii)	89,180
Valuation allowance against deferred tax assets related to the defined benefit pension plan	(9,528)
Foreign exchange translation adjustments	4,356	84,008
Balance, April 30, 2014		$(250,757)

(ii)   The adjustments to prior years are due to changes in the deferred income tax asset recorded in respect of losses carried forward, based on changes from tax authorities, which have been offset by a valuation allowance.

As at April 30, 2014, we have non-capital loss carry forwards that are available to reduce taxable income in future years. These non-capital loss carry forwards expire as follows:

	2018	2019 and thereafter	No expiry date	Total
Tax losses(iii):
Africa	$—	$—	$9,514	$9,514
Australia	—	—	55,137	55,137
Brazil	—	—	106,048	106,048
Canada	—	136,795	—	136,795
Netherlands	—	24,597	—	24,597
Nigeria	—	—	6,769	6,769
Norway	—	—	691,696	691,696
Poland	2,380	2,527	—	4,907
Ireland	—	—	21,290	21,290
United Kingdom	—	—	105,113	105,113
Luxembourg	—	—	35,427	35,427
United States	—	53,915	—	53,915
Other	—	—	215	215
	$2,380	$217,834	$1,031,209	$1,251,423

(iii)  Represents the gross amount of tax loss carry forwards translated at closing exchange rates at April 30, 2014.

We have also accumulated at April 30, 2013 and 2014, respectively, approximately $174.3 million and $0.8 million in capital losses, which carry forward indefinitely. None of the capital losses are available to reduce future capital gains realized in the Cayman Islands, and $174.3 million and $0.8 million are available to reduce future capital gains realized in other foreign jurisdictions at April 30, 2013 and 2014, respectively.

We have provided a valuation allowance in respect of $865.6 million and $1,003.6 million of the non-capital losses as at April 30, 2013 and 2014, respectively (2013 — Cayman Islands — $nil, other jurisdictions — $865.6 million; 2014 — Cayman Islands — $nil, other jurisdictions — $1,003.6 million) and $174.3 million and $0.8 million of the capital losses in other foreign

64

jurisdictions as at April 30, 2013 and 2014, respectively. The benefit anticipated from the utilization of the remaining non–capital and capital losses has been recorded as a deferred income tax asset.

Uncertain tax positions:

The following table summarizes activity of the total amounts of unrecognized tax benefits:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Opening balance	$15,302	$15,925	$24,281
Additions in the current year	8,014	11,069	5,187
Reductions in current year	(6,643)	(2,713)	(3,117)
Foreign exchange	(748)	—	(876)
Total	$15,925	$24,281	$25,475

For the years ended April 30, 2013 and 2014, $16.8 million and $18.5 million of the unrecognized tax benefits would have an impact on the effective tax rate, if recognized.

The following table summarizes information regarding income tax related interest and penalties:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Net increase (reduction) in interest and penalties	$(227)	$1,632	$2,587

The total amount of interest and penalties accrued on the consolidated balance sheet at April 30, 2013 and 2014 was $4.5 million and $7.1 million, respectively.

General tax contingencies:

We are subject to taxes in different countries. Taxes and fiscal risks recognized in the consolidated financial statements reflect our best estimate of the outcome based on the facts known at the balance sheet date in each individual country. These facts may include, but are not limited to, change in tax laws and interpretation thereof in the various jurisdictions where we operate. They may have an impact on the income tax as well as the resulting assets and liabilities. Any differences between tax estimates and final tax assessments are charged to the statement of operations in the period in which they are incurred.

In addition, our business and operations are complex and include a number of significant financings, acquisitions and dispositions. The determination of earnings, payroll and other taxes involves many factors including the interpretation of tax legislation in multiple jurisdictions in which we are subject to ongoing tax assessments. When applicable, we adjust the previously recorded income tax expense, direct costs, interest and the associated assets and liabilities to reflect the change in estimates or assessments. These adjustments could materially change our results of operations.

16. Capital stock and net loss per ordinary share:

Capital Stock:

On January 3, 2014, the majority shareholder of the Company approved the following capital stock restructuring transactions which were effective immediately:
•   a subdivision of the authorized and issued ordinary shares of capital stock by a factor of 10,000 increasing the authorized and issued ordinary shares of capital stock to 20,000,000,000,000 and 18,607,793,610,000, respectively, while reducing the par value per share from $1.00 to $0.0001;

•   the surrender of 18,607,747,090,516 of the issued ordinary shares of capital stock resulting in the issued ordinary shares of capital stock being reduced to 46,519,484, each with a par value of $0.0001;

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•   the cancellation of 19,998,500,000,000 of the unissued authorized ordinary shares of capital stock, reducing the authorized capital stock to 1,500,000,000, each with a par value of $0.0001; and

•   the increase of the authorized capital stock by $50,000 (such increase being in the form of 500,000,000 preferred shares of capital stock, each with a par value of $0.0001) resulting in an aggregate authorized capital stock of $200,000 divided into 1,500,000,000 ordinary shares of capital stock, each with a par value of $0.0001 and 500,000,000 preferred shares of capital stock with a par value of $0.0001.

All capital stock and additional paid-in capital amounts and per share information have been retroactively adjusted for all prior periods presented for the consummation of the above capital stock restructuring transactions. Such adjustments include calculations of our weighted average number of ordinary stock and net loss per ordinary share.

As at April 30, 2014, the authorized capital stock of the Company is 1,500,000,000 ordinary shares and 500,000,000 preferred shares, each with a par value of $0.0001.

Number of ordinary shares of capital stock issued
April 30, 2011	44,019,484
Ordinary shares of capital stock issued	2,500,000
April 30, 2012 and 2013	46,519,484
Ordinary shares of capital stock issued	34,000,000
April 30, 2014	80,519,484

On October 13, 2011, we issued 1,500,000 ordinary shares of capital stock for cash consideration of $60.0 million. On November 2, 2011, we issued 500,000 ordinary shares of capital stock for cash consideration of $20.0 million. On February 9, 2012, we issued 500,000 ordinary shares of capital stock for cash consideration of $20.0 million.

On January 16, 2014, we completed the IPO of 31,000,000 ordinary shares of capital stock at a price of $10.00 per share, raising approximately $289.4 million, net of underwriting costs of $16.3 million and other costs directly related to the IPO of $4.3 million. The net proceeds were allocated $3.1 thousand to the Capital Stock of the Company and $289.4 million to additional paid-in capital.

On February 20, 2014, the underwriters in our IPO exercised an option to purchase 3,000,000 ordinary shares of capital stock at a price of $10.00 per share, raising approximately $28.4 million, net of underwriting costs of $1.6 million. The net proceeds were allocated $28.4 million to additional paid-in capital.

Net loss per ordinary share:

The following table sets forth the computation of basic and diluted net loss per ordinary share:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Net earnings (loss) attributable to controlling interest:
Continuing operations	$(92,535)	$(120,461)	$(172,548)
Discontinued operations	(16,107)	1,025	—
Weighted average number of ordinary stock outstanding – basic and diluted	45,198,936	46,519,484	55,919,484

Details of the Company’s stock based compensation plans are presented in Note 17 of these consolidated financial statements. Securities issuable as part of these plans were not included in the computation of diluted loss per ordinary share because to do so would have been antidilutive for the periods presented.

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17. Stock-based Compensation:

(a) 2013 Omnibus Incentive Plan (“2013 Incentive Plan”):

On December 16, 2013, our Board of Directors adopted the CHC Group Ltd. 2013 Omnibus Incentive Plan, an equity compensation plan that permits us to grant non-qualified stock options, incentive stock options, share appreciation rights, restricted shares, restricted share units, other share based awards and performance compensation awards to certain eligible directors, officers, employees, consultants or advisors of the Company and its affiliates. A maximum of 7.5 million of the outstanding ordinary shares of the Company are available to be granted under the 2013 Incentive Plan.

New awards

On January 16, 2014, certain members of the executive team, eligible vice presidents, senior officers and director level employees were granted stock options, time-based restricted stock units (“RSUs”) and performance based restricted stock units (“PB RSUs”).

The stock options vest and are exercisable in three equal annual installments of 33.3% beginning one year from the date of grant. All of the stock options will vest immediately on a change of control and are then cancelled, in exchange for an amount equal to the excess of the value of the consideration to be paid to ordinary shareholders over the option exercise price if the stock options are not assumed, continued or substituted by the new entity.

The RSUs vest in three equal annual installments of 33.3% beginning one year from the date of grant. The eligible employee receives ordinary shares of the Company equal to the number of RSUs vested. All of the RSUs will vest immediately on a change of control and are then cancelled, in exchange for an amount equal to the value of the consideration to be paid to ordinary shareholders if the RSUs are not assumed, continued or substituted by the new entity. The holders of RSUs are entitled to receive cash dividend equivalents, which would be reinvested in restricted share units, based on the cash dividends paid on the ordinary shares during the period the RSUs are outstanding.

The PB RSUs cliff vest on the third anniversary of the date of grant. The number of shares which will be received is based on the change in the Company’s stock price relative to the change in the stock prices of the companies in the S&P Energy Index over the three year period from the date of grant. The number of shares to be received will range from 0% to 200% of the PB RSUs granted. All of the PB RSUs will convert into RSUs on a change of control if the PB RSUs are not assumed, continued or substituted by the new entity. If the change of control occurs within 18 months of January 16, 2014 the number of RSUs that will vest on the third anniversary of grant will be equal to the number of PB RSUs granted. If the change of control occurs after 18 months from January 16, 2014 the number of shares received on the third anniversary of grant will be equal to the number of PB RSUs that would otherwise have been received based on the actual performance between the date of grant and the date of the change of control. The holders of PB RSUs are entitled to receive cash dividend equivalents, which would be reinvested in RSUs, based on the cash dividends paid on the ordinary shares during the period the PB RSUs are outstanding.

The following table summarizes the stock options under the 2013 Incentive Plan.

	April 30, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Outstanding, beginning of year	—	$—	—	$—
Granted	2,733,450	10.00	—	—
Forfeited	(195,928)	10.00	—	—
Outstanding, end of year	2,537,522	$10.00	9.7 years	$4.13
Exercisable, end of year	—

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The following table summarizes the RSUs under the 2013 Incentive Plan.

	April 30, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Outstanding, beginning of year	—	$—	—	$—
Granted	1,109,539	—	—	—
Forfeited	(46,871)	—	—	—
Outstanding, end of year	1,062,668	$—	2.7 years	$10.00
Exercisable, end of year	—

The following table summarizes the PB RSUs under the 2013 Incentive Plan.

	April 30, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Outstanding, beginning of year	—	$—	—	$—
Granted	436,617	—	—	—
Forfeited	(33,333)	—	—	—
Outstanding, end of year	403,284	$—	2.7 years	$12.60
Exercisable, end of year	—

Exchanged awards

In connection with the IPO, members of the 2011 Management Equity Plan (“2011 Plan”) (see (b) below) exchanged their performance options under the 2011 Plan for either share price performance options or share price performance shares under the 2013 Incentive Plan and their time and performance options under the 2011 plan for either service vesting stock options or service vesting shares under the 2013 Incentive Plan.

The share price performance options and share price performance shares vest and are exercisable in up to four tranches based on the satisfaction of specified market conditions. The first third of the options and/or shares will vest on the achievement of a price of our ordinary shares at least $40.00, based on a 20 day trading average. The second third of the options and/or shares will vest on the achievement of a price of our ordinary shares of at least $53.60, based on a 20 day trading average. One sixth of the options and/or shares will vest on the achievement of a price of our ordinary shares of at least $60.00, based on a 20 day trading average. The remaining one sixth of the options and/or shares will vest on the achievement of a price of our ordinary shares of at least $67.20, based on a 20 day trading average. Once vested the ordinary shares will be subject to transfer restrictions and can only be sold on a pro-rata basis when 6922767 Holding (Cayman) Inc., our parent (“the Parent”) sells ordinary shares of the Company.

The service vesting stock options and service vesting shares vest and are exercisable in three equal annual installments of 33.3% beginning six months after the date of grant. The service vesting stock options are granted at an exercise price that is not to be less than 100% of the fair value of an ordinary share on the date of grant.

The following table summarizes the 2013 Incentive Plan service vesting stock options received in exchange for performance options under the 2011 Plan. There were no additional grants, forfeitures or exercises for the year ended April 30, 2014.

	April 30, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Service vesting stock options	46,403	$0.0001	9.7 years	$10.00
Exercisable, end of year	—

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The following table summarizes the 2013 Incentive Plan share price performance options.

	April 30, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Outstanding, beginning of year	—	$—	—	$—
Exchanged	193,891	10.00	—	—
Forfeited	(14,930)	10.00	—	—
Outstanding, end of year	178,961	$10.00	9.7 years	$3.86
Exercisable, end of year	—

The following table summarizes the 2013 Incentive Plan service vesting shares.

	April 30, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Outstanding, beginning of year	—	$—	—	$—
Exchanged	252,976	—	—	—
Forfeited	(9,697)	—	—	—
Outstanding, end of year	243,279	$—	2.2 years	$10.00
Exercisable, end of year	—

The following table summarizes the 2013 Incentive Plan share price performance shares.

	April 30, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Outstanding, beginning of year	—	$—	—	$—
Granted	669,228	—	—	—
Forfeited	(20,217)	—	—	—
Outstanding, end of year	649,011	$—	9.7 years	$4.53
Exercisable, end of year	—

Valuation of new and exchanged awards

The fair value of the stock options, service vesting stock options, the share price performance options and the share price performance shares were estimated using a Binomial model. The share price performance options and/or shares will vest on the achievement of specified share prices of our ordinary shares. For accounting purposes this is considered to be a market condition and this was reflected in the grant date fair value of the award.

The key factors that will create value in these awards include the expected term, risk-free interest rate and volatility, which has been estimated using historical volatility of the peer companies’ in the S&P 500 Energy Index and two additional peer companies’ stock prices.

Expected term	5.75 years – 10 years
Risk-free interest rate	1.90% – 2.85%
Expected dividends	nil
Volatility	40%

The fair value of the PB RSUs was estimated using a Monte-Carlo simulation model. The number of shares to be received will range from 0% to 200% of the PB RSUs granted based on the change in the Company’s stock price relative to the change in

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the stock prices of the companies in the S&P Energy Index over the three year period from the date of grant. For accounting purposes this is considered to be a market condition and this was reflected in the grant date fair value of the award.

The key factors that will create value in these awards include the correlations between the price of our ordinary shares and the three year daily historical stock prices of the respective companies in the S&P 500 Energy Index, the risk-free interest rate and the expected volatility.

Correlation co-efficient	0.61
Risk-free interest rate	0.80%
Expected dividends	nil
Expected life	3 years
Volatility	40%

(b) 2011 Management Equity Plan (“2011 Plan”):

On December 30, 2011, the Parent adopted an equity compensation plan that permitted it to grant time and performance options, performance options and/or restricted share units to certain eligible employees, directors or consultants of the Parent and its affiliates.

The time and performance options vest in four equal annual installments of 25% beginning one year from the date of grant. All of the unvested time and performance options will vest immediately in the event the Ordinary A shareholders receive distributions equal to their initial investment or on a change of control. The time and performance options cannot be exercised until the occurrence of either, (1) an initial public offering or subsequent public offering of our equity or (2) the merger, consolidation, sale of interests or sale of assets of us (collectively an “Exit Event”) which results in an exit value being equal to or in excess of the initial investment by the Ordinary A shareholders in the Parent.

The term of stock options issued under the 2011 Plan may not exceed the earlier of an Exit Event or ten years from the date of grant. Under the 2011 Plan, the time and performance options and the performance options are granted at an exercise price that is not to be less than 100% of the fair value of an Ordinary B share of 6922767 Holding (Cayman) Inc. on the date of grant.

The performance options vest and are exercisable in up to three equal tranches based on the satisfaction of specified performance conditions. The first third of the options will vest on the occurrence of an Exit Event which results in an exit value being equal to or in excess of the initial investment by the Ordinary A shareholders. The second third of the options will vest on the occurrence of an Exit Event which results in an exit value being equal to or in excess of two times the initial investment by the Ordinary A shareholders. The remaining options will vest on the occurrence of an Exit Event which results in an exit value being equal to or in excess of two and a half times the initial investment by the Ordinary A shareholders.

For accounting purposes, time and performance options and performance options are considered to have a market condition (based on the exit value) and a performance condition (based on an Exit Event). The effect of the market condition was reflected in the grant date fair value of the award.

Restricted Share Units (“RSUs”) vest on the date of grant as they are fully paid up on the grant date. The eligible employee receives Ordinary B shares of the Parent equal to the number of RSUs in exchange for the RSUs on the earlier to occur of (1) the fifth anniversary of the date of grant and (2) the date of a change of control. The holders of RSUs are entitled to receive cash dividend equivalents based on the cash dividends paid on the Ordinary B shares during the period the RSUs are outstanding.

On January 16, 2014, certain employees exchanged 183,219 time and performance options and 390,473 performance options under the 2011 Plan for 46,403 service vesting options and 193,891 share price performance options under the 2013 Incentive Plan. On January 16, 2014, certain employees exchanged 725,905 time and performance options and 1,325,757 performance options under the 2011 Plan for 252,976 service vesting shares and 669,228 share price performance shares under the 2013 Incentive Plan.

The exchange of the time and performance options changed the exercise price from $26.06 to $0.0001 for service vesting stock options and to $nil for the shares which resulted in an incremental compensation cost of $2.0 million. $0.2 million of compensation expense has been recognized in relation to the incremental cost during the year ended April 30, 2014. The unrecognized

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compensation expense of $1.8 million will be recognized over 2.2 years. The exchange of the performance options changed the exercise price from $26.06 to $10.00 for share price performance stock options and to $nil for the shares which resulted in an incremental cost of $0.5 million. The unrecognized compensation expense of $0.5 million will be recognized over 9.7 years.

The following table summarizes the time and performance stock option activity under the 2011 Plan:

	April 30, 2013			April 30, 2014
	Number of options(1)	Weighted average exercise price(1)	Weighted remaining contractual life	Number of options(1)	Weighted average exercise price(1)	Weighted remaining contractual life
Outstanding, beginning of year	1,045,524	$26.06		1,029,863	$26.06
Granted	102,600	26.06		—	—
Forfeited	(118,261)	26.06		(93,982)	26.06
Exchanged options	—	—		(909,124)	26.06
Outstanding, end of year	1,029,863	$26.06	8.7 years	26,757	$26.06	7.7 years
Exercisable, end of year	—			—

The following table summarizes the performance stock option activity under the 2011 Plan:

	April 30, 2013			April 30, 2014
	Number of options(1)	Weighted average exercise price(1)	Weighted remaining contractual life	Number of options(1)	Weighted average exercise price(1)	Weighted remaining contractual life
Outstanding, beginning of year	1,860,943	$26.06		1,911,605	$26.06
Granted	225,472	26.06		—	—
Forfeited	(174,810)	26.06		(195,375)	26.06
Exchanged options	—	—		(1,716,230)	26.06
Outstanding, end of year	1,911,605	$26.06	8.7 years	—	$—	—
Exercisable, end of year	—			—

(1)   Adjusted retrospectively for the capital stock restructuring (note 16)

The fair value of the time and performance options and performance options on the date of exchange was estimated using a Monte-Carlo simulation model. The key factors that created value in these awards at the exchange date include the year of an Exit Event, the probability that an Exit Event will occur in a particular year, the risk-free interest rate and the ultimate exit value of the Company, which was estimated using historical volatility of the peer companies’ in the S&P 500 Energy Index and two additional peer companies’ stock price.

Year of Exit Event	2014 – 2018
Probability of Exit Event	0% to 30%
Risk-free interest rate	1.23%
Expected dividends	nil
Volatility	40%

The weighted average fair value of the time and performance stock options on the date of the exchange is $0.26 per share. No compensation expense was recognized in relation to the time and performance options during the years ended April 30, 2012 and 2013 as the performance criteria was not met and it was not probable that the criteria would be met in the future. $6.5 million of compensation expense has been recognized in relation to the time and performance options during the year ended April 30, 2014 as on the completion of the IPO the performance criteria related to the Exit Event was achieved. As of April 30, 2014, $1.4 million remains to be recognized for the unvested options over the remaining two of the four-year vesting period as the options would have vested under the terms of the original options.

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The weighted average fair value of the performance options on the date of the exchange is $0.13 per share. No compensation expense was recognized in relation to the performance options during the years ended April 30, 2012 and 2013 as the performance criteria was not met and it was not probable that the criteria would be met in the future. $13.9 million of compensation expense has been recognized in relation to the performance options during the year ended April 30, 2014 as on the completion of the IPO the performance criteria related to the Exit Event was achieved.

(c) Share Incentive Plan (“2008 Plan”):

On September 16, 2008 we introduced a Share Incentive Plan (“the 2008 Plan”) under which options and Special Share Awards can be granted to our eligible employees.

Under the 2008 Plan, options may be granted to employees to purchase Ordinary B shares of the Parent. Each option provides the right to purchase one Ordinary B share. Each option expires at the earlier of the tenth anniversary of the effective date of such options or the occurrence of a Exit Event as defined in the Plan.

On December 30, 2011, certain employees exchanged 94,609 unvested options and 47,304 of the options that vested on September 16, 2011 under the 2008 Plan for the same number of time and performance options under the 2011 Plan. The same employees exchanged 170,000 Special A shares for the same number of performance options under the 2011 Plan.

The exchange of the options changed the exercise price from $40.00 to $26.06, which resulted in an incremental cost of $0.4 million. $0.3 million of compensation expense has been recognized in relation to the incremental cost during the year ended April 30, 2014 as the performance criteria related to Exit Event was met. As of April 30, 2014, $0.3 million remained to be recognized for the unvested 2008 options. The unrecognized compensation expense of $0.3 million will be recognized over the remaining two of the four-year vesting period as the options would have vested under the terms of the original options.

The following table summarizes the stock option activity under the 2008 Plan:

	April 30, 2013			April 30, 2014
	Number of options(1)	Weighted average exercise price(1)	Weighted remaining contractual life	Number of options(1)	Weighted average exercise price(1)	Weighted remaining contractual life
Outstanding, beginning of year	559,305	$40.00		531,479	$40.00
Granted	—	—		—	—
Forfeited	(27,826)	40.00		—	—
Exchanged options	—	—		—	—
Outstanding, end of year	531,479	$40.00	5.4 years	531,479	$40.00	4.4 years
Exercisable, end of year	502,261			531,479

(1)   Adjusted retrospectively for the capital stock restructuring (note 16)

There were no Special A shares granted during each of the years ended April 30, 2013 and 2014. There were 1,000 Special A shares and 70,000 Special A shares forfeited during the years ended April 30, 2013 and 2014. There were no Special A shares exchanged during the years ended April 30, 2013 and 2014. At April 30, 2013 and 2014, there were 393,000 and 323,000 Special A shares outstanding, respectively.

No compensation expense was recognized in relation to the Special A shares during the years ended April 30, 2012 and 2013 as the two performance criteria were not met and it was not probable that the performance criteria would be met. $2.5 million of compensation expense has been recognized in relation to the Special A shares during the nine year ended April 30, 2014 as the performance criteria related to the Exit Event was met.

During the years ended April 30, 2012, 2013 and 2014, we recorded stock compensation expense of $0.8 million, $0.4 million, and $26.4 million respectively, in the statement of operations.

As at April 30, 2014, $22.7 million remains to be recognized.

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18. Employee pension plans:

(a) Defined contribution pension plans:

The following table summarizes contributions to defined contribution plans:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Company contributions	$14,197	$14,808	$14,613

(b) Defined benefit pension plans:

We have funded and unfunded flat-benefit and final-pay defined benefit pension plans in Canada, the UK, Norway and the Netherlands for approximately 28% of our active employees. Funded plans require us to make cash contributions to ensure there will be sufficient assets to discharge the plans’ benefit obligations as they become due. Unfunded plans do not require contributions to be paid into the plans as we pay the benefit obligations directly as they are due. Employer contributions expected to be paid to the defined benefit pension plans during the fiscal year ended April 30, 2015, required by funding regulations and law, are $45.7 million.

The plan assets and accrued benefit obligation are measured at fair value as at April 30, 2014. The most recent actuarial valuations of the defined benefit pension plans were conducted as at April 30, 2014 and the next actuarial valuations are required as at April 30, 2015.

On January 1, 2014, in accordance with changes in Dutch law, the retirement age was increased from 65 to 67 and the annual accrual of benefits percentage was reduced from 2.25% to 2.15% for each year of service of the ground crew and from 1.83% to 1.67% for the flying crew. The impact on the projected benefit obligation was a reduction of $1.8 million which is being recognized over the remaining future service period for active employees.

Annually the Board of the standard Norwegian Avtalefestet (contractual pension or AFP) decides the pension contributions to be paid by the employers and Norwegian government. This is based on the funding requirement for current and future benefit payments. There are no minimum funding mechanisms and no information on our share of the pension assets or obligations is available. The plan assets are held in a Joint Scheme for AFP (“Fellesordningen for AFP”) legal entity which was created by law to safeguard the plan assets. Employees are entitled to a pension benefit equivalent to 0.314% of salary to a maximum of 7.1 times the government set base amount per year of service until the age of 61.

In the UK, the Trustees have outsourced the fiduciary management of the investment portfolio including the determination of asset allocation to two investment advisors. These fiduciary managers invest the assets of the plan at their discretion in fixed income instruments and various pooled funds with respect to the growth assets and report back to the Trustees at regular intervals. The agreements with the fiduciary managers currently stipulate an investment objective of 3.7% over a proxy return on a matching asset to the liabilities of the plan. This investment objective is subject to change based upon agreement between the Trustees and the fiduciary managers. The expected rate-of-return assumptions for the UK reflect this agreed investment objective. The Trustees have established a long term plan for the pension fund which provides for various de-risking mechanisms as the funded status of the plan improves over time. The fiduciary managers are required to operate within the parameters of this long term plan.

The investment policy requires that the assets held in the Norwegian plans are to be diversified as shown below.

Category	Minimum / Maximum
Total equities	5% to 45%
Total bonds	30% to 70%
Money market	0% to 50%
Real estate funds	0% to 10%
Private equity funds	0% to 5%

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For the assets held in the plan in the Netherlands, 80% must be invested in fixed rate investments and the remaining 20% invested in shares with a maximum deviation of 5% upwards or downwards.

While the asset mix varies in each plan, overall the asset mix, as a percentage of total market value, of all the defined benefit plans at April 30, 2013 was 33% equities, 50% fixed income and 17% money market and other. At April 30, 2014 the asset mix of all the defined benefit plans was 28% equities, 46% fixed income and 26% money market and other.

For defined benefit pension plans in the Netherlands and Norway, the overall expected long-term rates of return on plan assets have been determined in part by assessing current and expected asset allocations as well as historical and expected returns on various categories of the assets. Such expected rates of return ignore short-term fluctuations. For the plans in Norway and the Netherlands, the expected long-term rate of return is considered in reference to the long term weighted average expectation of the rate of return.

	2013	2014
Change in benefit obligations:
Benefit obligations, beginning of year	$735,062	$806,941
Current service cost	19,719	19,832
Interest cost	31,587	32,021
Plan amendments	—	(1,754)
Actuarial loss	61,294	24,069
Benefits paid	(27,462)	(28,735)
Foreign currency translation	(13,259)	14,684
Benefit obligations, end of year	$806,941	$867,058
Change in plan assets:
Fair value of plan assets, beginning of year	$646,812	$719,244
Actual gain on plan assets	65,791	39,870
Employer contributions	41,432	44,980
Employee contributions	2,964	2,970
Benefits paid	(27,462)	(28,735)
Foreign currency translation	(10,293)	12,115
Fair value of plan assets, end of year	$719,244	$790,444

	2013	2014
Fair value of plan assets	$719,244	$790,444
Less: Projected benefit obligation	806,941	867,058
Funded status	(87,697)	(76,614)
Pension guarantee assets	10,141	9,835
Net recognized pension liability	$(77,556)	$(66,779)

Accumulated benefit obligation	$768,520	$829,575

The following table presents selected information for pension plans that are not fully funded:

	2013	2014
Projected benefit obligation	$458,330	$483,690
Fair value of plan assets	321,071	361,260
Accumulated benefit obligation	451,793	478,586

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	2013	2014
Net recognized pension liability:
Non-current asset – pension guarantee assets (note 11)	$10,141	$9,835
Non-current asset (note 11)	49,562	45,816
Non-current liability (note 12)	(137,259)	(122,430)
	(77,556)	(66,779)

	2013	2014
Amounts recorded in accumulated other comprehensive loss:
Unrecognized net actuarial and experience losses	$95,776	$135,470
Unrecognized prior service credits	(11,972)	(14,380)
	$83,804	$121,090

The significant weighted average actuarial assumptions adopted in measuring the defined benefit pension plan obligations and net benefit plan expense as at April 30, 2013 and 2014 are as follows:

	2013	2014
Discount rate	4.06%	4.11%
Rate of compensation increase	2.06%	1.97%
Discount rate for pension expense	4.06%	4.11%
Expected long-term rate of return on plan assets	6.72%	6.57%

The net defined benefit pension plan expense (income) is as follows:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Current service cost	$17,573	$19,719	$19,832
Interest cost	35,344	31,587	32,021
Expected return on plan assets	(34,691)	(41,587)	(51,122)
Amortization of net actuarial and experience losses	507	1,009	1,792
Amortization of past service credits	(249)	(367)	(432)
Employee contributions	(2,911)	(2,963)	(2,970)
	$15,573	$7,398	$(879)

The components of other comprehensive loss relating to the plans consist of the following:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Other comprehensive loss (income):
Net loss	$46,452	$37,090	$35,320
Net prior service credit	(14,766)	—	(1,754)
Amortization of net actuarial loss, past service credits and transition amounts	(258)	(642)	(1,360)
Foreign exchange translation	402	—	—
	$31,830	$36,448	$32,206

As at April 30, 2014, the estimated net loss and net prior service credit that will be amortized from accumulated other comprehensive loss into net period benefit cost are $2.1 million and $(0.6) million, respectively.

(c) Benefit Payments:

As at April 30, 2014, benefits expected to be paid under the defined benefit pension plans in each of the next five fiscal years and in aggregate for the fiscal years thereafter, are as follows:

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Pension benefits
2015	$30,631
2016	31,831
2017	32,138
2018	34,122
2019	35,221
Thereafter	194,135
$358,078

(d) Pension plan assets and fair value measurement:

	April 30, 2013
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total plan assets
Assets:
Cash equivalents and other short-term investments	$21,780	$—	$—	$21,780
Equity investments	222,052	—	17,907	239,959
Fixed income	148,945	207,461	—	356,406
Money market and other	56,539	23,844	20,716	101,099
	$449,316	$231,305	$38,623	$719,244

	April 30, 2014
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total plan assets
Assets:
Cash equivalents and other short-term investments	$2,507	$—	$—	$2,507
Equity investments	49,916	152,528	18,517	220,961
Fixed income	83,457	279,607	307	363,371
Money market and other	20,360	163,072	20,173	203,605
	$156,240	$595,207	$38,997	$790,444

The methods and assumptions used to estimate the fair value of the pension assets in level 1 are based on publicly available quoted market prices. The level 3 assets are valued using third-party appraisals and changes in the level 3 assets are as follows:

	2013	2014
Opening	$31,714	$38,623
Actual return on assets	7,055	1,580
Foreign currency translation	(146)	(1,206)
	$38,623	$38,997

19. Derivative financial instruments and fair value measurements:

We are exposed to foreign exchange risk primarily from our subsidiaries which incur revenue and operating expenses in currencies other than US dollars with the most significant being the Pound Sterling, Norwegian Kroner, Canadian dollars, Australian dollars and Euros. We monitor these exposures through our cash forecasting process and regularly enter into foreign exchange forward contracts to manage our exposure to fluctuations in expected future cash flows related to transactions in currencies other than the functional currency.

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The outstanding foreign exchange forward contracts are as follows:

	Notional		Fair value	Maturity dates
April 30, 2013:
Purchase contracts to sell US dollars and buy Canadian dollars	CAD	231,922	$383	May 2013 to Nov 2015
Purchase contracts to sell US dollars and buy Euros		€69,268	5,451	Dec 2013 to July 2014
Purchase contracts to sell Pounds Sterling and buy Euros		€61,000	(1,270)	May 2013 to Dec 2015

April 30, 2014:
Purchase contracts to sell US dollars and buy Canadian dollars	CAD	235,000	$(10,925)	May 2014 to Nov 2016
Purchase contracts to sell US dollars and buy Euros		€42,051	2,291	July 2014 to Oct 2014
Purchase contracts to sell Pounds Sterling and buy Euros		€54,000	(2,547)	May 2014 to Dec 2016

A loss in the amount of $12.8 million, a gain of $1.1 million and a loss of $13.4 million were recognized in other financing charges related to derivative forward exchange contracts in the statement of operations for the years ended April 30, 2012, 2013 and 2014, respectively.

We enter into long-term revenue agreements, which provide for pricing denominated in currencies other than the functional currency of the parties to the contract. This pricing feature was determined to be an embedded derivative which has been bifurcated for valuation and accounting purposes. The embedded derivative contracts are measured at fair value and included in other assets or other liabilities.

A gain of $7.4 million, a gain of $0.2 million and a gain of $12.1 million due to the change in the fair value of embedded derivatives were recognized in the statement of operations as a part of other financing charges for the years ended April 30, 2012, 2013 and 2014, respectively.

The following tables summarize the financial instruments measured at fair value on a recurring basis excluding cash and cash equivalents and restricted cash:

	April 30, 2013
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Fair value
Financial assets
Other assets, current:
Foreign currency forward contracts	$—	$5,636	$—	$5,636
Foreign currency embedded derivatives	—	128	—	128
Other assets, non-current:
Foreign currency forward contracts	—	1,949	—	1,949
Foreign currency embedded derivatives	—	274	—	274
	$—	$7,987	$—	$7,987

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	April 30, 2013
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Fair value
Financial assets
Other liabilities, current:
Foreign currency forward contracts	$—	$(1,960)	$—	$(1,960)
Foreign currency embedded derivatives	—	(10,772)	—	(10,772)
Other liabilities, non-current:
Foreign currency forward contracts	—	(1,061)	—	(1,061)
Foreign currency embedded derivatives	—	(14,710)	—	(14,710)
	$—	$(28,503)	$—	$(28,503)

	April 30, 2014
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Fair value
Financial assets
Other assets, current:
Foreign currency forward contracts	$—	$2,306	$—	$2,306
Foreign currency embedded derivatives	—	805	—	805
Other assets, non-current:
Foreign currency forward contracts	—	192	—	192
Foreign currency embedded derivatives	—	3,432	—	3,432
	$—	$6,735	$—	$6,735

	April 30, 2014
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Fair value
Financial liabilities
Other liabilities, current:
Foreign currency forward contracts	$—	$(8,373)	$—	$(8,373)
Foreign currency embedded derivatives	—	(7,684)	—	(7,684)
Other liabilities, non-current:
Foreign currency forward contracts	—	(5,306)	—	(5,306)
Foreign currency embedded derivatives	—	(8,011)	—	(8,011)
	$—	$(29,374)	$—	$(29,374)

Inputs to the valuation methodology for Level 2 measurements include publicly available forward rates, credit spreads and US$ or Euro interest rates, and inputs are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. There were no transfers between categories in the fair value hierarchy.

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The carrying values of the other financial instruments, which are measured at other than fair value, approximate fair value due to the short terms to maturity, except for non-revolving debt obligations, the fair values of which are as follows:

	April 30, 2013		April 30, 2014
	Fair value	Carrying value	Fair value	Carrying value
Senior secured notes	$1,391,000	$1,287,303	$1,254,825	$1,159,675
Senior unsecured notes	—	—	311,250	300,000

The fair value of the senior secured and unsecured notes is determined based on market information provided by third parties which is considered to be a level 2 measurement in the fair value hierarchy.

20. Supplemental cash flow information:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Cash interest paid	$110,163	$113,345	$141,335
Cash taxes paid	15,584	26,848	32,783
Assets acquired through non-cash capital leases	48,529	27,406	55,928

Change in cash resulting from changes in operating assets and liabilities:

	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Receivables	$(38,412)	$(55,275)	$27,991
Income taxes receivable and payable	5,117	(331)	(8,602)
Inventories	5,007	(18,167)	(19,597)
Prepaid expenses	(4,332)	(1,060)	(5,409)
Payable and accruals	12,532	21,674	(6,299)
Deferred revenue	4,645	5,379	20,369
Other assets and liabilities	(6,206)	318	(5,716)
	$(21,649)	$(47,462)	$2,737

21. Guarantees:

We have provided limited guarantees to third parties under some of our operating leases relating to a portion of the residual helicopter values at the termination of the leases, which have terms expiring between fiscal 2015 and 2024. Our exposure under the asset value guarantees including guarantees in the form of funded and unfunded residual value guarantees, rebateable advance rentals and deferred payments is approximately $232.3 million and $245.2 million as at April 30, 2013 and 2014, respectively.

22. Related party transactions:

(a) Related party leasing transactions and balances:

During the years ended April 30, 2013 and 2014 we engaged in leasing transactions with VIEs related to our majority shareholder (note 3).

(b) Balances with our majority shareholder:

At April 30, 2013, $2.0 million in payables and accruals is due to and $0.1 million in receivables is due from our majority shareholder. At April 30, 2014, $2.0 million in payables and accruals is due to our majority shareholder.

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(c) Repayment of related party loans:

On June 24, 2013, one of our subsidiaries repaid $25.1 million of related party loans to companies under common control with our majority shareholder. The loan bore interest at 4.5% per annum.

On July 16, 2013, we borrowed $25.0 million from companies under common control with our majority shareholder. On July 19, 2013, the loan was repaid. The loan bore interest at 4.5% per annum.

23. Commitments:

(a) Operating leases:

We have helicopter operating leases with 18 lessors for 166 helicopters and 21 lessors for 171 helicopters included in our fleet at April 30, 2013 and 2014, respectively. As at April 30, 2014, these leases had expiry dates ranging from fiscal 2015 to 2024. We have the option to purchase the majority of the helicopters for agreed amounts that do not constitute bargain purchase options, but have no commitment to do so. With respect to such leased helicopters, substantially all of the costs of major inspections of airframes and the costs to perform inspections, major repairs and overhauls of major components are at our expense. We either perform this work internally through our own repair and overhaul facilities or have the work performed by an external repair and overhaul service provider.

At April 30, 2014, we have commitments with respect to operating leases for helicopters, buildings, land and equipment. The minimum lease rentals required under operating leases are payable in the following amounts over the following years ended April 30:

	Helicopter operating leases	Building, land and equipment operating leases	Total operating leases
2015	$274,320	$14,368	$288,688
2016	267,335	11,470	278,805
2017	242,300	10,033	252,333
2018	229,830	7,101	236,931
2019	213,416	6,075	219,491
Thereafter	385,239	58,572	443,811
	$1,612,440	$107,619	$1,720,059

During the year ended April 30, 2012, 2013 and 2014, we incurred helicopter operating lease and related costs of $176.7 million, $201.7 million and $227.9 million and other operating lease costs of $9.3 million, $13.8 million and $17.4 million, respectively.

As at April 30, 2014, we have committed to purchase 28 new helicopters and the total required additional expenditures for these helicopters is approximately $688.2 million. These helicopters are expected to be delivered in fiscal 2015 ($351.4 million), 2016 ($251.9 million) and 2017 ($84.9 million) and will be deployed in our Helicopter Services segment. We intend to enter into leases for these helicopters or purchase them outright upon delivery from the manufacturer. Additionally, we have committed to purchase $61.4 million of helicopter parts by October 31, 2015 and $100.0 million of heavy helicopters from Airbus Helicopters prior to December 31, 2016.

The terms of certain of the helicopter lease agreements impose operating and financial limitations on us. Such agreements limit the extent to which we may, among other things, incur indebtedness and fixed charges relative to our level of consolidated adjusted earnings before interest, taxes, depreciation and amortization.

Generally, in the event of a covenant breach, a lessor has the option to terminate the lease and require the return of the helicopter, with the repayment of any arrears of lease payments plus the present value of all future lease payments and certain other amounts which could be material to our financial position. The helicopter would then be sold and the surplus, if any, returned to us. Alternatively we could exercise our option to purchase the helicopter. As at April 30, 2014 the Company was in compliance with all financial covenants.

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(b) Minimum training purchases:

Our fifteen year master training services agreement with CAE commits us to annual minimum training purchases as follows:

Minimum training service purchase commitment
2015	$11,611
2016	8,128
2017	5,689
2018	3,983
2019	2,788
and thereafter	5,969
$38,168

24. Contingencies:

One or more of our subsidiaries are, from time to time, named as defendants in lawsuits arising in the ordinary course of our business. Such disputes may involve, for example, breach of contract, employment, wrongful termination and tort claims. We maintain adequate insurance coverage to respond to most claims. We cannot predict the outcome of any such lawsuits with certainty, but our management team does not expect the outcome of pending or threatened legal matters to have a material adverse impact on our financial condition.

In addition, from time to time, the Company or its subsidiaries are involved in tax and other disputes with various government agencies. The following summarizes certain of these pending disputes:

In 2006, we voluntarily disclosed to OFAC that several of our subsidiaries formerly operating as Schreiner Airways may have violated applicable US laws and regulations by re-exporting to Iran, Sudan, and Libya certain helicopters, related parts, map data, operation and maintenance manuals, and helicopter parts for third-party customers. OFAC’s investigation is ongoing and we continue to fully cooperate. Should the US government determine that these activities violated applicable laws and regulations, we or our subsidiaries may be subject to civil or criminal penalties, including fines and/or suspension of the privilege to engage in trading activities involving goods, software and technology subject to the US jurisdiction. At April 30, 2014, it is not possible to determine the outcome of this matter, or the significance, if any, to our business, financial condition and results of operations.

Brazilian customs authorities seized one of our helicopters (customs value of $10.0 million) as a result of allegations that we violated Brazilian customs law by failing to ensure our customs agent and the customs agent’s third-party shipping company followed approved routing of the helicopter during transport. We secured release of the helicopter and are disputing through court action any claim for penalties associated with the seizure and the alleged violation. We have preserved our rights by filing a civil action against our customs agent for any losses that may result. At April 30, 2014, it is not possible to determine the outcome of this matter, or the significance, if any, to our business, financial condition and results of operations.

Our Brazilian subsidiary is disputing claims from the Brazilian tax authorities that it was not entitled to certain credits in 2004 and 2007. The tax authorities are seeking up to $4.8 million in additional taxes plus interest and penalties. We believe that based on our interpretation of tax legislation and well established aviation industry practice we are in compliance with all applicable tax legislation and plan to defend this claim vigorously. At April 30, 2014, it is not possible to determine the outcome of this matter or the significance, if any, to our business, financial condition and result of operations.

Our Brazilian subsidiary is also disputing assessments from the municipal governments in Macae and Cabo Frio related to cross-border flights and invoicing. The municipalities are seeking up to $5.0 million in taxes and penalties. We do not believe the Company is liable for these amounts and will continue to dispute these assessments through administrative and judicial processes. At April 30, 2014, it is not possible to determine the outcome of this matter or the significance, if any, to our business, financial condition and result of operations.

In the United Kingdom, the Ministry for Transport is investigating potential wrongdoing involving two ex-employees in conjunction with the SAR-H bid award processes. This arose from our self-reporting potential improprieties by these individuals upon their discovery in 2010. The SAR-H bid process was subsequently canceled. We will continue to cooperate in all aspects

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of the investigation. At April 30, 2014, it is not possible to determine the outcome of this matter, or the significance, if any, to our business, financial condition and results of operations (see note 26(c)).

25. Segment information:

We operate under the following segments:

•   Helicopter Services;

•   Heli-One;

•   Corporate and other.

We have provided information on segment revenues and Adjusted EBITDAR because these are the financial measures used by the Company’s chief operating decision maker (“CODM”) in making operating decisions and assessing performance. Transactions between operating segments are at standard industry rates.

Subsequent to April 30, 2014, we changed our internal reporting structure to allocate certain direct maintenance and supply chain costs previously reported in the Heli-One segment to the Helicopter Services segment. Under the previous reporting, Heli-One provided maintenance services to the Helicopter Services segment under the terms of a PBH contract. Costs incurred by Heli-One to provide services under the PBH contract were reported in the Heli-One segment, whether they related to maintenance costs performed internally by Heli-One or to services contracted from external third parties. Under the new reporting, all third-party maintenance costs are reflected in the Helicopter Services segment. Maintenance services provided by Heli-One to Helicopter Services are separately reflected for each repair or overhaul of engines and components completed (“MRO contract”) as opposed to a PBH contract basis.

The new reporting structure presentation is reflected in the segment results for the fiscal years ended April 30, 2012, 2013 and 2014. The MRO contract services provided by Heli-One to Helicopter Services are accounted for using a percentage completion method. Otherwise, the accounting policies of the segments and the basis of accounting for transactions between segments are the same as those described in the summary of significant accounting policies in Note 2.

Information on segment assets has not been disclosed as this information is not reviewed by the CODM.

The Helicopter Services segment includes flying operations around the world serving offshore oil and gas, EMS/SAR and other industries and the management of the fleet.

Heli-One, the maintenance, repair and overhaul segment, includes facilities in Norway, Canada, Poland, and the United States that provide helicopter repair and overhaul services for our fleet and for an external customer base in Europe, Asia and North America.

Corporate and other includes corporate office costs in various jurisdictions and is not considered a reportable segment.

	For the year ended April 30, 2012
	Helicopter services	Heli-One	Corporate and other	Inter-segment eliminations	Consolidated
Revenue from external customers	$1,526,060	$166,479	$—	$—	$1,692,539
Add: Inter-segment revenues	—	152,620	—	(152,620)	—
Total revenue	1,526,060	319,099	—	(152,620)	1,692,539
Direct costs(i)	(1,066,829)	(284,425)	—	145,514	(1,205,740)
Earnings from equity accounted investees	2,844	—	—	—	2,844
General and administration costs	—	—	(70,108)	—	(70,108)
Adjusted EBITDAR(ii)	462,075	34,674	(70,108)	(7,106)	419,535
Helicopter lease and associated costs	(176,685)	—	—	—	(176,685)
Depreciation					(112,967)
Restructuring costs					(22,511)

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	For the year ended April 30, 2012
	Helicopter services	Heli-One	Corporate and other	Inter-segment eliminations	Consolidated
Asset impairments(iii)					(17,651)
Gain on disposal of assets					8,169
Operating income					97,890
Interest on long-term debt					(116,578)
Foreign exchange gain					1,819
Other financing charges					(15,019)
Income tax expense					(48,225)
Loss from continuing operations					(80,113)
Loss from discontinued operations, net of tax					(16,107)
Net loss					$(96,220)

(i)    Direct costs in the segment information presented excludes helicopter lease and associated costs. In the consolidated statement of operations these costs are combined.

(ii)   Adjusted EBITDAR is defined as earnings before interest, taxes, depreciation, amortization, helicopter lease and associated costs, asset impairments, gain (loss) on disposal of assets, foreign exchange gain (loss) and other financing income (charges) or total revenue plus earnings from equity accounted investees less direct costs, excluding helicopter lease and associated costs, and general and administration expenses.

(iii)  Asset impairments of $17.4 million relate to the Helicopter Services segment and $0.2 million relates to the Corporate and other segment.

	For the year ended April 30, 2013
	Helicopter services	Heli-One	Corporate and other	Inter-segment eliminations	Consolidated
Revenue from external customers	$1,603,403	$140,444	$—	$—	$1,743,847
Add: Inter-segment revenues	—	133,667	—	(133,667)	—
Total revenue	1,603,403	274,111	—	(133,667)	1,743,847
Direct costs(i)	(1,061,294)	(259,587)	—	130,780	(1,190,101)
Earnings from equity accounted investees	4,718	—	—	—	4,718
General and administration costs	—	—	(74,113)	—	(74,113)
Adjusted EBITDAR(ii)	546,827	14,524	(74,113)	(2,887)	484,351
Helicopter lease and associated costs	(201,736)	—	—	—	(201,736)
Depreciation					(131,926)
Restructuring costs					(10,976)
Asset impairments(iii)					(29,981)
Loss on disposal of assets					(15,483)
Operating income					94,249
Interest on long-term debt					(127,199)
Foreign exchange loss					(11,383)
Other financing charges					(18,729)
Income tax expense					(54,452)
Loss from continuing operations					(117,514)
Earnings from discontinued operations, net of tax					1,025
Net loss					$(116,489)
Segment goodwill	$430,462	$—	$—	$—	$430,462

(i)    Direct costs in the segment information presented excludes helicopter lease and associated costs. In the consolidated statement of operations these costs are combined.

(ii)   Adjusted EBITDAR is defined as earnings before interest, taxes, depreciation, amortization, helicopter lease and associated costs, asset impairments, gain (loss) on disposal of assets, foreign exchange gain (loss) and other financing income (charges) or total revenue plus earnings from equity accounted investees less direct costs, excluding helicopter lease and associated costs, and general and administration expenses.

(iii)  Asset impairments of $29.9 million relate to the Helicopter Services segment and $0.1 million relates to Corporate and other segment.

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	For the year ended April 30, 2014
	Helicopter services	Heli-One	Corporate and other	Inter-segment eliminations	Consolidated
Revenue from external customers	$1,617,708	$147,271	$—	$—	$1,764,979
Add: Inter-segment revenues	—	159,906	—	(159,906)	—
Total revenue	1,617,708	307,177	—	(159,906)	1,764,979
Direct costs(i)	(1,110,957)	(277,959)	—	156,772	(1,232,144)
Earnings from equity accounted investees	7,240	—	—	—	7,240
General and administration costs	—	—	(95,087)	—	(95,087)
Adjusted EBITDAR(ii)	513,991	29,218	(95,087)	(3,134)	444,988
Helicopter lease and associated costs	(227,893)	—	—	—	(227,893)
Depreciation					(144,573)
Asset impairments(iii)					(25,933)
Loss on disposal of assets					(6,631)
Operating income					39,958
Interest on long-term debt					(153,222)
Foreign exchange loss					(6,028)
Other financing charges					(23,253)
Income tax expense					(28,374)
Net loss					$(170,919)
Segment goodwill	$432,376	$—	$—	$—	$432,376

(i)    Direct costs in the segment information presented excludes helicopter lease and associated costs. In the consolidated statement of operations these costs are combined.

(ii)   Adjusted EBITDAR is defined as earnings before interest, taxes, depreciation, amortization, helicopter lease and associated costs, asset impairments, gain (loss) on disposal of assets, foreign exchange gain (loss) and other financing income (charges) or total revenue plus earnings from equity accounted investees less direct costs, excluding helicopter lease and associated costs, and general and administration expenses.

(iii)  Asset impairments of $24.8 million relate to the Helicopter Services segment and $1.1 million relates to Corporate and other segment.

Geographic information:

	Revenue
	For the year ended
	April 30, 2012	April 30, 2013	April 30, 2014
Norway	$531,452	$491,938	$520,279
United Kingdom	262,592	306,893	282,919
Australia	213,970	261,424	249,996
Brazil	210,347	282,469	264,815
Asia	93,782	86,949	94,172
Other European Countries	264,156	207,967	213,475
Other Countries	116,240	106,207	139,323
Consolidated total	$1,692,539	$1,743,847	$1,764,979

Revenues by geography are attributed to MRO contracting bases and the location of service for helicopter flying services.

We provide services across different geographic areas to many customers. In the years ended April 30, 2012, 2013 and 2014, revenue from two customers were greater than 10% of our revenue. These customers contributed revenues to Helicopter Services of $450.5 million, $493.0 million and $483.7 million for the years ended April 30, 2012, 2013 and 2014, respectively. As at April 30, 2013 and 2014, these two customers had outstanding accounts receivable balances of $42.0 million and $41.8 million.

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	Property and equipment		Goodwill
	April 30, 2013	April 30, 2014	April 30, 2013	April 30, 2014
Norway	$532,477	$535,038	$39,421	$38,104
United Kingdom	56,074	15,523	85,687	88,899
Australia	151,619	163,872	19,447	17,404
Brazil	66,696	53,938	59,734	59,734
Canada	95,234	107,225	10,718	10,935
Asia	50,408	19,976	16,100	16,100
Other European Countries	17,662	28,342	44,102	46,446
Other Countries	105,084	126,845	155,253	154,754
Consolidated total	$1,075,254	$1,050,759	$430,462	$432,376

Property and equipment is attributed to countries based on the physical location of the asset at the fiscal year end.

26. Subsequent events:

(a) Senior secured note purchase:

In May 2014, one of our subsidiaries purchased $65.0 million of the senior secured notes on the open market at premiums ranging from 8.00% to 9.13%. A loss on debt extinguishment of $7.4 million was incurred.

(b) Definitive agreement for convertible preferred share issuance:

On August 21, 2014, we announced the entry into definitive agreements with funds managed by Clayton, Dubilier & Rice (“CD&R”) for aggregate investment of up to $600.0 million in CHC Group Ltd. through the issuance of convertible preferred shares, or the Preferred Shares. We disclosed descriptions and copies of the definitive agreements in the Current Report on Form 8-K filed with the SEC on August 27, 2014. Consummation of the transactions contemplated by such agreements is subject to the satisfaction of closing conditions, including (i) the approval of the issuance of the preferred shares by the holders of a majority of the outstanding ordinary shares voted in person or by proxy at an extraordinary general meeting of shareholders in a limited time-frame; (ii) expiration or termination of all required waiting periods of applicable competition laws; (iii)obtaining certain required third-party consents; (iv) execution of certain shareholder agreements with CD&R and 6922767 Holding (Cayman) Inc., or CaymanCo, an entity controlled by affiliates of First Reserve Corporation; (v) resignation of one of the directors designated by CaymanCo and taking of all necessary actions by our board of directors for the election of two directors designated by CD&R at or prior to the first closing and taking of all board actions necessary for the election of two additional directors designated by CD&R at or prior to the second closing; and (vi) absence of a material adverse effect, as defined in the relevant agreements. No assurance can be given that we will complete the pending financing transactions on the currently contemplated timetable, or that we will be able to derive the benefits contemplated.

The Preferred Shares offered to the purchaser in the private placement will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

(c) Contingencies:

On July 30, 2014, the UK Treasury Solicitors filed a claim for bid recovery costs of £17.8 million ($30.1 million) against us and other parties involved in our canceled bid. We dispute the bases for the claim and intend to vigorously defend against it.

27. Supplemental condensed consolidated financial information:

The Company and certain of its direct and indirect wholly-owned subsidiaries (the “Guarantor Subsidiaries”) fully and unconditionally guaranteed on a joint and several basis certain outstanding indebtedness of CHC Helicopter S.A., one of our subsidiaries. The following consolidating schedules present financial information as of April 30, 2013 and 2014 and for the years ended April 30, 2012, 2013 and 2014 based on the guarantor structure that was in place at April 30, 2014.

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The Sub-Parent column includes the financial position, results of operations and cash flows of several indirect parent entities of CHC Helicopter S.A. who have not provided guarantees of its debt. The investment in subsidiaries held by these entities is accounted for using the equity method.

The restricted net assets of CHC Group Ltd.’s wholly-owned subsidiaries exceed 25% of the consolidated net assets of the Company. The ability of certain subsidiaries of CHC Group Ltd. to pay dividends and to make loans and advances may be limited due to the restrictive covenants in the agreements governing its subsidiary’s credit arrangements. The restrictions apply to all of the assets of certain subsidiaries of CHC Group Ltd. The condensed parent company financial statements are provided in the following consolidating schedules under the Parent column.

The Parent columns have been prepared in accordance with Rule 12-04, Schedule I of Regulation S-X as the restricted net assets of CHC Group Ltd.’s wholly-owned subsidiaries exceed 25% of the consolidated net assets of the Company. The ability of CHC Group Ltd. to pay dividends and to make loans and advances may be limited due to the restrictive covenants in the agreements governing its subsidiary’s credit arrangements. The restrictions apply to all of the net assets of CHC Group Ltd.’s subsidiaries.

The Parent columns in the condensed consolidated financial information are for CHC Group Ltd. on a standalone basis (the “Parent”) and the equity method of accounting is used to reflect ownership interest in its subsidiary.

The condensed financial statements should be read in conjunction with the consolidated financial statements of CHC Group and subsidiaries and notes thereto. Refer to the consolidated financial statements and notes presented elsewhere herein for additional information and disclosures with respect to these financial statements.

No dividends have been paid to the Parent in any of the last three fiscal years by its subsidiary.

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Balance Sheets as at April 30, 2013

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Assets
Current Assets
Cash and cash equivalents	$—	$87	$3,478	$136,835	$(13,121)	$(3,478)	$123,801
Receivables, net of allowance for doubtful accounts	—	61	113	147,138	170,744	(754)	317,302
Current intercompany receivables	—	—	439,585	505,725	241,723	(1,187,033)	—
Income taxes receivable	—	—	—	362	25,509	—	25,871
Deferred income tax assets	—	—	—	(8)	57	—	49
Inventories	—	—	—	100,263	5,531	—	105,794
Prepaid expenses	—	—	49	10,313	11,906	(49)	22,219
Other assets	—	—	5,593	46,715	93,038	(89,263)	56,083
	—	148	448,818	947,343	535,387	(1,280,577)	651,119
Property and equipment, net	—	—	—	993,911	81,724	(381)	1,075,254
Investments	543,511	538,704	393,062	411,624	18,116	(1,878,121)	26,896
Intangible assets	—	—	—	194,360	3,450	—	197,810
Goodwill	—	—	—	334,129	96,333	—	430,462
Restricted cash	—	—	—	8,172	21,467	—	29,639
Other assets	—	977	29,449	377,211	61,596	(29,444)	439,789
Long-term intercompany receivables	—	29,854	859,564	43,324	449,718	(1,382,460)	—
Deferred income tax assets	—	—	—	10,104	648	—	10,752
Assets held for sale	—	—	—	32,047	—	—	32,047
	$543,511	$569,683	$1,730,893	$3,352,225	$1,268,439	$(4,570,983)	$2,893,768
Liabilities and Shareholders’ Equity
Current Liabilities
Payables and accruals	$13	$1,085	$6,516	$280,998	$138,188	$(6,394)	$420,406
Deferred revenue	—	—	—	18,901	8,751	—	27,652
Income taxes payable	—	87	457	37,416	10,571	(458)	48,073
Current intercompany payables	—	—	35,729	281,132	466,300	(783,161)	—
Deferred income tax liabilities	—	—	—	537	81	—	618
Current facility secured by accounts receivable	—	—	—	—	53,512	—	53,512
Other liabilities	—	25,000	83,596	100,129	6,332	(167,266)	47,791
Current portion of long-term debt obligations	—	—	—	2,138	—	—	2,138
	13	26,172	126,298	721,251	683,735	(957,279)	600,190
Long-term debt obligations	—	—	1,337,303	1,475,087	—	(1,337,303)	1,475,087
Long-term intercompany payables	29,817	—	—	436,282	56,789	(522,888)	—
Deferred revenue	—	—	—	25,910	30,080	—	55,990
Other liabilities	—	—	—	145,566	100,889	—	246,455
Deferred income tax liabilities	—	—	—	9,287	1,340	—	10,627
Total liabilities	29,830	26,172	1,463,601	2,813,383	872,833	(2,817,470)	2,388,349
Redeemable non-controlling interests	—	—	—	—	(8,262)	—	(8,262)
Shareholders’ equity	513,681	543,511	267,292	538,842	403,868	(1,753,513)	513,681
	$543,511	$569,683	$1,730,893	$3,352,225	$1,268,439	$(4,570,983)	$2,893,768

87

Balance Sheets as at April 30, 2014

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Assets
Current Assets
Cash and cash equivalents	$90	$88	$98,067	$315,602	$(13,258)	$(98,067)	$302,522
Receivables, net of allowance for doubtful accounts	—	70	113	128,121	164,661	(626)	292,339
Current intercompany receivables	30,720	—	326,687	549,410	306,659	(1,213,476)	—
Income taxes receivable	—	—	—	159	28,013	—	28,172
Deferred income tax assets	—	—	—	—	60	—	60
Inventories	—	—	—	122,705	8,186	—	130,891
Prepaid expenses	1,046	—	30	6,614	20,023	(30)	27,683
Other assets	—	—	5,356	32,330	217,545	(206,022)	49,209
	31,856	158	430,253	1,154,941	731,889	(1,518,221)	830,876
Property and equipment, net	—	—	—	951,025	100,116	(382)	1,050,759
Investments	656,167	627,534	989,722	590,947	21,546	(2,854,565)	31,351
Intangible assets	—	—	—	174,394	3,469	—	177,863
Goodwill	—	—	—	335,438	96,938	—	432,376
Restricted cash	—	—	—	12,719	18,847	—	31,566
Other assets	—	36	33,245	463,071	56,199	(33,245)	519,306
Long-term intercompany receivables	—	29,817	670,470	59,225	466,397	(1,225,909)	—
Deferred income tax assets	—	—	—	576	2,805	—	3,381
Assets held for sale	—	—	—	26,849	—	—	26,849
	$688,023	$657,545	$2,123,690	$3,769,185	$1,498,206	$(5,632,322)	$3,104,327
Liabilities and Shareholders’ Equity
Current Liabilities
Payables and accruals	$1,086	$98	$19,345	$213,967	$140,186	$(19,341)	$355,341
Deferred revenue	—	—	—	21,578	8,858	—	30,436
Income taxes payable	—	58	410	36,963	4,954	(410)	41,975
Current intercompany payables	5,628	1,222	77,289	357,594	522,210	(963,943)	—
Deferred income tax liabilities	—	—	—	16	82	—	98
Current facility secured by accounts receivable	—	—	—	—	62,596	—	62,596
Other liabilities	—	—	200,709	251,377	4,460	(401,376)	55,170
Current portion of long-term debt obligations	—	—	—	4,107	—	—	4,107
	6,714	1,378	297,753	885,602	743,346	(1,385,070)	549,723
Long-term debt obligations	—	—	1,459,675	1,546,155	—	(1,459,675)	1,546,155
Long-term intercompany payables	29,817	—	—	466,394	59,232	(555,443)	—
Deferred revenue	—	—	—	37,846	43,639	—	81,485
Other liabilities	—	—	—	198,995	88,390	—	287,385
Deferred income tax liabilities	—	—	—	6,659	4,006	—	10,665
Total liabilities	36,531	1,378	1,757,428	3,141,651	938,613	(3,400,188)	2,475,413
Redeemable non-controlling interests	—	—	—	—	(22,578)	—	(22,578)
Shareholders’ equity	651,492	656,167	366,262	627,534	582,171	(2,232,134)	651,492
	$688,023	$657,545	$2,123,690	$3,769,185	$1,498,206	$(5,632,322)	$3,104,327

88

Statements of Operations and Comprehensive Loss for the year ended April 30, 2012

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Revenue	$—	$—	$—	$1,154,778	$1,093,376	$(555,615)	$1,692,539
Operating expenses:
Direct costs	—	—	(2)	(866,202)	(1,071,839)	555,618	(1,382,425)
Earnings (loss) from equity accounted investees	(108,642)	(107,422)	(102,017)	(42,052)	1,178	361,799	2,844
General and administration costs	—	(1,044)	32,223	(37,549)	(31,515)	(32,223)	(70,108)
Depreciation	—	—	—	(98,755)	(14,212)	—	(112,967)
Restructuring costs	—	—	—	(18,359)	(4,152)	—	(22,511)
Asset impairments	—	(236)	—	(16,740)	(675)	—	(17,651)
Gain on disposal of assets	—	—	—	7,335	834	—	8,169
	(108,642)	(108,702)	(69,796)	(1,072,322)	(1,120,381)	885,194	(1,594,649)
Operating income (loss)	(108,642)	(108,702)	(69,796)	82,456	(27,005)	329,579	97,890
Financing income (charges)	—	68	(42,655)	(120,867)	(8,978)	42,654	(129,778)
Loss from continuing operations before income tax	(108,642)	(108,634)	(112,451)	(38,411)	(35,983)	372,233	(31,888)
Income tax recovery (expense)	—	(8)	(3,072)	(52,904)	4,687	3,072	(48,225)
Loss from continuing operations	(108,642)	(108,642)	(115,523)	(91,315)	(31,296)	375,305	(80,113)
Loss from discontinued operations, net of tax	—	—	—	(16,107)	—	—	(16,107)
Net loss	(108,642)	(108,642)	(115,523)	(107,422)	(31,296)	375,305	(96,220)
Net earnings (loss) attributable to:
Controlling interest	(108,642)	(108,642)	(115,523)	(107,422)	(43,718)	375,305	(108,642)
Non-controlling interests	—	—	—	—	12,422	—	12,422
Net loss	$(108,642)	$(108,642)	$(115,523)	$(107,422)	$(31,296)	$375,305	$(96,220)
Comprehensive loss	$(185,439)	$(185,439)	$(190,410)	$(184,219)	$(68,832)	$627,488	$(186,851)

89

Statements of Operations and Comprehensive Loss for the year ended April 30, 2013

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Revenue	$—	$—	$—	$1,127,239	$1,122,076	$(505,468)	$1,743,847
Operating expenses:
Direct costs	—	—	(72)	(810,511)	(1,086,794)	505,540	(1,391,837)
Earnings (loss) from equity accounted investees	(119,436)	(119,079)	(28,933)	34,573	2,571	235,022	4,718
General and administration costs	—	(311)	(1,185)	(64,394)	(9,408)	1,185	(74,113)
Depreciation	—	—	—	(120,466)	(11,460)	—	(131,926)
Restructuring costs	—	—	(16)	(5,126)	(5,850)	16	(10,976)
Asset impairments	—	(58)	—	(29,923)	—	—	(29,981)
Loss on disposal of assets	—	—	—	(12,976)	(2,507)	—	(15,483)
	(119,436)	(119,448)	(30,206)	(1,008,823)	(1,113,448)	741,763	(1,649,598)
Operating income (loss)	(119,436)	(119,448)	(30,206)	118,416	8,628	236,295	94,249
Financing income (charges)	—	23	(90,822)	(199,012)	41,678	90,822	(157,311)
Income (loss) from continuing operations before income tax	(119,436)	(119,425)	(121,028)	(80,596)	50,306	327,117	(63,062)
Income tax expense	—	(11)	(3,556)	(39,508)	(14,933)	3,556	(54,452)
Earnings (loss) from continuing operations	(119,436)	(119,436)	(124,584)	(120,104)	35,373	330,673	(117,514)
Earnings from discontinued operations, net of tax	—	—	—	1,025	—	—	1,025
Net earnings (loss)	(119,436)	(119,436)	(124,584)	(119,079)	35,373	330,673	(116,489)
Net earnings (loss) attributable to:							—
Controlling interest	(119,436)	(119,436)	(124,584)	(119,079)	32,426	330,673	(119,436)
Non-controlling interests	—	—	—	—	2,947	—	2,947
Net earnings (loss)	$(119,436)	$(119,436)	$(124,584)	$(119,079)	$35,373	$330,673	$(116,489)
Comprehensive loss	$(147,675)	$(147,675)	$(150,237)	$(147,318)	$(22,753)	$458,046	$(157,612)

90

Statements of Operations and Comprehensive Loss for the year ended April 30, 2014

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Revenue	$—	$—	$—	$1,155,818	$1,169,475	$(560,314)	$1,764,979
Operating expenses:
Direct costs	—	—	(122)	(865,082)	(1,155,269)	560,436	(1,460,037)
Earnings (loss) from equity accounted investees	(148,349)	(147,895)	44,525	130,025	5,107	123,827	7,240
General and administration costs	(23,104)	(349)	(3,783)	(82,420)	10,785	3,784	(95,087)
Depreciation	—	—	—	(119,808)	(24,765)	—	(144,573)
Asset impairments	(1,115)	—	—	(24,818)	—	—	(25,933)
Loss on disposal of assets	—	—	—	(6,110)	(521)	—	(6,631)
	(172,568)	(148,244)	40,620	(968,213)	(1,164,663)	688,047	(1,725,021)
Operating income (loss)	(172,568)	(148,244)	40,620	187,605	4,812	127,733	39,958
Financing income (charges)	20	(97)	(173,929)	(305,822)	123,398	173,927	(182,503)
Earnings (loss) from continuing operations before income tax	(172,548)	(148,341)	(133,309)	(118,217)	128,210	301,660	(142,545)
Income tax recovery (expense)	—	(8)	(2,768)	(29,678)	1,311	2,769	(28,374)
Net earnings (loss)	(172,548)	(148,349)	(136,077)	(147,895)	129,521	304,429	(170,919)
Net earnings (loss) attributable to:
Controlling interest	(172,548)	(148,349)	(136,077)	(147,895)	127,892	304,429	(172,548)
Non-controlling interests	—	—	—	—	1,629	—	1,629
Net earnings (loss)	$(172,548)	$(148,349)	$(136,077)	$(147,895)	$129,521	$304,429	$(170,919)
Comprehensive income (loss)	$(205,497)	$(181,298)	$(172,754)	$(180,844)	$147,277	$371,782	$(221,334)

91

Cash Flows for the year ended April 30, 2012

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Cash provided by (used in) operating activities	$—	$(7)	$(174,931)	$30,733	$(13,998)	$174,931	$16,728
Financing activities:
Sold interest in accounts receivable, net of collections	—	—	—	—	27,203	—	27,203
Net proceeds from the issuance of capital stock	100,000	100,000	—	100,000	—	(200,000)	100,000
Long-term debt proceeds	—	—	835,000	867,853	—	(835,000)	867,853
Long-term debt repayments	—	—	(780,000)	(786,808)	—	780,000	(786,808)
Increase in deferred financing costs	—	—	(1,033)	(1,033)	—	1,033	(1,033)
Dividends received	—	—	40,000	—	—	(40,000)	—
Long-term intercompany flow-issuance of debt	—	—	71,501	—	—	(71,501)	—
Cash provided by financing activities	100,000	100,000	165,468	180,012	27,203	(365,468)	207,215
Investing activities:
Property and equipment additions	—	—	—	(341,325)	(35,299)	—	(376,624)
Proceeds from disposal of property and equipment	—	—	—	218,253	6	—	218,259
Helicopter deposits net of lease inception refunds	—	—	—	(47,307)	—	—	(47,307)
Restricted cash	—	—	—	536	(13,671)	—	(13,135)
Investment in subsidiaries, net of cash acquired	(100,000)	(100,000)	—	—	—	200,000	—
Cash used in investing activities	(100,000)	(100,000)	—	(169,843)	(48,964)	200,000	(218,807)
Cash provided by (used in) continuing operations	—	(7)	(9,463)	40,902	(35,759)	9,463	5,136
Cash provided by (used in) discontinued operations:
Cash provided by operating activities	—	—	—	2,240	—	—	2,240
Cash used in financing activities	—	—	—	(2,240)	—	—	(2,240)
Cash provided by (used in) discontinued operations	—	—	—	—	—	—	—
Effect of exchange rate changes on cash and cash equivalents	—	—	—	(14,718)	(3,799)	—	(18,517)
Change in cash and cash equivalents during the year	—	(7)	(9,463)	26,184	(39,558)	9,463	(13,381)
Cash and cash equivalents, beginning of the year	—	99	2,692	15,044	53,877	(2,692)	69,020
Cash and cash equivalents, end of the year	$—	$92	$(6,771)	$41,228	$14,319	$6,771	$55,639

92

Cash Flows for the year ended April 30, 2013

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Cash provided by (used in) operating activities	$—	$(5)	$(217,525)	$21,431	$(20,145)	$217,447	$1,203
Financing activities:
Sold interest in accounts receivable, net of collections	—	—	—	—	7,262	—	7,262
Net proceeds from issuance of capital stock	—	—	—	24,922	—	(24,922)	—
Proceeds from issuance of senior secured notes	—	—	202,000	202,000	—	(202,000)	202,000
Long-term debt proceeds	—	—	1,025,000	1,168,745	—	(1,025,000)	1,168,745
Long-term debt repayments	—	—	(1,100,000)	(1,178,035)	—	1,100,000	(1,178,035)
Increase in deferred financing costs	—	—	(3,971)	(3,971)	—	3,971	(3,971)
Related party loans	—	25,000	—	—	—	—	25,000
Long term intercompany flow – issuance (repayment) of debt	—	—	(25,593)	(5,141)	5,141	25,593	—
Dividends paid	—	—	—	(130,338)	—	130,338	—
Cash provided by financing activities	—	25,000	97,436	78,182	12,403	7,980	221,001
Investing activities:
Property and equipment additions	—	—	—	(399,940)	(27,939)	—	(427,879)
Proceeds from disposal of property and equipment	—	—	—	342,424	10,917	—	353,341
Helicopter deposits net of lease inception refunds	—	—	—	(71,675)	—	—	(71,675)
Investments in subsidiaries	—	(25,000)	—	—	—	25,000	—
Restricted cash	—	—	—	(2,211)	(3,542)	—	(5,753)
Dividends received	—	—	130,338	130,338	—	(260,676)	—
Cash provided by (used in) investing activities	—	(25,000)	130,338	(1,064)	(20,564)	(235,676)	(151,966)
Cash provided by (used in) continuing operations	—	(5)	10,249	98,549	(28,306)	(10,249)	70,238
Cash provided by (used in) discontinued operations:
Cash provided by operating activities	—	—	—	1,025	—	—	1,025
Cash used in financing activities	—	—	—	(1,025)	—	—	(1,025)
Cash provided by (used in) discontinued operations	—	—	—	—	—	—	—
Effect of exchange rate changes on cash and cash equivalents	—	—	—	(2,942)	866	—	(2,076)
Change in cash and cash equivalents during the year	—	(5)	10,249	95,607	(27,440)	(10,249)	68,162
Cash and cash equivalents, beginning of the year	—	92	(6,771)	41,228	14,319	6,771	55,639
Cash and cash equivalents, end of the year	$—	$87	$3,478	$136,835	$(13,121)	$(3,478)	$123,801

93

Cash Flows for the year ended April 30, 2014

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Cash provided by (used in) operating activities	$(34,769)	$1	$107,015	$26,289	$23,838	$(110,045)	$12,329
Financing activities:
Sold interest in accounts receivable, net of collections	—	—	—	—	8,122	—	8,122
Net proceeds from issuance of capital stock	317,804	282,945	282,945	342,945	—	(908,835)	317,804
Proceeds from issuance of senior unsecured notes	—	—	300,000	300,000	—	(300,000)	300,000
Long-term debt proceeds	—	—	710,000	760,000	—	(710,000)	760,000
Long-term debt repayments	—	—	(760,000)	(889,527)	—	760,000	(889,527)
Redemption of senior secured notes	—	—	(133,900)	(133,900)	—	133,900	(133,900)
Increase in deferred financing costs	—	—	(14,296)	(14,296)	—	14,296	(14,296)
Long term intercompany flow – issuance (repayment) of debt	—	—	202,568	(13,434)	13,434	(202,568)	—
Dividends paid	—	—	—	(85,148)	—	85,148	—
Related party loans	—	(25,148)	—	—	—	—	(25,148)
Cash provided by financing activities	317,804	257,797	587,317	266,640	21,556	(1,128,059)	323,055
Investing activities:
Property and equipment additions	—	—	—	(604,109)	(45,674)	3,030	(646,753)
Proceeds from disposal of property and equipment	—	—	—	617,384	898	—	618,282
Helicopter deposits net of lease inception refunds	—	—	—	(112,469)	—	—	(112,469)
Investment in subsidiaries	(282,945)	(342,945)	(700,000)	—	—	1,325,890	—
Restricted cash	—	—	—	(3,195)	3,492	—	297
Dividends received	—	85,148	100,257	—	—	(185,405)	—
Cash used in investing activities	(282,945)	(257,797)	(599,743)	(102,389)	(41,284)	1,143,515	(140,643)
Cash provided by operations	90	1	94,589	190,540	4,110	(94,589)	194,741
Effect of exchange rate changes on cash and cash equivalents	—	—	—	(11,773)	(4,247)	—	(16,020)
Change in cash and cash equivalents during the year	90	1	94,589	178,767	(137)	(94,589)	178,721
Cash and cash equivalents, beginning of the year	—	87	3,478	136,835	(13,121)	(3,478)	123,801
Cash and cash equivalents, end of the year	$90	$88	$98,067	$315,602	$(13,258)	$(98,067)	$302,522

94

PART IV

Item 15. Exhibit and Financial Statement Schedules

(a) The following documents are filed as part of or are included in this Amended 10-K:

1.  Financial Statements. See Index to Consolidated Financial Statements on page 75 of this Amended 10-K.

2.  Financial Statement Schedules Schedule II—Valuation and qualifying accounts was omitted as the required disclosures are included in Note 10 to the Consolidated Financial Statements.

All other schedules are omitted since the information required is not applicable or is shown in the Consolidated Financial Statements or notes thereto.

3.  Schedule I of Regulation S-X. The condensed parent company financial statements as required to be prepared in accordance with Rule 12-04, Schedule I of Regulation S-X have been not been presented separately as the information required by Schedule 1 is provided in the Parent column, as described in Note 27 of the audited annual consolidated financial statements, provided in this Amended 10-K.

4.  List of Exhibits. The Exhibits filed as part of this Amended 10-K, or incorporated by reference, are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference.

95

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 15th of September, 2014.

CHC GROUP LTD.
(Registrant)

By:	*
	Name:	William Amelio
	Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of l934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	Signature	Title	Date
	*	President, Chief Executive Officer and Director	September 15, 2014
	William Amelio	(Principal Executive Officer)

	*	Chief Financial Officer	September 15, 2014
	Joan S. Hooper	(Principal Financial Officer)

	*	Chief Accounting Officer	September 15, 2014
	Rebecca Camden	(Principal Accounting Officer)

	*	Director	September 15, 2014
Francis S. Kalman

	*	Director	September 15, 2014
Jonathan Lewis

	*	Director	September 15, 2014
William E. Macaulay

	*	Director	September 15, 2014
John Mogford

	*	Director	September 15, 2014
Jeffrey K. Quake

	*	Director	September 15, 2014
Dod E. Wales

*By	/s/ Russ Hill
Russ Hill
Attorney-in-fact

96

EXHIBIT INDEX

		Incorporated by Reference
Exhibit No.	Exhibit Description	Form	SEC File No.	Exhibit	Filing Date	Filed Herewith
3.1	Amended and Restated Memorandum and Articles of Association	S-1/A	333-191268	3.1	1/6/2014
4.1	Indenture, dated as of May 13, 2013, among CHC Helicopter S.A., the Guarantors named therein, and The Bank of New York Mellon, as Trustee, governing the 9.375% Senior Notes due 2021.	8-K	333-179072	4.1	5/14/2013
4.2	Form of 9.375% Senior Notes due 2021 (included in Exhibit 4.1).	8-K	333-179072	4.1	5/14/2013
4.3	Indenture, dated as of October 4, 2010, among CHC Helicopter S.A., the Guarantors named therein, HSBC Corporate Trustee Company (UK) Limited, as Collateral Agent, and The Bank of New York Mellon, as Trustee, governing the 9.250% Senior Secured Notes due 2020.	S-4	333-179072	4.1	1/18/2012
4.4	Form of 9.250% Senior Secured Notes due 2020 (included in Exhibit 4.3)	S-4	333-179072	4.2	1/18/2012
4.5	Collateral Agent and Administrative Agent Appointment Deed, dated October 4, 2010, among HSBC Bank plc, as Administrative Agent, The Bank of New York Mellon, as Notes Trustee, the Grantors identified therein, the Lenders identified therein, the Arrangers identified therein, and HSBC Corporate Trust Company (UK) Limited, as Collateral Agent.	S-4	333-179072	4.4	1/18/2012
4.6	First Supplemental Indenture, dated as of February 20, 2012, among CHC Global Operations Canada (2008) Inc., CHC Helicopter S.A., the Guarantors named therein, HSBC Corporate Trustee Company (UK) Limited, as Collateral Agent, and The Bank of New York Mellon, as Trustee, governing the 9.250% Senior Secured Notes due 2020.	S-4/A	333-179072	4.5	3/28/2012
4.7	Intercreditor Agreement, dated as of October 4, 2010, among CHC Helicopter S.A., the other Grantors party thereto, HSBC Corporate Trustee Company (UK) Limited, as Initial Collateral Agent, HSBC Bank plc, as Administrative Agent, The Bank of New York Mellon, as Indenture Trustee, and each Additional Collateral Agent from time to time party thereto.	S-4/A	333-179072	4.6	5/9/2012
4.8	First Supplemental Indenture, dated as of January 31, 2014, among CHC Group Ltd., CHC Helicopter S.A., each other existing Guarantor referred to therein, and The Bank of New York Mellon, as trustee, governing the 9.375% senior unsecured notes due 2021.	8-K	001-36261	4.2	2/5/2014
4.9	Second Supplemental Indenture, dated as of January 31, 2014, among CHC Group Ltd., CHC Helicopter S.A., each other existing Guarantor referred to therein, HSBC Corporate Trustee Company (UK) Limited, as collateral agent, and The Bank of New York Mellon, as trustee, governing the 9.250% Senior Secured Notes due 2020.	8-K	001-36261	4.1	2/5/2014

97

		Incorporated by Reference
Exhibit No.	Exhibit Description	Form	SEC File No.	Exhibit	Filing Date	Filed Herewith
4.10	Form of Shareholders’ Agreement.	S-1/A	333-191268	10.26	12/19/2013
4.11	Form of Registration Rights Agreement.	S-1/A	333-191268	10.27	12/19/2013
10.1	Credit Agreement, dated as of January 23, 2014, among CHC Group Ltd., 6922767 Holdings S.À R.L.,CHC Helicopter Holdings S.À R.L., CHC Helicopter S.A., the Lenders party thereto, HSBC Bank Plc, HSBC Corporate Trustee Company (UK) Limited, HSBC Bank Canada, J.P. Morgan Securities LLC, Barclays Bank Plc, RBC Capital Markets and UBS Securities LLC.	8-K	001-36261	10.1	1/29/2014
10.2	Guarantee, dated and effective as of October 4, 2010, by each of the signatories thereto and each of the other entities that becomes a party thereto, in favor of HSBC Bank plc, as Administrative Agent, for the benefit of the Secured Parties.	S-4	333-179072	10.2	1/18/2012
10.3†	Contract for the Supply of Sixteen EC225 Helicopters and Ten Optional EC255 Helicopters with Related Services, dated as of March 1, 2007, between Eurocopter S.A.S. and Heli-One, a division of CHC Helicopters International Inc.	S-4/A	333-179072	10.3	4/19/2012
10.4†	Sale Purchase Agreement for the Supply of Twenty Firm EC225 Helicopters and Four Optional EC255 Helicopters with Related Services, dated as of September 13, 2011, between Eurocopter S.A.S. and CHC Leasing (Ireland) Limited	S-4/A	333-179072	10.4	4/19/2012
10.5†	Framework Agreement, dated as of October 31, 2007, between Augusta S.p.A. and CHC Helicopters International Inc.	S-4/A	333-179072	10.5	4/19/2012
10.6†	S-92 New Helicopter Sales Agreement, dated as of September 9, 2013, between Sikorsky International Operations, Inc. and CHC Helicopters (Barbados) Limited	S-1/A	333-191268	10.6	12/19/2013
10.7*	Form of Amended and Restated 2011 Management Equity Plan of 6922767 Holding (Cayman) Inc.	S-1/A	333-191268	10.7	12/19/2013
10.8*	Form of 2011 Restricted Share Unit Grant Agreement of 6922767 Holding (Cayman) Inc.	S-4	333-179072	10.8	1/18/2012
10.9*	Form of 2011 Subscription Agreement of 6922767 Holding (Cayman) Inc.	S-4	333-179072	10.9	1/18/2012
10.10*	Form of Restricted Share Unit Grant Agreement between 6922767 Holding (Cayman) Inc. and Jonathan James Muschamp Lewis	S-1/A	333-191268	10.13	12/19/2013
10.11*	Form of Employment Agreement between CHC Group Ltd. and William J. Amelio	S-1/A	333-191268	10.19	12/19/2013
10.12*	Form of Employment Agreement between CHC Group Ltd. and other named executive officers	S-1/A	333-191268	10.20	12/19/2013
10.13*	2013 Omnibus Incentive Plan of CHC Group Ltd.	S-8	333-193518	4.2	1/23/2014
10.14*	Form of Restricted Share Agreement of CHC Group Ltd. (Time Vesting)	S-1/A	333-191268	10.22	12/19/2013
10.15*	Form of Restricted Share Agreement of CHC Group Ltd. (Performance Vesting)	S-1/A	333-191268	10.23	1/13/2014

98

		Incorporated by Reference
Exhibit No.	Exhibit Description	Form	SEC File No.	Exhibit	Filing Date	Filed Herewith
10.16*	Form of Nonqualified Stock Option Agreement of CHC Group Ltd. (Time Vesting)	S-1/A	333-191268	10.24	12/19/2013
10.17*	Form of Nonqualified Stock Option Agreement of CHC Group Ltd. (Performance Vesting)	S-1/A	333-191268	10.25	12/19/2013
10.18*	2013 Employee Share Purchase Plan	S-8	333-193518	4.7	1/23/2014
10.19*	Form of Restricted Share Unit Agreement of CHC Group Ltd. (Performance Vesting)	S-1/A	333-191268	10.30	1/6/2014
10.20*	Form of Nonqualified Stock Option Agreement of CHC Group Ltd.	S-1/A	333-191268	10.31	1/10/2014
10.21*	Form of Restricted Share Unit Agreement of CHC Group Ltd.	S-1/A	333-191268	10.32	1/10/2014
12.1	Computation of Ratio of Earnings to Fixed Charges	10-K	001-36261	12.1	7/10/2014
21.1	Schedule of Subsidiaries of Registrant	S-1	333-191268	21.1	9/19/2013
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm					X
23.2	Consent of Ascend Worldwide Group Holdings Limited	10-K	001-36261	23.2	7/10/2014
23.3	Consent of HeliValue$, Inc.	10-K	001-36261	23.3	7/10/2014
24.1	Power of Attorney	10-K	001-36261	24.1	7/10/2014
31.1	Certification of Chief Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002					X
31.2	Certification of Chief Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002					X
32.1	Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002					X
32.2	Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002					X
101.INS §	XBRL Instance Document.					X
101.SCH §	XBRL Taxonomy Extension Schema Document.					X
101.CAL §	XBRL Taxonomy Extension Calculation Linkbase Document.					X
101.DEF §	XBRL Taxonomy Extension Definition Linkbase Document.					X
101.LAB §	XBRL Taxonomy Extension Labels Linkbase Document.					X
101.PRE §	XBRL Taxonomy Extension Presentation Linkbase Document.					X

*      Constitutes management contract or compensatory contract.

†      Confidential information has been omitted from this exhibit and filed separately with the SEC pursuant to a confidential treatment request under Rule 406.

§      In accordance with Rule 406T of Regulation S-T, the information in these exhibits, when filed, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

99

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Quarterly Period Ended July 31, 2014

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                      to                     .

Commission File Number: 001-36261

CHC Group Ltd.
(Exact name of registrant as specified in its charter)

Cayman Islands	98-0587405
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

190 Elgin Avenue
George Town
Grand Cayman, KY1-9005
Cayman Islands
(Address of principal executive offices, zip code)

(604) 276-7500
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (Section 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer
Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

As of July 31, 2014, there were 80,597,912 ordinary shares issued and outstanding, excluding unvested restricted shares of 744,501.

CHC GROUP LTD.

QUARTERLY REPORT ON FORM 10-Q
FOR THE QUARTER ENDED
July 31, 2014

2

PART I—FINANCIAL INFORMATION

TRADEMARKS

CHC Helicopter and the CHC Helicopter logo are trademarks of CHC Capital (Barbados) Ltd, a wholly owned subsidiary of CHC Group Ltd. All other trademarks and service marks appearing in this Quarterly Report on Form 10-Q are the property of their respective holders. All rights reserved. The absence of a trademark or service mark or logo from this Quarterly Report on Form 10-Q does not constitute a waiver of trademark or other intellectual property rights of CHC Group Ltd., its subsidiaries, affiliates, licensors or any other persons.

GLOSSARY

Deepwater	Water depths of approximately 4,500 feet to 7,499 feet.

Embedded equity

Embedded equity, an intangible asset, represents the amount by which the estimated market value of a leased helicopter exceeded the leased helicopter purchase option price at September 16, 2008, the acquisition date of the predecessor of our wholly owned subsidiary by First Reserve Management, L.P. (or First Reserve). Embedded equity is assessed on an ongoing basis for impairment. Impairment, if any, is recognized in the consolidated statements of operations.

EMS	Emergency medical services.

Heavy helicopter

A category of twin-engine helicopters that requires two pilots, can accommodate 16 to 26 passengers and can operate under instrument flight rules, which allow daytime and nighttime flying in a variety of weather conditions. The greater passenger capacity, larger cabin, longer flight range, and ability to operate in adverse weather conditions make heavy helicopters more suitable than single engine helicopters for offshore support. Heavy helicopters are generally utilized to support the oil and gas sector, construction and forestry industries and SAR and EMS customer requirements.

Average HE count

Our heavy and medium helicopters, including owned and leased, are weighted at 100% and 50%, respectively, to arrive at a single HE count, excluding helicopters that are expected to be retired from the fleet. The average HE count for a period is calculated using a weighted average of the HE count for the beginning and end of each quarter included in that period.

HE Rate

The Heavy Equivalent Rate, or the HE Rate, is the third-party operating revenue from the Helicopter Services segment (excluding reimbursable revenue) divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet.

Long-term contracts	Contracts of three years or longer in duration.

Medium helicopter

A category of twin-engine helicopters that generally requires two pilots, can accommodate eight to 15 passengers and can operate under instrument flight rules, which allow daytime and nighttime flying in a variety of weather conditions. The greater passenger capacity, longer flight range, and ability to operate in adverse weather conditions make medium helicopters more suitable than single engine helicopters for offshore support. Medium helicopters are generally utilized to support the oil and gas sector, construction and forestry industries and SAR and EMS customer bases in certain jurisdictions. Medium helicopters can also be used to support the utility and mining sectors, as well as certain parts of the construction and forestry industries, where transporting a smaller number of passengers or carrying light loads over shorter distances is required.

MRO	Maintenance, repair and overhaul.

3

New technology

When used herein to classify our helicopters, a category of higher-value, recently produced, more sophisticated and more comfortable helicopters, including Airbus Helicopters (formerly Eurocopter) EC225, EC135, EC145 and EC155; AgustaWestland’s AW139; and Sikorsky’s S76C+, S76C++ and S92A.

OEM	Original equipment manufacturer.

PBH

Power-by-the-hour. A program where a helicopter operator pays a fee per flight hour to an MRO provider as compensation for repair and overhaul of components required in order for the helicopter to maintain an airworthy condition.

Rotables	Helicopter parts that can be repaired and reused such that they typically have an expected life approximately equal to the helicopters they support.

SAR	Search and rescue.

Ultra-deepwater	Water depths of approximately 7,500 feet or more.

4

ITEM 1. FINANCIAL STATEMENTS

CHC Group Ltd.

Consolidated Balance Sheets

(Expressed in thousands of United States dollars except share and per share information)
(Unaudited)

	April 30, 2014	July 31, 2014
Assets
Current assets:
Cash and cash equivalents	$302,522	$119,928
Receivables, net of allowance for doubtful accounts of $2.3 million and $2.8 million, respectively	292,339	292,109
Income taxes receivable	28,172	30,559
Deferred income tax assets	60	128
Inventories (note 4)	130,891	133,611
Prepaid expenses	27,683	29,953
Other assets (note 5)	49,209	48,444
	830,876	654,732
Property and equipment, net	1,050,759	1,062,975
Investments	31,351	33,202
Intangible assets	177,863	175,984
Goodwill	432,376	426,410
Restricted cash	31,566	29,462
Other assets (note 5)	519,306	518,944
Deferred income tax assets	3,381	2,925
Assets held for sale (note 3)	26,849	28,866
	$3,104,327	$2,933,500
Liabilities and Shareholders’ Equity
Current liabilities:
Payables and accruals	$355,341	$341,197
Deferred revenue	30,436	38,988
Income taxes payable	41,975	43,690
Deferred income tax liabilities	98	157
Current facility secured by accounts receivable (note 2)	62,596	51,749
Other liabilities (note 6)	55,170	54,507
Current portion of long-term debt obligations (note 7)	4,107	3,654
	549,723	533,942
Long-term debt obligations (note 7)	1,546,155	1,480,604
Deferred revenue	81,485	79,863
Other liabilities (note 6)	287,385	273,889
Deferred income tax liabilities	10,665	11,009
Total liabilities	2,475,413	2,379,307
Redeemable non-controlling interests (note 2)	(22,578)	(15,216)
Capital stock: Par value $0.0001 (note 9):
Authorized: 2,000,000,000; Issued: 80,519,484 and 80,597,912	8	8
Additional paid-in capital (notes 9 and 10)	2,039,371	2,042,602
Deficit	(1,265,103)	(1,307,203)
Accumulated other comprehensive loss	(122,784)	(165,998)
	651,492	569,409
	$3,104,327	$2,933,500

See accompanying notes to interim consolidated financial statements.

See table in Note 2(a)(i) for certain amounts included in the Consolidated Balance Sheets related to variable interest entities.

5

CHC Group Ltd.

Consolidated Statements of Operations

(Expressed in thousands of United States dollars except share and per share information)
(Unaudited)

	Three months ended
	July 31, 2013	July 31, 2014
Revenue	$414,931	$460,648
Operating expenses:
Direct costs	(343,106)	(394,547)
Earnings from equity accounted investees	2,391	2,677
General and administration costs	(18,116)	(21,662)
Depreciation	(32,057)	(33,725)
Asset impairments (notes 3 and 5)	(7,324)	(275)
Loss on disposal of assets	(1,122)	(5,259)
	(399,334)	(452,791)
Operating income	15,597	7,857
Interest on long-term debt	(38,708)	(34,872)
Foreign exchange gain (loss)	(13,087)	4,908
Other financing income (charges) (note 8)	5,823	(4,325)
Loss before income tax	(30,375)	(26,432)
Income tax expense (note 11)	(5,308)	(7,887)
Net loss	$(35,683)	$(34,319)
Net earnings (loss) attributable to:
Controlling interest	$(38,331)	$(42,100)
Non-controlling interests	2,648	7,781
Net loss	$(35,683)	$(34,319)

Net loss per ordinary share attributable to controlling interest - basic and diluted (note 9)	$(0.82)	$(0.52)

Weighted average number of shares outstanding - basic and diluted	46,519,484	80,530,687

See accompanying notes to interim consolidated financial statements.

CHC Group Ltd.

Consolidated Statements of Comprehensive Loss

(Expressed in thousands of United States dollars)
(Unaudited)

	Three months ended
	July 31, 2013	July 31, 2014
Net loss	$(35,683)	$(34,319)
Other comprehensive income (loss):
Net foreign currency translation adjustments	(28,037)	(44,202)
Net change in defined benefit pension plan, net of income tax	343	374
Comprehensive loss	$(63,377)	$(78,147)
Comprehensive income (loss) attributable to:
Controlling interest	$(65,433)	$(85,314)
Non-controlling interests	2,056	7,167
Comprehensive loss	$(63,377)	$(78,147)

See accompanying notes to interim consolidated financial statements.

6

CHC Group Ltd.

Consolidated Statements of Cash Flows
(Expressed in thousands of United States dollars)
(Unaudited)

	Three months ended
	July 31, 2013	July 31, 2014
Cash provided by (used in):
Operating activities:
Net loss	$(35,683)	$(34,319)
Adjustments to reconcile net loss to cash flows provided by (used in) operating activities:
Depreciation	32,057	33,725
Loss on disposal of assets	1,122	5,259
Asset impairments	7,324	275
Earnings from equity accounted investees less dividends received	(2,391)	(2,174)
Deferred income taxes	1,613	1,065
Non-cash stock-based compensation expense	117	3,231
Amortization of lease related fixed interest rate obligations	(547)	(91)
Amortization of long-term debt and lease deferred financing costs and debt extinguishment	2,595	10,017
Non-cash accrued interest income on funded residual value guarantees	(1,712)	(1,348)
Mark to market gain on derivative instruments	(14,764)	(8,408)
Non-cash defined benefit pension expense (income) (note 12)	98	(207)
Defined benefit contributions and benefits paid	(17,686)	(17,127)
Increase to deferred lease financing costs	(1,724)	(1,278)
Unrealized loss (gain) on foreign currency exchange translation	8,937	(5,990)
Other	3,044	1,215
Decrease in cash resulting from changes in operating assets and liabilities (note 14)	(26,671)	(15,090)
Cash used in operating activities	(44,271)	(31,245)
Financing activities:
Sold interest in accounts receivable, net of collections	(6,446)	(9,146)
Proceeds from issuance of senior unsecured notes	300,000	—
Long-term debt proceeds	100,000	70,000
Long-term debt repayments	(225,948)	(71,371)
Redemption of senior secured notes	—	(70,620)
Increase in deferred financing costs	(5,902)	—
Related party loans (note 16(c))	(25,148)	—
Cash provided by (used in) financing activities	136,556	(81,137)
Investing activities:
Property and equipment additions	(104,385)	(125,879)
Proceeds from disposal of property and equipment	46,163	69,198
Helicopter deposits net of lease inception refunds	(27,947)	(14,780)
Restricted cash	(4,852)	1,605
Cash used in investing activities	(91,021)	(69,856)
Effect of exchange rate changes on cash and cash equivalents	(10,410)	(356)
Change in cash and cash equivalents during the period	(9,146)	(182,594)
Cash and cash equivalents, beginning of period	123,801	302,522
Cash and cash equivalents, end of period	$114,655	$119,928

See accompanying notes to interim consolidated financial statements.

7

CHC Group Ltd.

Consolidated Statements of Shareholders’ Equity (note 9)
(Expressed in thousands of United States dollars)
(Unaudited)

Three months ended July 31, 2013	Capital stock	Additional paid-in capital	Deficit	Accumulated other comprehensive loss	Total shareholders’ equity	Redeemable non- controlling interests
April 30, 2013	$5	$1,696,066	$(1,092,555)	$(89,835)	$513,681	$(8,262)
Foreign currency translation	—	—	—	(27,120)	(27,120)	(917)
Stock-based compensation expense (note 10)	—	117	—	—	117	—
Defined benefit plan, net of income tax	—	—	—	18	18	325
Net earnings (loss)	—	—	(38,331)	—	(38,331)	2,648
July 31, 2013	$5	$1,696,183	$(1,130,886)	$(116,937)	$448,365	$(6,206)

Three months ended July 31, 2014	Capital stock	Additional paid-in capital	Deficit	Accumulated other comprehensive loss	Total shareholders’ equity	Redeemable non- controlling interests
April 30, 2014	$8	$2,039,371	$(1,265,103)	$(122,784)	$651,492	$(22,578)
Capital contribution by shareholder (note 2)	—	—	—	—	—	195
Foreign currency translation	—	—	—	(43,443)	(43,443)	(759)
Stock-based compensation expense (note 10)	—	3,231	—	—	3,231	—
Defined benefit plan, net of income tax	—	—	—	229	229	145
Net earnings (loss)	—	—	(42,100)	—	(42,100)	7,781
July 31, 2014	$8	$2,042,602	$(1,307,203)	$(165,998)	$569,409	$(15,216)

See accompanying notes to interim consolidated financial statements.

8

CHC Group Ltd.

Notes to Interim Consolidated Financial Statements (Unaudited)

(Tabular amounts expressed in thousands of United States dollars unless otherwise noted, except share and per share information)

1. Significant accounting policies:

(a) Basis of presentation:

The unaudited interim consolidated financial statements (“interim financial statements”) include the accounts of CHC Group Ltd. and its subsidiaries (the “Company”, “we”, “us” or “our”) after elimination of all significant intercompany accounts and transactions. The interim financial statements are presented in United States dollars and have been prepared in accordance with the United States Generally Accepted Accounting Principles (“US GAAP”) for interim financial information. Accordingly, the interim financial statements do not include all of the information and disclosures for complete financial statements.

In the opinion of management, these financial statements contain all adjustments, consisting of normal recurring accruals, necessary to present fairly the financial position, results of operations and cash flows for the periods indicated. Results of operations for the periods presented are not necessarily indicative of results of operations for the entire year.

The financial information as of April 30, 2014 is derived from our annual audited consolidated financial statements and notes for the fiscal year ended April 30, 2014. These interim financial statements should be read in conjunction with our consolidated financial statements and related notes for the fiscal year ended April 30, 2014, which are included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2014 which was filed with the SEC on July 10, 2014.

(b) Foreign currency:

The currencies which most influence our foreign currency translations and the relevant exchange rates were:

	Three months ended
	July 31, 2013	July 31, 2014
Average rates:
£/US $	1.531101	1.693993
CAD/US $	0.970403	0.924214
NOK/US $	0.169238	0.164972
AUD/US $	0.949830	0.934843
€/US $	1.308394	1.361830
Period end rates:
£/US $	1.518227	1.688797
CAD/US $	0.972101	0.918274
NOK/US $	0.169340	0.159045
AUD/US $	0.895888	0.930028
€/US $	1.329348	1.338935

(c) Recent accounting pronouncements adopted in the year:

On May 1, 2014, we adopted the accounting guidance on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax loss or tax credit carryforward exists. This new guidance did not have an impact on our consolidated financial statements.

9

(d) Recent accounting pronouncements not yet adopted:

Revenue recognition:

In May 2014, the FASB issued a comprehensive new revenue recognition standard which will supersede previous existing revenue recognition guidance. The standard creates a five-step model for revenue recognition to achieve the objective of recognizing revenue to depict the transfer of goods or services to a customer at an amount that reflects the consideration it expects to receive in exchange for those goods or services. The five-step model includes (1) identifying the contract, (2) identifying the separate performance obligations in the contract, (3) determining the transaction price, (4) allocating the transaction price to the separate performance obligations and (5) recognizing revenue when each performance obligation has been satisfied. The standard also requires expanded disclosures surrounding revenue recognition. The standard is effective for fiscal periods beginning after December 15, 2016 and early adoption is not permitted. Accordingly, we will adopt the standard on May 1, 2017. Companies are allowed to use either full retrospective or modified retrospective adoption. We are currently evaluating which transition approach to use and the impact of the adoption of this standard on our consolidated financial statements.

Share-based compensation:

In June 2014, the FASB issued guidance for accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The amendment requires that a performance target that effects vesting and that could be achieved after requisite service period be treated as a performance condition. The performance target should not be reflected in estimating the grant-date fair value of the award. Compensation cost should be recognized in the period in which it becomes probable that such performance condition would be achieved and should represent the compensation cost attributable to the period(s) for which the requisite service has already been rendered. The requisite service period ends when the employee can cease rendering service and still be eligible to vest in the award if the performance target is achieved. The standard is effective for fiscal periods beginning after December 15, 2015, and interim periods therein and early application is permitted. We will adopt the standard on May 1, 2016. We are currently evaluating the impact of the adoption of this standard on our consolidated financial statements.

Going concern:

In August 2014, the FASB issued a new standard that requires management to evaluate whether there are conditions or events that raise substantial doubt about an entity’s ability to continue as a going concern and to provide disclosures when certain criteria are met. The standard is effective for fiscal periods beginning after December 15, 2016, and interim periods therein and early application is permitted. We will adopt the standard on May 1, 2017. We do not expect the standard to have a material impact on our consolidated financial statements.

2. Variable interest entities:

(a) VIEs of which we are the primary beneficiary:

(i) Local ownership VIEs:

Certain areas of operations are subject to local governmental regulations that may limit foreign ownership of aviation companies. Accordingly, operations in certain jurisdictions may require the establishment of local ownership entities that are considered to be VIEs. The nature of our involvement with consolidated local ownership entities is as follows:

Note 3 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2014 contains a description of our principal involvement with VIEs and the accounting policies regarding determination of whether we are deemed to be the primary beneficiary. As of July 31, 2014, there have been no significant changes in either the nature of our involvement with, or the accounting policies associated with the analysis of, VIEs as described in our Annual Report on Form 10-K for the fiscal year ended April 30, 2014.

The following table shows the redeemable non-controlling interests relating to the local ownership VIEs that are included in the consolidated financial statements.

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	April 30, 2014	July 31, 2014
EEA Helicopters Operations B.V.	$(24,100)	$(16,933)
Atlantic Aviation Limited and Atlantic Aviation FZE	1,522	1,717
	$(22,578)	$(15,216)

Financial information of local ownership VIEs

All of the local ownership VIEs and their subsidiaries have the same purpose and are exposed to similar operational risks and are monitored on a similar basis by management. As such, the financial information reflected on the consolidated balance sheets and statements of operations for all local ownership VIEs has been presented in the aggregate below, including intercompany amounts with other consolidated entities:

	April 30, 2014	July 31, 2014
Cash and cash equivalents	$61,272	$2,772
Receivables, net of allowance	95,899	100,859
Other current assets	59,883	59,096
Goodwill	72,899	72,932
Other long-term assets	127,637	138,770
Total assets	$417,590	$374,429
Payables and accruals	$115,686	$98,252
Intercompany payables	305,843	185,764
Other current liabilities	36,111	28,993
Accrued pension obligations	67,410	60,558
Long-term intercompany payables	15,900	115,384
Other long-term liabilities	51,498	48,656
Total liabilities	$592,448	$537,607

	Three months ended
	July 31, 2013	July 31, 2014
Revenue	$256,178	$300,506
Net earnings (loss)	(3,025)	13,701

(ii) Accounts receivable securitization:

As described in Note 3(a)(ii) of the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2014, we enter into trade receivables securitization transactions to raise financing, through the sale of pools of receivables, or beneficial interests therein, to a VIE, Finacity Receivables – CHC 2009, LLC (“Finacity”), which we have determined we are required to consolidate as we are the primary beneficiary.

The following table shows the assets and the associated liabilities related to our secured debt arrangements that are included in the consolidated financial statements:

	April 30, 2014	July 31, 2014
Restricted cash	$7,339	$10,238
Transferred receivables	83,022	73,085
Current facility secured by accounts receivable	62,596	51,749

(iii) Trinity Helicopters Limited:

As at July 31, 2014, we leased two helicopters from Trinity Helicopters Limited (“Trinity”), an entity considered to be a VIE.

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(b) VIEs of which we are not the primary beneficiary:

(i) Local ownership VIEs:

Thai Aviation Services (“TAS”)

As described in Note 3(b)(i) of the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2014, we have a 29.9% interest in the ordinary shares of TAS, which we have determined to be a VIE that we are not required to consolidate as we are not the primary beneficiary.

The following table summarizes the amounts recorded for TAS in the consolidated balance sheets:

	April 30, 2014		July 31, 2014
	Carrying amounts	Maximum exposure to loss	Carrying amounts	Maximum exposure to loss
Receivables, net of allowances	$4,962	$4,962	$8,360	$8,360
Equity method investment	21,548	21,548	23,792	23,792

As of July 31, 2013 and 2014, we leased nine and eight helicopters to TAS and provided crew, insurance, maintenance and base services. The total revenue earned from providing these services was $12.2 million, and $12.4 million for the three months ended July 31, 2013 and 2014, respectively.

(b) VIEs of which we are not the primary beneficiary:

(ii) Leasing entities:

Related party lessors

The lessor VIEs are considered related parties because they are partially financed through equity contributions from entities that have also invested in us. We have determined that the activity that most significantly impacts the economic performance of the related party lessor VIEs is the remarketing of the helicopter at the end of the lease term. As we do not have the power to make remarketing decisions, we have determined that we are not the primary beneficiary of the lessor VIEs.

As at July 31, 2013 and 2014, we had operating lease agreements for the lease of 31 helicopters and 31 helicopters, respectively, from individual related party entities considered to be VIEs. These transactions are carried out on an arm’s-length basis and are recorded at the exchange amounts.

The following table summarizes the amounts recorded in the consolidated statements of operations:

	Three months ended
	July 31, 2013	July 31, 2014
Operating lease expense	$12,621	$12,584

The following table summarizes the amounts recorded in the consolidated balance sheets:

	April 30, 2014	July 31, 2014
Payables and accruals	$3,532	$3,694
Accounts receivable	12,610	5,130

Other VIE lessors

We have determined that the activity that most significantly impacts the economic performance of the lessor VIEs is the remarketing of the helicopters at the end of the lease term. As we do not have the power to make remarketing decisions, we have determined that we are not the primary beneficiary of the lessor VIEs.

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As at July 31, 2013, we leased 26 helicopters from three different entities considered to be VIEs. As at July 31, 2014, we leased 65 helicopters from seven different entities considered to be VIEs. All 26 and 65 leases were considered to be operating leases as at July 31, 2013 and 2014, respectively.

3. Assets held for sale:

We have classified certain assets such as helicopters and buildings as held for sale as these assets are ready for immediate sale and management expects these assets to be sold within one year.

	April 30, 2014		July 31, 2014
	# Helicopters		# Helicopters
Helicopters held for sale:
Book value, beginning of period	14	$30,206	11	$25,426
Classified as held for sale, net of impairment	15	28,461	2	5,320
Sales	(8)	(18,369)	(2)	(7,000)
Reclassified as held for use	(10)	(14,264)	(1)	(490)
Foreign exchange		(608)		(177)
Helicopters held for sale	11	25,426	10	23,079
Buildings held for sale	—	1,423	—	5,787
Total assets held for sale		$26,849		$28,866

The helicopters classified as held for sale are older technology helicopters that are being divested by us. The buildings classified as held for sale are the result of the buildings no longer being used in operations. During the three months ended July 31, 2014, one helicopter was reclassified to assets held for use as management determined that we would obtain a higher value from using this helicopter as parts within the business than selling it in the external market.

During the three months ended July 31, 2013 and 2014, we recorded impairment charges of $7.1 million and $0.2 million to write down the carrying value of 10 helicopters and two helicopters held for sale to their fair value less costs to sell, respectively. These amounts are included in asset impairments on the consolidated statements of operations. The fair value of assets held for sale is considered a Level 2 measurement in the fair value hierarchy as the measurement is based on third-party appraisals using market data.

4. Inventories:

	April 30, 2014	July 31, 2014
Work-in-progress for long-term maintenance contracts under completed contract accounting	$3,790	$6,049
Consumables	136,036	135,885
Provision for obsolescence	(8,935)	(8,323)
	$130,891	$133,611

5. Other assets:

	April 30, 2014	July 31, 2014
Current:
Helicopter operating lease funded residual value guarantees (a)	$6,845	$12,695
Deferred financing costs	8,986	8,978
Mobilization costs	8,776	10,532
Residual value guarantee	4,007	3,941
Foreign currency embedded derivatives and forward contracts (note 13)	3,111	2,081
Prepaid helicopter rentals	4,874	5,087
Related party receivable (note 2(b)(ii))	12,610	5,130
	$49,209	$48,444

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	April 30, 2014	July 31, 2014
Non-current:
Helicopter operating lease funded residual value guarantees (a)	$208,870	$207,775
Helicopter deposits	99,372	94,092
Accrued pension asset	45,816	53,446
Deferred financing costs	57,297	54,033
Mobilization costs	26,238	23,469
Residual value guarantee	15,695	14,722
Security deposits	34,923	36,591
Pension guarantee assets	9,835	9,304
Prepaid helicopter rentals	16,327	17,344
Foreign currency embedded derivatives and forward contracts (note 13)	3,624	7,131
Other	1,309	1,037
	$519,306	$518,944

(a) Helicopter operating lease funded residual value guarantees:

We believe that the helicopters will realize a value upon sale at the end of the lease terms sufficient to recover the carrying value of these guarantees, including accrued interest. In the event that helicopter values decline such that we do not believe funded residual value guarantees are recoverable, an impairment is recorded. No impairment was recorded for the three months ended July 31, 2013 and 2014.

6. Other liabilities:

	April 30, 2014	July 31, 2014
Current:
Foreign currency embedded derivatives and foreign currency contracts (note 13)	$16,057	$14,377
Deferred gains on sale-leasebacks of helicopters	13,284	13,644
Residual value guarantees	524	1,204
Contract inducement	802	792
Deferred helicopter proceeds	23,347	23,448
Other	1,156	1,042
	$55,170	$54,507
Non-current:
Accrued pension obligations	122,430	114,760
Deferred gains on sale-leasebacks of helicopters	93,756	93,016
Residual value guarantees	28,359	27,679
Foreign currency embedded derivatives and foreign currency contracts (note 13)	13,317	9,367
Insurance claims accrual	11,809	12,656
Contract inducement	8,590	8,283
Other	9,124	8,128
	$287,385	$273,889

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7. Long-term debt obligations:

	Principal Repayment terms	Facility maturity dates	April 30, 2014	July 31, 2014
Senior secured notes(a)	At maturity	October 2020	$1,159,675	$1,095,528
Senior unsecured notes	At maturity	June 2021	300,000	300,000
Other term loans:
Airbus Helicopters Loan - 2.50%	At maturity	December 2015	2,417	2,349
EDC-B.A. CDOR rate (6 month) plus a 0.8% margin	Semi-annually	June 2014	495	—
Capital lease obligations	Quarterly	October 2017 - September 2025	55,780	54,461
Boundary Bay financing – 6.93%	Monthly	April 2035	31,895	31,920
Total long-term debt obligations			1,550,262	1,484,258
Less: current portion			(4,107)	(3,654)
Long-term debt obligations			$1,546,155	$1,480,604

(a) Senior secured notes:

During May 2014, one of our subsidiaries purchased $65.0 million of the senior secured notes on the open market at premiums ranging from 8.00% to 9.13% of the principal plus accrued and unpaid interest of $0.6 million. A loss on extinguishment of $7.4 million related to the redemption premium, the unamortized net discount on the secured notes and the unamortized deferred financing costs was recognized.

At July 31, 2014, we were in compliance with all long-term debt obligations covenants.

8. Other financing income (charges):

	Three months ended
	July 31, 2013	July 31, 2014
Amortization of deferred financing costs	$(3,758)	$(1,887)
Loss on debt extinguishment	—	(7,444)
Net gain on fair value of derivative financial instruments	14,227	7,503
Amortization of guaranteed residual values	(1,608)	(1,041)
Interest expense	(5,268)	(5,163)
Interest income	4,057	6,090
Other	(1,827)	(2,383)
	$5,823	$(4,325)

9. Capital stock and net loss per ordinary share:

Capital Stock:

On January 3, 2014, the majority shareholder of the Company approved the following capital stock restructuring transactions which were effective immediately:

•   a subdivision of the authorized and issued ordinary shares of capital stock by a factor of 10,000 increasing the authorized and issued ordinary shares of capital stock to 20,000,000,000,000 and 18,607,793,610,000, respectively, while reducing the par value per share from $1.00 to $0.0001;

•   the surrender of 18,607,747,090,516 of the issued ordinary shares of capital stock resulting in the issued ordinary shares of capital stock being reduced to 46,519,484, each with a par value of $0.0001;

•   the cancellation of 19,998,500,000,000 of the unissued authorized ordinary shares of capital stock, reducing the authorized capital stock to 1,500,000,000, each with a par value of $0.0001; and

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•   the increase of the authorized capital stock by $50,000 (such increase being in the form of 500,000,000 preferred shares of capital stock, each with a par value of $0.0001) resulting in an aggregate authorized capital stock of $200,000 divided into 1,500,000,000 ordinary shares of capital stock, each with a par value of $0.0001 and 500,000,000 preferred shares of capital stock with a par value of $0.0001.

All capital stock and additional paid-in capital amounts and per share information reflects the consummation of the above capital stock restructuring transactions. Such adjustments include calculations of our weighted average number of ordinary stock and net loss per ordinary share.

On January 16, 2014, we completed the initial public offering, or IPO, of 31,000,000 ordinary shares of capital stock at a price of $10.00 per share, raising approximately $289.4 million, net of underwriting costs of $16.3 million and other costs directly related to the IPO of $4.3 million. The net proceeds were allocated $3.1 thousand to the capital stock of the Company and $289.4 million to additional paid-in capital.

On February 20, 2014, the underwriters in our IPO exercised an option to purchase 3,000,000 ordinary shares of capital stock at a price of $10.00 per share, raising approximately $28.4 million, net of underwriting costs of $1.6 million. The net proceeds were allocated $28.4 million to additional paid-in capital.

As described in Note 10(b), 78,428 ordinary shares of capital stock were issued on the exercise and net settlement of service vesting stock options and service vesting shares during the three months ended July 31, 2014.

Net loss per ordinary share:

The following table sets forth the computation of basic and diluted net loss per ordinary share:

	Three months ended
	July 31, 2013	July 31, 2014
Loss attributable to controlling interest	$(38,331)	$(42,100)
Weighted average number of ordinary stock outstanding – basic and diluted	46,519,484	80,530,687

Details of our stock based compensation plans are presented in Note 10 of these interim consolidated financial statements. Securities potentially issuable as part of these plans were not included in the computation of diluted loss per ordinary share because to do so would have been antidilutive for the periods presented.

10. Stock-based compensation:

We maintain three stock-based compensation plans: CHC Group Ltd. 2013 Omnibus Incentive Plan (“2013 Incentive Plan”), 2011 Management Equity Plan (“2011 Plan”), and Share Incentive Plan (“2008 Plan”). Note 17 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2014 contains descriptions of the plans, the nature and terms of the awards and the methods and assumptions utilized in estimating the fair value of the awards.

As of July 31, 2014, there have been no significant changes to the plans, the nature and terms of the awards or the fair value estimates, as described in our Annual Report on Form 10-K for the fiscal year ended April 30, 2014.

During the three months ended July 31, 2014, there have been no significant activities under the 2011 Plan and 2008 Plan. During the three months ended July 31, 2014, awards have been granted, exercised and forfeited under the 2013 Incentive Plan, as described below.

(a) 2013 Incentive Plan new awards:

As described in Note 17(a) of the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2014, certain eligible employees were granted stock options, time-based restricted share units (“RSUs”) and performance-based restricted share units (“PB RSUs”).

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The following table provides information about the 2013 Incentive Plan stock options activity.

	July 31, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Outstanding, beginning of period	2,537,522	$10.00	—	$—
Granted	29,499	8.21	—	—
Forfeited	(199,768)	10.00	—	—
Outstanding, end of period	2,367,253	$9.98	9.5 years	$4.12
Exercisable, end of period	—

The following table provides information about the 2013 Incentive Plan RSUs activity.

	July 31, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Outstanding, beginning of period	1,062,668	$—	—	$—
Granted	12,180	—	—	—
Forfeited	(39,334)	—	—	—
Outstanding, end of period	1,035,514	$—	2.5 years	$9.98
Exercisable, end of period	—

The following table provides information about the 2013 Incentive Plan PB RSUs activity.

	July 31, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Outstanding, beginning of period	403,284	$—	—	$—
Forfeited	(33,334)	—	—	—
Outstanding, end of period	369,950	$—	2.5 years	$12.60
Exercisable, end of period	—

(b) 2013 Incentive Plan exchanged awards:

As described in Note 17(a) and 17(b) of the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2014, the majority of the members of the 2011 Plan exchanged their performance options under the 2011 Plan for either share price performance options or share price performance shares under the 2013 Incentive Plan and their time and performance options under the 2011 plan for either service vesting stock options or service vesting shares under the 2013 Incentive Plan.

During the three months ended July 31, 2014, 22,580 of the service vesting stock options and 97,255 of the service vesting shares vested. The vested options and shares were exercised and net share settled. Under net settlement procedures, upon the settlement date, shares were withheld to cover the required withholding tax. The number of shares to be withheld was determined based on the value of the instruments on the settlement date using the closing price of our ordinary shares of capital stock on that day, or the preceding last trading day if the settlement date is a non-trading day. The remaining amounts were delivered to the recipient as ordinary shares of capital stock. These shares withheld by us as a result of the net settlement of service vesting stock options and service vesting shares are no longer considered issued and outstanding, thereby reducing our

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ordinary shares outstanding used to calculate net loss per ordinary share. These ordinary shares were returned to the reserves and are available for future issuance under the 2013 Incentive Plan.

The following table provides information about the 2013 Incentive Plan service vesting stock options activity.

	July 31, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Outstanding, beginning of period	46,403	$0.0001	—	$—
Exercised	(22,580)	0.0001	—	—
Outstanding, end of period	23,823	$0.0001	9.5 years	$10.00
Exercisable, end of period	—

The following table provides information about the 2013 Incentive Plan share price performance options activity.

	July 31, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Outstanding, beginning of period	178,961	$10.00	—	$—
Forfeited	(29,861)	10.00	—	—
Outstanding, end of period	149,100	$10.00	9.5 years	$3.86
Exercisable, end of period	—

The following table provides information about the 2013 Incentive Plan service vesting shares activity.

	July 31, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Outstanding, beginning of period	243,279	$—	—	$—
Exercised	(97,255)	—	—	—
Outstanding, end of period	146,024	$—	2.0 years	$10.00
Exercisable, end of period	—

The following table provides information about the 2013 Incentive Plan share price performance shares activity.

	July 31, 2014
	Outstanding number of instruments	Weighted average exercise price	Weighted remaining contractual life	Weighted average grant date fair value
Outstanding, beginning of period	649,011	$—	—	$—
Forfeited	(50,541)	—	—	—
Outstanding, end of period	598,470	$—	9.5 years	$4.53
Exercisable, end of period	—

During the three months ended July 31, 2013 and 2014, we recorded stock-based compensation expense of $0.1 million and $3.6 million respectively, in the statements of operations.

As at July 31, 2014, $20.1 million of unamortized stock-based compensation remains to be recognized.

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11. Income taxes:

During the three months ended July 31, 2013 and 2014, we recorded income tax expense of $5.3 million and $7.9 million resulting in effective tax rates of (17.5)% and (29.8)%, respectively. During the three months ended July 31, 2014, there was an additional accrual of $1.3 million for a new uncertain tax position. The remaining income tax expense reflects primarily the current corporate income taxes in taxable jurisdictions and withholding taxes. For most jurisdictions we determined that the deferred tax assets are not more likely than not to be realized and therefore we continue to recognize a valuation allowance in respect of these deferred tax assets.

As of July 31, 2014, there was $27.7 million in unrecognized tax benefits, of which $20.8 million would have an impact on the effective tax rate, if recognized.

The total amount of interest and penalties accrued on the consolidated balance sheet at April 30, 2014 and July 31, 2014 was $7.1 million and $8.0 million, respectively.

12. Employee pension plans:

The net defined benefit pension plan expense (income) is as follows:

	Three months ended
	July 31, 2013	July 31, 2014
Current service cost	$5,006	$5,400
Interest cost	7,921	8,705
Expected return on plan assets	(12,438)	(13,823)
Amortization of net actuarial and experience losses	432	520
Amortization of past service credits	(88)	(146)
Employee contributions	(735)	(863)
	$98	$(207)

13. Derivative financial instruments and fair value measurements:

We are exposed to foreign exchange risk primarily from our subsidiaries which incur revenue and operating expenses in currencies other than US dollars with the most significant being Pound Sterling, Norwegian Kroner, Canadian dollars, Australian dollars and Euros. We monitor these exposures through our cash forecasting process and regularly enter into foreign exchange forward contracts to manage our exposure to fluctuations in expected future cash flows related to transactions in currencies other than the functional currency.

The outstanding foreign exchange forward contracts are as follows:

	Notional		Fair value	Maturity
April 30, 2014
Purchase contracts to sell US dollars and buy Canadian dollars	CAD	235,000	$(10,925)	May 2014 to Nov 2016
Purchase contracts to sell US dollars and buy Euros		€42,051	2,291	July 2014 to Oct 2014
Purchase contracts to sell Pounds Sterling and buy Euros		€54,000	(2,547)	May 2014 to Dec 2016

July 31, 2014
Purchase contracts to sell US dollars and buy Canadian dollars	CAD	218,000	$(8,025)	Aug 2014 to Apr 2017
Purchase contracts to sell US dollars and buy Euros		€28,034	(548)	Oct 2014 to Dec 2014
Purchase contracts to sell Pounds Sterling and buy Euros		€46,000	(4,212)	Aug 2014 to Dec 2016

We enter into long-term revenue agreements, which provide for pricing denominated in currencies other than the functional currency of the parties to the contract. This pricing feature was determined to be an embedded derivative which has been bifurcated for valuation and accounting purposes. The embedded derivative contracts are measured at fair value and included in other assets or other liabilities.

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The following tables summarize the financial instruments measured at fair value on a recurring basis excluding cash and cash equivalents and restricted cash:

	April 30, 2014
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair value
Financial assets:
Other assets, current:
Foreign currency forward contracts	$—	$2,306	$—	$2,306
Foreign currency embedded derivatives	—	805	—	805
Other assets, non-current:
Foreign currency forward contracts	—	192	—	192
Foreign currency embedded derivatives	—	3,432	—	3,432
	$—	$6,735	$—	$6,735

	April 30, 2014
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Fair value
Financial liabilities:
Other liabilities, current:
Foreign currency forward contracts	$—	$(8,373)	$—	$(8,373)
Foreign currency embedded derivatives	—	(7,684)	—	(7,684)
Other liabilities, non-current:
Foreign currency forward contracts	—	(5,306)	—	(5,306)
Foreign currency embedded derivatives	—	(8,011)	—	(8,011)
	$—	$(29,374)	$—	$(29,374)

	July 31, 2014
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Fair value
Financial assets:
Other assets, current:
Foreign currency forward contracts	$—	$69	$—	$69
Foreign currency embedded derivatives	—	2,012	—	2,012
Other assets, non-current:
Foreign currency forward contracts	—	352	—	352
Foreign currency embedded derivatives	—	6,779	—	6,779
	$—	$9,212	$—	$9,212

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	July 31, 2014
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Fair value
Financial liabilities:
Other liabilities, current:
Foreign currency forward contracts	$—	$(8,784)	$—	$(8,784)
Foreign currency embedded derivatives	—	(5,593)	—	(5,593)
Other liabilities, non-current:
Foreign currency forward contracts	—	(4,422)	—	(4,422)
Foreign currency embedded derivatives	—	(4,945)	—	(4,945)
	$—	$(23,744)	$—	$(23,744)

Inputs to the valuation methodology for Level 2 measurements include publicly available forward notes, credit spreads and US dollars or Euro interest rates, and inputs are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. There were no transfers between categories in the fair value hierarchy.

The carrying values of the other financial instruments, which are measured at other than fair value, approximate fair value due to the short terms to maturity, except for non-revolving debt obligations, the fair values of which are as follows:

	April 30, 2014		July 31, 2014
	Fair value	Carrying value	Fair value	Carrying value
Senior secured notes	$1,254,825	$1,159,675	$1,187,875	$1,095,528
Senior unsecured notes	311,250	300,000	316,890	300,000

The fair value of the senior secured and unsecured notes are determined based on market information provided by third parties which is considered to be a Level 2 measurement in the fair value hierarchy.

14. Supplemental cash flow information:

	Three months ended
	July 31, 2013	July 31, 2014
Cash interest paid	$1,653	$16,155
Cash taxes paid	11,525	8,181
Assets acquired through non-cash capital leases	9,101	—

Change in cash resulting from changes in operating assets and liabilities:

	Three months ended
	July 31, 2013	July 31, 2014
Receivables, net of allowance	$6,547	$(8,282)
Income taxes receivable and payable	(5,211)	(683)
Inventories	(4,370)	(7,643)
Prepaid expenses	(13,739)	(2,666)
Payables and accruals	(19,781)	(12,070)
Deferred revenue	13,334	11,163
Other assets and liabilities	(3,451)	5,091
	$(26,671)	$(15,090)

21

15. Guarantees:

We have provided limited guarantees to third parties under some of our operating leases relating to a portion of the residual helicopter values at the termination of the leases, which have terms expiring between fiscal 2015 and 2024. Our exposure under the asset value guarantees including guarantees in the form of funded and unfunded residual value guarantees, rebateable advance rentals and deferred payments is approximately $245.2 million and $250.0 million as at April 30, 2014 and July 31, 2014, respectively.

16. Related party transactions:

(a) Related party leasing transactions and balances:

During the three months ended July 31, 2014, we engaged in leasing transactions with VIEs related to our majority shareholder (note 2).

(b) Balances with our majority shareholder:

At April 30, 2014 and July 31, 2014, $2.0 million in payables and accruals is due to our majority shareholder.

(c) Repayment of related party loans:

On June 24, 2013, we repaid $25.1 million of related party loans to companies under common control with our majority shareholder. The loan bore interest at 4.5% per annum.

On July 16, 2013, we borrowed $25.0 million from companies under common control with our majority shareholder. On July 19, 2013, the loan was repaid. The loan bore interest at 4.5% per annum.

17. Commitments:

We have helicopter operating leases with 21 lessors for 171 helicopters and 19 lessors for 170 helicopters included in our fleet at April 30, 2014 and July 31, 2014, respectively. As at July 31, 2014, these leases had expiry dates ranging from fiscal 2015 to 2025. We have the option to purchase the majority of the helicopters for agreed amounts that do not constitute bargain purchase options, but have no commitment to do so. With respect to such leased helicopters, substantially all of the costs of major inspections of airframes and the costs to perform inspections, major repairs and overhauls of major components are at our expense. We either perform this work internally through our own repair and overhaul facilities or have the work performed by an external repair and overhaul service provider.

At July 31, 2014, we have commitments with respect to operating leases for helicopters, buildings, land and equipment. The minimum lease rentals required under operating leases are payable in the following amounts over the following years ended July 31:

	Helicopter operating leases	Building, land and equipment operating leases	Total operating leases
2015	$284,444	$18,082	$302,526
2016	272,789	15,352	288,141
2017	251,072	13,842	264,914
2018	238,043	10,858	248,901
2019	219,736	8,441	228,177
Thereafter	372,990	54,875	427,865
	$1,639,074	$121,450	$1,760,524

As at July 31, 2014, we have committed to purchase 25 new helicopters and the total required additional expenditure for these helicopters is approximately $615.2 million. These helicopters are expected to be delivered in fiscal 2015 ($270.5 million), 2016 ($229.0 million) and 2017 ($115.7 million) and will be deployed in our Helicopter Services segment. We intend to

22

enter into leases for these helicopters or purchase them outright upon delivery from the manufacturer. Additionally, we have committed to purchase $53.2 million of helicopter parts by October 31, 2015 and $100.0 million of heavy helicopters from Airbus Helicopters prior to December 31, 2016.

The terms of certain of the helicopter lease agreements impose operating and financial limitations on us. Such agreements limit the extent to which we may, among other things, incur indebtedness and fixed charges relative to our level of consolidated adjusted earnings before interest, taxes, depreciation and amortization.

Generally, in the event of a covenant breach, a lessor has the option to terminate the lease and require the return of the helicopter, with the repayment of any arrears of lease payments plus the present value of all future lease payments and certain other amounts which could be material to our financial position. The helicopter would then be sold and the surplus, if any, returned to us. Alternatively we could exercise our option to purchase the helicopter. As at July 31, 2014, we were in compliance with all financial covenants.

18. Contingencies:

One or more of our subsidiaries are, from time to time, named as defendants in lawsuits arising in the ordinary course of our business. Such disputes may involve, for example, breach of contract, employment, wrongful termination and tort claims. We maintain adequate insurance coverage to respond to most claims. We cannot predict the outcome of any such lawsuits with certainty, but our management team does not expect the outcome of pending or threatened legal matters to have a material adverse impact on our financial condition.

In addition, from time to time, we are involved in tax and other disputes with various government agencies. The following summarizes certain of these pending disputes:

In 2006, we voluntarily disclosed to the U.S. Office of Foreign Asset Control, or OFAC, that one or more of our subsidiaries formerly operating as Schreiner Airways may have violated applicable US laws and regulations by re-exporting to Iran, Sudan, and Libya certain helicopters, related parts, map data, operation and maintenance manuals, and helicopter parts for third-party customers. OFAC’s investigation is ongoing and we continue to fully cooperate. Should the US government determine that these activities violated applicable laws and regulations, we or our subsidiaries could be subject to civil or criminal penalties, including fines and/or suspension of the privilege to engage in trading activities involving goods, software and technology subject to the US jurisdiction. At July 31, 2014, it is not possible to determine the outcome of this matter, or the significance, if any, to our business, financial condition and results of operations.

On May 2, 2008, Brazilian customs authorities seized one of our helicopters (customs value of $10.0 million) as a result of allegations that we violated Brazilian customs law by failing to ensure our customs agent and the customs agent’s third-party shipping company followed approved routing of the helicopter during transport. We secured release of the helicopter and are disputing through court action any claim for penalties associated with the seizure and the alleged violation. We have preserved our rights by filing a civil action against our customs agent for any losses that may result. At July 31, 2014, it is not possible to determine the outcome of this matter, or the significance, if any, to our business, financial condition and results of operations.

Our Brazilian subsidiary is disputing claims from the Brazilian tax authorities that it was not entitled to certain credits in 2004 and 2007. The tax authorities are seeking up to $4.8 million in additional taxes plus interest and penalties. We believe that based on our interpretation of tax legislation and well established aviation industry practice we are in compliance with all applicable tax legislation and plan to defend this claim vigorously. At July 31, 2014, it is not possible to determine the outcome of this matter or the significance, if any, to our business, financial condition and result of operations.

Our Brazilian subsidiary is also disputing assessments from the municipal governments in Macae and Cabo Frio related to cross-border flights and invoicing. The municipalities are seeking up to $5.0 million in taxes and penalties. We do not believe the Company is liable for these amounts and will continue to dispute these assessments through administrative and judicial processes. At July 31, 2014, it is not possible to determine the outcome of this matter or the significance, if any, to our business, financial condition and result of operations.

23

In the United Kingdom, the Ministry for Transport is investigating potential wrongdoing involving two ex-employees in conjunction with the SAR-H bid award processes. This arose from our self-reporting potential improprieties by these individuals upon their discovery in 2010. The SAR-H bid process was subsequently canceled. We will continue to cooperate in all aspects of the investigation. On July 30, 2014, the UK Treasury Solicitors filed a claim for bid recovery costs of £17.8 million ($30.1 million) against us and other parties involved in our canceled bid. We dispute the bases for the claim and intend to vigorously defend against it. At July 31, 2014, it is not possible to determine the outcome of this matter, or the significance, if any, to our business, financial condition and results of operations.

19. Segment information:

We operate under the following segments:

•   Helicopter Services;

•   Heli-One;

•   Corporate and other.

We have provided information on segment revenues and Adjusted EBITDAR because these are the financial measures used by the Company’s chief operating decision maker (“CODM”) in making operating decisions and assessing performance. Transactions between operating segments are at standard industry rates.

During the three months ended July 31, 2014, we changed our internal reporting structure to allocate certain direct maintenance and supply chain costs previously reported in the Heli-One segment to the Helicopter Services segment. Under the previous reporting, Heli-One provided maintenance services to the Helicopter Services segment under the terms of a Power by Hour (“PBH”) contract. Costs incurred by Heli-One to provide services under the PBH contract were reported in the Heli-One segment, whether they related to maintenance costs performed internally by Heli-One or to services contracted from external third parties. Under the new reporting, all third-party maintenance costs are reflected in the Helicopter Services segment. Maintenance services provided by Heli-One to Helicopter Services are separately reflected for each repair or overhaul of engines and components completed (“MRO contract”) as opposed to a PBH contract basis.

The new reporting structure presentation is reflected in the three months ended July 31, 2013 and July 31, 2014 segment results. The MRO contract services provided by Heli-One to Helicopter Services are accounted for using a completed contract revenue recognition method in the three months ended July 31, 2014. For the three months ended July 31, 2013, the MRO contract services are accounted for using a percentage completion method, as it was not practical to determine results for this period using the completed contract method of revenue recognition. We are unable to quantify the impact of the difference between percentage completion and completed contract on the three months ended July 31, 2013. Otherwise, the accounting policies of the segments and the basis of accounting for transactions between segments are the same as those described in the summary of significant accounting policies in Note 2 of the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2014.

Information on segment assets has not been disclosed as this information is not reviewed by the CODM.

The Helicopter Services segment includes flying operations around the world serving offshore oil and gas, EMS/SAR and other industries and the management of the fleet.

Heli-One, the maintenance, repair and overhaul segment, includes facilities in Norway, Canada, Poland, and the United States that provide helicopter maintenance, repair and overhaul services for our fleet and for an external customer base in Europe, Asia and North America.

Corporate and other includes corporate office costs in various jurisdictions and is not considered a reportable segment.

24

Three months ended July 31, 2013	Helicopter Services	Heli-One	Corporate and other	Inter-segment eliminations	Consolidated
Revenue from external customers	$387,302	$27,629	$—	$—	$414,931
Add: Inter-segment revenues	—	37,211	—	(37,211)	—
Total revenue	387,302	64,840	—	(37,211)	414,931
Direct costs(i)	(263,626)	(60,644)	—	36,443	(287,827)
Earnings from equity accounted investees	2,391	—	—	—	2,391
General and administration costs	—	—	(18,116)	—	(18,116)
Adjusted EBITDAR(ii)	126,067	4,196	(18,116)	(768)	111,379
Helicopter lease and associated costs	(55,279)	—	—	—	(55,279)
Depreciation					(32,057)
Asset impairments(iii)					(7,324)
Loss on disposal of assets					(1,122)
Operating income					15,597
Interest on long-term debt					(38,708)
Foreign exchange loss					(13,087)
Other financing income					5,823
Income tax expense					(5,308)
Net loss					$(35,683)

(i)    Direct costs in the segment information presented excludes helicopter lease and associated costs. In the consolidated statement of operations these costs are combined.

(ii)   Adjusted EBITDAR is defined as earnings before interest, taxes, depreciation, amortization, helicopter lease and associated costs, asset impairments, gain (loss) on disposal of assets, foreign exchange gain (loss) and other financing income (charges) or total revenue plus earnings from equity accounted investees less direct costs, excluding helicopter lease and associated costs, and general and administration expenses.

(iii)  Asset impairments of $7.3 million relate to the Helicopter Services segment.

Three months ended July 31, 2014	Helicopter Services	Heli-One	Corporate and other	Inter-segment eliminations	Consolidated
Revenue from external customers	$423,711	$36,937	$—	$—	$460,648
Add: Inter-segment revenues	—	23,981	—	(23,981)	—
Total revenue	423,711	60,918	—	(23,981)	460,648
Direct costs(i)	(299,587)	(55,642)	—	23,962	(331,267)
Earnings from equity accounted investees	2,677	—	—	—	2,677
General and administration costs	—	—	(21,662)	—	(21,662)
Adjusted EBITDAR(ii)	126,801	5,276	(21,662)	(19)	110,396
Helicopter lease and associated costs	(63,280)	—	—	—	(63,280)
Depreciation					(33,725)
Asset impairments(iii)					(275)
Loss on disposal of assets					(5,259)
Operating income					7,857
Interest on long-term debt					(34,872)
Foreign exchange gain					4,908
Other financing charges					(4,325)
Income tax expense					(7,887)
Net loss					$(34,319)

(i)    Direct costs in the segment information presented excludes helicopter lease and associated costs. In the consolidated statement of operations these costs are combined.

(ii)   Adjusted EBITDAR is defined as earnings before interest, taxes, depreciation, amortization, helicopter lease and associated costs, asset impairments, gain (loss) on disposal of assets, foreign exchange gain (loss) and other financing income (charges) or total revenue plus earnings from equity accounted investees less direct costs, excluding helicopter lease and associated costs, and general and administration expenses.

(iii)  Asset impairments of $0.3 million relate to the Helicopter Services segment.

25

20. Subsequent events

On August 21, 2014, we announced the entry into definitive agreements with funds managed by Clayton, Dubilier & Rice (“CD&R”) for aggregate investment of up to $600.0 million in CHC Group Ltd. through the issuance of convertible preferred shares, or the Preferred Shares. We disclosed descriptions and copies of the definitive agreements in the Current Report on Form 8-K filed with the SEC on August 27, 2014. Consummation of the transactions contemplated by such agreements is subject to the satisfaction of closing conditions, including (i) the approval of the issuance of the preferred shares by the holders of a majority of the outstanding ordinary shares voted in person or by proxy at an extraordinary general meeting of shareholders in a limited time-frame; (ii) expiration or termination of all required waiting periods of applicable competition laws; (iii) obtaining certain required third-party consents; (iv) execution of certain shareholder agreements with CD&R and 6922767 Holding (Cayman) Inc., or CaymanCo, an entity controlled by affiliates of First Reserve Corporation; (v) resignation of one of the directors designated by CaymanCo and taking of all necessary actions by our board of directors for the election of two directors designated by CD&R at or prior to the first closing and taking of all board actions necessary for the election of two additional directors designated by CD&R at or prior to the second closing; and (vi) absence of a material adverse effect, as defined in the relevant agreements. No assurance can be given that we will complete the pending financing transactions on the currently contemplated timetable, or that we will be able to derive the benefits contemplated.

The Preferred Shares offered to the purchaser in the private placement will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

21. Supplemental condensed consolidated financial information:

The Company and certain of its direct and indirect wholly owned subsidiaries (the “Guarantor Subsidiaries”) fully and unconditionally guaranteed on a joint and several basis certain outstanding indebtedness of CHC Helicopter S.A., one of our subsidiaries. The following consolidating schedules present financial information as of July 31, 2014 and for the three months ended July 31, 2013 and 2014, based on the guarantor structure that was in place at July 31, 2014.

The Sub-Parent column includes the financial position, results of operations and cash flows of several indirect parent entities of CHC Helicopter S.A. who have not provided guarantees of its debt. The investment in subsidiaries held by these entities is accounted for using the equity method.

The Parent columns in the condensed consolidated financial information are for CHC Group Ltd. on a standalone basis (the “Parent”) and the equity method of accounting is used to reflect ownership interest in its subsidiary.

26

Balance Sheets as at April 30, 2014

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Assets
Current Assets
Cash and cash equivalents	$90	$88	$98,067	$315,602	$(13,258)	$(98,067)	$302,522
Receivables, net of allowance for doubtful accounts	—	70	113	128,121	164,661	(626)	292,339
Current intercompany receivables	30,720	—	326,687	549,410	306,659	(1,213,476)	—
Income taxes receivable	—	—	—	159	28,013	—	28,172
Deferred income tax assets	—	—	—	—	60	—	60
Inventories	—	—	—	122,705	8,186	—	130,891
Prepaid expenses	1,046	—	30	6,614	20,023	(30)	27,683
Other assets	—	—	5,356	32,330	217,545	(206,022)	49,209
	31,856	158	430,253	1,154,941	731,889	(1,518,221)	830,876
Property and equipment, net	—	—	—	951,025	100,116	(382)	1,050,759
Investments	656,167	627,534	989,722	590,947	21,546	(2,854,565)	31,351
Intangible assets	—	—	—	174,394	3,469	—	177,863
Goodwill	—	—	—	335,438	96,938	—	432,376
Restricted cash	—	—	—	12,719	18,847	—	31,566
Other assets	—	36	33,245	463,071	56,199	(33,245)	519,306
Long-term intercompany receivables	—	29,817	670,470	59,225	466,397	(1,225,909)	—
Deferred income tax assets	—	—	—	576	2,805	—	3,381
Assets held for sale	—	—	—	26,849	—	—	26,849
	$688,023	$657,545	$2,123,690	$3,769,185	$1,498,206	$(5,632,322)	$3,104,327
Liabilities and Shareholders’ Equity
Current Liabilities
Payables and accruals	$1,086	$98	$19,345	$213,967	$140,186	$(19,341)	$355,341
Deferred revenue	—	—	—	21,578	8,858	—	30,436
Income taxes payable	—	58	410	36,963	4,954	(410)	41,975
Current intercompany payables	5,628	1,222	77,289	357,594	522,210	(963,943)	—
Deferred income tax liabilities	—	—	—	16	82	—	98
Current facility secured by accounts receivable	—	—	—	—	62,596	—	62,596
Other liabilities	—	—	200,709	251,377	4,460	(401,376)	55,170
Current portion of long-term debt obligations	—	—	—	4,107	—	—	4,107
	6,714	1,378	297,753	885,602	743,346	(1,385,070)	549,723
Long-term debt obligations	—	—	1,459,675	1,546,155	—	(1,459,675)	1,546,155
Long-term intercompany payables	29,817	—	—	466,394	59,232	(555,443)	—
Deferred revenue	—	—	—	37,846	43,639	—	81,485
Other liabilities	—	—	—	198,995	88,390	—	287,385
Deferred income tax liabilities	—	—	—	6,659	4,006	—	10,665
Total liabilities	36,531	1,378	1,757,428	3,141,651	938,613	(3,400,188)	2,475,413
Redeemable non-controlling interests	—	—	—	—	(22,578)	—	(22,578)
Shareholders’ equity	651,492	656,167	366,262	627,534	582,171	(2,232,134)	651,492
	$688,023	$657,545	$2,123,690	$3,769,185	$1,498,206	$(5,632,322)	$3,104,327

27

Balance Sheets as at July 31, 2014

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Assets
Current Assets
Cash and cash equivalents	$72	$—	$(16,996)	$215,581	$(95,725)	$16,996	$119,928
Receivables, net of allowance for doubtful accounts	—	70	113	128,167	164,576	(817)	292,109
Current intercompany receivables	30,551	—	297,460	427,847	323,274	(1,079,132)	—
Income taxes receivable	—	—	—	158	30,401	—	30,559
Deferred income tax assets	—	—	—	—	128	—	128
Inventories	—	—	—	125,654	7,957	—	133,611
Prepaid expenses	884	—	13	7,509	21,561	(14)	29,953
Other assets	—	—	5,286	35,817	184,802	(177,461)	48,444
	31,507	70	285,876	940,733	636,974	(1,240,428)	654,732
Property and equipment, net	—	—	—	957,473	105,884	(382)	1,062,975
Investments	575,949	547,370	1,016,763	668,836	23,788	(2,799,504)	33,202
Intangible assets	—	—	—	172,601	3,383	—	175,984
Goodwill	—	—	—	329,657	96,753	—	426,410
Restricted cash	—	—	—	8,290	21,172	—	29,462
Other assets	—	36	30,765	446,489	72,419	(30,765)	518,944
Long-term intercompany receivables	—	29,817	630,984	68,774	466,464	(1,196,039)	—
Deferred income tax assets	—	—	—	652	2,273	—	2,925
Assets held for sale	—	—	—	28,866	—	—	28,866
	$607,456	$577,293	$1,964,388	$3,622,371	$1,429,110	$(5,267,118)	$2,933,500
Liabilities and Shareholders’ Equity
Current Liabilities
Payables and accruals	$942	$110	$36,426	$218,410	$121,735	$(36,426)	$341,197
Deferred revenue	—	—	—	29,459	9,529	—	38,988
Income taxes payable	—	58	409	38,517	5,115	(409)	43,690
Current intercompany payables	7,288	1,176	76,885	375,391	397,872	(858,612)	—
Deferred income tax liabilities	—	—	—	76	81	—	157
Current facility secured by accounts receivable	—	—	—	—	51,749	—	51,749
Other liabilities	—	—	172,174	224,105	2,576	(344,348)	54,507
Current portion of long-term debt obligations	—	—	—	3,654	—	—	3,654
	8,230	1,344	285,894	889,612	588,657	(1,239,795)	533,942
Long-term debt obligations	—	—	1,395,528	1,480,604	—	(1,395,528)	1,480,604
Long-term intercompany payables	29,817	—	—	465,741	69,501	(565,059)	—
Deferred revenue	—	—	—	37,893	41,970	—	79,863
Other liabilities	—	—	—	194,489	79,400	—	273,889
Deferred income tax liabilities	—	—	—	6,662	4,347	—	11,009
Total liabilities	38,047	1,344	1,681,422	3,075,001	783,875	(3,200,382)	2,379,307
Redeemable non-controlling interests	—	—	—	—	(15,216)	—	(15,216)
Shareholders’ equity	569,409	575,949	282,966	547,370	660,451	(2,066,736)	569,409
	$607,456	$577,293	$1,964,388	$3,622,371	$1,429,110	$(5,267,118)	$2,933,500

28

Statements of Operations and Comprehensive Loss for the three months ended July 31, 2013

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Revenue	$—	$—	$—	$273,888	$272,035	$(130,992)	$414,931
Operating expenses:
Direct costs	—	—	—	(204,716)	(269,382)	130,992	(343,106)
Earnings (loss) from equity accounted investees	(38,331)	(38,205)	75,035	84,052	1,900	(82,060)	2,391
General and administration costs	—	(55)	(3,011)	(18,685)	624	3,011	(18,116)
Depreciation	—	—	—	(28,704)	(3,353)	—	(32,057)
Asset impairments	—	—	—	(7,324)	—	—	(7,324)
Gain (loss) on disposal of assets	—	—	—	(1,194)	72	—	(1,122)
	(38,331)	(38,260)	72,024	(176,571)	(270,139)	51,943	(399,334)
Operating income (loss)	(38,331)	(38,260)	72,024	97,317	1,896	(79,049)	15,597
Financing income (charges)	—	(71)	(107,248)	(132,332)	86,431	107,248	(45,972)
Earnings (loss) before income tax	(38,331)	(38,331)	(35,224)	(35,015)	88,327	28,199	(30,375)
Income tax expense	—	—	(714)	(3,190)	(2,118)	714	(5,308)
Net earnings (loss)	(38,331)	(38,331)	(35,938)	(38,205)	86,209	28,913	(35,683)
Net earnings (loss) attributable to:
Controlling interest	(38,331)	(38,331)	(35,938)	(38,205)	83,561	28,913	(38,331)
Non-controlling interests	—	—	—	—	2,648	—	2,648
Net earnings (loss)	$(38,331)	$(38,331)	$(35,938)	$(38,205)	$86,209	$28,913	$(35,683)
Comprehensive income (loss)	$(65,433)	$(65,433)	$(61,552)	$(65,307)	$77,691	$116,657	$(63,377)

29

Cash Flows for the three months ended July 31, 2013

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Cash provided by (used in) operating activities	$—	$(1)	$(162,668)	$11,895	$(56,165)	$162,668	$(44,271)
Financing activities:
Sold interest in accounts receivable, net of collections	—	—	—	—	(6,446)	—	(6,446)
Proceeds from issuance of senior unsecured notes	—	—	300,000	300,000	—	(300,000)	300,000
Long-term debt proceeds	—	—	25,000	100,000	—	(25,000)	100,000
Long-term debt repayments	—	—	(75,000)	(225,948)	—	75,000	(225,948)
Increase in deferred financing costs	—	—	(5,902)	(5,902)	—	5,902	(5,902)
Long-term intercompany flow-issuance (repayment) of debt	—	—	—	12	(12)	—	—
Dividends paid	—	—	—	(25,148)	—	25,148	—
Related party loans	—	(25,148)	—	—	—	—	(25,148)
Cash provided by (used in) financing activities	—	(25,148)	244,098	143,014	(6,458)	(218,950)	136,556
Investing activities:
Property and equipment additions	—	—	—	(94,278)	(10,107)	—	(104,385)
Proceeds from disposal of property and equipment	—	—	—	46,102	61	—	46,163
Helicopter deposits net of lease inception refunds	—	—	—	(27,947)	—	—	(27,947)
Restricted cash	—	—	—	2,252	(7,104)	—	(4,852)
Dividends received	—	25,148	—	—	—	(25,148)	—
Cash provided by (used in) investing activities	—	25,148	—	(73,871)	(17,150)	(25,148)	(91,021)
Cash provided by (used in) operations	—	(1)	81,430	81,038	(79,773)	(81,430)	1,264
Effect of exchange rate changes on cash and cash equivalents	—	—	—	(7,444)	(2,966)	—	(10,410)
Change in cash and cash equivalents during the period	—	(1)	81,430	73,594	(82,739)	(81,430)	(9,146)
Cash and cash equivalents, beginning of the period	—	87	3,478	136,835	(13,121)	(3,478)	123,801
Cash and cash equivalents, end of the period	$—	$86	$84,908	$210,429	$(95,860)	$(84,908)	$114,655

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Statements of Operations and Comprehensive Loss for the three months ended July 31, 2014

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Revenue	$—	$—	$—	$293,193	$318,394	$(150,939)	$460,648
Operating expenses:
Direct costs	—	—	(7)	(229,327)	(316,160)	150,947	(394,547)
Earnings (loss) from equity accounted investees	(37,919)	(37,865)	(31,549)	(22,441)	2,244	130,207	2,677
General and administration costs	(4,529)	(80)	(246)	(11,345)	(5,708)	246	(21,662)
Depreciation	—	—	—	(28,913)	(4,812)	—	(33,725)
Asset impairments	—	—	—	(275)	—	—	(275)
Gain (loss) on disposal of assets	—	—	—	(5,368)	109	—	(5,259)
	(42,448)	(37,945)	(31,802)	(297,669)	(324,327)	281,400	(452,791)
Operating loss	(42,448)	(37,945)	(31,802)	(4,476)	(5,933)	130,461	7,857
Financing income (charges)	348	26	(7,515)	(26,382)	(8,280)	7,514	(34,289)
Loss before income tax	(42,100)	(37,919)	(39,317)	(30,858)	(14,213)	137,975	(26,432)
Income tax expense	—	—	(680)	(7,007)	(880)	680	(7,887)
Net loss	(42,100)	(37,919)	(39,997)	(37,865)	(15,093)	138,655	(34,319)
Net earnings (loss) attributable to:
Controlling interest	(42,100)	(37,919)	(39,997)	(37,865)	(22,874)	138,655	(42,100)
Non-controlling interests	—	—	—	—	7,781	—	7,781
Net loss	$(42,100)	$(37,919)	$(39,997)	$(37,865)	$(15,093)	$138,655	$(34,319)
Comprehensive loss	$(85,314)	$(81,133)	$(83,297)	$(81,079)	$(16,966)	$269,642	$(78,147)

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Cash Flows for the three months ended July 31, 2014

(Expressed in thousands of United States dollars)	Parent	Sub- Parent	Issuer	Guarantor	Non- guarantor	Eliminations	Consolidated
Cash provided by (used in) operating activities	$(18)	$(88)	$22,593	$132,316	$(163,419)	$(22,629)	$(31,245)
Financing activities:
Sold interest in accounts receivable, net of collections	—	—	—	—	(9,146)	—	(9,146)
Net proceeds from issuance of capital stock	—	—	—	—	102,000	(102,000)	—
Long-term debt proceeds	—	—	70,000	70,000	—	(70,000)	70,000
Long-term debt repayments	—	—	(70,000)	(71,371)	—	70,000	(71,371)
Redemption of senior secured notes	—	—	(70,620)	(70,620)	—	70,620	(70,620)
Long term intercompany flow – issuance of debt	—	—	34,900	—	—	(34,900)	—
Dividends paid	—	—	—	(64)	—	64	—
Cash provided by (used in) financing activities	—	—	(35,720)	(72,055)	92,854	(66,216)	(81,137)
Investing activities:
Property and equipment additions	—	—	—	(114,816)	(11,099)	36	(125,879)
Proceeds from disposal of property and equipment	—	—	—	69,018	180	—	69,198
Helicopter deposits net of lease inception refunds	—	—	—	(14,780)	—	—	(14,780)
Investment in subsidiaries	—	—	(102,000)	(102,000)	—	204,000	—
Restricted cash	—	—	—	4,424	(2,819)	—	1,605
Dividends received	—	—	64	64	—	(128)	—
Cash used in investing activities	—	—	(101,936)	(158,090)	(13,738)	203,908	(69,856)
Cash used in operations	(18)	(88)	(115,063)	(97,829)	(84,303)	115,063	(182,238)
Effect of exchange rate changes on cash and cash equivalents	—	—	—	(2,192)	1,836	—	(356)
Change in cash and cash equivalents during the period	(18)	(88)	(115,063)	(100,021)	(82,467)	115,063	(182,594)
Cash and cash equivalents, beginning of the period	90	88	98,067	315,602	(13,258)	(98,067)	302,522
Cash and cash equivalents, end of the period	$72	$—	$(16,996)	$215,581	$(95,725)	$16,996	$119,928

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ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This management’s discussion and analysis of our financial condition and results of operations (“MD&A”) is intended to provide an understanding of our results of operations, financial condition and where appropriate, factors that may affect future performance. You should read the following discussion of our financial condition and results of operations in conjunction with the unaudited interim consolidated financial statements and notes thereto included elsewhere in this report and our audited annual consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2014, filed with the Securities and Exchange Commission, or SEC, on July 10, 2014, and the MD&A contained therein. In the discussion that follows, the terms “prior year quarter” and “current year quarter” refer to the three months ended July 31, 2013 and 2014, respectively.

Cautionary Note Regarding Forward-Looking Statements

This Quarterly Report on Form 10-Q contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, or Securities Act, about our future expectations, plans or prospects and our business. All statements contained in this Quarterly Report on Form 10-Q, other than statements of historical fact, regarding the financing transactions announced on August 21, 2014, as well as our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. In some cases you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect” or the negative or plural of these words or similar expressions. These forward-looking statements include, but are not limited to, statements concerning the following:

•   our ability to obtain the approval of the pending financing transactions by our shareholders;

•   the ability to obtain governmental approvals of the pending financing transactions or to satisfy other conditions to the transactions on the proposed terms and timeframe;

•   the possibility that the pending financing transactions do not close when expected or at all, or that we may be required to modify aspects of the transactions to achieve regulatory approval;

•   the ability to realize the expected reduction of debt and interest expense from the pending financing transactions in the amounts or in the timeframe anticipated;

•   our level of indebtedness and obligations under our operating leases;

•   competition in the markets we serve;

•   loss of any of our large, long-term support contracts;

•   inherent risks in operating helicopters;

•   failure to mitigate losses through a robust safety management and insurance coverage program or to maintain standards of acceptable safety performance;

•   risks associated with our fixed operating expenses and long-term contracts;

•   our reliance on a small number of helicopter manufacturers;

•   limited number of suppliers and availability of replacement helicopter parts and subcontracted services;

•   inability to fund our working capital requirements;

•   reliance on the secondary used helicopter market to dispose of older helicopters;

•   extensive regulation;

•   potential for conflict with the other owners of non-wholly owned variable interest entities;

•   political and economic uncertainty;

•   compliance risks associated with international activities;

•   application of tax laws in various jurisdictions;

•   foreign currency exposure and related hedging activities;

•   exposure to credit risks;

•   allocation of risk between our customers and us;

•   dependence on the oil and gas industry, and particular markets within that industry;

•   reduction or cancellation of services for government agencies;

•   inability to upgrade our technology;

•   reliance on information technology;

•   assimilation of acquisitions and the impact of any future material acquisitions;

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•   loss of key personnel;

•   labor problems;

•   insufficient assets in our defined benefit pension plan;

•   adverse results of legal proceedings;

•   potential adverse U.S. federal income tax consequences;

•   our controlling shareholder’s control over us, and its interests that may conflict with ours and may differ from those of our public shareholders;

•   future sales of our ordinary shares by current shareholders;

•   lack of a prior trading market for our ordinary shares;

•   our holding company structure; and

•   the costs of being a public company, including Sarbanes-Oxley Act compliance.

We caution you that the above list of cautionary statements is not exhaustive and should be considered with the risks described under “Risk Factors” and elsewhere in this Quarterly Report on Form 10-Q and those identified in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended April 30, 2014. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. We disclaim any intentions or obligations to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except in accordance with applicable securities laws.

Unless the context otherwise requires, references in this Quarterly Report on Form 10-Q to “Company,” “we,” and “our” refer to CHC Group Ltd. and its subsidiaries. Our fiscal year ends on April 30, and we refer to fiscal years based on the end of such period (the fiscal year ended April 30, 2014 is referred to as “fiscal 2014”). Certain operational terms used in this Quarterly Report on Form 10-Q are defined under the heading “Glossary.”

Overview of Business

We are the world’s largest commercial operator of helicopters based on revenue of $1.8 billion in fiscal 2014. We are also the world’s largest commercial operator of heavy and medium helicopters based on our fleet of 233 heavy and medium helicopters as of July 31, 2014. With bases on six continents, we are one of only two global commercial helicopter service providers to the offshore oil and gas industry. Our mission is to provide the highest level of service in the industry, which we believe will enable our customers to go further, do more and come home safely. With over 60 years of experience providing helicopter services, we believe our brand and reputation have become associated with safe and reliable transportation and mission-critical logistics solutions. Our fleet of heavy and medium helicopters, global capabilities and reputation for safety position us to capitalize on anticipated increases in ultra-deepwater and deepwater drilling and production spending by our major, national and independent oil and gas company customers.

Our helicopters are primarily used to facilitate large, long-distance crew changes on offshore production facilities and drilling rigs. We also provide search and rescue services, or SAR, and emergency medical services, or EMS, to government agencies. We maintain a presence in most major offshore oil and gas markets through a network of approximately 70 bases with operations in approximately 30 countries, more than any other commercial helicopter service provider in the world. We cover this expansive and diverse geography with a technologically advanced fleet of 233 helicopters and the expertise to serve customers in ultra-deepwater and deepwater locations. To secure and maintain operating certificates in the many jurisdictions in which we provide helicopter services, we must meet stringent and diverse regulatory standards across multiple jurisdictions, and have an established track record in obtaining and maintaining certificates as well as working with regulators and local partners.

We generate the majority of our oil and gas customer Helicopter Services revenue from contracts tied to our customers’ offshore production operations, which have long-term transportation requirements. A substantial portion of our remaining oil and gas customer Helicopter Services revenue comes from transporting personnel to and from offshore drilling rigs, and we believe this capability allows us to take advantage of expansion in the global ultra-deepwater rig fleet. Approximately 73% to 78% of the flying revenue in our Helicopter Services segment was attributable to fixed monthly charges for the fiscal years ended April 30, 2012, 2013 and 2014.

We also provide maintenance, repair and overhaul, or MRO, services through our Heli-One business to both our own Helicopter Services segment and to third-party customers. Our MRO capabilities enable us to perform heavy structural repairs, and maintain, overhaul and test helicopters and helicopter components globally across various helicopter types. We believe our in-house MRO operations through our Heli-One business enable us to manage our supply chain and maintain our fleet more

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efficiently, thereby increasing the availability of our helicopters and reducing our overall cost of maintenance. In addition, we are the largest provider of these services (excluding original equipment manufacturers, or OEMs), which allows us to provide our Heli-One customers with comprehensive MRO services across multiple helicopter types and families. Our MRO services include complete maintenance outsourcing solutions, parts sales and distribution, engineering services, design services and logistics support.

Segments

We report under two operating segments and have a Corporate segment comprised primarily of general and administration costs. During the three months ended July 31, 2014, we changed our internal reporting structure to allocate certain direct maintenance and supply chain costs previously reported in the Heli-One segment to the Helicopter Services segment.  Under the previous reporting, Heli-One provided maintenance services to the Helicopter Services segment under the terms of a Power by Hour (“PBH”) contract.  Costs incurred by Heli-One to provide services under the PBH contract were reported in the Heli-One segment, whether they related to maintenance costs performed internally by Heli-One or to services contracted from external third parties.  Under the new reporting, all third-party maintenance costs are reflected in the Helicopter Services segment. Maintenance services provided by Heli-One to Helicopter Services are separately reflected for each MRO contract as opposed to a PBH contract basis. Information on segment assets is not reviewed by the Company’s chief operating decision maker (“CODM”) in making operating decisions and assessing performance.

Our two operating segments are as follows:

Helicopter Services:

•   Our Helicopter Services segment consists of flying operations in the Eastern North Sea, the Western North Sea, the Americas, the Asia Pacific region and the Africa-Euro Asia region, primarily serving our offshore oil and gas customers and providing SAR and EMS to government agencies. The Eastern North Sea is comprised mainly of Norway while the Western North Sea includes the United Kingdom, Ireland and the Netherlands. The Americas is comprised of Brazil, North American countries and other South American countries. The Asia Pacific region includes Australia and Southeast Asian countries and the Africa-Euro Asia region includes Nigeria, Equatorial Guinea, Kazakhstan, Mozambique, Tanzania and other African and European countries.

•   Helicopter Services generated approximately 87% to 90% of its revenue for the three years ended April 30, 2014 from oil and gas customers, and of this amount, the majority is tied to our customers’ offshore production operations, which have long-term transportation requirements.

•   Helicopter Services also provides SAR and EMS to government agencies and to our oil and gas customers. SAR and EMS revenue to non-oil and gas customers has historically contributed approximately 10% to 11% of Helicopter Services revenue for the three years ended April 30, 2014.

Heli-One:

•    Our Heli-One segment includes helicopter maintenance, repair and overhaul facilities in Norway, Poland, Canada and the United States, providing helicopter maintenance, repair and overhaul services for our fleet and for a growing external customer base in Europe, Asia and North America. Although intersegment revenues are eliminated from the presentation of our consolidated financial information, operationally, Heli-One’s largest customer is our Helicopter Services segment.

•    We have historically generated the majority of our third-party Heli-One revenue by providing maintenance, repair and overhaul services to other helicopter operators. Approximately 28%, 34% and 38% of our third-party Heli-One revenue in the 2012, 2013 and 2014 fiscal years, respectively, was derived from PBH contracts, where the customer pays a ratable monthly charge, typically based on the number of hours flown, for all scheduled and un-scheduled maintenance.

Key Financial and Operating Metrics

We use a number of key financial and operating metrics to measure the performance of our business, including Adjusted EBITDAR, Adjusted EBITDAR excluding special items, Adjusted EBITDAR margin, Adjusted EBITDAR margin excluding special items, Adjusted net loss, and our Heavy Equivalent Rate (HE Rate). None of Adjusted EBITDAR, Adjusted EBITDAR excluding special items, Adjusted EBITDAR margin, Adjusted EBITDAR margin excluding special items, Adjusted net loss or HE Rate is required by, or presented in accordance with United States Generally Accepted Accounting Principles (“GAAP”).

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These non-GAAP measures are not performance measures under GAAP and should not be considered as alternatives to net earnings (loss) or any other performance or liquidity measures derived in accordance with GAAP. In addition, these measures may not be comparable to similarly titled measures of other companies.

The following charts show our revenue generated by segment, our HE Rate, our Adjusted EBITDAR excluding special items, our Adjusted EBITDAR margin excluding special items, operating income and operating margin for the three month periods ended July 31, 2013 and July 31, 2014:

(1)   HE Rate is the third-party operating revenue from our Helicopter Services segment excluding reimbursable revenue divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet. Our heavy and medium helicopters, including owned and leased, are weighted at 100% and 50%, respectively, to arrive at a single HE count, excluding helicopters expected to be retired from our fleet.

(2)   Adjusted EBITDAR margin excluding special items is calculated as Adjusted EBITDAR excluding special items divided by total revenue less reimbursable revenue. Cost reimbursements from customers are recorded as reimbursable revenue with the related reimbursement expense in direct costs.

(3)   Operating margin is calculated as operating income divided by total revenue.

Adjusted EBITDAR, Adjusted EBITDAR excluding special items, Adjusted EBITDAR margin, Adjusted EBITDAR margin excluding special items, Adjusted net loss and HE Rate are non-GAAP financial measures. We have chosen to include Adjusted EBITDAR, and Adjusted EBITDAR excluding special items, as we consider these measures to be significant indicators of our financial performance and we use these measures to assist us in allocating available capital resources. Adjusted EBITDAR is defined as earnings before interest, taxes, depreciation, amortization, helicopter lease and associated costs, asset impairments, gain (loss) on disposal of assets, foreign exchange gain (loss) and other financing income (charges) or total revenue plus earnings from equity accounted investees, less direct costs, excluding helicopter lease and associated costs, and general and administration costs. Adjusted EBITDAR excluding special items excludes corporate transaction costs, which includes costs related to senior executive turnover, potential financing and other transactions. For additional information about our segment revenue and Adjusted EBITDAR, including a reconciliation of these measures to our consolidated financial statements, see Note 19 of our unaudited interim consolidated financial statements for the three months ended July 31, 2013 and 2014 included elsewhere in this Quarterly Report on Form 10-Q.

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We have chosen to include Adjusted net loss as it provides us with an understanding of the results from the primary activities of our business by excluding corporate transaction costs, which includes costs related to senior executive turnover, potential financing and other transactions, asset dispositions, asset impairments, loss on debt extinguishment, the revaluation of our derivatives and foreign exchange gain (loss), which is primarily driven by the translation of U.S. dollar balances in entities with a non-U.S. dollar functional currency. This measure excludes the net earnings or loss attributable to non-controlling interests. We believe that this measure is a useful supplemental measure as net loss includes these items, and the inclusion of these items are not meaningful indicators of our ongoing performance. For additional information about our Adjusted net loss, including reconciliation to our consolidated financial statements, see “Summary of the Results of Operations.”

We have chosen to include the HE Rate, which is the third-party operating revenue from the Helicopter Services segment excluding reimbursable revenue divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet. Our heavy and medium helicopters, including owned and leased, are weighted at 100% and 50%, respectively, to arrive at a single HE count, excluding helicopters expected to be retired from the fleet. We believe this measure is useful as it provides a standardized measure of our operating revenue per helicopter taking into account the different revenue productivity and related costs of operating our fleet mix of heavy and medium helicopters.

Key Drivers Affecting our Results of Operations

Our results of operations and financial condition are affected by numerous factors, including those described under Part I, Item 1A “Risk Factors,” elsewhere in this Quarterly Report on Form 10-Q and those described below:

•   General level of offshore production and drilling activity. Demand for our services depends primarily upon ongoing offshore hydrocarbon production and the capital spending of oil and gas companies and the level of offshore drilling activity. Higher activity levels can lead to greater utilization of our helicopters by our customers. Because a large portion of our costs are fixed, our Adjusted EBITDAR margins typically improve when more of our helicopters are deployed.

•   Impact of fleet mix. Generally, contracts for our helicopter services requiring heavier and newer helicopters provide an opportunity to generate greater profit than lighter and older helicopters. Consequently, our revenue and profit opportunity improves as we upgrade our fleet and enter into new contracts.

•   Timing of new contracts and our commencement of service under new contracts. Our results of operations in a particular period can be impacted by the timing of the execution of new contracts and our ability to provide servicesunder new contracts.

Market Outlook

We generate the majority of our Helicopter Services revenue from contracts tied to our oil and gas customers’ offshore production operations, which have long-term transportation requirements. A substantial portion of our remaining oil and gas customer Helicopter Services revenue comes from transporting personnel to and from offshore drilling rigs, and we believe this capability allows us to take advantage of expansion in the global ultra-deepwater rig fleet. Approximately 73% to 78% of the flying revenue in our Helicopter Services segment was attributable to fixed monthly charges for the fiscal years ended April 30, 2012, 2013 and 2014. The production business is typically less cyclical than the exploration and development business because production platforms remain in place over the long-term and are relatively unaffected by economic cycles, as the marginal cost of lifting a barrel of oil once a platform is in position is low. Our customers typically base their capital expenditure budgets on their long-term commodity price expectations.

Our MRO services, operated through our Heli-One business, are dependent on helicopter maintenance demand. This is generally highest during periods of high helicopter service demand where high flying hours result in more frequent maintenance, most of which is required by regulation.

We have seen an increase in ultra-deepwater and deepwater spending by our customers and we are optimistic that growth will continue in future periods. We are continuing to see growth in offshore production as the industry moves offshore to find hydrocarbons. New technology has allowed oil and gas companies to continue exploration and drilling farther offshore. To remain competitive and to service existing and new contracts in this industry, we are augmenting our fleet by adding technologically advanced helicopters to meet customers’ changing demands. The industry is constrained by the pace at which it renews its fleet due

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to the limited supply of new technology helicopters produced annually by the OEMs. To address this constraint, we have leveraged our relationship with the OEMs to secure commitments to obtain new technology helicopters to support our future growth.

During the three months ended July 31, 2014, we took delivery of five helicopters. At July 31, 2014, we have commitments to purchase 25 new helicopters, with the delivery of these helicopters beginning in fiscal 2015 and continuing through to fiscal 2017. These helicopters will be purchased outright or financed through leases. In addition to this, we have committed to $100.0 million of additional heavy helicopter purchases with Airbus Helicopters prior to December 31, 2016.

The North Sea continues to be our core operating area, with approximately half of Helicopter Services’ revenue being derived from this region. Brazil and certain countries in the Africa-Euro Asia region, particularly Nigeria, are expected to contribute increasingly to our revenue in future periods due to an increase in ultra-deepwater and deepwater oil and gas activity in those regions. In May 2014, we won a new contract to provide helicopter services to an exploration rig in the Atlantic Ocean, off the coast of Newfoundland, Canada. In June 2014, we won a new multi-year oil and gas contract in the U.K. to provide flying services to the Mariner field off the coast of Scotland. We have also made continued contract wins and renewals for the year to date with new contracts in the U.K., Kazakhstan, Norway and Equatorial Guinea.

Heli-One continues to develop its third-party business for both PBH and non-PBH revenue streams, with recent contract wins for helicopter upgrade and modification contracts with major leasing customers as well as engine overhaul and medium helicopter PBH agreements, which includes new business with customers in Japan and Malaysia. To further support the growth of our Heli-One business and expand our global footprint, we opened a new 65,000 square foot customized hangar in Rzeszow, Poland in April 2014. We continue to review and improve our global inventory management processes through a number of lean process techniques to support efficiencies in our workshops and our supply chain for our business operations, including developing our inventory management methodology and reducing the turnaround time on rotable maintenance, which is designed to both reduce our capital investment outlay and improve rotable part availability.We have also been working to expand sales volumes through our global agent and channel partner network, where we have signed new agents and channel partners in numerous key regions during preceding periods.

We believe our broad transformation program will provide significant value to our operations. This program looks at all major aspects of our operations and includes a number of work streams, each including many initiatives. The program includes transformative thinking and technology to achieve cost efficiencies through global standardization and organizational efficiency to allow us to enhance our earnings and cash flows. We opened our centralized Integrated Operations Center in Irving, Texas in fiscal 2013. The centralization process has been rolled out on a region by region basis, a process which is expected to be complete by the end of the 2014 calendar year. We are continuing to complete the implementation of our long-term crew planning and scheduling program, AIMS, to further improve customer service levels. This system improves crew scheduling, the integration of crew rosters, allows integrated training planning and enhanced key performance indicator reporting to improve crew and helicopter productivity and has been deployed in several regions, including Brazil, the North Sea and Australia. This system will be linked with our Operations Flight Planning System (OFPS), which forms part of the electronic flight bag for pilots, a measure undertaken to reduce paperwork and improve pilot efficiency. During the three months ended July 31, 2014, OFPS, integrated with AIMS, was successfully launched in our North Sea region. The roll-out of OFPS will continue to our other regions and bases. We have also continued with our global base transformation initiative, which is a program aimed at improving base efficiency through the implementation of measures designed to improve crew and field operations efficiency and reduce our aircraft on ground days, and our global indirect procurement review, aimed at generating cost savings through e-procurement implementation, bulk purchasing and more sophisticated vendor selection. We believe these transformative actions will allow us to maximize our value proposition to our customers.

We conduct our business in various foreign jurisdictions, and as such, our cash flows and earnings are subject to fluctuations and related risks from changes in foreign currency exchange rates. Throughout the three months ended July 31, 2014, our primary foreign currency exposures were related to the Norwegian Kroner, the Euro, the British pound sterling, the Canadian dollar and the Australian dollar. For details on this exposure and the related impact on our results of operations, see Part I, Item 3 “Quantitative and Qualitative Disclosures About Market Risk” included elsewhere in this Quarterly Report on Form 10-Q.

Recent Developments

Following an incident in October 2012 that led to the widespread suspension of all over-water Airbus Helicopters EC225 helicopters, extensive investigation by the manufacturer, independent analysis and authority-approved modifications to the

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helicopters were completed and we commenced in July 2013 the phased re-introduction of our EC225 fleet to full service. Full regular service on the Airbus Helicopters EC225 fleet was completed during the fourth-quarter of the 2013 calendar year in conjunction with robust interim safety measures.

On June 11, 2014, the UK Air Accident Investigation Branch, or UK AAIB, issued its final report into this and a related May 2012 incident by another operator. A full copy of the final report is available at http://www.aaib.gov.uk/publications/formal_reports/2_2014_g_redw_g_chcn.cfm. Neither the foregoing website nor the information contained on the website nor the report accessible through such website shall be deemed incorporated into, and neither shall be a part of, this Quarterly Report on Form 10-Q. The root cause of the incident was attributed to the bevel gear vertical shaft design. In April 2014, Airbus Helicopters announced that a redesigned vertical gear shaft had been approved by the European Aviation Safety Agency, or EASA. The retrofitting of the redesigned gear shaft has begun, with the expectation that this retrofit program will be completed within twelve months.

On August 23, 2013, one of our Airbus Helicopters AS332L2 heavy helicopters was involved in an accident near Sumburgh in the Shetland Isles, United Kingdom. Authorities subsequently confirmed four fatalities and multiple injuries among the 16 passengers and two crew members on board. The cause of the accident is not yet known and full investigations are being carried out in conjunction with the UK AAIB and Police Scotland.

Despite engineering and operating differences between the AS332L2, AS332L, AS332L1 and EC225 helicopters, for a limited period, we voluntarily canceled all our flights worldwide on those helicopter types (except for those involved in life-saving missions), out of respect for our work force and those of our customers, and to evaluate any implications associated with the accident.

Within a week of the accident, after consultation with our principal regulators, the manufacturer, customers, union representatives and industry groups, and based on findings that there was no evidence to support a continuation of our temporary voluntary suspension and, on recommendations to return to active service all variants of these helicopter types, we resumed commercial passenger flights with all of these helicopter types to and from offshore oil and gas installations worldwide, excluding those in the United Kingdom with AS332L2 helicopters. We resumed AS332L2 commercial flights in the United Kingdom in mid-September. All of these helicopter types have now been returned to commercial operations worldwide.

On October 18, 2013, the UK AAIB issued a special bulletin about its investigation on the causes of the AS332L2 accident. A full copy of the special bulletin is available at http://www.aaib.gov.uk/publications/special_bulletins/s1_2014___as332_l2_super_puma__g_wnsb.cfm. Neither the foregoing website nor the information contained on the website nor the report accessible through such website shall be deemed incorporated into, and neither shall be a part of, this Quarterly Report on Form 10-Q. In the special bulletin, the UK AAIB confirmed that, to date, the wreckage examination and analysis of recorded data as well as information from interviews of people involved in the accident have not found any evidence of a technical fault that could have been causal to the accident. The investigations by the UK AAIB and Police Scotland are ongoing. On January 23, 2014, the UK AAIB issued a further special bulletin (S1/2014) on the accident which contained enhanced pre-flight safety briefing recommendations relating to the use of the passenger re-breather; these recommendations were implemented in all regions where this equipment was in use. It is too early to determine the extent of the impact of the accident on our results of operations or financial condition based on information currently available.

On February 20, 2014, the UK Civil Aviation Authority (CAA) published its safety review of offshore oil and gas public transport helicopter operations (CAP 1145). A full copy of the review is available at http://www.caa.co.uk/application.aspx?catid=33&pagetype=65&appid=11&mode=detail&id=6088. Neither the foregoing website nor the information contained on the website nor the report accessible through such website shall be deemed incorporated into, and neither shall be a part of, this Quarterly Report on Form 10-Q. The report’s prescribed actions and recommendations were the result of a comprehensive review of offshore helicopter operations, undertaken in conjunction with the Norwegian Civil Aviation Authority and the EASA. The UK CAA identified several actions intended to minimize the risk of further accidents and to improve the survivability in the event of an accident; those actions/recommendations included prohibiting helicopter flights in certain sea conditions, except in response to an emergency, relative to the sea conditions for which the helicopter has been certificated, and only allowing passengers to be seated next to push-out window exits unless all passengers have enhanced emergency breathing equipment or the helicopter is fitted with side floats. The review also identified several other areas of activity to further enhance the levels of safety in the offshore helicopter industry. In May 2014, the UK CAA announced certain changes to the timing of the implementation of the measures within this report, which include the delay of seating restrictions until September 1, 2014. The introduction of the enhanced breathing equipment for all passengers is being implemented as scheduled.

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On July 3, 2014, one of our helicopters conducted a medivac flight of a reportedly ill oil worker from the Troll A platform in the North Sea. During the flight, the patient freed himself from his safety belts and exited the helicopter through an emergency window at 600 meters above the sea. His remains were subsequently recovered from the sea. We are fully cooperating with the police and aviation authorities in their investigation.

Financing Transactions

On August 21, 2014, we announced the entry into definitive agreements with funds managed by Clayton, Dubilier & Rice (CD&R) for aggregate investment of up to $600.0 million in CHC Group Ltd. through the issuance of convertible preferred shares, or the preferred shares. We disclosed descriptions and copies of the definitive agreements in the Current Report on Form 8-K filed with the SEC on August 27, 2014, which are incorporated herein by reference. Consummation of the transactions contemplated by such agreements is subject to the satisfaction of closing conditions, including (i) the approval of the issuance of the preferred shares by the holders of a majority of the outstanding ordinary shares voted in person or by proxy at an extraordinary general meeting of shareholders in a limited time-frame; (ii) expiration or termination of all required waiting periods of applicable competition laws; (iii) obtaining certain required third-party consents; (iv) execution of certain shareholder agreements with CD&R and 6922767 Holding (Cayman) Inc., or CaymanCo, an entity controlled by affiliates of First Reserve Corporation; (v) resignation of one of the directors designated by CaymanCo and taking of all necessary actions by our board of directors for the election of two (2) directors designated by CD&R at or prior to the first closing and taking of all board actions necessary for the election of two (2) additional directors designated by CD&R at or prior to the second closing; and (vi) absence of a material adverse effect. No assurance can be given that we will complete the pending financing transactions on the currently contemplated timetable, or that we will be able to derive the benefits contemplated.

The preferred shares offered to the purchaser in the private placement will not be or have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Quarterly Report on Form 10-Q does not constitute an offer to sell or a solicitation of an offer to buy any securities.

Fleet

As of July 31, 2014, our fleet was comprised of the following helicopters:

Helicopter Type	Total	Cruise Speed (kts)	Approximate Range (nmi)	Passenger Capacity	Maximum Weight (lbs)
Helicopter Type
Heavy:
Sikorsky S92A	42	145	400	19	26,500
Airbus Helicopters EC225	37	145	400	19	24,250
Airbus Helicopters (AS332 L, L1, and L2)	37	130 - 140	250 - 350	17 - 19	18,000 - 20,500
Total Heavy	116
Medium:
AgustaWestland AW139	39	145	280	12 - 15	15,000
Sikorsky S76C++	23	145	220	12	11,700
Sikorsky S76C+	20	145	175	12	11,700
Sikorsky S76A++	15	135	110 - 130	12	10,800 - 11,700
Bell 412	8	125	135	13	11,900
Airbus Helicopters AS365 Series	7	120 - 145	80	11	9,500
Airbus Helicopters EC135/145/155	5	N/A(1)	N/A(1)	N/A(1)	N/A(1)
Total Medium	117
Total Helicopters	233

(1)   EMS only

As of July 31, 2014, we have committed to purchase 25 new helicopters and the total required additional expenditure for these helicopters is approximately $615.2 million. These helicopters are expected to be delivered in fiscal 2015 ($270.5 million),

40

2016 ($229.0 million) and 2017 ($115.7 million) and will be deployed in our Helicopter Services segment. We intend to enter into leases for these helicopters or purchase them outright upon delivery from the manufacturer. Additionally, we have committed to purchase $53.2 million of helicopter parts by October 31, 2015 and $100.0 million of heavy helicopters from Airbus Helicopters prior to December 31, 2016.

The following table shows the expected delivery dates of the helicopter purchase commitments referred above:

Number of helicopters purchase commitments(i)
2015	12
2016	9
2017	4
25

(i)    Does not include helicopters related to our commitment to purchase $100.0 millionof heavy helicopters from Airbus Helicopters or our intention to lease helicopters from an independent lessor with two planned deliveries in fiscal 2015.

Summary Results of Operations
(In thousands of U.S. dollars)

	Three Months Ended July 31,
	2013	2014
Operating revenue	$373,059	$421,074
Reimbursable revenue	41,872	39,574
Total revenue	414,931	460,648
Operating Expenses
Direct costs(i)	(287,827)	(331,267)
Earnings from equity accounted investees	2,391	2,677
General and administration costs	(18,116)	(21,662)
Adjusted EBITDAR(ii)	111,379	110,396
Helicopter lease and associated costs	(55,279)	(63,280)
Depreciation	(32,057)	(33,725)
Asset impairments	(7,324)	(275)
Loss on disposal of assets	(1,122)	(5,259)
Operating income	15,597	7,857
Interest on long-term debt	(38,708)	(34,872)
Foreign exchange gain (loss)	(13,087)	4,908
Other financing income (charges)	5,823	(4,325)
Loss before income tax	(30,375)	(26,432)
Income tax expense	(5,308)	(7,887)
Net loss	$(35,683)	$(34,319)
Net earnings (loss) attributable to:
Controlling interest	$(38,331)	$(42,100)
Non-controlling interests	2,648	7,781
Net loss	$(35,683)	$(34,319)
Non-GAAP Financial Measures:
Adjusted net loss(iii)	$(31,562)	$(36,672)
Adjusted EBITDAR excluding special items(ii)	111,379	112,097
Adjusted EBITDAR margin(ii)	29.9%	26.2%
Adjusted EBITDAR margin, excluding special items(ii)	29.9%	26.6%
HE Rate(iv)	$2,052	$2,364

(i)    Direct costs in the information above excludes helicopter lease and associated costs. These costs are combined in the consolidated statements of operations, which are included in the unaudited interim consolidated financial statements included elsewhere in this Quarterly Report on Form 10-Q.

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(ii)   See “—Key Financial and Operating Metrics” for the definition and discussion of these non-GAAP measures. Additional information about our Adjusted EBITDAR, including a reconciliation of this measure to our consolidated financial statements is also provided in Note 19 of our unaudited interim consolidated financial statements for the three months ended July 31, 2013 and 2014, each included elsewhere in this Quarterly Report on Form 10-Q. See below for our reconciliation of Adjusted EBITDAR excluding special items, Adjusted EBITDAR margin and Adjusted EBITDAR margin excluding special items, which we have included because we consider these measures to be significant indicators of our financial performance and management use these measures to assist us in allocating available capital resources.

	Three Months Ended July 31,
	2013	2014
Adjusted EBITDAR	$111,379	$110,396
Adjusted EBITDAR excluding special items	111,379	112,097
Total revenues less reimbursable revenue	373,059	421,074
Adjusted EBITDAR margin	29.9%	26.2%
Adjusted EBITDAR margin, excluding special items	29.9%	26.6%

Adjusted EBITDAR excluding special items excludes corporate transaction costs, which includes costs related to senior executive turnover, potential financing and other transactions. This is reconciled to Adjusted EBITDAR as follows:

	Three Months Ended July 31,
	2013	2014
Adjusted EBITDAR excluding special items	$111,379	$112,097
Corporate transaction costs	—	(1,701)
Adjusted EBITDAR	$111,379	$110,396

(iii)  Adjusted net loss is a non-GAAP measure that has not been prepared in accordance with GAAP and has not been audited or reviewed by our independent auditors. We have chosen to include adjusted net loss as it provides us with an understanding of the results from the primary activities of our business by excluding items such corporate transaction costs, which includes costs related to senior executive turnover, potential financing and other transactions, asset dispositions, asset impairments, loss on debt extinguishment, the revaluation of our derivatives and foreign exchange gain (loss), which is primarily driven by the translation of U.S. dollar balances in entities with a non-U.S. dollar functional currency. This measure excludes the net earnings or loss attributable to non-controlling interests. We believe that this measure is a useful supplemental measure as net loss includes these items, and these items are not meaningful indicators of our ongoing performance. A description of the adjustments to and reconciliations of this non-GAAP financial measure to the most comparable GAAP financial measure is as follows:

	Three Months Ended July 31,
	2013	2014
Adjusted net loss	$(31,562)	$(36,672)
Corporate transaction costs	—	(1,701)
Asset impairments	(7,324)	(275)
Loss on disposal of assets	(1,122)	(5,259)
Foreign exchange gain (loss)	(13,087)	4,908
Loss on debt extinguishment	—	(7,444)
Unrealized gain on derivatives	14,764	4,343
Net loss attributable to controlling interest	$(38,331)	$(42,100)

(iv)   HE Rate is a non-GAAP measure that has not been prepared in accordance with GAAP and has not been audited or reviewed by our independent auditors. HE rate is the third-party operating revenue from the Helicopter Services segment excluding reimbursable revenue divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet. Our heavy and medium helicopters, including owned and leased, are weighted as 100% and 50%, respectively, to arrive at a single HE count, excluding helicopters expected to be retired from our fleet. An average of this figure is used to calculate our HE Rate. See “—Key Financial and Operating Metrics” for discussion of this non-GAAP financial measure. See below for the reconciliation of HE Rate.

	Three Months Ended July 31,
	2013	2014
Helicopter Services total external revenue	$387,302	$423,711
Less: Reimbursable revenues	(41,872)	(39,574)
Helicopter Services operating revenue	$345,430	$384,137
Average HE count	168.3	162.5
HE Rate	$2,052	$2,364

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Consolidated Results Summary

For the three months ended July 31,
(In thousands of U.S. dollars)

			Favorable (Unfavorable)
	2013	2014	$ Change	% Change
Helicopter Services(i)	$387,302	$423,711	$36,409	9.4%
Heli-One	27,629	36,937	9,308	33.7%
Total revenue	414,931	460,648	45,717	11.0%
Direct costs(ii)	(287,827)	(331,267)	(43,440)	(15.1)%
Helicopter lease and associated costs	(55,279)	(63,280)	(8,001)	(14.5)%
Total direct costs	$(343,106)	$(394,547)	$(51,441)	(15.0)%
Flying hours	39,156	35,990	(3,166)	(8.1)%
# of helicopters	246	233	(13)	(5.3)%
Average HE count	168.3	162.5	(5.8)	(3.4)%
HE Rate(iii)	$2,052	$2,364	$312	15.2%

(i)    Includes revenue from customer reimbursement of fuel costs of $24.2 million for the three months ended July 31, 2013 and $22.3 million for the three months ended July 31, 2014.

(ii)   Includes $24.6 million in fuel costs for the three months ended July 31, 2013 and $22.8 million for the three months ended July 31, 2014.

(iii)  HE Rate is the third-party operating revenue from the Helicopter Services segment excluding reimbursable revenue divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet. Our heavy and medium helicopters, including owned and leased, are weighted at 100% and 50%, respectively, to arrive at a single HE count, excluding helicopters expected to be retired from our fleet. An average of this figure is used to calculate our HE Rate.

Consolidated Results of Operations

Revenue

Consolidated revenue increased by $45.7 million to $460.6 million compared to the prior year quarter, an increase of 11.0%. Revenue increased in both our Helicopter Services and Heli-One segments. The changes in external revenue by segment are explained below.

Helicopter Services

For the three months ended July 31,
(In thousands of U.S. dollars)

			Favorable (Unfavorable)
	2013	2014	$ Change	% Change
Eastern North Sea	$94,712	$102,407	$7,695	8.1%
Western North Sea	100,623	118,350	17,727	17.6%
Americas	58,668	72,549	13,881	23.7%
Asia Pacific	85,659	80,424	(5,235)	(6.1)%
Africa-Euro Asia	46,720	48,327	1,607	3.4%
Other	920	1,654	734	79.8%
Total	$387,302	$423,711	$36,409	9.4%

The total external revenue for Helicopter Services increased by $36.4 million, or 9.4%, compared to the prior year quarter. The key variances by region were as follows:

•    Eastern North Sea. Revenues in the Eastern North Sea increased by $7.7 million compared to the prior year quarter. There was a $3.0 million increase in revenue, primarily due to a new contract win in the oil and gas sector, in addition to higher levels of ad-hoc and reimbursable revenue of $3.1 million. Revenue also increased by $3.2 million over the prior year quarter due to higher activity with existing customers, as a result of the resumption of normal commercial operations

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of our EC225 fleet. These increases were partially offset by a $1.6 million decrease due to the expiry of contracts with certain customers.

•    Western North Sea. Revenues in the Western North Sea increased by $17.7 million compared to the prior year quarter, due to additional services and new contracts with oil and gas customers, which generated additional revenue of $16.6 million. In addition, ad-hoc revenue and other revenue was $3.6 million higher than the prior year quarter, primarily due to the EC225 return to service. Revenue increased in Ireland for a SAR contract, which was fully implemented by December 2013, offset by the expiration of a SAR contract in the UK, resulting in a net increase to revenue of $5.4 million over the prior year quarter. These increases were partially offset by contract expirations with oil and gas customers of $7.9 million.

•   Americas. Revenues in the Americas increased by $13.9 million compared to the prior year quarter, primarily due to a new contract win for $2.3 million and other increased revenue in Brazil of $21.3 million, driven primarily by the EC225 return to service. The increase was offset by a $9.7 million reduction in revenue due to a contract completion in Nicaragua, which ended in January 2014, and by a contract completion in Brazil in April 2014.

•   Asia Pacific. Asia Pacific revenues decreased by $5.2 million compared to the prior year quarter due to contract completions offsetting additional revenues from new contract wins. Revenue increased due to new contract wins and modifications for oil and gas customers in East Timor, Australia and other South East Asia countries which increased revenue by $14.5 million compared to the prior year quarter. These increases were offset by the expiry of contracts with oil and gas customers, primarily in Australia, approximating $19.7 million.

•    Africa-Euro Asia. Africa-Euro Asia revenues increased by $1.6 million compared to the prior year quarter due to new contract wins and changes in contract activity in Equatorial Guinea, Nigeria, Eastern Europe and in other African countries, which resulted in additional revenue of $20.5 million. This increase included our operations in Nigeria, which generated additional revenue of $5.3 million compared to the prior year quarter. Offsetting these increases were contract expirations in Kazakhstan, Azerbaijan and Tanzania of $8.6 million and a decrease in revenue of approximately $10.3 million due to contract modifications with continuing customers, primarily in Kazakhstan, compared to the prior year quarter.

Heli-One

Heli-One’s external revenue increased by $9.3 million, with increased PBH revenue of $7.1 million and increased non-PBH project revenue, which includes airframe, engine and component work, of $2.2 million. The higher levels of PBH revenue compared to the prior year quarter was due in part to the resumption of normal commercial operations by third-party customers of EC225 helicopters, in addition to new contract wins. Higher non-PBH project revenue increased primarily due to higher levels of airframe and component work partially offset by lower levels of engine repair work compared to the prior year quarter.

Direct Costs

For the three months ended July 31,
(In thousands of U.S. dollars)

			Favorable (Unfavorable)
	2013	2014	$ Change	% Change
Crew costs	$(108,086)	$(113,222)	$(5,136)	(4.8)%
Base operations and other costs	(77,460)	(82,030)	(4,570)	(5.9)%
Maintenance	(55,948)	(89,651)	(33,703)	(60.2)%
Support costs	(46,333)	(46,364)	(31)	(0.1)%
	$(287,827)	$(331,267)	$(43,440)	(15.1)%

Direct costs increased by $43.4 million to $331.3 million compared to the prior year quarter. The increase in direct costs was due to an increase in crew, maintenance and base operations and other costs in the current year quarter compared to the prior year quarter.

Crew costs, including salary, benefits, training and recruitment, increased by $5.1 million to $113.2 million compared to the prior year quarter. Crew costs were incurred only by our Helicopter Services segment. Crew costs have increased by $8.8 million, primarily as a result of new contract work in Nigeria, Eastern Europe, and South East Asia. These were offset by a reduction in crew costs in certain other regions, including the Western North Sea, Australia and Kazakhstan, where crew costs decreased by $3.7 million, again primarily due to changes in the level of customer activity.

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Base operations and other costs, which include our base operations, reimbursable costs, insurance costs and other external expenses, increased by $4.6 million to $82.0 million compared to the prior year quarter. Base operations and other costs were incurred only by our Helicopter Services segment. Base operations and other costs increased compared to the prior year quarter by $8.2 million primarily driven by new customer contracts in Eastern Europe, Nigeria and in the North Sea and the receipt of insurance proceeds in the prior year quarter. These were offset by $1.0 million of lower rechargeable costs and $2.6 million of lower costs incurred in Brazil, primarily for travel and accommodation, compared to the prior year quarter.

Maintenance costs increased by $33.7 million to $89.7 million compared to the prior year quarter. Approximately two-thirds of these costs were related to Helicopter Services, with the balance related to Heli-One for MRO costs incurred for revenue activities related to external customers. Maintenance costs increased in part because we received in the prior year quarter cash and immediately available credits, in light of the EC225 suspension, which were booked as reductions to maintenance costs as they related to short-term performance issues. Maintenance costs also increased by $5.9 million in the current year quarter compared to the prior year quarter, due to the timing of externally subcontracted maintenance costs, primarily on our EC225 fleet. Our Helicopter Services segment incurred an additional $2.1 million of costs related to ongoing inspection costs on the EC225 fleet. We will incur these additional inspection costs until the completion of retrofit of the redesigned gear shaft, which is expected to be complete in fiscal 2015. See “—Recent Developments” included elsewhere in this Quarterly Report on Form 10-Q for further information. These increases were offset by $6.8 million of additional costs incurred in the prior year quarter in preparing the EC225 helicopters for return to service, which were not incurred in the current year quarter.

Support costs were flat compared to the prior year quarter, with higher levels of support costs incurred for sales support staff and supply chain management offset by lower levels of consulting costs. The majority of support costs are incurred by our Helicopter Services segment, with $5.9 million related to our Heli-One segment.

Helicopter Lease and Associated Costs

Helicopter leasing costs increased by $8.0 million to $63.3 million, due primarily to an increase in new technologically advanced helicopter additions. We are continuing to acquire new technologically advanced helicopters to meet our customers’ needs as they continue production, exploration and development into deeper waters. We anticipate we will continue to finance helicopters through operating leases and may make strategic decisions as required to purchase certain helicopters outright. The purchase of helicopters allows for greater jurisdictional flexibility as some lease agreements restrict the movement of helicopters to certain countries.

General and Administrative Costs

General and administrative costs increased by $3.5 million to $21.7 million compared to the prior year quarter. The increase was primarily due to increased stock-based compensation expense of $3.5 million. The stock-based compensation expense has increased primarily as a result of new grants made under the 2013 Omnibus Incentive Plan at the time of our initial public offering, or IPO. For more information, see Note 10 of our unaudited consolidated financial statements for the three months ended July 31, 2014 included elsewhere in this Quarterly Report on Form 10-Q.

Depreciation

Depreciation increased by $1.7 million to $33.7 million compared to the prior year quarter as a result of an increase in the net book value of property and equipment. As a result of the change in our internal reporting structure, we no longer report segment assets to our CODM and accordingly depreciation expense is not allocated to our segments. See “—Segments” included elsewhere in this Quarterly Report on Form 10-Q for further information.

Asset Impairments

Asset impairment decreased by $7.0 million to $0.3 million compared to the prior year quarter. This was due to lower impairment on held for sale helicopters as compared to the prior year quarter.

Interest on Long-Term Debt

Interest on long-term debt decreased by $3.8 million to $34.9 million compared to the prior year quarter, primarily due to lower interest costs on the senior secured notes. In February 2014, one of our subsidiaries redeemed $130.0 million of the senior

45

secured notes and in May 2014, a further $65.0 million of the senior secured notes were purchased on the open market. The decrease was offset in part by an additional 13 days interest expense on the $300.0 million aggregate principal amount of senior unsecured notes which were issued on May 13, 2013 by CHC Helicopter S.A., our wholly owned subsidiary.

Foreign Exchange Gain (Loss)

Foreign exchange loss decreased by $18.0 million compared to the prior year quarter, resulting in a foreign exchange gain of $4.9 million in the current year quarter, primarily due to the impact of the revaluation of net asset positions denominated in U.S. dollars in Euro functional currency entities offset by a loss in Norwegian functional currency entities with net liability positions denominated in U.S. dollars.

Other Financing Income (Charges)

Other financing income (charges) includes the amortization of deferred financing costs, interest income and expense on cash balances and bank indebtedness and the net gain or loss on the fair value of derivative financial instruments. Other financing charges increased by $10.1 million to $4.3 million compared to the prior year quarter primarily due to a $7.4 million loss on debt extinguishment incurred on the purchase of $65.0 million of the senior secured notes in May 2014 and due to a $6.7 million decrease in the gain on the valuation of derivatives and embedded derivatives due to foreign currency movements. The increase was partially offset by $1.9 million of lower deferred financing cost amortization, primarily due to the $130.0 million redemption of the senior secured notes in February 2014 and the $65.0 million purchase of the senior secured notes in May 2014, and higher interest income compared to the prior year quarter.

Income Tax Expense

Income tax expense increased by $2.6 million to $7.9 million compared to the prior year quarter. The effective tax rate for the current year quarter is (29.8)% compared to (17.5)% in the prior year quarter. The below table provides a breakdown of the items which caused the change in income tax expense between the prior year quarter and current year quarter:

(In millions of U.S. dollars)	Increase/(decrease) in tax expense	Effective tax rate
Income tax expense at July 31, 2013	$5.3	(17.5)%
Current income tax	(0.5)
Withholding tax	0.1
Change in uncertain tax positions	3.5
Deferred income tax	(0.5)
Income tax expense at July 31, 2014	$7.9	(29.8)%

The increase in the income tax expense compared to the prior year quarter was primarily due to the change in our uncertain tax positions of $3.5 million, which was primarily the result of a favorable audit finding with respect to an uncertain tax position recognized in the prior year quarter and an additional accrual of $1.3 million recognized in the current year quarter for a new uncertain tax position. There was no tax benefit recognized on taxable losses in most jurisdictions as we recognize valuation allowances against net deferred tax assets in those jurisdictions.

The effective tax rate is the ratio of income tax expense to loss before income tax. Our future effective income tax rate depends on various factors, such as the amount of income (loss) in each tax jurisdiction, tax regulations governing each jurisdiction, non-tax deductible expenses incurred as a percentage of pre-tax income, valuation allowances taken on losses in certain jurisdictions and the effectiveness of our tax planning strategies. Movements in our loss from operations including the impact of this reduction in certain expenses may occur in jurisdictions where we are not recognizing the benefit of deferred tax assets, which could result in no corresponding movement in our income tax expense. In addition, a significant component of income tax expense for the prior year quarter and current year quarter is represented by income taxes in certain jurisdictions, such as withholding taxes, which are not directly correlated to movements in the net loss before income tax.

Non-Controlling Interests

Net earnings allocated to non-controlling interests increased by $5.1 million to $7.8 million, due to an increase in the net earnings in EEA Helicopters Operations B.V. (“EHOB”), driven by higher contract profitability and an increase in the net gain

46

on the fair value of embedded derivative financial instruments. See Note 2 of our interim unaudited consolidated financial statements for a further discussion on EHOB.

Segmented Results of Operations

During the three months ended July 31, 2014, we changed our internal reporting structure to allocate certain direct maintenance and supply chain costs previously reported in the Heli-One segment to the Helicopter Services segment.  Under the previous reporting, Heli-One provided maintenance services to the Helicopter Services segment under the terms of a PBH contract.  Costs incurred by Heli-One to provide services under the PBH contract were reported in the Heli-One segment, whether they related to maintenance costs performed internally by Heli-One or to services contracted from external third parties.  Under the new reporting, all third-party maintenance costs are reflected in the Helicopter Services segment. Maintenance services provided by Heli-One to Helicopter Services are separately reflected for each MRO contract as opposed to a PBH contract basis.

The new reporting structure presentation is reflected in the July 31, 2013 and July 31, 2014 segment results. The MRO contract services provided by Heli-One to Helicopter Services are accounted for using a completed contract revenue recognition method in the quarter ended July 31, 2014. For the quarter ended July 31, 2013, the MRO contract services are accounted for using a percentage completion method, as it was not practical to determine results for this quarter using the completed contract method of revenue recognition. We are unable to quantify the impact of the difference between percentage completion and completed contract on the quarter ended July 31, 2013. Otherwise, the accounting policies of the segments and the basis of accounting for transactions between segments are the same as those described in the summary of significant accounting policies.

Helicopter Services

For the three months ended July 31,
(In thousands of U.S. dollars)

			Favorable (Unfavorable)
	2013	2014	$ Change	% Change
Operating revenue	$345,430	$384,137	$38,707	11.2%
Reimbursable revenue	41,872	39,574	(2,298)	(5.5)%
Total revenue	$387,302	$423,711	$36,409	9.4%
Direct costs(i)	(263,626)	(299,587)	(35,961)	(13.6)%
Earnings from equity accounted investees	2,391	2,677	286	12.0%
Adjusted EBITDAR	$126,067	$126,801	$734	0.6%
Adjusted EBITDAR margin(ii)	36.5%	33.0%	(3.5)%	(9.6)%
Flight Hours	39,156	35,990	(3,166)	(8.1)%
# of Helicopters	246	233	(13)	(5.3)%
Helicopter lease and associated costs	$(55,279)	$(63,280)	$(8,001)	(14.5)%
Average HE count(iii)	168.3	162.5	(5.8)	(3.4)%
HE Rate(iii)	$2,052	$2,364	$312	15.2%

(i)    In the prior year quarter, direct costs were comprised of crew costs of $108.1 million, base operations and other costs of $77.5 million and maintenance and support costs of $78.0 million. In the current year quarter, direct costs were comprised of crew costs of $113.2 million, base operations and other costs of $82.0 million and maintenance and support costs of $104.4 million.

(ii)   Adjusted EBITDAR margin is calculated as Adjusted EBITDAR divided by total revenue less reimbursable revenue. Cost reimbursements from customers are recorded as reimbursable revenue with the related reimbursement expense in direct costs.

(iii)  HE Rate is the third-party operating revenue from the Helicopter Services segment excluding reimbursable revenue divided by a weighted average factor corresponding to the number of heavy and medium helicopters in our fleet. Our heavy and medium helicopters, including owned and leased, are weighted at 100% and 50% respectively to arrive at a single HE count, excluding helicopters expected to be retired from our fleet. An average of this figure is used to calculate our HE Rate.

Helicopter Services Adjusted EBITDAR increased by $0.7 million to $126.8 million compared to the prior year quarter. Adjusted EBITDAR margin decreased by 3.5% compared to the prior year quarter. The primary changes which positively impacted Adjusted EBITDAR for Helicopter Services as compared to the prior year quarter were as follows:

•   Adjusted EBITDAR and Adjusted EBITDAR margin increased in the Western North Sea by $17.4 million and 2.2%, respectively. The increase in margin was driven by new oil and gas sector contracts and SAR work based in Ireland, for a

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contract which was partially implemented during the prior year quarter. Oil and gas contract wins included the supply of additional heavy helicopters, including EC225 helicopters, to both new and existing customers;

•   Contract wins in Africa-Euro Asia impacted Adjusted EBITDAR and Adjusted EBITDAR margin favorably by $10.4 million and 0.8%, respectively for long and short-term contracts in the oil and gas industry, including $1.5 million for new contract work in Nigeria;

•   Adjusted EBITDAR and Adjusted EBITDAR margin increased by $2.7 million and 0.4%, respectively, due to a contract win with an existing oil and gas customer in the Eastern North Sea;

•   Favorable changes in existing oil and gas contract activity in Brazil increased Adjusted EBITDAR and Adjusted EBITDAR margin by $5.8 million and 0.8%, respectively; and

•   Other favorable changes in existing contract activity primarily in Australia and Nigeria providing SAR and oil and gas services increased Adjusted EBITDAR and Adjusted EBITDAR margin by $2.5 million and 0.1%, respectively.

These improvements to Adjusted EBITDAR and Adjusted EBITDAR margin were offset primarily by the following factors which negatively impacted Adjusted EBITDAR compared to the prior year quarter:

•   Adjusted EBITDAR and Adjusted EBITDAR margin decreased in the Americas by $8.7 million and 1.2%, respectively, due to contract completions in Nicaragua and Brazil;

•   Completion of contracts in Asia Pacific, primarily in Australia and the Philippines, for both oil and gas services and SAR work, negatively impacted Adjusted EBITDAR and Adjusted EBITDAR margin by $8.1 million and 0.2%, respectively;

•   The expiration of contracts in the Western North Sea, primarily of a short-term nature, for the supply of medium helicopters to oil and gas customers, impacted Adjusted EBITDAR and Adjusted EBITDAR margin unfavorably by $6.1 million and 0.6%, respectively;

•   The completion of contracts in Azerbaijan, Kazakhstan and Tanzania to oil and gas customers impacted Adjusted EBITDAR and Adjusted EBITDAR margin unfavorably by $5.2 million and 0.5%, respectively;

•   Adjusted EBITDAR and Adjusted EBITDAR margin decreased by $1.5 million and 0.2%, respectively, due to short-term contract completions of both heavy and medium helicopter oil and gas contracts in the Eastern North Sea; and

•   Contract modifications for services provided to customers, primarily in Kazakhstan, decreased Adjusted EBITDAR by $8.5 million and Adjusted EBITDAR margin by 1.5%.

The balance of the change in Adjusted EBITDAR relates to the results of our fleet operations, including the impact on maintenance costs because we received in the prior year quarter cash and immediately available credits, in light of the EC225 suspension, which were booked as reductions to maintenance costs, changes to centralized support costs and earnings from equity accounted investees compared to the prior year quarter. In the current year quarter, earnings from equity accounted investees increased by $0.3 million over the prior year quarter.

Helicopter leasing and associated costs increased by $8.0 million to $63.3 million, due primarily to an increase in technologically advanced helicopter operating leases entered into during the current year quarter, which have a higher lease cost. We are acquiring technologically advanced helicopters to meet customers’ needs as they continue exploration and development into deeper waters. We anticipate that we will continue to finance helicopters through operating leases and may make strategic decisions as required to purchase certain helicopters outright. The purchase of helicopters allows for greater jurisdictional flexibility as some lease agreements restrict the movement of helicopters to certain countries.

Heli-One

For the three months ended July 31,
(In thousands of U.S. dollars)

			Favorable (Unfavorable)
	2013	2014	$ Change	% Change
Third-party revenue	$27,629	$36,937	$9,308	33.7%
Internal revenue	37,211	23,981	(13,230)	(35.6)%
Total revenue	$64,840	$60,918	$(3,922)	(6.0)%
Direct costs(i)	(60,644)	(55,642)	5,002	8.2%
Adjusted EBITDAR	$4,196	$5,276	$1,080	25.7%
Adjusted EBITDAR Margin(ii)	6.5%	8.7%	2.2%	33.8%

(i)    In the prior year quarter, direct costs were comprised of maintenance costs of $55.0 million and support costs of $5.6 million. In the current year quarter, direct costs were comprised of maintenance costs of $49.7 million and support costs of $5.9 million.

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(ii)   Adjusted EBITDAR margin is calculated as Adjusted EBITDAR divided by total revenue less reimbursable revenue, of which there was none in the Heli-One segment in the prior and current year quarters.

Heli-One’s Adjusted EBITDAR increased by $1.1 million to $5.3 million and Adjusted EBITDAR margin increased by 2.2% compared to the prior year quarter, primarily driven by the mix of external revenue. The primary changes compared to the prior year quarter were as follows:

•   Higher external third-party PBH revenue, due to increased flight hours, which were partially driven by third-party customers’ resumption of EC225 operations, and new customer contracts, increased Adjusted EBITDAR by $1.5 million;

•   Adjusted EBITDAR increased due to higher margin helicopter modification work, which was partially offset by decreased levels of engine work both in Canada and Norway, with a favorable net impact of $1.3 million;

•   Lower levels of MRO activity with our Helicopter Services segment compared to the prior year quarter decreased Adjusted EBITDAR by approximately $1.2 million; and

•   Higher support costs incurred in the current year quarter, due in part to higher facilities costs, resulted in an unfavorable impact to Adjusted EBITDAR of $0.5 million.

Financial Condition and Sources of Liquidity
Analysis of Historical Cash Flows

For the three months ended July 31,
(In thousands of U.S. dollars)

	2013	2014
Cash used in operating activities	$(44,271)	$(31,245)
Cash provided by (used in) financing activities	136,556	(81,137)
Cash used in investing activities	(91,021)	(69,856)
Effect of exchange rate changes on cash and cash equivalents	(10,410)	(356)
Change in cash and cash equivalents during the period	$(9,146)	$(182,594)

Cash Flows Used In Operating Activities

Cash flows used in operating activities decreased by $13.0 million compared to the prior year quarter, due to improved cash flow results from operations, adjusted for non-cash items and working capital movements, of $12.0 million, lower pension contributions of $0.6 million and lower cash payments for deferred lease financing costs of $0.4 million.

The improvement to cash flow results from operations, adjusted for non-cash items and working capital movements, was driven primarily from favorable changes of $11.6 million in working capital, due to a reduction in the use of cash, compared to the prior year quarter, of $11.1 million in prepaid assets, primarily due to the timing of insurance payments, $7.7 million in payables and accruals, primarily due to employee related payables, and $8.5 million in other assets and liabilities, primarily due to a reduction in related party receivables. These improvements to working capital were offset by an unfavorable change of $14.8 million in accounts receivables, due to the timing of receivable collections compared to the prior year quarter.

One of our continued areas of focus is the improvement of our cash flows through operational growth. We have implemented a number of initiatives, but have not consistently decreased our use of cash in operations. No assurance can be given that our efforts to reduce operational cash requirements, including continued efforts to achieve greater cost efficiencies through our broad transformation program, will be effective. The business may not generate sufficient net cash from operating activities and future borrowings may not be available in amounts sufficient to enable us to service our debt or to fund our other liquidity needs. It is currently expected that the net cash from operating activities will, together with our ability to access financing through our new revolving credit facility, other financing markets, new operating leases and proceeds from the sale of helicopters and other assets, be sufficient to meet the on-going cash flow requirements. If we are unable to meet our debt obligations or fund other liquidity needs, alternative financing plans may need to be undertaken, such as refinancing or restructuring debt, selling assets, reducing or delaying capital investments or raising additional capital. See “Risk Factors – Risks Related to Our Net Losses and Our Indebtedness–Our level of indebtedness could affect our ability to raise additional capital to fund our operations, limit our ability to react to changes in our business or our industry and place us at a competitive disadvantage” in Part II, Item 1A “Risk Factors” elsewhere in this Quarterly Report on Form 10-Q.

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Cash Flows Provided By (Used In) Financing Activities

Cash flows used in financing activities increased by $217.7 million to $81.1 million compared to the prior year quarter, primarily due to proceeds from the issuance, by our wholly owned subsidiary CHC Helicopter S.A., of $300.0 million aggregate principal amount of senior unsecured notes on May 13, 2013, and by a $65.0 million open market purchase, by our wholly owned subsidiary CHC Helicopter S.A., of our senior secured notes at premiums ranging from 8.00% to 9.13% in May 2014. The increase in the use of cash provided by financing activities compared to the prior year quarter was partially offset by lower net repayments on our senior secured revolving credit facility of $124.6 million and lower deferred financing costs of $5.9 million, related to the issuance of $300.0 million aggregate principal amount of senior unsecured notes issued on May 13, 2013. In addition, in the prior year quarter we repaid a related party loan of $25.1 million, which did not recur in the current year quarter.

Cash Flows Used In Investing Activities

Cash flows used in investing activities decreased by $21.2 million to $69.9 million compared to the prior year quarter, due primarily to an increase on proceeds received from the disposal of property and equipment of $23.0 million partially offset by higher property and equipment additions of $21.5 million. Proceeds from the disposal of property and equipment primarily increased in the current year quarter due to a higher level of sale and leaseback activity. Property and equipment additions increased due to a higher level of lease buyout and helicopter purchase activity compared to the prior year quarter. In addition, there was a decrease in cash outflows of $13.2 million due to a lower level of helicopter deposits and a $6.5 million decrease in cash outflows due to a changes in restricted cash, primarily related to the timing of receivables collection as part of our accounts receivable securitization program, in the current year quarter compared to the prior year quarter.

Liquidity and Sources of Liquidity

As of April 30, 2014 and July 31, 2014, our liquidity totaled $650.7 million and $471.6 million, respectively, and was comprised as follows:

(In millions of U.S. dollars)	April 30, 2014	July 31, 2014
Cash and cash equivalents	$302.5	$119.9
Revolving credit facility:
Facility credit limit	375.0	375.0
Outstanding letters of credit	(54.9)	(51.3)
Available revolving credit facility	320.1	323.7
Overdraft facilities	28.1	28.0
Total liquidity	$650.7	$471.6

Our cash requirements include our normal operations as well as our debt and other contractual obligations as discussed under the caption “Future Cash Requirements” below. In May 2014, one of our subsidiaries purchased $65.0 million of the senior secured notes in the open market at premiums ranging from 8.00% to 9.13%. This will reduce our annual cash requirements by approximately $6.0 million.

The ability to satisfy long-term debt obligations, including repayment of principal and interest will depend on future performance, which is subject to general economic conditions and other factors, some of which are beyond our control. Our earnings and cash flow may vary significantly from year to year. As a result, the amount of debt that can be managed in some periods may not be appropriate in other periods. In addition, future cash flows may be insufficient to meet debt obligations and commitments, including our senior notes, and our senior secured revolving credit facility. Any insufficiency could negatively impact the business. In addition, each of the indentures governing our senior unsecured notes and senior secured notes allows us to incur additional indebtedness. The incurrence of additional indebtedness could negatively affect the repayment of principal and interest on the debt, including the senior unsecured notes and senior secured notes. We may face delays in obtaining cash from our subsidiaries in certain jurisdictions to fund future cash requirements due to central banking legislation or other regulations in these jurisdictions. These restrictions have not and are not expected to have an impact on our ability to meet our obligations. We believe that our existing and future cash flows, as well as our ability to access financing through the senior secured credit facility, other financing markets, new operating leases and proceeds from the sale of helicopters and other assets are sufficient to meet our on-going cash flow requirements. Similarly, we expect that our transformation program will generate new initiatives to create greater liquidity. However, our net earnings have been insufficient to cover our fixed charges since

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2008. If cash flow from operations is insufficient to satisfy the debt obligations, alternative financing plans may need to be undertaken, such as refinancing or restructuring the debt, selling assets, reducing or delaying capital investments or raising additional capital or indebtedness. Any alternative financing plans that may be undertaken by us, including the proposed private placement described below in “Sources of Liquidity”, may not be sufficient to meet our debt obligations. Our inability to generate sufficient cash flow to satisfy our debt obligations, including obligations under the notes, or to obtain alternative financing, could materially and adversely affect our business, financial condition, results of operations and prospects. See Part II, Item 1A “Risk Factors – Risks Related to Our Net Losses and Our Indebtedness– Our level of indebtedness could affect our ability to raise additional capital to fund our operations, limit our ability to react to changes in our business or our industry and place us at a competitive disadvantage” included elsewhere in this Quarterly Report on Form 10-Q.

Sources of Liquidity

On October 5, 2012, we issued an additional $200.0 million of senior secured notes. The additional senior secured notes were issued under the same indenture that governs the $1.1 billion of senior secured notes which were previously issued in October 2010. The additional senior secured notes with an aggregate principal value of $200.0 million were issued at 101.0% of par value, bear interest at an annual rate of 9.25%, with semi-annual interest payments on April 15 and October 15, and mature on October 15, 2020. The gross proceeds from the senior secured notes of $202.0 million were used to repay a portion of the outstanding borrowings under our senior secured revolving credit facility. We also incurred financing fees of $3.8 million to be amortized over the term of the senior secured notes. On February 7, 2014, one of our subsidiaries redeemed $130.0 million of the $1.3 billion of our senior secured notes. During May 2014, one of our subsidiaries purchased $65.0 million of the senior secured notes on the open market at premiums ranging from 8.00% to 9.13% of the principal plus accrued and unpaid interest of $0.6 million. A loss on extinguishment of $7.4 million was recorded.

On May 13, 2013, our wholly owned subsidiary CHC Helicopter S.A issued an aggregate principal amount of $300.0 million of senior unsecured notes at par value, bearing interest at an annual rate of 9.375% with semi-annual interest payments due on June 1 and December 1 and mature on June 1, 2021. The senior unsecured notes are guaranteed by us and certain direct and indirect wholly owned subsidiaries on a joint and several basis. The net proceeds from the notes were used to repay the borrowings under our senior secured revolving credit facility. We also incurred financing fees of approximately $6.0 million, which will be amortized over the term of the senior unsecured notes.

We issued ordinary shares for net cash proceeds of $317.8 million as part of our IPO on the New York Stock Exchange and subsequent exercise of an option to purchase additional shares by the underwriters. A portion of the net proceeds from the offering were used to repay the borrowings under our senior secured revolving credit facility on January 23, 2014.

On January 23, 2014, we entered into a new revolving credit facility for $375.0 million held by a syndicate of financial institutions for a term of five years and bearing interest at the Alternate Base Rate, LIBOR, Canadian Prime Rate, CDOR or EURIBOR, plus an applicable margin that ranges from 3.50% to 4.50%, subject to a leverage-based step-down of 0.75%. The new revolving credit facility is secured on a priority basis and ranks equally with the senior secured note holders except for payments upon enforcement and insolvency, where the revolving credit facility will rank before the senior secured note holders. The senior secured notes and new revolving credit facility are guaranteed on a first-priority lien basis by most of our subsidiaries on a joint and several basis. For information about the financial position and results of operations of our non-guarantor subsidiaries, see Note 21 of our unaudited interim consolidated financial statements for the three months ended July 31, 2014 included elsewhere in this Quarterly Report on Form 10-Q.

On August 21, 2014, we entered into definitive agreements with funds managed by Clayton, Dubilier & Rice (CD&R) for the investment of up to $600.0 million in CHC Group Ltd. through the issuance of convertible preferred shares in a private placement. We disclosed descriptions and copies of the definitive agreements in the Current Report on Form 8-K filed with the SEC on August 27, 2014, which are incorporated herein by reference. Consummation of the transactions contemplated by such agreements is subject to the satisfaction of closing conditions, and no assurance can be given that we will be successful in satisfying such conditions, or that we will derive the contemplated benefits therefrom. The convertible preferred shares offered to the purchaser in the private placement will not be or have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Quarterly Report on Form 10-Q does not constitute an offer to sell or a solicitation of an offer to buy any securities.

To assist with future growth opportunities, a key initiative of our transformation program is to create greater liquidity through the implementation of new cost control measures such as optimizing the procurement of capital expenditures and

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inventory, working capital improvements and optimization of customer contracts and improved profit growth. We continue to review and evaluate our long-term capital structure in accordance with our strategic goals.

Future Cash Requirements

Operating Lease Commitments

We are party to helicopter operating leases with 19 lessors in respect of 170 helicopters included in our fleet as of July 31, 2014. As of July 31, 2014, these leases had expiry dates ranging from fiscal 2015 to 2025. We have the option to purchase the majority of our leased helicopters for agreed amounts that do not constitute bargain purchase options, but have no commitment to do so. With respect to such leased helicopters, substantially all of the costs of major inspections of airframes and the costs to perform inspections, major repairs and overhauls of major components are at our expense. We will either perform this work internally through our Heli-One business or have the work performed by an external repair and overhaul service provider. For more information, see Note 17 of our unaudited consolidated financial statements for the three months ended July 31, 2014 included elsewhere in this Quarterly Report on Form 10-Q.

At July 31, 2014, we had commitments with respect to operating leases for helicopters, buildings, land and equipment. The net present value of our operating lease commitments at July 31, 2014 was $1,274.0 million. We have calculated the net present value based on our minimum lease payments, excluding any contingent rentals, using a 9% discount rate. See Note 17 of our unaudited consolidated financial statements for the three months ended July 31, 2014 included elsewhere in this Quarterly Report on Form 10-Q on our minimum lease payments. For helicopter leases expiring in the next twelve months, we have the option to refinance these leases, purchase the helicopters or return the helicopters under the agreement terms.

The terms of certain of our helicopter lease agreements impose operating and financial limitations on us. Such agreements limit the extent to which we may, among other things, incur indebtedness and fixed charges relative to our level of consolidated adjusted earnings before interest, taxes, depreciation and amortization.

Generally, in the event of a covenant breach by us under our leases, the lessor has the option to terminate the lease and require the return of the helicopter that is subject of the leases, with the repayment of any arrears of related lease payments plus the present value of all future related lease payments and certain other amounts, which could be material to our financial position. The helicopters would then be sold and the surplus, if any, returned to us. Alternatively, we could exercise our option to purchase the helicopters.

Other Commitments

As at July 31, 2014, we have committed to purchase 25 new helicopters and the total required additional expenditures for these helicopters is approximately $615.2 million. These helicopters are expected to be delivered in fiscal 2015 ($270.5 million), 2016 ($229.0 million) and 2017 ($115.7 million) and will be deployed in our Helicopter Services segment. We intend to enter into leases for these helicopters or purchase them outright upon delivery from the manufacturer. We have also committed to purchase $53.2 million of helicopter parts by October 31, 2015 and $100.0 million of heavy helicopters from Airbus Helicopters prior to December 31, 2016.

Variable Interest Entities

We have a variable interest in certain entities that are not consolidated, as we are not the primary beneficiary, which provide operating lease financing to us and an entity that provides flying services to third-party customers. At July 31, 2014, we had operating leases for 96 helicopters with variable interest entities, or VIEs, that were not consolidated. See Note 2 of the unaudited interim consolidated financial statements as of July 31, 2014 included elsewhere in this Quarterly Report on Form 10-Q.

Guarantees

We have provided limited guarantees to third parties under some of our operating leases relating to a portion of the residual values of the helicopters at the termination of the leases. The leases have terms expiring between fiscal 2015 and 2024. At July 31, 2014, our exposure under the asset value guarantees, including guarantees in the form of funded and unfunded residual value guarantees, rebateable advance rentals and deferred payments was approximately $250.0 million.

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Contingencies

We have exposure for certain legal matters as disclosed in Note 18 to the unaudited interim consolidated financial statements for the three months ended July 31, 2014 included elsewhere in this Quarterly Report on Form 10-Q. There have been no material changes in our exposure to contingencies since July 31, 2014.

Covenants and Contractual Adjusted EBITDA

Our senior secured notes, senior unsecured notes, new revolving credit facility, other long-term debt obligations and certain helicopter lease agreements impose operating and financial limitations on us through financial covenants, which among other things, limit the ability to incur additional indebtedness, create liens, sell or sublease assets, engage in mergers or acquisitions and make dividend and other payments.

Contractual Adjusted EBITDA is a non-GAAP financial measure which is calculated based on the consolidated results of CHC Group Ltd. and on the consolidated results our subsidiary 6922767 Holding S.à.r.l. in order to satisfy the requirements of our obligations under the above noted arrangements. Contractual Adjusted EBITDA is calculated by adding to or subtracting from the consolidated net earnings (loss) of CHC Group Ltd and our subsidiary 6922767 Holding S.à.r.l., certain of the adjustment items permitted in calculating covenant compliance under the applicable indenture governing our senior secured notes, our senior unsecured notes and our existing senior secured revolving credit facility. We describe these adjustments to net earnings (loss) in the table below. Contractual Adjusted EBITDA is a supplemental measure of our ability to service indebtedness that is not required by, or presented in accordance with, GAAP.

Contractual Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net earnings (loss) or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of our liquidity. In addition, Adjusted EBITDA as presented herein may not be comparable to similarly titled measures of other companies. We use Contractual Adjusted EBITDA as a measure to calculate certain financial covenants related to our new revolving credit facility, the senior secured notes indenture and the senior unsecured notes indenture. Under the new revolving credit facility agreement, we must maintain a ratio of 2.5 to 1 or less of first priority net debt as defined in the new revolving credit facility agreement to Contractual Adjusted EBITDA. If the financial covenant is not maintained, repayment of the new revolving credit facility can be accelerated. Under the new revolving credit facility agreement, senior secured notes indenture and senior unsecured notes indenture, we must meet certain Contractual Adjusted EBITDA ratios to incur additional indebtedness above the permitted indebtedness as defined in the new revolving credit facility agreement, senior secured notes indenture and senior unsecured notes indenture. To incur additional indebtedness which is not otherwise permitted, we must have a Contractual Adjusted EBITDA to fixed charges ratio as defined in the new revolving credit facility agreement, senior secured notes indenture and senior unsecured notes indenture that is equal to or greater than 2.0 to 1.0. However, if the indebtedness is secured by a lien then we must also have a total secured indebtedness, net of cash, to Contractual Adjusted EBITDA ratio as defined in the revolving credit facility agreement and notes indenture that is less than or equal to 5.0 to 1.0.

Contractual Adjusted EBITDA has limitations as an analytical tool, and you should not consider such measure either in isolation or as a substitute for net earnings (loss), cash flow or other methods of analyzing our results as reported under GAAP. Some of these limitations are:

•   Contractual Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;

•   Contractual Adjusted EBITDA does not reflect the cash requirements necessary to service principal payments on our indebtedness;

•   Contractual Adjusted EBITDA does not reflect the cash requirements to pay our taxes;

•   Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Contractual Adjusted EBITDA does not reflect any cash requirements for such replacements; and

•   Contractual Adjusted EBITDA is not adjusted for all cash and non-cash income or expense items that are reflected in our statements of cash flow.

Because of these limitations, Contractual Adjusted EBITDA should not be considered as discretionary cash available to us to reinvest in the growth of our business or as a measure of cash that will be available to us to meet our obligations.

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Set forth below is a reconciliation of net loss to Contractual Adjusted EBITDA derived from the consolidated financial statements of CHC Group Ltd. and from the consolidated financial statements of our subsidiary 6922767 Holding S.à.r.l. for the last twelve months ended July 31, 2014. As of July 31, 2014, we were in compliance with all financial covenants contained in the agreements governing our outstanding indebtedness.

	6922767 Holding S.à.r.l	CHC Group Ltd.
(In thousands of U.S. dollars)	For the last twelve months ended July 31, 2014	For the last twelve months ended July 31, 2014
Net loss	$(140,793)	$(169,555)
Earnings from equity accounted investees, net of cash distributions received	(3,713)	(3,713)
Fixed charges(a)	124,968	124,968
Other financing charges	46,220	45,852
Income tax expense	30,945	30,953
Depreciation	146,241	146,241
Asset impairment charge(b)	17,769	18,884
Loss on disposal of assets	10,768	10,768
Restructuring	3,391	3,391
Business optimization costs	3,376	3,376
Stock-based compensation expense	13,821	29,903
Amortization of deferred charges(c)	3,676	3,676
Amortization of advanced helicopter rental payments	4,411	4,411
Unusual/non-recurring costs(d)	15,670	18,814
Investment/acquisition/permitted disposal(e)	414	414
Pension adjustment(f)	(18,312)	(18,312)
Pro-forma capital lease adjustment(g)	—	—
Contractual Adjusted EBITDA(h)	$258,852	$250,071

(a)   Fixed charges include interest expense, the interest component of payments associated with capital lease obligations, net of interest income, and pro-forma adjustments as per the applicable indenture governing the senior secured notes and the senior unsecured notes. The amortization of debt issuance costs and financing fees are excluded from fixed charges.

(b)   Asset impairment charge includes impairment (recovery) of funded residual value guarantees, impairment of assets held for sale, impairment of assets held for use and impairment of intangible assets.

(c)    Amortization of initial costs on leased helicopters.

(d)   Unusual or non-recurring costs that include professional fees.

(e)    Costs incurred related to potential investment, acquisitions and divestures.

(f)    This is an adjustment to arrive at the current service cost of the pension.

(g)   This is a pro-forma adjustment resulting from the capitalization of certain operating leases.

(h)   Contractual Adjusted EBITDA for the periods presented does not include the pro forma effect of helicopter acquisitions or disposals. However, the new revolving credit facility and the applicable indenture governing the senior secured notes and the senior unsecured notes permit us to calculate Contractual Adjusted EBITDA for purposes of the applicable covenants contained therein, giving pro forma effect to helicopter acquisitions, net of disposals.

Critical Accounting Policies and Estimates

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies and Estimates” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2014. There have been no material changes to our critical accounting policies and estimates.

Recent Accounting Pronouncements

See Note 1 in the interim unaudited consolidated financial statements for the three months ended July 31, 2014, contained elsewhere in this Quarterly Report on Form 10-Q for a discussion of recent accounting pronouncements.

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ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are subject to certain market risks arising from the use of financial instruments in the ordinary course of business. This risk arises primarily as a result of potential changes in the fair market value of financial instruments that would result from adverse fluctuations in foreign currency exchange rates, credit risk and interest rate risk as discussed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Quantitative and Qualitative Disclosures about Market Risk” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2014 and Note 1 in the “Notes to Interim Consolidated Financial Statements (Unaudited)” included elsewhere in this Quarterly Report on Form 10-Q. There have been no material changes to our quantitative and qualitative disclosures about market risk.

ITEM 4. CONTROLS AND PROCEDURES

Our management, with the participation of our Chief Executive Officer and Chief Financial Officer, has evaluated the effectiveness of the design and operation of our disclosure controls and procedures as of July 31, 2014. Based upon this evaluation and subject to the foregoing, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective as of July 31, 2014, the end of the period covered by this Quarterly Report on Form 10-Q.

Our Chief Executive Officer and Chief Financial Officer do not expect that our disclosure controls or our internal controls will prevent all error and all fraud. The design of a control system must reflect the fact that there are resource constraints, and the benefit of controls must be considered relative to their cost. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that we have detected all of our control issues and all instances of fraud, if any. The design of any system of controls also is based partly on certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving our stated goals under all potential future conditions.

Changes in Internal Control over Financial Reporting

There were no changes in our internal control over financial reporting during the three months ended July 31, 2014 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II—OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS

In the ordinary course of business, we may be involved in various legal proceedings and claims. The outcome of any litigation, regardless of its merits, is inherently uncertain. Any claims and other lawsuits, and the disposition of such claims and lawsuits, could be time-consuming and expensive to resolve, divert management attention from executing our business plan, lead to attempts on the part of other parties to seek similar claims.

In general, the resolution of a legal matter could prevent us from offering our service to others, could be material to our financial condition or cash flows, or both, or could otherwise adversely affect our operating results.

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ITEM 1A. RISK FACTORS

The risks described below could have a material adverse impact on our financial position, results of operations, liquidity and cash flows. Although it is not possible to predict or identify all such risks and uncertainties, they may include, but are not limited to, the factors discussed below. Our business operations could also be affected by additional factors that are not presently known to us or that we currently consider not to be material to our operations. You should not consider this list to be a complete statement of all risks and uncertainties. In assessing these risks, you should also refer to the other information contained in this Quarterly Report on Form 10-Q, including our consolidated financial statements and accompanying notes.

We have marked with an asterisk (*) those risks described below that reflect substantive changes from, or additions to, the risks described in our Annual Report on Form 10-K for the fiscal year ended April 30, 2014.

Risks Related to Our Net Losses and Indebtedness

We have a history of net losses.*

We have incurred net losses since our acquisition on September 16, 2008 of the entity formerly known as CHC Helicopter Corporation, including approximately $96.2 million, $116.5 million, $170.9 million and $34.3 million in the last three fiscal years ended April 30, 2012, 2013 and 2014 and the three months ended July 31, 2014, respectively. Our net losses from the period September 16, 2008 through July 31, 2014 have resulted from a number of factors, including non-cash impairments of goodwill and other assets totaling $922.2 million and interest charges related to substantial leverage incurred to acquire additional helicopters and grow our business. We may continue to incur net losses in the future and our net losses may increase in the future, including as a result of our planned helicopter acquisitions, and we cannot assure you that we will achieve or sustain profitability, or that we will continue to generate sufficient cash flow and liquidity through access to the capital markets to meet our debt and interest obligations as and when they become due.

Our level of indebtedness could adversely affect our ability to raise additional capital to fund our operations, limit our ability to react to changes in our business or our industry and place us at a competitive disadvantage.

We are highly leveraged. As of April 30, 2014, our total indebtedness was $1,560.6 million. Our level of indebtedness could have important consequences to you. For example, it could:

•   increase our vulnerability to general adverse economic and industry conditions;

•   limit our ability to fund future capital expenditures and working capital, to engage in future acquisitions or development activities, or to otherwise realize the value of our assets and opportunities fully because of the need to dedicate a substantial portion of our cash flow from operations to payments of interest and principal on our debt or to comply with any restrictive terms of our debt;

•   limit our flexibility in planning for, or reacting to, changes in our business and the industry in which we operate;

•   impair our ability to obtain additional financing in the future; and

•   place us at a competitive disadvantage compared to our competitors that have less debt.

If we fail to comply with the covenants or other terms of any agreements governing our indebtedness, our creditors may have the right to accelerate the maturity of that debt and, in the case of our secured debt, foreclose upon the collateral securing that debt. Realization of any of these factors could adversely affect our financial condition. In addition, if we do not generate sufficient cash flow from operations to satisfy our debt obligations, we may have to undertake alternative financing plans, such as:

•   refinancing or restructuring our debt;

•   selling assets;

•   reducing or delaying capital investments; or

•   seeking to raise additional capital.

However, any alternative financing plans that we undertake, if necessary, might not allow us to meet our debt obligations. Our inability to generate sufficient cash flow to satisfy our debt obligations, including our obligations under our outstanding senior notes, or to obtain alternative financing, could materially and adversely affect our business, financial condition, results of operations or prospects.

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Failure to comply with covenants contained in certain of our lease agreements could limit our ability to maintain our leased helicopter fleet and could adversely affect our business.

The terms of our helicopter lease agreements contain covenants that impose operating and financial limitations on us. Such lease agreements limit, among other things, our ability to utilize helicopters in certain jurisdictions and/or sublease helicopters, and may contain restrictions upon a change of control. A breach of lease covenants could result in an obligation to repay amounts outstanding under the lease. If such an event occurs, we may not be able to pay all amounts due under the leases or refinance such leases on terms satisfactory to us or at all, which could have a material adverse effect on our business, financial condition and results of operations. We have in prior periods entered into discussions with specific lessors for covenant resets, amendments and waivers when we have been anticipated to fail covenant obligations, and in other instances received financial support from our shareholders to avoid covenant breaches. While we do not currently anticipate any breaches, no assurance can be made that we will not in the future, or that we will be successful in negotiating covenant resets, amendments or waivers, as necessary, or that financial support will be available.

Risks Related to Our Business and Industry

Many of the markets in which we operate are highly competitive, which may result in a loss of market share or a decrease in revenue or profit margins.

Many of the markets in which we operate are highly competitive, which could result in a loss of market share or a decrease in revenue or profit margins. Contracting for helicopter services is usually done through a competitive bidding process among those having the necessary equipment and resources. Factors that affect competition in our industry include price, reliability, safety, professional reputation, helicopter availability, equipment and quality of service. We compete against a number of helicopter operators including the other major global commercial helicopter operator, and other local and regional operators. There can be no assurance that our competitors will not be successful in capturing a share of our present or potential customer base. In addition, many oil and gas companies and government agencies to which we provide services have the financial ability to perform their own helicopter flying operations in-house should they elect to do so.

The main MRO competitors to our Heli-One business are the OEMs of helicopters and helicopter components. As such, our main competitors in this industry are also our main parts suppliers and MRO license providers. A conflict with the OEMs could result in our inability to obtain parts and licenses in a timely manner in required quantities and at competitive prices. In addition, the OEMs hold greater inventory of helicopter components, have more extensive operational experience and significantly greater capital resources. These, in turn, could have a material adverse effect on our business, financial condition or results of operations.

We rely on a limited number of large offshore helicopter support contracts with a limited number of customers. If any of these are terminated early or not renewed, our revenues could decline.

We rely on a limited number of large offshore helicopter support contracts with a limited number of customers. For the fiscal year ended April 30, 2014, revenue from Statoil ASA totaling $245.6 million and Petrobras totaling $238.1 million were approximately 14% and 13% of our total revenues respectively. For the fiscal year ended April 30, 2014, our top ten customers accounted for approximately 67% of our total revenues. Many of our contracts contain clauses that allow for early termination by the customer for convenience if exercised, could have a material adverse effect on our business, financial condition or results of operations.

Operating helicopters involves a degree of inherent risk and we are exposed to the risk of losses from safety incidents.

Hazards, such as adverse weather conditions, darkness, collisions and fire are inherent in the provision of helicopter services and can result in personal injury and loss of life, accidents, reduced number of flight hours, severe damage to and destruction of property and equipment and suspension of operations or grounding of helicopters. For example, on October 22, 2012, one of our EC225 helicopters made a controlled water landing in the North Sea with no injuries to crew or passengers. Given that this was the second such event, the first having occurred to another operator in May 2012, all flights of almost all commercial operators worldwide using the same type of helicopter were subsequently suspended for the duration of a lengthy investigation and subsequent corrective action from the manufacturer. In addition, on August 23, 2013, one of our AS332L2 helicopters was involved in a tragic accident in the North Sea, resulting in four fatalities among the 16 passengers and two crew members on

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board. The cause of the accident is not yet known and full investigations are ongoing. We voluntarily restricted the use of this model of helicopter worldwide for a limited period. As of April 30, 2014, our global fleet of AS332L2 helicopters had returned to commercial operations. In addition to any loss of property or liability associated with helicopter crashes, our revenue, profitability and margins would decline to the extent any of our helicopters were voluntarily or mandatorily grounded. While we seek to mitigate the financial impact of such risks and preserve our rights through commercial and other arrangements with all those involved, when available, these mitigation efforts may not be successful or available for all incidents. Our performance, profitability and margins may fluctuate from period to period as a result of such incidents and our mitigation efforts.

If we are unable to mitigate potential losses through a robust safety management and insurance coverage program, our financial condition would be jeopardized in the event of a safety or other hazardous incident.

We attempt to protect ourselves against potential losses through our safety management system and insurance coverage. However, portions of our insurance coverage are subject to deductibles and maximum coverage amounts, and we do not carry insurance against all types of losses. We cannot ensure that our existing coverage will be sufficient to protect against all losses, that we will be able to maintain our existing coverage in the future or that the premiums will not increase substantially, including potentially, in connection with the AS332L2 accident that occurred in August 2013. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Recent Developments.” Our safety management system may not be effective. In addition, terrorist activity, risk of war, accidents or other events could increase our insurance premiums. Our inability to renew our aviation insurance coverage or the loss, expropriation or confiscation of, or severe damage to, a large number of our helicopters could adversely affect our operations and possibly our financial condition and results of operations. Furthermore, we are not insured for loss of profit, loss of use of our helicopters, business interruption or loss of flight hours. The loss of, or limited availability of, our liability insurance coverage, inadequate coverage from our liability insurance or substantial increases in future premiums could have a material adverse effect on our business, financial condition and results of operations.

Failure to maintain standards of acceptable safety performance could have an adverse impact on our ability to attract and retain customers and could adversely impact our reputation, operations and financial performance.

Our customers consider safety and reliability as the two primary attributes when selecting a provider of helicopter transportation services. If we fail to maintain standards of safety and reliability that are satisfactory to our customers, our ability to retain current customers and attract new customers may be adversely affected. Moreover, helicopter crashes or similar disasters of another helicopter operator could impact customer confidence and lead to a reduction in customer contracts or result in the grounding of our helicopters, particularly if such helicopter crash or disaster were due to a safety fault in a type of helicopter used in our fleet. In addition, the loss of any helicopter as a result of an accident could cause significant adverse publicity and the interruption of air services to our customers, which could adversely impact our reputation, operations and financial results. Our helicopters have been involved in accidents in the past, some of which have included loss of life and property damage.

Negative publicity may adversely impact us.

Media coverage and public statements that insinuate improper actions by us, regardless of their factual accuracy or truthfulness, may result in negative publicity, litigation or governmental investigations by regulators. Addressing negative publicity and any resulting litigation or investigations may distract management, increase costs and divert resources. Negative publicity may have an adverse impact on our reputation and the morale of our employees, which could adversely affect our business, financial condition or results of operations.

Our fixed operating expenses and long-term contracts with customers could adversely affect our business under certain circumstances.

Our profitability is directly related to demand for our helicopter services. Because of the significant expenses related to helicopter financing, crew wages and benefits, lease costs, insurance and maintenance programs, a substantial portion of our operating expenses are fixed and must be paid even when certain helicopters are not actively servicing customers and thereby generating income. A decrease in our revenues could therefore result in a disproportionate decrease in our earnings, as a substantial portion of our operating expenses would remain unchanged. Similarly, the discontinuation of any rebates, discounts or preferential financing terms offered to us by helicopter manufacturers would have the effect of increasing our fixed expenses, and without a corresponding increase in our revenues, would negatively impact our results of operations. We expect our maintenance costs to increase to a level comparative to normal activity as the EC225 has returned to commercial operations.

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Nonetheless, no assurance can be given that our costs will be comparable on a period to period basis, particularly when incidents may impact our helicopters.

Our long-term helicopter services and Heli-One contracts contain pre-determined price escalation terms and conditions. Although supplier costs and other cost increases are passed through to our customers through rate increases where possible, these escalations may not be sufficient to enable us to recoup increased costs in full. In addition, because many of our contracts are long-term in nature, cost increases may not be adjusted in our contract rates until the contracts are up for renewal. In particular, in our Heli-One business, approximately 28%, 34% and 38% of our third-party Heli-One revenue in the 2012, 2013 and 2014 fiscal years, respectively, was derived from PBH contracts, where the customer pays a ratable monthly charge, typically based on the number of hours flown, for all scheduled and un-scheduled maintenance. It can be difficult to correctly estimate the cost of providing maintenance on a PBH basis. There can be no assurance that we will be able to estimate costs accurately or recover increased costs by passing these costs on to our customers. In the event that we are unable to do so, the profitability of our customer contracts and our business, financial condition and results of operations could be materially and adversely affected.

If we are forced to suspend operations of any of our helicopter models, our business, financial condition and results of operations during any period in which flight operations are suspended could be affected.

We depend on a small number of helicopter manufacturers.

We contract with only four manufacturers of heavy and medium helicopters: Airbus Helicopters (formerly Eurocopter), Sikorsky, AgustaWestland and Bell. These manufacturers have limited availability of helicopters, particularly heavy helicopters, and we have limited alternative sources of new helicopters. If we are unable to acquire new helicopters, continue operating helicopters already in our fleet, or purchase helicopters in the secondary markets, our business would be harmed.

Lead times for delivery of new heavy and medium helicopters are long (currently at least one year and historically as long as two years) and increasing for certain models, and annual production of new heavy and medium helicopters is limited. If any of these helicopter manufacturers faced production delays due to, for example, natural disasters, labor strikes, unavailability of skilled labor or safety issues, we may experience a significant delay in the delivery of previously ordered helicopters. During these periods, we may not be able to obtain additional helicopters with acceptable pricing, delivery dates or other terms. Delivery delays or our inability to obtain acceptable helicopter orders would adversely affect our revenue and profitability and could jeopardize our ability to meet the demands of our customers and execute our growth strategy. Although we have been able to acquire sufficient helicopters to date, a lack of available helicopters or the failure of our suppliers to deliver helicopters we have ordered on a timely basis could limit our ability to take advantage of growth opportunities or jeopardize our ability to meet the demands of our customers. Additionally, lack of availability of new helicopters could result in an increase in prices for certain types of used helicopters.

If any of the helicopter manufacturers we contract with, or the government bodies that regulate them, identify safety issues with helicopter models we currently operate or that we intend to acquire, we may be unable to operate a portion of our fleet or could experience a delay in acquiring new helicopters, both of which would negatively affect our business. For example, in October 2012, one of our EC225 helicopters made a controlled water landing in the North Sea with no injuries to crew or passengers. All flights of all operators using the same type of helicopter were subsequently suspended for the duration of a lengthy investigation and corrective action from the manufacturer. In August 2013, one of our AS332L2 helicopters was involved in an accident in the North Sea, resulting in four fatalities, see “Risks Related to Our Business and Industry—Operating helicopters involves a degree of inherent risk and we are exposed to the risk of losses from safety incidents.” The cause of the August 2013 accident is not yet known. Regulatory investigations and political debate are currently in process or planned in the United Kingdom. The AS332L2 and the EC225 are produced by the same manufacturer, and we operate other helicopter types by this manufacturer (as of April 30 2014, 87 helicopters in total) which total represents approximately 37% of our entire fleet). If it is ever determined that a safety issue exists across one or more model types by the same manufacturer, we may be required to suspend flight operations of a significant and material portion of our fleet.

We depend on a limited number of third-party suppliers for helicopter parts and subcontract services.

We rely on a few key vendors for the supply of parts and subcontract services required to maintain our helicopters. Due to high demand, these vendors could experience backlogs in their manufacturing schedules and some parts may be in limited supply from time to time, which could have an adverse impact upon our ability to maintain and repair our helicopters. We currently obtain a substantial portion of our helicopter spare parts and components from helicopter manufacturers and maintain

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supply arrangements with other key suppliers. To the extent that these suppliers also supply parts for helicopters used by the military or other government organizations, parts delivery for our helicopters may be delayed during periods in which there are high levels of military or government operations. Our inability to perform timely maintenance and repairs can result in our helicopters being underutilized which could have an adverse impact on our business, financial condition and results of operations. Furthermore, our operations in remote locations, where delivery of these components and parts could take a significant period of time, could experience delays in our ability to maintain and repair our helicopters. While every effort is made to mitigate the impact of any such delays, this may pose a risk to our results of operations. We do not have an alternative source of supply for parts and components supplied by the main helicopter manufacturers. Failure or significant delay by these vendors in providing necessary parts could, in the absence of alternative sources of supply, have a material adverse effect on our business, including the withholding of payments by customers in certain cases. Due to our dependence on helicopter manufacturers for helicopter parts and components, we may also be subject to adverse impacts from unusually high price increases that are greater than overall inflationary trends. We might not be able to increase our contract rates. An unusually high increase in the price of parts or components that cannot be fully passed on to our customers could have a material adverse effect on our business, financial condition or results of operations.

Our business requires substantial capital expenditures, lease and working capital financing. Any deterioration of current industry or business conditions or the capital markets generally could adversely impact our business, financial condition and results of operations.*

Our business requires substantial capital expenditures including significant ongoing investment to purchase or lease new helicopters, refinance existing leases and maintain our existing fleet. To the extent that we do not generate sufficient cash from our operations, we may need to raise additional funds through operating lease financing, debt or other financing to execute our growth strategy and make the capital expenditures required to operate our business successfully. In the event of adverse conditions in our industry, our business or the capital markets generally, we could face difficulties in securing the amounts required, on commercially favorable terms or in a timely manner. In addition, any such additional capital raised may be significantly dilutive to our existing shareholders and may result in the issuance of securities that have rights, preferences and privileges that are senior to our ordinary shares.

Concerns about a systemic impact of a potential long-term and wide-spread economic recession, increased energy costs, the availability and cost of credit, diminished business and consumer confidence and increased unemployment rates contribute to increased market volatility and diminish expectations for western and emerging economies, including the jurisdictions in which we operate. In particular, the cost of raising money in the credit markets could increase substantially as many lenders and institutional investors, concerned about the stability of the financial markets generally and about the solvency of counterparties, could increase interest rates, enact tighter lending standards and reduce and, in some cases, cease to provide funding, to borrowers. In addition, financial market instability could leave our creditors unable to meet their obligations to us.

Our ability to access capital and bank markets or the availability of lease or other financings may be restricted at a time when we would like to, or need to access capital. Such inability could have an impact on our growth plans or on our flexibility to react to changing economic and business conditions. In addition, our credit facilities and helicopter leases will have maintenance covenants which may need to be renegotiated from time to time, and the financial market instability could have an impact on the lenders’ or lessors’ willingness to renegotiate these covenants on reasonable terms.

We rely on the secondary used helicopter market to dispose of our older helicopters and parts due to our ongoing fleet modernization efforts.

We are dependent upon the secondary used helicopters and parts market to dispose of older models of helicopters as part of our ongoing fleet modernization efforts and any spare helicopter capacity associated with the termination or non-renewal of existing contracts. If we are unable to dispose of our older helicopters and parts due to a lack of demand in the secondary market, our helicopters and parts carrying costs may increase above requirements for our current operations, or we may accept lower selling prices, resulting in losses on disposition. A failure to dispose of helicopters and parts in the secondary market could impair our ability to operate our fleet efficiently and service existing contracts or win new mandates and could have a material adverse effect on our business, financial condition or results of operations.

Our operations are subject to extensive regulations which could increase our costs and adversely affect us.*

The helicopter industry is regulated by various laws and regulations in the jurisdictions in which we operate. The scope of such regulation includes infrastructure and operational issues relating to helicopters, maintenance, spare parts and route flying

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rights as well as safety and security requirements. We cannot fully anticipate all changes that might be made to the laws and regulations to which we are subject nor the possible impact of such changes. These changes could subject us to additional costs and restrictions.

We are subject to governmental regulation that limits foreign ownership of aircraft companies. Based on regulations in various jurisdictions in which we operate, our authorizations, licenses and certificates may be suspended or revoked and we may lose our ability to operate within these regions if certain levels of local ownership are not maintained.

Our ability to conduct our business is dependent on our ability to maintain authorizations, licenses and certificates, which in many jurisdictions require us to subcontract with third-parties to obtain required helicopter operating leases. We are routinely audited to ensure compliance with all flight operation and helicopter maintenance requirements. There can be no assurance that we will pass all such audits. Our failure to pass such audits or any breach of regulations applicable to us could result in fines, adverse publicity or suspension of our helicopters, all of which could have a material adverse effect on our business, financial condition and results of operations, especially if a regulatory breach were to lead to a helicopter crash or accident. Changes in laws or regulations could have a material adverse impact on our cost of operations or revenues from operations.

If we are unable to maintain required government-issued licenses for our operations or if our ownership in our foreign partners exceeds permitted levels, we will be unable to conduct helicopter operations in the applicable jurisdiction, as outlined below.

Europe

Approximately 46% of our revenue for the fiscal year ended April 30, 2014 originated from helicopter flying services provided by subsidiaries of EEA Helicopter Operations B.V., or the EHOB, a Dutch Company 49.9% owned by us. These subsidiaries operate primarily in the United Kingdom, the Netherlands and Ireland (member states of the European Union, or the EU, and Norway (member state of the EEA). To operate helicopters in the EU and EEA, an operator must be licensed by the applicable national Civil Aviation Authority. Under applicable European law, an operator must be “effectively controlled” and “majority owned” by nationals of member states of the EU or the EEA to maintain its license. We believe that the majority shareholder in EHOB is an EU national and therefore these subsidiaries are currently “majority owned” and “effectively controlled” within the meaning of European Union and European Economic Area licensing requirements. Any change in the national status of the majority shareholder in EHOB could affect the licenses of these subsidiaries.

Canada

Our helicopter operations in Canada are conducted through CHC Helicopters Canada Inc., a company in which we hold a minority interest. Our flying operations are regulated by Transport Canada and are conducted under that company’s air operator’s certificate, or AOC. Our ability to conduct our helicopter operating business in Canada is dependent on our ability to maintain our relationship with CHC Helicopters Canada Inc. Our helicopter operations in certain other countries are conducted pursuant to an AOC issued by the Minister of Transport (Canada) under the provisions of the Aeronautics Act (Canada) for approximately 20 helicopters which our wholly owned subsidiary holds pursuant to an exemption until 2015. If we are unable to extend the ministerial exemption pursuant to which this certificate is issued, we will need to obtain licenses and certificates issued by the countries in which we conduct such operations or reach an agreement with CHC Helicopters Canada Inc. and/or customers in such countries to transfer the operations there to CHC Helicopters Canada Inc. We cannot give any assurance that we will be able to extend the ministerial exemption, obtain local licenses and certificates or transfer such operations to CHC Helicopters Canada Inc., either at all or on acceptable terms.

Australia

Civil aviation in Australia is governed by the Civil Aviation Act 1988 (Cwlth) of Australia, and regulations made thereunder. To operate a helicopter in Australia, it must be registered with the Australian Civil Aviation Safety Authority (“CASA”) and a Certificate of Airworthiness must be obtained, be valid and be in effect. The operation of a helicopter for a commercial purpose into, out of, or within Australian territory can only be undertaken as authorized by an Air Operators’ Certificate (“AOC”).

Brazil

Approximately 15% of our revenue for the fiscal year ended April 30, 2014 originated from helicopter flying services provided by a subsidiary of Brazilian Helicopter Holdings S.A., or BHH, a Brazilian Company 60% owned by us. This subsidiary

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operates in Brazil. To operate helicopters in Brazil, an operator must be licensed by the applicable national Civil Aviation Authority. Under applicable Brazilian law, in order to maintain its license, an operator must be “controlled” by nationals of Brazil and its officers must be Brazilian as well. By “control”, Brazilian aviation legislation refers to holding of at least 80% of operator’s voting shares. We believe that the majority holder of voting shares in BHH is a Brazilian national and therefore this subsidiary is currently “controlled” within the meaning of Brazil licensing requirements. Any change in the national status of the majority shareholder in BHH and/or in the nationality of the officers of this subsidiary could affect the licenses of BHH.

Our helicopter operations in Brazil are conducted through BHS – Brazilian Helicopter Services Táxi Aéreo S.A., the above-mentioned subsidiary of BHH. Our flying operations are regulated by the National Agency for Civil Aviation and are conducted under that company’s AOC. Our ability to conduct our helicopter operating business in Brazil is dependent on our ability to maintain such AOC. If we are unable to keep such AOC, we will be prevented from performing flying operations in Brazil.

Other Countries and Regulations

Our operations in other jurisdictions are regulated to various degrees by the governments of such jurisdictions and must be conducted in compliance with those regulations and, where applicable, in accordance with our air service licenses and AOC. These regulations may require us to obtain a license to operate in that country, may favor local companies or require operating permits that can only be obtained by locally registered companies and may impose other nationality requirements. In such cases, we partner with local persons, but there is no assurance regarding which foreign governmental regulations may be applicable in the future to our helicopter operations and whether we would be able to comply with them.

The revocation of any of the licenses discussed above or the termination of any of the relationships with local parties discussed above could have a material adverse effect on our business, financial condition and results of operations.

Our MRO business, Heli-One, could suffer if licenses issued by the OEMs and/or governmental authorities are not renewed or we cannot obtain additional licenses.

Our MRO business, Heli-One, receives a significant portion of its third-party revenue from activities that require licenses from the OEMs and governmental authorities. The Heli-One business may require additional licenses to grow. We cannot provide any assurance that we will be able to obtain or maintain such licenses from the OEMs and/or governmental authorities on acceptable terms or at all. Furthermore, our MRO business could decline if existing licenses are revoked or cannot be renewed upon the expiration of existing terms.

We derive significant revenue from non-wholly owned variable interest entities. If we are unable to maintain good relations with the other owners of such non-wholly owned entities, our business, financial condition or results of operations could be adversely affected.

Local aviation regulations require us to operate through non-wholly owned entities with local shareholders. We conduct many of our international operations through entities in which we have a minority investment or through strategic alliances with foreign partners. We derive significant amounts of revenue from these entities. For the fiscal year ended April 30, 2014 we derived $1,088.0 million of revenue, representing 61.6% of our total revenue from variable interest entities owned in part by local shareholders. We depend to some extent upon good relations with our local shareholders to ensure profitable operations. These shareholders may have interests that are not always aligned with ours. These shareholders are not required to provide any funding that these entities may require. Furthermore, certain shareholders’ agreements with local shareholders contain call arrangements which allow the local shareholder to elect to purchase our shares and/or require us to bear all of the losses of these entities. The calls are exercisable in certain circumstances, including liquidation and events of default. In the event shareholder disputes arise or we lose our interest in these entities and/or find other local partners, this could negatively impact our revenues and profit sharing from these entities, and could have a material adverse effect on our business, financial condition or results of operations.

Our operations may suffer due to political and economic uncertainty.

Risks associated with some of our operations include political, social and economic instability, war, terrorism and civil disturbances or other events that may limit or disrupt markets, expropriation without fair compensation, requirements to award contracts, concessions or licenses to nationals, international exchange restrictions and currency fluctuations, changing political conditions, monetary policies of foreign governments and pandemic health issues. Any of these events could materially adversely affect our ability to provide services to our customers. Certain of our helicopter leases and loan agreements impose

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limitations on our ability, including requiring the prior approval of the lessor or the lender, to locate particular helicopters in certain countries. We cannot provide assurance that these limitations will not affect our ability to allocate resources in the future to meet our operational needs.

Our business in countries with a history of corruption and transactions with foreign governments increases the compliance risks associated with our international activities.

Our international operations could expose us to trade and economic sanctions or other restrictions imposed by the United States or other governments or organizations. The U.S. Department of Justice, or the DOJ, and other federal agencies and authorities have a broad range of civil and criminal penalties at their disposal to impose against corporations and individuals for violations of trading sanctions laws, the Foreign Corrupt Practices Act, or the FCPA, and other federal statutes. Under trading sanctions laws, the government may seek to impose modifications to business practices, including cessation of business activities in sanctioned countries, and modifications to compliance programs, which may increase compliance costs, and could subject us to fines, penalties and other sanctions. If any of the risks described above were to materialize, they could adversely impact our financial condition or results of operations.

These laws also prohibit improper payments or offers of payments to foreign governments and their officials and political parties for the purpose of obtaining or retaining business. We have operations, deal with government entities and have contracts in countries known to experience corruption. Our activities in these countries create the risk of unauthorized payments or offers of payments by one of our employees, consultants, sales agents or associates that could be in violation of various laws including the FCPA, even though these parties are not always subject to our control. Our existing safeguards and procedures might prove to be less than fully effective, and our employees, consultants, sales agents or associates might engage in conduct for which we could be held responsible. Violations of the FCPA could result in severe criminal or civil sanctions, and we could be subject to other liabilities that could negatively affect our business, financial condition or results of operations.

In addition, from time to time, we and our subsidiaries are subject to investigation by various government agencies in the jurisdictions in which we operate. In 2006, we voluntarily disclosed to the U.S. Office of Foreign Asset Control, or the OFAC, that one or more of our subsidiaries, formerly operating as Schreiner Airways might have violated applicable U.S. laws and regulations by re-exporting to Iran, Sudan, and Libya certain helicopters, related parts, map data, operation and maintenance manuals, and helicopter parts for third-party customers. OFAC’s investigation is ongoing and we continue to fully cooperate. Should the U.S. government determine that these activities violated applicable laws and regulations, we or our subsidiaries could be subject to civil or criminal penalties, including fines and/or suspension of the privilege to engage in trading activities involving goods, software and technology subject to U.S. jurisdiction. At July 31, 2014, it is not possible to determine the outcome of this matter, or the significance, if any, to our business, financial condition or results of operations.

We are subject to extensive environmental, health and safety laws, rules, regulations and ordinances that could have an adverse impact on our business.

We are subject to extensive laws, rules, regulations and ordinances in the various jurisdictions in which we operate relating to pollution and protection of the environment and to human health and safety, including those relating to discharge of noise, emissions to the air, releases or discharges to soil or water, the use, storage and disposal of petroleum and other regulated materials and the remediation of contaminated sites.

Our operations, including helicopter maintenance and helicopter fueling, involve the use, handling, storage and disposal of materials that may be classified as hazardous to human health and safety and to the environment. Laws protecting the environment have become more stringent in recent years and may, in certain circumstances, impose liability for the investigation and cleanup of releases of regulated materials and related environmental damage without regard to negligence or fault. These laws also might expose us to liability for the conduct of, or conditions caused by, others such as historic spills of regulated materials at our facilities, for acts that were in compliance with all applicable laws at the time such acts were performed, and for contamination at third-party sites where substances were sent for off-site treatment or disposal. Additionally, any failure by us to comply with applicable environmental, health and safety or planning laws and regulations could result in governmental authorities or other third parties taking action against our business that could adversely impact our operations and financial condition, including the:

•   issuance of administrative, civil and criminal penalties;

•   denial or revocation of permits or other authorizations;

•   imposition of limitations on our operations; and

•   performance of site investigatory, remedial or other corrective actions.

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In addition, changes in laws or regulations protecting the environment may result in changes in the regulation of the offshore oil and gas industry, which in turn could adversely affect us. We cannot predict the likelihood of change to any of these laws or in their enforcement or the impact that any such change, or any discovery of previously unknown conditions, could have on our costs and financial position.

We are subject to many different forms of taxation in various jurisdictions throughout the world, which could lead to disagreements with tax authorities regarding the application of tax laws.

We are subject to many different forms of taxation including, but not limited to, income tax, withholding tax, commodity tax and payroll-related taxes. Tax law and administration is extremely complex and often requires us to make subjective determinations. The tax authorities in the various jurisdictions where we conduct business might not agree with the determinations that are made by us with respect to the application of tax law. Such disagreements could result in lengthy legal disputes and, ultimately, in the payment of substantial funds to the government authorities of foreign and local jurisdictions where we carry on business or provide goods or services, which could have a material adverse effect on our business, financial condition or results of operations.

Our estimate of tax related assets, liabilities, recoveries and expenses incorporates significant assumptions. These assumptions include, but are not limited to, the tax laws in various jurisdictions, the effect of tax treaties between jurisdictions, taxable income projections, and the benefits of various restructuring plans. To the extent that such assumptions differ from actual results, we may have to record additional income tax expenses and liabilities.

We are exposed to foreign currency risks.

Our consolidated financial statements are presented in U.S. dollars. However, a significant portion of our revenue and operating expenses are denominated in currencies consisting primarily of Pound Sterling, Canadian Dollars, Norwegian Kroner, Australian Dollars and the Euro. The functional currencies of many of our subsidiaries are non-U.S. currencies. There can be no assurances that our foreign currency risk management strategies will be effective and that foreign currency fluctuations will not adversely affect our results of operations and financial condition.

Our failure to hedge exposure to fluctuations in foreign currency exchange rates effectively could unfavorably affect our financial performance.

We currently utilize derivative instruments to hedge our exposure to fluctuations in certain foreign currency exchange rates. These instruments may involve elements of market risk in excess of the amounts recognized in our consolidated financial statements. Further, our financial results from operations of our subsidiaries which incur revenue and operating expenses in currencies other than U.S. dollars may be negatively affected if we fail to execute or if we improperly hedge our exposure to currency fluctuations.

We are exposed to credit risks.

We are exposed to credit risk on our financial investments which depends on the ability of our counterparties to fulfill their obligations to us. We manage credit risk by entering into arrangements with established counterparties and through the establishment of credit policies and limits, which are applied in the selection of counterparties.

Credit risk on financial instruments arises from the potential for counterparties to default on their contractual obligations and is limited to those contracts on which we would incur a loss in replacing the instrument. We limit our credit risk by dealing only with counterparties that possess investment grade credit ratings and monitor our concentration risk with counterparties on an ongoing basis. The carrying amount of financial assets represents the maximum credit exposure for financial assets.

Credit risk arises on our trade receivables from the unexpected loss in cash and earnings when a customer cannot meet its obligation to us or when the value of security provided declines. To mitigate trade credit risk, we have developed credit policies that include the review, approval and monitoring of new customers, annual credit evaluations and credit limits. There can be no assurance that our risk mitigation strategies will be effective and that credit risk will not adversely affect our financial condition and results of operations.

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Our customers may seek to shift risk to us.

We give to and receive from our customers indemnities relating to damages caused or sustained by us in connection with our operations. Our customers’ changing views on risk allocation could cause us to accept greater risk to win new business or could result in us losing business if we are not prepared to take such risks. To the extent that we accept such additional risk, and seek to insure against it, our insurance premiums could rise.

Our operations are largely dependent upon the level of activity in the oil and gas industry.

To varying degrees, activity levels in the oil and gas industry are affected by long-term trends in oil and gas prices. Historically, the prices for oil and gas have been volatile and subject to wide fluctuations in response to changes in the supply of and demand for oil and gas, market uncertainty and a variety of additional factors beyond our control, such as:

•   actions of the Organization of Petroleum Exporting Countries and other oil producing countries to control prices or change production levels;

•   general economic and political conditions, both worldwide and in the regions in which we operate;

•   governmental regulation and policy;

•   the price and availability of alternative fuels;

•   advances in exploration, development and production technology; and

•   the effects of hostilities or instability in oil-producing countries or the regions in which they are located.

We cannot predict future oil and gas price movements. Any prolonged reduction in oil and gas prices could depress the level of helicopter activity in support of exploration and, to a lesser extent, production activity and, therefore have a material adverse effect on our business, financial condition and results of operations. For the fiscal year ended April 30, 2014, revenue generated by helicopter transportation services for the oil and gas industry was approximately 83% of our total revenues.

Additionally, an increase in onshore fracking, which generally does not require use of our helicopter services, could have an adverse effect on our operations. If onshore fracking were to meaningfully increase in the international markets in which we operate, and if it were to drive a meaningful increase in the supply of hydrocarbons available to the markets we serve, it could potentially adversely impact the level of activity in our offshore oil and gas markets and the demand for our helicopter services.

Our customers are primarily in the oil and gas industry and, as a result, changes in economic and industry conditions could expose us to additional credit risk.

The majority of our customers are engaged in oil and gas production, exploration and development. For the fiscal year ended April 30, 2014, revenue generated by helicopter transportation services from oil and gas customers represented approximately 83% of our total revenues. This concentration could impact the overall exposure to credit risk because changes in economic and industry conditions that adversely affect the oil and gas industry could affect the majority of our customers. We generally do not require letters of credit or other collateral to support our trade receivables. Accordingly, a sudden or protracted downturn in the economic condition of the oil and gas industry could adversely impact our ability to collect our receivables and thus impact our business, financial condition or results of operations.

We are highly dependent upon the level of activity in the North Sea, which is a mature exploration and production region.

For the fiscal year ended April 30, 2014, approximately 54% of our gross revenue was derived from services provided to customers operating in the North Sea. The North Sea is a mature exploration and production region that has undergone substantial seismic survey and exploration activity for many years. Because a large number of oil and gas properties in this region have already been drilled, additional prospects of sufficient size and quality could be more difficult to identify. Generally, the production from these drilled oil and gas properties is declining. In the future, production could decline to the point that such properties are no longer economical to operate, in which case, our services with respect to such properties will no longer be needed. Oil and gas companies might not identify sufficient additional drilling sites to replace those that become depleted or cease to be economically viable. If activity in oil and gas exploration, development and production in the North Sea materially declines, our business, financial condition and results of operations could be materially and adversely affected. We cannot predict the levels of activity in this or any other geographic area.

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If oil and gas companies undertake cost reduction methods, there may be an adverse effect on our business.

Oil and gas companies engaged in the production, exploration and development sector continually seek to implement measures aimed at reducing costs, including the cost of helicopter support operations. For example, oil and gas companies in some circumstances have reduced manning levels on both old and new platforms, rigs and other installations by using new technology to permit unmanned operations, which could increase the length of offshore shifts and reduce the frequency of transportation of employees. The implementation of such measures could reduce the demand for helicopter transportation services and have a material adverse effect on our business, financial condition and results of operations.

Reductions in spending on helicopter services by government agencies could lead to modifications of SAR and EMS contract terms or delays in receiving payments, which could adversely impact our business, financial condition and results of operations.

We receive significant revenue from government agencies in Ireland, the United Kingdom and Australia. Any reductions in the budgets of government agencies for spending on helicopter services, implementations of cost savings measures by government agencies, imposed modifications of contract term or delays in collecting receivables owed to us by our government agency customers or loss of contracts could have an adverse effect on our business, financial condition and results of operations.

In addition, there are inherent risks in contracting with government agencies. Applicable laws and regulations in the countries in which we operate may enable our government agency customers to (i) terminate contracts for convenience, (ii) reduce, modify or cancel contracts or subcontracts if requirements or budgetary constraints change and/or (iii) terminate contracts or adjust their terms.

Failure to develop or implement new technologies and disruption to our systems could affect our results of operations.

Many of the helicopters we operate are characterized by changing technology, introductions and enhancements of models of helicopters and services and shifting customer demands, including technology preferences. Our future growth and financial performance will depend in part upon our ability to develop market and integrate new services and to accommodate the latest technological advances and customer preferences. In addition, the introduction of new technologies or services that compete with our services could result in our revenues decreasing over time. If we are unable to upgrade our operations or fleet with the latest technological advances in a timely manner, or at all, our business, financial condition and results of operations could suffer. Any disruption to computers, communication systems or other technical equipment used by us and our fleet could significantly impair our ability to operate our business efficiently and could have a material adverse effect on our business, financial condition or results of operations.

We rely on information technology, and if we are unable to protect against service interruptions, data corruption, cyber-based attacks or network security breaches, our operations could be disrupted and our business could be negatively affected.

We rely on information technology networks and systems to process, transmit and store electronic and financial information; to coordinate our business across our global operation bases; and to communicate within our company and with customers, suppliers, partners and other third-parties. These information technology systems, including the system at our global operations center in Irving, Texas may be susceptible to damage, disruptions or shutdowns, hardware or software failures, power outages, computer viruses, cyber attacks, telecommunication failures, user errors or catastrophic events. If our information technology systems suffer severe damage, disruption or shutdown, and our business continuity plans do not effectively resolve the issues in a timely manner, our operations could be disrupted and our business could be negatively affected. In addition, cyber attacks could lead to potential unauthorized access and disclosure of confidential information, and data loss and corruption. There is no assurance that we will not experience these service interruptions or cyber attacks in the future.

Assimilating any future material acquisitions into our company may strain our resources and have an adverse effect on our business.

The assimilation of any future material acquisitions we may make will require substantial time, effort, attention and dedication of management resources and may distract management from ordinary operations. The transition process could create a number of potential challenges and adverse consequences, including the possible unexpected loss of key employees, customers or suppliers, a possible loss of revenues or an increase in operating or other costs. Inefficiencies and difficulties may arise because of unfamiliarity with new assets and the business associated with them, new geographic areas and new regulatory

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systems. These types of challenges and uncertainties could have a material adverse effect on our business, financial condition and results of operations. We may not be able to effectively manage the combined operations and assets or realize any of the anticipated benefits of future material acquisitions.

The loss of key personnel could affect our growth and future success.

Loss of the services of key management personnel at our corporate and regional headquarters without being able to attract personnel of equal ability could have a material adverse effect upon us.

Our ability to attract and retain qualified pilots, mechanics, technicians and other highly-trained personnel is an important factor in determining our future success. The market for these experienced and highly trained personnel is competitive and may become more competitive. Accordingly, we cannot be assured that we will be successful in our efforts to attract and retain such personnel in the future. A limited supply of qualified applicants may contribute to wage increases that increase the related costs to us. Our failure to attract and retain qualified personnel could have a material adverse effect on our business, financial condition or results of operations.

Labor problems could adversely affect us.

Certain of our employees in the United Kingdom, Ireland, the Netherlands, Norway, Brazil, Canada and Australia (collectively, approximately 70% of our employees as of April 30, 2014) are represented under collective bargaining or union agreements. Any disputes over the terms of these agreements or our potential inability to negotiate acceptable contracts with the unions that represent our employees could result in strikes, work stoppages or other slowdowns by the affected workers. Periodically, certain groups of our employees who are not covered under a collective bargaining agreement consider entering into such an agreement.

If our unionized workers engage in a strike, work stoppage or other slowdown, other employees elect to become unionized, existing labor agreements are renegotiated, or future labor agreements contain terms that are unfavorable to us, we could experience a disruption of our operations or higher ongoing labor costs, which could adversely affect our business, financial condition or results of operations.

If the assets in our defined benefit pension plans are not sufficient to meet the plans’ obligations, we could be required to make substantial cash contributions and our liquidity could be adversely affected.

We sponsor funded and unfunded defined benefit pension plans for our employees principally in Canada, the United Kingdom, the Netherlands and Norway. As of April 30, 2014, there was a $76.6 million funding deficit related to our various defined benefit pension plans which require ongoing funding by us.

Our estimate of liabilities and expenses for pensions incorporates significant assumptions, including the interest rate used to discount future liabilities and expected long-term rates of return on plan assets. Our pension contributions and expenses, results of operations, liquidity or shareholders’ equity in a particular period could be materially adversely affected by market returns that are less than the plans’ expected long-term rates of return, a decline in the rate used to discount future liabilities and changes in the currency exchange rates. If the assets of our pension plans do not achieve expected investment returns for a fiscal year, such deficiency may result in increases in pension expense. Changing economic conditions, poor pension investment returns or other factors may require us to make substantial cash contributions to the pension plans in the future, preventing the use of such cash for other purposes and adversely affecting our liquidity.

Adverse results of legal proceedings could materially and adversely affect our business, financial condition or results of operations.

We are subject to and may in the future be subject to a variety of legal proceedings and claims that arise out of the ordinary conduct of our business.

On August 11, 2014, CASA gave notice that it was canceling the exemption for our Fatigue Risk Management System (“FRMS”).  Although this is not a challenge to our AOC, if the cancellation were allowed to go into effect, it would reduce the number of hours our pilots could be rostered for duty in Australia. We believe that CASA’s action is unwarranted and does not comply with law.  On August 18, 2014, we filed a judicial action seeking to enjoin CASA from cancelling our exemption.

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The court stayed CASA’s action pending a preliminary hearing. The parties agreed on conditions to continue the stay before the preliminary hearing held on September 5, 2014. At the hearing the court stated that CASA’s action would remain stayed until further order. A hearing on the merits is now set for the week of November 10, 2014.

Results of legal proceedings cannot be predicted with certainty. Irrespective of its merits, litigation may be both lengthy and disruptive to our operations and could cause significant expenditure and diversion of management attention. We may be faced with significant monetary damages or injunctive relief against us that could materially adversely affect a portion of our business operations or materially and adversely affect our business, financial condition or results of operations should we fail to prevail in certain matters.

In the event we are or become treated as a passive foreign investment company, or PFIC, for U.S. federal income tax purposes, our U.S. shareholders could be subject to adverse U.S. federal income tax consequences.

In the event we are or become a PFIC, U.S. Holders (as defined below) of our ordinary shares could be subject to adverse U.S. federal income tax consequences. These consequences include the following: (i) if our ordinary shares are “marketable stock” for purposes of the PFIC rules and a U.S. Holder makes a mark-to-market election with respect to its ordinary shares, the U.S. Holder will be required to include annually in its U.S. federal taxable income an amount reflecting any year-end increase in the value of its ordinary shares, (ii) if a U.S. Holder does not make a mark-to-market election, it may incur significant additional U.S. federal income taxes on income resulting from certain distributions on, or any gain from the disposition of, our ordinary shares, as such income generally would be allocated over the U.S. Holder’s holding period for its ordinary shares and subject to tax at the highest rates of U.S. federal income taxation in effect for such years, with an interest charge then imposed on the deferral of the resulting taxes with respect to such income, and (iii) dividends paid by us would not be eligible for reduced individual rates of U.S. federal income taxation in any year in which we are treated as a PFIC and in any year immediately following a year in which we are treated as a PFIC. In addition, U.S. Holders that own an interest in a PFIC are required to file additional U.S. federal tax information returns under guidance that has yet to be finalized. A U.S. Holder may not make a mark-to-market election with respect to any of our subsidiaries that are PFICs to mitigate the adverse tax consequences applicable under the PFIC rules attributable to any such subsidiary.

The classification of our gross operating income as income from services, which should not be considered passive income for purposes of the PFIC income test, or rents, which could be passive income for that purpose, is a facts and circumstances determination that takes into consideration many factors and the weight that should be given to each factor and is currently subject to significant uncertainty under the U.S. federal income tax law. We believe that our gross operating income should be classified principally as income from services and not from rents, and that, accordingly, we should not be a PFIC under the PFIC income test. Nevertheless, there can be no assurance that the Internal Revenue Service, or IRS, will agree with our conclusion and that the IRS would not successfully challenge our position. Accordingly, there can be no assurance that we are not currently a PFIC and that we will not be a PFIC in the future under the PFIC income test.

The term “U.S. Holder” means a beneficial owner of the ordinary shares that is, for U.S. federal income tax purposes, (1) an individual who is a citizen or resident of the United States, (2) a corporation (or entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate the income of which is subject to U.S. federal income tax regardless of its source or (4) a trust (x) with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons have the authority to control all of its substantial decisions or (y) that has elected under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes.

Risks Related to Our Ownership Structure

We are controlled by a shareholder group, which might have interests that conflict with ours or the interests of our other shareholders.*

Upon the first closing of the private placement and pursuant to a voting agreement between CD&R and First Reserve (the “Investors”), the Investors, as a group, will own a controlling block of our voting shares and will have the ability to appoint a majority of our directors. As a result, we will continue to be a “controlled company” within the meaning of the corporate governance standards of the NYSE. Upon the consummation of the private placement, each of CD&R and First Reserve could hold securities representing up to approximately 49.6% and 28.7%, respectively, of the voting power of all of our shareholders (subject to certain adjustments, if any) and will have the ability to appoint a majority of our directors. As a result, the Investors

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(and their assignees) will have the ability to determine matters requiring shareholder approval, including without limitation, the election and removal of directors, and business combinations, changes of control and sales of all or substantially all of our assets.

Circumstances may occur in which the interests of the Investors could be in conflict with our interests or the interests of our other shareholders. For example, First Reserve and CD&R are both in the business of making investments in companies and might from time to time in the future acquire interests in businesses that directly or indirectly compete with certain portions of our business or that are suppliers or customers of ours. Further, if First Reserve or CD&R pursues such acquisitions or makes further investments in our industry, those acquisitions and investment opportunities might not be available to us. So long as the Investors continue to directly or indirectly own a significant amount of our equity, even if such amount is less than 50%, the Investors, as a group, will continue to be able to influence our decisions. In addition, this concentration of ownership could have the effect of delaying, preventing or deterring a change of control of our company, could deprive shareholders of an opportunity to receive a premium for their ordinary shares as part of a sale of our company and might ultimately affect the market price of our ordinary shares.

CD&R will become a substantial holder of our ordinary shares on an as-converted basis.*

Subject to the closings of pending private placements, CD&R will become a substantial holder of CHC Group Ltd., with as much as 49.9% of the voting control (subject to adjustments), with a larger amount of our economic interest upon issuance of dividends that are payable in kind. CD&R will eventually have four representatives on our board. As a result, CD&R will have substantial influence over our corporate policy and business strategy.

We are a “controlled company” within the meaning of the NYSE rules and, as a result, qualify for, and intend to rely on, exemptions from certain corporate governance requirements. You will not have the same protections afforded to shareholders of companies that are subject to such requirements.*

As a result of the private placement, funds affiliated with the Investors, as a group, will beneficially own a majority of the voting power of our ordinary shares eligible to vote in the election of our directors. As a result, we will continue to be a “controlled company” within the meaning of the corporate governance standards of the NYSE. Under these rules, a company of which more than 50% of the voting power in the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirements that, within one year of the date of the listing of our ordinary shares:

•   we have a board of directors that is comprised of a majority of “independent directors,” as defined under the rules of the NYSE;

•   we have a compensation committee that is comprised entirely of independent directors; and

•   we have a nominating and corporate governance committee that is comprised entirely of independent directors.

A majority of the directors on our board of directors are not independent. In addition, the compensation committee and the corporate governance committee of our board of directors do not consist entirely of independent directors or are subject to annual performance evaluations. Accordingly, you will not have the same protections afforded to shareholders of companies that are subject to all of the corporate governance requirements of the NYSE. Finally, we have a classified board with terms of three years.

Risks Related to the Ownership of Our Ordinary Shares

There may be sales of a substantial amount of our ordinary shares by our current shareholders, and these sales could cause the price of our ordinary shares to fall.*

First Reserve owns, and, after the private placement, the Investors, as a group, will own, a majority indirect economic and voting interest in us. Sales of substantial amounts of our ordinary shares in the public market, including by us, First Reserve, or CD&R, or the perception that such sales will occur, could adversely affect the market price of our ordinary shares and make it difficult for us to raise funds through securities offerings in the future.

The market for our ordinary shares historically has experienced significant price and volume fluctuations.*

The market for our ordinary shares historically has experienced and may continue to experience significant price and volume fluctuations similar to those experienced by the broader stock market in recent years. Generally, the fluctuations experienced

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by the broader stock market have affected the market prices of securities issued by many companies for reasons unrelated to their operating performance and may adversely affect the price of our ordinary shares. In addition, our announcements of our quarterly operating results, changes in general conditions in the economy or the financial markets and other developments affecting us, our affiliates or our competitors could cause the market price of our ordinary shares to fluctuate substantially.

Pursuant to the terms of the preferred shares to be issued, which will rank senior to our ordinary shares, we will be required to pay regular dividends on the preferred shares, and we may be required under certain circumstances to repurchase the preferred shares; such obligations could adversely affect our liquidity and financial condition.*

The preferred shares to be issued will rank senior to our ordinary shares with respect to dividend rights. Holders of preferred shares will be entitled to participate ratably in all dividends paid on ordinary shares and, in addition, receive cumulative dividends payable quarterly at a rate of 8.5% per annum (or the preferred dividends). The preferred dividends will be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on the first such quarterly date following the issuance of the preferred shares. The preferred dividends accruing up to the second anniversary of the issuance date will be paid by the issuance of preferred shares, and the preferred dividends accruing after such anniversary will be paid either in cash or by the issuance of preferred shares at our option, subject to certain conditions. If we fail to make timely dividends, the dividend rate will increase to 11.5% per annum until such time as all accrued but unpaid dividends have been paid in full. In addition, the holders of our preferred shares will have certain redemption rights, including upon certain change in control events involving us, which, if exercised, could require us to repurchase all of the outstanding preferred shares at the original purchase price of the preferred shares plus all accrued but unpaid dividends. Our obligations to pay regular dividends to the holders of preferred shares or any required repurchase of the outstanding shares of preferred shares could impact our liquidity and reduce the amount of cash flows available for working capital, capital expenditures, growth opportunities, acquisitions, and other general corporate purposes. Our obligations to the holders of preferred shares could also limit our ability to obtain additional financing or increase our borrowing costs, which could have an adverse effect on our financial condition.

We may pursue additional capital in the future, which could dilute the holders of our outstanding ordinary shares and may adversely affect the market price of our ordinary shares.*

Although we have just entered into a private placement transaction to raise a significant amount of capital, in the current economic environment we believe it is prudent to consider alternatives for raising capital when opportunities to raise capital at attractive prices present themselves, in order to further strengthen our capital and better position ourselves to take advantage of opportunities that may arise in the future. Such alternatives may include issuance and sale of ordinary shares or preferred shares. Any such capital raising alternatives could dilute the holders of our outstanding ordinary shares and may adversely affect the market price of our ordinary shares.

The issuance of preferred shares in the private placement and the issuance of additional preferred shares as preferred dividends would reduce the relative voting power of holders of our ordinary shares, may dilute the ownership of such holders, and may adversely affect the market price of our ordinary shares.*

As of July 31, 2014, we had 81,342,413 ordinary shares outstanding and obligations to issue an additional 3,945,633 ordinary shares upon the exercise of outstanding options and other securities exercisable or convertible into our ordinary shares. Upon the third closing of the private placement, CD&R will hold shares representing approximately 49.6% of our ordinary shares on an as-converted-to-ordinary shares basis. CD&R will also have priority over the holders of our ordinary shares with respect to the distribution of our assets in the event of our liquidation, dissolution or winding up, and will receive consideration per share potentially in excess of that received by holders of our ordinary shares in the event of a change of control.

In addition, conversion of the preferred shares to our ordinary shares will dilute the ownership interest of existing holders of our ordinary shares, and any sales in the public market of the ordinary shares issuable upon conversion of the preferred shares could adversely affect prevailing market prices of our ordinary shares. In connection with the first closing of the private placement, we will grant CD&R registration rights in respect of the ordinary shares issuable upon conversion of the preferred shares and preferred shares outstanding more than 8.5 years after the first closing of the private placement. These registration rights would facilitate the resale of such securities into the public market, and any such resale would increase the number of shares of our ordinary shares available for public trading. Sales by CD&R of a substantial number of our ordinary shares in the public market, or the perception that such sales might occur, could have a material adverse effect on the price of our ordinary shares.

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The issuance of preferred shares will diminish the net income available to holders of our ordinary shares and earnings per ordinary share.*

If the conditions to the closing of the private placement are satisfied or waived, we will have issued $600.0 million of Preferred Shares upon the third closing of the private placement. The dividends accrued on the preferred shares will reduce the net income available to ordinary shareholders and our earnings per ordinary share.

The preferred shares to be issued will have rights, preferences and privileges that are not held by, and are preferential to, the rights of holders of our ordinary shares. Such preferential rights could adversely affect our liquidity and financial condition, and may result in the interests of the holders of our preferred shares differing from those of the holders of our ordinary shares.*

Holders of preferred shares will have the right to receive a liquidation preference entitling them to be paid out of our assets available for distribution to shareholders, before any payment may be made to holders of ordinary shares, an amount equal to the greater of (a) the original issue price plus all unpaid and accrued dividends thereon of each outstanding preferred share held and (b) the amount that such holder would have been entitled to receive upon our liquidation, dissolution and winding up if all outstanding preferred shares had been converted into ordinary shares immediately prior to such liquidation, dissolution or winding up.

In addition, dividends on the preferred shares will accrue and will be cumulative, whether or not declared by our board, at the rate of 8.5% per annum on the sum of the original issue price plus all unpaid accrued and accumulated dividends thereon. These preferred dividends will be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on the first such quarterly date following the issuance of the preferred shares. The preferred dividends accruing up to the second anniversary of the issuance date will be paid by the issuance of preferred shares, and the preferred dividends accruing after such anniversary will be paid either in cash or by the issuance of preferred shares at our option, subject to certain conditions. If we fail to make timely dividends, the dividend rate will increase to 11.5% per annum until such time as all accrued but unpaid dividends have been paid in full. Moreover, if we declare or pay a cash dividend on our ordinary shares, we will be required to declare and pay a dividend on the outstanding preferred shares on a pro rata basis with the ordinary shares determined on an as-converted basis. The holders of our preferred shares will also be able to require the redemption of all or any of their preferred shares upon our change of control at a purchase price equal to the liquidation preference of such preferred shares.

Holders of preferred shares will have the right to vote at all shareholders meetings together with, and as part of one class with, the ordinary shares, provided, however, that the preferred shares of any one holder and its affiliates (together with any votes of such holder and its affiliates in respect of any previously issued conversion shares) will not represent more than 49.9% of the total number of votes. In addition, the prior written consent of the holders of a majority of the preferred shares will be required to, among other things, (i) create, or issue additional, equity or convertible securities other than voting or non-voting ordinary shares or (ii) enter into a debt agreement restricting the payment of dividends by the issuance of preferred shares or the conversion of preferred shares into ordinary shares.

Our obligations to pay the preferred dividends and other dividends to the holders of our preferred shares on a pro-rata basis with the ordinary shares, and to repurchase any and all of the outstanding preferred shares under certain circumstances, could impact our liquidity and reduce the amount of cash flows available for working capital, capital expenditures, growth opportunities, acquisitions, and other general corporate purposes. Our obligations to the holders of preferred shares could also limit our ability to obtain additional financing or increase our borrowing costs, which could have an adverse effect on our financial condition. The preferential rights could also result in divergent interests between the holders of our preferred shares and those of our ordinary shares.

We are a holding company and, accordingly, are dependent upon distributions from our subsidiaries to generate the funds necessary to meet our financial obligations and pay dividends.

We are a holding company and have no business operations of our own. We have no independent means of generating revenue. As a result, we are dependent on loans, dividends and other payments from our subsidiaries to generate the funds necessary to pay our expenses and to pay any cash dividends. There can be no assurance that our subsidiaries will generate sufficient cash flow to dividend or distribute funds to us or that applicable laws, their operating documents and contractual restrictions, including negative covenants in our or their debt instruments, will permit such dividends or distributions. Our debt instruments currently restrict the ability of our subsidiaries to pay dividends or make distributions to us.

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The requirements of being a public company may strain our resources and distract our management.

As a public company, we are be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and requirements of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act. These requirements may place a strain on our systems and resources. The Exchange Act requires that we file annual and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting. To maintain and improve the effectiveness of our disclosure controls and procedures and internal controls, we will need to commit significant resources, hire additional staff and provide additional management oversight. We will be implementing additional procedures and processes for the purpose of addressing the standards and requirements applicable to public companies. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on our business, financial condition and results of operations. We have incurred and expect to incur significant additional annual expenses related to these steps and, among other things, additional directors’ and officers’ liability insurance, director fees, reporting requirements, transfer agent fees, hiring additional accounting, legal and administrative personnel, increased auditing and legal fees and similar expenses.

Our internal controls may not meet all of the standards contemplated by Section 404 of the Sarbanes-Oxley Act. Failure to achieve and maintain effective internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act could have a material adverse effect on our business and ordinary share price.

Our internal control over financial reporting currently may not meet the standards contemplated by Section 404 of the Sarbanes-Oxley Act that we will eventually be required to meet. If we are not able to complete our assessment of internal controls over financial reporting accordance with the requirements of Section 404 in a timely manner or with adequate compliance, our independent registered public accounting firm might not be able to certify as to their adequacy.

Matters affecting our internal control might cause us to be unable to report our financial information on a timely basis and thereby subject us to adverse regulatory consequences, including sanctions by the SEC or violations of applicable stock exchange listing rules, which could result in a breach of the covenants under our financing arrangements. There also could be a negative reaction in the financial markets due to a loss of investor confidence in us and the reliability of our financial statements. Confidence in the reliability of our financial statements also could suffer if we or our independent registered public accounting firm were to report a material weakness in our internal control over financial reporting. This could materially adversely affect us and lead to a decline in the price of our ordinary shares.

If securities analysts or industry analysts downgrade our ordinary shares, publish negative research or reports or fail to publish reports about our business, our share price and trading volume could decline.

The trading market for our ordinary shares will be influenced by the research and reports that industry or securities analysts publish about us, our business and our market. If one or more analysts adversely change their recommendation regarding our stock or our competitors’ stock, our share price would likely decline. If one or more analysts cease coverage of us or fail to publish reports on us regularly, we could lose visibility in the financial markets which in turn could cause our share price or trading volume to decline.

Our actual operating results may differ significantly from our guidance and investor expectations, which would likely cause our share price to decline.

From time to time, we may release guidance in our earnings releases, earnings conference calls or otherwise, regarding our future performance that represent our management’s estimates as of the date of release. If given, this guidance, which will include forward-looking statements, will be based on projections prepared by our management. Projections are based upon a number of assumptions and estimates that, while presented with numerical specificity, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. The principal reason that we expect to release guidance is to provide a basis for our management to discuss our business outlook with analysts and investors. With or without our guidance, analysts and other investors may publish expectations regarding our business, financial performance and results of operations. We do not accept any responsibility for any projections or reports published by any such third persons.

Guidance is necessarily speculative in nature, and it can be expected that some or all of the assumptions of the guidance furnished by us will not materialize or will vary significantly from actual results. If our actual performance does not meet or exceed our guidance or investor expectations, the trading price of our ordinary shares is likely to decline.

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Provisions of our articles of association and Cayman Islands corporate law may discourage or prevent an acquisition of us which could adversely affect the value of our ordinary shares.

Provisions of our memorandum and articles of association and Cayman Islands law may have the effect of delaying or preventing a change of control or changes in our management. Our memorandum and articles of association contain provisions that:

•   permit our board of directors to issue, without any further vote or action by our shareholders, preferred shares in one or more series and, with respect to each series, to fix the number of shares constituting the series and the designation of the series, the voting powers (if any) of the shares of such series, and the preferences and other special rights, if any, and any qualifications, limitations or restrictions, of the shares of the series; and

•   provide for our board of directors to be a classified board.

The foregoing provisions may impose various impediments to the ability of a third-party to acquire control of us, even if a change of control would be beneficial to our existing shareholders.

Our organizational documents contain a variety of anti-takeover provisions that could delay, deter or prevent a change in control.

Various provisions of our organizational documents and Cayman Islands law may delay, deter or prevent a change in control of us that is not approved by our board of directors. These provisions include:

•   a classified board of directors;

•   a requirement that annual general meetings of shareholders be called by only a majority of the board of directors or by the Chairman of the board of directors or in the case of extraordinary general meetings, by a majority of the board of directors, by the Chairman of the board of directors or by shareholders holding not less than a majority of our shares then outstanding;

•   advance notice requirements for shareholder proposals and nominations;

•   limitations on the ability of shareholders to amend, alter or repeal our organizational documents; and

•   the authority of the board of directors to issue preferred shares with such terms as the board of directors may determine.

Shareholder rights under Cayman Islands law may differ materially from shareholder rights in the United States, which could adversely affect the ability of us and our shareholders to protect our and their interests.

We are a company incorporated under the laws of the Cayman Islands. Our corporate affairs are governed by our memorandum and articles of association, as amended and restated from time to time, by the Companies Law (as revised) of the Cayman Islands and the common law of the Cayman Islands. The rights of shareholders to take action against the directors, actions by minority shareholders and the fiduciary responsibilities of our directors to us under Cayman Islands law are to a large extent governed by the common law of the Cayman Islands. The common law of the Cayman Islands is derived in part from comparatively limited judicial precedent in the Cayman Islands, as well as from English common law, the decisions of whose courts are of persuasive authority but are not binding on a court in the Cayman Islands. In particular, some jurisdictions, such as the state of Delaware, have more fully developed and judicially interpreted bodies of corporate laws. Moreover, we could be involved in a corporate combination in which dissenting shareholders would have no rights comparable to appraisal rights that would otherwise ordinarily be available to dissenting shareholders of U.S. corporations. Also, our Cayman Islands counsel is not aware of a significant number of reported class actions having been brought in Cayman Islands courts. Such actions are ordinarily available in respect of U.S. corporations in U.S. courts. Finally, Cayman Islands companies might not have standing to initiate shareholder derivative actions before the federal courts of the United States. As a result, our public shareholders could face different considerations in protecting their interests in actions against our management, directors or controlling shareholder than would shareholders of a corporation incorporated in a jurisdiction in the United States, and our ability to protect our interests may be limited if we are harmed in a manner that would otherwise enable us to sue in a United States federal court.

As a holder of the ordinary shares, you might have difficulty obtaining or enforcing a judgment against us because we are incorporated under the laws of the Cayman Islands.

Because we are a Cayman Islands company, there is uncertainty as to whether the Grand Court of the Cayman Islands would recognize or enforce judgments of U.S. courts obtained against us predicated upon the civil liability provisions of the securities

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laws of the United States or any state thereof, or be competent to hear original actions brought in the Cayman Islands against us predicated upon the securities laws of the United States or any state thereof.

The Investors may compete with us, and our memorandum and articles of association contain a provision that expressly permits our non-employee directors to compete with us.*

First Reserve and/or CD&R may compete with us for investments in our business. There is no assurance that any conflicts of interest created by such competition will be resolved in our favor. Moreover, First Reserve and CD&R are both in the business of making investments in companies and might acquire or hold interests in businesses that compete directly or indirectly with us. Our memorandum and articles of association, as amended (or our articles of association), provide that, to the maximum extent permitted from time to time by Cayman Islands law, we renounce any interest or expectancy that we have in, or any right to be offered an opportunity to participate in, any business opportunities that are from time to time presented to our directors or their affiliates, other than to those directors who are employed by us or our subsidiaries, unless the business opportunity is expressly offered to such person in his or her capacity as a director of the Company, and none of First Reserve or its affiliates, or any director who is not employed by us or any of his or her affiliates, will have any duty to refrain from engaging, directly or indirectly, in the same business activities or similar business activities or lines of business in which we or our affiliates engage or propose to engage or to refrain from otherwise competing with us or our affiliates. First Reserve and/or CD&R also may pursue acquisition opportunities that may be complementary to our business, and, as a result, those acquisition opportunities might not be available to us.

Our articles of association also provide that any director, officer, committee member or agent of both the Company and a member of First Reserve group (or an Identified Person), First Reserve or any non-employee director taking, developing, offering or transferring to another person or entity, any potential transaction, business or investment opportunity that has been renounced by the Company shall not constitute an act or omission committed in bad faith or as the result of active or deliberate dishonesty, and any benefit received, directly or indirectly, by First Reserve, an Identified Person or any non-employee director as the result of any such potential transaction, business or investment opportunity shall not constitute receipt of an improper benefit, or an improper personal benefit, in money, property, services or otherwise.

Our articles of association provide that, to the maximum extent permitted from time to time by Cayman Islands law, each of our non-employee directors (including those designated by First Reserve and, after the first closing of the private placement, CD&R) may:

•   acquire, hold and dispose of ordinary shares for his or her own account or for the account of others, and exercise all of the rights of a shareholder to the same extent and in the same manner as if he or she were not our director; and

•   in his or her personal capacity or in his or her capacity as a director, officer, trustee, shareholder, partner, member, equity owner, manager, advisor or employee of any other person, have business interests and engage in business activities that are similar to ours, compete with us or involve a business opportunity that we could seize and develop.

Our articles of association also provide that, to the maximum extent permitted from time to time by Cayman Islands law, in the event that First Reserve or any non-employee director acquires knowledge of a potential transaction or other business opportunity, such person will have no duty to communicate or offer such transaction or business opportunity to us or any of our affiliates and may take any such opportunity for itself, himself or herself or offer it to another person or entity unless the business opportunity is expressly offered to such person in his or her capacity as our director. These provisions may limit our ability to pursue business or investment opportunities that we might otherwise have had the opportunity to pursue, which could have an adverse effect on our financial condition, our results of operations, our cash flow, the per share trading price of our ordinary shares and our ability to satisfy our debt service obligations.

Our controlling shareholder also controls an entity that leases helicopters to us.

Certain funds affiliated with First Reserve, our controlling shareholder, hold approximately 100% of the equity interests in Hover SE Leasing, or Hover, which indirectly owns a minority interest in 31 helicopters. Through Hover, First Reserve leases such helicopters to us pursuant to long-term leases ranging in duration between eight and ten years. For the fiscal year ended April 30, 2014, the total operating lease expense in connection with such leases was $50.4 million.

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ITEM 2. UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

Recent Sales of Unregistered Securities

After the end of the fiscal quarter ended July 31, 2014, we announced the sale of unregistered securities. See Item 2, “Management’s discussion and analysis of financial condition and results of operations - Financing Transactions.”

Use of Proceeds from Initial Public Offering of Ordinary Shares

On January 16, 2014, our Registration Statements on Form S-1 (File No. 333-191268) and Form S-1MEF (File No. 333-193399) became effective for our IPO of ordinary shares pursuant to which we sold an aggregate of 34,000,000 ordinary shares, including 3,000,000 ordinary shares pursuant to the underwriters’ over-allotment option in February 2014, at a public offering price of $10.00 per share for aggregate gross proceeds of $340.0 million.

J.P. Morgan Securities LLC, Barclays Capital Inc., UBS Securities LLC, HSBC Securities (USA) Inc., RBC Capital Markets, LLC, Wells Fargo Securities, LLC, BNP Paribas Securities Corp., Standard Bank Plc, Cormark Securities (USA) Limited, Cowen and Company, LLC, Raymond James & Associates, Inc., Simmons & Company International and Tudor, Pickering, Holt & Co. Securities, Inc. acted as the underwriters.

We raised approximately $289.4 million in net proceeds from the offering, after deducting underwriter discounts and commissions of approximately $16.3 million and other offering expenses of approximately $4.3 million. On February 20, 2014, the underwriters in the IPO exercised an option to purchase 3,000,000 ordinary shares of capital stock at a price of $10.00 per share, raising approximately $28.4 million, net of underwriting costs of $1.6 million.

No payments were made by us to directors, officers or persons owning ten percent or more of our ordinary shares or to their associates, or to our affiliates, other than payments in the ordinary course of business to officers for salaries and directors for compensation. There has been no material change in the planned use of proceeds from our IPO as described in our final prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act on January 21, 2014. Pending the uses described, we have invested the net proceeds in short-term current account facilities. On February 7, 2014, one of our subsidiaries redeemed $130.0 million of the senior secured notes at a redemption price of 103% of the principal and accrued and unpaid interest of $3.7 million. In May 2014, one of our subsidiaries purchased $65.0 million of the senior secured notes on the open market at premiums ranging from 8.00% to 9.13% and accrued and unpaid interest of $0.6 million.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES

None.

ITEM 4. MINE SAFETY DISCLOSURES

Not applicable.

ITEM 5. OTHER INFORMATION

None.

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ITEM 6. EXHIBITS

The following exhibits are attached hereto and filed herewith:

		Incorporated by Reference
Exhibit No.	Exhibit Description	Form	SEC File No.	Exhibit	Filing Date	Filed Herewith
3.1	Amended and Restated Memorandum and Articles of Association	S-1/A	333-191268	3.1	1/6/2014
4.1	Indenture, dated as of May 13, 2013, among CHC Helicopter S.A., the Guarantors named therein, and The Bank of New York Mellon, as Trustee, governing the 9.375% Senior Notes due 2021.	8-K	333-179072	4.1	5/14/2013
4.2	Form of 9.375% Senior Notes due 2021 (included in Exhibit 4.1).	8-K	333-179072	4.1	5/14/2013
4.3	Indenture, dated as of October 4, 2010, among CHC Helicopter S.A., the Guarantors named therein, HSBC Corporate Trustee Company (UK) Limited, as Collateral Agent, and The Bank of New York Mellon, as Trustee, governing the 9.250% Senior Secured Notes due 2020.	S-4	333-179072	4.1	1/18/2012
4.4	Form of 9.250% Senior Secured Notes due 2020 (included in Exhibit 4.3)	S-4	333-179072	4.1	1/18/2012
4.5	Collateral Agent and Administrative Agent Appointment Deed, dated October 4, 2010, among HSBC Bank plc, as Administrative Agent, The Bank of New York Mellon, as Notes Trustee, the Grantors identified therein, the Lenders identified therein, the Arrangers identified therein, and HSBC Corporate Trust Company (UK) Limited, as Collateral Agent.	S-4	333-179072	4.4	1/18/2012
4.6	First Supplemental Indenture, dated as of February 20, 2012, among CHC Global Operations Canada (2008) Inc., CHC Helicopter S.A., the Guarantors named therein, HSBC Corporate Trustee Company (UK) Limited, as Collateral Agent, and The Bank of New York Mellon, as Trustee, governing the 9.250% Senior Secured Notes due 2020.	S-4/A	333-179072	4.5	3/28/2012
4.7	Intercreditor Agreement, dated as of October 4, 2010, among CHC Helicopter S.A., the other Grantors party thereto, HSBC Corporate Trustee Company (UK) Limited, as Initial Collateral Agent, HSBC Bank plc, as Administrative Agent, The Bank of New York Mellon, as Indenture Trustee, and each Additional Collateral Agent from time to time party thereto.	S-4/A	333-179072	4.6	5/9/2012
4.8	First Supplemental Indenture, dated as of January 31, 2014, among CHC Group Ltd., CHC Helicopter S.A., each other existing Guarantor referred to therein, and The Bank of New York Mellon, as trustee, governing the 9.375% senior unsecured notes due 2021.	8-K	001-36261	4.2	2/5/2014

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Incorporated by Reference
Exhibit No.	Exhibit Description	Form	SEC File No.	Exhibit	Filing Date	Filed Herewith
4.9	Second Supplemental Indenture, dated as of January 31, 2014, among CHC Group Ltd., CHC Helicopter S.A., each other existing Guarantor referred to therein, HSBC Corporate Trustee Company (UK) Limited, as collateral agent, and The Bank of New York Mellon, as trustee, governing the 9.250% Senior Secured Notes due 2020.	8-K	001-36261	4.1	2/5/2014
4.10	Form of Shareholders’ Agreement.	S-1/A	333-191268	10.26	12/19/2013
4.11	Form of Registration Rights Agreement.	S-1/A	333-191268	10.27	12/19/2013
4.12	Description of Preferred Shares	8-K	001-36261	3.1	8/27/2014
31.1	Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.					X
31.2	Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.					X
32.1	Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.					X
32.2	Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.					X
101.INS§	XBRL Instance Document					X
101.SCH§	XBRL Taxonomy Extension Schema Document					X
101.CAL§	XBRL Taxonomy Extension Calculation Linkbase Document					X
101.DEF§	XBRL Taxonomy Extension Definition Presentation Linkbase Document					X
101.LAB§	XBRL Taxonomy Extension Label Linkbase Document					X
101.PRE§	XBRL Taxonomy Extension Presentation Linkbase Document					X

*      Constitutes management contract or compensatory contract.

§      In accordance with Rule 406T of Regulation S-T, the information in these exhibits, when filed, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHC Group Ltd.

By:	/s/ Joan Schweikart Hooper
Joan Schweikart Hooper
Senior Vice President and Chief Financial Officer

Date: September 10, 2014

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CHC GROUP LTD

IMPORTANT EXTRAORDINARY MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Admission Ticket

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on November 6, 2014.

Vote by Internet

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A Proposals — The Board of Directors recommends a vote FOR all Proposals.

	For	Against	Abstain
1. To approve the issuance of the preferred shares convertible into ordinary shares to the Investor pursuant to the investment agreement.	☐	☐	☐
2. To approve the granting to the Investor certain preemptive rights to participate in future Company issuances of its ordinary shares.	☐	☐	☐
3. To approve the amendment of the Articles of Association to make explicit the Board's ability to pay dividends in shares and availability of proxy voting by certain means.	☐	☐	☐
4. To approve the adjournment of the extraordinary meeting, if necessary, to permit further solicitation of proxies when there are not sufficient votes to approve transactions contemplated by the investment agreement.	☐	☐	☐

B Non-Voting Items

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